As filed with the Securities and Exchange Commission on February 7, 2025

File No.: 333-283903

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VICTORY PORTFOLIOS IV

(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway

San Antonio, TX 78256

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Thomas Dusenberry	Jay G. Baris
Victory Portfolios IV	Matthew J. Kutner
15935 La Cantera Parkway	Sidley Austin LLP
San Antonio, TX 78256	787 Seventh Avenue
New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, $0.001 par value, each of the following series portfolios of Victory

Portfolios IV: Victory Pioneer AMT-Free Municipal Fund; Victory Pioneer Balanced Fund; Victory Pioneer Bond Fund; Victory Pioneer CAT Bond Fund; Victory Pioneer Core Equity Fund; Victory Pioneer Active Credit Fund; Victory Pioneer Disciplined Growth Fund; Victory Pioneer Disciplined Value Fund; Victory Pioneer Equity Income Fund; Victory Pioneer Equity Premium Income Fund; Victory Pioneer Floating Rate Fund; Victory Pioneer Fund; Victory Pioneer Fundamental Growth Fund; Victory Pioneer Global Equity Fund; Victory Pioneer Global Growth Fund; Victory Pioneer Global Value Fund; Victory Pioneer High Income Municipal Fund; Victory Pioneer High Yield Fund; Victory Pioneer International Equity Fund; Victory Pioneer Intrinsic Value Fund; Victory Pioneer Mid Cap Value Fund; Victory Pioneer Multi-Asset Income Fund; Victory Pioneer Multi-Asset Ultrashort Income Fund; Victory Pioneer Securitized Income Fund; Victory Pioneer Select Mid Cap Growth Fund; Victory Pioneer Short Term Income Fund; Victory Pioneer Solutions - Balanced Fund; Victory Pioneer Strategic Income Fund; and Victory Pioneer U.S. Government Money Market Fund.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Pioneer Solutions - Balanced Fund, a series of Pioneer Asset Allocation Trust

Pioneer Bond Fund,

a series of Pioneer Bond Fund

Pioneer Equity Income Fund,

a series of Pioneer Equity Income Fund

Pioneer Fund,

a series of Pioneer Fund

Pioneer High Yield Fund,

a series of Pioneer High Yield Fund

Pioneer Mid Cap Value Fund,

a series of Pioneer Mid Cap Value Fund

Pioneer U.S. Government Money Market Fund,

a series of Pioneer Money Market Trust

Pioneer AMT-Free Municipal Fund, Pioneer Select Mid Cap Growth Fund, each a series of Pioneer Series Trust II

Pioneer Disciplined Value Fund,

a series of Pioneer Series Trust III

Pioneer Balanced ESG Fund,

Pioneer Multi-Asset Income Fund, Pioneer Securitized Income Fund, each a series of Pioneer Series Trust IV

Pioneer Global Sustainable Equity Fund,

a series of Pioneer Series Trust V

February 7, 2025

Dear Shareholder:

Pioneer High Income Municipal Fund,

a series of Pioneer Series Trust V

Pioneer Equity Premium Income Fund,

Pioneer Floating Rate Fund,

a series of Pioneer Series Trust VI

Pioneer CAT Bond Fund,

a series of Pioneer Series Trust VII

Pioneer International Equity Fund,

a series of Pioneer Series Trust VIII

Pioneer Active Credit Fund,

Pioneer Fundamental Growth Fund,

a series of Pioneer Series Trust X

Pioneer Multi-Asset Ultrashort Income Fund,

a series of Pioneer Series Trust X

Pioneer Core Equity Fund,

a series of Pioneer Series Trust XI

Pioneer Disciplined Growth Fund,

a series of Pioneer Series Trust XII

Pioneer Global Sustainable Growth Fund,

Pioneer Global Sustainable Value Fund,

Pioneer Intrinsic Value Fund,

Pioneer Strategic Income Fund,

each a series of Pioneer Series Trust XIV

Pioneer Short Term Income Fund,

a series of Pioneer Short Term Income Fund

A joint special meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each of the funds listed above (each, a “Pioneer Fund” and together, the “Pioneer Funds”) of each of the investment companies listed above has been scheduled for March 27, 2025 at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 11:00 a.m. Eastern Time. The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan of Reorganization”) under which each Pioneer Fund will reorganize (each such reorganization, a “Reorganization”) into a newly created corresponding series of Victory Portfolios IV (each a “Victory Pioneer Fund”), a registered investment company advised by Victory Capital Management Inc. (“Victory Capital”). Victory Capital will be the investment adviser to each Victory Pioneer Fund. Each Victory Pioneer Fund will have the same investment objective(s) and investment strategies and policies as the corresponding Pioneer Fund, except as noted below. Please refer to the enclosed joint proxy statement/prospectus (“Proxy Statement/Prospectus”) for a detailed explanation of the Reorganizations.

On July 8, 2024, Victory Capital Holdings, Inc. (“Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds.

The proposed Reorganizations of the Pioneer Funds are part of the larger plans to integrate the advisory businesses of Amundi US and Victory Capital in connection with the Transaction. The Reorganizations are proposed to close at approximately the same time as the Transaction.

For each Pioneer Fund, if shareholders of the Pioneer Fund approve the Plan of Reorganization described in the accompanying materials, they will become shareholders of the corresponding Victory Pioneer Fund. As noted above, the investment objective(s) of each Victory Pioneer Fund will be the same as that of the corresponding Pioneer Fund, except that, for Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund, the Acquiring Fund’s investment objective will not be fundamental and can be changed without shareholder approval. The principal investment strategies and principal risks of each Victory Pioneer Fund will be the same as those of the corresponding Pioneer Fund, except that, for Pioneer Balanced ESG Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Growth Fund and Pioneer Global Sustainable Value Fund, the Acquiring Fund will not be required to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that the adviser believes adhere to “ESG criteria.” For Pioneer Balanced ESG Fund, the Acquiring Fund’s minimum allocations to equity and debt securities are lower and its maximum equity allocation is higher. In addition, for Pioneer Bond Fund, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests. Victory Capital intends to employ the Pioneer Funds’ current portfolio management teams to manage the Victory Pioneer Funds after the Reorganizations. No material change in the day-to-day portfolio management of the Pioneer Funds is expected as a result of the Reorganizations.

Victory Capital has entered into an expense limitation agreement with respect to each Victory Pioneer Fund. As a result of the expense limitation agreement, the net expenses associated with investing in a Victory Pioneer Fund will be no higher than, either (i) net expenses associated with investing in the corresponding Pioneer Fund after application of expense limitation arrangements currently in effect for the Pioneer Fund, if any, or (ii) net expenses of the Pioneer Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower, for at least three years following the Reorganizations, as described in detail in the Proxy Statement/Prospectus. If an expense limitation agreement is not continued, a Victory Pioneer Fund may experience higher net operating expenses after that date.

Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that each Pioneer Fund and its shareholders will not recognize any gain or loss as a direct result of a Reorganization, as described in more detail in the Proxy Statement/Prospectus.

No sales charges or other transaction fees will be imposed on Pioneer Fund shareholders solely as a result of the Reorganizations.

The Boards of Trustees (each a “Board” and each Board member, a “Trustee”) of the Pioneer Funds believe that, with respect to each Pioneer Fund, approval of that Pioneer Fund’s Reorganization is in the best interests of such Pioneer Fund. Accordingly, your Board unanimously recommends that you vote in favor of the Plan of Reorganization related to the proposed Reorganization of your Pioneer Fund.

If you were a shareholder of a Pioneer Fund as of the close of business on February 7, 2025, you may vote at the Meeting. You are welcome to attend the Meeting in person. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. If you cannot attend in person, please vote by mail, telephone, or Internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Pioneer Funds’ proxy solicitor toll free at 1-800-488-8095.

Detailed information about the proposed Reorganizations and the reasons for your Board’s approval of the Plan of Reorganization are contained in the enclosed Proxy Statement/Prospectus.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2)Call the toll-free number that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2)Go to the website that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

It is very important that you vote and that your voting instructions be received no later than the close of business on the date immediately before the Meeting, whether or not you plan to attend the shareholder meeting in person. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares of a Pioneer Fund in more than one account or if you hold shares of more than one Pioneer Fund. You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the Pioneer Funds. If you have any questions regarding the proposed Reorganization of your Pioneer Fund, please do not hesitate to call our proxy information line at 1-800-488-8095. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Sincerely,

Lisa M. Jones

President and Chief Executive Officer of the Pioneer Funds

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Pioneer Solutions - Balanced Fund, a series of Pioneer Asset Allocation Trust

Pioneer Bond Fund,

a series of Pioneer Bond Fund

Pioneer Equity Income Fund,

a series of Pioneer Equity Income Fund

Pioneer Fund,

a series of Pioneer Fund

Pioneer High Yield Fund,

a series of Pioneer High Yield Fund

Pioneer Mid Cap Value Fund,

a series of Pioneer Mid Cap Value Fund

Pioneer U.S. Government Money Market Fund,

a series of Pioneer Money Market Trust

Pioneer AMT-Free Municipal Fund, Pioneer Select Mid Cap Growth Fund, each a series of Pioneer Series Trust II

Pioneer Disciplined Value Fund,

a series of Pioneer Series Trust III

Pioneer Balanced ESG Fund,

Pioneer Multi-Asset Income Fund, Pioneer Securitized Income Fund, each a series of Pioneer Series Trust IV

Pioneer Global Sustainable Equity Fund,

a series of Pioneer Series Trust V

Pioneer High Income Municipal Fund,

a series of Pioneer Series Trust V

Pioneer Equity Premium Income Fund,

Pioneer Floating Rate Fund,

a series of Pioneer Series Trust VI

Pioneer CAT Bond Fund,

a series of Pioneer Series Trust VII

Pioneer International Equity Fund,

a series of Pioneer Series Trust VIII

Pioneer Active Credit Fund,

Pioneer Fundamental Growth Fund,

a series of Pioneer Series Trust X

Pioneer Multi-Asset Ultrashort Income Fund,

a series of Pioneer Series Trust X

Pioneer Core Equity Fund,

a series of Pioneer Series Trust XI

Pioneer Disciplined Growth Fund,

a series of Pioneer Series Trust XII

Pioneer Global Sustainable Growth Fund,

Pioneer Global Sustainable Value Fund,

Pioneer Intrinsic Value Fund,

Pioneer Strategic Income Fund,

each a series of Pioneer Series Trust XIV

Pioneer Short Term Income Fund,

a series of Pioneer Short Term Income Fund

To be held March 27, 2025

A joint special meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each of the funds listed above (each, a “Pioneer Fund” or an “Acquired Fund” and together, the “Pioneer Funds” or the “Acquired Funds”) has been scheduled for March 27, 2025 at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 11:00 a.m. Eastern Time. Each Acquired Fund is a series of the corresponding trust listed above (each, an “Acquired Trust” and together, the “Acquired Trusts”). At the Meeting, shareholders of each Acquired Fund will consider and vote on the following proposal with respect to their Acquired Fund(s):

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among each Pioneer Fund, on behalf of each applicable Acquired Fund, Victory Portfolios IV, on behalf of the corresponding funds indicated below (each, an “Acquiring Fund” and together, the “Acquiring Funds”), Amundi US, and Victory Capital Management Inc. (“Victory Capital”).

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize each Acquired Fund into the corresponding Acquiring Fund (each such reorganization, a “Reorganization”) as shown below:

Acquired Fund	Acquiring Fund, each a series of Victory Portfolios
IV
Pioneer AMT-Free Municipal Fund, a series of Pioneer	Victory Pioneer AMT-Free Municipal Fund
Series Trust II
Pioneer Balanced ESG Fund, a series of Pioneer Series	Victory Pioneer Balanced Fund
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund	Victory Pioneer Bond Fund
Pioneer CAT Bond Fund, a series of Pioneer Series	Victory Pioneer CAT Bond Fund
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series	Victory Pioneer Core Equity Fund
Trust XI
Pioneer Active Credit Fund, a series of Pioneer Series	Victory Pioneer Active Credit Fund
Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer	Victory Pioneer Disciplined Growth Fund
Series Trust XII
Pioneer Disciplined Value Fund, a series of Pioneer	Victory Pioneer Disciplined Value Fund
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity	Victory Pioneer Equity Income Fund
Income Fund
Pioneer Equity Premium Income Fund, a series of	Victory Pioneer Equity Premium Income Fund
Pioneer Series Trust VI
Pioneer Floating Rate Fund, a series of Pioneer Series	Victory Pioneer Floating Rate Fund
Trust VI
Pioneer Fund, a series of Pioneer Fund	Victory Pioneer Fund
Pioneer Fundamental Growth Fund, a series of Pioneer	Victory Pioneer Fundamental Growth Fund
Series Trust X
Pioneer Global Sustainable Equity Fund, a series of	Victory Pioneer Global Equity Fund
Pioneer Series Trust V
Pioneer Global Sustainable Growth Fund, a series of	Victory Pioneer Global Growth Fund
Pioneer Series Trust XIV
Pioneer Global Sustainable Value Fund, a series of	Victory Pioneer Global Value Fund
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of	Victory Pioneer High Income Municipal Fund
Pioneer Series Trust V
Pioneer High Yield Fund, a series of Pioneer High	Victory Pioneer High Yield Fund
Yield Fund
Pioneer International Equity Fund, a series of Pioneer	Victory Pioneer International Equity Fund
Series Trust VIII
Pioneer Intrinsic Value Fund, a series of Pioneer Series	Victory Pioneer Intrinsic Value Fund
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid	Victory Pioneer Mid Cap Value Fund
Cap Value Fund
Pioneer Multi-Asset Income Fund, a series of Pioneer	Victory Pioneer Multi-Asset Income Fund
Series Trust IV
Pioneer Multi-Asset Ultrashort Income Fund, a series	Victory Pioneer Multi-Asset Ultrashort Income Fund
of Pioneer Series Trust X
Pioneer Securitized Income Fund, a series of Pioneer	Victory Pioneer Securitized Income Fund
Series Trust IV
Pioneer Select Mid Cap Growth Fund, a series of	Victory Pioneer Select Mid Cap Growth Fund
Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of Pioneer	Victory Pioneer Short Term Income Fund
Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	Victory Pioneer Solutions - Balanced Fund
Asset Allocation Trust
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV
Pioneer U.S. Government Money Market Fund, a	Victory Pioneer U.S. Government Money Market Fund
series of Pioneer Money Market Trust

Please carefully read the enclosed Proxy Statement/Prospectus. It discusses this proposal in more detail.

If you were a shareholder of an Acquired Fund as of the close of business on February 7, 2025, you may vote at the Meeting. You are welcome to attend the Meeting in person. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. If you cannot attend in person, please vote by mail, telephone, or Internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Acquired Funds’ proxy solicitor toll free at 1-800-488-8095.

It is important that you vote regardless of the number of shares that you own.

The Board of Trustees of each Pioneer Fund unanimously recommends that you vote FOR the proposed Reorganization of your Acquired Fund.

By order of each Board of Trustees

Christopher J. Kelley, Secretary and Chief Legal Officer

February 7, 2025

Pioneer Solutions - Balanced Fund, a series of Pioneer Asset Allocation Trust

Pioneer Bond Fund,

a series of Pioneer Bond Fund

Pioneer Equity Income Fund,

a series of Pioneer Equity Income Fund

Pioneer Fund,

a series of Pioneer Fund

Pioneer High Yield Fund,

a series of Pioneer High Yield Fund

Pioneer Mid Cap Value Fund,

a series of Pioneer Mid Cap Value Fund

Pioneer U.S. Government Money Market Fund,

a series of Pioneer Money Market Trust

Pioneer AMT-Free Municipal Fund, Pioneer Select Mid Cap Growth Fund, each a series of Pioneer Series Trust II

Pioneer Disciplined Value Fund,

a series of Pioneer Series Trust III

Pioneer Balanced ESG Fund,

Pioneer Multi-Asset Income Fund, Pioneer Securitized Income Fund, each a series of Pioneer Series Trust IV

Pioneer Global Sustainable Equity Fund,

a series of Pioneer Series Trust V

Pioneer High Income Municipal Fund,

a series of Pioneer Series Trust V

Pioneer Equity Premium Income Fund,

Pioneer Floating Rate Fund,

a series of Pioneer Series Trust VI

Pioneer CAT Bond Fund,

a series of Pioneer Series Trust VII

Pioneer International Equity Fund,

a series of Pioneer Series Trust VIII

Pioneer Active Credit Fund,

Pioneer Fundamental Growth Fund,

a series of Pioneer Series Trust X

Pioneer Multi-Asset Ultrashort Income Fund,

a series of Pioneer Series Trust X

Pioneer Core Equity Fund,

a series of Pioneer Series Trust XI

Pioneer Disciplined Growth Fund,

a series of Pioneer Series Trust XII

Pioneer Global Sustainable Growth Fund,

Pioneer Global Sustainable Value Fund,

Pioneer Intrinsic Value Fund,

Pioneer Strategic Income Fund,

each a series of Pioneer Series Trust XIV

Pioneer Short Term Income Fund,

a series of Pioneer Short Term Income Fund

(Each of the above trusts, an “Acquired Trust” and together, the “Acquired Trusts” and each series thereof,

an “Acquired Fund” and together, the “Acquired Funds”)

Victory Portfolios IV

Victory Pioneer AMT-Free Municipal Fund

Victory Pioneer Balanced Fund

Victory Pioneer Bond Fund

Victory Pioneer CAT Bond Fund

Victory Pioneer Core Equity Fund

Victory Pioneer Active Credit Fund

Victory Pioneer Disciplined Growth Fund

Victory Pioneer Disciplined Value Fund

Victory Pioneer Equity Income Fund

Victory Pioneer Equity Premium Income Fund

Victory Pioneer Floating Rate Fund

Victory Pioneer Fund

Victory Pioneer Fundamental Growth Fund

Victory Pioneer Global Equity Fund

Victory Pioneer Global Growth Fund

Victory Pioneer Global Value Fund

Victory Pioneer High Income Municipal Fund

Victory Pioneer High Yield Fund

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Victory Pioneer International Equity Fund

Victory Pioneer Intrinsic Value Fund

Victory Pioneer Mid Cap Value Fund

Victory Pioneer Multi-Asset Income Fund

Victory Pioneer Multi-Asset Ultrashort Income Fund

Victory Pioneer Securitized Income Fund

Victory Pioneer Select Mid Cap Growth Fund

Victory Pioneer Short Term Income Fund

Victory Pioneer Solutions - Balanced Fund

Victory Pioneer Strategic Income Fund

Victory Pioneer U.S. Government Money Market Fund

(Each of the above series, an “Acquiring Fund”)

JOINT PROXY STATEMENT/PROSPECTUS

February 7, 2025

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is c/o Amundi Asset Management US, Inc. (“Amundi US”) at 60 State Street, Boston, Massachusetts 02109, and 1-800-625-6292. The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc. (“Victory Capital”) at 15935 La Cantera Parkway, San Antonio, Texas 78256, and 1-800-539-3863. This Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of each Acquired Fund beginning on or about February 18, 2025. This Proxy Statement/Prospectus contains information you should know before voting on the following proposal with respect to your Acquired Fund. You should read this document carefully and retain it for future reference.

At the Meeting (as defined below), shareholders will consider whether, with respect to their Acquired Fund:

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among Amundi US, Victory Capital, the Pioneer Funds, on behalf of each Acquired Fund, and Victory Portfolios IV, on behalf of each corresponding Acquiring Fund.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Plan of Reorganization (each, a “Reorganization”) as follows:

Acquired Fund		Acquiring Fund, each a series of Victory Portfolios
IV
Pioneer AMT-Free Municipal Fund, a series of Pioneer		Victory Pioneer AMT-Free Municipal Fund
Series Trust II
Pioneer Balanced ESG Fund, a series of Pioneer Series		Victory Pioneer Balanced Fund
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund		Victory Pioneer Bond Fund
Pioneer CAT Bond Fund, a series of Pioneer Series		Victory Pioneer CAT Bond Fund
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series		Victory Pioneer Core Equity Fund
Trust XI
Pioneer Corporate High Yield Fund , a series of		Victory Pioneer Active Credit Fund
Pioneer Series Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer		Victory Pioneer Disciplined Growth Fund
Series Trust XII
Pioneer Disciplined Value Fund, a series of Pioneer		Victory Pioneer Disciplined Value Fund
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity		Victory Pioneer Equity Income Fund
Income Fund
Pioneer Equity Premium Income Fund, a series of		Victory Pioneer Equity Premium Income Fund
Pioneer Series Trust VI
2
Pioneer Floating Rate Fund, a series of Pioneer Series	Victory Pioneer Floating Rate Fund
Trust VI
Pioneer Fund, a series of Pioneer Fund	Victory Pioneer Fund
Pioneer Fundamental Growth Fund, a series of Pioneer	Victory Pioneer Fundamental Growth Fund
Series Trust X
Pioneer Global Sustainable Equity Fund, a series of	Victory Pioneer Global Equity Fund
Pioneer Series Trust V
Pioneer Global Sustainable Growth Fund, a series of	Victory Pioneer Global Growth Fund
Pioneer Series Trust XIV
Pioneer Global Sustainable Value Fund, a series of	Victory Pioneer Global Value Fund
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of	Victory Pioneer High Income Municipal Fund
Pioneer Series Trust V
Pioneer High Yield Fund, a series of Pioneer High	Victory Pioneer High Yield Fund
Yield Fund
Pioneer International Equity Fund, a series of Pioneer	Victory Pioneer International Equity Fund
Series Trust VIII
Pioneer Intrinsic Value Fund, a series of Pioneer Series	Victory Pioneer Intrinsic Value Fund
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid	Victory Pioneer Mid Cap Value Fund
Cap Value Fund
Pioneer Multi-Asset Income Fund, a series of Pioneer	Victory Pioneer Multi-Asset Income Fund
Series Trust IV
Pioneer Multi-Asset Ultrashort Income Fund, a series	Victory Pioneer Multi-Asset Ultrashort Income Fund
of Pioneer Series Trust X
Pioneer Securitized Income Fund, a series of Pioneer	Victory Pioneer Securitized Income Fund
Series Trust IV
Pioneer Select Mid Cap Growth Fund, a series of	Victory Pioneer Select Mid Cap Growth Fund
Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of Pioneer	Victory Pioneer Short Term Income Fund
Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	Victory Pioneer Solutions - Balanced Fund
Asset Allocation Trust
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV
Pioneer U.S. Government Money Market Fund, a	Victory Pioneer U.S. Government Money Market Fund
series of Pioneer Money Market Trust

The proposal will be considered by shareholders who owned shares of the Acquired Funds on February 7, 2025 at a meeting of shareholders (with any adjournment or postponement, the “Meeting”) that will be held at 11:00 a.m. EST on March 27, 2025, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110. Each of the Acquired Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company.

At a meeting on December 30, 2024 the Boards of Trustees (each, a “Board” and each Board member, a “Trustee”) of each of the Pioneer Funds, after careful consideration, voted to approve, unanimously by the Trustees present at the meeting (seven of the eight Trustees), the proposed reorganizations of the Acquired Funds and the submission of the Plan of Reorganization to shareholders of each Acquired Fund at the Meeting. Although your Board unanimously recommends that the shareholders of each Acquired Fund approve the Reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Plan of Reorganization, the final decision whether to approve the Reorganization is up to you. The Reorganization of an Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of your Acquired Fund approve its Reorganization, but shareholders of another Acquired Fund do not approve such other Acquired Fund’s Reorganization, assuming all other conditions to closing of its Reorganization have been satisfied, it is expected that the Reorganization of your Acquired Fund will take place as described in this Proxy Statement/Prospectus. If

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shareholders of any Acquired Fund fail to approve its Reorganization, the Board of that Acquired Fund will consider what other actions may be appropriate.

Where to Get More Information

Exhibit H includes a list of documents that have been filed with the Securities and Exchange Commission (the “SEC”), each of which is incorporated into this Proxy Statement/Prospectus by reference.

For a free copy of any of the documents and/or to ask questions about this Proxy Statement/Prospectus, please call your Acquired Fund’s proxy solicitor toll free at 1-800-488-8095.

Additional information contained in a Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll-free number set forth above for the Pioneer Funds or by writing to Amundi US at the address set forth above. The SAI, dated the same date as this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files or will file reports, proxy statement/prospectus materials and other information with the SEC. These reports, proxy statement/prospectus materials and other information are or will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objective.

This Proxy Statement/Prospectus sets forth concisely the information about each Reorganization and each Acquiring Fund that shareholders should know before voting on the proposed Reorganizations. Please read it carefully and keep it for future reference.

The SEC has not approved or disapproved these securities or passed on the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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QUESTIONS AND ANSWERS................................................................................................................................	12
SUMMARY OF REORGANIZATION PROPOSAL ............................................................................................	24
How Each Reorganization Will Work..........................................................................................................................	24
Comparison of Acquired Funds and Acquiring Funds ................................................................................................	24
U.S. Federal Income Tax Consequences .....................................................................................................................	26
COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS.......	27
Reorganization of Pioneer AMT-Free Municipal Fund into Victory Pioneer AMT-Free Municipal Fund.................	28
Comparison of Current and Pro Forma Expenses........................................................................................................	28
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	30
Fund Performance........................................................................................................................................................	35
Comparison of Portfolio Management Team ..............................................................................................................	37
Reorganization of Pioneer Balanced ESG Fund into Victory Pioneer Balanced Fund ..............................................	37
Comparison of Current and Pro Forma Expenses........................................................................................................	37
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	39
Fund Performance........................................................................................................................................................	46
Comparison of Portfolio Management Team ..............................................................................................................	48
Reorganization of Pioneer Bond Fund into Victory Pioneer Bond Fund ....................................................................	48
Comparison of Current and Pro Forma Expenses........................................................................................................	48
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	50
Fund Performance........................................................................................................................................................	56
Comparison of Portfolio Management Team ..............................................................................................................	57
Reorganization of Pioneer CAT Bond Fund into Victory Pioneer CAT Bond Fund ...................................................	57
Comparison of Current and Pro Forma Expenses........................................................................................................	57
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	59
Fund Performance........................................................................................................................................................	66
Comparison of Portfolio Management Team ..............................................................................................................	67
Reorganization of Pioneer Core Equity Fund into Victory Pioneer Core Equity Fund ..............................................	67
5
Comparison of Current and Pro Forma Expenses........................................................................................................	67
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	69
Fund Performance........................................................................................................................................................	73
Comparison of Portfolio Management Team ..............................................................................................................	75

Reorganization of Pioneer Active Credit Fund (formerly Pioneer Corporate High Yield Fund) into Victory Pioneer

Active Credit Fund ........................................................................................................................................	75
Comparison of Current and Pro Forma Expenses........................................................................................................	75
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	77
Fund Performance........................................................................................................................................................	85
Comparison of Portfolio Management Team ..............................................................................................................	86
Reorganization of Pioneer Disciplined Growth Fund into Victory Pioneer Disciplined Growth Fund......................	87
Comparison of Current and Pro Forma Expenses........................................................................................................	87
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	89
Fund Performance........................................................................................................................................................	92
Comparison of Portfolio Management Team ..............................................................................................................	94
Reorganization of Pioneer Disciplined Value Fund into Victory Pioneer Disciplined Value Fund............................	94
Comparison of Current and Pro Forma Expenses........................................................................................................	94
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	97
Fund Performance......................................................................................................................................................	100
Comparison of Portfolio Management Team ............................................................................................................	102
Reorganization of Pioneer Equity Income Fund into Victory Pioneer Equity Income Fund.....................................	102
Comparison of Current and Pro Forma Expenses......................................................................................................	102
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	104
Fund Performance......................................................................................................................................................	108
Comparison of Portfolio Management Team ............................................................................................................	110
Reorganization of Pioneer Equity Premium Income Fund into Victory Pioneer Equity Premium Income Fund......	110
Comparison of Current and Pro Forma Expenses......................................................................................................	110
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	112
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Fund Performance......................................................................................................................................................	118
Comparison of Portfolio Management Team ............................................................................................................	119
Reorganization of Pioneer Floating Rate Fund into Victory Pioneer Floating Rate Fund.......................................	120
Comparison of Current and Pro Forma Expenses......................................................................................................	120
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	122
Fund Performance......................................................................................................................................................	128
Comparison of Portfolio Management Team ............................................................................................................	130
Reorganization of Pioneer Fund into Victory Pioneer Fund.....................................................................................	130
Comparison of Current and Pro Forma Expenses......................................................................................................	130
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	132
Fund Performance......................................................................................................................................................	137
Comparison of Portfolio Management Team ............................................................................................................	138
Reorganization of Pioneer Fundamental Growth Fund into Victory Pioneer Fundamental Growth Fund ..............	138
Comparison of Current and Pro Forma Expenses......................................................................................................	138
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	141
Fund Performance......................................................................................................................................................	145
Comparison of Portfolio Management Team ............................................................................................................	147
Reorganization of Pioneer Global Sustainable Equity Fund into Victory Pioneer Global Equity Fund ..................	147
Comparison of Current and Pro Forma Expenses......................................................................................................	147
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	149
Fund Performance......................................................................................................................................................	157
Comparison of Portfolio Management Team ............................................................................................................	158
Reorganization of Pioneer Global Sustainable Growth Fund into Victory Pioneer Global Growth Fund ...............	159
Comparison of Current and Pro Forma Expenses......................................................................................................	159
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	161
Fund Performance......................................................................................................................................................	168
Comparison of Portfolio Management Team ............................................................................................................	169
Reorganization of Pioneer Global Sustainable Value Fund into Victory Pioneer Global Value Fund.....................	170
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Comparison of Current and Pro Forma Expenses......................................................................................................	170
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	172
Fund Performance......................................................................................................................................................	179
Comparison of Portfolio Management Team ............................................................................................................	180
Reorganization of Pioneer High Income Municipal Fund into Victory Pioneer High Income Municipal Fund .......	181
Comparison of Current and Pro Forma Expenses......................................................................................................	181
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	183
Fund Performance......................................................................................................................................................	188
Comparison of Portfolio Management Team ............................................................................................................	189
Reorganization of Pioneer High Yield Fund into Victory Pioneer High Yield Fund.................................................	189
Comparison of Current and Pro Forma Expenses......................................................................................................	189
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	192
Fund Performance......................................................................................................................................................	197
Comparison of Portfolio Management Team ............................................................................................................	199
Reorganization of Pioneer International Equity Fund into Victory Pioneer International Equity Fund ..................	199
Comparison of Current and Pro Forma Expenses......................................................................................................	199
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	201
Fund Performance......................................................................................................................................................	206
Comparison of Portfolio Management Team ............................................................................................................	208
Reorganization of Pioneer Intrinsic Value Fund into Victory Pioneer Intrinsic Value Fund ...................................	208
Comparison of Current and Pro Forma Expenses......................................................................................................	208
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	210
Fund Performance......................................................................................................................................................	214
Comparison of Portfolio Management Team ............................................................................................................	215
Reorganization of Pioneer Mid Cap Value Fund into Victory Pioneer Mid Cap Value Fund ..................................	216
Comparison of Current and Pro Forma Expenses......................................................................................................	216
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	218
Fund Performance......................................................................................................................................................	222
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Comparison of Portfolio Management Team ............................................................................................................	224
Reorganization of Pioneer Multi-Asset Income Fund into Victory Pioneer Multi-Asset Income Fund.....................	224
Comparison of Current and Pro Forma Expenses......................................................................................................	224
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	226
Fund Performance......................................................................................................................................................	233
Comparison of Portfolio Management Team ............................................................................................................	235

Reorganization of Pioneer Multi-Asset Ultrashort Income Fund into Victory Pioneer Multi-Asset Ultrashort Income

Fund ............................................................................................................................................................	235
Comparison of Current and Pro Forma Expenses......................................................................................................	235
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	237
Fund Performance......................................................................................................................................................	245
Comparison of Portfolio Management Team ............................................................................................................	247
Reorganization of Pioneer Securitized Income Fund into Victory Pioneer Securitized Income Fund ......................	247
Comparison of Current and Pro Forma Expenses......................................................................................................	247
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	249
Fund Performance......................................................................................................................................................	256
Comparison of Portfolio Management Team ............................................................................................................	257
Reorganization of Pioneer Select Mid Cap Growth Fund into Victory Pioneer Select Mid Cap Growth Fund........	258
Comparison of Current and Pro Forma Expenses......................................................................................................	258
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	260
Fund Performance......................................................................................................................................................	264
Comparison of Portfolio Management Team ............................................................................................................	266
Reorganization of Pioneer Short Term Income Fund into Victory Pioneer Short Term Income Fund .....................	266
Comparison of Current and Pro Forma Expenses......................................................................................................	266
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	268
Fund Performance......................................................................................................................................................	273
Comparison of Portfolio Management Team ............................................................................................................	275
Reorganization of Pioneer Solutions - Balanced Fund into Victory Pioneer Solutions - Balanced Fund.................	275
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Comparison of Current and Pro Forma Expenses......................................................................................................	275
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	277
Fund Performance......................................................................................................................................................	281
Comparison of Portfolio Management Team ............................................................................................................	283
Reorganization of Pioneer Strategic Income Fund into Victory Pioneer Strategic Income Fund.............................	283
Comparison of Current and Pro Forma Expenses......................................................................................................	283
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	285
Fund Performance......................................................................................................................................................	292
Comparison of Portfolio Management Team ............................................................................................................	293
Reorganization of Pioneer U.S. Government Money Market Fund into Victory Pioneer U.S. Government Money
Market Fund................................................................................................................................................	294
Comparison of Current and Pro Forma Expenses......................................................................................................	294
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks.................................	295
Fund Performance......................................................................................................................................................	297
Comparison of Portfolio Management Team ............................................................................................................	298
Principal Risks...........................................................................................................................................................	298
Purchases and Sales of Acquired Fund and Acquiring Fund Shares ........................................................................	299
Jurisdiction of Organization......................................................................................................................................	299
Terms of Each Reorganization ..................................................................................................................................	299
Conditions to Closing Each Reorganization..............................................................................................................	300
Termination of the Plan of Reorganization ...............................................................................................................	300
Material U.S. Federal Income Tax Consequences of the Reorganizations ...............................................................	301
Board Deliberations Regarding the Proposal ...........................................................................................................	303
Board Recommendation and Required Vote..............................................................................................................	307
Agreement Between Amundi and Victory Holdings Regarding the Reorganizations ................................................	307
Comparison of Investment Advisers and Investment Advisory Fees..........................................................................	308
Manager-of-Managers Structure —Acquiring Funds ...............................................................................................	318
Comparison of Other Principal Service Providers....................................................................................................	318
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Payments to Broker-Dealers and Other Financial Intermediaries............................................................................	319
PROXY VOTING AND SHAREHOLDER MEETING INFORMATION........................................................	319
CAPITALIZATION AND OWNERSHIP OF FUND SHARES .........................................................................	324
Capitalization of Acquired Funds and Acquiring Funds ...........................................................................................	324
Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund......................................	324
Interest of Certain Persons in the Reorganizations...................................................................................................	333
Financial Highlights..................................................................................................................................................	333
EXHIBIT A FORMS OF AGREEMENT AND PLAN OF REORGANIZATION..........................................	A-1
EXHIBIT B COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT
POLICIES AND LIMITATIONS ..........................................................................................................................	B-1
EXHIBIT C PRINCIPAL RISKS .........................................................................................................................	C-1
EXHIBIT D ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS.....................................	D-1
EXHIBIT E COMPARISON OF ORGANIZATIONAL DOCUMENTS .........................................................	E-1
EXHIBIT F PRINCIPAL HOLDERS ..................................................................................................................	F-1
EXHIBIT G FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS.....................................................	G-1
EXHIBIT H WHERE TO GET MORE INFORMATION................................................................................	H-1

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QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed Proxy Statement/Prospectus.

Q: Why am I being asked to vote?

On July 8, 2024, Victory Capital Holdings, Inc. (“Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which and upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds. The closing of the Transaction is expected to occur on or about April 1, 2025, subject to customary closing conditions, including regulatory approvals and client consents. Upon the closing of the Transaction, all of the portfolio managers of Amundi US are expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings and the investment adviser for the Victory Pioneer Funds, and the respective portfolio managers of the Pioneer Funds are expected to be portfolio managers of the corresponding Victory Pioneer Funds immediately following the closing of the Transaction. The fund reorganizations detailed in the enclosed materials are being proposed as part of the plans to integrate the investment advisory businesses of Amundi US and Victory Capital in connection with the Transaction.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, including the proposed Reorganizations described in the enclosed Proxy Statement/Prospectus. As a shareholder of one or more of the Acquired Funds, you are being asked to vote on a reorganization involving your Acquired Fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund (referred to in this Proxy Statement/Prospectus as the “Acquired Fund”) transferring all of its assets to another fund (referred to in this Proxy Statement/Prospectus as the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of such Acquiring Fund shares to the Acquired Fund shareholders, and ultimately the termination, dissolution and complete liquidation of the Acquired Fund. Following the fund reorganization, shareholders of an Acquired Fund will be shareholders of the corresponding Acquiring Fund and will hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization.

Q: Is my vote important?

Yes, absolutely! While the Boards of Trustees (each, a “Board” and each Board member, a “Trustee”) of each of the Pioneer Funds has carefully reviewed the proposed reorganization for your Acquired Fund and unanimously recommend that you approve it, the proposal cannot go forward for your Acquired Fund without the approval of shareholders of your Acquired Fund. The Acquired Funds will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached in order for a vote on the proposal to be taken/the proposal has been approved.

Q: Who manages the Acquiring Funds?

Victory Capital manages the Acquiring Funds. Victory Capital is a diversified global asset management firm with total client assets of $181.1 billion, assets under management of $176.1 billion and other assets of $5.0 billion as of September 30, 2024. Victory Capital operates a next-generation business model combining boutique investment qualities with the benefits of an integrated, centralized operating and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors with 11 autonomous Investment Franchises and a Solutions Platform. Victory Capital offers a

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wide array of investment products, including actively and passively managed mutual funds, rules-based and active exchange traded funds (“ETFs”), institutional separate accounts, variable insurance products (“VIPs”), alternative investments, private closed end funds, and a 529 Education Savings Plan. Victory Capital’s strategies are also offered through third-party investment products, including mutual funds, third-party ETF model strategies, retail separately managed accounts (“SMAs”) and unified managed accounts (“UMAs”) through wrap account programs, Collective Investment Trusts (“CITs”), and undertakings for the collective investment in transferable securities (“UCITs”). As of September 30, 2024, Victory Capital’s Franchises and Solutions Platform collectively managed a diversified set of 126 investment strategies for a wide range of institutional and retail clients and direct investors.

Q: What is the proposed reorganization of my Pioneer Fund?

You are being asked to vote on the reorganization of each Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund		Acquiring Fund, each a series of Victory Portfolios
IV
Pioneer AMT-Free Municipal Fund, a series of Pioneer		Victory Pioneer AMT-Free Municipal Fund
Series Trust II
Pioneer Balanced ESG Fund, a series of Pioneer Series		Victory Pioneer Balanced Fund
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund		Victory Pioneer Bond Fund
Pioneer CAT Bond Fund, a series of Pioneer Series		Victory Pioneer CAT Bond Fund
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series		Victory Pioneer Core Equity Fund
Trust XI
Pioneer Active Credit Fund, a series of Pioneer Series		Victory Pioneer Active Credit Fund
Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer		Victory Pioneer Disciplined Growth Fund
Series Trust XII
Pioneer Disciplined Value Fund, a series of Pioneer		Victory Pioneer Disciplined Value Fund
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity		Victory Pioneer Equity Income Fund
Income Fund
Pioneer Equity Premium Income Fund, a series of		Victory Pioneer Equity Premium Income Fund
Pioneer Series Trust VI
Pioneer Floating Rate Fund, a series of Pioneer Series		Victory Pioneer Floating Rate Fund
Trust VI
Pioneer Fund, a series of Pioneer Fund		Victory Pioneer Fund
Pioneer Fundamental Growth Fund, a series of Pioneer		Victory Pioneer Fundamental Growth Fund
Series Trust X
Pioneer Global Sustainable Equity Fund, a series of		Victory Pioneer Global Equity Fund
Pioneer Series Trust V
Pioneer Global Sustainable Growth Fund, a series of		Victory Pioneer Global Growth Fund
Pioneer Series Trust XIV
Pioneer Global Sustainable Value Fund, a series of		Victory Pioneer Global Value Fund
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of		Victory Pioneer High Income Municipal Fund
Pioneer Series Trust V
Pioneer High Yield Fund, a series of Pioneer High		Victory Pioneer High Yield Fund
Yield Fund
Pioneer International Equity Fund, a series of Pioneer		Victory Pioneer International Equity Fund
Series Trust VIII
Pioneer Intrinsic Value Fund, a series of Pioneer Series		Victory Pioneer Intrinsic Value Fund
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid		Victory Pioneer Mid Cap Value Fund
Cap Value Fund
13
Pioneer Multi-Asset Income Fund, a series of Pioneer	Victory Pioneer Multi-Asset Income Fund
Series Trust IV
Pioneer Multi-Asset Ultrashort Income Fund, a series	Victory Pioneer Multi-Asset Ultrashort Income Fund
of Pioneer Series Trust X
Pioneer Securitized Income Fund, a series of Pioneer	Victory Pioneer Securitized Income Fund
Series Trust IV
Pioneer Select Mid Cap Growth Fund, a series of	Victory Pioneer Select Mid Cap Growth Fund
Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of Pioneer	Victory Pioneer Short Term Income Fund
Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	Victory Pioneer Solutions - Balanced Fund
Asset Allocation Trust
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV
Pioneer U.S. Government Money Market Fund, a	Victory Pioneer U.S. Government Money Market Fund
series of Pioneer Money Market Trust

When the Reorganization occurs, each Acquired Fund shareholder will become a shareholder of the corresponding Acquiring Fund. Each Acquired Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the corresponding Acquired Fund’s liabilities in complete liquidation of the Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Funds’ valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same.

We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: How will the Reorganizations benefit the Acquired Funds and their shareholders?

Victory Capital and Amundi US believe the Reorganizations will benefit the Acquired Funds and their shareholders. Victory Capital and Amundi US expect that the Reorganizations will offer each Acquired Fund and its shareholders, among other things:

•the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Fund;

•opportunities for increased asset growth and economies of scale that, over the long-term, could result from the combined distribution capabilities of the new organization expected to result from the Transaction;

•anticipated total operating expenses for all classes of shares that, on a net basis under a contractual expense limitation agreement with Victory Capital (the “Victory Expense Limitation Agreement”), are expected to be no higher than, either (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower, for at least three years following the Reorganizations; and

•the potential to spread certain fixed costs over a larger combined asset base of the Victory Funds Complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q:Will there be any changes to an Acquired Fund’s investment program or portfolio management team as a result of the Reorganizations?

Except as noted below, no.

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Immediately after the Reorganizations, Victory Capital expects to employ the Acquired Funds’ current portfolio management team to manage the Acquiring Funds in accordance with the same investment objective(s) and principal investment strategies. Victory Capital expects that each Acquiring Fund will be subject to substantially similar principal risks as the corresponding Acquired Fund.

No material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

For each of the Victory Pioneer Balanced Fund, Victory Pioneer Global Equity Fund, Victory Pioneer Global Growth Fund and Victory Pioneer Global Value Fund, Acquiring Funds of, respectively, the Pioneer Balanced ESG Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Growth Fund and Pioneer Global Sustainable Value Fund, each Fund (unlike its corresponding Acquired Fund) will not be required to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that the adviser believes adhere to “ESG criteria,” as defined in the Acquired Fund’s prospectus. Also, for Victory Pioneer Balanced ESG Fund, the Fund’s minimum allocations to equity and debt securities are lower and its maximum equity allocation is higher, and there are differences in the applicable ESG criteria. With respect to Victory Pioneer Fund, Victory Capital will not be required to adhere to Amundi US’ explicit ESG-related restrictions to which Amundi US and Pioneer Fund are subject.

For each of the Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund and Victory Pioneer High Yield Fund, Acquiring Funds of, respectively, the Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund, each Fund (unlike its corresponding Acquired Fund) will not have a so-called “fundamental” investment objective. An investment objective is “fundamental” if it cannot be changed without shareholder approval. Shareholders of each Acquiring Fund will, however, be provided with at least 30 days’ written notice prior to implementing any changes to these investment objectives.

Q:Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganizations?

Yes. Most account-level features and options, such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in each Acquired Fund to accounts in the corresponding Acquiring Fund. However, there are some differences, including that the exchange privilege will be limited to exchanges among the Acquiring Funds and will not be available for exchanges among the broader family of Victory funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Victory funds maintain different transfer agents.

Q:Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ investment advisory agreement are similar to the investment advisory services provided by Amundi US to the Acquired Funds under the Acquired Funds’ investment advisory agreement.

The distribution services to be provided by Victory Capital Services, Inc. to the Acquiring Funds under the Acquiring Funds’ distribution agreement are similar to the distribution services provided by Amundi Distributor US, Inc. to the Acquired Funds under the Acquired Funds’ distribution agreement.

The accounting, administration and legal services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ administration agreement are similar to the accounting, administration and legal services provided by Amundi US to the Acquired Funds under the Acquired Funds’ administration agreement.

Q: How will the Reorganizations work?

The Reorganizations provide that each Acquired Fund will transfer all its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund as follows:

15

Acquired Fund		Acquiring Fund
Pioneer AMT-Free Municipal Fund		Victory Pioneer AMT-Free Municipal Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer Balanced ESG Fund		Victory Pioneer Balanced Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Bond Fund		Victory Pioneer Bond Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class R, Class Y
Pioneer CAT Bond Fund		Victory Pioneer CAT Bond Fund
Class A, Class K, Class Y		Class A, Class R6, Class Y
Pioneer Core Equity Fund		Victory Pioneer Core Equity Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Active Credit Fund		Victory Pioneer Active Credit Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer Disciplined Growth Fund		Victory Pioneer Disciplined Growth Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Disciplined Value Fund		Victory Pioneer Disciplined Value Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Equity Income Fund		Victory Pioneer Equity Income Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class R, Class Y
Pioneer Equity Premium Income Fund		Victory Pioneer Equity Premium Income Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Floating Rate Fund		Victory Pioneer Floating Rate Fund
Class A, Class C, Class K, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Fund		Victory Pioneer Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class R, Class Y
Pioneer Fundamental Growth Fund		Victory Pioneer Fundamental Growth Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class R, Class Y
Pioneer Global Sustainable Equity Fund		Victory Pioneer Global Equity Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Global Sustainable Growth Fund		Victory Pioneer Global Growth Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer Global Sustainable Value Fund		Victory Pioneer Global Value Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer High Income Municipal Fund		Victory Pioneer High Income Municipal Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer High Yield Fund		Victory Pioneer High Yield Fund
Class A, Class C, Class R, Class Y		Class A, Class C, Class Y
Pioneer International Equity Fund		Victory Pioneer International Equity Fund
Class A, Class C, Class K, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Intrinsic Value Fund		Victory Pioneer Intrinsic Value Fund
Class A, Class C, Class Y		Class A, Class C, Class Y
Pioneer Mid Cap Value Fund		Victory Pioneer Mid Cap Value Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Multi-Asset Income Fund		Victory Pioneer Multi-Asset Income Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Multi-Asset Ultrashort Income Fund		Victory Pioneer Multi-Asset Ultrashort Income Fund
Class A, Class C, Class C2, Class K, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Securitized Income Fund		Victory Pioneer Securitized Income Fund
Class A, Class Y		Class A, Class Y
Pioneer Select Mid Cap Growth Fund		Victory Pioneer Select Mid Cap Growth Fund
Class A, Class C, Class K, Class R, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Short Term Income Fund		Victory Pioneer Short Term Income Fund
Class A, Class C, Class C2, Class K, Class Y		Class A, Class C, Class R6, Class Y
Pioneer Solutions - Balanced Fund		Victory Pioneer Solutions - Balanced Fund
Class A, Class C, Class R, Class Y		Class A, Class C, Class Y
16
Pioneer Strategic Income Fund	Victory Pioneer Strategic Income Fund
Class A, Class C, Class K, Class R, Class Y	Class A, Class C, Class R6, Class R, Class Y
Pioneer U.S. Government Money Market Fund	Victory Pioneer U.S. Government Money Market Fund
Class A, Class R, Class Y	Class A, Class Y

Each Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganizations, each Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders’ proportional interests in the Acquired Fund. Each Acquired Fund will then terminate, dissolve and completely liquidate.

Class A Shares

Class A shareholders of an Acquired Fund that pursues an equity investment strategy will become Class A shareholders of the corresponding Acquiring Fund that pursues an equity investment strategy. Class A shares of the Acquired Funds that pursue an equity investment strategy and Class A shares of the Acquiring Funds that pursue an equity investment strategy have similar characteristics and differ as follows:

Acquired Fund Class A
Sales Charge	Up to 5.75%
Contingent Deferred Sales	Class A purchases of $500,000 or
Charge (“CDSC”)	more that are not subject to an initial
sales charge may be subject to a
CDSC of 1.00% on shares redeemed
within 12 months of purchase
Distribution and service (12b-1)	Up to 0.25% of average daily net
fees	assets
Eligibility Requirements	None

Acquiring Fund Class A

Up to 5.75%

A CDSC of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase

Up to 0.25% of average daily net assets

None

Class A shareholders of an Acquired Fund that pursues a fixed income investment strategy will become Class A shareholders of the corresponding Acquiring Fund that pursues a fixed income investment strategy. Class A shares of the Acquired Funds that pursue a fixed income investment strategy and Class A shares of the Acquiring Funds that pursue a fixed income investment strategy have similar characteristics and differ as described below, excluding Class A shares of Pioneer Short Term Income Fund, Pioneer Multi-Asset Ultrashort Income Fund and Pioneer U.S. Government Money Market Fund and their corresponding Acquiring Funds, which do not have a sales charge or CDSC. The 12b-1 fee for the Pioneer Short Term Income Fund and Pioneer Multi-Asset Ultrashort Income Fund and their corresponding Acquiring Funds is up to 0.20% of average daily net assets and up to 0.15% of average daily net assets for Pioneer U.S. Government Money Market Fund and its corresponding Acquiring Fund.

	Acquired Fund Class A	Acquiring Fund Class A
Sales Charge	Up to 4.50%	Up to 2.25%

Contingent Deferred Sales	Class A purchases of $500,000 or	A CDSC of 0.75% may be imposed
Charge (“CDSC”)	more that are not subject to an initial	on Class A shares with respect to
	sales charge may be subject to a	purchases of $250,000 or more that
	CDSC of 1.00% on shares redeemed	are redeemed within 18 months of
	within 12 months of purchase	purchase
Distribution and service (12b-1)	Up to 0.25% of average daily net	Up to 0.25% of average daily net
fees	assets	assets
Eligibility Requirements	None	None

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class A shares.

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Class C Shares

Class C shares of the Acquired Funds and Class C shares of the Acquiring Funds have similar characteristics and differ as described below, excluding Class C shares of Pioneer Multi-Asset Ultrashort Income Fund and Pioneer Short Term Income Fund and their corresponding Acquiring Funds, which do not have a CDSC. The 12b-1 fee for Pioneer Multi-Asset Ultrashort Income Fund and Pioneer Short Term Income Fund and their corresponding Acquiring Funds is up to 0.50% of average daily net assets.

Acquired Fund Class C
Sales Charge	None
Contingent Deferred Sales	A 1.00% CDSC is assessed if you
Charge (“CDSC”)	sell your shares within one year of
purchase
Distribution and service (12b-1)	Up to 1.00% of average daily net
fees	assets
Eligibility Requirements	Maximum purchase amount (per
transaction) of $499,999

Acquiring Fund Class C

None

A 1.00% CDSC may be imposed if you sell your shares within 12 months of purchase

Up to 1.00% of average daily net assets

Maximum purchase amount (per transaction) of $1,000,000 for funds that pursue equity investment strategies and $250,000 for funds that pursue fixed income investment strategies

Conversion to Class A Shares	Class C shares will automatically	Class C shares will automatically
	convert to Class A shares in the	convert to Class A shares in the
	month following the eight-year	month following the eight-year
	anniversary date of the purchase of	anniversary date of the purchase of
	the Class C shares	the Class C shares

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class C shares.

Class C2 Shares

Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund and Pioneer Short Term Income Fund and Class C shares of the corresponding Acquiring Funds have similar characteristics and differ as follows:

Acquired Fund Class C2
Sales Charge	None
A 1.00% CDSC is assessed
Contingent Deferred Sales Charge
(“CDSC”)	if you sell your shares
within one year of
purchase
Distribution and service (12b-1) fees	Up to 0.50% of average
daily net assets
Eligibility Requirements	Maximum purchase
amount (per transaction) of
$499,999

Acquiring Fund Class C

None

A 1.00% CDSC may be imposed if you sell your shares within 12 months of purchase

Up to 0.50% of average daily net assets

Maximum purchase amount (per transaction) of $250,000

Class C2 shares are available for purchase only through certain broker- dealers where Class C shares are not available

Conversion to Class A Shares	Class C2 shares will	Class C shares of will automatically
	automatically convert to	convert to Class A shares in the month
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Class A shares in the month following the eight- year anniversary date of the purchase of the Class C2 shares following the eight-year anniversary date of the purchase of the Class C shares

See Exhibit D for more information about Acquired Fund Class C2 shares and Acquiring Fund Class C shares.

Class K Shares

Class K shares of the Acquired Funds and Class R6 shares of the Acquiring Funds have similar characteristics and differ as follows:

Acquired Fund Class K
Sales Charge	None
Contingent Deferred Sales	None
Charge (“CDSC”)
Distribution and service (12b-1)	None
fees	Initial investments by discretionary
Eligibility Requirements
accounts and direct investors are
subject to a $5 million investment
minimum, which may be waived in
some circumstances
There is no investment minimum for
other eligible investors

Acquiring Fund Class R6

None

None

None

May only be purchased by: (i) retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non- qualified deferred compensation arrangements that operate in a similar manner to qualified plans; (ii) investors who purchase through Advisory Programs with an approved financial intermediary; and (iii) registered investment companies

See Exhibit D for more information about Acquired Fund Class K shares and Acquiring Fund Class R6 shares.

Class R Shares

Class R shares of the Acquired Funds and Class R shares of the Acquiring Funds have similar characteristics and differ as follows:

	Acquired Fund Class R	Acquiring Fund Class R
Sales Charge	None	None

Contingent Deferred Sales	None	None
Charge (“CDSC”)
Distribution and service (12b-1)	Up to 0.50% of average daily net	Up to 0.50% of average daily net
fees	assets	assets
	Separate service plan provides for	Separate service plan provides for
	payment to financial intermediaries	payment to financial intermediaries
	of up to 0.25% of average daily net	of up to 0.25% of average daily net
	assets	assets
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Eligibility Requirements	Generally, available only through
certain tax-deferred retirement plans
and related accounts

May only be purchased by: (i) retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non- qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and (ii) investors who purchase through Advisory Programs with an approved financial intermediary

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class R shares.

Class Y Shares

Class Y shares of the Acquired Funds and Class Y shares of the Acquiring Funds have similar characteristics and differ as follows:

Acquired Fund Class Y
Sales Charge	None
Contingent Deferred Sales	None
Charge (“CDSC”)
Distribution and service (12b-1)	None
fees	Initial investments are subject to a
Eligibility Requirements
$5 million investment minimum,
which may be waived in some
circumstances

Acquiring Fund Class Y

None

None

None

May only be purchased by: (i) institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker- dealers or directly from the transfer agent; (ii) Clients of state-registered or federally registered investment advisors (“RIAs”), where such RIAs trade through institutional trading platforms approved by the Fund, who invest at least $2,500; (iii) brokerage platforms of firms that have agreements with the Acquiring Fund’s distributor to offer such shares solely when acting as an agent for the investor (although an investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker); (iv) pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Acquiring Fund; (v) investors who purchase through Advisory Programs with an approved financial intermediary; registered investment companies; investment advisory clients of

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Victory Capital; or investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class Y shares.

Expense Limitation Arrangements

For at least three years following the Reorganizations, Victory Capital has agreed to limit the operating expenses associated with investing in Classes A, C, R6, R and Y shares of the Acquiring Fund to a level that is no higher than, either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, associated with investing in Class A, Class C2, Class K, Class R or Class Y shares, respectively, of the corresponding Acquired Fund or (ii) net expenses associated with investing in Class A, Class C2, Class K, Class R or Class Y shares, respectively, of the corresponding Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower. An Acquiring Fund may experience higher net operating expenses if the Victory Expense Limitation Agreement is not continued after that three year period.

Q: Are there direct costs or tax consequences associated with the Reorganizations?

No. All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Acquired Funds and the Acquiring Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations, without regard to whether the Reorganization is approved by shareholders or completed. Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund owns certain securities that may be restricted as to transfer due to sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) (the “Residual Restricted Securities”). Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund is expected to engage in alternative transaction steps that are intended to allow for the Reorganization of such Acquired Fund to be completed in compliance with the sanctions. Each such Reorganization will be effected through a series of transaction steps designed to comply with the OFAC Restrictions. As a result of these transaction steps, at the time of the Reorganization, the sole assets of each of these Acquired Funds will be the Residual Restricted Securities, and each such Acquired Fund will become a wholly-owned subsidiary of each Acquiring Fund. Each of these Acquired Funds will elect to become a “disregarded entity” for federal tax law as of the day after the closing of the Reorganization.

You are urged to consult with your tax advisor concerning the tax consequences of the Reorganizations.

Each Reorganization is subject to a condition that the Acquired Fund will receive an opinion of counsel that the Reorganization will not result in federal income tax liability to the Acquired Fund or its shareholders, and neither the Acquiring Fund nor the Acquired Fund can waive this condition.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions, including that the Transaction involving Victory Capital and Amundi US proceeds to close. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds). The Transaction is

21

expected to be completed on or about April 1, 2025, and the Reorganizations are proposed to close generally concurrently with the close of the Transaction.

Q: What will happen if a Reorganization is not approved?

Approval and closing of one Reorganization is not conditioned upon the approval and closing of any other Reorganization, but the closing of each Reorganization is conditioned upon closing of the Transaction by Victory Capital and Amundi US. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds), even if an Acquired Fund’s shareholders approve a Reorganization, the Transaction may not close if other clients do not consent or other conditions are not met. While Victory Holdings has received sufficient approval of the Transaction from Victory Holdings shareholders, if the Transaction does not close, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Amundi US as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Amundi US will terminate by its terms and in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At that point, the Board of such Acquired Fund may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders. The Contribution Agreement provides for an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization.

In the event that shareholders of an Acquired Fund have not approved the Reorganization with respect to the Acquired Fund at the time of the closing of the Transaction, the Acquired Fund may enter into an interim advisory agreement with the Adviser for a period not to exceed 150 days. If shareholders of an Acquired Fund approve the Reorganization with respect to the Acquired Fund before the end of the 150-day period, any amount of the advisory fees held in an escrow account under the interim advisory agreement, plus interest earned, will be paid to Victory Capital. If shareholders of an Acquired Fund do not approve the Reorganization with respect to the Acquired Fund before the end of the 150-day period, the Board of such Acquired Fund will consider what further action to take consistent with their fiduciary duties to the Acquired Fund, and Victory Capital will be paid the lesser of its costs incurred in performing services under the interim advisory agreement or the total amount of the escrow account, plus interest earned.

Q: How does my Board recommend that I vote?

After careful consideration, your Board unanimously recommends that you vote FOR the Reorganization of your Acquired Fund.

For a summary of your Board’s considerations in evaluating the Reorganizations, please see the accompanying Proxy Statement/Prospectus.

Q: How can I vote?

You can vote in one of four ways:

•By telephone (call the toll free number listed on your proxy card)

•By Internet (log on to the Internet site listed on your proxy card)

•By mail (using the enclosed postage prepaid envelope)

•In person at the shareholder meeting scheduled to occur at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on March 27, 2025

Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. The deadline for voting by telephone or Internet is close of business on the date immediately before the Meeting. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

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Q: Whom should I call if I have questions?

If you have questions about the proposal described in the Proxy Statement/Prospectus or about voting procedures, please call the Acquired Funds’ proxy solicitor, EQ Fund Solutions LLC (“EQ”) toll free at 1-800-488-8095. You may obtain a copy of each Acquired Fund’s annual report for its most recent fiscal year end, without charge. Please direct any such requests US.AskAmundiUS@amundi.com, by telephone to 1-800-225-6292, by writing to Amundi

US at 60 State Street, Boston, Massachusetts 02109 or by visiting https://www.amundi.com/usinvestors/Resources/Download-Literature.

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SUMMARY OF REORGANIZATION PROPOSAL

This Proxy Statement/Prospectus is being used by each Acquired Fund to solicit proxies to vote at the Meeting. Shareholders of each Acquired Fund will consider a proposal to approve the Plan of Reorganization providing for the Reorganization, pursuant to which their Acquired Fund will be reorganized into the corresponding Acquiring Fund. Forms of the Plan of Reorganization is included at Exhibit A.

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

With respect to each Acquired Fund, if the Reorganization is approved by the Acquired Fund’s shareholders and all other closing conditions have been satisfied:

•The Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund (the “Reorganization Shares”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•The Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Funds’ valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same. Each Acquired Fund will then terminate, dissolve and completely liquidate. Assets held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s valuation procedures at the time of the Reorganization.

•No sales charges (including CDSC) will be imposed on the shares of the Acquiring Funds issued in connection with the Reorganizations.

•All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations.

•The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” You are urged to consult with your tax advisor concerning the tax consequences of the Reorganizations.

•After the Reorganization is completed, the Acquired Fund’s shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved or, in the case of each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund, will become a wholly owned subsidiary of the corresponding Acquiring Fund.

Comparison of Acquired Funds and Acquiring Funds

•Each Acquired Fund and its corresponding Acquiring Fund share the same investment objective(s), except that, for Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund, the Acquiring Fund’s investment objective will not be fundamental and can be changed without shareholder approval. Each Acquired Fund and its corresponding Acquiring Fund share the same principal investment strategies and principal risks, except that, for Pioneer Balanced ESG Fund, Pioneer Global Sustainable Equity Fund, Pioneer

24

Global Sustainable Growth Fund and Pioneer Global Sustainable Value Fund, the Acquiring Fund will not be required to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that the adviser believes adhere to “ESG criteria.” For Pioneer Balanced ESG Fund, the Acquiring Fund’s minimum allocations to equity and debt securities are lower and its maximum equity allocation is higher, and there are differences in ESG criteria. With respect to Victory Pioneer Fund, Victory Capital will not be required to adhere to Amundi US’ current explicit ESG-related restrictions to which Amundi US and Pioneer Fund are subject. Removal of these explicit restrictions is not expected to result in any change to the Fund’s investment strategy. In addition, for Pioneer Bond Fund, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests.

•The Reorganizations contemplate that, except for, with respect to certain Acquired Funds, Class C2, Class K and Class R shares of such Acquired Funds, the share classes of each Acquired Fund will be reorganized into the corresponding share classes of the Acquiring Funds with the same designation. For Acquired Funds that offer Class K shares, such Class K shares will be reorganized into Class R6 shares of the corresponding Acquiring Fund. For Acquired Funds that offer Class C2 shares, such Class C2 shares will be reorganized into Class C shares of the corresponding Acquiring Fund. For Acquired Funds that offer Class R shares, such Class R shares will be reorganized into Class A shares of the corresponding Acquiring Fund, except that Class R shares of each of the Pioneer Fund, Pioneer Fundamental Growth Fund, Pioneer Bond Fund, Pioneer Equity Income Fund and Pioneer Strategic Income Fund will be reorganized into Class R shares of the corresponding Acquiring Fund. Each Acquiring Fund share class offers similar distribution and/or shareholder servicing (Rule 12b-1) fees, investor eligibility requirements and other features as the corresponding class of Acquired Funds.

•The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange rights.

•The Acquired Funds and the Acquiring Funds have similar policies with respect to dividends and distributions.

•With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

Class A, C, C2 and R shares – Rule 12b-1 Fees

•Except for Pioneer Multi-Asset Ultrashort Income Fund, Pioneer Short Term Income Fund and Pioneer U.S. Government Money Market Fund and their corresponding Acquiring Funds, where offered: Class A shares of both the Acquired Funds and Acquiring Funds are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.25% of a Fund’s average daily net assets of its Class A shares; Class C shares of both the Acquired Funds and Acquiring Funds are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 1.00% of a Fund’s average daily net assets of its Class C shares; and Class R shares of both the Acquired Funds and Acquiring Funds are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.50% of a Fund’s average daily net assets of its Class R shares. For Pioneer Multi-Asset Ultrashort Income Fund and Pioneer Short Term Income and their corresponding Acquiring Funds: Class A shares of both the Acquired Funds and Acquiring Funds are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.20% of a Fund’s average daily net assets of its Class A shares; Class C shares of both the Acquired Funds and Acquiring Funds and Class C2 shares of the Acquired Funds are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.50% of a Fund’s average daily net assets of its Class C and C2 shares; and Class R shares of both the Acquired Funds and Acquiring Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees. For Pioneer U.S. Government Money Market Fund and its corresponding Acquiring Fund: Class A shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.15% of a Fund’s average daily net assets of its Class A shares and Class R shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of up to 0.50% of a Fund’s average daily net assets of its Class R shares.

Because distribution and/or shareholder servicing (Rule 12b-1) fees are paid out of the applicable share class’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a holder of such shares more than paying other types of sales charges.

25

Class R shares – Service Plan

•Class R shares of both the Acquired Funds and Acquiring Funds are subject to a service fee equal to an annual rate of up to 0.25% of a Fund’s average daily net assets of its Class R shares.

Class K and R6 shares – Rule 12b-1 Fees

•Class K shares of the Acquired Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees. Similarly, Class R6 shares of the Acquiring Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees.

Class Y shares – Rule 12b-1 Fees

•Class Y shares of both the Acquired Funds and Acquiring Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees.

Expense Limitations for Acquiring Fund Classes

•Contractual fees and expenses relating to the operations of the Acquiring Funds, such as custody and administration costs, are expected to be substantially similar as those applicable to the operations of the Acquired Funds, although certain expenses such as cost related to fund administration and accounting are initially expected to be higher. Other categories of fees and expenses, such as blue-sky registration costs, brokerage commissions and audit expenses, are not expected to differ materially between the Acquiring Funds and Acquired Funds. Victory Capital has informed the Board of each of the Acquired Funds that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds and the other mutual funds managed by Victory Capital.

•For at least three years following the Reorganizations, Victory Capital has contractually agreed to limit expenses and/or waive fees associated with investing in Class A, Class C, Class R6, Class R and Class Y shares of each Acquiring Fund so that, for at least a three year period following the Reorganization, such Fund’s net expenses will not exceed, either (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, associated with investing in Class A, Class C2, Class K, Class R or Class Y shares, respectively, of the corresponding Acquired Fund or (ii) net expenses associated with investing in Class A, Class C2, Class K, Class R or Class Y shares, respectively, of the corresponding Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower. Following that three-year period, an Acquiring Fund’s total net expenses may increase if the Victory Capital expense limitation agreement is not renewed or if a Board approves different arrangements with service providers. Under the terms of its expense limitation agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Fund for up to two years after the waiver or reimbursement took place, subject to certain restrictions.

U.S. Federal Income Tax Consequences

Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive an opinion from Sidley Austin LLP substantially to that effect, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” Accordingly, no gain or loss is generally expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization. Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund owns Residual Restricted Securities. Each of those Acquired Funds is expected to engage in alternative transaction steps that are intended to allow for the Reorganization of such Acquired Fund to be completed in compliance with the sanctions. Each Reorganization effectuated under these alternative transaction steps is nevertheless expected to be a “reorganization” for U.S. federal income tax purposes. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

26

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Any such redemption is expected to be a taxable transaction to shareholders (other than shareholders in tax-deferred arrangements), with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Acquired Fund shares and the amount of cash or the value of other property received.

Each Reorganization is subject to a condition that the Acquired Fund will receive an opinion of counsel that the Reorganization will not result in federal income tax liability to the Acquired Fund or its shareholders, and neither the Acquiring Fund nor the Acquired Fund can waive this condition.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS

Fees and Expenses. Set forth below is a comparison of each Acquired Fund’s and each Acquiring Fund’s fees and expenses. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. Generally, the information shown is based on the most recent fiscal year end of each Acquired Fund (or, in the case of the Acquiring Funds, on a pro forma basis), as if each Reorganization had been consummated the prior year. However, where noted for the Acquired Funds, the information shown (for both the Acquired Fund and corresponding Acquiring Fund) is for the six-month period covered in the Acquired Fund’s most recent Form N-CSRS filing. For each Acquiring Fund, only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund would expect to bear in the current fiscal year had the Reorganization occurred, which may differ from the “Other Expenses” of the Acquired Fund. Actual expenses for an Acquiring Fund may differ from those shown.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. As previously noted, pursuant to the Victory Expense Limitation Agreement, Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a three-year period following the Reorganization, the Acquiring Fund’s total net expenses will not exceed either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. If a Victory Expense Limitation Agreement is not renewed after that three-year period on the same terms, the applicable Acquiring Fund may experience higher net operating expenses.

Under the terms of the Victory Expense Limitation Agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Funds for up to two years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Any recoupment will not cause an Acquiring Fund to exceed any operating expense limit in effect at the time of the recoupment.

All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations.

Investment Objective(s), Principal Investment Strategies, Principal Risks, Management Team, and Performance. Also set forth below, for each Reorganization, is a comparison of the Acquired Fund’s and the corresponding Acquiring Fund’s investment objective(s), principal investment strategies, and principal risks, as well as information about the Fund’s portfolio management team. The following information is applicable to each of the Reorganizations:

•Amundi US is the investment adviser to the Acquired Funds; Victory Capital is the investment adviser to the Acquiring Funds.

•The investment objective(s) of each Acquiring Fund is the same as that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are the

27

same as those of the corresponding Acquired Fund, except that, for Pioneer Balanced ESG Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Growth Fund and Pioneer Global Sustainable Value Fund, the Acquiring Fund will not be required to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that the adviser believes adhere to “ESG criteria.” Also, for Pioneer Balanced ESG Fund, the Acquiring Fund’s minimum allocations to equity and debt securities are lower and its maximum equity allocation is higher, and there are differences in ESG criteria. With respect to Victory Pioneer Fund, Victory Capital will not be required to adhere to Amundi US’ explicit ESG-related restrictions to which Amundi US and Pioneer Fund are subject. In addition, for Pioneer Bond Fund, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests. Please see below and Exhibit D for additional information about each Acquiring Fund’s investment strategies.

•Except with respect to the investment objectives of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund, the Acquiring Funds are subject to fundamental investment policies that are substantially the same as those that apply to the Acquired Funds. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Acquiring Funds’ investment restrictions are stated under the caption “Fundamental Investment Restrictions” in the SAI relating to this Proxy Statement/Prospectus. The investment objectives of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund are currently fundamental, whereas the investment objectives of the corresponding Acquiring Funds will not be fundamental and can be changed without shareholder approval.

•For a discussion of each Acquired Fund’s performance, see the most recent shareholder reports of the Pioneer Funds. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, no performance information is available. Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

As used herein, “Fund” refers to both Acquired Funds and corresponding Acquiring Funds.

Reorganization of Pioneer AMT-Free Municipal Fund into Victory Pioneer AMT-Free Municipal Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer AMT-Free Municipal Fund (Current)

(Acquired Fund)

Class A		Class Y
merging into	Class C	merging into
Acquiring	merging into	Acquiring
Fund Class	Acquiring	Fund Class Y

AFund Class C

Maximum sales charge (load) when you buy
shares (as a percentage of offering price) ......	4.50%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	1.00%	None

28

Victory Pioneer AMT-Free Municipal Fund (Pro Forma)

(Acquiring Fund)

Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering
price) ..............................................................	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer AMT-Free Municipal Fund (Current)

(Acquired Fund)(4)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	0.12%	0.11%	0.18%
Total Annual Fund Operating Expenses .....................	0.83%	1.57%	0.64%
Less: Fee Waiver/Expense Reimbursement(5)..................	(0.00)%	(0.00)%	(0.15)%
Net Expenses(4) ...............................................................	0.83%	1.57%	0.49%
Victory Pioneer AMT-Free Municipal Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class Y
	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees.......................	0.25%	1.00%	0.00%
Other Expenses(6) ...........................................................	0.14%	0.13%	0.20%
Total Annual Fund Operating Expenses ...................	0.85%	1.59%	0.66%
Fee Waiver/Expense Reimbursement(7) .........................	(0.06)%	(0.06)%	(0.17)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(7) ............	0.79%	1.53%	0.49%

(1)Class A purchases of $250,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated April 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(5)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (i.e., all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation expenses) to the extent required to reduce fund expenses to 0.49% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(6)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

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(7)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of June 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 0.79%, 1.53% and 0.49% of the Fund’s Class A, Class C and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer AMT-Free Municipal Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$531	$703	$890	$1,429	$531	$703	$890	$1,429
Class A...................................................
Class C merging into Acquiring Fund	260	496	855	1,867	160	496	855	1,867
Class C ...................................................
Class Y merging into Acquiring Fund	50	190	342	784	50	190	342	784
Class Y...................................................
Victory Pioneer AMT-Free Municipal
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$304	$472	$668	$1,233	$304	$472	$668	$1,233
Class C.......................................................	256	483	848	1,873	156	483	848	1,873
Class Y ......................................................	50	157	314	771	50	157	314	771

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 16% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. The Acquired Fund’s investment objective is “fundamental,” which means that it may not be changed by the Acquired Fund’s Board of Trustees without the approval of Acquired Fund shareholders. The Acquiring Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Fund’s Board of Trustees without the approval of Acquiring Fund shareholders.

There can be no assurance that a Fund will achieve its investment objective.

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	Pioneer AMT-Free Municipal	Victory Pioneer AMT-Free
	Fund (Acquired Fund)	Municipal Fund (Acquiring Fund)
Investment Objective	As high a level of current interest	Same
income exempt from federal income
tax as is consistent with the relative
stability of capital.
Principal Investment Strategy	Normally, the fund invests at least	Same, except the fund will invest at
	80% of its net assets (plus the	least 80% of its net assets in
	amount of borrowings, if any, for	investments the income from which
	investment purposes) in investment	will be exempt from regular federal
	grade municipal bonds with a	income tax and will not invest in
	maturity of more than one year, the	securities the income on which is a
	interest on which is exempt from	tax preference item for purposes of
	regular federal income tax. The fund	the federal alternative minimum tax.
normally will not invest in securities
the interest on which is a tax
preference item for purposes of the
federal alternative minimum tax
(AMT).
Municipal securities are generally
issued to finance public works such
as airports, bridges, highways,
housing, hospitals, mass
transportation projects, schools and
water and sewer works. Municipal
securities may be issued to repay
outstanding obligations, to raise
funds for general operating
expenses, or to make loans to other
institutions and facilities. They also
may be issued by or on behalf of
public authorities to finance various
privately operated facilities which
are expected to benefit the
municipality and its residents, such
as business, manufacturing,
housing, sports and pollution
control, as well as public facilities
such as airports, mass transit
systems, ports and parking.
The fund’s investments include
bonds, notes and other debt
instruments issued by or on behalf
of states, counties, municipalities,
territories and possessions of the
United States and the District of
Columbia and their authorities,
political subdivisions, agencies or
instrumentalities.
The fund may invest up to 10% of
its net assets in debt securities rated
below investment grade (known as
junk bonds) or, if unrated, of
31
Pioneer AMT-Free Municipal	Victory Pioneer AMT-Free
Fund (Acquired Fund)	Municipal Fund (Acquiring Fund)

equivalent quality as determined by the adviser. The fund’s investments in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities.

The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due.

The fund normally will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund’s total assets.

The fund may invest 25% or more of its assets in securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education, tobacco and transportation segments of the municipal bond market.

The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as synthetic municipal securities and inverse floating rate obligations, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for

32

Pioneer AMT-Free Municipal	Victory Pioneer AMT-Free
Fund (Acquired Fund)	Municipal Fund (Acquiring Fund)

purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may invest up to 10% of its net assets in inverse floating rate obligations. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund also may invest in subordinated securities, asset- backed securities of any rating, including collateralized debt obligations, and may hold cash or other short-term investments. The fund’s investments may include mortgage-backed instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds), commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

The fund’s investment adviser considers both broad economic factors and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate

33

Pioneer AMT-Free Municipal	Victory Pioneer AMT-Free
Fund (Acquired Fund)	Municipal Fund (Acquiring Fund)

maturity and rating weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality and issuer diversification.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer AMT-Free Municipal Fund	Victory Pioneer AMT-Free
Principal Investment Risk	(Acquired Fund)	Municipal Fund (Acquiring Fund)
Market risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

Municipal securities risk	X	X

Taxable investment risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
High yield or “junk” bond	X	X
risk
34
	Pioneer AMT-Free Municipal Fund	Victory Pioneer AMT-Free
Principal Investment Risk	(Acquired Fund)	Municipal Fund (Acquiring Fund)
Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of subordinated	X	X
securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Synthetic municipal	X	X
securities risk
Risks of investing in inverse	X	X
floating rate obligations
Leveraging risk	X	X

Repurchase agreement risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Safeco Municipal Bond Fund on December 10, 2004.

35

The performance of Class A and Class C shares of the Acquired Fund includes the net asset value performance of the Safeco Municipal Bond Fund’s Class A and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Acquired Fund were reflected, the performance would be lower. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the Safeco Municipal Bond Fund’s investment adviser.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	13.22%	10/01/2023 to	12/31/2023
Lowest Calendar Quarter	-9.25%	01/01/2022 to	03/31/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	-3.04%	-1.20%	1.35%

Return after taxes on distributions	-3.05%	-1.26%	1.31%

Return after taxes on distributions	-0.62%	-0.36%	1.65%
and sale of shares
Class C	-0.19%	-1.04%	1.05%

Class Y	5.57%	0.75%	3.23%

Bloomberg Municipal Bond Index	1.05%	0.99%	2.25%
(reflects no deduction for fees,
expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may

36

differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer AMT-Free Municipal Fund is expected to have the same portfolio managers that manage the Pioneer AMT-Free Municipal Fund. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•John (Jake) Crosby van Roden III, Managing Director and Director of Municipals, US of Amundi US and Portfolio Manager (lead portfolio manager of the fund since February 2024)

•Prakash Vadlamani, Senior Vice President, Associate Portfolio Manager and Senior Credit Analyst at Amundi US (portfolio manager of the fund since February 2024)

See Exhibit D for information about the members of the Victory Pioneer AMT-Free Municipal Fund’s portfolio management team.

Reorganization of Pioneer Balanced ESG Fund into Victory Pioneer Balanced Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Balanced ESG Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Balanced Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	2.25%	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None

37

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Balanced ESG Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.18%	0.18%	0.13%	0.29%	0.24%
Acquired Fund Fees and Expenses(4) ................	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses
Plus Acquired Fund Fees and Expenses(4) ....	0.94%	1.69%	0.64%	1.30%	0.75%
Victory Pioneer Balanced Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.20%	0.20%	0.15%	0.26%
Acquired Fund Fees and Expenses(6) ...............	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses .....	0.96%	1.71%	0.66%	0.77%
Fee Waiver/Expense Reimbursement(7) ...........	(0.02)%	(0.02)%	(0.03)%	(0.04)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(7) .......................................	0.94%	1.69%	0.63%	0.73%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Total annual fund operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section of Exhibit G, which do not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”

(7)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions, and acquired fund fees and expenses) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of July 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.93%, 1.68%, 0.62%, and 0.72% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

38

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Balanced ESG Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$542	$736	$947	$1,553	$542	$736	$947	$1,553
Class A...................................................
Class C merging into Acquiring Fund	272	533	918	1,998	172	533	918	1,998
Class C ...................................................
Class K merging into Acquiring Fund	64	205	357	798	64	205	357	798
Class R6 .................................................
Class R merging into Acquiring Fund	132	412	713	1,568	132	412	713	1,568
Class A...................................................
Class Y merging into Acquiring Fund	72	240	417	930	77	240	417	930
Class Y...................................................
Victory Pioneer Balanced Fund (Pro
Forma) (Acquiring Fund)
Class A ......................................................	$319	$518	$738	$1,371	$319	$518	$738	$1,371
Class C.......................................................	272	533	922	2,014	172	533	922	2,014
Class R6.....................................................	64	202	358	813	64	202	356	804
Class Y ......................................................	75	233	415	942	75	233	415	942

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 33% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and have similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Capital growth and current income.	Same

Principal Investment Strategy	The fund’s investment adviser	The fund’s investment adviser
	allocates the fund’s assets between	allocates the fund’s assets between
	equity and debt securities based on	equity and debt securities based on its
39
Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
(Acquired Fund)	(Acquiring Fund)

its assessment of current business, economic and market conditions.

Normally, equity and debt securities each represent 35% to 65% of the fund’s net assets. Equity securities in which the fund may invest include common stocks and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, and preferred stocks. Debt securities in which the fund may invest include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage- related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, municipal securities, floating rate loans, debt convertible to equity securities, subordinated debt securities, insurance-linked securities, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in debt securities, short-term debt securities, cash and cash equivalents.

The fund applies environmental, social and governance (ESG) criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the investment adviser believes adhere to the fund’s ESG criteria.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of alcohol, tobacco assessment of current business, economic, and market conditions.

Normally, the fund invests a minimum of 25% of its net assets in each of equity and debt securities, and invests up to 70% of its net assets in equity securities. Equity securities in which the fund may invest include common stocks and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), securities of other investment companies (including mutual funds, exchange- traded funds and closed- end funds) that invest primarily in equity securities, and preferred stocks. Debt securities in which the fund may invest include instruments and obligations of U.S. and non-U.S. corporate and other non- governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, municipal securities, floating rate loans, debt convertible to equity securities, subordinated debt securities, insurance-linked securities, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in debt securities, short- term debt securities, cash and cash equivalents.

The fund may invest in debt securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. Debt securities in which the fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

40

Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
(Acquired Fund)	(Acquiring Fund)

products, and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses.

The fund may invest in debt securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. Debt securities in which the fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund may invest up to 20% of its net assets in debt securities that are below investment grade (also known as junk bonds), including convertible debt. The fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

The fund may invest up to 25% of its total assets in equity and debt

The fund’s investments in mortgage- related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The fund may invest up to 20% of its net assets in debt securities that are below investment grade (also known as “junk bonds”), including convertible debt. The fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

41

Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
(Acquired Fund)	(Acquiring Fund)

securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

In selecting equity securities to buy and sell, the fund’s investment adviser uses a value approach to select the fund’s investments. Using this investment style, and considering ESG factors, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values with a goal of holding these securities until the market values reflect their intrinsic values.

In selecting debt securities to buy and sell, the adviser considers both broad economic and issuer specific factors. The adviser also considers ESG factors. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating,

In selecting equity securities to buy and sell, the fund’s investment adviser uses a value approach to select the fund’s investments. Using this investment style the fund’s investment adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values with a goal of holding these securities until the market values reflect their intrinsic values.

In selecting debt securities to buy and sell, the fund’s investment adviser considers both broad economic and issuer specific factors. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s portfolio, the fund’s investment adviser considers a variety of factors that are expected to influence economic activity and interest rates. The fund’s investment adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

In selecting securities to buy and sell, the fund’s investment adviser considers environmental, social and governance (ESG) factors and associated risks along with the other investment-related factors discussed herein. In selecting securities, the fund’s investment adviser assesses companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources.

In addition, the fund does not invest in investments issued by companies significantly involved in the production of alcohol, tobacco

42

Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
(Acquired Fund)	(Acquiring Fund)

an assessment of credit quality, and sector and issuer diversification.

The adviser considers environmental, social and/or corporate governance (ESG) factors in selecting securities to buy and sell. In addition to excluding investments based on the fund’s ESG criteria, the adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources.

The adviser also employs a system of ESG ratings provided by third parties or internal sources. When evaluating issuers for these purposes, the adviser considers ESG information in the context of an issuer’s respective sector or industry. The adviser considers these ratings in making ESG evaluations, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings. ESG- related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the fund. Subject to the fund’s 80% policy, the adviser may consider whether an issuer’s ESG policies or practices are improving in making ESG evaluations.

In addition to the fund’s 80% policy, the adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in products, and controversial military weapons consisting of cluster weapons, anti-personnel mines, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses. To the extent possible on the basis of information available to the fund’s investment adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities, with the exception of thermal coal mining, which has a threshold of 20% of its gross revenues.

The fund’s investment adviser relies on available data from external data providers to assess the extent of a corporate issuer’s involvement in the activities based on these thresholds. Increases in an issuer’s involvement may not be reflected immediately in the portfolio due to potential delays in data availability and assessment.

43

Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
(Acquired Fund)	(Acquiring Fund)

the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and have similar principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Interest rate risk	X	X

44
	Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
High yield or “junk” bond	X	X
risk
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Leveraging risk	X	X

Market segment risk	X	X

45

	Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year for each of the last ten calendar years. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to one or more broad measures of market performance. The Blended Benchmark (60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index) is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. Prior to September 23, 2005, the Acquired Fund was advised by a different investment adviser.

The performance of Class A shares of the Acquired Fund includes the net asset value performance of the AmSouth Balanced Fund’s Class A shares prior to September 23, 2005, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of Class Y shares of the Acquired Fund includes the net asset value performance of the AmSouth Balanced Fund’s Class I shares prior to September 23, 2005, which has not been restated to reflect differences in expenses. AmSouth Balanced Fund did not offer Class C shares. The performance of the Acquired Fund’s Class C shares is based upon the net asset value performance of the AmSouth Balanced Fund’s Class B shares, which has been restated to reflect sales charges applicable to Class C shares (but not other differences in expenses). If all the expenses of the Acquired Fund were reflected, the performance would be lower.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

46

30%
20%
10%
0%
-10%
-20%
-0.82%
5.97%
15.00%
-4.61%
21.73%
12.52%
15.06%
-14.63%
15.62%
9.44%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:
	Returns		Period	Period Ending
		Beginning
Highest Calendar Quarter	14.53%	04/01/2020 to		06/30/2020
Lowest Calendar Quarter	-13.80%	01/01/2020 to		03/31/2020
Average annual total return (%)
(for periods ended December 31, 2024)
		1 Year	5 Years	10 Years
Class A
Return before taxes		4.56%	5.96%	6.49%
Return after taxes on distributions		3.82%	4.91%	5.13%
Return after taxes on distributions and sale of		2.92%	4.47%	4.81%
shares
Class C		7.65%	6.15%	6.18%
Class K		9.76%	7.26%	7.25%
Class R		9.15%	6.62%	6.73%
Class Y		9.62%	7.25%	7.27%
Standard & Poor’s 500 Index (reflects no		25.02%	14.53%	13.10%
deduction for fees, expenses or taxes)

Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)

Blended Benchmark (60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)

1.25% -0.33% 1.35%

15.04% 8.67% 8.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

47

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Balanced Fund is expected to have the same portfolio managers that manage the Pioneer Balanced ESG Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Howard Weiss (equity securities), Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US (portfolio manager of the fund since June 2022)

•Fergal Jackson (equity securities), Vice President of Amundi US (portfolio manager of the fund since June 2022)

•Brad Komenda (fixed income securities), Managing Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the fund since 2016)

See Exhibit D for information about the members of the Victory Pioneer Balanced Fund’s portfolio management team.

Reorganization of Pioneer Bond Fund into Victory Pioneer Bond Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Bond Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	R	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Bond Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class R	Class Y

Imposed on Purchases (as a
percentage of offering price)................	2.25%	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None	None

48

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Bond Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.27%	0.17%	0.07%	0.32%	0.18%
Total Annual Fund Operating Expenses ......	0.81%	1.46%	0.36%	1.11%	0.47%
Victory Pioneer Bond Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(4) .............................................	0.29%	0.19%	0.09%	0.34%	0.20%
Total Annual Fund Operating Expenses .....	0.83%	1.48%	0.38%	1.13%	0.49%
Fee Waiver/Expense Reimbursement(5) ...........	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(5)……………………….	0.81%	1.46%	0.36%	1.11%	0.47%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(5)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of June 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.81%, 1.46%, 0.36%, 1.11%, and 0.47% of the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

49

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Bond Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$529	$697	$879	$1,407	$529	$697	$879	$1,407
Class A...................................................
Class C merging into Acquiring Fund	249	462	797	1,746	149	462	797	1,746
Class C ...................................................
Class K merging into Acquiring Fund	37	116	202	456	37	116	202	456
Class R6 .................................................
Class R merging into Acquiring Fund	113	353	612	1,352	113	353	612	1,352
Class R ...................................................
Class Y merging into Acquiring Fund	48	151	263	591	48	151	263	591
Class Y...................................................
Victory Pioneer Bond Fund (Pro
Forma) (Acquiring Fund)
Class A ......................................................	$306	$478	$669	$1,222	$306	$478	$669	$1,222
Class C.......................................................	249	462	802	1,763	149	462	802	1,763
Class R6.....................................................	37	116	207	474	37	116	207	474
Class R.......................................................	113	353	616	1,369	113	353	616	1,369
Class Y ......................................................	48	151	268	610	48	151	268	610

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 57% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. The Acquired Fund’s investment objective is “fundamental,” which means that it may not be changed by the Acquired Fund’s Board of Trustees without the approval of Acquired Fund shareholders. The Acquiring Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Fund’s Board of Trustees without the approval of Acquiring Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Bond Fund (Acquired	Victory Pioneer Bond Fund
	Fund)	(Acquiring Fund)
Investment Objective	The fund seeks current income and	Same
total return.
Principal Investment Strategy	Normally, the fund invests at least	Same, except that the fund’s 80%
	80% of its net assets (plus the	investment policy will be revised to
	amount of borrowings, if any, for	state that normally, the fund invests
	investment purposes) in debt	at least 80% of its net assets (plus
	securities issued or guaranteed by	the amount of borrowings, if any, for
	the U.S. government, its agencies	investment purposes) in bonds. For
	and instrumentalities, investment	purposes of this policy, bonds
	grade debt securities (including	include all fixed income investments
50
Pioneer Bond Fund (Acquired	Victory Pioneer Bond Fund
Fund)	(Acquiring Fund)

convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

The fund may invest a substantial portion of its assets in mortgage- related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages; and asset-backed securities. The fund’s investments in mortgage-related and asset-backed securities include securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, floating-rate loans and insurance-linked securities. The fund also may enter into mortgage dollar roll transactions.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality other than preferred stock (e.g., debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and debt securities (including convertible debt) of corporate or other issuers). Derivative instruments that provide exposure to such investments or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

This revision is not expected to result in any change to the way in which the fund invests.

51

Pioneer Bond Fund (Acquired	Victory Pioneer Bond Fund
Fund)	(Acquiring Fund)

as determined by the adviser (known as junk bonds), including securities that are in default. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities of any maturity, and maintains an average portfolio maturity which varies based upon the judgment of the fund’s adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features.

The fund may, but is not required to, use derivatives, such as credit default swaps and credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds). The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

52

Pioneer Bond Fund (Acquired	Victory Pioneer Bond Fund
Fund)	(Acquiring Fund)

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain

53

Pioneer Bond Fund (Acquired	Victory Pioneer Bond Fund
Fund)	(Acquiring Fund)

controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Victory Pioneer Bond Fund
Principal Investment Risk	Pioneer Bond Fund (Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
54
Victory Pioneer Bond Fund
Principal Investment Risk	Pioneer Bond Fund (Acquired Fund)	(Acquiring Fund)
High yield or “junk” bond	X	X
risk
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of investing in when-	X	X
issued, delayed delivery, to
be announced and forward
commitment transactions
Risks of non-U.S.	X	X
investments
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Mortgage dollar roll	X	X
transactions risk
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Leveraging risk	X	X

Repurchase agreement risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

55

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	8.75%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-6.03%	01/01/2022 to	03/31/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	-1.99%	-0.58%	1.30%

Return after taxes on distributions	-3.81%	-2.10%	-0.11%

Return after taxes on distributions and sale of	-1.19%	-0.99%	0.43%
shares
Class C	1.03%	-0.29%	1.07%

56

Class K	3.15%	0.83%	2.22%

Class R	2.26%	0.06%	1.49%

Class Y	2.90%	0.69%	2.09%

Bloomberg U.S. Aggregate Bond Index (reflects	1.25%	-0.33%	1.35%
no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Bond Fund is expected to have the same portfolio managers that manage the Pioneer Bond Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Kenneth J. Taubes, Executive Vice President of Amundi US (portfolio manager of the fund since 1998)

•Brad Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the fund since 2018)

•Timothy Rowe, Senior Vice President of Amundi US (portfolio manager of the fund since 2018)

•Jonathan Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer Bond Fund’s portfolio management team.

Reorganization of Pioneer CAT Bond Fund into Victory Pioneer CAT Bond Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer CAT Bond Fund (Current)

(Acquired Fund)

	Class A	Class K	Class Y
	merging into	merging into	merging into
	Acquiring	Acquiring	Acquiring
	Fund Class	Fund Class	Fund Class Y
Maximum sales charge (load) when you buy	A	R6

shares (as a percentage of offering price) ......	4.50%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	None	None

57

Victory Pioneer CAT Bond Fund (Pro Forma)

(Acquiring Fund)

Maximum Sales Charge (Load) Imposed on	Class A	Class R6	Class Y

Purchases (as a percentage of offering
price) ..............................................................	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer CAT Bond Fund (Current)

(Acquired Fund)

	Class A merging	Class K merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class R6	Fund Class Y
	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees .............................	0.25%	0.00%	0.00%
Other Expenses................................................................	0.25%	0.13%	0.26%
Total Annual Fund Operating Expenses .....................	1.70%	1.33%	1.46%
Less: Fee Waiver/Expense Reimbursement(4)..................	(0.00)%	(0.00)%	(0.00)%
Net Expenses(4) ...............................................................	1.70%	1.33%	1.46%
Victory Pioneer CAT Bond Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class R6	Class Y
	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees.......................	0.25%	0.00%	0.00%
Other Expenses(5) ...........................................................	0.27%	0.15%	0.28%
Total Annual Fund Operating Expenses ...................	1.72%	1.35%	1.48%
Fee Waiver/Expense Reimbursement(6) .........................	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(6) ............	1.70%	1.33%	1.46%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (i.e., all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation expenses) to the extent required to reduce fund expenses to 1.75%, 1.50% and 1.50% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions and acquired fund fees and expenses) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of

58
October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.70%, 1.33%, and 1.46% of the Fund’s Class A, Class R6, and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer CAT Bond Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$615	$962	$1,331	$2,368	$615	$1,962	$1,331	$2,368
Class A...................................................
Class K merging into Acquiring Fund	135	421	729	1,601	135	421	729	1,601
Class R6 .................................................
Class Y merging into Acquiring Fund	149	462	797	1,746	149	462	797	1,746
Class Y...................................................
Victory Pioneer CAT Bond Fund (Pro
Forma) (Acquiring Fund)
Class A ......................................................	$394	$749	$1,132	$2,204	$394	$749	$1,132	$2,204
Class R6.....................................................	135	421	733	1,618	135	421	733	1,618
Class Y ......................................................	149	462	802	1,763	149	462	802	1,763

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 25% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders.

There can be no assurance that a Fund will achieve its investment objective.

	Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	The fund’s investment objective is	Same
total return.
Principal Investment Strategy	Under normal circumstances, the	Same
fund invests at least 80% of its net
assets (plus the amount of
borrowings, if any, for investment
59
Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
(Acquired Fund)	(Acquiring Fund)

purposes) in catastrophe (CAT) bonds. Catastrophe bonds, also known as event-linked or insurance- linked bonds, are structured securities whereby insurers or reinsurers transfer specific risks, typically those associated with severe events such as catastrophes or natural disasters, to capital market investors. These investments also may cover risks such as mortality, longevity and operational risks. For purposes of the fund’s 80% test, catastrophe bonds include other forms of insurance-linked securities (ILS), including quota share instruments (a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio of catastrophe-oriented policies), collateralized reinsurance investments and industry loss warranties, event-linked swaps, and other insurance-and reinsurance- related securities. Derivative instruments that provide exposure to catastrophe bonds or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

The return of principal and the payment of interest and/or dividend payments with respect to catastrophe bonds and other ILS typically are contingent on the non- occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or insurance losses or other metrics exceeding a specific amount. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event (as defined within the terms of a catastrophe bond or other ILS) occurs, the fund may lose a portion or all of its principal invested in such security and the right to additional interest and/or dividend

60

Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
(Acquired Fund)	(Acquiring Fund)
payments with respect to the
security.

Because catastrophe bonds and other forms of ILS are typically rated below investment grade or unrated, a substantial portion of the fund’s assets ordinarily will consist of below investment grade (high yield or junk bond) debt securities that are high risk or speculative. Securities in which the fund may invest may also be subordinated or “junior” to more senior securities of the issuer. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that apre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

The fund invests in catastrophe bonds across a varied group of available perils and geographic regions (for example, Florida hurricanes, California earthquakes, Japan typhoons, Europe windstorms, and Europe earthquakes). There are no limits on the fund’s potential investment in a particular issue, peril or geographic exposure. However, from time to time, the fund may have relatively more exposure to U.S.-related perils. In addition, from time to time, the fund may have relatively more exposure to catastrophe bonds linked to Florida hurricanes than to other regions or perils as a result of the greater availability of such investments in proportion to the overall market.

The fund has no limit as to the maturity of the securities in which it invests. Maturity is a measure of the time remaining until final payment on the security is due.

61

Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
(Acquired Fund)	(Acquiring Fund)

In addition to catastrophe bonds and other ILS, the fund may invest in a broad range of issuers and segments of the debt securities market. Debt securities may include instruments and obligations of U.S. and non- U.S. corporate and other non- governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features.

Catastrophe bonds and other ILS may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non- U.S. entities. The fund may invest in ILS issued by non-U.S. issuers.

The fund may, but is not required to, use derivatives, such as currency forward contracts and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event- linked exposure; to attempt to increase the fund’s return as a non- hedging strategy that may be

62

Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
(Acquired Fund)	(Acquiring Fund)

considered speculative; and to manage portfolio characteristics. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

In selecting catastrophe bonds and other ILS for investment, the adviser considers their relative return potential in view of their expected relative risk, using quantitative and qualitative analysis. The adviser’s analysis may consider various factors, such as expected loss, probability of occurrence or loss, trigger term (measurement of loss event specific to an instrument) or other terms of an instrument, sponsor quality, deal structure, alignment of interests between the fund and the sponsoring insurance company, and model accuracy. The adviser’s analysis guides the adviser in determining the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. The adviser also may consider the financial condition and risks associated with the sponsoring insurance company. The adviser may rely on information and analysis obtained from brokers, dealers and ratings organizations, among other sources.

The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser

63

Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
(Acquired Fund)	(Acquiring Fund)

believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

64

	Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
General	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of investing in	X	X
structured reinsurance
investments
ILS market and reinvestment	X	X
risk
Market risk	X	X

Hight yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Risks of investing in loans	X	X

Risks of subordinated	X	X
securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Tax and regulated investment	X	X
company qualification risk
Valuation risk	X	X

Redemption risk	X	X
65
	Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Concentration risk	X	X

Non-diversification risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The ICE BofA 3-Month US Treasury Bill Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	6.90%	07/01/2024 to	09/30/2024

66

Lowest Calendar Quarter0.18% 04/01/2024 to 06/30/2024

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	Life of
		Fund1
Class A
Return before taxes	10.17%	11.83%

Return after taxes on distributions	5.98%	7.84%

Return after taxes on distributions and sale of	6.00%	7.34%
shares
Class K	15.78%	14.93%

Class Y	15.69%	14.84%

Bloomberg US Aggregate Bond Total Return	1.25%	1.93%
Index (reflects no deduction for fees, expenses
or taxes)2
ICE BofA 3-Month US Treasury Bill Index	5.25%	2.17%
(reflects no deduction for fees, expenses or
taxes)

1Inception date is January 27, 2023.

2Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

Comparison of Portfolio Management Team

The Victory Pioneer CAT Bond Fund is expected to have the same portfolio manager that manages the Pioneer CAT Bond Fund. The portfolio manager who is primarily responsible for the day-to-day management of the Acquired Fund (and his current respective title(s) with Amundi US) is Chin Liu, Managing Director, Director of Insurance- Linked Securities and Director of Fixed Income Solutions of Amundi US (portfolio manager of the fund since 2022).

See Exhibit D for information about the Victory Pioneer CAT Bond Fund’s portfolio manager.

Reorganization of Pioneer Core Equity Fund into Victory Pioneer Core Equity Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Core Equity Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
67

Victory Pioneer Core Equity Fund (Pro Forma)

(Acquiring Fund)

Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Core Equity Fund (Current)

(Acquired Fund)(4)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.12%	0.16%	0.07%	0.15%	0.18%
Total Annual Fund Operating Expenses ......	0.87%	1.66%	0.57%	1.15%	0.68%
Victory Pioneer Core Equity Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.14%	0.18%	0.09%	0.20%
Total Annual Fund Operating Expenses .....	0.89%	1.68%	0.59%	0.70%
Fee Waiver/Expense Reimbursement(6) ...........	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	0.87%	1.66%	0.57%	0.68%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after

68

application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of June 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 0.87%, 1.66%, 0.57% and 0.68% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Core Equity Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$659	$837	$1,029	$1,586	$659	$837	$1,029	$1,586
Class A...................................................
Class C merging into Acquiring Fund	269	523	902	1,965	169	523	902	1,965
Class C ...................................................
Class K merging into Acquiring Fund	58	183	318	714	58	183	318	714
Class R6 .................................................
Class R merging into Acquiring Fund	117	365	633	1,398	117	365	633	1,398
Class A...................................................
Class Y merging into Acquiring Fund	69	218	379	847	69	218	379	847
Class Y...................................................
Victory Pioneer Core Equity Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$659	$837	$1,034	$1,603	$659	$837	$1,034	$1,603
Class C.......................................................	269	523	907	1,982	169	523	907	1,982
Class R6.....................................................	58	183	323	732	58	183	323	732
Class Y ......................................................	69	218	383	865	69	218	383	865

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 106% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Pioneer Core Equity Fund	Victory Pioneer Core Equity Fund
(Acquired Fund)	(Acquiring Fund)
69
	Pioneer Core Equity Fund	Victory Pioneer Core Equity Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in equity
securities, primarily of U.S. issuers.
For purposes of the fund’s
investment policies, equity
securities include common stocks
and other equity instruments, such
as securities of other investment
companies (including mutual funds,
exchange-traded funds and closed-
end funds) that invest primarily in
equity securities, equity interests in
real estate investment trusts
(REITs), preferred stocks,
depositary receipts, rights and
warrants. The fund may invest in
initial public offerings of equity
securities.
The fund may invest up to 20% of
its total assets in securities of non-
U.S. issuers, including up to 5% of
its total assets in the securities of
emerging markets issuers.
The fund may invest in debt
securities. Generally, the fund
acquires investment grade debt
securities, but the fund may invest
up to 5% of its net assets in below
investment grade debt securities
(known as junk bonds), including
below investment grade convertible
debt securities.
The fund may, but is not required to,
use derivatives. The fund may use
derivatives, such as futures and
options, for a variety of purposes,
including: in an attempt to hedge
against adverse changes in the
market price of securities, interest
rates or currency exchange rates; as
a substitute for purchasing or selling
securities; to increase the fund’s
return as a non-hedging strategy that
may be considered speculative; to
manage portfolio characteristics;
and as a cash flow management
technique. The fund may choose not
70
Pioneer Core Equity Fund	Victory Pioneer Core Equity Fund
(Acquired Fund)	(Acquiring Fund)

to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash and other short-term investments.

The fund’s investment adviser uses

aquality and valuation-conscious approach to select the fund’s investments based upon the recommendations of the adviser’s research team. The adviser selects securities that are buy-rated by the research team and selling at reasonable prices or substantial discounts to their underlying values. The research team then constructs a portfolio that is reflective of its best ideas across the team. The research team seeks to identify securities that provide a favorable risk/reward outcome relative to the benchmark index based on the research analyst’s fundamental research and valuation. A security may be sold if the research team’s assessment of company fundamentals deteriorates or the security price reaches its valuation target.

The adviser’s research team evaluates a security’s potential value based on the company’s quality, growth, risk, and prospects for future economic profit growth. In making that assessment, it employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers, not on market-timing strategies. The fund’s portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models

71

Pioneer Core Equity Fund	Victory Pioneer Core Equity Fund
(Acquired Fund)	(Acquiring Fund)

and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

72

	Pioneer Core Equity Fund	Victory Pioneer Core Equity Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Mid-size companies risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

73

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Pioneer Research Fund on June 7, 2013. As a result, Pioneer Research Fund’s performance and financial history became the performance and financial history of the Acquired Fund. The performance of Class A, Class C and Class Y shares of the Acquired Fund includes the performance of the applicable class of shares of Pioneer Research Fund prior to June 7, 2013 (which reflects any applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period	Period Ending
		Beginning
Highest Calendar Quarter	20.29%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-18.92%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	7.74%	9.84%	9.84%

Return after taxes on distributions	6.35%	7.44%	7.85%

Return after taxes on distributions	5.63%	7.25%	7.48%
and sale of shares
Class C†	12.36%	10.25%	9.60%
Class K	14.64%	11.49%	7.00%1

Class R	13.98%	10.83%	10.28%

Class Y	14.56%	11.38%	10.75%

74

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)

25.02% 14.53% 13.10%

1 Inception date is June 29, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Core Equity Fund is expected to have the same portfolio managers that manage the Pioneer Core Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, U.S. of Amundi US (portfolio manager of the fund since 2015)

•Ashesh Savla, Vice President and Team Leader of U.S. Equity Quantitative Research of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Core Equity Fund’s portfolio management team.

Reorganization of Pioneer Active Credit Fund (formerly Pioneer Corporate High Yield Fund) into Victory Pioneer Active Credit Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Active Credit Fund (Current)

(Acquired Fund)

Class A		Class Y
merging into	Class C	merging into
Acquiring	merging into	Acquiring
Fund Class	Acquiring	Fund Class Y

AFund Class C

Maximum sales charge (load) when you buy
shares (as a percentage of offering price) ......	4.50%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	1.00%	None
Victory Pioneer Active Credit Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering	2.25%	None	None
	75
price)	Class A	Class C	Class Y

Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Active Credit Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	0.78%	0.80%	0.81%
Acquired Fund Fees and Expenses(4) ...............................	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses Plus
Acquired Fund Fees and Expenses(4) ...........................	1.54%	2.31%	1.32%
Less: Fee Waiver/Expense Reimbursement(5)..................	(0.63)%	(0.65)%	(0.71)%
Net Expenses Plus Acquired Fund Fees and
Expenses(5)...................................................................	0.91%	1.66%	0.61%
Victory Pioneer Active Credit Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class Y
	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees.......................	0.25%	1.00%	0.00%
Other Expenses(6) ...........................................................	0.80%	0.82%	0.83%
Acquired Fund Fees and Expenses(7) .............................	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses ...................	1.56%	2.33%	1.34%
Fee Waiver/Expense Reimbursement(8) .........................	(0.65)%	(0.67)%	(0.73)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(8) ............	0.91%	1.66%	0.61%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Total annual fund operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section of Exhibit G, which do not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund.

(5)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (i.e., all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation expenses) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(6)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

76

(7)“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”

(8)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions and acquired fund fees and expenses) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.90%, 1.65%, and 0.60% of the Fund’s Class A, Class C and Class Y shares. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Active Credit Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$539	$856	$1,195	$2,151	$539	$856	$1,195	$2,151
Class A...................................................
Class C merging into Acquiring Fund	269	659	1,176	2,596	169	659	1,176	2,596
Class C ...................................................
Class Y merging into Acquiring Fund	62	348	655	1,528	62	348	655	1,528
Class Y...................................................
Victory Pioneer Active Credit Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$316	$509	$864	$1,867	$316	$509	$864	$1,867
Class C.......................................................	269	523	1,052	2,500	169	523	1,052	2,500
Class Y ......................................................	62	195	511	1,409	62	195	511	1,409

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 46% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)
77
	Pioneer Active Credit Fund	Victory Pioneer Active Credit
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	Total return, including high current	Same
income.
Principal Investment Strategy	The fund employs a flexible	Same
investment approach that selects
investments from a broad range of
issuers and segments of the U.S. and
non-U.S. fixed income markets,
such as investment grade and high
yield corporate bonds, US and non-
US government bonds, and asset-
backed and mortgage-backed
securities. As a secondary
component of its overall strategy,
the fund’s portfolio management
team uses derivatives in an effort to
limit credit and interest rate risks.
Under normal circumstances, the
fund invests at least 80% of its net
assets (plus the amount of
borrowings, if any, for investment
purposes) in fixed income
investments. Fixed income
investments may include
instruments and obligations of U.S.
and non-U.S. corporate and other
non-governmental entities, debt
securities issued or guaranteed by
the U.S. government, its agencies or
instrumentalities or non-U.S.
governmental entities, mortgage-
related or mortgage-backed
securities (including commercial
mortgage-backed securities
(CMBS), collateralized mortgage
obligations (CMOs) and “sub-
prime” mortgages), asset-backed
securities, floating-rate loans,
convertible securities, preferred
securities, Treasury Inflation
Protected Securities (“TIPS”) and
other inflation-linked debt
securities, subordinated debt
securities, insurance-linked
securities, municipal debt securities
and securities of other investment
companies (including mutual funds,
exchange-traded funds and closed-
end funds) that invest primarily in
fixed income investments.
Derivative instruments that provide
exposure to fixed income
investments or have similar
economic characteristics may be
78
Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)

treated as fixed income investments under the fund’s 80% policy.

The fund may engage in active and frequent trading of portfolio securities.

The fund may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund invests in securities of any maturity and duration. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the fund has a two year duration, then all other things being equal, the fund will decrease in value by two percent if interest rates rise one percent.

The fund’s investments may have fixed or variable principal payments

79

Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)

and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred, payment in kind and auction rate features.

The fund may invest in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund’s investments in debt securities rated below investment grade may include securities that are in default.

The fund may invest in securities of non-U.S. issuers, including securities of issuers in emerging markets.

The fund may invest in equity- linked notes (ELNs) and other equity-linked securities. ELNs are hybrid structured investments that combine the characteristics of one or more reference equity securities (usually a single stock, a basket of stocks or a stock index) and a derivative that provides current payments at stated rates.

The fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, master limited partnerships, equity interests in real estate trusts (REITs) and other equity interests. The fund may invest in equity securities as a consequence of holding debt of the same issuer or when Amundi US believes they offer income, the potential for capital gains or other portfolio management purposes.

The fund’s investment adviser may use (but is not required to use in any given situation) derivatives,

80

Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)

including interest rate futures, credit default swaps and credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), and forward foreign currency contracts, primarily to manage the fund’s average duration, credit, and currency exposures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold non-U.S. currency and may hold cash or other short- term investments.

The fund’s investment adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The fund’s allocation among the segments of the fixed income markets depends upon the adviser’s outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments. The adviser seeks to provide exposure to those areas of the fixed income market that the investment adviser anticipates will provide value, while seeking to minimize exposure to those areas it anticipates will

81

Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)

provide less value. The investment adviser does not manage the fund specific to any index or benchmark.

The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification. The adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The investment adviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any

82

Pioneer Active Credit Fund	Victory Pioneer Active Credit
(Acquired Fund)	Fund (Acquiring Fund)

specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Active Credit Fund (Acquired	Victory Pioneer Active Credit
Principal Investment Risk	Fund)	Fund (Acquiring Fund)
Market risk	X	X

High yield or “junk” bond	X	X
risk
Duration risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
83
	Pioneer Active Credit Fund (Acquired	Victory Pioneer Active Credit
Principal Investment Risk	Fund)	Fund (Acquiring Fund)
Structured securities risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Portfolio selection risk	X	X

Leveraging risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Equity securities risk	X	X

Equity-linked notes risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Portfolio turnover risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

84
	Pioneer Active Credit Fund (Acquired	Victory Pioneer Active Credit
Principal Investment Risk	Fund)	Fund (Acquiring Fund)
Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The ICE BofA U.S. High Yield Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund on September 25, 2020. As a result, Pioneer Corporate High Yield Fund’s performance and financial history became the performance and financial history of the Acquired Fund. The performance of Class A, Class C and Class Y shares of the Acquired Fund includes the performance of the applicable class of shares of Pioneer Corporate High Yield Fund (which reflects any applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Effective December 2, 2024, the Acquired Fund changed its name, investment objective and investment strategies. Performance for periods prior to December 2, 2024 reflects the investment strategy in effect for the fund during such periods.

Annual return Class A shares (%)

(Year ended December 31)

85

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.57%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-15.87%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

			Life of
	1 Year	5 Years	Fund1

Class A
Return before taxes	3.81%	2.18%	3.67%

Return after taxes on distributions	1.35%	0.12%	1.57%

Return after taxes on distributions and	2.20%	0.74%	1.86%

sale of shares
Class C	6.93%	2.50%	3.57%

Class Y	9.15%	3.46%	4.57%

Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.29%

(reflects no deduction for fees,
expenses or taxes)2
ICE BofA U.S. High Yield Index	8.20%	4.04%	4.86%

(reflects no deduction for fees, expenses or taxes)

1Inception date is January 3, 2017.

2Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Active Credit Fund is expected to have the same portfolio managers that manage the Pioneer Active Credit Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Jonathan Duensing, Senior Managing Director, Head of Fixed Income, US and Director of Multi-Sector Fixed Income (portfolio manager of the fund since December 2024)

•Jeffrey Galloway, Senior Vice President and Senior Credit Analyst of Amundi US (portfolio manager of the fund since December 2024)

See Exhibit D for information about the members of the Victory Pioneer Active Credit Fund’s portfolio management team.

86

Reorganization of Pioneer Disciplined Growth Fund into Victory Pioneer Disciplined Growth Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Disciplined Growth Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Disciplined Growth Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Disciplined Growth Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(4) ..............................................	0.10%	0.17%	0.28%	0.32%	0.20%
Total Annual Fund Operating Expenses ......	0.98%	1.80%	0.91%	1.45%	0.83%
Victory Pioneer Disciplined Growth Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.63%	0.63%	0.63%	0.63%
	87
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.12%	0.19%	0.30%	0.22%
Total Annual Fund Operating Expenses .....	1.00%	1.82%	0.93%	0.85%
Fee Waiver/Expense Reimbursement(6)……	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	0.98%	1.80%	0.91%	0.83%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Other expenses for Class R shares are estimated for the current fiscal year.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.98%, 1.80%, 0.91%, and 0.83% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Disciplined Growth Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$669	$869	$1,086	$1,707	$669	$869	$1,086	$1,707
Class A...................................................
Class C merging into Acquiring Fund	283	566	975	2,116	183	566	975	2,116
Class C ...................................................
Class K merging into Acquiring Fund	93	290	504	1,120	93	290	504	1,120
Class R6 .................................................
Class R merging into Acquiring Fund	148	459	792	1,735	148	459	792	1,735
Class A...................................................
Class Y merging into Acquiring Fund	85	265	460	1,025	85	265	460	1,025
Class Y...................................................
Victory Pioneer Disciplined Growth
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$669	$869	$1,090	$1,724	$669	$869	$1,090	$1,724
Class C.......................................................	283	566	979	2,132	183	566	979	2,132
		88
Class R6.....................................................	93	290	509	1,137	93	290	509	1,137
Class Y ......................................................	85	265	465	1,043	85	265	465	1,043

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 84% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Disciplined Growth Fund	Victory Pioneer Disciplined
	(Acquired Fund)	Growth Fund (Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	The fund invests primarily in equity	Same
securities of U.S. issuers. For
purposes of the fund’s investment
policies, equity securities include
common stocks and other equity
instruments, such as securities of
other investment companies
(including mutual funds, exchange-
traded funds and closed-end funds)
that invest primarily in equity
securities, depositary receipts,
warrants, rights, equity interests in
real estate investment trusts (REITs)
and preferred stocks.
The fund may invest in issuers of
any market capitalization. The fund
may invest in securities in any
industry or market sector. The fund
may invest in fewer than 40
securities. The fund may invest in
initial public offerings of equity
securities. In addition, the fund may
invest up to 20% of its total assets in
securities of non-U.S. issuers,
including up to 5% of its total assets
in the securities of emerging market
issuers. The fund may invest in debt
securities. Generally, the fund may
acquire investment grade debt
securities, but the fund may invest
up to 5% of its net assets in below
89
Pioneer Disciplined Growth Fund	Victory Pioneer Disciplined
(Acquired Fund)	Growth Fund (Acquiring Fund)

investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund’s investment adviser uses

avaluation-conscious approach to select the fund’s investments based upon the recommendations of the adviser’s research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company’s fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. The adviser generally sells a portfolio security based upon the same criteria it uses to select securities.

The adviser integrates environmental, social and corporate

90

Pioneer Disciplined Growth Fund	Victory Pioneer Disciplined
(Acquired Fund)	Growth Fund (Acquiring Fund)

governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment

91

objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Disciplined Growth Fund	Victory Pioneer Disciplined
Principal Investment Risk	(Acquired Fund)	Growth Fund (Acquiring Fund)
Market risk	X	X

Growth style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Issuer focus risk	X	X

Small and mid-size	X	X
companies risk
Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

92

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund on June 7, 2013. As a result, Pioneer Disciplined Growth Fund’s performance and financial history became the performance and financial history of the Acquired Fund. The performance of Class A, Class C and Class Y shares of the Acquired Fund includes the performance of the applicable class of shares of Pioneer Disciplined Growth Fund prior to June 7, 2013 (which reflects applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses. The Russell 1000 Growth Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	25.17%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.30%	04/01/2022 to	06/30/2022

No performance information is presented for Class R shares in the table below because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of other classes of shares because they have different expenses.

Average annual total return (%)

(for periods ended December 31, 2024)

93

	1 Year	5 Years	10 Years
Class A
Return before taxes	12.46%	13.80%	12.66%
Return after taxes on distributions	10.67%	9.97%	9.38%

Return after taxes on distributions and	8.31%	9.90%	9.26%
sale of shares
Class C	17.28%	14.24%	12.41%

Class K	19.30%	15.19%	13.35%

Class Y	19.40%	15.34%	13.56%
Standard & Poor’s 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees, expenses or taxes)
Russell 1000 Growth Index (reflects no	33.36%	18.96%	16.78%
deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Disciplined Growth Fund is expected to have the same portfolio managers that manage the Pioneer Disciplined Growth Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, U.S. at Amundi US (portfolio manager of the fund since May 2015)

•Ashesh Savla, Vice President and Team Leader of U.S. Equity Quantitative Research at Amundi US (portfolio manager of the fund since 2013 and its predecessor fund since 2005)

See Exhibit D for information about the members of the Victory Pioneer Disciplined Growth Fund’s portfolio management team.

Reorganization of Pioneer Disciplined Value Fund into Victory Pioneer Disciplined Value Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Disciplined Value Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y
	5.75%	None	None	None	None
94
	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
you buy shares (as a percentage of	Class A	C	R6	A	Y

offering price) ......................................
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Disciplined Value Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Disciplined Value Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.21%	0.23%	0.12%	0.34%	0.21%
Total Annual Fund Operating Expenses ......	0.86%	1.63%	0.52%	1.24%	0.61%
Less: Fee Waiver/Expense Reimbursement(4)...	(0.00)%	(0.00)%	(0.07)%	(0.00)%	(0.16)%
Net Expenses(4) ................................................	0.86%	1.63%	0.45%	1.24%	0.45%
Victory Pioneer Disciplined Value Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.23%	0.25%	0.14%	0.23%
Total Annual Fund Operating Expenses .....	0.88%	1.65%	0.54%	0.63%
Fee Waiver/Expense Reimbursement(6) ...........	(0.08)%	(0.09)%	(0.09)%	(0.18)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	0.80%	1.56%	0.45%	0.45%
	95

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.45% and 0.45% of the average daily net assets attributable to Class K shares and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.80%, 1.56%, 0.45%, and 0.45% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Disciplined Value Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$658	$834	$1,024	$1,575	$658	$834	$1,024	$1,575
Class A...................................................
Class C merging into Acquiring Fund	266	514	887	1,933	166	514	887	1,933
Class C ...................................................
Class K merging into Acquiring Fund	46	160	284	646	46	160	284	646
Class R6 .................................................
Class R merging into Acquiring Fund	126	393	681	1,500	126	393	681	1,500
Class A...................................................
Class Y merging into Acquiring Fund	46	179	324	747	46	179	324	747
Class Y...................................................
Victory Pioneer Disciplined Value
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$652	$816	$1,011	$1,575	$652	$816	$1,011	$1,575
Class C.......................................................	259	493	870	1,931	159	493	870	1,931
Class R6.....................................................	46	144	273	650	46	144	273	650
Class Y ......................................................	46	144	295	732	46	144	295	732
		96

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 111% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Disciplined Value Fund	Victory Pioneer Disciplined Value
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	The fund invests primarily in equity	Same
securities of U.S. issuers. For
purposes of the fund’s investment
policies, equity securities include
common stocks and other equity
instruments, such as securities of
other investment companies
(including mutual funds, exchange-
traded funds and closed-end funds)
that invest primarily in equity
securities, depositary receipts,
warrants, rights, equity interests in
real estate investment trusts (REITs)
and preferred stocks.
The fund may invest in issuers of
any market capitalization. The fund
may invest in securities in any
industry or market sector. The fund
may invest in fewer than 40
securities. The fund may invest in
initial public offerings of equity
securities. In addition, the fund may
invest up to 20% of its total assets in
securities of non-U.S. issuers,
including up to 5% of its total assets
in the securities of emerging market
issuers. The fund may invest in debt
securities. Generally, the fund may
acquire investment grade debt
securities, but the fund may invest
up to 5% of its net assets in below
investment grade debt securities
(known as junk bonds), including
below investment grade convertible
97
Pioneer Disciplined Value Fund	Victory Pioneer Disciplined Value
(Acquired Fund)	Fund (Acquiring Fund)

debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund’s investment adviser uses

avaluation-conscious approach to select the fund’s investments based upon the recommendations of the adviser’s research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company’s fundamentals—financial condition, management, and position in its industry—indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the fund’s portfolio, emphasizing those securities believed to be selling at reasonable prices versus the underlying values. The adviser generally sells a portfolio security based upon the same criteria it uses to select securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models

98

Pioneer Disciplined Value Fund	Victory Pioneer Disciplined Value
(Acquired Fund)	Fund (Acquiring Fund)

and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

99

	Pioneer Disciplined Value Fund	Victory Pioneer Disciplined Value
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Issuer focus risk	X	X

Small and mid-size	X	X
companies risk
Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market

100

40%
30%
20%
10%
0%
-10%
-20%
-5.77%
13.96%
21.44%
-13.39%
29.53%
5.64%
27.61%
-9.68%
8.19%
12.06%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

performance. The Russell 1000 Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund on June 7, 2013. As a result, Pioneer Disciplined Value Fund’s performance and financial history became the performance and financial history of the Acquired Fund. The performance of Class A, Class C and Class Y shares of the Acquired Fund includes the performance of the applicable class of shares of Pioneer Disciplined Value Fund prior to June 7, 2013 (which reflects applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.

Pioneer Disciplined Value Fund did not offer Class R shares. The performance of Class R shares of the Acquired Fund is the performance of Pioneer Disciplined Value Fund’s Class A shares (which reflects applicable fee waivers or expense reimbursements), restated to reflect the higher distribution and service fees of Class R shares (but not other differences in expenses).

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period	Period Ending
		Beginning
Highest Calendar Quarter	16.22%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-24.47%	01/01/2020	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

1 Year 5 Years 10 Years

Class A

101

Return before taxes	5.59%	6.82%	7.36%
Return after taxes on distributions	4.49%	4.29%	4.71%
Return after taxes on distributions and	4.13%	4.61%	5.02%
sale of shares
Class C	10.27%	7.30%	7.20%
Class K	12.45%	8.33%	8.12%
Class R	11.60%	7.68%	7.64%
Class Y	12.45%	8.47%	8.36%
S&P 500 Index (reflects no deduction	25.02%	14.53%	13.10%
for fees, expenses or taxes)
Russell 1000 Value Index (reflects no	14.37%	8.68%	8.49%
deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Disciplined Value Fund is expected to have the same portfolio managers that manage the Pioneer Disciplined Value Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, U.S. at Amundi US (portfolio manager of the fund since May 2015)

•Ashesh Savla, Vice President and Team Leader of U.S. Equity Quantitative Research at Amundi US (portfolio manager of the fund since 2013 and its predecessor fund since 2005)

See Exhibit D for information about the members of the Victory Pioneer Disciplined Value Fund’s portfolio management team.

Reorganization of Pioneer Equity Income Fund into Victory Pioneer Equity Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Equity Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	R	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you	None(1)	1.00%	None	None	None
102
	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
sell shares, whichever is less)	Class A	C	R6	R	Y

Victory Pioneer Equity Income Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class R	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Equity Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.15%	0.16%	0.08%	0.32%	0.20%
Total Annual Fund Operating Expenses ......	1.00%	1.76%	0.68%	1.42%	0.80%
Victory Pioneer Equity Income Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(4) .............................................	0.17%	0.18%	0.10%	0.34%	0.22%
Total Annual Fund Operating Expenses .....	1.02%	1.78%	0.70%	1.44%	0.82%
Fee Waiver/Expense Reimbursement(5) ...........	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(5)	1.00%	1.76%	0.68%	1.42%	0.80%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

103
(5)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.00%, 1.76%, 0.68%, 1.42%, and 0.80% of the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Equity Income Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$671	$875	$1,096	$1,729	$671	$875	$1,096	$1,729
Class A...................................................
Class C merging into Acquiring Fund	279	554	954	2,073	179	554	954	2,073
Class C ...................................................
Class K merging into Acquiring Fund	69	218	379	847	69	218	379	847
Class R6 .................................................
Class R merging into Acquiring Fund	145	449	776	1,702	145	449	776	1,702
Class R ...................................................
Class Y merging into Acquiring Fund	82	255	444	990	82	255	444	990
Class Y...................................................
Victory Pioneer Equity Income Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$671	$875	$1,100	$1,746	$671	$875	$1,100	$1,746
Class C.......................................................	279	554	959	2,089	179	554	959	2,089
Class R6.....................................................	69	218	383	865	69	218	383	865
Class R.......................................................	145	449	781	1,719	145	449	781	1,719
Class Y ......................................................	82	255	449	1,008	82	255	449	1,008

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 59% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed

104

by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Equity Income Fund	Victory Pioneer Equity Income
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	Current income and long-term	Same
growth of capital from a portfolio
consisting primarily of income
producing equity securities of U.S.
corporations.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in income
producing equity securities of U.S.
issuers. The income producing
equity securities in which the fund
may invest include common stocks,
preferred stocks, securities of other
investment companies (including
mutual funds, exchange-traded
funds and closed-end funds) that
invest primarily in equity securities,
and equity interests in real estate
investment trusts (REITs). The
remainder of the fund may be
invested in debt securities, most of
which are expected to be convertible
into common stocks. The fund may
invest in initial public offerings of
equity securities.
The fund may invest up to 20% of
its total assets in securities of non-
U.S. issuers, including depositary
receipts. The fund will not invest
more than 5% of its total assets in
the securities of emerging markets
issuers.
The fund may invest up to 20% of
its net assets in REITs.
The fund also may invest in
investment grade and below
investment grade debt securities
(known as junk bonds). The fund
may invest up to 10% of its net
assets in junk bonds, including
below investment grade convertible
debt securities.
The fund may, but is not required to,
use derivatives, such as stock index
futures and options. The fund may
use derivatives for a variety of
purposes, including: in an attempt to
hedge against adverse changes in
105
Pioneer Equity Income Fund	Victory Pioneer Equity Income
(Acquired Fund)	Fund (Acquiring Fund)

the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select the fund’s investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental

106

Pioneer Equity Income Fund	Victory Pioneer Equity Income
(Acquired Fund)	Fund (Acquiring Fund)

research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Equity Income Fund	Victory Pioneer Equity Income
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
107
	Pioneer Equity Income Fund	Victory Pioneer Equity Income
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Income producing securities	X	X
risk
Large capitalization	X	X
companies risk
Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Debt securities risk	X	X

High yield or “junk” bond	X	X
risk
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market

108

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
0.27%
19.15%
14.95%
-8.89%
25.44%
-0.20%
25.56%
-8.20%
7.38%
11.26%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

1 Year 5 Years

performance. The Russell 1000 Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	15.53%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-26.51%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

10 Years

Class A

Return before taxes	4.85%	5.31%	7.35%

Return after taxes on distributions	-2.57%	1.86%	4.63%

Return after taxes on distributions and	8.08%	3.94%	5.52%
sale of shares
Class C†	9.63%	5.78%	7.20%
Class K	11.62%	6.93%	8.37%

Class R	10.78%	6.15%	7.57%

Class Y	11.53%	6.81%	8.25%

S&P 500 Index (reflects no deduction for	25.02%	14.53%	13.10%
fees, expenses or taxes)1

109

14.37% 8.68% 8.49%

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)

1Per new regulatory requirements, the Fund’s regulatory broad-based securities market index is the S&P 500® Index, which represents 500 of the largest companies listed on stock exchange in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Equity Income Fund is expected to have the same portfolio managers that manage the Pioneer Equity Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•John Arege, Vice President of Amundi US (portfolio manager of the fund since May 2023)

•Sammi Truong, Vice President of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Equity Income Fund’s portfolio management team.

Reorganization of Pioneer Equity Premium Income Fund into Victory Pioneer Equity Premium Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Equity Premium Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Equity Premium Income Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a	2.25%	None	None	None
110
percentage of offering price)	Class A	Class C	Class R6	Class Y

Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Equity Premium Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.45%	0.44%	0.35%	0.44%	0.44%
Total Annual Fund Operating Expenses ......	1.40%	2.14%	1.05%	1.64%	1.14%
Less: Fee Waiver and Expense
Reimbursement(4) ..............................................	(0.20)%	(0.00)%	(0.15)%	(0.00)%	(0.24)%
Net Expenses(4) ................................................	1.20%	2.14%	0.90%	1.64%	0.90%
Victory Pioneer Equity Premium Income Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.47%	0.46%	0.37%	0.46%
Total Annual Fund Operating Expenses .....	1.42%	2.16%	1.07%	1.16%
Fee Waiver/Expense Reimbursement(6) ...........	(0.22)%	(0.18)%	(0.17)%	(0.26)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	1.20%	1.98%	0.90%	0.90%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2026. There can be no assurance that the adviser will extend these expense limitations beyond such time. Net expenses for a Class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions, and acquired fund fees and expenses) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is

111

lower. As of October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.20%, 1.98%, 0.90%, and 0.90% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Equity Premium Income	1	3	5	10	1	3	5	10

Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$567	$854	$1,163	$2,038	$567	$854	$1,163	$2,038
Class A...................................................
Class C merging into Acquiring Fund	317	670	1,149	2,472	217	670	1,149	2,472
Class C ...................................................
Class K merging into Acquiring Fund	92	319	565	1,269	92	319	565	1,269
Class R6 .................................................
Class R merging into Acquiring Fund	167	517	892	1,944	167	517	892	1,944
Class A...................................................
Class Y merging into Acquiring Fund	92	338	604	1,365	92	338	604	1,365
Class Y...................................................
Victory Pioneer Equity Premium
Income Fund (Pro Forma)
(Acquiring Fund)
Class A ......................................................	$345	$597	$919	$1,830	$345	$597	$919	$1,830
Class C.......................................................	301	621	1,107	2,448	201	621	1,107	2,448
Class R6.....................................................	92	287	538	1,257	92	287	538	1,257
Class Y ......................................................	92	287	559	1,335	92	287	559	1,335

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 114% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

112

	Pioneer Equity Premium Income	Victory Pioneer Equity Premium
	Fund (Acquired Fund)	Income Fund (Acquiring Fund)
Investment Objective	The fund’s investment objective is	Same
total return, including high current
income.
Principal Investment Strategy	Under normal circumstances, the	Same
fund invests at least 80% of its net
assets (plus the amount of
borrowings, if any, for investment
purposes) in equity securities and
equity-related investments. Equity
securities and equity-related
investments include common and
preferred stocks, depositary receipts,
warrants, rights, equity-linked notes
(ELNs), master limited partnerships,
equity interests in real estate trusts
(REITs) and other equity interests,
such as securities of other
investment companies (including
mutual funds, exchange-traded
funds and closed-end funds) that
invest primarily in equity securities.
Equity securities may include
derivative instruments that provide
exposure to equity securities or have
similar economic characteristics.
The fund may invest in securities of
issuers of any market capitalization,
and in securities in any industry or
market sector. The fund may invest
in initial public offerings of equity
securities.
The fund may invest up to 60% of
its net assets in ELNs. ELNs are
structured products that consist of
two main components: a fixed
income component in the form of a
bond or note paying a stated interest
rate (premium), and an equity-
linked component tied to the
performance of one or more
underlying reference securities
(usually a single stock, a basket of
stocks or a stock index). Under the
structure, current payments typically
are made in exchange for a limit on
the capital appreciation potential of
the reference securities during the
term of the note. The ELN retains
the downside risk associated with
the reference securities. In addition,
the fund may write (sell) covered
call and put options on common
stocks or other reference securities.
113
Pioneer Equity Premium Income	Victory Pioneer Equity Premium
Fund (Acquired Fund)	Income Fund (Acquiring Fund)

The fund focuses on investments that offer a stream of income. The fund’s investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. In addition to investments that offer a stream of income, the fund may also invest in securities and instruments that are not income- producing, subject to its 80% policy with respect to investment in equity securities and equity-related investments. The fund may invest in securities and instruments that are not income-producing for purposes of seeking capital appreciation or managing risk or other portfolio characteristics, and securities are not selected based on anticipated dividend payments.

Subject to its 80% policy with respect to investment in equity securities and equity-related investments, the fund may invest in investment grade and below investment grade debt securities (known as junk bonds).

The fund may, but is not required to, use derivatives, such as options, stock index futures and index-based total return swap contracts. The fund may use derivatives for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may invest without limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

114

Pioneer Equity Premium Income	Victory Pioneer Equity Premium
Fund (Acquired Fund)	Income Fund (Acquiring Fund)

The fund invests mainly in U.S. issuers and ELNs and other investments tied to the performance of U.S. issuers. The fund considers U.S. issuers to include: issuers organized under the laws of the U.S., issuers with a principal office in the U.S., issuers whose equity securities are traded principally in the U.S., issuers that derive at least 50% of their gross revenues or profits from goods or services produced in the U.S. or sales made in the U.S., or issuers that have at least 50% of their assets in the U.S.

The fund may invest up to 20% of its net assets in securities of non- U.S. issuers. The fund will not invest more than 10% of its net assets in the securities of emerging market issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. In addition to investing in securities denominated in non-U.S. currencies, the fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies. The fund’s currency and currency- related investments may be used to adjust overall currency exposures, including as a means of seeking incremental return, which may be considered a speculative technique.

In selecting investments, the adviser considers the investment’s income and return potential in view of such factors as the sustainability of the issuer’s earnings and financial condition. The adviser generally favors those securities it perceives to be undervalued. In selecting equity securities, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Among other things, the adviser focuses on an issuer’s deployment of capital and return on capital. The adviser relies on the

115

Pioneer Equity Premium Income	Victory Pioneer Equity Premium
Fund (Acquired Fund)	Income Fund (Acquiring Fund)

knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. Investments typically are sold when the adviser’s overall assessment of market and economic conditions changes or the assessments of the attributes of individual holdings or investment types change.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster

116

Pioneer Equity Premium Income	Victory Pioneer Equity Premium
Fund (Acquired Fund)	Income Fund (Acquiring Fund)
bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Equity Premium Income	Victory Pioneer Equity Premium
	Fund	Income Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Equity-linked notes risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Small and mid-size	X	X
companies risk
Risks of investments in real	X	X
estate related securities
Preferred stocks risk	X	X

Risks of warrants and rights	X	X

Master limited partnership	X	X
risk
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Interest rate risk	X	X

Credit risk	X	X

High yield or “junk” bond	X	X
risk
Risks of non-U.S.	X	X
investments
117
	Pioneer Equity Premium Income	Victory Pioneer Equity Premium
	Fund	Income Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Effective January 1, 2024, the Acquired Fund changed its name, investment objective and investment strategies. Performance for periods prior to January 1, 2024 reflects the investment objective and investment strategies in effect for the Acquired Fund during such periods.

Annual return Class A shares (%)

(Year ended December 31)

118

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	13.41%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-19.76%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	4.35%	2.20%	4.12%

Return after taxes on distributions	0.68%	1.14%	2.73%

Return after taxes on distributions and	2.97%	1.44%	2.86%
sale of shares
Class C	7.39%	2.35%	3.79%

Class K	9.55%	3.47%	4.81%

Class R	8.87%	2.67%	3.86%

Class Y	9.53%	3.47%	4.91%

Standard & Poor’s 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees,
expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Equity Premium Income Fund is expected to have the same portfolio managers that manage the Pioneer Equity Premium Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Howard Weiss, Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US (portfolio manager of the fund since 2012)

119

•Fergal Jackson, Vice President of Amundi US (portfolio manager of the fund since January 2024)

•Cory Robart, Investment Associate of Amundi US (portfolio manager of the fund since January 2024)

See Exhibit D for information about the members of the Victory Pioneer Equity Premium Income Fund’s portfolio management team.

Reorganization of Pioneer Floating Rate Fund into Victory Pioneer Floating Rate Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Floating Rate Fund (Current)

(Acquired Fund)

	Class A		Class K	Class Y
	merging into	Class C	merging into	merging into
	Acquiring	merging into	Acquiring	Acquiring
	Fund Class	Acquiring	Fund Class	Fund Class Y
Maximum sales charge (load) when you buy	A	Fund Class C	R6

shares (as a percentage of offering price) ......	4.50%	None	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	1.00%	None	None
Victory Pioneer Floating Rate Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class R6	Class Y

Purchases (as a percentage of offering
price) ..............................................................	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Floating Rate Fund (Current)

(Acquired Fund)

			Class K
	Class A	Class C	merging into	Class Y
	merging into	merging into	Acquiring	merging into
	Acquiring	Acquiring	Fund Class	Acquiring
	Fund Class A	Fund Class C	R6	Fund Class Y
............................................Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees .............	0.25%	1.00%	0.00%	0.00%
Other Expenses(4) .............................................	0.30%	0.22%	0.15%	0.26%
Acquired Fund Fees and Expenses(5) ...............	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses
Plus Acquired Fund Fees and Expenses(5) ...	1.18%	1.85%	0.78%	0.89%
	120
Less: Fee Waiver/Expense
Reimbursement(6) .........................................	(0.20)%	(0.00)%	(0.00)%	(0.11)%
Net Expenses Plus Acquired Fund Fees
and Expenses(6) ...........................................	1.08%	1.85%	0.78%	0.78%
Victory Pioneer Floating Rate Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.00%
Other Expenses(7) .............................................	0.32%	0.24%	0.17%	0.28%
Acquired Fund Fees and Expenses(8) ...............	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses .....	1.20%	1.87%	0.80%	0.91%
Fee Waiver/Expense Reimbursement(9) ...........	(0.12)%	(0.02)%	(0.02)%	(0.13)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(9) .......................................	1.08%	1.85%	0.78%	0.78%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Other expenses for Class K shares are estimated for the current fiscal year.

(5)Total annual fund operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section of Exhibit G, which do not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund.

(6)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05%, 0.90% and 0.75% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2026. There can be no assurance that the adviser will extend these expense limitation beyond such time. Net expenses for a Class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(7)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(8)“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”

(9)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions, and acquired fund fees and expenses) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.05%, 1.82%, 0.75% and 0.75% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

121

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Floating Rate Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$555	$798	$1,061	$1,809	$555	$798	$1,061	$1,809
Class A...................................................
Class C merging into Acquiring Fund	288	582	1,001	2,169	288	582	1,001	2,169
Class C ...................................................
Class K merging into Acquiring Fund	80	249	433	966	80	249	433	966
Class R6 .................................................
Class Y merging into Acquiring Fund	80	273	482	1,086	80	273	482	1,086
Class Y...................................................
Victory Pioneer Floating Rate Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$333	$561	$834	$1,614	$333	$561	$834	$1,614
Class C.......................................................	288	582	1,005	2,185	188	582	1,005	2,185
Class R6.....................................................	80	249	438	984	80	249	438	984
Class Y ......................................................	80	249	464	1,082	80	249	464	1,082

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 64% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	A high level of current income.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in floating rate
loans and other floating rate
investments. Derivative investments
that provide exposure to such
floating rate securities or have
similar economic characteristics
may be used to satisfy the fund’s
80% policy. Floating rate
investments are securities and other
instruments with interest rates that
122
Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
(Acquired Fund)	Fund (Acquiring Fund)

adjust or “float” periodically based on a specified interest rate or other reference and include senior secured floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments.

Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as junk bonds). The fund’s investments in floating rate loans typically hold a senior position in the borrower’s capital structure, but may also include unsecured or subordinated loans.

The fund’s investments also may include revolving credit facility loans, high yield corporate bonds (also known as junk bonds), investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of

123

Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
(Acquired Fund)	Fund (Acquiring Fund)

non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those of issuers that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund has the ability to invest in a broad range of issuers and segments of the debt securities market. The fund may invest in securities of issuers in any market capitalization range, industry or market sector.

The fund may invest in mortgage- related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages and asset-backed securities. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend

124

Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
(Acquired Fund)	Fund (Acquiring Fund)

the average life of the mortgage- backed instrument).

The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and insurance-linked securities.

The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics: and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash and other short-term investments.

The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objective. The adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. The adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The adviser

125

Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
(Acquired Fund)	Fund (Acquiring Fund)

may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

126

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Principal Investment Risk	Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

High yield or “junk” bonk	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investing in loans	X	X

Collateral risk	X	X

Risk of disadvantaged access	X	X
to confidential information
Risks of subordinated	X	X
securities
U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
127
	Pioneer Floating Rate Fund	Victory Pioneer Floating Rate
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Risks of investing in	X	X
insurance-linked securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Structured securities risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Repurchase agreement risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year for each of the last ten calendar years. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Morningstar LSTA US Performing Loan Index is

128

provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	7.40%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-12.39%	01/01/2020 to	03/31/2020

No performance information is presented for Class K shares because no Class K shares were outstanding during the most recent calendar year. Class K shares were in operation from December 10, 2013 through October 4, 2017. The returns for Class K would differ from those of other classes of shares because they have different expenses.

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	4.44%	3.42%	3.44%

Return after taxes on distributions	1.01%	0.96%	1.37%

Return after taxes on distributions and	2.55%	1.51%	1.68%
sale of shares
Class C	7.60%	3.71%	3.20%

Class Y	9.75%	4.84%	4.32%

Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.35%
(reflects no deduction for fees,
expenses or taxes)1

129

Morningstar LSTA US Performing Loan Index (reflects no deduction for fees, expenses or taxes)

9.15% 6.09% 5.41%

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Floating Rate Fund is expected to have the same portfolio manager that manages the Pioneer Floating Rate Fund. The portfolio manager who is primarily responsible for the day-to-day management of the Acquired Fund (and his current respective title(s) with Amundi US) is Jonathan Sharkey, Senior Vice President of Amundi US (portfolio manager of the fund since 2007).

See Exhibit D for information about the Victory Pioneer Floating Rate Fund’s portfolio manager.

Reorganization of Pioneer Fund into Victory Pioneer Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	R	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class R	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None	None
130

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Fund (Current)

(Acquired Fund)(4)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.10%	0.15%	0.08%	0.26%	0.17%
Total Annual Fund Operating Expenses ......	0.95%	1.75%	0.68%	1.36%	0.77%
Less: Fee Waiver/Expense Reimbursement(5)...	(0.00)%	(0.00)%	(0.03)%	(0.00)%	(0.12)%
Net Expenses(5) ................................................	0.95%	1.75%	0.65%	1.36%	0.65%
Victory Pioneer Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(6) .............................................	0.12%	0.17%	0.10%	0.28%	0.19%
Total Annual Fund Operating Expenses	0.97%	1.77%	0.70%	1.38%	0.79%
Fee Waiver/Expense Reimbursement(7) ...........	(0.06)%	(0.07)%	(0.08)%	(0.06)%	(0.17)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(7) .......................................	0.91%	1.70%	0.62%	1.32%	0.62%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(5)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.65% and 0.65% of the average daily net assets attributable to Class K shares and Class Y shares, respectively. This expense limitation is in effect through May 1, 2026. There can be no assurance that the adviser will extend the expense limitation beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(6)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(7)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of June 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 0.91%, 1.70%, 0.62%, 1.32%, and 0.62% of the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory

131

Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$666	$860	$1,070	$1,674	$666	$860	$1,070	$1,674
Class A...................................................
Class C merging into Acquiring Fund	278	551	949	2,062	178	551	949	2,062
Class C ...................................................
Class K merging into Acquiring Fund	66	215	376	844	66	215	376	844
Class R6 .................................................
Class R merging into Acquiring Fund	138	431	745	1,635	138	431	745	1,635
Class R ...................................................
Class Y merging into Acquiring Fund	66	234	416	943	66	234	416	943
Class Y...................................................
Victory Pioneer Fund (Pro Forma)
(Acquiring Fund)
Class A ......................................................	$663	$848	$1,063	$1,680	$663	$848	$1,063	$1,680
Class C.......................................................	273	536	939	2,065	173	536	939	2,065
Class R6.....................................................	63	199	365	847	63	199	365	847
Class R.......................................................	134	418	737	1,641	134	418	737	1,641
Class Y ......................................................	63	199	386	928	63	199	386	928

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 64% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and substantially similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Victory Pioneer Fund (Acquiring
	Pioneer Fund (Acquired Fund)	Fund)
Investment Objective	Reasonable income and capital	Same
growth.
132
Victory Pioneer Fund (Acquiring
	Pioneer Fund (Acquired Fund)	Fund)
Principal Investment Strategy	The fund invests in a broad group of	Same, except that the adviser will not
	carefully selected securities that the	be required to adhere to the
	fund’s adviser believes are	predecessor adviser’s explicit
	reasonably priced, rather than in	restrictions from investing fund
	securities whose prices reflect a	assets in (i) companies that the
	premium resulting from their current	adviser determines have significant
	market popularity. The fund invests	involvement in the manufacturing of
	predominantly in equity securities.	complete tobacco products, (ii)
	For purposes of the fund’s	companies engaged in the
	investment policies, equity	production, sale, storage of, or
	securities include common stocks	providing services for, certain
	and other equity instruments, such	controversial weapons, including
	as securities of other investment	chemical, biological and depleted
	companies (including mutual funds,	uranium weapons and certain
	exchange-traded funds and closed-	antipersonnel mines and cluster
	end funds) that invest primarily in	bombs, (iii) companies developing or
	equity securities, equity interests in	planning to develop new thermal coal
	real estate investment trusts	capacities, companies generating
	(REITs), depositary receipts,	more than 20% of their revenue from
	warrants, rights and preferred	thermal coal mining extraction,
	stocks.	companies with annual thermal coal
	The fund primarily invests in	extraction of 70MT or more without
intention to reduce, or companies
	securities of U.S. issuers. The fund	with revenue in thermal coal mining
	may invest up to 15% of its total	extraction and thermal coal power
	assets in securities of non-U.S.	generation that exceeds 50% of their
	issuers. The fund will not invest	revenue, or (iv) issuers that violate,
	more than 5% of its total assets in	repeatedly and seriously, one or more
	the securities of emerging markets	of the ten principles of the UN
	issuers.	Global Compact, without credible
	The fund may invest up to 15% of	corrective action.
Removal of these explicit restrictions
its net assets in REITs.
is not expected to result in any
	The fund may invest in initial public	change to the fund’s investment
	offerings of equity securities. The	strategy.
	fund may also invest in investment	The fund will continue not to invest
grade and below investment grade
	debt securities (known as junk	in companies significantly involved
	bonds).	in certain business activities,
	The fund may, but is not required to,	including but not limited to, the
production of alcohol, tobacco
	use derivatives. The fund may use	products and certain controversial
	derivatives, such as stock index	military weapons, and the operation
	futures and options, for a variety of	of thermal coal mines and gambling
	purposes, including: in an attempt to	casinos and other gaming businesses.
	hedge against adverse changes in	To the extent possible on the basis of
	the market price of securities,	information available to the fund’s
	interest rates or currency exchange	investment adviser, an issuer will be
	rates; as a substitute for purchasing	deemed to be significantly involved
	or selling securities; to attempt to	in an activity if it derives more than
	increase the fund’s return as a non-	10% of its gross revenues from such
	hedging strategy that may be	activities, with the exception of
	considered speculative; to manage	thermal coal mining, which has a
133
Victory Pioneer Fund (Acquiring
Pioneer Fund (Acquired Fund)	Fund)

portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select the fund’s investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security’s potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.

The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as threshold of 20% of its gross revenues.

134

Victory Pioneer Fund (Acquiring
Pioneer Fund (Acquired Fund)	Fund)

part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.

The adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds

135

Victory Pioneer Fund (Acquiring
Pioneer Fund (Acquired Fund)	Fund)

50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Fund	Victory Pioneer Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S. investment	X	X

Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

136

	Pioneer Fund	Victory Pioneer Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	19.92%	04/01/2020 to	06/30/2020

137

Lowest Calendar Quarter-17.31%04/01/2022 to 06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	15.53%	13.66%	12.46%

Return after taxes on distributions	11.87%	11.27%	9.38%

Return after taxes on distributions and sale of	11.38%	10.38%	9.10%
shares
Class C	20.60%	14.11%	12.24%

Class K	22.94%	15.36%	13.31%

Class R	22.00%	14.51%	12.66%

Class Y	22.92%	15.36%	13.44%

Standard & Poor’s 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Fund is expected to have the same portfolio managers that manage the Pioneer Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the fund since 2015)

•Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US of Amundi US (portfolio manager of the fund since 2019)

•James Yu, Senior Vice President and Portfolio Manager of Amundi US (portfolio manager of the fund since 2019)

See Exhibit D for information about the members of the Victory Pioneer Fund’s portfolio management team.

Reorganization of Pioneer Fundamental Growth Fund into Victory Pioneer Fundamental Growth Fund Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Fundamental Growth Fund (Current)

(Acquired Fund)

138

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	R	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Fundamental Growth Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class R	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Fundamental Growth Fund (Current)

(Acquired Fund)(4)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.14%	0.11%	0.04%	0.28%	0.15%
Total Annual Fund Operating Expenses ......	1.00%	1.72%	0.65%	1.39%	0.76%
Victory Pioneer Fundamental Growth Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(5) .............................................	0.16%	0.13%	0.06%	0.30%	0.17%
Total Annual Fund Operating Expenses .....	1.02%	1.74%	0.67%	1.41%	0.78%
Fee Waiver/Expense Reimbursement(6) ...........	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense	1.00%	1.72%	0.65%	1.39%	0.76%
	139

Reimbursement(6) .......................................

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above for Class C and Class K have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated August 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses for Class C and Class K have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended September 30, 2024. While the Acquired Fund’s Total Annual Fund Operating Expenses in the table above for Class A, Class R and Class Y match the total annual fund operating expenses reflected in the Acquired Fund’s currently effective prospectus dated August 1, 2024, the Acquired Fund’s Total Annual Fund Operating Expenses for Class A, Class R and Class Y reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six- month period ended September 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended September 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 1.00%, 1.72%, 0.65%, 1.39%, and 0.76% of the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Fundamental Growth Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$671	$875	$1,096	$1,729	$671	$875	$1,096	$1,729
Class A...................................................
Class C merging into Acquiring Fund	275	542	933	2,030	175	542	933	2,030
Class C ...................................................
Class K merging into Acquiring Fund	66	208	362	810	66	208	362	810
Class R6 .................................................
Class R merging into Acquiring Fund	142	440	761	1,669	142	440	761	1,669
Class R ...................................................
Class Y merging into Acquiring Fund	78	243	422	942	78	243	422	942
Class Y...................................................
Victory Pioneer Fundamental Growth
Fund (Current
and Pro Forma) (Acquiring Fund)
Class A ......................................................	$671	$875	$1,100	$1,746	$671	$875	$1,100	$1,746
		140
Class C.......................................................	275	542	938	2,046	175	542	938	2,046
Class R6.....................................................	66	208	367	829	66	208	367	829
Class R.......................................................	142	440	765	1,685	142	440	765	1,685
Class Y ......................................................	78	243	427	960	78	243	427	960

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 15% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Fundamental Growth	Victory Pioneer Fundamental
	Fund	Growth Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in equity
securities of large companies, that
is, companies similar in size to
issuers included in the Russell 1000
Growth Index. The Russell 1000
Growth Index (the index) is a large
capitalization index that measures
the performance of those companies
in the Russell 1000 Index with
higher price-to-book ratios and
higher forecasted growth values. On
June 30, 2024, securities in the
index had a market capitalization
range from approximately $477
million to approximately $3.3
trillion. On June 30, 2024, the index
had a median market capitalization
of approximately $18.2 billion. The
size of the companies in the index
changes constantly as a result of
market conditions and the
composition of the index. The
fund’s investments will not be
confined to securities issued by
companies included in the index.

141
Pioneer Fundamental Growth	Victory Pioneer Fundamental
Fund	Growth Fund
(Acquired Fund)	(Acquiring Fund)

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange traded funds and closed- end funds) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited

142

Pioneer Fundamental Growth	Victory Pioneer Fundamental
Fund	Growth Fund
(Acquired Fund)	(Acquiring Fund)

by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund’s investment adviser uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Among other things, the adviser focuses on an issuer’s deployment of capital and return on capital. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth or when the adviser no longer views the issuer’s deployment of capital or return on capital as favorable. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers

143

Pioneer Fundamental Growth	Victory Pioneer Fundamental
Fund	Growth Fund
(Acquired Fund)	(Acquiring Fund)

ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Fundamental Growth Fund	Victory Pioneer Fundamental
Principal Investment Risk	(Acquired Fund)	Growth Fund (Acquiring Fund)
Market risk	X	X

Growth style risk	X	X

144

	Pioneer Fundamental Growth Fund	Victory Pioneer Fundamental
Principal Investment Risk	(Acquired Fund)	Growth Fund (Acquiring Fund)
Portfolio selection risk	X	X

ESG risk	X	X

Issuer focus risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Capital gain risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell 1000 Growth Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

145

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	23.54%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.92%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	10.68%	12.79%	12.62%

Return after taxes on distributions	9.29%	10.71%	11.01%

Return after taxes on distributions	7.37%	9.87%	10.10%
and sale of shares
Class C	15.53%	13.32%	12.51%

Class K	17.82%	14.54%	13.73%

Class R	16.98%	13.70%	12.90%

Class Y	17.71%	14.42%	13.61%

S&P 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees, expenses or
taxes)
Russell 1000 Growth Index (reflects	24.51%	14.28%	12.87%
no deduction for fees, expenses or
taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

146

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Fundamental Growth Fund is expected to have the same portfolio managers that manage the Pioneer Fundamental Growth Fund. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Andrew Acheson, Managing Director and Director of Growth, U.S., at Amundi UK (portfolio manager of the fund since 2007)

•Yves Raymond, Senior Vice President of Amundi US (portfolio manager of the fund since 2021)

•David Chamberlain, Senior Vice President of Amundi US (portfolio manager of the fund since 2021)

•Matthew Gormley, Associate Portfolio Manager of Amundi US (associate portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer Fundamental Growth Fund’s portfolio management team.

Reorganization of Pioneer Global Sustainable Equity Fund into Victory Pioneer Global Equity Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Global Sustainable Equity Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Global Equity Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C		Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None		None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)		None	None
147
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Global Sustainable Equity Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.25%	0.24%	0.12%	0.40%	0.24%
Total Annual Fund Operating Expenses ......	1.15%	1.89%	0.77%	1.55%	0.89%
Less: Fee Waiver/Expense Reimbursement(4)...	(0.00)%	(0.00)%	(0.02)%	(0.00)%	(0.14)%
Net Expenses(4) ................................................	1.15%	1.89%	0.75%	1.55%	0.75%

Victory Pioneer Global Equity Fund (Pro Forma)

(Acquiring Fund)

Management Fees	Class A	Class C	Class R6	Class Y
	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees .............	0.25%	1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.27%	0.26%	0.14%	0.26%
Total Annual Fund Operating Expenses .....	1.17%	1.91%	0.79%	0.91%
Fee Waiver/Expense Reimbursement(6) ...........	(0.07)%	(0.06)%	(0.06)%	(0.17)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	1.10%	1.85%	0.73%	0.74%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (i.e., all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation expenses) to the extent required to reduce fund expenses to 1.15%, 2.15%. 0.75%, 1.55% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.10%, 1.85%, 0.73%, and 0.74% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

148

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Global Sustainable Equity	1	3	5	10	1	3	5	10

Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$685	$919	$1,172	$1,892	$685	$919	$1,172	$1,892
Class A...................................................
Class C merging into Acquiring Fund	292	594	1,021	2,212	192	594	1,021	2,212
Class C ...................................................
Class K merging into Acquiring Fund	77	244	426	952	77	244	426	952
Class R6 .................................................
Class R merging into Acquiring Fund	158	490	845	1,845	158	490	845	1,845
Class A...................................................
Class Y merging into Acquiring Fund	77	270	479	1,083	77	270	479	1,083
Class Y...................................................
Victory Pioneer Global Equity Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$681	$905	$1,162	$1,895	$681	$905	$1,162	$1,895
Class C.......................................................	288	582	1,014	2,217	188	582	1,014	2,217
Class R6.....................................................	75	233	420	960	75	233	420	960
Class Y ......................................................	76	237	451	1,070	76	237	451	1,070

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 52% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and have similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Global Sustainable	Victory Pioneer Global Equity
	Equity Fund	Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Normally, the fund invests at least
	80% of its net assets (plus the	80% of its net assets (plus the amount
149
Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund’s principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. The fund may invest in initial public offerings of equity securities.

The investment adviser seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the fund applies ESG criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that adhere to the fund’s ESG criteria.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund’s principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. The fund may invest in initial public offerings of equity securities.

The investment adviser seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices.

Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or

(b)the percentage of the MSCI World NR Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For example, if non-U.S. issuers represent 42% of the MSCI World NR Index, the minimum percentage is 37%, and in that case the fund will normally invest at least 37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the investment adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that

150

Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.

Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI World NR Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For example, if non-U.S. issuers represent 42% of the MSCI World NR Index, the minimum percentage is 37%, and in that case the fund will normally invest at least 37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity

provide exposure to such non-U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

Subject to the fund’s 80% investment policy, the fund may invest up to 20% of its total assets in debt securities, and cash and cash equivalents. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”).

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the

151

Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

Subject to the 80% investment policy, the fund may invest in securities of issuers that do not adhere to the fund’s ESG criteria.

Subject to the fund’s 80% investment policy, the fund may invest up to 20% of its total assets in debt securities, and cash and cash equivalents. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as junk bonds).

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund integrates a top-down view of the global macro-economic landscape with fundamental, bottom

Fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique.

The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund integrates a top-down view of the global macro-economic landscape with fundamental, bottom up, equity analysis. The investment process combines the skill of the Adviser’s macroeconomic analyst and fundamental equity research teams in a rigorous risk adjusted portfolio construction process. Using this investment style, the Adviser seeks to invest in those issuers that have above average potential for sales and earnings growth that are also trading at attractive market valuations. In selecting stocks, the investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The investment adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The investment adviser focuses on the quality and valuation of issuers and securities. The investment adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The investment adviser makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell, the investment adviser considers ESG factors and associated risks along with the other investment-related factors discussed herein. In selecting securities, the investment adviser

152

Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

up, equity analysis. The investment process combines the skill of the adviser’s macroeconomic analyst and fundamental equity research teams in a rigorous risk adjusted portfolio construction process. Using this investment style, and considering ESG factors, the investment adviser seeks to invest in those issuers that have above average potential for sales and earnings growth that are also trading at attractive market valuations. In selecting stocks, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell, the adviser considers ESG factors along with the other investment-related factors discussed herein. In selecting securities, the adviser focuses on companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources. The adviser evaluates ESG-related risks as part of its research recommendations and integrates ESG analysis into its investment process, in addition to assesses companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources.

In addition, the fund does not invest in investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti- personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the fund’s investment adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities, with the exception of thermal coal mining, which has a threshold of 20% of its gross revenues.

The fund’s investment adviser relies on available data from external data providers to assess the extent of a corporate issuer’s involvement in the activities based on these thresholds. Increases in an issuer's involvement may not be reflected immediately in the portfolio due to potential delays in data availability and assessment.

153

Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

excluding investments based on the fund’s ESG criteria. Environmental assessment categories typically include climate change, natural resource use and waste management. Social assessment categories typically include human capital, product safety and social opportunities (social opportunities include access to health care, and nutritional, health-related, financial and educational programs). Governance assessment categories typically include corporate governance, business ethics and government and public policy.

When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The adviser currently obtains third party ESG ratings information from MSCI Inc. MSCI ESG ratings aim to measure a company’s resilience to long-term, financially relevant ESG risks. MSCI identifies material

154

Pioneer Global Sustainable	Victory Pioneer Global Equity
Equity Fund	Fund
(Acquired Fund)	(Acquiring Fund)

risks and opportunities for an industry through a quantitative model that looks at ranges and average values for externalized impacts such as carbon intensity, water intensity, and injury rates. Key issues are assigned to each industry and company and scored. To arrive at a final ESG rating, the weighted average of individual key issue scores is normalized relative to ESG rating industry peers.

ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the fund. Subject to the fund’s 80% policy, the adviser may consider whether an issuer’s ESG policies or practices are improving in making ESG evaluations.

In addition to the fund’s 80% policy, the adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.

155

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and have similar principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Pioneer Global Sustainable Equity
	Fund	Victory Pioneer Global Equity
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

Risks of non-U.S.	X	X
investments
Currency risk	X	X

Style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Small and mid-size	X	X
companies risk
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Market segment risk	X	X

Derivatives risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X
156
Pioneer Global Sustainable Equity
	Fund	Victory Pioneer Global Equity
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Morgan Stanley Capital International (MSCI) World NR Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

Returns	Period Beginning	Period Ending

157

Highest Calendar Quarter	17.33%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-21.30%	01/01/2020 to	3/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	5.07%	10.00%	8.11%
Return after taxes on distributions	2.94%	8.13%	6.71%
Return after taxes on distributions and	3.96%	7.63%	6.26%
sale of shares
Class C	9.65%	10.49%	7.93%
Class K	11.89%	11.78%	9.22%
Class R	10.99%	10.91%	8.40%

Class Y	11.90%	11.78%	9.21%

Morgan Stanley Capital International	17.49%	10.06%	9.23%
(MSCI) All Country World Index
(reflects no deduction for fees,
expenses or taxes)
Morgan Stanley Capital International	18.67%	11.17%	9.95%

(MSCI) World NR Index (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Global Equity Fund is expected to have the same portfolio managers that manage the Pioneer Global Sustainable Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Marco Pirondini, Executive Vice President and Chief Investment Officer, US of Amundi US (lead portfolio manager of the fund since 2010)

•John Peckham, Senior Vice President of Amundi US (portfolio manager of the fund since 2019)

•Brian Chen, Senior Vice President of Amundi US (portfolio manager of the fund since 2019)

•Jeffrey Sacknowitz, Vice President of Amundi US (portfolio manager of the fund since 2022)

•Paul Jackson, Vice President of Amundi US (portfolio manager of the fund since 2022)

See Exhibit D for information about the members of the Victory Pioneer Global Equity Fund’s portfolio management team.

158

Reorganization of Pioneer Global Sustainable Growth Fund into Victory Pioneer Global Growth Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Global Sustainable Growth Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Maximum sales charge (load) when you buy	Fund Class A	Fund Class C	Fund Class Y

shares (as a percentage of offering price) .....	5.75%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)..........................................	None(1)	1.00%	None
Victory Pioneer Global Growth Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering
price) .............................................................	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price .......................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Global Sustainable Growth Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	6.09%	6.04%	6.03%
Total Annual Fund Operating Expenses .....................	6.99%	7.69%	6.68%
Less: Fee Waiver/Expense Reimbursement(4)..................	(5.99)%	(5.94)%	(5.98)%
Net Expenses(4) ...............................................................	1.00%	1.75%	0.70%
Victory Pioneer Global Growth Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class Y
	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees.......................	0.25%	1.00%	0.00%
Other Expenses(5) ...........................................................	6.11%	6.06%	6.05%
Total Annual Fund Operating Expenses ...................	7.01%	7.71%	6.70%
Fee Waiver/Expense Reimbursement(6) .........................	(6.01)%	(5.99)%	(6.00)%
Total Annual Fund Operating Expenses After Fee	1.00%	1.72%	0.70%
	159

Waiver and/or Expense Reimbursement(6) ............

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.00%, 1.72%, and 0.70% of the Fund’s Class A, Class C and Class Y shares. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Global Sustainable Growth	1	3	5	10	1	3	5	10

Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$671	$2,014	$3,305	$6,312	$671	$2,014	$3,305	$6,312
Class A...................................................
Class C merging into Acquiring Fund	278	1,723	3,187	6,515	178	1,723	3,187	6,515
Class C ...................................................
Class Y merging into Acquiring Fund	72	1,442	2,766	5,887	72	1,442	2,766	5,887
Class Y...................................................
Victory Pioneer Global Growth Fund
(Current and Pro Forma)
(Acquiring Fund)
Class A ......................................................	$671	$875	$2,332	$5,725	$671	$875	$2,332	$5,725
Class C.......................................................	275	542	2,195	5,951	175	542	2,195	5,951
Class Y ......................................................	72	224	1,719	5,238	72	224	1,719	5,238

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal

160

year, the Acquired Fund’s portfolio turnover rate was 21% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and have similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Global Sustainable	Victory Pioneer Global Growth
	Growth Fund	Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	The fund invests mainly in equity	The fund invests mainly in equity
	securities of issuers located	securities of issuers located
	throughout the world. The fund may	throughout the world. The fund may
	invest in securities of any market	invest in securities of any market
	capitalization, and in securities in	capitalization, and in securities in any
	any industry or market sector. The	industry or market sector. The fund
	fund may invest up to 20% in	may invest up to 20% in emerging
	emerging markets issuers. The fund	markets issuers. The fund may invest
	may invest in initial public offerings	in initial public offerings of equity
	of equity securities.	securities.
	The investment adviser seeks to	The investment adviser seeks to
	identify companies with sustainable	identify companies with sustainable
	business models, including by	business models, including by
	evaluating environmental, social and	evaluating environmental, social and
	governance (ESG) practices. In	governance (ESG) practices.
	keeping with this focus, the fund	Normally, the fund invests at least a
applies ESG criteria to its
	investments. Under normal	minimum percentage of its net assets
	circumstances, the fund invests at	in issuers located outside of the
	least 80% of its net assets (plus the	United States. The minimum
	amount of borrowings, if any, for	percentage is the lesser of (a) 40% or
	investment purposes) in securities of	(b) the percentage of the MSCI
	issuers that the adviser believes	ACWI Growth Index that is
	adhere to the fund’s ESG criteria.	represented by non-U.S. issuers from
	For purposes of the 80% investment	time to time minus 5 percentage
points. For example, if non-U.S.
	policy, “ESG criteria” is defined as	issuers represent 42% of the MSCI
	the exclusion of investments issued	ACWI Growth Index, the minimum
	by companies significantly involved	percentage is 37% and in that case
	in the production of tobacco	the Fund will normally invest at least
	products and controversial military	37% of its net assets in issuers
	weapons consisting of cluster	located outside of the U.S.
	weapons (a form of air-dropped or	Notwithstanding the foregoing, if the
	ground-launched explosive weapon	minimum percentage determined as
	that releases or ejects smaller	described above is more than 30%,
	submunitions), anti-personnel mines	the minimum percentage may be
	(a form of mine designed to be	reduced to 30% for so long as market
161
Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

detonated by the presence or contact of a human), nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.

Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI ACWI Growth Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For example, if non-U.S. issuers represent 42% of the MSCI ACWI Growth Index, the minimum percentage is 37% and in that case the fund will normally invest at least 37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at conditions for these investments or in specific foreign markets are deemed unfavorable by the investment adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non- U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange- traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

The fund may invest up to 20% of its total assets in debt securities, including up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), and cash and cash equivalents.

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against

162

Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

Subject to the fund’s 80% investment policy, the fund may invest up to 20% of its total assets in debt securities, including up to 5% of its net assets in below investment grade debt securities (known as junk bonds), and cash and cash equivalents.

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The adviser uses a growth approach to select the fund’s investments.

adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The investment adviser uses a growth approach to select the fund’s investments. Using this investment style, and considering ESG factors, the investment adviser seeks to invest in securities of issuers with above average potential for earnings and revenue growth. The investment adviser also considers its views of the global macro-economic landscape and the relative attractiveness of investment in specific countries and regions. In selecting stocks, the investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Among other things, the investment adviser focuses on an issuer’s deployment of capital and return on capital. The investment adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The investment adviser focuses on the quality and valuation of issuers and securities. The investment adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The investment adviser makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell,

163

Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

Using this investment style, and considering ESG factors, the adviser seeks to invest in securities of issuers with above average potential for earnings and revenue growth. The adviser also considers its views of the global macro-economic landscape and the relative attractiveness of investment in specific countries and regions. In selecting stocks, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Among other things, the adviser focuses on an issuer’s deployment of capital and return on capital. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell, the adviser considers ESG factors along with the other investment-related factors discussed herein. In selecting securities, the adviser focuses on companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources. The adviser evaluates ESG-related risks as part of its research recommendations and integrates ESG analysis into its investment process, in addition to the investment adviser considers ESG factors and associated risks along with the other investment- related factors discussed herein. In selecting securities, the investment adviser assesses companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources.

In addition, the fund does not invest in investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti- personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the fund’s investment adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities, with the exception of thermal coal mining, which has a threshold of 20% of its gross revenues.

The fund’s investment adviser relies on available data from external data providers to assess the extent of a corporate issuer’s involvement in the activities based on these thresholds. Increases in an issuer's involvement may not be reflected immediately in the portfolio due to potential delays in data availability and assessment.

164

Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

excluding investments based on the fund’s ESG criteria. Environmental assessment categories typically include climate change, natural resource use and waste management. Social assessment categories typically include human capital, product safety and social opportunities (social opportunities include access to health care, and nutritional, health-related, financial and educational programs). Governance assessment categories typically include corporate governance, business ethics and government and public policy. Under normal circumstances, the adviser applies its ESG analysis to all of the fund’s investments.

When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The adviser currently obtains third party ESG ratings information from MSCI Inc. MSCI ESG ratings aim

165

Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

to measure a company’s resilience to long-term, financially relevant ESG risks. MSCI identifies material risks and opportunities for an industry through a quantitative model that looks at ranges and average values for externalized impacts such as carbon intensity, water intensity, and injury rates. Key issues are assigned to each industry and company and scored. To arrive at a final ESG rating, the weighted average of individual key issue scores is normalized relative to ESG rating industry peers.

ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the fund. Subject to the fund’s 80% policy, the adviser may consider whether an issuer’s ESG policies or practices are improving in making ESG evaluations.

In addition to the fund’s 80% policy, the adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten

166

Pioneer Global Sustainable	Victory Pioneer Global Growth
Growth Fund	Fund
(Acquired Fund)	(Acquiring Fund)

principles of the UN Global Compact, without credible corrective action.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and have similar principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Global Sustainable Growth	Victory Pioneer Global Growth
	Fund	Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Growth style risk	X	X

Risks of non-U.S.	X	X
investments
Currency risk	X	X

Style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Small and mid-size	X	X
companies risk
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Market segment risk	X	X

167

	Pioneer Global Sustainable Growth	Victory Pioneer Global Growth
	Fund	Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Derivatives risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The MSCI All Country World Growth NR Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

168

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	12.52%	10/01/2023 to	12/31/2023
Lowest Calendar Quarter	-13.85%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

		Life of
	1 Year	Fund1
Class A
Return before taxes	4.86%	3.77%

Return after taxes on distributions	4.86%	3.73%

Return after taxes on distributions and sale of shares	2.88%	2.90%

Class C	9.48%	4.66%

Class Y	11.56%	5.74%

MSCI All Country World Index (reflects no deduction for fees,	17.49%	6.46%
expenses or taxes, except foreign withholding taxes)2
MSCI All Country World Growth NR Index (reflects no	24.23%	7.68%
deduction for fees, expenses or taxes)

1Inception date is May 10, 2021.

2Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the MSCI All-Country World Index, which represents the overall international equity markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Global Growth Fund is expected to have the same portfolio managers that manage the Pioneer Global Sustainable Growth Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•John Peckham, Managing Director and Director of Global Equities, US of Amundi US (portfolio manager of the fund since 2021)

169

•Brian Chen, Senior Vice President of Amundi US (portfolio manager of the fund since 2021)

•Jeffrey Sacknowitz, Vice President of Amundi US (portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer Global Sustainable Growth Fund’s portfolio management team.

Reorganization of Pioneer Global Sustainable Value Fund into Victory Pioneer Global Value Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Global Sustainable Value Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Maximum sales charge (load) when you buy	Fund Class A	Fund Class C	Fund Class Y

shares (as a percentage of offering price) .....	5.75%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)..........................................	None(1)	1.00%	None
Victory Pioneer Global Value Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering
price) .............................................................	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price .......................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Global Sustainable Value Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	6.46%	6.41%	6.40%
Total Annual Fund Operating Expenses .....................	7.36%	8.06%	7.05%
Less: Fee Waiver/Expense Reimbursement(4)..................	(6.36)%	(6.31)%	(6.35)%
Net Expenses(4) ...............................................................	1.00%	1.75%	0.70%

Victory Pioneer Global Value Fund (Pro Forma)

(Acquiring Fund)

170

Management Fees	Class A	Class C	Class Y
	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees.......................	0.25%	1.00%	0.00%
Other Expenses(5) ...........................................................	6.48%	6.43%	6.42%
Total Annual Fund Operating Expenses ...................	7.38%	8.08%	7.07%
Fee Waiver/Expense Reimbursement(6) .........................	(6.38)%	(6.37)%	(6.37)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(6) ............	1.00%	1.71%	0.70%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.00%, 1.71%, and 0.70% of the Fund’s Class A, Class C and Class Y shares. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Global Sustainable Value	1	3	5	10	1	3	5	10

Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$671	$2,080	$3,423	$6,514	$671	$2,080	$3,423	$6,514
Class A...................................................
Class C merging into Acquiring Fund	278	1,792	3,308	6,712	178	1,792	3,308	6,712
Class C ...................................................
Class Y merging into Acquiring Fund	72	1,512	2,894	6,109	72	1,512	2,894	6,109
Class Y...................................................
Victory Pioneer Global Value Fund
(Current and Pro Forma)
(Acquiring Fund)
Class A ......................................................	$671	$875	$2,403	$5,915	$671	$875	$2,403	$5,915
		171
Class C.......................................................	274	539	2,265	6,137	174	539	2,265	6,137
Class Y ......................................................	72	224	1,795	5,448	72	224	1,795	5,448

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 57% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and have similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Pioneer Global Sustainable Value
	Fund	Victory Pioneer Global Value Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	The fund invests mainly in equity	The fund invests mainly in equity
	securities of issuers located	securities of issuers located
	throughout the world. The fund may	throughout the world. The fund may
	invest in securities of any market	invest in securities of any market
	capitalization, and in securities in	capitalization, and in securities in any
	any industry or market sector. The	industry or market sector. The fund
	fund may invest up to 20% in	may invest up to 20% in emerging
	emerging markets issuers. The fund	markets issuers. The fund may invest
	may invest in initial public offerings	in initial public offerings of equity
	of equity securities.	securities.
	The investment adviser seeks to	The investment adviser seeks to
	identify companies with sustainable	identify companies with sustainable
	business models, including by	business models, including by
	evaluating environmental, social and	evaluating environmental, social and
	governance (ESG) practices. In	governance (ESG) practices.
	keeping with this focus, the fund	Normally, the fund invests at least a
applies ESG criteria to its
	investments. Under normal	minimum percentage of its net assets
	circumstances, the fund invests at	in issuers located outside of the
	least 80% of its net assets (plus the	United States. The minimum
	amount of borrowings, if any, for	percentage is the lesser of (a) 40% or
	investment purposes) in securities of	(b) the percentage of the MSCI
	issuers that the adviser believes	ACWI Value Index that is
	adhere to the fund’s ESG criteria.	represented by non-U.S. issuers from
	For purposes of the 80% investment	time to time minus 5 percentage
points. For example, if non-U.S.
	policy, “ESG criteria” is defined as	issuers represent 42% of the MSCI
	the exclusion of investments issued	ACWI Value Index, the minimum
	by companies significantly involved	percentage is 37% and in that case
	in the production of tobacco	the fund will normally invest at least
172
Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)

products and controversial military weapons consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.

Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI ACWI Value Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For example, if non-U.S. issuers represent 42% of the MSCI ACWI Value Index, the minimum percentage is 37% and in that case the fund will normally invest at least 37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country

37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the investment adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non- U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange- traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

The fund may invest up to 20% of its total assets in debt securities, including up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), and cash and cash equivalents.

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing

173

Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)

outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.

For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.

Subject to the fund’s 80% investment policy, the fund may invest up to 20% of its total assets in debt securities, including up to 5% of its net assets in below investment grade debt securities (known as junk bonds), and cash and cash equivalents.

The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The investment adviser uses a value approach to select the Fund’s investments. Using this investment style the investment adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The investment adviser also considers its views of the global macro-economic landscape and the relative attractiveness of investment in specific countries and regions. In selecting stocks, the investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The investment adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The investment adviser focuses on the quality and valuation of issuers and securities. The investment adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The investment adviser makes that

174

Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)

may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The adviser uses a value approach to select the fund’s investments. Using this investment style, and considering ESG factors, the adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser also considers its views of the global macro-economic landscape and the relative attractiveness of investment in specific countries and regions. In selecting stocks, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell, the adviser considers ESG factors along with the other investment-related factors discussed herein. In selecting securities, the adviser focuses on companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of determination based upon the same criteria it uses to select portfolio securities.

In selecting securities to buy and sell, the investment adviser considers ESG factors and associated risks along with the other investment-related factors discussed herein. In selecting securities, the Adviser assesses companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources.

In addition, the fund does not invest in investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti- personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the fund’s investment adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities, with the exception of thermal coal mining, which has a threshold of 20% of its gross revenues.

The fund’s investment adviser relies on available data from external data providers to assess the extent of a corporate issuer’s involvement in the activities based on these thresholds. Increases in an issuer's involvement may not be reflected immediately in

175

Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)
resources. The adviser evaluates	the portfolio due to potential delays
ESG-related risks as part of its	in data availability and assessment.
research recommendations and
integrates ESG analysis into its
investment process, in addition to
excluding investments based on the
fund’s ESG criteria. Environmental
assessment categories typically
include climate change, natural
resource use and waste
management. Social assessment
categories typically include human
capital, product safety and social
opportunities (social opportunities
include access to health care, and
nutritional, health-related, financial
and educational programs).
Governance assessment categories
typically include corporate
governance, business ethics and
government and public policy.
Under normal circumstances, the
adviser applies its ESG analysis to
all of the fund’s investments.
When evaluating an issuer as an
investment opportunity, the adviser
considers ESG information in the
context of the issuer’s respective
sector or industry. In addition to
making its own ESG evaluations,
the adviser considers ESG ratings
(where available) provided by third
parties or internal sources. The
adviser considers these ratings as
part of the investment decision
making process, including in
seeking to avoid investing in
companies that present the most
ESG risk, as indicated by the
ratings, which may impact the
issuer’s ability to generate long-term
value for its shareholders. When
selecting investments, the adviser
generally does not consider as
eligible investments those
companies that, in the judgment of
the adviser, have lower ESG ratings,
relative to other companies both
within the relevant industry and
within the applicable universe of
companies, subject to exception
where one or more ratings, in the
176
Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)

judgment of the adviser, do not reflect a company’s ESG attributes. The adviser currently obtains third party ESG ratings information from MSCI Inc. MSCI ESG ratings aim to measure a company’s resilience to long-term, financially relevant ESG risks. MSCI identifies material risks and opportunities for an industry through a quantitative model that looks at ranges and average values for externalized impacts such as carbon intensity, water intensity, and injury rates. Key issues are assigned to each industry and company and scored. To arrive at a final ESG rating, the weighted average of individual key issue scores is normalized relative to ESG rating industry peers.

ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the fund. Subject to the fund’s 80% policy, the adviser may consider whether an issuer’s ESG policies or practices are improving in making ESG evaluations.

In addition to the fund’s 80% policy, the adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal

177

Pioneer Global Sustainable Value
Fund	Victory Pioneer Global Value Fund
(Acquired Fund)	(Acquiring Fund)

coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and have similar principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Pioneer Global Sustainable Value
	Fund	Victory Global Value Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Risks of non-U.S.	X	X
investments
Currency risk	X	X

Style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Small and mid-size	X	X
companies risk
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
178
Pioneer Global Sustainable Value
	Fund	Victory Global Value Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Debt securities risk	X	X

Market segment risk	X	X

Derivatives risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The MSCI All Country World Value NR Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

179

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	16.96%	10/01/2022 to	12/31/2022
Lowest Calendar Quarter	-9.99%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	Life of
		Fund1
Class A
Return before taxes	8.62%	5.46%

Return after taxes on distributions	6.82%	4.64%

Return after taxes on distributions and sale of shares	6.35%	4.22%

Class C	13.37%	6.40%

Class Y	15.55%	7.48%

MSCI All Country World Index (reflects no deduction for fees,	17.49%	6.46%
expenses or taxes, except foreign withholding taxes)2
MSCI All Country World Value NR Index (reflects no	10.76%	4.79%
deduction for fees, expenses or taxes)

1Inception date is May 10, 2021.

2Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the MSCI All-Country World Index, which represents the overall international equity markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Global Value Fund is expected to have the same portfolio managers that manage the Pioneer Global Sustainable Value Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•John Peckham, Managing Director and Director of Global Equities, US of Amundi US (portfolio manager of the fund since 2021)

180

•Brian Chen, Senior Vice President of Amundi US (portfolio manager of the fund since 2021)

•Jeffrey Sacknowitz, Vice President of Amundi US (portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer Global Sustainable Value Fund’s portfolio management team.

Reorganization of Pioneer High Income Municipal Fund into Victory Pioneer High Income Municipal Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Pioneer High Income Municipal Fund (Current)
(Acquired Fund)
	Class A		Class Y
	merging into	Class C	merging into
	Acquiring	merging into	Acquiring
	Fund Class	Acquiring	Fund Class Y
Maximum sales charge (load) when you buy	A	Fund Class C

shares (as a percentage of offering price) ......	4.50%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	1.00%	None
Victory Pioneer High Income Municipal Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering
price) ..............................................................	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer High Income Municipal Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	0.14%	0.16%	0.22%
Total Annual Fund Operating Expenses .....................	0.87%	1.64%	0.70%
Less: Fee Waiver/Expense Reimbursement(4)..................	(0.05)%	(0.05)%	(0.15)%
Net Expenses(4) ...............................................................	0.82%	1.59%	0.55%

181

Victory Pioneer High Income Municipal Fund (Pro Forma)

(Acquiring Fund)

Management Fees	Class A	Class C	Class Y
	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees.......................	0.25%	1.00%	0.00%
Other Expenses(5) ...........................................................	0.16%	0.18%	0.24%
Total Annual Fund Operating Expenses ...................	0.89%	1.66%	0.72%
Fee Waiver/Expense Reimbursement(6) .........................	(0.07)%	(0.07)%	(0.17)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(6) ............	0.82%	1.59%	0.55%

(1)Class A purchases of $250,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.82%, 1.59%, and 0.55% of the Fund’s Class A, Class C and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer High Income Municipal Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$530	$710	$906	$1,470	$530	$710	$906	$1,470
Class A...................................................
Class C merging into Acquiring Fund	262	512	887	1,939	162	512	887	1,939
Class C ...................................................
Class Y merging into Acquiring Fund	56	209	375	856	56	209	375	856
Class Y...................................................
		182

Victory Pioneer High Income

Municipal Fund (Current

and Pro Forma) (Acquiring Fund)

Class A ......................................................	$307	$481	$686	$1,276	$307	$481	$686	$1,276
Class C.......................................................	262	502	881	1,947	162	502	881	1,947
Class Y ......................................................	56	176	347	844	56	176	347	844

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 30% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer High Income Municipal	Victory Pioneer High Income
	Fund	Municipal Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Maximize total return through a	Same
combination of income that is
exempt from regular federal income
tax, and capital appreciation.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in debt
securities and other obligations
issued by or on behalf of states,
counties, municipalities, territories
and possessions of the United States
and the District of Columbia and
their authorities, political
subdivisions, agencies and
instrumentalities, the interest on
which is exempt from regular
federal income tax (municipal
securities). Derivative instruments
that provide exposure to municipal
securities or have similar economic
characteristics may be used to
satisfy the fund’s 80% policy.
Municipal securities are generally
issued to finance public works such
as airports, bridges, highways,
housing, hospitals, mass
transportation projects, schools and
183
Pioneer High Income Municipal	Victory Pioneer High Income
Fund	Municipal Fund
(Acquired Fund)	(Acquiring Fund)

water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.

The fund may invest in municipal securities of any maturity. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The fund may invest 25% or more of its assets in issuers in any one or more states or in the same economic sector or similar project type (such as projects relating to health care, education, transportation, and utilities).

The fund primarily invests in “high yield” municipal obligations. “High yield” municipal obligations are commonly referred to as “junk bonds” and are considered speculative. For this purpose, “high yield” municipal obligations are municipal obligations rated at the time of purchase Ba or lower by Moody’s Investors Service, Inc. or

BBor lower by Standard and Poor’s Ratings Group or unrated securities determined by the adviser to be of comparable credit quality. The fund may invest in securities in any rating category, including those in default, and in debtor-in-possession financings.

Interest income from certain types of municipal obligations in which the fund may invest generally may

184

Pioneer High Income Municipal	Victory Pioneer High Income
Fund	Municipal Fund
(Acquired Fund)	(Acquiring Fund)

be subject to the federal alternative minimum tax (the AMT). The fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.

The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The fund may, but is not required to, use derivatives, such as synthetic municipal securities, inverse floating rate obligations and credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund also may invest in subordinated securities, asset- backed securities of any rating, including collateralized debt obligations, and may hold cash or other short-term investments. The fund’s investments may include mortgage-backed instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument)

185

Pioneer High Income Municipal	Victory Pioneer High Income
Fund	Municipal Fund
(Acquired Fund)	(Acquiring Fund)

or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund may invest up to 20% of its net assets in inverse floating rate obligations.

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds), commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

The adviser considers both broad economic factors and issuer specific factors in selecting investments. In assessing the appropriate maturity and rating weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and issuer diversification.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment

186

objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer High Income Municipal Fund	Victory Pioneer High Income
Principal Investment Risk	(Acquired Fund)	Municipal Fund (Acquiring Fund)
Market risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

High yield or “junk” bond	X	X
risk
Portfolio selection risk	X	X

Municipal securities risk	X	X

Debtor-in-possession	X	X
financings risk
Taxable investment risk	X	X

Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of subordinated	X	X
securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Synthetic municipal	X	X
securities risk
Risks of investing in inverse	X	X
floating rate obligations
Credit default swap risk	X	X

187
	Pioneer High Income Municipal Fund	Victory Pioneer High Income
Principal Investment Risk	(Acquired Fund)	Municipal Fund (Acquiring Fund)
Leveraging risk	X	X

Repurchase agreement risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Bloomberg High Yield Municipal Bond Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

188

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	7.62%	10/01/2023 to	12/31/2023
Lowest Calendar Quarter	-6.71%	01/01/2022 to	03/31/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	0.59%	-0.43%	2.52%
Return after taxes on distributions	0.52%	-0.47%	2.48%
Return after taxes on distributions and	2.13%	0.55%	2.93%
sale of shares
Class C	3.48%	-0.26%	2.23%
Class Y	5.57%	0.75%	3.23%
Bloomberg Municipal Bond Index	1.05%	0.99%	2.25%
(reflects no deduction for fees,
expenses or taxes)1
Bloomberg High Yield Municipal Bond	6.32%	2.66%	4.28%

Index (reflects no deduction for fees, expenses or taxes)

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg Municipal Bond Index, which represents the municipal tax-exempt investment grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer High Income Municipal Fund is expected to have the same portfolio managers that manage the Pioneer High Income Municipal Fund. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•John (Jake) Crosby van Roden III, Managing Director and Director of Municipals, US of Amundi US (portfolio manager of the fund since February 2024)

•Prakash Vadlamani, Senior Vice President, Associate Portfolio Manager and Senior Credit Analyst at Amundi US (portfolio manager of the fund since February 2024)

See Exhibit D for information about the members of the Victory Pioneer High Income Municipal Fund’s portfolio management team.

Reorganization of Pioneer High Yield Fund into Victory Pioneer High Yield Fund

Comparison of Current and Pro Forma Expenses

189

Shareholder Fees (fees paid directly from your investment)

Pioneer High Yield Fund (Current)

(Acquired Fund)

	Class A	Class C	Class R	Class Y
	merging	merging	merging	merging
	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	A	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None
Victory Pioneer High Yield Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A		Class C	Class Y

Imposed on Purchases (as a
percentage of offering price)................	2.25%		None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)		1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer High Yield Fund (Current)

(Acquired Fund)

	Class A	Class C	Class R	Class Y
	merging	merging	merging	merging
	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class A	Class Y
	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.50%	0.00%
Other Expenses.................................................	0.24%	0.24%	0.37%	0.21%
Total Annual Fund Operating Expenses ......	1.18%	1.93%	1.56%	0.90%
Less: Fee Waiver/Expense Reimbursement(4)...	(0.08)%	(0.00)%	(0.00)%	(0.05)%
Net Expenses(4) ................................................	1.10%	1.93%	1.56%	0.85%
Victory Pioneer High Yield Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A		Class C	Class Y
		0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees .............		0.25%	1.00%	0.00%
Other Expenses(5) .............................................		0.26%	0.26%	0.23%
	190
Total Annual Fund Operating Expenses .....	1.20%	1.95%	0.92%
Fee Waiver/Expense Reimbursement(6) ...........	(0.10)%	(0.02)%	(0.07)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	1.10%	1.93%	0.85%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.10%, 1.93%, and 0.85% of the Fund’s Class A, Class C and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer High Yield Fund (Current)	1	3	5	10	1	3	5	10

(Acquired Fund)
Class A merging into Acquiring Fund	$557	$800	$1,062	$1,811	$557	$800	$1,062	$1,811
Class A...................................................
Class C merging into Acquiring Fund	296	606	1,042	2,254	196	606	1,042	2,254
Class C ...................................................
Class R merging into Acquiring Fund	159	493	850	1,856	159	493	850	1,856
Class A...................................................
Class Y merging into Acquiring Fund	87	282	494	1,103	87	282	494	1,103
Class Y...................................................
Victory Pioneer High Yield Fund (Pro
Forma) (Acquiring Fund)
Class A ......................................................	$335	$567	$840	$1,619	$335	$567	$840	$1,619
Class C.......................................................	296	606	1,046	2,270	196	606	1,046	2,270
Class Y ......................................................	87	271	488	1,111	87	271	488	1,111
		191

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 60% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. The Acquired Fund’s investment objective is “fundamental,” which means that it may not be changed by the Acquired Fund’s Board of Trustees without the approval of Acquired Fund shareholders. The Acquiring Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Fund’s Board of Trustees without the approval of Acquiring Fund shareholders.

	Pioneer High Yield Fund	Victory Pioneer High Yield Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Maximize total return through a	Same
combination of income and capital
appreciation.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in below
investment grade (high yield) debt
securities and preferred stocks.
Derivative instruments that provide
exposure to such high yield debt
securities and preferred stock or
have similar economic
characteristics may be used to
satisfy the fund’s 80% policy. Debt
securities rated below investment
grade are commonly referred to as
“junk bonds” and are considered
speculative. The fund may invest in
high yield securities of any rating,
including securities where the issuer
is in default or bankruptcy at the
time of purchase.
The fund invests in securities of any
maturity. The maturity of a fixed
income security is a measure of the
time remaining until final payment
on the security is due. The fund’s
investments may have fixed or
variable principal payments and all
types of interest rate and dividend
payment and reset terms, including
fixed rate, adjustable rate, floating
rate, zero coupon, contingent,
deferred, payment in kind and
auction rate features.
192
Pioneer High Yield Fund	Victory Pioneer High Yield Fund
(Acquired Fund)	(Acquiring Fund)

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock and other equity investments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest up to 15% of its total assets in securities of non- U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including commercial mortgage- backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

193

Pioneer High Yield Fund	Victory Pioneer High Yield Fund
(Acquired Fund)	(Acquiring Fund)

The fund also may invest a portion of its assets in floating rate loans, subordinated debt securities, municipal securities and insurance- linked securities. The fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities.

The fund may, but is not required to, use derivatives such as credit default swaps, credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values.

The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings

194

Pioneer High Yield Fund	Victory Pioneer High Yield Fund
(Acquired Fund)	(Acquiring Fund)

growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security’s potential to provide income.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

195

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have similar investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Principal Investment Risk	Pioneer High Yield Fund	Victory Pioneer High Yield Fund
	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

High yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
196
	Pioneer High Yield Fund	Victory Pioneer High Yield Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Risks of non-U.S.	X	X
investments
Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of warrants and rights	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The ICE BofA U.S. High Yield Index and ICE BofA All Convertible Speculative Quality Index are provided to show how the Acquired Fund’s performance compares with the returns of indices of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets of Third Avenue High Yield Fund on February 25, 2000.

197

The performance of Class A, Class C and Class Y shares of the Acquired Fund includes the net asset value performance of the Third Avenue High Yield Fund’s single class of shares, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the Third Avenue High Yield Fund.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.83%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.10%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	3.47%	2.11%	3.65%

Return after taxes on distributions	1.05%	0.05%	1.52%

Return after taxes on distributions and	2.01%	0.68%	1.82%
sale of shares
Class C†	6.42%	2.23%	3.33%
Class R	7.71%	2.55%	3.68%

Class Y	8.58%	3.32%	4.41%

Bloomberg US Aggregate Bond Index	1.25%	-2.41%	1.35%
(reflects no deduction for fees,
expenses or taxes)1
ICE BofA U.S. High Yield Index	8.20%	4.04%	5.08%
(reflects no deduction for fees,
expenses or taxes)
ICE BofA All Convertibles Speculative	10.10%	17.23%	12.44%

Quality Index (reflects no deduction for
fees, expenses or taxes)
			198

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer High Yield Fund is expected to have the same portfolio managers that manage the Pioneer High Yield Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Andrew Feltus, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2007)

•Matthew Shulkin, Senior Vice President of Amundi US (portfolio manager of the fund since 2017)

•Kenneth Monaghan, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2019)

See Exhibit D for information about the members of the Victory Pioneer High Yield Fund’s portfolio management team.

Reorganization of Pioneer International Equity Fund into Victory Pioneer International Equity Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer International Equity Fund (Current)

(Acquired Fund)

	Class A		Class K	Class Y
	merging into	Class C	merging into	merging into
	Acquiring	merging into	Acquiring	Acquiring
	Fund Class	Acquiring	Fund Class	Fund Class Y
Maximum sales charge (load) when you buy	A	Fund Class C	R6

shares (as a percentage of offering price) ......	5.75%	None	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	1.00%	None	None
Victory Pioneer International Equity Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class R6	Class Y

Purchases (as a percentage of offering
price) ..............................................................	5.75%	None	None	None
	199
Maximum Deferred Sales Charge (Load) (as	Class A	Class C	Class R6	Class Y

a percentage of the lower of purchase or
sale price ........................................................	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer International Equity Fund (Current)

(Acquired Fund)(4)

			Class K
	Class A	Class C	merging into	Class Y
	merging into	merging into	Acquiring	merging into
	Acquiring	Acquiring	Fund Class	Acquiring
	Fund Class A	Fund Class C	R6	Fund Class Y
..............................................Management Fees		0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees ...............	0.25%	1.00%	0.00%	0.00%
Other Expenses..................................................	0.26%	0.22%	0.12%	0.25%
Total Annual Fund Operating Expenses .......	1.16%	1.87%	0.77%	0.90%
Less: Fee Waiver/Expense Reimbursement(5)....	(0.01)%	(0.00)%	(0.02)%	(0.15)%
Net Expenses ....................................................	1.15%	1.87%	0.75%	0.75%
Victory Pioneer International Equity Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class Y
	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees .............	0.25%	1.00%	0.00%	0.00%
Other Expenses(6) .............................................	0.28%	0.24%	0.14%	0.27%
Total Annual Fund Operating Expenses(7) ..	1.18%	1.89%	0.79%	0.92%
Fee Waiver/Expense Reimbursement(7) ...........	(0.06)%	(0.06)%	(0.06)%	(0.18)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement (7) ......................................	1.12%	1.83%	0.73%	0.74%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses plus acquired fund fees and expenses reflected in the Acquired Fund’s currently effective prospectus dated April 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSR filing of the Acquired Fund for the fiscal year ended November 30, 2024.

(5)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (i.e., all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation expenses) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through April 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(6)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(7)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net

200

expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of November 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.12%, 1.83%, 0.73% and 0.74% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer International Equity Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$685	$919	$1,174	$1,900	$685	$919	$1,174	$1,900
Class A...................................................
Class C merging into Acquiring Fund	290	588	1,011	2,190	190	588	1,011	2,190
Class C ...................................................
Class K merging into Acquiring Fund	77	240	422	948	77	240	422	948
Class R6 .................................................
Class Y merging into Acquiring Fund	77	240	452	1,064	77	240	452	1,064
Class Y...................................................
Victory Pioneer International Equity
Fund (Current
and Pro Forma) (Acquiring Fund)
Class A ......................................................	$683	$911	$1,169	$1,909	$683	$911	$1,169	$1,909
Class C.......................................................	286	576	1,004	2,196	186	576	1,004	2,196
Class R6.....................................................	75	233	420	960	75	233	420	960
Class Y ......................................................	76	237	454	1,079	76	237	454	1,079

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 37% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

201

	Pioneer International Equity	Victory Pioneer International
	Fund	Equity Fund
	(Acquired Fund)	(Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in equity
securities of non-U.S. issuers. These
issuers may be located in both
developed and emerging markets.
Under normal circumstances, the
fund’s assets will be invested in
securities of companies domiciled in
at least three different foreign
countries. Generally, the fund’s
investments in any country are
limited to 25% or less of its total
assets. However, from time to time,
the fund may invest more than 25%
of its assets in issuers organized in
Japan or the United Kingdom or in
securities quoted or denominated in
the Japanese yen, the British pound
and the euro.
The fund may invest without
limitation in securities of emerging
market issuers, but generally will
not invest more than 25% of its total
assets in securities of issuers located
in any one emerging market
country. The fund considers
emerging market issuers to include
issuers organized under the laws of
an emerging market country, issuers
with a principal office in an
emerging market country, issuers
that derive at least 50% of their
gross revenues or profits from goods
or services produced in emerging
markets or sales made in emerging
markets, and emerging market
governmental issuers. Emerging
markets generally will include, but
not be limited to, countries included
in the Morgan Stanley Capital
International (MSCI) Emerging +
Frontier Markets Index.
For purposes of the fund’s
investment policies, equity
securities include common stocks
and other equity instruments, such
as securities of other investment
companies (including mutual funds,
exchange-traded funds and closed-
202
Pioneer International Equity	Victory Pioneer International
Fund	Equity Fund
(Acquired Fund)	(Acquiring Fund)

end funds) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may invest in initial public offerings of equity securities. The fund may also purchase and sell forward foreign currency exchange contracts in non- U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.

The fund’s investment adviser uses a value approach to select the fund’s investments. The adviser seeks to identify securities that are selling at

203

Pioneer International Equity	Victory Pioneer International
Fund	Equity Fund
(Acquired Fund)	(Acquiring Fund)

reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the security’s market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG

204

Pioneer International Equity	Victory Pioneer International
Fund	Equity Fund
(Acquired Fund)	(Acquiring Fund)

considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer International Equity Fund	Victory Pioneer International
Principal Investment Risk	(Acquired Fund)	Equity Fund (Acquiring Fund)
Market risk	X	X

Risks of non-U.S.	X	X
investments
Geographic focus risk	X	X

Currency risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Small and mid-size	X	X
companies risk
Risks of investments in real	X	X
estate related securities
205
	Pioneer International Equity Fund	Victory Pioneer International
Principal Investment Risk	(Acquired Fund)	Equity Fund (Acquiring Fund)
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of convertible	X	X
securities
Market segment risk	X	X

Derivatives risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund. The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

206

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	17.51%	10/01/2022 to	12/31/2022
Lowest Calendar Quarter	-22.55%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

		5 Years
	1 Year	(or Life of	10 Years
		Class)
Class A
Return before taxes	-1.77%	5.23%	4.91%

Return after taxes on distributions	-1.98%	4.43%	4.31%

Return after taxes on distributions and	-0.54%	4.19%	3.99%
sale of shares
Class C†	2.50%	5.69%	4.68%
Class K	4.63%	4.69%2	4.69%

Class Y	4.62%	6.95%	5.97%

Morgan Stanley Capital International	5.53%	4.10%	4.80%

(MSCI) All Country World (ACWI)
ex US Index (reflects no deduction for
fees, expenses or taxes)1
Morgan Stanley Capital International	3.82%	4.73%	5.20%

(MSCI) Europe, Australasia and Far East (EAFE) NR Index (reflects no deduction for fees, expenses or taxes)2

1

2

Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Inception date is June 6, 2022.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

207

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer International Equity Fund is expected to have the same portfolio managers that manage the Pioneer International Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Marco Pirondini, Executive Vice President and Chief Investment Officer, US of Amundi US (portfolio manager of the fund since 2010)

•Brian Chen, Senior Vice President of Amundi US (portfolio manager of the fund since 2019)

•Jeffrey Sacknowitz, Vice President of Amundi US (portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer International Equity Fund’s portfolio management team.

Reorganization of Pioneer Intrinsic Value Fund into Victory Pioneer Intrinsic Value Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Intrinsic Value Fund (Current)

(Acquired Fund)

	Class A merging	Class C merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Maximum sales charge (load) when you buy	Fund Class A	Fund Class C	Fund Class Y

shares (as a percentage of offering price) .....	5.75%	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)..........................................	None(1)	1.00%	None
Victory Pioneer Intrinsic Value Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class C	Class Y

Purchases (as a percentage of offering
price) .............................................................	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price .......................................................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Intrinsic Value Fund (Current)

(Acquired Fund)

Class A merging	Class C merging	Class Y merging
into Acquiring	into Acquiring	into Acquiring
208
Management Fees	Fund Class A	Fund Class C	Fund Class Y
	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees .............................	0.25%	1.00%	0.00%
Other Expenses................................................................	9.10%	9.08%	9.04%
Total Annual Fund Operating Expenses .....................	9.80%	10.53%	9.49%
Less: Fee Waiver/Expense Reimbursement(4)..................	(8.95)%	(8.93)%	(8.94)%
Net Expenses(4) ...............................................................	0.85%	1.60%	0.55%
Victory Pioneer Intrinsic Value Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class Y
	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees ...........................	0.25%	1.00%	0.00%
Other Expenses(5) ...........................................................	9.12%	9.10%	9.06%
Total Annual Fund Operating Expenses ...................	9.82%	10.55%	9.51%
Fee Waiver/Expense Reimbursement(6) .........................	(8.97)%	(8.95)%	(8.96)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(6) ............	0.85%	1.60%	0.55%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.85%, 1.60%, and 0.55% of the Fund’s Class A, Class C and Class Y shares. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

209

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Intrinsic Value Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$657	$2,489	$4,150	$7,654	$657	$2,489	$4,150	$7,654
Class A...................................................
Class C merging into Acquiring Fund	263	2,222	4,059	7,834	163	2,222	4,059	7,834
Class C ...................................................
Class Y merging into Acquiring Fund	56	1,951	3,679	7,364	56	1,951	3,679	7,364
Class Y...................................................
Victory Pioneer Intrinsic Value Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$657	$831	$2,822	$7,020	$657	$831	$2,822	$7,020
Class C.......................................................	263	505	2,710	7,237	163	505	2,710	7,237
Class Y ......................................................	56	176	2,247	6,660	56	176	2,247	6,660

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 90% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in equity
securities of U.S. issuers. Equity
securities in which the fund may
invest include common stocks,
preferred stocks, securities of other
investment companies (including
mutual funds, exchange-traded
funds and closed-end funds) that
invest primarily in equity securities
and equity interests in real estate
investment trusts (REITs). The
remainder of the fund may be
210
Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
(Acquired Fund)	Fund (Acquiring Fund)

invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in securities of non- U.S. issuers, including depositary receipts. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as junk bonds). The fund may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select the fund’s investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then

211

Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
(Acquired Fund)	Fund (Acquiring Fund)

holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in

212

Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
(Acquired Fund)	Fund (Acquiring Fund)

companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Income producing securities	X	X
risk
Large capitalization	X	X
companies risk
Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Debt securities risk	X	X

213
	Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
High yield or “junk” bond	X	X
risk
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to one or more broad measures of market performance. The Russell 1000 Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

214

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	15.71%	10/01/2022 to	12/31/2022
Lowest Calendar Quarter	-11.11%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

		Life of
	1 Year	Fund1
Class A
Return before taxes	8.88%	5.72%

Return after taxes on distributions	6.20%	4.66%

Return after taxes on distributions and sale of shares	6.60%	4.29%

Class C	13.65%	6.63%

Class Y	15.89%	7.75%

S&P 500 Index (reflects no deduction for fees, expenses or	25.02%	11.11%
taxes)2
Russell 1000 Value Index (reflects no deduction for fees,	14.37%	6.08%
expenses or taxes)

1Inception date is May 10, 2021.

2Per new regulatory requirements, the Fund’s regulatory broad-based securities market index is the S&P 500® Index, which represents 500 of the largest companies listed on stock exchange in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Intrinsic Value Fund is expected to have the same portfolio managers that manage the Pioneer Intrinsic Value Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

215

•Sammi Truong, Vice President of Amundi US (portfolio manager of the fund since 2021)

•John Arege, Vice President of Amundi US (portfolio manager of the fund since February 2024)

See Exhibit D for information about the members of the Victory Pioneer Intrinsic Value Fund’s portfolio management team.

Reorganization of Pioneer Mid Cap Value Fund into Victory Pioneer Mid Cap Value Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Mid Cap Value Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Mid Cap Value Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C		Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None		None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Mid Cap Value Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
216
Other Expenses.................................................	0.16%	0.24%	0.12%	0.35%	0.21%
Total Annual Fund Operating Expenses ......	1.17%	2.00%	0.88%	1.61%	0.97%
Victory Pioneer Mid Cap Value Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6		Class Y
	0.76%	0.76%		0.76%	0.76%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%		0.00%	0.00%
Other Expenses(4) .............................................	0.18%	0.26%		0.14%	0.23%
Total Annual Fund Operating Expenses .....	1.19%	2.02%		0.90%	0.99%
Fee Waiver/Expense Reimbursement(5) ...........	(0.02)%	(0.02)%		(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(5) .......................................	1.17%	2.00%		0.88%	0.97%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(5)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of October 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.17%, 2.00%, 0.88%, and 0.97% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Mid Cap Value Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$687	$925	$1,182	$1,914	$687	$925	$1,182	$1,914
Class A...................................................
Class C merging into Acquiring Fund	303	627	1,078	2,327	203	627	1,078	2,327
Class C ...................................................
Class K merging into Acquiring Fund	90	281	488	1,084	90	281	488	1,084
Class R6 .................................................
Class R merging into Acquiring Fund	164	508	876	1,911	164	508	876	1,911
Class A...................................................
Class Y merging into Acquiring Fund	99	309	536	1,190	99	309	536	1,190
		217
Class Y...................................................
Victory Pioneer Mid Cap Value Fund
(Pro Forma) (Acquiring Fund)
Class A ......................................................	$687	$925	$1,186	$1,930	$687	$925	$1,186	$1,930
Class C.......................................................	306	627	1,082	2,343	206	627	1,082	2,343
Class R6.....................................................	90	281	492	1,102	90	281	492	1,102
Class Y ......................................................	99	309	541	1,207	99	309	541	1,207

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 33% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	Capital appreciation by investing in	Same
a diversified portfolio of securities
consisting primarily of common
stocks.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in equity
securities of mid-size companies.
Mid-size companies are those with
market values, at the time of
investment, that do not exceed the
greater of the market capitalization
of the largest company within the
Russell Midcap Value Index
($73.29 billion as of December 31,
2023) or the 3-year rolling average
of the market capitalization of the
largest company within the Russell
Midcap Value Index ($52.6 billion
as of December 31, 2023), as
measured at the end of the preceding
month, and are not less than the
smallest company within the index.
The Russell Midcap Value Index
measures the performance of U.S.
mid-cap value stocks. The size of
the companies in the index changes
constantly with market conditions
and the composition of the index.
218
Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
(Acquired Fund)	Fund (Acquiring Fund)

The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The fund may invest in initial public offerings of equity securities.

The fund may invest up to 25% of its total assets in securities of non- U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or

219

Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
(Acquired Fund)	Fund (Acquiring Fund)

other short-term investments.

The fund uses a “value” style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers.

220

Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
(Acquired Fund)	Fund (Acquiring Fund)

ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

Mid-size companies risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
221
	Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of warrants and rights	X	X

Debt securities risk	X	X

Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell Midcap Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Acquired Fund began focusing on mid-cap securities during 1999.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

222

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	16.77%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-29.25%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	4.12%	7.72%	6.24%

Return after taxes on distributions	2.06%	5.66%	4.35%

Return after taxes on distributions	4.07%	5.88%	4.62%
and sale of shares
Class C†	8.69%	8.10%	5.98%
Class K	10.83%	9.35%	7.23%

Class R	10.02%	8.56%	6.44%

Class Y	10.73%	9.26%	7.14%

S&P 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees, expenses or
taxes)1
Russell Midcap Value Index	13.07%	8.59%	8.10%
(reflects no deduction for fees,
expenses or taxes)

1Per new regulatory requirements, the Fund’s regulatory broad-based securities market index is the S&P 500® Index, which represents 500 of the largest companies listed on stock exchange in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

223

Comparison of Portfolio Management Team

The Victory Pioneer Mid Cap Value Fund is expected to have the same portfolio managers that manage the Pioneer Mid Cap Value Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Timothy P. Stanish, Managing Director, Director of Mid Cap Equities, US of Amundi US (lead portfolio manager) (portfolio manager of the fund since 2018)

•John Arege, Vice President of Amundi US (portfolio manager of the fund since February 2022)

See Exhibit D for information about the members of the Victory Pioneer Mid Cap Value Fund’s portfolio management team.

Reorganization of Pioneer Multi-Asset Income Fund into Victory Pioneer Multi-Asset Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Multi-Asset Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Multi-Asset Income Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C		Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	2.25%	None		None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Multi-Asset Income Fund (Current)

(Acquired Fund)

Class A	Class C	Class K	Class R	Class Y
merging	merging	merging	merging	merging
into	into	into	into	into
224
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.11%	0.13%	0.07%	0.19%	0.17%
Acquired Fund Fees and Expenses(4) ................	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses
Plus Acquired Fund Fees and Expenses(4) ....	0.85%	1.62%	0.56%	1.18%	0.66%
Victory Pioneer Multi-Asset Income Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C		Class R6	Class Y
	0.47%	0.47%		0.47%	0.47%
Distribution and/or Service (12b-1) Fees.........	0.25%		1.00%	0.00%	0.00%
Other Expenses(5) .............................................	0.13%		0.15%	0.09%	0.19%
Acquired Fund Fees and Expenses(6) ...............	0.02%		0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses .....	0.87%		1.64%	0.58%	0.68%
Fee Waiver/Expense Reimbursement(7) ...........	(0.02)%		(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(7) .......................................	0.85%		1.62%	0.56%	0.66%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)Total annual fund operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section of Exhibit G, which do not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”

(7)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of July 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.83%, 1.60%, 0.54%, and 0.64% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

225

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Multi-Asset Income Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$533	$709	$900	$1,452	$533	$709	$900	$1,452
Class A...................................................
Class C merging into Acquiring Fund	265	511	881	1,922	165	511	881	1,922
Class C ...................................................
Class K merging into Acquiring Fund	57	179	313	701	57	179	313	701
Class R6 .................................................
Class R merging into Acquiring Fund	120	375	649	1,432	120	375	649	1,432
Class A...................................................
Class Y merging into Acquiring Fund	67	211	368	822	67	211	368	822
Class Y...................................................
Victory Pioneer Multi-Asset Income
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$310	$490	$690	$1,268	$310	$490	$690	$1,268
Class C.......................................................	265	511	886	1,938	165	511	886	1,938
Class R6.....................................................	57	179	318	720	57	179	318	720
Class Y ......................................................	67	211	372	841	67	211	372	841

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 62% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
	(Acquired Fund)	Income Fund (Acquiring Fund)
Investment Objective	A high level of current income.	Same
Capital appreciation is a secondary
objective.
Principal Investment Strategy	The fund has the flexibility to invest	Same
in a broad range of income-
producing investments, including
both debt securities and equity
securities. The fund may invest in
the securities of issuers located
throughout the world, including in
emerging markets. In selecting
226
Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
(Acquired Fund)	Income Fund (Acquiring Fund)

investments, the fund’s investment adviser considers both broad economic and investment-specific factors.

The fund may invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund’s debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non- U.S. corporate and other non- governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage- backed securities (including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs) and “sub-prime” mortgages), asset- backed securities, floating rate loans, convertible securities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, subordinated debt securities, insurance-linked securities, and securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as junk bonds) or, if unrated, of equivalent credit quality as determined by the adviser. The fund’s investments in debt securities rated below investment grade may include securities that are in default.

The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the

227

Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
(Acquired Fund)	Income Fund (Acquiring Fund)

mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund invests in debt securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund may invest without limit in debt securities.

Equity securities include common stocks, rights, warrants, depositary receipts, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, preferred stock, equity interests in real estate trusts (REITs), equity- linked notes and master limited partnerships. Derivative instruments that provide exposure to equity securities or have similar economic characteristics may be considered equity securities under this policy.

The fund may invest without limit in debt and equity securities of non- U.S. issuers, including up to 30% of its total assets in debt and equity securities of emerging market issuers.

The fund may invest significantly in equity-linked notes (ELNs). ELNs are hybrid structured investments that combine the characteristics of one or more reference underlying

228

Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
(Acquired Fund)	Income Fund (Acquiring Fund)

securities (usually a single stock, a basket of stocks or a stock index) and a related equity derivative, typically in the form of a note paying a stated interest rate.

In allocating assets among debt and equity securities, the adviser considers a variety of factors expected to influence global economic activity, including fundamental economic indicators, such as the rates of economic growth and inflation, monetary policy, geopolitical factors, the performance of securities markets, and the relative value of the U.S. dollar compared to other currencies. The fund is not required to allocate its investments among debt and equity securities in any fixed proportion, nor is it limited by the issuer’s geographic location, size or market capitalization. The relative proportions of the fund’s investments in debt and equity securities may change over time based upon market and economic conditions.

In selecting individual securities to buy and sell, the adviser considers a security’s income prospects relative to perceived risk. The adviser selects debt securities based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification. The adviser considers an equity security’s potential to provide income in view of the sustainability of the issuer’s earnings and financial condition. In selecting equity and debt securities, the adviser generally favors those securities it perceives to be undervalued. The adviser employs fundamental research in evaluating issuers, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making

229

Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
(Acquired Fund)	Income Fund (Acquiring Fund)

these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of fundamental and quantitative research. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. Investments typically are sold when the adviser’s overall assessment of market and economic conditions changes or the assessments of the attributes of asset classes or individual holdings change.

The fund may invest in securities and instruments that are not income- producing for purposes of seeking capital appreciation or managing risk or other portfolio characteristics.

The fund may, but is not required to, use derivatives, such as options, credit default swaps and interest rate swaps, forward currency exchange contracts and bond, index, interest rate and currency futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. In addition to investing in securities denominated in non-U.S. currencies, the fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited to applicable law and regulations. The

230

Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
(Acquired Fund)	Income Fund (Acquiring Fund)

fund also may hold cash or other short-term investments.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the

231

corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Principal Investment Risk	Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
	(Acquired Fund)	Income Fund (Acquiring Fund)
Market risk	X	X

Equity-linked notes risk	X	X

High yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of subordinated	X	X
securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Sovereign debt risk	X	X

232
	Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
Currency risk	X	X

Equity securities risk	X	X

Small and mid-size	X	X
companies risk
Risks of investments in real	X	X
estate related securities
Master limited partnership	X	X
risk
Risks of convertible	X	X
securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Market segment risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year for each of the last ten calendar years. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Blended Benchmark (35% MSCI All-Country World NR Index/65% Bloomberg US Aggregate Bond Index) is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

233

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	11.22%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.96%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5	10 Years
		Years
Class A
Return before taxes	2.87%	5.82%	5.73%
Return after taxes on distributions	0.33%	3.49%	3.46%
Return after taxes on distributions and	1.92%	3.56%	3.49%
sale of shares
Class C	6.00%	5.96%	5.38%

Class K	8.08%	7.03%	6.79%

Class R	7.37%	6.16%	5.68%

Class Y	7.93%	6.97%	6.42%
Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.35%
(reflects no deduction for fees, expenses
or taxes)
MSCI All Country World Index (reflects	17.49%	10.06%	9.23%
no deduction for fees, expenses or taxes)
Blended Benchmark (35% MSCI All-
Country World NR Index/65%
Bloomberg US Aggregate Bond Index)
reflects no deduction for fees, expenses,	6.73%	3.45%	4.26%
or taxes
			234

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Multi-Asset Income Fund is expected to have the same portfolio managers that manage the Pioneer Multi-Asset Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Marco Pirondini, Executive Vice President and Chief Investment Officer, US of Amundi US (lead portfolio manager of the fund since 2011)

•Howard Weiss, Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US (portfolio manager of the fund since 2018)

•Fergal Jackson, Vice President of Amundi US (portfolio manager of the fund since June 2022)

See Exhibit D for information about the members of the Victory Pioneer Multi-Asset Income Fund’s portfolio management team.

Reorganization of Pioneer Multi-Asset Ultrashort Income Fund into Victory Pioneer Multi-Asset Ultrashort Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Multi-Asset Ultrashort Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class C2	Class K	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	C	R6	Y

you buy shares (as a percentage of
offering price) ......................................	None	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None	None	1.00%	None	None
Victory Pioneer Multi-Asset Ultrashort Income Fund (Pro Forma)
(Acquiring Fund)
	Class A	Class C	Class R6		Class Y
235
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None	1.00%(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Multi-Asset Ultrashort Income Fund (Current)

(Acquired Fund)(2)

	Class A	Class C	Class C2	Class K	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class C	Class R6	Class Y
	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees ..............	0.20%	0.50%	0.50%	0.00%	0.00%
Other Expenses.................................................	0.09%	0.10%	0.08%	0.06%	0.14%
Total Annual Fund Operating Expenses ......	0.59%	0.90%	0.88%	0.36%	0.44%

Victory Pioneer Multi-Asset Ultrashort Income Fund (Pro Forma)

(Acquiring Fund)

Management Fees	Class A	Class C	Class R6	Class Y
	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees.........	0.20%	0.50%	0.00%	0.00%
Other Expenses(3) .............................................	0.11%	0.12%	0.08%	0.16%
Total Annual Fund Operating Expenses .....	0.61%	0.92%	0.38%	0.46%
Fee Waiver/Expense Reimbursement(4) ...........	(0.02)%	(0.04)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(4) .......................................	0.59%	0.88%	0.36%	0.44%

(1)Applies to shares sold within 12 months of purchase.

(2)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated August 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended September 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended September 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(3)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(4)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 0.59%, 0.88%, 0.36% and 0.44% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

236

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you do not redeem your
If you redeem your shares	shares
Number of years you own shares
Pioneer Multi-Asset Ultrashort	1	3	5	10	1	3	5	10

Income Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$60	$189	$329	$738	$60	$189	$329	$738
Class A...................................................
Class C merging into Acquiring Fund	192	287	498	1,108	92	287	498	1,108
Class C ...................................................
Class C2 merging into Acquiring Fund	190	281	488	1,084	90	281	488	1,084
Class C ...................................................
Class K merging into Acquiring Fund	37	116	202	456	37	116	202	456
Class R6 .................................................
Class Y merging into Acquiring Fund	45	141	246	555	45	141	246	555
Class Y...................................................
Victory Pioneer Multi-Asset
Ultrashort Income Fund (Current
and Pro Forma) (Acquiring Fund)
Class A ......................................................	$60	$189	$334	$756	$60	$189	$334	$756
Class C.......................................................	190	281	497	1,120	90	281	497	1,120
Class R6.....................................................	37	116	207	474	37	116	207	474
Class Y ......................................................	45	141	251	573	45	141	251	573

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 57% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Victory Pioneer Multi-Asset
	Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
	Income Fund (Acquired Fund)	(Acquiring Fund)
Investment Objective	A high level of current income to	Same
the extent consistent with a
relatively high level of stability of
237
Victory Pioneer Multi-Asset
	Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
	Income Fund (Acquired Fund)	(Acquiring Fund)
principal.

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in floating rate
instruments of U.S. and non-U.S.
issuers, including: mortgage-backed
and asset-backed securities; senior
secured loans (senior loans) and
second lien or other subordinated or
unsecured loans; debt issued by
banks and other corporate,
governmental and non-
governmental entities; corporate
bonds; insurance-linked securities;
and preferred stock. The fund may
invest in floating rate instruments of
issuers in any industry or market
sector. The fund also considers as
floating rate instruments, and the
fund may invest without limit in,
adjustable rate securities, fixed rate
securities with durations of less than
or equal to one year, securities of
other investment companies
(including mutual funds, exchange-
traded funds and closed-end funds)
that invest primarily in floating rate
instruments, and fixed rate securities
with respect to which the fund has
entered into derivative instruments
to effectively convert the fixed rate
interest payments into floating rate
interest payments. The fund
considers these investments as
economic equivalents of floating
rate instruments. The fund also may
invest in other derivative
instruments that provide exposure to
floating rate instruments or have
similar economic characteristics for
purposes of satisfying the 80%
requirement.
The fund does not have a targeted
maturity range for its portfolio. The
fund may invest in securities of any
maturity. The maturity of a fixed
income security is a measure of the
time remaining until final payment
on the security is due.

238
Victory Pioneer Multi-Asset
Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
Income Fund (Acquired Fund)	(Acquiring Fund)

Under normal circumstances, the fund’s average portfolio duration will be less than two years. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the fund’s average portfolio duration exceeds two years, the fund will take action to bring it within its expected range within a reasonable period of time. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the fund has a two year duration, then all other things being equal, the fund will decrease in value by two percent if interest rates rise one percent. The assumptions that are made about a security’s features and options when calculating duration may prove to be incorrect. Duration is calculated by the adviser, is not an exact measurement and may not reliably predict the fund’s or a particular security’s price sensitivity to changes in yield or interest rates.

The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as junk bonds) or are unrated but determined by the fund’s investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

239

Victory Pioneer Multi-Asset
Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
Income Fund (Acquired Fund)	(Acquiring Fund)

The fund may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including credit risk transfer securities, and commercial mortgage-backed securities, collateralized mortgage obligations (CMOs) and other mortgage-related securities issued by private issuers.

The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; insurance-linked securities that may include collateralized reinsurance, industry loss warranties and quota shares; convertible securities; municipal bonds; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; securities of other investment companies (including mutual funds, exchange traded funds and closed-end funds); money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers’ acceptances. The fund may receive debt securities or

240

Victory Pioneer Multi-Asset
Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
Income Fund (Acquired Fund)	(Acquiring Fund)

equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may invest without limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund’s investment objective of a high level of current income.

The adviser considers both broad

241

Victory Pioneer Multi-Asset
Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
Income Fund (Acquired Fund)	(Acquiring Fund)

economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objective. In assessing the appropriate duration, rating, sector and country weightings of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial

242

Victory Pioneer Multi-Asset
Pioneer Multi-Asset Ultrashort	Ultrashort Income Fund
Income Fund (Acquired Fund)	(Acquiring Fund)

position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

243

	Pioneer Multi-Asset Ultrashort	Victory Pioneer Multi-Asset
	Income Fund	Ultrashort Income Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Market risk	X	X

Duration risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investing in loans	X	X

Collateral risk	X	X

Risk of disadvantaged access	X	X
to confidential information
Risks of subordinated	X	X
securities
U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
High yield or “junk” bond	X	X
risk
Risks of investing in	X	X
insurance-linked securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

244

	Pioneer Multi-Asset Ultrashort	Victory Pioneer Multi-Asset
	Income Fund	Ultrashort Income Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Structured securities risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Repurchase agreement risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Not a money market fund	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The ICE BofA 3-Month US Treasury Bill Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

245
The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	3.43%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-6.07%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	6.45%	2.91%	2.36%
Return after taxes on distributions	3.90%	1.49%	1.23%
Return after taxes on distributions	3.78%	1.61%	1.31%
and sale of shares
Class C	6.21%	2.62%	2.06%
Class C2	5.13%	2.64%	2.07%
Class K	6.69%	3.19%	2.62%
Class Y	6.71%	3.10%	2.52%
Bloomberg US Aggregate Bond
Index (reflects no deduction for
fees, expenses or taxes)1	1.25%	-0.33%	1.35%
ICE BofA 3-Month US Treasury
Bill Index (reflects no deduction	5.25%	2.46%	1.77%
for fees, expenses or taxes)

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

246

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class C2, Class K and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Multi-Asset Ultrashort Income Fund is expected to have the same portfolio managers that manage the Pioneer Multi-Asset Ultrashort Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Jonathan Sharkey, Senior Vice President of Amundi US (portfolio manager of the fund since 2011)

•Noah Funderburk, Senior Vice President and Director of Securitized Credit of Amundi US (portfolio manager of the fund since 2018)

•Nicolas Pauwels, Vice President and Deputy Director of Securitized Credit of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Multi-Asset Ultrashort Income Fund’s portfolio management team.

Reorganization of Pioneer Securitized Income Fund into Victory Pioneer Securitized Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Securitized Income Fund (Current)

(Acquired Fund)

	Class A	Class Y
	merging into	merging into
	Acquiring	Acquiring
	Fund Class	Fund Class Y
Maximum sales charge (load) when you buy	A

shares (as a percentage of offering price) ......	4.50%	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)...........................................	None(1)	None
Victory Pioneer Securitized Income Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class Y

Purchases (as a percentage of offering
price) ..............................................................	2.25%	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price ........................................................	None(2)	None

247

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Securitized Income Fund (Current)

(Acquired Fund)

	Class A merging	Class Y merging
	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class Y
	0.55%	0.55%
Distribution and Service (12b-1) Fees ........................................	0.25%	0.00%
Other Expenses...........................................................................	0.65%	0.71%
Total Annual Fund Operating Expenses(4) .............................	1.45%	1.26%
Less: Fee Waiver/Expense Reimbursement(6).............................	(0.55)%	(0.61)%
Net Expenses(6) ..........................................................................	0.90%	0.65%
Victory Pioneer Securitized Income Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class Y
	0.55%	0.55%
Distribution and/or Service (12b-1) Fees.................................	0.25%	0.00%
Other Expenses(5) .....................................................................	0.67%	0.73%
Total Annual Fund Operating Expenses .............................	1.47%	1.28%
Fee Waiver/Expense Reimbursement(6) ...................................	(0.57)%	(0.63)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(6) ......................	0.90%	0.65%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2025. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of July 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.90% and 0.65% of the Fund’s Class A and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

248

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Securitized Income Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$538	$836	$1,157	$2,062	$538	$836	$1,157	$2,062
Class A...................................................
Class Y merging into Acquiring Fund	66	339	633	1,469	66	339	633	1,469
Class Y...................................................
Victory Pioneer Securitized Income
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$315	$506	$841	$1,790	$315	$506	$841	$1,790
Class Y ......................................................	$66	$208	$510	$1,368	$66	$208	$510	$1,368

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 30% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Securitized Income Fund	Victory Pioneer Securitized
	(Acquired Fund)	Income Fund (Acquiring Fund)
Investment Objective	The fund’s investment objective is	Same
total return.
Principal Investment Strategy	The fund invests primarily in	Same
mortgage-backed securities, asset-
backed securities and other
securitized asset instruments.
Normally, the fund invests at least
80% of its net assets (plus
borrowings or other leverage for
investment purposes) in securitized
asset instruments. Securitized asset
instruments include agency and non-
agency mortgage-backed securities
(MBS), such as commercial
mortgage-backed securities
(CMBS), residential mortgage-
backed securities (RMBS), and
uniform mortgage-backed securities
249
Pioneer Securitized Income Fund	Victory Pioneer Securitized
(Acquired Fund)	Income Fund (Acquiring Fund)

(UMBS), asset-backed securities (ABS), including private and multi- class structures, pass-through certificates, other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and debt and equity tranches of collateralized debt obligations (CDOs), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). MBS include credit risk transfer securities issued by government sponsored entities or private issuers. Derivative instruments that provide exposure to securitized asset instruments or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

Agency MBS are issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, including mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), or the Federal Home Loan Mortgage Corporation (FHLMC). Although securitized asset instruments typically represent pools of loans, in some cases they may consist of one large loan that is securitized and sold to capital market investors. At any given time, the fund may have invested a substantial amount of its assets in any sector or subsector of the securitized asset markets.

MBS and other mortgage-related investments may be structured such that payments consist of interest- only (IO), principal-only (PO) or principal and interest. The fund may also invest in structured investments including credit linked notes (CLNs), adjustable rate mortgage loans (ARMs), and custodial

250

Pioneer Securitized Income Fund	Victory Pioneer Securitized
(Acquired Fund)	Income Fund (Acquiring Fund)

receipts. The fund may invest a substantial amount of its assets in “sub-prime” mortgage-related securities. The fund also may invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market. The fund may enter into dollar rolls, in which the fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. MBS include credit risk transfer securities, which transfer the credit risk related to the MBS to the buyer of the security. Credit risk transfer securities are fixed or floating-rate unsecured general obligations issued by FNMA, FHLMC or other government sponsored or private entities.

The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

In addition to securitized asset instruments, the fund has the flexibility to invest in a broad range of issuers and segments of the debt security markets as a whole. Debt securities may include instruments and obligations of U.S. and non- U.S. corporate and other non- governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans

251

Pioneer Securitized Income Fund	Victory Pioneer Securitized
(Acquired Fund)	Income Fund (Acquiring Fund)

and other floating rate securities, subordinated debt securities, preferred securities, insurance- linked securities, certificates of deposit, money market securities, securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in debt securities, and cash, cash equivalents and other short term holdings. The fund may invest in securities of issuers in any market sector, industry or market capitalization range. The fund may also invest in Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities.

The fund has no limit as to the maturity or duration of the securities in which it invests and maintains an average portfolio duration that varies based upon the judgment of the fund’s investment adviser. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest without limit in securities of any rating. A substantial portion of the fund’s assets ordinarily will consist of below investment grade (high yield) debt securities. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” involves substantial risk of loss.

The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer, including residual or equity tranches of securitized asset instruments.

The fund may, but is not required to, use derivatives, such as interest rate

252

Pioneer Securitized Income Fund	Victory Pioneer Securitized
(Acquired Fund)	Income Fund (Acquiring Fund)

futures and credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event-linked exposure; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

In selecting investments, the fund’s investment adviser integrates fundamental analysis of individual investments and their sectors with a top-down view of the macroeconomic landscape. The adviser uses a research oriented, value-driven approach to identify investments that it believes will perform well over market cycles in terms of income, total return and risk characteristics. The adviser seeks to add value over the course of market cycles by identifying specific opportunities, including cyclical opportunities, with the potential for attractive risk-adjusted returns. The adviser considers such factors as yield, interest rate risk, liquidity, instrument structure, credit and asset quality, perceived risk relative to other risk assets, and supply/demand technicals. In selecting among investments, the adviser considers the relative value of particular investments. The adviser also may employ sector rotation, which refers to the shifting of investments from one or more sectors or subsectors into one or more other sectors or subsectors.

253

Pioneer Securitized Income Fund	Victory Pioneer Securitized
(Acquired Fund)	Income Fund (Acquiring Fund)

In addition to investment-specific factors, the adviser considers broad economic factors in constructing a portfolio designed to achieve the fund’s investment objective. In assessing the appropriate quality, sector weightings and duration of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates.

The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Securitized Income Fund	Victory Pioneer Securitized
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
Market risk	X	X

Credit risk	X	X

High yield or “junk” bond	X	X
risk
Duration risk	X	X

Interest rate risk	X	X

Mortgage-related and asset-	X	X
backed securities risk
Credit risk transfer securities	X	X
risk
254
	Pioneer Securitized Income Fund	Victory Pioneer Securitized
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
Risks of investing in	X	X
collateralized debt
obligations
Risks of subordinated	X	X
securities
Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

Preferred stocks risk	X	X

Mortgage dollar roll	X	X
transactions risk
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Structured securities risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Leveraging risk	X	X

Market segment risk	X	X

Valuation risk	X	X
255
	Pioneer Securitized Income Fund	Victory Pioneer Securitized
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class Y shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Bloomberg US Securitized MBS/ABS/CMBS Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund acquired the assets and liabilities of Pioneer Securitized Income Fund on June 30, 2021. The historical performance of the Pioneer Securitized Income Fund became the Acquired Fund’s historical performance. The Pioneer Securitized Income Fund, a closed-end interval fund, commenced operations on December 10, 2019 and had the same investment objective and substantially similar investment policies as the Acquired Fund. The Pioneer Securitized Income Fund exchanged its assets for shares of the Acquired Fund, and shareholders of common shares of the Pioneer Securitized Income Fund received Class Y shares of the Acquired Fund. The performance of Class Y shares prior to June 30, 2021 includes the performance of the Pioneer Securitized Income Fund’s common shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class Y shares (%)

256

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	27.47%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-31.28%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

		5 Years	Life of
		(or Life	Fund
	1 Year	of Class)
Class Y
Return before taxes	9.24%	6.07%	6.11%1
Return after taxes on distributions	6.20%	3.15%	3.22%
Return after taxes on distributions and sale of shares	5.40%	3.36%	3.40%
Class A	4.16%	4.04%2	N/A
Bloomberg US Aggregate Bond Index (reflects no deduction for	1.25%	-0.33%	-0.31%
fees, expenses or taxes)
Bloomberg US Securitized MBS/ABS/CMBS Index (reflects no	1.46%	-0.59%	-0.53%
deduction for fees, expenses or taxes)

1

2

Inception date is December 9, 2019. Inception date is July 2, 2021.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class Y shares. After-tax returns for Class A shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Securitized Income Fund is expected to have the same portfolio managers that manage the Pioneer Securitized Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Noah Funderburk, Senior Vice President and Director of Securitized Credit, Amundi US (portfolio manager of the fund since 2021 and its predecessor fund since 2019)

257

•Nicolas Pauwels, Vice President and Deputy Director of Securitized Credit of Amundi US (portfolio manager of the fund since 2021 and its predecessor fund since 2019)

See Exhibit D for information about the members of the Victory Pioneer Securitized Income Fund’s portfolio management team.

Reorganization of Pioneer Select Mid Cap Growth Fund into Victory Pioneer Select Mid Cap Growth Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Select Mid Cap Growth Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Select Mid Cap Growth Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C		Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%	None		None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Select Mid Cap Growth Fund (Current)

(Acquired Fund)(4)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class A	Class Y
	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.14%	0.20%	0.07%	0.31%	0.18%
	258
Total Annual Fund Operating Expenses ......	0.99%	1.80%	0.67%	1.41%	0.78%
Victory Pioneer Select Mid Cap Growth Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6		Class Y
	0.60%	0.60%		0.60%	0.60%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%		0.00%	0.00%
Other Expenses(5) .............................................	0.16%	0.22%		0.09%	0.20%
Total Annual Fund Operating Expenses .....	1.01%	1.82%		0.69%	0.80%
Fee Waiver/Expense Reimbursement(6) ...........	(0.02)%	(0.02)%		(0.02)%	(0.02)%
Total Annual Fund Operating Expenses
After Fee Waivers and Expense
Reimbursements (6) .....................................	0.99%	1.80%		0.67%	0.78%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated April 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSR filing of the Acquired Fund for the fiscal year ended November 30, 2024.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of November 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.99%, 1.80%, 0.67% and 0.78% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Select Mid Cap Growth Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$670	$872	$1,091	$1,718	$670	$872	$1,091	$1,718
Class A...................................................
Class C merging into Acquiring Fund	283	566	975	2,116	183	566	975	2,116
Class C ...................................................
Class K merging into Acquiring Fund	68	214	373	835	68	214	373	835
Class R6 .................................................
		259
Class R merging into Acquiring Fund	144	446	771	1,691	144	446	771	1,691
Class A...................................................
Class Y merging into Acquiring Fund	80	249	433	966	80	249	433	966
Class Y...................................................
Victory Pioneer Select Mid Cap
Growth Fund (Pro Forma)
(Acquiring Fund)
Class A ......................................................	$670	$872	$1,095	$1,735	$670	$872	$1,095	$1,735
Class C.......................................................	283	566	979	2,132	183	566	979	2,132
Class R6.....................................................	68	214	378	853	68	214	378	853
Class Y ......................................................	80	249	438	984	80	249	438	984

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 53% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Select Mid Cap Growth	Victory Pioneer Select Mid Cap
	Fund (Acquired Fund)	Growth Fund (Acquiring Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in equity
securities of mid-size companies.
Mid-size companies are those with
market values, at the time of
investment, that do not exceed the
greater of the market capitalization
of the largest company within the
Russell Midcap Growth Index
($86.96 billion as of February 29,
2024) or the 3-year rolling average
of the market capitalization of the
largest company within the Russell
Midcap Growth Index ($60.28
billion as of February 29, 2024), as
measured at the end of the preceding
month, and are not less than the
smallest company within the index.
The Russell Midcap Growth Index
measures the performance of U.S.
260
Pioneer Select Mid Cap Growth	Victory Pioneer Select Mid Cap
Fund (Acquired Fund)	Growth Fund (Acquiring Fund)

mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund’s investments will not be confined to securities issued by companies included in the index. For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed- end funds) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may invest in initial public offerings of equity securities.

The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities, and securities in default.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in securities of non- U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to

261

Pioneer Select Mid Cap Growth	Victory Pioneer Select Mid Cap
Fund (Acquired Fund)	Growth Fund (Acquiring Fund)

increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.

The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial

262

Pioneer Select Mid Cap Growth	Victory Pioneer Select Mid Cap
Fund (Acquired Fund)	Growth Fund (Acquiring Fund)

position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Select Mid Cap Growth Fund	Victory Pioneer Select Mid Cap
Principal Investment Risk	(Acquired Fund)	Growth Fund (Acquiring Fund)
263
	Pioneer Select Mid Cap Growth Fund	Victory Pioneer Select Mid Cap
Principal Investment Risk	(Acquired Fund)	Growth Fund (Acquiring Fund)
Market risk	X	X

Mid-size companies risk	X	X

Growth style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of convertible	X	X
securities
Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell Midcap Growth Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

264

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	30.28%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-22.10%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	16.72%	7.38%	9.23%

Return after taxes on distributions	13.82%	5.57%	7.48%

Return after taxes on distributions and sale of	12.11%	5.74%	7.20%
shares
Class C	21.88%	7.81%	9.01%

Class K	24.25%	9.04%	10.28%

Class R	23.32%	8.20%	9.44%

Class Y	24.11%	8.90%	10.14%

Standard & Poor’s 500 Index (reflects no	25.02%	14.53%	13.10%
deduction for fees, expenses or taxes)1
Russell Midcap Growth Index (reflects no	22.10%	11.47%	11.54%

deduction for fees, expenses or taxes)

1Per new regulatory requirements, the Fund’s regulatory broad-based securities market index is the S&P 500® Index, which represents 500 of the largest companies listed on stock exchange in the United States.

265

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Select Mid Cap Growth Fund is expected to have the same portfolio managers that manage the Pioneer Select Mid Cap Growth Fund. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Ken Winston (lead portfolio manager), Senior Vice President of Amundi US (portfolio manager of the fund since 2013 and its predecessor fund since 2009)

•Shaji John, Senior Vice President of Amundi US (portfolio manager of the fund and its predecessor fund since 2013)

•David Sobell, Senior Vice President of Amundi US (portfolio manager of the fund since 2016)

•Timothy P. Stanish, Managing Director, Director of Mid Cap Equities, US of Amundi US (portfolio manager of the fund since November 2023)

See Exhibit D for information about the members of the Victory Pioneer Select Mid Cap Growth Fund’s portfolio management team.

Reorganization of Pioneer Short Term Income Fund into Victory Pioneer Short Term Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Short Term Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class C2	Class K	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class Fund Class		Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	C	R6	Y

you buy shares (as a percentage of
offering price) ......................................	None	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None	None	1.00%	None	None
Victory Pioneer Short Term Income Fund (Pro Forma)
(Acquiring Fund)
	Class A	Class C	Class R6		Class Y
266
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class Y

Imposed on Purchases (as a
percentage of offering price)................	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None	1.00%(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Short Term Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class C2	Class K	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class C	Class R6	Class Y
	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees ..............	0.20%	0.50%	0.50%	0.00%	0.00%
Other Expenses.................................................	0.38%	0.18%	0.14%	0.11%	0.20%
Total Annual Fund Operating Expenses ......	0.93%	1.03%	0.99%	0.46%	0.55%
Less: Fee Waiver and Expense
Reimbursement(2) ..............................................	(0.10)%	(0.00)%	(0.00)%	(0.00)%	(0.09)%
Net Expenses(2) ................................................	0.83%	1.03%	0.99%	0.46%	0.46%

Victory Pioneer Short Term Income Fund (Pro Forma)

(Acquiring Fund)

Management Fees	Class A	Class C	Class R6	Class Y
	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees.........	0.20%	0.50%	0.00%	0.00%
Other Expenses(3) .............................................	0.40%	0.20%	0.13%	0.22%
Total Annual Fund Operating Expenses(4) ..	0.95%	1.05%	0.48%	0.57%
Fee Waiver/Expense Reimbursement(4) ...........	(0.12)%	(0.06)%	(0.02)%	(0.11)%
Total Annual Fund Operating Expenses
After Fee Waiver and Expense
Reimbursement(4) .......................................	0.83%	0.99%	0.46%	0.46%

(1)Applies to shares sold within 12 months of purchase.

(2)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(3)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(4)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of August 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.83%, 0.99%, 0.46%, and 0.46% of the Fund’s Class A,

267

Class C, Class R6 and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or

(b)the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you do not redeem your
If you redeem your shares	shares
Number of years you own shares
Pioneer Short Term Income Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$85	$295	$523	$1,177	$85	$295	$523	$1,177
Class A...................................................
Class C merging into Acquiring Fund	108	337	585	1,294	108	337	585	1,294
Class C ...................................................
Class C2 merging into Acquiring Fund	201	315	561	1,256	101	315	561	1,265
Class C ...................................................
Class K merging into Acquiring Fund	47	156	276	624	47	156	276	624
Class R6 .................................................
Class Y merging into Acquiring Fund	47	176	316	725	47	176	316	725
Class Y...................................................
Victory Pioneer Short Term Income
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$85	$265	$488	$1,132	$85	$265	$488	$1,132
Class C.......................................................	201	315	561	1,265	101	315	561	1,265
Class R6.....................................................	47	148	262	598	47	148	262	598
Class Y ......................................................	47	148	284	680	47	148	284	680

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 40% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

268

	Pioneer Short Term Income Fund	Victory Pioneer Short Term
	(Acquired Fund)	Income Fund (Acquiring Fund)
Investment Objective	A high level of current income to	Same
the extent consistent with a
relatively high level of stability of
principal.
Principal Investment Strategy	Normally, the fund invests primarily	Same
in debt securities issued or
guaranteed by the U.S. government,
its agencies or instrumentalities,
investment grade debt securities
(including convertible debt) of U.S.
and non-U.S. corporate and other
issuers, mortgage-related securities,
including “sub-prime” mortgages,
and asset-backed securities of U.S.
and non-U.S. issuers and short-term
money market instruments of U.S.
and non-U.S. issuers.
Normally, at least 80% of the fund’s
net assets (plus the amount of
borrowings, if any, for investment
purposes) are invested in debt
securities that are rated investment
grade at the time of purchase or cash
and cash equivalents. The fund may
invest in debt securities of issuers in
any industry or market sector.
Derivative instruments that provide
exposure to investment grade debt
securities or have similar economic
characteristics may be used to
satisfy the fund’s 80% policy. The
fund may invest up to 20% of its net
assets in below investment grade
debt securities (known as junk
bonds) including securities that are
in default. The fund may invest in
floating rate loans, subordinated
debt securities and insurance-linked
securities.
The fund will normally maintain a
dollar-weighted average portfolio
maturity of no more than 3 years.
The maturity of a fixed income
security is a measure of the time
remaining until final payment on the
security is due. The fund’s
investments may have fixed or
variable principal payments and all
types of interest rate payment and
reset terms, including fixed rate,
adjustable rate, floating rate, inverse
floating rate, zero coupon,
269
Pioneer Short Term Income Fund	Victory Pioneer Short Term
(Acquired Fund)	Income Fund (Acquiring Fund)

contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non- U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including credit risk transfer securities, and commercial mortgage-backed securities, collateralized mortgage obligations (CMOs) and other mortgage-related securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund may, but is not required to, use derivatives such as credit default swaps and forward foreign currency transactions. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of

270

Pioneer Short Term Income Fund	Victory Pioneer Short Term
(Acquired Fund)	Income Fund (Acquiring Fund)

derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in

271

Pioneer Short Term Income Fund	Victory Pioneer Short Term
(Acquired Fund)	Income Fund (Acquiring Fund)

companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Short Term Income Fund	Victory Pioneer Short Term
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
Market risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of investing in	X	X
collateralized debt
obligations
Risks of instruments that	X	X
allow for balloon payments
272
	Pioneer Short Term Income Fund	Victory Pioneer Short Term
Principal Investment Risk	(Acquired Fund)	Income Fund (Acquiring Fund)
or negative amortization
payments
High yield or “junk” bond	X	X
risk
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of subordinated	X	X
securities
Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

Risks of convertible	X	X
securities
Derivatives risk	X	X

Credit default swap risk	X	X

Structured securities risk	X	X

Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year for each of the last ten calendar years. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

273

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	4.80%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-7.96%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	5.85%	2.23%	2.08%
Return after taxes on distributions	3.62%	0.74%	0.87%
Return after taxes on distributions and sale	3.43%	1.05%	1.06%
of shares
Class C	5.69%	2.12%	1.91%
Class C2	4.70%	2.12%	1.92%
Class K	6.37%	2.72%	2.50%

Class Y	6.36%	2.69%	2.43%

Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.35%
(reflects no deduction for fees,
expenses or taxes)
Bloomberg One- to Three-Year	4.21%	1.49%	1.52%
Government/Credit Index (reflects no
deduction for fees, expenses or taxes)

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.

274

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Acquired Fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of Acquired Fund shares.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class C2, Class K and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Short Term Income Fund is expected to have the same portfolio managers that manage the Pioneer Short Term Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Noah Funderburk, Senior Vice President and Director of Securitized Credit of Amundi US (portfolio manager of the fund since 2018)

•Nicolas Pauwels, Vice President and Deputy Director of Securitized Credit of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Short Term Income Fund’s portfolio management team.

Reorganization of Pioneer Solutions - Balanced Fund into Victory Pioneer Solutions - Balanced Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Solutions - Balanced Fund (Current)

(Acquired Fund)

	Class A	Class C	Class R	Class Y
	merging	merging	merging	merging
	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	A	Y

you buy shares (as a percentage of
offering price) ......................................	5.75%	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None
Victory Pioneer Solutions - Balanced Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A		Class C	Class Y

Imposed on Purchases (as a
percentage of offering price)................	5.75%		None	None
275
Maximum Deferred Sales Charge	Class A	Class C	Class Y

(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Solutions - Balanced Fund (Current)

(Acquired Fund)

	Class A	Class C	Class R	Class Y
	merging	merging	merging	merging
	into	into	into	into
	Acquiring Acquiring		Acquiring	Acquiring
	Fund	Fund	Fund	Fund
Management Fees(4)	Class A	Class C	Class A	Class Y
	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.50%	0.00%
Other Expenses.................................................	0.18%	0.17%	0.17%	0.25%
Acquired Fund Fees and Expenses(5) ................	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses
Plus Acquired Fund Fees and Expenses(6) ....	1.03%	1.77%	1.27%	0.85%
Victory Pioneer Solutions - Balanced Fund (Pro Forma)
(Acquiring Fund)
Management Fees(6)	Class A	Class C		Class Y
	0.00%		0.00%	0.00%
Distribution and/or Service (12b-1) Fees.........	0.25%		1.00%	0.00%
Other Expenses(7) .............................................	0.20%		0.19%	0.27%
Acquired Fund Fees and Expenses(8) ...............	0.60%		0.60%	0.60%
Total Annual Fund Operating Expenses .....	1.05%		1.79%	0.87%
Fee Waiver/Expense Reimbursement(9) ...........	(0.02)%	(0.02)%		(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(9) .......................................	1.03%		1.77%	0.85%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund does not pay a direct management fee to the Acquired Fund’s investment adviser. However, the fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The pro rata portion of the fees and expenses of each underlying fund in which the fund invests is shown in the table above under “Acquired Fund Fees and Expenses.”

(5)Total annual fund operating expenses in the table are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section of Exhibit G, which do not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund.

(6)The Acquiring Fund does not pay a direct management fee to the Acquiring Fund’s investment adviser. However, the fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The pro rata portion of the fees and expenses of each underlying fund in which the fund invests is shown in the table above under “Acquired Fund Fees and Expenses.”

(7)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

276

(8)“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”

(9)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of July 31, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 0.43%, 1.17%, and 0.25% of the Fund’s Class A, Class C and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Solutions - Balanced Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$674	$884	$1,111	$1,762	$674	$884	$1,111	$1,762
Class A...................................................
Class C merging into Acquiring Fund	280	557	959	2,084	180	557	959	2,084
Class C ...................................................
Class R merging into Acquiring Fund	129	403	697	1,534	129	403	697	1,534
Class A...................................................
Class Y merging into Acquiring Fund	87	271	471	1,049	87	271	471	1,049
Class Y...................................................
Victory Pioneer Solutions - Balanced
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$674	$884	$1,115	$1,778	$674	$884	$1,115	$1,778
Class C.......................................................	280	557	964	2,100	180	557	964	2,100
Class Y ......................................................	87	271	476	1,067	87	271	476	1,067

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 30% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed

277

by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Solutions - Balanced	Victory Pioneer Solutions -
	Fund (Acquired Fund)	Balanced Fund (Acquiring Fund)
Investment Objective	Long-term capital growth and	Same
current income.
Principal Investment Strategy	The fund is a “fund of funds.” The	Same, including that the Acquiring
	fund seeks to achieve its investment	Fund may invest in the successor
	objectives by primarily investing in	funds to each Acquired Fund listed in
	other funds (underlying funds) and	the Acquired Fund’s principal
	using asset allocation strategies to	investment strategy
allocate its assets among the
underlying funds.
The fund invests in underlying
funds managed by the fund’s
investment adviser or one of its
affiliates. The fund allocates its
assets among underlying funds with
exposure to the broad asset classes
of equity, fixed income and short-
term (money market) investments.
The fund also may invest in
underlying funds with exposure to
non-traditional - so-called
“alternative” - asset classes such as
real estate investment trusts
(REITs), or that use alternative
strategies, such as market neutral
strategies (strategies that seek to
achieve positive returns while
attempting to limit general market
exposure) or relative value strategies
(strategies that seek to identify
securities that are undervalued
relative to each other or historical
norms). The fund may invest in
underlying funds with exposure to
debt and equity securities of issuers
located throughout the world,
including both developed and
emerging markets.
The fund does not have target
ranges for the allocation of assets
among asset classes or individual
underlying funds. The fund invests a
minimum of 25% of its assets in
each of fixed income and equity
securities. The fund’s exposure to
different asset classes and
allocations among underlying funds
will change from time to time in
response to broad economic and
market factors, as well as strategic
278
Pioneer Solutions - Balanced	Victory Pioneer Solutions -
Fund (Acquired Fund)	Balanced Fund (Acquiring Fund)

and tactical considerations. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.

The investment adviser allocates the fund’s investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser’s analysis in selecting underlying funds includes an assessment of a fund’s historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund’s investment strategies, investment process and portfolio management team.

As part of its asset allocation strategy, the fund may invest in Pioneer Multi-Asset Income Fund, among other Pioneer Funds. Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. As of September 30, 2024, approximately 30% of the fund was allocated to Pioneer Multi- Asset Income Fund. The fund’s allocation among underlying funds, including Pioneer Multi-Asset Income Fund, will change from time to time.

As part of its asset allocation strategy, the fund may invest in Pioneer Global Sustainable Equity

279

Pioneer Solutions - Balanced	Victory Pioneer Solutions -
Fund (Acquired Fund)	Balanced Fund (Acquiring Fund)

Fund, among other Pioneer funds. Pioneer Global Sustainable Equity Fund invests in equity securities of issuers located throughout the world. The fund also applies ESG criteria to its investments. As of September 30, 2024, approximately 20% of the fund was allocated to Pioneer Global Sustainable Equity Fund. The fund’s allocation among underlying funds, including Pioneer Global Sustainable Equity Fund, will change from time to time.

Investments typically are sold when the adviser’s overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Solutions - Balanced Fund	Victory Pioneer Solutions -
Principal Investment Risk	(Acquired Fund)	Balanced Fund (Acquiring Fund)
Market risk	X	X

Risks of investment in other	X	X
funds
Portfolio selection risk	X	X

ESG risk	X	X

Market segment risk	X	X

Equity-linked notes risk	X	X

Equity securities risk	X	X

280
	Pioneer Solutions - Balanced Fund	Victory Pioneer Solutions -
Principal Investment Risk	(Acquired Fund)	Balanced Fund (Acquiring Fund)
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investing in	X	X
insurance-linked securities
Risks of investing in loans	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Liquidity risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Portfolio turnover risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Blended Benchmark (60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index) is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://amundi.com/products/mutual- funds/performance.html or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Ibbotson Associates, Inc. served as the Acquired Fund’s sub-adviser until November 14, 2014. Effective November 17, 2014, Amundi US became directly responsible for portfolio management decisions for the Acquired Fund.

The performance shown for all periods reflects the investment strategy in effect for the Acquired Fund during such periods.

281

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	12.59%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.50%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5	10 Years
		Years
Class A
Return before taxes	1.99%	5.13%	4.19%
Return after taxes on distributions	0.20%	3.25%	2.53%
Return after taxes on distributions and sale	1.39%	3.47%	2.78%
of shares
Class C	6.50%	5.65%	4.06%
Class R	8.04%	6.18%	4.59%
Class Y	8.40%	6.61%	5.04%
MSCI All-Country World NR Index	17.49%	10.06%	9.23%

(ACWI) (reflects no deduction for fees,
expenses or taxes, except foreign
withholding taxes)1
Blended Benchmark (60% MSCI World	11.45%	6.72%	6.67%
NR Index/40% Bloomberg US
Aggregate Bond Index) (reflects no
deduction for fees, expenses or taxes)
MSCI World NR Index (reflects no	18.67%	11.17%	9.95%
deduction for fees, expenses or taxes)
Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.35%
(reflects no deduction for fees,
expenses or taxes)

1Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the MSCI All-Country World NR Index, which represents the overall international equity markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

282

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Solutions - Balanced Fund is expected to have the same portfolio managers that manage the Pioneer Solutions - Balanced Fund. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Kenneth J. Taubes, Executive Vice President of Amundi US (portfolio manager of the fund since 2018)

•Marco Pirondini, Executive Vice President and Chief Investment Officer, US of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Solutions - Balanced Fund’s portfolio management team.

Reorganization of Pioneer Strategic Income Fund into Victory Pioneer Strategic Income Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer Strategic Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund Class	Fund Class	Fund Class	Fund Class
Maximum sales charge (load) when	Class A	C	R6	R	Y

you buy shares (as a percentage of
offering price) ......................................	4.50%	None	None	None	None
Maximum deferred sales charge (load)
(as a percentage of offering price or
the amount you receive when you
sell shares, whichever is less) ..............	None(1)	1.00%	None	None	None
Victory Pioneer Strategic Income Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load)	Class A	Class C	Class R6	Class R	Class Y

Imposed on Purchases (as a
percentage of offering price)................	2.25%	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a percentage of the lower
of purchase or sale price ......................	None(2)	1.00%(3)	None	None	None

283

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Strategic Income Fund (Current)

(Acquired Fund)

	Class A	Class C	Class K	Class R	Class Y
	merging	merging	merging	merging	merging
	into	into	into	into	into
	Acquiring	Acquiring	Acquiring	Acquiring	Acquiring
	Fund	Fund	Fund	Fund	Fund
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees ..............	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses.................................................	0.29%	0.16%	0.06%	0.30%	0.16%
Total Annual Fund Operating Expenses ......	1.11%	1.73%	0.63%	1.37%	0.73%
Less: Fee Waiver/Expense Reimbursement(4)...	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.04)%
Net Expenses(4) ................................................	1.11%	1.73%	0.59%	1.37%	0.69%
Victory Pioneer Strategic Income Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A	Class C	Class R6	Class R	Class Y
	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees.........	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses(5) .............................................	0.31%	0.18%	0.08%	0.32%	0.18%
Total Annual Fund Operating Expenses .....	1.13%	1.75%	0.65%	1.39%	0.75%
Fee Waiver/Expense Reimbursement(6) ...........	(0.06)%	(0.06)%	(0.06)%	(0.05)%	(0.06)%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement(6) .......................................	1.07%	1.69%	0.59%	1.34%	0.69%

(1)Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1.00%.

(2)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase.

(3)Applies to shares sold within 12 months of purchase.

(4)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.59% and 0.69% of the average daily net assets attributable to Class K shares and Class Y shares, respectively. These expense limitations are in effect through February 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

(5)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of September 30, 2024, the Acquired Fund’s most recent fiscal year end, the contractual limit would have been: 1.07%, 1.69%, 0.59%, 1.34%, and 0.69% of the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

284

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

					If you do not redeem your
	If you redeem your shares					shares
			Number of years you own shares
Pioneer Strategic Income Fund	1	3	5	10	1	3	5	10

(Current)
(Acquired Fund)
Class A merging into Acquiring Fund	$558	$787	$1,034	$1,741	$558	$787	$1,034	$1,741
Class A...................................................
Class C merging into Acquiring Fund	276	545	939	2,041	176	545	939	2,041
Class C ...................................................
Class K merging into Acquiring Fund	60	198	347	783	60	198	347	783
Class R6 .................................................
Class R merging into Acquiring Fund	139	434	750	1,646	139	434	750	1,646
Class R ...................................................
Class Y merging into Acquiring Fund	70	229	402	903	70	229	402	903
Class Y...................................................
Victory Pioneer Strategic Income
Fund (Pro Forma) (Acquiring
Fund)
Class A ......................................................	$332	$558	$815	$1,552	$332	$558	$815	$1,552
Class C.......................................................	272	533	931	2,047	172	533	931	2,047
Class R6.....................................................	60	189	343	792	60	189	343	792
Class R.......................................................	136	425	745	1,655	136	425	745	1,655
Class Y ......................................................	70	221	398	913	70	221	398	913

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 63% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
	(Acquired Fund)	Fund (Acquiring Fund)
Investment Objective	A high level of current income.	Same

285

	Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
	(Acquired Fund)	Fund (Acquiring Fund)
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in debt
securities. Derivative investments
that provide exposure to debt
securities or have similar economic
characteristics may be used to
satisfy the fund’s 80% policy. The
fund has the flexibility to invest in a
broad range of issuers and segments
of the debt securities markets. The
fund’s investment adviser allocates
the fund’s investments among the
following three segments of the debt
markets:
• Below investment grade
(high yield or junk bond)
securities of U.S. and non-
U.S. issuers
• Investment grade securities
of U.S. issuers
• Investment grade securities
of non-U.S. issuers
The adviser’s allocations among the
segments of the debt markets
depend upon its outlook for
economic, interest rate and political
trends. At any given time, the fund
may have a substantial amount of its
assets in any one of such segments.
The fund may invest in securities of
issuers in any market capitalization
range, industry or market sector.
The fund invests primarily in debt
securities issued or guaranteed by
the U.S. government, its agencies or
instrumentalities or non-U.S.
governmental entities; debt
securities of U.S. and non-U.S.
corporate issuers (including
convertible debt); mortgage-related
securities, including commercial
mortgage-backed securities
(CMBS), collateralized mortgage
obligations (CMOs), credit risk
transfer securities and “sub-prime”
mortgages; and asset-backed
securities. The fund may invest a
substantial portion of its assets in
286
Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
(Acquired Fund)	Fund (Acquiring Fund)

asset-backed securities and mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage- backed instrument).

The fund may invest in securities of any maturity and maintains an average portfolio maturity which varies based upon the judgment of the fund’s investment adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon the adviser’s allocation among market segments, up to 70% of the fund’s total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund’s total assets may be invested in debt securities rated below CCC by Standard & Poor’s Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of

287

Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
(Acquired Fund)	Fund (Acquiring Fund)

equivalent credit quality by the adviser. The fund’s investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in floating rate loans, subordinated debt securities, insurance-linked securities, and municipal securities. The fund may also invest in Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities.

Up to 85% of the fund’s total assets may be in debt securities of non- U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate trusts (REITs).

The fund may, but is not required to, use derivatives, such as credit default swaps, credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics;

288
Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
(Acquired Fund)	Fund (Acquiring Fund)

and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment

289

Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
(Acquired Fund)	Fund (Acquiring Fund)

decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Market risk	X	X

High yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
290
	Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Collateral risk	X	X

Risks of disadvantaged	X	X
access to confidential
information
Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Market segments risk	X	X

Valuation risk	X	X

Redemption risk	X	X
291
	Pioneer Strategic Income Fund	Victory Pioneer Strategic Income
Principal Investment Risk	(Acquired Fund)	Fund (Acquiring Fund)
Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit B for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Bloomberg U.S. Universal Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy Acquired Fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	11.48%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-12.39%	01/01/2020 to	03/31/2020

292

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A
Return before taxes	-0.44%	0.52%	2.15%

Return after taxes on distributions	-2.47%	-1.16%	0.63%

Return after taxes on distributions	-0.28%	-0.26%	1.00%
and sale of shares
Class C	2.64%	0.79%	1.96%

Class K	4.78%	1.91%	3.08%

Class R	4.12%	1.15%	2.32%

Class Y	4.79%	1.82%	2.98%

Bloomberg U.S. Aggregate Bond	1.25%	-0.33%	1.35%
Index (reflects no deduction for
fees, expenses or taxes)
Bloomberg U.S. Universal Index	2.04%	0.06%	1.73%

(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Comparison of Portfolio Management Team

The Victory Pioneer Strategic Income Fund is expected to have the same portfolio managers that manage the Pioneer Strategic Income Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Kenneth J. Taubes, Executive Vice President of Amundi US (portfolio manager of the fund since 1999)

•Andrew Feltus, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2012)

•Brad Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the fund since 2021)

•Jonathan Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Strategic Income Fund’s portfolio management team.

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Reorganization of Pioneer U.S. Government Money Market Fund into Victory Pioneer U.S. Government Money Market Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Pioneer U.S. Government Money Market Fund (Current)

(Acquired Fund)

	Class A merging	Class R merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Maximum sales charge (load) when you buy	Fund Class A	Fund Class A	Fund Class Y

shares (as a percentage of offering price) .....	None	None	None
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount
you receive when you sell shares,
whichever is less)..........................................	None	None	None
Victory Pioneer U.S. Government Money Market Fund (Pro Forma)
(Acquiring Fund)
Maximum Sales Charge (Load) Imposed on	Class A	Class Y

Purchases (as a percentage of offering
price) .............................................................	None	None
Maximum Deferred Sales Charge (Load) (as
a percentage of the lower of purchase or
sale price .......................................................	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer U.S. Government Money Market Fund (Current)

(Acquired Fund)(1)

	Class A merging	Class R merging	Class Y merging
	into Acquiring	into Acquiring	into Acquiring
Management Fees	Fund Class A	Fund Class A	Fund Class Y
	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees ..............................	0.15%	0.50%	0.00%
Other Expenses.................................................................	0.20%	0.19%	0.14%
Total Annual Fund Operating Expenses ......................	0.70%	1.04%	0.49%
Victory Pioneer U.S. Government Money Market Fund (Pro Forma)
(Acquiring Fund)
Management Fees	Class A		Class Y
	0.35%	0.35%
Distribution and Service (12b-1) Fees .....................................		0.15%	0.00%
Other Expenses(2) .....................................................................		0.22%	0.16%
Total Annual Fund Operating Expenses .............................		0.72%	0.51%
Fee Waiver/Expense Reimbursement(3) ...................................		(0.17)%	(0.02)%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement(3) ......................		0.55%	0.49%
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(1)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above for Class R and Class Y have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses for Class R and Class Y have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. While the Acquired Fund’s Total Annual Fund Operating Expenses in the table above for Class A matches the total annual fund operating expenses reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024, the Acquired Fund’s Total Annual Fund Operating Expenses for Class A reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(3)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the Reorganization so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. As of June 30, 2024, the Acquired Fund’s most recent semi-annual period, the contractual limit would have been: 0.55% and 0.49% of the Fund’s Class A and Class Y shares, respectively. The contractual limits may be different at the time of the closing of the Reorganization. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Fund’s Board of Trustees.

Expense examples: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares

(with or without redemption)

1		3	5	10
Pioneer U.S. Government Money Market Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A .........................	$72	$224	$390	$871
Class R merging into Acquiring Fund Class A..........................	106	331	574	1,271
Class Y merging into Acquiring Fund Class Y .........................	50	157	274	616
Victory Pioneer U.S. Government Money Market Fund (Pro
Forma) (Acquiring Fund)
Class A ......................................................................................	$56	$176	$347	$844
Class Y ......................................................................................	50	157	279	634

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Victory Pioneer U.S. Government
	Pioneer U.S. Government Money	Money Market Fund
	Market Fund (Acquired Fund)	(Acquiring Fund)
Investment Objective	Preservation of capital, liquidity,	Same
and current income.
Principal Investment Strategy	The fund is a government money	Same
market fund. The fund seeks to
295
Victory Pioneer U.S. Government
Pioneer U.S. Government Money	Money Market Fund
Market Fund (Acquired Fund)	(Acquiring Fund)

maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities issued by the U.S. government and its agencies and instrumentalities.

The fund will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. In addition, under normal circumstances, the fund will invest at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser’s assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer’s credit quality.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

296

	Pioneer U.S. Government Money	Victory Pioneer U.S. Government
	Market Fund	Money Market Fund
Principal Investment Risk	(Acquired Fund)	(Acquiring Fund)
Risks of investing in a	X	X
government money market
fund
Interest rate and market risk	X	X

Credit risk	X	X

Yield risk	X	X

Extension risk	X	X

Portfolio selection risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Repurchase agreement risk	X	X

Liquidity risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Acquired Fund over time.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual- Funds or by calling 1-800-225-6292.

Prior to November 13, 2015, the Acquired Fund operated as a “prime” money market fund. Performance shown for periods prior to November 13, 2015 reflect the Acquired Fund’s former investment strategy.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

297

Annual return Class A shares (%) (Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	1.22%	10/01/2023 to	12/31/2023
Lowest Calendar Quarter	0.00%	07/01/2021 to	09/30/2021

Average annual total return (%)

(for periods ended December 31, 2024)

			10 Years
	1 Year	5 Years	(or Life of
			Class)
Class A	4.75%	2.17%	1.38%

Class R	4.35%	1.90%	1.53%1

Class Y	4.81%	2.20%	1.44%

1 Inception date is August 1, 2017.

Comparison of Portfolio Management Team

The Victory Pioneer U.S. Government Money Market Fund is expected to have the same portfolio managers that manage the Pioneer U.S. Government Money Market Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Timothy Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the fund since 2021)

•Gregory R. Palmer, Vice President of Amundi US (portfolio manager of the fund since 2020)

See Exhibit D for information about the members of the Victory Pioneer U.S. Government Money Market Fund’s portfolio management team.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSAL

Principal Risks

The principal risks of the Acquired Funds and the Acquiring Funds will be substantially similar. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund and each Acquired Fund in “Comparison of Investment Objective(s), Principal Investment Strategies, and Principal Risks” above. You may lose money by investing in any of these Funds.

298

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange rights. Please see Exhibit D for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:

•Shareholders of the Acquiring Funds will be limited to exchanges among the Acquiring Funds and exchanges will not be available among the broader family of Victory funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Victory funds maintain different transfer agents. While Victory Capital expects that shareholders will be able to exchange their shares for shares of any other fund within the broader family of Victory funds within 12 months, there can be no assurance that the exchange feature will be available within that time frame.

•Additional purchases of Class A shares of the Acquiring Funds that pursue fixed income investment strategies may be subject to lower sales charges than they would have been under the sales charge schedule applicable to additional Class A purchases of the corresponding Acquired Funds. See Exhibit D for a comparison of the sales charge schedules applicable to Class A shares of the Acquired Funds and the Acquiring Funds.

•Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However, there are some differences between the Acquired Funds’ and the Acquiring Funds’ policies and procedures regarding market timing. For example, if an Acquired Fund investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from an Acquired Fund, that investor will be prevented (or “blocked”) from purchasing shares of the Acquired (including purchases that are a part of an exchange transaction) for 90 calendar days after the redemption. Under the Acquiring Funds’ policies and procedures, a shareholder’s trading privileges are suspended (other than redemption of Acquiring Fund shares) if the shareholder has a history of three short-term transactions within 90 days or less. The Acquired Funds have implemented a “zero-tolerance” policy with respect to identified market timing activity in the Acquired Funds.

Jurisdiction of Organization

The Acquired Funds and the Acquiring Funds are structured as open-end management investment companies organized as series of Delaware statutory trusts. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The following is a summary of certain terms of each Plan of Reorganization, copies of which is attached to this Proxy Statement/Prospectus as Exhibit A:

•Each Reorganization is expected to be effective on or about April 1, 2025, subject to approval by Acquired Fund shareholders and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization is expected to occur as soon as is conveniently practicable.

•On the closing date of each Reorganization, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Reorganization Shares to the Acquired Fund. The value of each Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Plan of Reorganization. The Reorganization Shares will have an aggregate net asset value on the closing date of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund.

299

•Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund owns certain securities that may be restricted as to transfer due to sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) (the “Residual Restricted Securities”). Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund is expected to engage in alternative transaction steps that are intended to allow for the Reorganization of such Acquired Fund to be completed in compliance with the sanctions. Each such Reorganization will be effected through a series of transaction steps designed to comply with the OFAC Restrictions. As a result of these transaction steps, at the time of the Reorganization, the sole assets of each of these Acquired Funds will be the Residual Restricted Securities, and each such Acquired Fund will become a wholly-owned subsidiary of each Acquiring Fund. Each of these Acquired Funds will elect to become a “disregarded entity” for federal tax law as of the day after the closing of the Reorganization. Each Reorganization is nevertheless expected to be a “reorganization” for U.S. federal income tax purposes. You are urged to consult with your tax advisor concerning the tax consequences of the Reorganizations.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Plan of Reorganization, including, among other things:

•The Transaction between the Amundi Parties and Victory Holdings closes.

•The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•The shareholders of the Acquired Fund will have approved the Plan of Reorganization by the requisite vote of a majority of the outstanding voting securities.

•The Acquired Fund and the corresponding Acquiring Fund will have received an opinion from Sidley Austin LLP substantially to the effect that the Reorganization will be a “reorganization” for U.S. federal income tax purposes, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” Neither the Acquiring Fund nor the corresponding Acquired Fund may waive this condition.

Termination of the Plan of Reorganization

The Plan of Reorganization and the transactions contemplated by it may be terminated by the Acquired Trusts, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that the Plan of Reorganization, and the transactions contemplated thereby, are no longer in the best

300

interests of the shareholders of such Acquiring Fund or Acquired Fund. The Plan of Reorganization also will terminate in the event of the termination of the Contribution Agreement in accordance with its terms.

If the Plan of Reorganization is terminated in accordance with the above, then the termination will be without liability of any party; provided however that if the termination results from the material breach by a party of a covenant or agreement of such party contained in Plan of Reorganization, then such party responsible for the material breach will be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party. If a Plan of Reorganization is terminated or if the closing of the Reorganizations do not occur, Amundi US has agreed to pay or reimburse each Acquired Trust and Acquired Fund for all such costs and expenses of such Acquired Trust and Acquired Fund, without regard to any right to seek reimbursement from Victory Capital.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code of 1986 (“Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

With respect to each Reorganization, it is a condition of closing of the Reorganization that Victory Portfolios IV, on behalf of the Acquiring Fund, and the applicable Acquired Trust, on behalf of the Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to Victory Portfolios IV, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•(i) the transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the Acquiring Fund shares (including fractional shares) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund shares to the Acquired Fund shareholders, and (ii) the termination, dissolution and liquidation of the Acquired Fund, all pursuant to the Plan of Reorganization, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders followed by the complete, termination, dissolution and liquidation of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund shareholders upon the receipt of their Acquiring Fund shares pursuant to the Reorganization;

•the aggregate tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

301

•the holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization;

•the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization; and

•the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund.

•The Pioneer High Yield Fund has net capital losses from prior tax years. Net Capital losses generally may be carried forward and used to offset net capital gains in succeeding years until they have been reduced to zero. However, because the Pioneer High Yield Fund has experienced an “ownership change”, the Pioneer High Yield Fund’s ability to use these capital losses carryovers to offset net capital gains in succeeding years is subject to an annual limitation. An ownership change occurs when one or more shareholders who own at least 5% of the Pioneer High Yield Fund’s shares (taking into account certain aggregation rules) cumulatively increase their ownership by more than 50% during a three-year testing period. Because the Pioneer High Yield Fund Fund’s ability to use its capital loss carryovers to offset net capital gains in succeeding years is subject to an annual limitation, the Pioneer High Yield Fund may be required to distribute more taxable dividends to its shareholders to retain its status as a regulated investment company and avoid being subject to U.S. federal income and excise tax. $317,540,987 of the Pioneer High Yield Fund’s capital loss carryforwards reflected in the table above are subject to such annual limitation.

The opinions of Sidley Austin LLP relating to the Reorganizations will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinions, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Funds and the Acquired Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the operative documents. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.

Each of Pioneer Equity Premium Income Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Value Fund, Pioneer High Yield Fund, Pioneer International Equity Fund, Pioneer Multi-Asset Income Fund and Pioneer Strategic Income Fund owns Residual Restricted Securities. Each of those Acquired Funds is expected to engage in alternative transaction steps that are intended to allow for the transfer of beneficial ownership of the Residual Restricted Securities from the applicable Acquired Fund to the applicable Acquiring Fund in compliance with the sanctions. The Reorganizations completed under these alternative transaction steps are nevertheless expected to qualify as “reorganizations” for U.S. federal income tax purposes, but the U.S. federal income tax opinion that will be provided by Sidley Austin LLP with respect to those Reorganizations will differ from the tax opinion described above. The tax year of each the Acquired Funds is expected to continue with its corresponding Acquiring Fund. As a result, each such Acquired Fund is not obligated to distribute its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net realized capital gains (if any) prior to the Reorganization but it may decide to make such a distribution anyway.

Assuming the applicable Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, as expected, the applicable Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund, if any, will be available to offset future gains recognized by the corresponding Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of an Acquiring Fund, as the successor in interest to an Acquired Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Any such redemption is expected to be a taxable transaction to shareholders (other than shareholders in tax-deferred arrangements), with

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such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Acquired Fund shares and the amount of cash or the value of other property received.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganizations.

Board Deliberations Regarding the Proposal

At meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, December 16, 2024, and December 30, 2024, the Board of each of the Acquired Funds met to consider the Reorganizations. At these meetings, which included meetings of the full Board and separate meetings of the Independent Trustees, and at meetings of the Independent Trustees held on May 23, 2024, June 24, 2024, August 19, 2024, and October 29, 2024, the Board or the Independent Trustees, as the case may be, considered, among other things, whether it would be in the best interests of each Acquired Fund and its shareholders to approve the Reorganization with respect to that Acquired Fund, and the anticipated impacts of the Reorganization and the Transaction on the Acquired Fund’s shareholders.

To assist the Board in its consideration of the Reorganization, Victory Capital provided extensive information to the Board regarding the Transaction, the Reorganization and the Plan of Reorganization. Before and during the December 30, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the Reorganization, the Independent Trustees worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Independent Trustees’ requests for information sought information relevant to the Board’s consideration of the Reorganization and other anticipated impacts of the Transaction on the Acquired Fund and its shareholders. In addition, the Board formed a Transaction Sub-Committee comprised solely of Independent Trustees to assist the Board in its consideration of the Reorganization and the Transaction. The Board and the Transaction Sub- Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the Reorganization and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the Reorganization and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, and made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.

The Board received and considered information regarding the structure of the Transaction. The Board received and considered information regarding Victory Capital’s business and operating structure, scale of operations, leadership and reputation. The Board received and considered information regarding the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Victory Capital. The Board received and considered information regarding Victory Capital’s investment management capabilities and plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a planned Victory Capital investment franchise, and plans to operate the Acquiring Fund using the same investment approach under which the Acquired Fund is managed.

The Board received and considered information regarding the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Acquiring Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also considered information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services to the Acquiring Fund. The Board also considered information regarding Victory Capital’s financial condition and its ability to provide a high level of service to the Acquiring Fund and continuously invest and re-invest in its investment management business.

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The Board received and considered information about the distribution capabilities and resources of Victory Capital. The Board also received and considered information about the shareholder services that would be available to shareholders of the Acquiring Fund. The Board received and considered information about Victory Capital’s investment reputation, broad product line, service quality and industry relationships, and its depth in resources and experience, including experience in acquisitions. The Board received and considered information about the benefits Victory Capital’s asset management business could provide to Acquired Fund shareholders.

The Board received and considered information regarding Victory Capital’s key service providers, including distribution, custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Acquired Fund’s service providers, and Victory Capital’s plans to propose to transition from certain of the Pioneer Funds’ current service providers, including distribution and fund administration, to the Victory Funds’ service providers following the consummation of the Reorganization. The Board noted that Victory Capital will provide administration services to the Acquiring Funds. The Trustees considered that the fees Victory Capital charges for administration services are higher than the fees that Amundi US receives as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Acquiring Fund for at least three years following the completion of the Reorganization.

The information provided to the Board also included information about the Reorganization, including the investment strategy of the Acquiring Fund; the fees and expenses of the Acquiring Fund, including the advisory fee rate and any applicable breakpoints as assets increase; the expense limitation arrangements proposed to be implemented for the Acquiring Fund following the Reorganization, as applicable; information about the Acquiring Fund’s valuation practices and procedures; and information about the expected tax-free nature of the Reorganization.

The Board also received and considered information about the Acquiring Trust, and the similarities and differences in shareholder rights under the Declaration of Trust of the Acquiring Trust and the Acquired Fund’s Acquired Trust. It was noted that the Independent Trustees of the Acquired Fund had been elected to the Board of Trustees of the Acquiring Trust by the initial shareholder of the Acquiring Trust, and would provide the same oversight of the Acquiring Fund as they currently provide to the Acquired Fund.

Prior to voting on the Plan of Reorganization, the Independent Trustees reviewed the Transaction, the Reorganization and the Plan of Reorganization with representatives of Amundi US and Victory Capital, counsel to the Acquired Fund and counsel to the Independent Trustees. The Independent Trustees also reviewed the Transaction, the Reorganization and the Plan of Reorganization with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Acquired Fund were present.

In connection with the Board’s review of the Reorganization and the Plan of Reorganization, the Board considered, among other factors:

(i)that, in the Transaction, Amundi US would be combined into Victory Capital in exchange for shares of Victory Capital issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital, and that Amundi and Victory Capital would establish a long-term reciprocal distribution partnership;

(ii)representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii)the nature, quality and extent of services to be provided to the Acquiring Fund and its shareholders by Victory Capital;

(iv)that Victory Capital has informed the Board that the current portfolio managers of the Acquired Fund are expected to continue to act as portfolio managers of the Acquiring Fund following the consummation of the Reorganization as members of Pioneer Investments, a Victory Capital investment franchise, managing the Acquiring Fund using the same investment approach under

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which the Acquired Fund is currently managed, and the Board considered the historical investment performance record of the Acquired Fund under such investment approach;

(v)the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Acquiring Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi)Victory Capital’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Fund to grow assets and lower fees and expenses through increased economies of scale;

(vii)Victory Capital’s broad distribution network and a larger fund family of Victory Funds may also provide opportunities for asset growth for the Acquired Fund and economies of scale through the potential to negotiate lower fee rates from service providers and to determine fees based on the assets of the entire Victory Fund complex;

(viii)the fact that the contractual advisory fee rate payable by the Acquiring Fund would be the same as the contractual advisory fee rate payable by the Acquired Fund;

(ix)the fact that the Board received and considered full comparative fee and expense data in connection with its approval of the continuance of the Acquired Fund’s investment advisory agreement with Amundi US at in-person meetings held on September 17, 2024;

(x)Victory Capital’s plans to propose the transition from certain of the Acquired Fund’s current service providers, including distribution and fund administration, to the Victory Funds’ service providers following the consummation of the Reorganization;

(xi)that Victory Capital has agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses of the Acquiring Fund so that the Acquiring Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) the total net annual operating expenses of the Acquired Fund as of the end of the Acquired Fund’s most recent fiscal year, at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to recoupment;

(xii)that the investment objective(s) of the Acquiring Fund would be the same as that of the Acquired Fund, except that, for Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund and Pioneer High Yield Fund, the Acquiring Fund’s investment objective would not be fundamental and can be changed without shareholder approval;

(xiii)that the principal investment strategies and principal risks of the Acquiring Fund would be the same as those of the Acquired Fund, except that, for Pioneer Balanced ESG Fund, Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Growth Fund and Pioneer Global Sustainable Value Fund, the Acquiring Fund would not be required to invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that the adviser believes adhere to “ESG criteria,” and for Pioneer Balanced ESG Fund, the Acquiring Fund’s minimum allocations to equity and debt securities would be lower and its maximum equity allocation would be higher, and that Victory Pioneer Fund will also not be subject to certain ESG-related restrictions to which Pioneer Fund is subject;

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(xiv)that Victory Capital has acquired and integrated several investment management companies;

(xv)the potential benefits to the shareholders of the Acquired Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital, that may be achieved from the Reorganization;

(xvi)plans for Victory Capital to adopt Amundi US’s valuation practices and procedures, such that there would be no differences between the valuation practices and procedures of the Acquired Fund and the valuation practices and procedures of the Acquiring Fund at the time of the closing of the Reorganization;

(xvii)the fact that Amundi US and Victory Capital would pay all of the costs and expenses of the Acquired Fund arising in connection with the Reorganization;

(xviii)the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes;

(xix)the terms and conditions of the Plan of Reorganization;

(xx)that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xxi)that Victory Capital and Amundi have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Fund;

(xxii)the similarities and differences in shareholder rights under the Declaration of Trust of the Acquiring Trust and the Acquired Trust;

(xxiii)that the Independent Trustees of the Acquired Fund had been elected to the Board of Trustees of the Acquiring Trust by the initial shareholder of the Acquiring Trust, and would provide the same oversight of the Acquiring Fund as they currently provide to the Acquired Fund; and

(xxiv)the ability of the shareholders of the Acquired Fund to redeem their shares.

The Board also considered alternatives to the Reorganization. The Board determined to negotiate what it believes is in the best interests of shareholders of the Acquired Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board concluded that each Reorganization would be in the best interest of the applicable Acquired Fund and that the interests of shareholders of the Acquired Fund would not be diluted as a result of the Reorganization, approved the Plan of Reorganization and recommended that shareholders of each Acquired Fund approve the Plan of Reorganization with respect to their Fund.

In addition to the approval of the Board of each of the Acquired Funds, the Board of Victory Portfolios IV also separately met to consider information provided by Amundi US and Victory Capital concerning the Acquired Funds, the Transaction and the proposed Reorganizations. As noted above, the Independent Trustees of the Acquired Funds have been elected to the Board of Trustees of the Acquiring Funds and also considered the Transaction and the proposed Reorganizations as Trustees of the Acquiring Funds. The Board of the Acquiring Funds, including the Independent Trustees thereof, also determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

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Board Recommendation and Required Vote

The Board of Trustees consists of eight Trustees, of which seven Trustees are not “interested persons” of the Funds. After the meetings and deliberations described above, all of the Trustees unanimously recommended approval of (i.e., vote FOR) the Plan of Reorganization. At a meeting on December 30, 2024, the Trustees present at the meeting (seven of the eight Trustees) unanimously approved the Plan of Reorganization.

For each Acquired Fund, the Plan of Reorganization must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Plan of Reorganization is not approved for an Acquired Fund, the Board of such Acquired Fund will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would be effective on or about April 1, 2025.

Agreement Between Amundi and Victory Holdings Regarding the Reorganizations

On July 8, 2024, Victory Capital Holdings, Inc. (“Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds.

The closing of the Transaction, which is expected to be effective on or about April 1, 2025, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds). The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction. Upon closing of the Transaction, the investment professionals of Amundi US are expected to become employees of Victory Capital. Under the Contribution Agreement, the parties have agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f), which establishes a non-exclusive safe harbor for the receipt of any amount or benefit by an investment adviser to a registered investment company or an affiliated person of such adviser in connection with the sale of securities of, or a sale of any other interest in, the adviser that results in an assignment of the fund’s advisory contract, provided certain conditions are satisfied.

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if an Acquired Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization and/or if enough private fund or account clients of Amundi US do not provide their consent. If the Transaction is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Amundi US as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Amundi US will terminate by its terms and in accordance with the 1940 Act. At that point, the Board of the applicable Acquired Fund may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) identifying another adviser to serve as the adviser for the Acquired Fund; or (2)

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liquidating the Acquired Fund. The Contribution Agreement provides for an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization.

Comparison of Investment Advisers and Investment Advisory Fees

About Amundi Asset Management US, Inc.

Amundi US, located at 60 State Street, Boston, Massachusetts 02109, is the Acquired Funds’ investment adviser. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of September 30, 2024, Amundi had more than $2.4 trillion in assets under management worldwide. As of September 30, 2024, Amundi US (and its U.S. affiliates) had over $114 billion in assets under management.

For the advisory services provided and expenses assumed by it under each Management Agreement, Amundi US receives an annual fee from each Acquired Fund, which is accrued daily and paid monthly (or more frequently). The table below sets forth (1) the advisory fee rate payable by each Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by each Acquired Fund during its most recent fiscal year end after expense limitations and fee waivers (which may not equal the Acquired Fund Management Fees shown above under “Comparison of Current and Pro Forma Expenses” because where noted certain Acquired Funds show management fees based on the six-month period covered in the Acquired Fund’s most recent Form N-CSRS filing).

	Advisory Fee Rate	Net Advisory Fee
		Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
Pioneer AMT-Free Municipal Fund	0.50% of the Fund’s average	0.45%
	daily net assets up to $250
	million
	0.45% of the next $500
	million of the Fund’s average
	daily net assets
	0.40% the next $1.25 billion
	of the Fund’s average daily
	net assets
	0.35% of the Fund’s average
	daily net assets over $2 billion
Pioneer Balanced ESG Fund	0.50% of the Fund’s average	0.50%
	daily net assets up to $1
	billion
	0.45% of the Fund’s average
	daily net assets over $1 billion
Pioneer Bond Fund	0.40% of the Fund’s average	0.29%
	daily net assets up to $500
	million
	0.35% of the Fund’s average
	daily net assets on the next
	$500 million
	0.30% of the Fund’s average
	daily net assets on the next $1
	billion
	0.25% of the Fund’s average
	daily net assets on the next $8
	billion
	0.225% of the Fund’s average
	daily net assets over $10
	308
		Net Advisory Fee
	Advisory Fee Rate	Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
	billion
Pioneer CAT Bond Fund	1.20% of the Fund’s average	1.20%
	daily net assets up to $1
	billion
	1.00% of the Fund’s average
	daily net assets over $1 billion
Pioneer Core Equity Fund	0.50% of the Fund’s average	0.50%
	daily net assets up to $5
	billion
	0.45% of the Fund’s average
	daily net assets over $5 billion
Pioneer Active Credit Fund	0.50% of the Fund’s average	0.50%
	daily net assets up to $1
	billion
	0.45% on the Fund’s average
	daily net assets over $1 billion
Pioneer Disciplined Growth Fund	0.65% of the Fund’s average	0.63%
	daily net assets up to $1
	billion
	0.60% of the Fund’s average
	daily net assets on the next $4
	billion
	0.55% of the Fund’s average
	daily net assets over $5 billion
Pioneer Disciplined Value Fund	0.40% of the Fund’s average	0.40%
	daily net assets up to $5
	billion
	0.35% of the Fund’s average
	daily net assets over $5 billion
Pioneer Equity Income Fund	0.60% of the Fund’s average	0.60%
	daily net assets up to $10
	billion
	0.575% of the Fund’s average
	daily net assets over $10
	billion
Pioneer Equity Premium Income Fund	0.70% of the Fund’s average	0.70%
	daily net assets up to $1
	billion
	0.675% of the next $1 billion
	of the Fund’s average daily
	net assets
	0.65% of the Fund’s average
	daily net assets over $2 billion
Pioneer Floating Rate Fund	0.60% of the Fund’s average	0.60%
	daily net assets up to $500
	million

0.55% of the next $1.5 billion of the Fund’s average daily net assets

0.50% of the Fund’s average daily net assets over $2 billion

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		Net Advisory Fee
	Advisory Fee Rate	Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
Pioneer Fund	A fee composed of a basic fee	0.56%
	and a performance
	adjustment:
	Basic Fee: 0.60% per annum
	of the Fund’s average daily
	net assets up to $7.5 billion
	0.575% of the next $2.5
	billion
	0.55% of the excess over $10
	billion
	Performance Adjustment: The
	investment performance of the
	Fund is compared to the
	Standard & Poor’s 500 Index.
	The basic fee can increase or
	decrease by a maximum of
	0.10%, depending on the
	performance of the Fund’s
	Class A shares relative to the
	index. The performance
	comparison is made for a
	rolling 36-month period.
	In addition, the Fund’s adviser
	contractually limits any
	positive adjustment of the
	fund’s management fee to
	0.10% of the fund’s average
	daily net assets on an annual
	basis (i.e., to a maximum
	annual fee of 0.70% after the
	performance adjustment).
Pioneer Fundamental Growth Fund	0.65% of the Fund’s average	0.61%
	daily net assets up to $1
	billion
	0.60% of the next $6.5 billion
	of the Fund’s average daily
	net assets
	0.55% of the Fund’s average
	daily net assets over $7.5
	billion
Pioneer Global Sustainable Equity Fund	0.65% of the Fund’s average	0.65%
	daily net assets up to $1
	billion
	0.60% of the Fund’s average
	daily net assets over $1 billion
Pioneer Global Sustainable Growth	0.65% of the Fund’s average	0.65%
Fund	daily net assets up to $1
	billion
	310
		Net Advisory Fee
	Advisory Fee Rate	Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
	0.60% of the Fund’s average
	daily net assets over $1 billion
Pioneer Global Sustainable Value Fund	0.65% of the Fund’s average	0.65%
	daily net assets up to $1
	billion
	0.60% of the Fund’s average
	daily net assets over $1 billion
Pioneer High Income Municipal Fund	0.50% of the Fund’s average	0.48%
	daily net assets up to $500
	million
	0.475% on the next $500
	million of the Fund’s average
	daily net assets
	0.45% on the Fund’s average
	daily net assets over $1 billion
Pioneer High Yield Fund	0.70% of the Fund’s average	0.69%
	daily net assets up to $500
	million
	0.65% of the next $500
	million of the Fund’s average
	daily net assets
	0.60% of the next $500
	million of the Fund’s average
	daily net assets
	0.55% of the next $500
	million of the Fund’s average
	daily net assets
	0.45% of the next $6 billion
	of the Fund’s average daily
	net assets
	0.40% of the next $1 billion
	of the Fund’s average daily
	net assets
	0.35% of the next $1 billion
	of the Fund’s average daily
	net assets
	0.30% of the Fund’s average
	daily net assets over $10
	billion
Pioneer International Equity Fund	0.65% of the Fund’s average	0.65%
	daily net assets up to $1
	billion
	0.60% of the Fund’s average
	daily net assets over $1 billion
Pioneer Intrinsic Value Fund	0.45% of the Fund’s average	0.45%
	daily net assets up to $1
	billion
	0.40% of the Fund’s average
	daily net assets over $1 billion
Pioneer Mid Cap Value Fund	A fee composed of a basic fee	0.76%
	and a performance
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Net Advisory Fee
	Advisory Fee Rate	Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
adjustment:
Basic Fee: 0.70% of the
Fund’s average daily net
assets up to $500 million
0.65% on the next $500
million
0.625% on the next $3 billion,
and 0.60% on the excess over
$4 billion
Performance Adjustment: The
investment performance of the
Fund is compared to the
Russell Midcap Value Index.
The basic fee can increase or
decrease by a maximum of
0.10%, depending on the
performance of the Fund’s
Class A shares relative to the
index. The performance
comparison is made for a
rolling 36-month period.
In addition, the Fund’s adviser
contractually limits any
positive adjustment of the
fund’s management fee to
0.10% of the fund’s average
daily net assets on an annual
basis (i.e., to a maximum
annual fee of 0.80% after the
performance adjustment).
Pioneer Multi-Asset Income Fund	0.50% of the Fund’s average	0.47%
daily net assets up to $1
billion
0.45% of the next $4 billion
of the Fund’s average daily
net assets
0.40% of the Fund’s average
daily net assets over $5 billion
Pioneer Multi-Asset Ultrashort Income	0.35% of the Fund’s average	0.31%
Fund	daily net assets up to $1
billion
0.30% of the next $4 billion
of the Fund’s average daily

net assets

0.25% of the next $2.5 billion of the Fund’s average daily net assets

0.20% of the Fund’s average

312

		Net Advisory Fee
	Advisory Fee Rate	Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
	daily net assets over $7.5
	billion
Pioneer Securitized Income Fund	0.55% of the Fund’s average	0.55%
	daily net assets up to $1
	billion
	0.50% of the Fund’s average
	daily net assets over $1 billion
Pioneer Select Mid Cap Growth Fund	0.625% of the Fund’s	0.60%
	average daily net assets up to
	$500 million
	0.60% of the next $500
	million of the Fund’s average
	daily net assets
	0.575% of the next $4 billion
	of the Fund’s average daily
	net assets
	0.55% of the Fund’s average
	daily net assets over $5 billion
Pioneer Short Term Income Fund	0.35% of the Fund’s average	0.35%
	daily net assets up to $1
	billion
	0.30% of the Fund’s average
	daily net assets over $1 billion
Pioneer Solutions - Balanced Fund	0.00%(1)	0.00%
Pioneer Strategic Income Fund	0.60% of the Fund’s average	0.56%
	daily net assets up to $1
	billion
	0.55% of the next $9 billion
	of the Fund’s average daily
	net assets
	0.50% of the Fund’s average
	daily net assets over $10
	billion
Pioneer U.S. Government Money	0.35% of the Fund’s average	0.35%
Market Fund	daily net assets up to $1
	billion

0.30% of the Fund’s average daily net assets over $1 billion

_______________

(1)The Fund does not pay a direct management fee to Amundi US. However, the Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests.

A discussion regarding the basis for each Pioneer Fund’s approval of the advisory agreements for the Acquired Funds is available in the Acquired Funds’ reports filed on Form N-CSR for the applicable fiscal period.

About Victory Capital Management Inc.

Victory Capital will serve as the investment adviser to each of the Acquiring Funds. Victory Capital is a New York corporation registered as an investment adviser under the Investment Advisers Act of 1940. Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Portfolios IV. As of September 30, 2024, Victory Capital managed or advised assets

313

totaling in excess of $181.1 billion for individual and institutional clients. Victory Capital’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.

Under its management agreement with Victory Portfolios IV on behalf of the Acquiring Funds, Victory Capital will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund. For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquiring Funds:

Advisory Fee Rate
Under Management Agreement
Acquired Fund	(Calculated Daily and Paid Monthly)
Victory Pioneer AMT-Free Municipal Fund	0.50% of the Fund’s average daily net assets up to $250
million
0.45% of the next $500 million of the Fund’s average
daily net assets
0.40% the next $1.25 billion of the Fund’s average daily net assets
0.35% of the Fund’s average daily net assets over $2 billion
Victory Pioneer Balanced Fund	0.50% of the Fund’s average daily net assets up to $1
billion
0.45% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Bond Fund	0.40% of the Fund’s average daily net assets up to $500
million
0.35% of the Fund’s average daily net assets on the next
$500 million
0.30% of the Fund’s average daily net assets on the next $1
billion
0.25% of the Fund’s average daily net assets on the next $8
billion
0.225% of the Fund’s average daily net assets over $10
billion
Victory Pioneer CAT Bond Fund	1.20% of the Fund’s average daily net assets up to $1
billion
1.00% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Core Equity Fund	0.50% of the Fund’s average daily net assets up to $5
billion
0.45% of the Fund’s average daily net assets over $5 billion
Victory Pioneer Active Credit Fund	0.50% of the Fund’s average daily net assets up to $1
billion
0.45% on the Fund’s average daily net assets over $1
billion
Victory Pioneer Disciplined Growth Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the Fund’s average daily net assets on the next $4
billion
0.55% of the Fund’s average daily net assets over $5 billion
Victory Pioneer Disciplined Value Fund	0.40% of the Fund’s average daily net assets up to $5
billion
0.35% of the Fund’s average daily net assets over $5 billion
Victory Pioneer Equity Income Fund	0.60% of the Fund’s average daily net assets up to $10
billion
0.575% of the Fund’s average daily net assets over $10
billion
314
Advisory Fee Rate
Under Management Agreement
Acquired Fund	(Calculated Daily and Paid Monthly)
Victory Pioneer Equity Premium Income Fund	0.70% of the Fund’s average daily net assets up to $1
billion
0.675% of the next $1 billion of the Fund’s average daily
net assets
0.65% of the Fund’s average daily net assets over $2 billion
Victory Pioneer Floating Rate Fund	0.60% of the Fund’s average daily net assets up to $500
million
0.55% of the next $1.5 billion of the Fund’s average daily
net assets
0.50% of the Fund’s average daily net assets over $2 billion
Victory Pioneer Fund	A fee composed of a basic fee and a performance
adjustment:
Basic Fee: 0.60% per annum of the Fund’s average daily
net assets up to $7.5 billion 0.575% of the next $2.5 billion
0.55% of the excess over $10 billion
Performance Adjustment: The investment performance of
the Fund is compared to the Standard & Poor’s 500 Index.
The basic fee as a % of Fund assets can increase or
decrease by a maximum of 0.10%, depending on the
performance of the Fund’s Class A shares relative to the
index. The performance comparison is made for a rolling
36-month period.
In addition, the Fund’s adviser contractually limits any
positive adjustment of the fund’s management fee to 0.10%
of the fund’s average daily net assets on an annual basis
(i.e., to a maximum annual fee of 0.70% after the
performance adjustment).
Victory Pioneer Fundamental Growth Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the next $6.5 billion of the Fund’s average daily
net assets
0.55% of the Fund’s average daily net assets over $7.5
billion
Victory Pioneer Global Equity Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Global Growth Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Global Value Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the Fund’s average daily net assets over $1 billion
Victory Pioneer High Income Municipal Fund	0.50% of the Fund’s average daily net assets up to $500
million
0.475% on the next $500 million of the Fund’s average
daily net assets
0.45% on the Fund’s average daily net assets over $1
billion
315
Advisory Fee Rate
Under Management Agreement
Acquired Fund	(Calculated Daily and Paid Monthly)
Victory Pioneer High Yield Fund	0.70% of the Fund’s average daily net assets up to $500
million
0.65% of the next $500 million of the Fund’s average daily
net assets
0.60% of the next $500 million of the Fund’s average daily
net assets
0.55% of the next $500 million of the Fund’s average daily
net assets
0.45% of the next $6 billion of the Fund’s average daily net assets
0.40% of the next $1 billion of the Fund’s average daily net assets
0.35% of the next $1 billion of the Fund’s average daily net assets
0.30% of the Fund’s average daily net assets over $10
billion
Victory Pioneer International Equity Fund	0.65% of the Fund’s average daily net assets up to $1
billion
0.60% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Intrinsic Value Fund	0.45% of the Fund’s average daily net assets up to $1
billion
0.40% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Mid Cap Value Fund	A fee composed of a basic fee and a performance
adjustment:
Basic Fee: 0.70% of the Fund’s average daily net assets up
to $500 million
0.65% on the next $500 million
0.625% on the next $3 billion, and 0.60% on the excess
over $4 billion
Performance Adjustment: The investment performance of
the Fund is compared to the Russell Midcap Value Index.
The basic fee as a % of Fund assets can increase or
decrease by a maximum of 0.10%, depending on the
performance of the Fund’s Class A shares relative to the
index. The performance comparison is made for a rolling
36-month period.
In addition, the Fund’s adviser contractually limits any
positive adjustment of the fund’s management fee to 0.10%
of the fund’s average daily net assets on an annual basis
(i.e., to a maximum annual fee of 0.80% after the
performance adjustment).
Victory Pioneer Multi-Asset Income Fund	0.50% of the Fund’s average daily net assets up to $1
billion
0.45% of the next $4 billion of the Fund’s average daily net assets
0.40% of the Fund’s average daily net assets over $5 billion
Victory Pioneer Multi-Asset Ultrashort Income	0.35% of the Fund’s average daily net assets up to $1
Fund	billion
316
Advisory Fee Rate
Under Management Agreement
Acquired Fund	(Calculated Daily and Paid Monthly)
0.30% of the next $4 billion of the Fund’s average daily net assets
0.25% of the next $2.5 billion of the Fund’s average daily
net assets
0.20% of the Fund’s average daily net assets over $7.5
billion
Victory Pioneer Securitized Income Fund	0.55% of the Fund’s average daily net assets up to $1
billion
0.50% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Select Mid Cap Growth Fund	0.625% of the Fund’s average daily net assets up to $500
million
0.60% of the next $500 million of the Fund’s average daily
net assets
0.575% of the next $4 billion of the Fund’s average daily
net assets
0.55% of the Fund’s average daily net assets over $5 billion
Victory Pioneer Short Term Income Fund	0.35% of the Fund’s average daily net assets up to $1
billion
0.30% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Solutions - Balanced Fund	0.00%(1)
Victory Pioneer Strategic Income Fund	0.60% of the Fund’s average daily net assets up to $1
billion
0.55% of the next $9 billion of the Fund’s average daily net assets
0.50% of the Fund’s average daily net assets over $10
billion
Victory Pioneer U.S. Government Money Market	0.35% of the Fund’s average daily net assets up to $1
Fund	billion
0.30% of the Fund’s average daily net assets over $1 billion
_______________

(1)The Fund will not pay a direct management fee to Victory Capital. However, the Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests.

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least three years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of each class of shares of each Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of such class (excluding certain items interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses not incurred in the ordinary course of such Fund’s business, and other expenditures that are capitalized in accordance with generally accepted accounting principles, if any) at a level that will be no higher than, either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. See “Comparison of Current and Pro Forma Expenses” in each Acquired Fund’s proposal for more details on Victory Capital’s Expense Limitation Agreement.

A discussion regarding the basis for the Victory Portfolios IV Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next report filed on Form N- CSR following the close of the Reorganizations.

317

Manager-of-Managers Structure —Acquiring Funds

Victory Capital (among other parties, including any other existing or future registered open-end management investment company or series thereof, such as Victory Portfolios IV and the Acquiring Funds) received an exemptive order from the SEC (ICA Release No.: 33,387 Mar. 5, 2019) that permits Victory Capital, subject to the approval of the Victory Portfolios IV Board, to appoint or replace certain sub-advisers to manage all or a portion of an Acquiring Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the “Victory order”). Under the terms of the Victory order, the manager-of- managers structure applies to sub-advisers that are not affiliated with the Acquiring Funds or Victory Capital.

Pursuant to the Victory order, Victory Capital, with the approval of the Victory Portfolios IV Board, would have the discretion to terminate any sub-adviser and allocate and reallocate an Acquiring Fund’s assets among Victory Capital and any other non-affiliated sub-advisers. Victory Capital, subject to oversight and supervision by the Victory Portfolios IV Board, has responsibility to oversee any sub-adviser to an Acquiring Fund and to recommend, for approval by the Victory Portfolios IV Board, the hiring, termination and replacement of sub-advisers for an Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund. In the event that Victory Capital hires a new sub-adviser pursuant to the multi-manager structure, shareholders will be provided information about the new sub-adviser and sub-advisory agreement within 60 days.

Use of the manager-of-managers structure would not diminish Victory Capital’s responsibilities to the Acquiring Funds under an advisory agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Victory Portfolios IV Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Victory Portfolios IV Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the Victory Portfolios IV Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Funds’ assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Use of the manager-of-managers structure in reliance on the Victory order has been approved by the initial shareholder of each Acquiring Fund, although Victory Capital does not currently intend to recommend any changes in reliance on the Victory order.

Like the Acquiring Funds, the Acquired Funds have also obtained an exemptive order from the SEC that permits Amundi US to hire and terminate a subadviser that is not affiliated with Amundi US without shareholder approval. None of the Acquired Funds currently employ a subadviser or rely on the manager-of-managers exemptive relief.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS
Service Provider	Acquired Funds	Acquiring Funds
Distributor...................................................	Amundi Distributor US, Inc.(1)	Victory Capital Services, Inc.
	60 State Street	4900 Tiedeman Road, 4th Floor
	Boston, Massachusetts 02109	Brooklyn, Ohio 44144(1)
Administrator/Fund Accountant...............	Amundi Asset Management US,	Victory Capital Management Inc.
	Inc.	15935 La Cantera Parkway, San
	60 State Street	Antonio, Texas 78256
Boston, Massachusetts 02109
318
Service Provider	Acquired Funds	Acquiring Funds
Sub-Administrator/Sub-Fund	The Bank of New York Mellon	The Bank of New York Mellon
Accountant ..................................................	225 Liberty Street	225 Liberty Street
	New York, New York 10286	New York, New York 10286
Custodian.....................................................	The Bank of New York Mellon	The Bank of New York Mellon
	225 Liberty Street	225 Liberty Street
	New York, New York 10286	New York, New York 10286
Transfer Agent............................................	BNY Mellon Investment Servicing	BNY Mellon Investment
	(US) Inc.	Servicing (US) Inc.
	Attention: 534427	Attention: 534427
	500 Ross Street 154-0520	500 Ross Street 154-0520
	Pittsburgh, Pennsylvania 15262	Pittsburgh, Pennsylvania 15262
Auditor.........................................................	For the fiscal years ended on or	Deloitte & Touche LLP
	before December 31, 2023:	115 Federal Street, Winthrop
	Ernst & Young LLP	Center Floors 12-15
	200 Clarendon Street	Boston, MA 02110
Boston, Massachusetts 02116-5072
For the fiscal years ended after
December 31, 2023 and before
December 31, 2024:
Deloitte & Touche LLP
115 Federal Street, Winthrop
Center Floors 12-15
Boston, MA 02110
Appointed Auditor for the fiscal
years ended on or after December
31, 2024:
Deloitte & Touche LLP
115 Federal Street, Winthrop
Center Floors 12-15
_______________	Boston, MA 02110

(1)Registered broker-dealer and member of FINRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Acquired Fund on February 7, 2025 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. All share classes of an Acquired Fund will vote together as one class on the Acquired Fund’s proposed Reorganization. The total number of shares of each class of each Acquired Fund (rounded to the nearest share) outstanding and entitled to vote as of January 15, 2025 are set forth below.

Acquired
Fund	Class A	Class C	Class C2	Class K	Class R	Class Y	Total
Pioneer	31,689,574	823,095	__	__	__	21,817,961	54,330,630
				319
Acquired
Fund	Class A	Class C	Class C2	Class K	Class R	Class Y	Total
AMT-Free
Municipal
Fund
Pioneer	24,213,061	2,840,835	__	3,692,959	485,095	5,873,401	37,105,351
Balanced
ESG Fund
Pioneer	56,953,933	2,093,982	__	199,159,283	19,464,890	316,894,715	594,566,803
Bond Fund
Pioneer	124,651	__	__	5,363,411	__	50,777,810	56,265,872
CAT Bond
Fund
Pioneer	81,428,583	296,876	__	1,134,439	56,768	1,559,236	84,475,902
Core Equity
Fund
Pioneer	1,763,557	130,157	__	__	__	2,158,613	4,052,327
Active
Credit Fund
Pioneer	106,636,945	1,112,064	__	708	0	6,062,155	113,811,872
Disciplined
Growth
Fund
Pioneer	16,876,800	600,780	__	239,324	568,207	8,352,953	26,638,064
Disciplined
Value Fund
Pioneer	23,431,534	1,060,685	__	3,061,999	1,274,491	9,437,563	38,266,272
Equity
Income
Fund
Pioneer	4,921,034	573,809	__	1,264,581	18,787	3,060,426	9,838,637
Equity
Premium
Income
Fund
Pioneer	10,278,114	1,647,747]	__	0	__	42,419,726	54,345,587
Floating
Rate Fund
Pioneer	186,144,693	3,468,310	__	996,261	1,434,185	35,272,470	227,315,919
Fund
Pioneer	41,891,287	6,586,548	__	31,377,474	4,024,677	129,301,118	213,181,104
Fundamental
Growth
Fund
Pioneer	9,083,113	304,212	__	4,043,936	758,861	13,898,363	28,088,485
Global
Sustainable
Equity Fund
Pioneer	98,652	60,984	__	__	__	81,028	240,664
Global
Sustainable
Growth
Fund
Pioneer	90,061	68,588	__	__	__	93,738	252,387
Global
Sustainable
				320
Acquired
Fund	Class A	Class C	Class C2	Class K	Class R	Class Y	Total
Value Fund
Pioneer	62,784,631	10,654,568	__	__	__	101,643,626	175,082,825
High
Income
Municipal
Fund
Pioneer	41,969,612	768,959	__	__	725,891	20,753,732	64,218,194
High Yield
Fund
Pioneer	3,325,186	243,085	__	2,311,600	__	24,623,287	30,503,158
International
Equity Fund
Pioneer	81,947	44,724	__	__	__	48,361	175,032
Intrinsic
Value Fund
Pioneer Mid	28,798,892	542,131	__	72,730	223,750	891,144	30,528,647
Cap Value
Fund
Pioneer	65,413,288	34,611,577	__	11,791,836	96,419	255,333,501	367,246,621
Multi-Asset
Income
Fund
Pioneer	261,395,953	5,621,423	727,131	56,150,328	__	406,768,717	730,663,552
Multi-Asset
Ultrashort
Income
Fund
Pioneer	160,337	__	__	__	__	15,562,403	15,722,740
Securitized
Income
Fund

Pioneer	24,926,817	608,934	__	1,944,582	226,596	3,724,360	31,431,289
Select Mid
Cap Growth
Fund
Pioneer	19,727,073	1,680,273	155,947	2,090,267	__	113,350,146	137,003,706
Short Term
Income
Fund
Pioneer	29,466,281	3,682,655	__	__	113,249	419,334	33,681,519
Solutions -
Balanced
Fund
Pioneer	53,662,685	4,065,904	__	58,160,967	5,456,388	230,115,514	351,461,458
Strategic
Income
Fund
Pioneer U.S.	232,644,691	__	__	__	3,279,054	71,756,690	307,680,435
Government
Money
Market Fund

321
Shareholder Approval. Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of each Acquired Fund, as such phrase is defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Shareholder Instructions. The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) and/or voting instruction card(s), as applicable, following the instructions printed on the card. You may also record your vote via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of EQ, if their proxy card(s) and/or voting instruction card(s) have not yet been received. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the EQ representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of Internet availability in the mail. If the shareholder is a corporation or other entity, the EQ representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ, then the EQ representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card or voting instruction card and ask for the shareholder’s instructions on the proposals, as applicable. Although the EQ representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ will record the shareholder’s instructions on the applicable card. If your vote is taken over the telephone by a EQ representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation letter, call EQ immediately for assistance. Shareholders can call EQ with any additional questions at 1-800-488-8095.

Manner of Voting Proxies; Quorum. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Pioneer Funds to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. For purposes of each proposal, abstentions and “broker non-votes” will have the same effect as a vote against the proposal.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. Accordingly, broker non-votes are not expected with respect to the Proposal.

For each Acquired Fund, thirty percent (30%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting of shareholders. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares and, accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Shareholder Proxies. If a shareholder properly authorizes its proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be

322

cast at the Meeting. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of each proposal for which the shareholder is entitled to vote. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received.

If you intend to vote in person at the Meeting, please call EQ to obtain important information regarding your attendance at the Meeting, including directions. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting.

Revoking a Shareholder’s Proxy. Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the Internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

Simultaneous Meetings. The meeting for each Acquired Fund will be held simultaneously with the meeting for each other Acquired Fund, with each proposal being voted on separately by the shareholders of the relevant Acquired Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Acquired Fund’s meeting to a time after the Meeting so that a meeting for that Acquired Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Victory Capital and Amundi have retained, at their expense, EQ to assist in printing and mailing the Proxy Statement/Prospectus materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $10.5 million.

Shareholder Proposals. The Acquired Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders of the Acquired Funds do not have appraisal or dissenters’ rights under the organizational documents of the Acquired Funds.

Other Business. The Boards of the Acquired Funds do not know of any matters to be presented at the Meeting other than the Reorganizations. However, if any other matters properly come before the Meeting, it is the intention of the Board of each of the Pioneer Funds that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment. If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

323

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of January 22, 2025 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same.

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund

			Shares
		Net asset	outstanding
			(rounded to
		value per	the nearest
Fund	Net assets	share	share)*
Pioneer AMT-Free Municipal Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$412,062,847.96	$13.01	31,674,003
Class C merging into Acquiring Fund Class C ................	$10,519,174.37	$12.90	815,549
Class Y merging into Acquiring Fund Class Y................	$284,175,517.30	$12.95	21,940,155
Total.................................................................................			54,429,707
Victory Pioneer AMT-Free Municipal Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$412,062,847.96	$13.01	31,674,003
Class C .............................................................................	$10,519,174.37	$12.90	815,549
Class Y.............................................................................	$284,175,517.30	$12.95	21,940,155
.................................................................................Total	$706,757,539.63		54,429,707
Pioneer Balanced ESG Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$274,924,869.99	$11.37	24,189,627
Class C merging into Acquiring Fund Class C ................	$31,928,345.76	$11.23	2,843,465
Class K merging into Acquiring Fund Class R6 ..............	$41,931,393.36	$11.33	3,701,382
Class R merging into Acquiring Fund Class A1...............	$5,551,455.37	$11.37	488,385
Class Y merging into Acquiring Fund Class Y................	$67,030,546.71	$11.45	5,856,157
Total.................................................................................			37,079,016
Victory Pioneer Balanced Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$280,476,325.36	$11.37	24,677,882
Class C .............................................................................	$31,928,345.76	$11.23	2,843,465
Class R6 ...........................................................................	$41,931,393.36	$11.33	3,701,382
Class Y.............................................................................	$67,030,546.71	$11.45	5,856,157
Total.................................................................................	$421,366,611.19		37,078,886
Pioneer Bond Fund (Current) (Acquired Fund)
Class A merging into Acquiring Fund Class A................	$466,209,228.51	$8.20	56,821,331
Class C merging into Acquiring Fund Class C ................	$16,816,676.56	$8.11	2,074,718
Class K merging into Acquiring Fund Class R6 ..............	$1,629,218,626.96	$8.19	198,821,544
Class R merging into Acquiring Fund Class R ................	$160,600,289.37	$8.28	19,401,045
Class Y merging into Acquiring Fund Class Y................	$2,549,432,886.96	$8.12	314,040,828
.................................................................................Total	$4,822,277,708.36		591,159,466
	324
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Victory Pioneer Bond Fund (Pro Forma) (Acquiring
Fund)
Class A ............................................................................	$466,209,228.51	$8.20	56,821,331
Class C .............................................................................	$16,816,676.56	$8.11	2,074,718
Class R6 ...........................................................................	$1,629,218,626.96	$8.19	198,821,544
Class R .............................................................................	$160,600,289.37	$8.28	19,401,045
Class Y.............................................................................	$2,549,432,886.96	$8.12	314,040,828
Total.................................................................................	$4,822,277,708.36		591,159,466
Pioneer CAT Bond Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$1,364,254.91	$10.93	124,834
Class K merging into Acquiring Fund Class R6 ..............	$56,887,056.95	$10.84	5,247,480
Class Y merging into Acquiring Fund Class Y................	$565,731,701.55	$10.84	52,212,134
.................................................................................Total	$623,983,013.41		57,584,448
Victory Pioneer CAT Bond Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$1,364,254.91	$10.93	124,834
Class R6 ...........................................................................	$56,887,056.95	$10.84	5,247,480
Class Y.............................................................................	$565,731,701.55	$10.84	52,212,134
Total.................................................................................	$623,983,013.41		57,584,448
Pioneer Core Equity Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$1,902,637,732.15	$23.39	81,347,918
Class C merging into Acquiring Fund Class C ................	$5,426,484.38	$18.28	296,813
Class K merging into Acquiring Fund Class R6 ..............	$26,471,032.60	$23.41	1,130,870
Class R merging into Acquiring Fund Class A1...............	$1,314,786.77	$23.07	56,992
Class Y merging into Acquiring Fund Class Y................	$37,566,590.00	$23.93	1,569,709
Total.................................................................................	$1,973,416,625.90		84,402,302
Victory Pioneer Core Equity Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$1,903,952,518.92	$23.39	81,404,129
Class C .............................................................................	$5,426,484.38	$18.28	296,813
Class R6 ...........................................................................	$26,471,032.60	$23.41	1,130,870
Class Y.............................................................................	$37,566,590.00	$23.93	1,569,709
.................................................................................Total	$1,973,416,625.90		84,401,521
Pioneer Active Credit Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$14,583,885.42	$8.28	1,761,708
Class C merging into Acquiring Fund Class C ................	$1,071,254.88	$8.21	130,467
Class Y merging into Acquiring Fund Class Y................	$17,996,017.73	$8.32	2,162,971
Total.................................................................................	$33,651,158.03		4,055,146
Victory Pioneer Active Credit Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$14,583,885.42	$8.28	1,761,708
Class C .............................................................................	$1,071,254.88	$8.21	130,467
Class Y.............................................................................	$17,996,017.73	$8.32	2,162,971
Total.................................................................................	$33,651,158.03		4,055,146
Pioneer Disciplined Growth Fund (Acquired Fund)
Class A merging into Acquiring Fund Class A................	$2,045,370,898.94	$19.20	106,528,712
325
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class C merging into Acquiring Fund Class C ................	$14,143,094.34	$12.66	1,117,498
Class K merging into Acquiring Fund Class R6 ..............	$14,456.85	$20.42	708
Class R merging into Acquiring Fund Class A ................	-	-	-
Class Y merging into Acquiring Fund Class Y................	$124,043,725.00	$20.43	6,070,606
Total.................................................................................			113,717,524
Victory Pioneer Disciplined Growth Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$2,045,370,898.94	$19.20	106,528,712
Class C .............................................................................	$14,143,094.34	$12.66	1,117,498
Class R6 ...........................................................................	$14,456.85	$20.42	708
Class Y.............................................................................	$124,043,725.00	$20.43	6,070,606
Total.................................................................................	$2,183,572,175.13		113,717,524
Pioneer Disciplined Value Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$257,724,740.52	$15.29	16,860,721
Class C merging into Acquiring Fund Class C ................	$8,981,433.51	$14.96	600,453
Class K merging into Acquiring Fund Class R6 ..............	$3,702,808.60	$15.47	239,333
Class R merging into Acquiring Fund Class A1...............	$8,136,122.66	$14.32	568,035
Class Y merging into Acquiring Fund Class Y................	$129,400,411.62	$15.47	8,367,219
.................................................................................Total	$407,945,516.91		26,635,761
Victory Pioneer Disciplined Value Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$265,860,863.18	$15.29	17,392,842
Class C .............................................................................	$8,981,433.51	$14.96	600,453
Class R6 ...........................................................................	$3,702,808.60	$15.47	239,333
Class Y.............................................................................	$129,400,411.62	$15.47	8,367,219
.................................................................................Total	$407,945,516.91		26,599,847
Pioneer Equity Income Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$585,170,042.77	$25.02	23,385,374
Class C merging into Acquiring Fund Class C ................	$25,514,318.57	$24.17	1,055,663
Class K merging into Acquiring Fund Class R6 ..............	$76,850,556.98	$25.09	3,063,022
Class R merging into Acquiring Fund Class R ................	$33,226,626.31	$26.14	1,271,090
Class Y merging into Acquiring Fund Class Y................	$242,286,674.12	$25.78	9,398,531
Total.................................................................................	$963,048,218.75		38,173,680
Victory Pioneer Equity Income Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$585,170,042.77	$25.02	23,385,374
Class C .............................................................................	$25,514,318.57	$24.17	1,055,663
Class R6 ...........................................................................	$76,850,556.98	$25.09	3,063,022
Class R .............................................................................	$33,226,626.31	$26.14	1,271,090
Class Y.............................................................................	$242,286,674.12	$25.78	9,398,531
.................................................................................Total	$963,048,218.75		38,173,680
Pioneer Equity Premium Income Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$60,829,707.52	$12.25	4,964,144
Class C merging into Acquiring Fund Class C ................	$6,849,948.65	$11.95	573,215
Class K merging into Acquiring Fund Class R6 ..............	$15,485,156.22	$12.25	1,264,581
Class R merging into Acquiring Fund Class A1...............	$225,952.98	$12.03	18,778
Class Y merging into Acquiring Fund Class Y................	$36,678,207.31	$12.31	2,978,636
	326
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Total.................................................................................	$120,068,972.68		9,799,354
Victory Pioneer Equity Premium Income Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$61,055,660.50	$12.25	4,982,589
Class C .............................................................................	$6,849,948.65	$11.95	573,215
Class R6 ...........................................................................	$15,485,156.22	$12.25	1,264,581
Class Y.............................................................................	$36,678,207.31	$12.31	2,978,636
Total.................................................................................	$120,068,972.68		9,799,021
Pioneer Floating Rate Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$62,476,117.09	$6.11	10,229,957
Class C merging into Acquiring Fund Class C ................	$10,241,415.77	$6.16	1,662,332
Class K merging into Acquiring Fund Class R6 ..............	-	-	-
Class Y merging into Acquiring Fund Class Y................	$263,637,309.31	$6.17	42,742,180
Total.................................................................................	$336,354,842.17		54,634,469
Victory Pioneer Floating Rate Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$62,476,117.09	$6.11	10,229,957
Class C .............................................................................	$10,241,415.77	$6.16	1,662,332
Class R6 ...........................................................................	-	-	-
Class Y.............................................................................	$263,637,309.31	$6.17	42,742,180
Total.................................................................................	$336,354,842.17		54,634,469
Pioneer Fund (Current) (Acquired Fund)
Class A merging into Acquiring Fund Class A................	$7,677,137,855.53	$41.28	185,990,950
Class C merging into Acquiring Fund Class C ................	$107,109,816.40	$30.84	3,472,788
Class K merging into Acquiring Fund Class R6 ..............	$41,929,691.57	$42.34	990,390
Class R merging into Acquiring Fund Class R ................	$59,490,982.46	$41.40	1,437,117
Class Y merging into Acquiring Fund Class Y................	$1,495,974,257.08	$42.33	35,344,532
Total.................................................................................	$9,381,642,603.04		227,235,777
Victory Pioneer Fund (Pro Forma) (Acquiring
Fund)
Class A ............................................................................	$7,677,137,855.53	$41.28	185,990,950
Class C .............................................................................	$107,109,816.40	$30.84	3,472,788
Class R6 ...........................................................................	$41,929,691.57	$42.34	990,390
Class R .............................................................................	$59,490,982.46	$41.40	1,437,117
Class Y.............................................................................	$1,495,974,257.08	$42.33	35,344,532
Total.................................................................................	$9,381,642,603.04		227,235,777
Pioneer Fundamental Growth Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$1,494,313,627.84	$35.70	41,863,117
Class C merging into Acquiring Fund Class C ................	$188,832,342.73	$28.79	6,558,292
Class K merging into Acquiring Fund Class R6 ..............	$1,135,200,505.97	$36.22	31,344,970
Class R merging into Acquiring Fund Class R ................	$135,938,979.75	$33.80	4,022,350
Class Y merging into Acquiring Fund Class Y................	$4,718,457,824.92	$36.61	128,871,200
.................................................................................Total	$7,672,743,281.21		212,659,929
Victory Pioneer Fundamental Growth Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$1,494,313,627.84	$35.70	41,863,117
Class C .............................................................................	$188,832,342.73	$28.79	6,558,292
Class R6 ...........................................................................	$1,135,200,505.97	$36.22	31,344,970
327
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class R .............................................................................	$135,938,979.75	$33.80	4,022,350
Class Y.............................................................................	$4,718,457,824.92	$36.61	128,871,200
Total.................................................................................			212,659,929
Pioneer Global Sustainable Equity Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$173,313,492.92	$19.10	9,073,955
Class C merging into Acquiring Fund Class C ................	$5,569,124.15	$18.48	301,381
Class K merging into Acquiring Fund Class R6 ..............	$77,414,260.67	$19.14	4,044,669
Class R merging into Acquiring Fund Class A1...............	$14,135,734.66	$18.94	746,518
Class Y merging into Acquiring Fund Class Y................	$266,721,448.34	$19.21	13,882,509
.................................................................................Total	$537,154,060.74		28,049,032
Victory Pioneer Global Equity Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$187,449,227.58	$19.10	9,814,046
Class C .............................................................................	$5,569,124.15	$18.48	301,381
Class R6 ...........................................................................	$77,414,260.67	$19.14	4,044,669
Class Y.............................................................................	$266,721,448.34	$19.21	13,882,509
.................................................................................Total	$537,154,060.74		28,042,605
Pioneer Global Sustainable Growth Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$1,237,448.30	$12.54	98,650
Class C merging into Acquiring Fund Class C ................	$747,419.94	$12.26	60,984
Class Y merging into Acquiring Fund Class Y................	$1,017,631.55	$12.56	81,028
Total.................................................................................			240,662
Victory Pioneer Global Growth Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$1,237,448.30	$12.54	98,650
Class C .............................................................................	$747,419.94	$12.26	60,984
Class Y.............................................................................	$1,017,631.55	$12.56	81,028
.................................................................................Total	$3,002,499.79		240,662
Pioneer Global Sustainable Value Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$1,058,920.06	$11.76	90,065
Class C merging into Acquiring Fund Class C ................	$804,043.35	$11.72	68,588
Class Y merging into Acquiring Fund Class Y................	$1,101,697.63	$11.75	93,738
Total.................................................................................			252,391
Victory Pioneer Global Value Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$1,058,920.06	$11.76	90,065
Class C .............................................................................	$804,043.35	$11.72	68,588
Class Y.............................................................................	$1,101,697.63	$11.75	93,738
.................................................................................Total	$2,964,661.04		252,391
Pioneer High Income Municipal Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$392,739,299.38	$6.23	63,009,414
Class C merging into Acquiring Fund Class C ................	$66,253,140.47	$6.24	10,614,644
Class Y merging into Acquiring Fund Class Y................	$626,356,489.35	$6.15	101,903,820
Total.................................................................................			175,527,878

Victory Pioneer High Income Municipal Fund (Pro

328

			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Forma) (Acquiring Fund)
Class A ............................................................................	$392,739,299.38	$6.23	63,009,414
Class C .............................................................................	$66,253,140.47	$6.24	10,614,644
Class Y.............................................................................	$626,356,489.35	$6.15	101,903,820
.................................................................................Total	$1,085,348,929.20		175,527,878
Pioneer High Yield Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$368,518,331.26	$8.80	41,855,321
Class C merging into Acquiring Fund Class C ................	$6,931,290.28	$9.01	768,892
Class R merging into Acquiring Fund Class A1...............	$7,235,942.79	$9.98	725,103
Class Y merging into Acquiring Fund Class Y................	$182,436,384.42	$8.82	20,689,756
.................................................................................Total	$565,121,948.75		64,039,072
Victory Pioneer High Yield Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$375,754,274.05	$8.80	42,677,587
Class C .............................................................................	$6,931,290.28	$9.01	768,892
Class Y.............................................................................	$182,436,384.42	$8.82	20,689,756
Total.................................................................................	$565,121,948.75		64,136,235
Pioneer International Equity Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$87,200,066.78	$26.26	3,320,496
Class C merging into Acquiring Fund Class C ................	$5,205,816.65	$21.78	239,038
Class K merging into Acquiring Fund Class	$60,648,247.79	$26.26	2,309,927
R6………………………………………………...

Class Y merging into Acquiring Fund Class Y................	$641,920,000.96	$26.27	24,437,776
Total.................................................................................			30,307,237
Victory Pioneer International Equity Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$87,200,066.78	$26.26	3,320,496
Class C .............................................................................	$5,205,816.65	$21.78	239,038
Class R6 ...........................................................................	$60,648,247.79	$26.26	2,309,927
Class Y.............................................................................	$641,920,000.96	$26.27	24,437,776
Total.................................................................................			30,307,237
Pioneer Intrinsic Value Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$976,821.56	$11.75	83,110
Class C merging into Acquiring Fund Class C ................	$529,433.95	$11.84	44,724
Class Y merging into Acquiring Fund Class Y................	$568,772.89	$11.76	48,361
.................................................................................Total	$2,075,028.40		176,195
Victory Pioneer Intrinsic Value Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$976,821.56	$11.75	83,110
Class C .............................................................................	$529,433.95	$11.84	44,724
Class Y.............................................................................	$568,772.89	$11.76	48,361
Total.................................................................................	$2,075,028.40		176,195
Pioneer Mid Cap Value Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$698,506,832.85	$24.29	28,753,230
Class C merging into Acquiring Fund Class C ................	$6,252,437.59	$11.51	543,068
	329
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class K merging into Acquiring Fund Class R6 ..............	$1,767,598.00	$24.30	72,737
Class R merging into Acquiring Fund Class A1...............	$5,236,306.97	$23.42	223,597
Class Y merging into Acquiring Fund Class Y................	$24,442,860.59	$27.55	887,091
.................................................................................Total	$736,206,036.00		30,479,723
Victory Pioneer Mid Cap Value Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$703,743,139.82	$24.29	28,968,805
Class C .............................................................................	$6,252,437.59	$11.51	543,068
Class R6 ...........................................................................	$1,767,598.00	$24.30	72,737
Class Y.............................................................................	$24,442,860.59	$27.55	887,091
.................................................................................Total	$736,206,036.00		30,471,701
Pioneer Multi-Asset Income Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$758,379,331.19	$11.53	65,772,135
Class C merging into Acquiring Fund Class C ................	$400,105,421.22	$11.48	34,841,489
Class K merging into Acquiring Fund Class R6 ..............	$139,946,516.06	$11.86	11,804,030
Class R merging into Acquiring Fund Class A1...............	$1,110,316.72	$11.52	96,357
Class Y merging into Acquiring Fund Class Y................	$2,944,128,968.80	$11.49	256,326,976
Total.................................................................................			368,840,987
Victory Pioneer Multi-Asset Income Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$759,489,647.91	$11.53	65,868,433
Class C .............................................................................	$400,105,421.22	$11.48	34,841,489
Class R6 ...........................................................................	$139,946,516.06	$11.86	11,804,030
Class Y.............................................................................	$2,944,128,968.80	$11.49	256,326,976
Total.................................................................................			368,840,928
Pioneer Multi-Asset Ultrashort Income Fund
(Current) (Acquired Fund)
Class A merging into Acquiring Fund Class A................	$2,557,858,015.00	$9.65	265,017,600
Class C merging into Acquiring Fund Class C ................	$54,037,030.38	$9.66	5,594,288
Class C2 merging into Acquiring Fund Class C2 .............	$7,033,229.60	$9.66	728,106
Class K merging into Acquiring Fund Class R6 ..............	$544,167,896.26	$9.68	56,213,807
Class Y merging into Acquiring Fund Class Y................	$3,954,098,433.33	$9.67	408,956,385
.................................................................................Total	$7,117,194,604.57		736,510,186
Victory Pioneer Multi-Asset Ultrashort Income
Fund (Pro Forma) (Acquiring Fund)
Class A ............................................................................	$2,557,858,015.00	$9.65	265,017,600
Class C .............................................................................	$61,070,259.98	$9.66	6,322,394
Class R6 ...........................................................................	$544,167,896.26	$9.68	56,213,807
Class Y.............................................................................	$3,954,098,433.33	$9.67	408,956,385
.................................................................................Total	$7,117,194,604.57		736,510,186
Pioneer Securitized Income Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$1,525,690.86	$9.52	160,342
Class Y merging into Acquiring Fund Class Y................	$148,548,429.62	$9.51	15,616,098
.................................................................................Total	$150,074,120.48		15,776,440
Victory Pioneer Securitized Income Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$1,525,690.86	$9.52	160,342
	330
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class Y.............................................................................	$148,548,429.62	$9.51	15,616,098
Total.................................................................................	$150,074,120.48		15,776,440
Pioneer Select Mid Cap Growth Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$1,270,890,215.02	$51.01	24,914,161
Class C merging into Acquiring Fund Class C ................	$15,759,178.85	$25.98	606,528
Class K merging into Acquiring Fund Class R6 ..............	$104,272,211.96	$53.81	1,937,850
Class R merging into Acquiring Fund Class A1...............	$10,491,735.11	$46.05	227,833
Class Y merging into Acquiring Fund Class Y................	$220,023,852.93	$59.04	3,726,519
Total.................................................................................	$1,621,437,193.87		31,412,891
Victory Pioneer Select Mid Cap Growth Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$1,281,381,950.13	$51.01	25,119,841
Class C .............................................................................	$15,759,178.85	$25.98	606,528
Class R6 ...........................................................................	$104,272,211.96	$53.81	1,937,850
Class Y.............................................................................	$220,023,852.93	$59.04	3,726,519
Total.................................................................................	$1,621,437,193.87		31,390,738
Pioneer Short Term Income Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$174,736,328.83	$8.85	19,743,312
Class C merging into Acquiring Fund Class C ................	$14,894,129.41	$8.87	1,680,037
Class C2 merging into Acquiring Fund Class C2 .............	$1,382,894.26	$8.87	155,947
Class K merging into Acquiring Fund Class R6 ..............	$18,613,758.40	$8.90	2,090,445
Class Y merging into Acquiring Fund Class Y................	$1,010,317,193.01	$8.87	113,939,238
Total.................................................................................	$1,219,944,303.91		137,608,979
Victory Pioneer Short Term Income Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$174,736,328.83	$8.85	19,743,312
Class C .............................................................................	$16,277,023.67	$8.87	1,835,984
Class R6 ...........................................................................	$18,613,758.40	$8.90	2,090,445
Class Y.............................................................................	$1,010,317,193.01	$8.87	113,939,238
.................................................................................Total	$1,219,944,303.91		137,608,979
Pioneer Solutions - Balanced Fund (Current)
(Acquired Fund)
Class A merging into Acquiring Fund Class A................	$340,738,760.23	$11.55	29,491,056
Class C merging into Acquiring Fund Class C ................	$37,680,609.85	$10.22	3,687,878
Class R merging into Acquiring Fund Class A1...............	$1,296,977.13	$11.46	113,152
Class Y merging into Acquiring Fund Class Y................	$4,976,369.95	$11.78	422,453
Total.................................................................................	$384,692,717.16		33,714,539
Victory Pioneer Solutions - Balanced Fund (Pro
Forma) (Acquiring Fund)
Class A ............................................................................	$342,035,737.36	$11.55	29,603,348
Class C .............................................................................	$37,680,609.85	$10.22	3,687,878
Class Y.............................................................................	$4,976,369.95	$11.78	422,453
Total.................................................................................	$384,692,717.16		33,713,679
Pioneer Strategic Income Fund (Current) (Acquired
Fund)
Class A merging into Acquiring Fund Class A................	$505,609,789.68	$9.43	53,642,177
Class C merging into Acquiring Fund Class C ................	$37,255,121.62	$9.21	4,043,348
Class K merging into Acquiring Fund Class R6 ..............	$550,702,965.42	$9.44	58,309,226
331
			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class R merging into Acquiring Fund Class R ................	$52,110,601.49	$9.60	5,427,181
Class Y merging into Acquiring Fund Class Y................	$2,172,975,107.52	$9.43	230,346,955
.................................................................................Total	$3,318,653,585.73		351,768,887
Victory Pioneer Strategic Income Fund (Pro Forma)
(Acquiring Fund)
Class A ............................................................................	$505,609,789.68	$9.43	53,642,177
Class C .............................................................................	$37,255,121.62	$9.21	4,043,348
Class R6 ...........................................................................	$550,702,965.42	$9.44	58,309,226
Class R .............................................................................	$52,110,601.49	$9.60	5,427,181
Class Y.............................................................................	$2,172,975,107.52	$9.43	230,346,955
Total.................................................................................			351,768,887
Pioneer U.S. Government Money Market Fund
(Current) (Acquired Fund)
Class A merging into Acquiring Fund Class A................	$232,307,455.09	$1.00	232,393,491
Class R merging into Acquiring Fund Class A1...............	$3,257,337.21	$1.00	3,257,336
Class Y merging into Acquiring Fund Class Y................	$71,771,111.55	$1.00	71,781,673
.................................................................................Total	$307,335,903.85		307,432,500
Victory Pioneer U.S. Government Money Market
Fund (Pro Forma) (Acquiring Fund)
Class A ............................................................................	$235,564,792.30	$1.00	235,650,827
Class Y.............................................................................	$71,771,111.55	$1.00	71,781,673
.................................................................................Total	$307,335,903.85		307,432,500
_______________

1The Acquired Funds listed below offer Class R shares that will be reorganized into Class A shares of the corresponding Acquiring Fund. The pro forma net assets and shares outstanding presented above for the corresponding Acquiring Fund include the pro forma adjustments shown below to reflect the reorganization of both the Acquired Fund's Class A and Class R shares into the corresponding Acquiring Fund's Class R shares. The pro forma adjustments to shares outstanding shown below do not equal the Acquired Funds' Class R shares outstanding due to rounding.

		Pro forma
	Pro forma	adjustment to
	adjustment to net	shares
Acquired Fund	assets	outstanding
Pioneer Balanced ESG Fund	$5,551,455.37	488,255
Pioneer Core Equity Fund	$1,314,786.77	56,211
Pioneer Disciplined Value Fund	$8,136,122.66	532,121
Pioneer Equity Premium Income Fund	$225,952.98	18,445
Pioneer Global Sustainable Equity Fund	$14,135,734.66	740,091
Pioneer High Yield Fund	$7,235,942.79	822,266
Pioneer Mid Cap Value Fund	$5,236,306.97	215,575
Pioneer Multi-Asset Income Fund	$1,110,316.72	96,298
Pioneer Select Mid Cap Growth Fund	$10,491,735.11	205,680
Pioneer Solutions - Balanced Fund	$1,296,977.13	112,292
Pioneer U.S. Government Money Market Fund	$3,257,337.21	3,257,336

2The Acquired Funds listed below offer Class C2 shares that will be reorganized into Class C shares of the corresponding Acquiring Fund. The pro forma net assets and shares outstanding presented above for the corresponding Acquiring Fund include the pro forma adjustments shown below to reflect the reorganization of both the Acquired Fund's Class C and Class C2 shares into the corresponding Acquiring Fund's Class C shares.

332

		Pro forma
	Pro forma	adjustment to
	adjustment to net	shares
Acquired Fund	assets	outstanding
Pioneer Multi-Asset Ultrashort Income Fund	$54,037,030.38	5,594,288
Pioneer Short Term Income Fund	$14,894,129.41	1,680,037

* Assumes the Reorganizations were consummated on January 22, 2025 and is for informational purposes only.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund, as of January 15, 2025.

As of January 15, 2025, the officers and Trustees of each Acquired Fund, as a group, owned less than 1% of the outstanding shares of such Fund.

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this Proxy Statement/Prospectus (other than a single share of each Acquiring Fund issued to Victory Capital for approval of certain organizational matters). It is expected that the officers and trustees of each Acquiring Fund, as a group, will own less than 1% of the outstanding shares of the Acquiring Funds immediately after the consummation of the Reorganizations.

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds’ report filed on Form N-CSR for the most recently completed fiscal year ends are incorporated by reference into this Proxy Statement/Prospectus as described in Exhibit G.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the Proxy Statement/Prospectus. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

333

EXHIBIT A

FORMS OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of December 30, 2024, by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A (each, an “Acquiring Fund”), and each of Pioneer Asset Allocation Trust, Pioneer Bond Fund, Pioneer Equity Income Fund, Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Money Market Trust, Pioneer Series Trust II, Pioneer Series Trust III, Pioneer Series Trust IV, Pioneer Series Trust V, Pioneer Series Trust VI, Pioneer Series Trust VII, Pioneer Series Trust X, Pioneer Series Trust XI, Pioneer Series Trust XII, Pioneer Series Trust XIV and Pioneer Short Term Income Fund, each a Delaware statutory trust (each, an “Acquired Trust and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A (each, an “Acquired Fund”), and, for purposes of Sections 7.8, 7.9, 7.10 and 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and, for purposes of Section 9.2 only, Amundi Asset Management US, Inc. (“Amundi US”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and each Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). With respect to each Acquired Fund and the corresponding Acquiring Fund, the reorganization, including the transactions described below, (the “Reorganization”) will consist of, in accordance with the terms and conditions set forth in this Agreement:

1)the transfer of all of the assets of such Acquired Fund in exchange solely for full and fractional shares of beneficial interest of, as applicable, Class A shares of the corresponding Acquiring Fund (“Class A Acquisition Shares”), Class C shares of the corresponding Acquiring Fund (“Class C Acquisition Shares”), Class R6 shares of the corresponding Acquiring Fund (“Class R6 Acquisition Shares”), Class R shares of the corresponding Acquiring Fund (“Class R Acquisition Shares”) and Class Y shares of the corresponding Acquiring Fund (“Class Y Acquisition Shares”, and, together with the Class A Acquisition Shares, the Class C Acquisition Shares, Class R6 Acquisition Shares and Class R Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, $0.001 par value per share, of the Acquiring Fund;

2)the assumption by such Acquiring Fund of all of the Liabilities (as hereinafter defined) of the corresponding Acquired Fund; and

3)as consideration therefor, the distribution, immediately after the closing date provided in Section 3.1 (the “Closing Date”), of, as applicable, except as set forth on Schedule B, each of the Class A Acquisition Shares pro rata to each of the Acquired Fund Shareholders (as hereinafter defined) holding Class A and Class R shares of such Acquired Fund, each of the Class C Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class C and Class C2 shares of such Acquired Fund, each of the Class R6 Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class K shares of such Acquired Fund, and each of the Class Y Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class Y shares of such Acquired Fund, and the termination, dissolution and complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each Acquired Fund and each Acquiring Fund is a separate series of a registered investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of each Acquired Fund for the applicable Acquiring Fund Shares and the assumption of all of the Liabilities of each Acquired Fund by the corresponding Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of each Acquired Trust has determined that each Reorganization is in the best interests of each Acquired Fund and its shareholders and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES, THE ACQUIRING FUND SHARES AND LIQUIDATION OF EACH ACQUIRED FUND.

1.1Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)Each Acquired Fund will assign, convey, deliver and otherwise transfer to the corresponding Acquiring Fund, and such Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of such Acquired Fund as set forth in Section 1.2.

(b)In consideration therefor, and except as set forth on Schedule B, the applicable Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the corresponding Acquired Fund, as applicable, that number of full and fractional shares of a corresponding class of such Acquiring Fund, having a net asset value equal to the net asset value of, as applicable, the corresponding Acquired Fund Class, computed in the manner and as of the time and date set forth in Section 2.2, as follows:

Acquired Fund Class	Acquiring Fund Class
Class A	Class A
Class C	Class C
Class C2	Class C
Class K	Class R6
Class R	Class A
Class Y	Class Y

and (ii) assume all of the liabilities, debts, obligations and duties of the corresponding Acquired Fund existing on the Closing Date, whether absolute or contingent, accrued or unaccrued, known or unknown, including, without limitation, the Acquired Fund’s obligations to indemnify the Trustees and Officers of the Acquired Trust under the Amended and Restated Agreement and Declaration of Trust of the Acquired Trust (collectively, “Liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquiring Trust, on behalf of each applicable Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of each Acquired Trust’s current and former trustees and officers, acting in their capacities as such, with respect to each applicable Acquired Fund, under the Acquired Trust’s declaration of trust and bylaws as in effect as of the date of this Agreement, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund and Acquiring Trust and its successors or assigns.

(c)Upon consummation of the transactions described in subsections (a) and (b) above and immediately thereafter, except as set forth on Schedule B, in each Reorganization, the applicable Acquired Fund shall distribute (or cause its transfer agent to distribute) in complete liquidation to its shareholders of record as of the Closing Date (the “Acquired Fund Shareholders”) the Acquiring Fund Shares received by it, each Acquired Fund Shareholder being entitled to receive that number of, as applicable, full and fractional Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares and Class Y Acquisition Shares, in each case, of the corresponding Acquiring Fund, equal to the total of (i) the number of Class A shares, Class C shares, Class C2 shares, Class K shares, Class R shares and Class Y shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Class A shares, Class C shares, Class C2 shares, Class K shares, Class R shares and Class Y shares, as applicable, of such Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares of the Acquiring Fund to be distributed to Class A shareholders of the Acquired Fund, Class C Acquisition Shares of the Acquiring Fund to be distributed to Class C shareholders of the Acquired Fund, Class C Acquisition Shares of the Acquiring Fund to be distributed to Class C2 shareholders of the Acquired Fund, Class R6 Acquisition Shares of the Acquiring Fund to be distributed to Class K shareholders of the Acquired Fund, Class A Acquisition Shares of the Acquiring Fund to be distributed to Class R shareholders of the Acquired Fund and Class Y Acquisition Shares of the Acquiring Fund to be distributed to Class Y shareholders of the Acquired Fund, as applicable, as of the Closing Date. The aggregate net asset value of the Acquiring Fund shares to be received by each Acquired Fund shareholder shall equal the aggregate net asset value of the Acquired Fund shares that the Acquired Fund shareholder holds at the Closing Date.

1.2The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, cash equivalents, securities, instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends and interest receivable, receivables for shares sold and all other properties and assets of any nature whatsoever which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3[Intentionally omitted.]

1.4Each Acquired Fund will endeavor to discharge all of its known Liabilities, including for this purpose any obligations that are or will become due prior to the Closing Date, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to Closing. Any such liabilities incurred prior to the Closing Date in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing shall be assumed by the Acquiring Fund. Any reporting responsibility of an Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “SEC” or the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.5As provided in Section 3.4, as soon after the Closing Date as practicable, each Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata, as applicable, to its (i) Class A shareholders of record the Class A Acquisition Shares received by such Acquired Fund,

(ii)Class C shareholders of record the Class C Acquisition Shares received by such Acquired

Fund, (iii) Class C2 shareholders of record the Class C Acquisition Shares received by such Acquired Fund, (iv) Class K shareholders of record the Class R6 Acquisition Shares received by such Acquired Fund, (v) Class R shareholders of record the Class R Acquisition Shares received by such Acquired Fund, and (vi) Class Y shareholders of record the Class Y Acquisition Shares received by such Acquired Fund, as contemplated by Section 1.1. The date of such liquidation and distribution shall be referred to herein as the “Liquidation Date”. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the corresponding Acquired Fund. Each Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.6With respect to the Acquiring Fund Shares distributable pursuant to Section 1.5 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined in Section 2.3), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.7As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, liquidation and termination. As promptly as practicable after the liquidation of each Acquired Fund and the liquidation of all other outstanding series of shares of the applicable Acquired Trust, such Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust’s currently- effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws and applicable law, and its legal existence terminated. Any reporting responsibility of each Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of such Acquired Fund up to and including the Closing Date and thereafter.

1.8Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Funds or the Acquiring Funds, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trusts or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trusts or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.9At or before the Closing Date, each Acquiring Fund shall redeem one (1) Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of Trustees of the Acquiring Trust determines), to vote on the investment management, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as each Acquiring Fund’s sole shareholder.

2.VALUATION.

2.1On the Closing Date, each Acquiring Fund will deliver to the corresponding Acquired Fund a number of, as applicable, Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by such Acquiring Fund on the Closing Date attributable to, as applicable, the Class A, Class C, Class C2, Class K, Class R and Class Y shares, respectively, of the corresponding Acquired Fund, less the value of the Liabilities of such Acquired Fund attributable to, as applicable, the Class A, Class C, Class C2, Class K, Class R and Class Y shares, respectively, of such Acquired Fund, determined as hereafter provided in this Section 2.

2.2The value of each Acquired Fund’s net assets will be computed as of the Valuation Date (as defined in Section 2.3) using the valuation procedures for the corresponding Acquiring Fund set forth in the Acquiring Trust’s currently-effective Amended and Restated Trust Instrument dated as of December 16, 2024 (the “Trust Instrument”) and the Acquiring Fund’s currently effective prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), in each case after giving effect to the condition precedent set forth in Section 7.11.

2.3The Valuation Date shall be 4:00 p.m. Eastern time (or, if different, the time for calculation of net asset value as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information) on the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (such time and date being referred to as the “Valuation Date”).

2.4Each Acquiring Fund shall issue the Acquiring Fund Shares to the corresponding Acquired Fund on one share deposit receipt registered in the name of the corresponding Acquired Fund. Each Acquired Fund shall distribute in liquidation, as applicable, the Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares received by it hereunder pro rata to, as applicable, its Class A, Class C, Class C2, Class K, Class R and Class Y shareholders, as set forth in Section 1.1(b) and Schedule B hereto, by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent, which will immediately set up open accounts for such Acquired Fund Shareholders of record in accordance with written instructions furnished by such Acquired Fund.

2.5Each Acquired Fund shall pay or cause to be paid to the corresponding Acquiring Fund any interest, cash, cash equivalents, securities, instruments, claims or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below). Any such distribution shall be deemed included in the assets transferred to the corresponding Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund.

2.6All computations of value shall be made by the administrator for the applicable Acquiring Fund, in accordance with its regular practice in pricing the shares of the Acquiring Fund and assets of such Acquiring Fund using the valuation procedures set forth in the Trust Instrument and the Acquiring Fund Prospectus.

3.CLOSING AND CLOSING DATE.

3.1All acts necessary to consummate a Reorganization shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m. ET) on [●], or at such other date and time to which the parties may agree (such date and time being hereinafter referred to as the “Closing Date”). The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2On the Closing Date, such portfolio securities and cash and cash equivalents of each Acquired Fund shall be delivered by the Acquired Fund to The Bank of New York Mellon as custodian for the corresponding Acquiring Fund (the “Custodian”) for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “The Bank of New York Mellon, custodian for [·] Fund.”

3.3In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for the portfolio securities of the Acquired Fund (each, an “Exchange”) is closed for trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is deemed impracticable by of the Board of the applicable Acquired Trust or Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties may agree.

3.4At the Closing, each Acquired Fund, or its transfer agent, shall deliver to the corresponding Acquiring Fund, or its designated agent, a list of the names and addresses of such Acquired Fund record shareholders and the number of outstanding shares of such Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the applicable Acquired Trust on behalf of such Acquired Fund. Each Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund Shareholders as provided in Section 1.5.

3.5At the Closing, each Acquired Fund’s custodian shall deliver evidence that: (i) the Acquired Fund’s assets have been delivered in proper form to the corresponding Acquiring Fund as of the Closing Date, and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities. At the Closing, each Acquiring Fund’s custodian shall deliver a certificate to the Acquired Fund that all such assets have been received.

3.6At the Closing, each Acquired Fund and each Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.REPRESENTATIONS AND WARRANTIES.

4.1Representations and Warranties of each Acquired Trust, on behalf of the Acquired Funds.

Each Acquired Trust, on behalf of each applicable Acquired Fund, represents and warrants the following to the Acquiring Trust and the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)Each Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each Acquired Trust is not required to qualify as a foreign entity in any jurisdiction. Each Acquired Trust and each Acquired Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)Each Acquired Trust is duly registered as an investment company classified as an open- end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the currently-effective Amended and Restated Agreement and Declaration of Trust of each Acquired Trust and applicable law.

(c)Each Acquired Fund is not in material violation of any provision of its currently-effective Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either an Acquired Trust or an Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)At the Closing Date, each Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and will have full right, power and authority to assign, deliver and otherwise transfer the Acquired Fund’s assets, and upon delivery and payment for the Acquired Fund’s assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)Except as previously disclosed to the Acquiring Trust and the Acquiring Fund in writing, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or an Acquired Fund, threatened as to any Acquired Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. No Acquired Trust and no Acquired Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and no Acquired Trust and no Acquired Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(g)For each Acquired Fund, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal periods ended on the applicable fiscal year end listed on Schedule C (each, a “Fiscal Year End”), audited by [ ], independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied. For each Acquired Fund, the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the applicable Fiscal Year End.

(h)Since the applicable Fiscal Year End, there has not been any material adverse change in an Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by an Acquired Fund of indebtedness for borrowed money maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, prior to the Closing Date. For the purposes of this clause (h), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, distributions of net income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(i)As of the Closing Date, all federal and other tax returns and reports of each Acquired Fund required by law to have been filed by such date (giving effect to extensions) have been timely filed and such tax returns were true, correct and complete in all material respects as of the time of their filing, and all taxes of each Acquired Fund that are due and payable have been timely paid. No Acquired Fund is liable for taxes of any person other than itself, and no Acquired Fund is a party to any tax sharing or allocation agreement. All tax liabilities of each Acquired Fund have been adequately provided for on its books. Each Acquired Fund has no outstanding tax deficiency or liability asserted against it or any question with respect thereto raised, and to each Acquired Fund’s knowledge, it is not under audit by the Internal Revenue Service or by any state or local tax authority.

(j)Each Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year. Each Acquired Fund will continue to qualify as a RIC during the taxable year that includes the Closing Date and at all times through the Closing Date. Each Acquired Fund is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. With respect to each Acquired Fund, there is no other unpaid tax liability (federal, foreign, state, local) except for those that are accurately reflected on its books. Each Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Each Acquired Fund will not be subject to taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by each Acquired Fund and claimed for the dividends paid deduction during the six years ended on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)Each Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in Section 4.1(i) or (j) hereof.

(l)As of the time of the Closing Date, each Acquired Fund does not have an 80% Corporate Shareholder. For this purpose, an “80% Corporate Shareholder” means a corporation for U.S. federal income tax purposes that owns shares of the Acquired Fund possessing at least 80% of the total voting power of the stock of the Acquired Fund and having a value equal to at least 80% of the total value of the stock of the Acquired Fund.

(m)The authorized capital of each Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of each Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of each Acquired Fund are divided into, as applicable, Class A, Class C, Class C2, Class K, Class R and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, free and clear at the time of issuance of all liens, pledges, security interests or other encumbrances, and are and will continue to be issued in compliance with all applicable federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquired Fund are outstanding.

(n)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of each Acquired Trust, which is directed by the applicable Amended and Restated Agreement and Declaration of Trust to oversee the affairs of the Acquired Trust and has been granted the powers necessary to carry out such responsibility, and (ii) at the time of Closing, all other necessary trust action on the part of each Acquired Trust and each Acquired Fund.

(o)Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of each Acquired Trust and each Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(p)The Acquiring Fund Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund Shareholders as provided in Section 1.1(c).

(q)The information relating to each Acquired Trust and each Acquired Fund furnished in writing by each Acquired Trust and each Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)The information regarding each Acquired Trust and each Acquired Fund that has been provided to the corresponding Acquiring Fund in writing for inclusion in the proxy statement and prospectus of the Acquired Funds (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby (the “Registration Statement”), as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to each Acquired Trust or each Acquired Fund furnished to the Acquiring Trust by each Acquired Trust or each Acquired Fund or their representatives in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(t)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)Each Acquired Fund currently complies, and during the six (6) years ending on the Closing Date has complied, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

(v)As of both the Valuation Date and the Closing Date, each Acquired Fund will have full right, power and authority to assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Funds to be transferred to the Acquiring Funds pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the corresponding Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of an Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Funds’ investments shown on the audited schedule of its portfolio investments as of the applicable Fiscal Year End, referred to in Section 4.1(g) hereof, as supplemented with such changes as an Acquired Fund shall make after the applicable Fiscal Year End, which changes shall be disclosed to the corresponding Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions as of the Closing Date.

(w)For each Acquired Fund, during the six years ending on the Closing Date, to the best of each Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund have taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(x)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, result in the acceleration of any obligation or the imposition of any penalty under any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound.

4.2Representations and Warranties of the Acquiring Trust and the Acquiring Funds.

The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the corresponding Acquired Trust and Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquiring Trust and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)The Acquiring Trust is duly registered as an investment company classified as an open- end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and each Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Trust Instrument and applicable law.

(c)Each Acquiring Fund is not in material violation of any provision of the Trust Instrument or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or an Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or an Acquiring Fund, threatened as to an Acquiring Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor an Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and neither the Acquiring Trust nor an Acquiring Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(f)Each Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)Each Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of an open-end management company under the 1940 Act prior to its commencement of operations) and will not have had any liabilities and will not have held any property or have any tax attributes immediately before the Closing other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets. Assuming the accuracy of all the representations under Section 4.1(j), each Acquiring Fund will qualify as a RIC in its taxable year in which the Closing occurs and will take all steps necessary to ensure that it qualifies for treatment as a RIC under Sections 851 and 852 of the Code.

(h)The Initial Share that is redeemed under Section 1.9 was issued by each Acquiring Fund prior to the Closing solely to facilitate the organization of the Acquiring Fund and maintain its legal existence.

(i)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, no Acquiring Fund has any outstanding shares of any class, except its Initial Share. As of the Closing Date, the outstanding shares of beneficial interest of each Acquiring Fund will be divided into, as applicable, Class A, Class C, Class R6, Class R and Class Y shares, each having the characteristics described in the applicable Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquiring Fund are outstanding.

(j)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of the Acquiring Trust, which is directed by the Trust Instrument to oversee the affairs of the Acquiring Trust and has been granted the powers necessary to carry out such responsibility, and (ii) all other necessary trust action on the part of the Acquiring Trust and the Acquiring Funds, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Funds enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)The Acquiring Fund Shares to be issued and delivered to each corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, as applicable, Class A, Class C, Class R6 , Class R and Class Y shares of beneficial interest in the Acquiring Funds, and will be fully paid and non-assessable by the corresponding Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the corresponding Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)The information furnished by the Acquiring Trust and each Acquiring Fund for use in no- action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(m)As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, will not, insofar as it relates to the Acquiring Trust and the Acquiring Funds, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(o)The books and records of each Acquiring Fund made available to the corresponding Acquired Fund and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(q)The Acquiring Trust has in place (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities to the extent permitted by law relating to all periods on and after the date such persons became Trustees and officers of the Acquiring Trust, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

(r)Each Acquiring Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

5.COVENANTS OF THE PARTIES.

5.1Each Acquired Trust and the Acquiring Trust, and the Acquired Funds and the Acquiring Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Funds, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions and any other distribution that may be advisable, and with respect to the Acquiring Funds, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations and such actions as are otherwise contemplated by this Agreement.

5.2Each Acquired Trust will call a meeting of the Acquired Funds shareholders as soon as reasonably practicable after the date of effectiveness of the Registration Statement, which will be held prior to the Closing Date for the purpose of (i) considering the Reorganization as herein provided, including adopting this Agreement, and (ii) taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3In connection with the Acquired Funds shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Funds’ shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. Each Acquired Trust and each Acquired Fund shall assist the Acquiring Trust and each corresponding Acquiring Fund in preparing the notice of meeting, form of proxy, and the Prospectus/Proxy Statement to be used in connection with the shareholder meeting and the Registration Statement. Each Acquired Fund will also assist each Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the corresponding Acquired Fund.

5.4Each of the Acquired Trusts, the Acquired Funds, the Acquiring Trust and the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and any guidance of the SEC or its staff, including comments of the SEC staff regarding disclosures in the Registration Statement, to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5Each Acquired Fund shall cause to be timely filed (taking into account extensions) any previously unfiled tax returns required to be filed with respect to it for any taxable year ending on or before the Closing Date, and shall cause to be paid any taxes shown as due thereon. Each of the Acquired Trusts and each Acquired Fund shall reasonably cooperate with the Acquiring Trust and the corresponding Acquiring Fund in connection with the tax preparation and filing of tax returns with respect to the corresponding Acquired Fund that are due after the Closing Date.

5.6Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date. Each Acquiring Fund and each Acquired Fund will take or cause to be taken all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

5.7Each Acquired Fund shall furnish to the corresponding Acquiring Fund on the Closing Date a final statement of the total amount of such Acquired Fund’s assets and liabilities as of the Closing Date.

5.8Following the transfer of each Acquired Fund’s assets by the Acquired Fund to the corresponding Acquiring Fund and the assumption of the liabilities in exchange for the corresponding Acquiring Fund Shares as contemplated herein, the Acquired Fund will file, or provide to be included in an Acquiring Trust filing of, any final regulatory reports promptly after the Closing Date.

5.9Each Acquired Trust and the Acquired Funds agree that the dissolution, liquidation and termination of the Acquired Funds will be effected in the manner provided in each Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws in accordance with applicable law as promptly as practicable, and that on and after the Closing Date, the Acquired Funds shall not conduct any business except in connection with their prompt dissolution, liquidation and termination.

5.10If at any time prior to the effective date of the Registration Statement a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

The obligations of the Acquiring Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject to the performance by the corresponding Acquired Trust and the corresponding Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1Each Acquired Trust and each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate executed on its behalf by each Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the corresponding Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of each Acquired Trust and each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that each Acquired Trust and each Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a statement of the Acquired Funds’ assets and liabilities, with values determined as provided in Section 2 of this

Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by each applicable Acquired Trust’s duly authorized officer.

6.3[Intentionally omitted.]

6.4All proceedings taken by each Acquired Trust or each Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the corresponding Acquiring Fund.

6.5Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of each applicable Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the corresponding Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the corresponding Acquiring Fund may reasonably request. Each Acquired Fund shall have furnished to the corresponding Acquiring Fund any other tax information reasonably requested by the corresponding Acquiring Fund.

6.6The custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7The transfer agent to each Acquired Fund shall have provided to the corresponding Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The transfer agent to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the acts specified in the preceding sentence have been taken and that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.8The administrator, fund accountant and custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.9Each Acquiring Fund shall have received a favorable opinion of Richards, Layton & Finger, P.A. (with respect to matters of Delaware law), as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger, PA appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)Each Acquired Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and By-Laws and the Act to execute, deliver and perform its obligations under the Agreement.

(b)The execution and delivery of the Agreement by each Acquired Trust, on behalf of each applicable Acquired Fund, and the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of the transactions contemplated thereby have been duly authorized by the Acquired Trust under the Declaration of Trust, the By-Laws and the Act. The Agreement has been duly executed and delivered by each Acquired Trust, on behalf of each Acquired Fund.

(c)The Agreement constitutes a legal, valid and binding agreement of each Acquired Trust, on behalf of each applicable Acquired Fund, enforceable against each Acquired Trust, on behalf of each applicable Acquired Fund, in accordance with its terms.

(d)Each Acquired Fund has been duly established as a separate series of the applicable Acquired Trust under the applicable Declaration of Trust and Section 3806(b)(2) of the Act.

(e)Neither the execution and delivery by each Acquired Trust on behalf of each applicable Acquired Fund, nor the performance by each Acquired Trust, on behalf of each applicable Acquired Fund, of its obligations under the Agreement, nor the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of the transactions contemplated thereby, violates (i) the applicable Declaration of Trust or By-Laws or (ii) any law, rule or regulation of the State of Delaware applicable to each Acquired Trust and Acquired Fund.

(f)Neither the execution and delivery by each Acquired Trust, on behalf of each applicable Acquired Fund, nor the performance by each Acquired Trust, on behalf of each applicable Acquired Fund, of its obligations under the Agreement, nor the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trusts of each Acquired Trust.

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied, including to the extent applicable the Acquired Funds Shareholders have duly approved the Reorganization in the manner contemplated by the Trust Documents, and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of each Acquired Trust have complied with their fiduciary duties in approving the Agreement, and that the Reorganization is fair in all respects. Such counsel need not express an opinion with respect to federal laws, including without limitation, the 1940 Act or the rules and regulations thereunder, including the effect of, or compliance with, any such federal laws that are expressly incorporated into the Declaration of Trust or By-Laws or that may preempt applicable Delaware law or the provisions of the Declaration of Trust or By-laws or that may prohibit, or impose restrictions or conditions on, the consummation of the matters referenced in such opinion. In addition, with respect to the enforceability of the Agreement, such counsel need not express an opinion with respect to (i) any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of each Acquired Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement, (ii) any provision that relates to the dissolution or liquidation of any Acquired Trust or any Acquired Fund, or (iii) any provisions of the Agreement that purport to obligate an Acquired Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to actions of such other persons or entities.

6.10Each Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP, appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, violate any provision of any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound or any judgment or decree to which each Acquired Trust or each applicable Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of each Acquired Trust.

(b)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by an Acquired Trust or an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(c)Each Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of each Acquired Trust and each applicable Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1The Acquiring Trust and each Acquiring Fund shall have delivered to the corresponding Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2The Acquiring Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the corresponding Acquired Fund an of Assumption of Liabilities dated as of the Closing Date and all such other agreements and instruments as the Acquired Fund and the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (i) the Acquiring Fund’s assumption of all Liabilities of the Acquired Fund, (ii) the Acquired Fund’s title and possession of the Acquisition Shares to be delivered hereunder, and to otherwise carry out the intent and purpose of this Agreement.

7.3All proceedings taken by the Acquiring Trust or an Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the corresponding Acquired Fund.

7.4Each Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Trust Instrument and Bylaws and the Act to execute, deliver and perform its obligations under the Agreement, and each Acquiring Fund is a separate series thereof duly established in accordance with the Trust Instrument and the Bylaws of the Acquiring Trust, each as amended, and Section 3806(b)(2) of the Act.

(b)This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by each Acquired Trust, on behalf of each Acquired Fund, is the valid and binding obligation of the Acquiring Trust, on behalf of each Acquiring Fund enforceable against the Acquiring Trust, on behalf of each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust, on behalf of each Acquiring Fund, of its obligations hereunder will not, violate the Trust Instrument or Bylaws.

(d)No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust, on behalf of any Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class C, Class R6, Class R and Class Y, as applicable, shares of beneficial interest in each Acquiring Fund.

In rendering such opinion, Morris, Nichols, Arsht & Tunnell may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquiring Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement.

7.5Each Acquired Fund shall have received a favorable opinion of Sidley Austin LLP, as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Sidley Austin LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust and each Acquiring Funds of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or an Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer.

(c)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

7.6Before the Closing, the Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Fund shall have issued, the Initial Share to Victory Capital or its affiliate to elect the Trustees of the Acquiring Trust and to vote on the investment management, distribution and service plan and other agreements and plans referred to in Section 7.7 as may be required by applicable law and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder.

7.7The Acquiring Trust, on each Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the Acquiring Trust’s Board (after the election of the independent Trustees of the Acquiring Trust as contemplated by Section 8.6) and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust, and by Victory Capital or its affiliate as the Acquiring Fund’s sole shareholder.

7.8Prior to the Closing, Victory Capital shall have purchased, and shall maintain in full force and effect for at least six (6) years after the Closing Date, non-cancelable “tail” insurance policy providing coverage in favor of the Board of Trustees of each Acquired Trust for any expenses, losses, claims, damages and liabilities relating to periods prior to the Closing Date, including the transactions contemplated hereby, upon such terms as may be reasonably acceptable to the Board of Trustees of the Acquired Trust. Victory Capital shall not, and shall not permit any affiliate to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance.

7.9Prior to the Closing, Victory Capital and the Acquiring Trust shall have arranged for (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities relating to periods following the Closing Date, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

7.10The Acquiring Trust agrees that for a period of three (3) years after the Closing Date of each Reorganization, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Trust (or any successor) are not “interested persons” (as defined in the 1940 Act) of Victory Capital or Amundi US; and Victory Capital agrees that for a period of two (2) years after the Closing Date of each Reorganization, neither Victory Capital nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or (any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

7.11Before the Closing, the Acquiring Trust shall have adopted valuation policies and procedures for the Acquiring Fund that are materially the same as the valuation policies and procedures adopted by the Acquired Trust for the Acquired Fund, and Victory Capital shall have adopted Rule 2a-5 valuation policies and procedures with respect to the Acquiring Fund that are materially the same as the Rule 2a-5 valuation policies and procedures adopted by Amundi US with respect to the Acquired Fund. The procedures adopted by the Acquiring Trust and Victory Capital pursuant to this section shall be the valuation procedures used to compute the value of each Acquired Fund’s net assets pursuant to Section 2.2 of this Agreement.

7.12Before the Closing, the Acquiring Trust shall have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that are reasonably acceptable to the Board of Trustees of the Acquired Trust.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, each Acquiring Fund, each Acquired Trust and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1As to each Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding voting securities of the Acquired Fund in accordance with the provisions of its currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each corresponding Acquiring Fund.

8.2On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by each Acquired Trust, each Acquired Fund, the Acquiring Trust or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

8.4The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of each Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6The Trustees of each Acquired Trust who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust shall have been duly elected as Trustees of the Acquiring Trust by Victory Capital or its affiliate as the sole shareholder of the Acquiring Trust and, other than David Brown, shall be the only Trustees of the Acquiring Trust.

8.7Each Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1

8.8With respect to each Reorganization, the Acquiring Trust, on behalf of each Acquiring Fund, and the applicable Acquired Trust, on behalf of each Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a)(i) the transfer of all of the assets of each Acquired Fund (“Assets”) solely in exchange for the corresponding Acquiring Fund Shares (including fractional shares) and the assumption by the corresponding Acquiring Fund of the Liabilities followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)no gain or loss will be recognized by an Acquiring Fund upon the receipt of the Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)no gain or loss will be recognized by an Acquired Fund upon the transfer of the Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders followed by the complete dissolution, liquidation and termination of the Acquired Fund;

(d)no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of their corresponding Acquiring Fund Shares pursuant to the Reorganization;

(e)the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

(f)the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)the tax basis of the Assets acquired by each Acquiring Fund will be the same as the tax basis of such Assets to the corresponding Acquired Fund immediately before the Reorganization; and

(h)the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the corresponding Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the applicable Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, including Section 8.10, neither the corresponding Acquiring Fund nor the corresponding Acquired Fund may waive the conditions set forth in this paragraph 8.8.

8.9All of the conditions to the closing of the transactions contemplated by the Contribution Agreement, dated July 8, 2024 (as amended and in effect from time to time, the “Contribution Agreement”), by and among Victory Capital Holdings, Inc., Amundi Asset Management S.A.S. and, solely for certain purposes, Amundi S.A., shall have been satisfied or waived and the closing of the transactions contemplated by the Contribution Agreement shall occur simultaneously with the Closing on the Closing Date.

8.10At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.8) may be jointly waived by the Board of Trustees of each Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of each Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquiring Fund. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

9.BROKERAGE FEES; EXPENSES.

9.1Each of the Acquired Trusts, the Acquired Funds, the Acquiring Trust and the Acquiring Funds represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2Victory Capital and Amundi US agree to share the costs and expenses incurred by the Acquiring Trust, the Acquiring Funds, each Acquired Trust, and the Acquired Funds in connection with the transactions contemplated by this Agreement. Victory Capital and Amundi US agree that all such costs and expenses shall be paid prior to Closing to the extent such costs and expenses have been submitted for payment two weeks prior to Closing and promptly after Closing in all other cases. No Acquiring Trust, Acquiring Fund, Acquired Trust or Acquired Fund will under any circumstances incur any costs or expenses in connection with the transactions contemplated by this Agreement, including, but not limited to, costs incurred in connection with soliciting shareholder approvals, legal expenses, trustees fees, brokerage expenses that are incurred solely as a result of the transactions and not in connection with the ordinary course investment management of the Acquired Fund or Acquiring Fund, payment of termination charges or other charges under any contract of the Acquired Trust or any Acquired Fund, or any other costs or expenses incurred in connection with the transactions contemplated by this Agreement. Amundi US agrees that it will pay or reimburse each Acquired Trust and Acquired Fund for all such costs and expenses of such Acquired Trust and Acquired Fund if the Closing does not occur, including if this Agreement is Terminated, without regard to any right to seek reimbursement from Victory Capital. This Section 9.2 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.This Agreement supersedes all previous correspondence and oral communications among the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.5, 1.7, 9, 14 and 15 which shall survive for two (2) years after the Closing Date and Sections which will survive for the applicable statutory period of limitations for assessments of tax deficiencies.

11.TERMINATION.

11.1This Agreement may be terminated by an Acquired Trust, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that this Agreement, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of such Acquiring Fund or Acquired Fund. This Agreement shall terminate in the event of the termination of the Contribution Agreement in accordance with its terms.

11.2If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

11.3In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, except as otherwise provided herein, this Agreement shall become void and have no effect except that (a) Sections 9.1, 14 and 15 shall survive for two (2) years after any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination.

12.TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and each Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Funds pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

14.NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or transmitted by facsimile, electronic delivery, personal service (including by overnight courier) or certified mail addressed to:

Acquired Trust c/o Amundi US 60 State Street Boston, MA 02109 Attention: [●]

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street, Boston, MA 02109 Attention:

Lea Anne Copenhefer (leaanne.copenhefer@morganlewis.com)

Toby Serkin (toby.serkin@morganlewis.com)

Acquiring Trust

c/o Victory Capital Management

4900 Tiedeman Road, Brooklyn, OH 44144 Attention: [●]

with a copy to: Sidley Austin LLP

787 Seventh Avenue, New York, NY 10019 Attention:

Jay G. Baris (jbaris@sidley.com) Matthew J. Kutner (mkutner@sidley.com)

or to any other address that an Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.MISCELLANEOUS.

15.1The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6A copy of each Acquired Trust’s Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of each Acquired Trust and the Acquired Funds by the Trustees or officers of each Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Funds individually but are binding only upon the assets and property of each Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Funds by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Funds individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Funds, as provided in the Trust Instrument. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Funds as provided in the Trust Instrument.

15.9It is expressly agreed that the obligations of each Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of each Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Funds, as provided in each Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each Acquired Trust on behalf of the Acquired Funds and signed by authorized officers of each Acquired Trust, acting as such. Neither the authorization by the Board of Trustees of each Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquired Trust property of the Acquired Funds as provided in each Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Pioneer AMT-Free Municipal Fund, a series of Pioneer

Series Trust II, individually and not jointly

By:

Name:

Title:

Pioneer Balanced ESG Fund, a series of Pioneer Series

Trust IV, individually and not jointly

By:

Name:

Title:

Pioneer Bond Fund, a series of Pioneer Bond Fund, individually and not jointly

By:

Name:

Title:

Pioneer CAT Bond Fund, a series of Pioneer Series Trust

VII, individually and not jointly

By:

Name:

Title:

Pioneer Core Equity Fund, a series of Pioneer Series Trust

XI, individually and not jointly

By:

Name:

Title:

Pioneer Active Credit Fund, a series of Pioneer Series

Trust X, individually and not jointly

By:

Name:

Title:

Pioneer Disciplined Growth Fund, a series of Pioneer

Series Trust XII, individually and not jointly

By:

Name:

Title:

Pioneer Disciplined Value Fund, a series of Pioneer Series Trust III, individually and not jointly

By:

Name:

Title:

Pioneer Equity Income Fund, a series of Pioneer Equity Income Fund, individually and not jointly

By:

Name:

Title:

Pioneer Floating Rate Fund, a series of Pioneer Series Trust VI, individually and not jointly

By:

Name:

Title:

Pioneer Fund, a series of Pioneer Fund

By:

Name:

Title:

Pioneer Fundamental Growth Fund, a series of Pioneer Series Trust X, individually and not jointly

By:

Name:

Title:

Pioneer Global Sustainable Growth Fund, a series of Pioneer Series Trust XIV, individually and not jointly

By:

Name:

Title:

Pioneer High Income Municipal Fund, a series of Pioneer Series Trust V, individually and not jointly

By:

Name:

Title:

Pioneer Intrinsic Value Fund, a series of Pioneer Series Trust XIV, individually and not jointly

By:

Name:

Title:

Pioneer Mid Cap Value Fund, a series of Pioneer Mid Cap Value Fund, individually and not jointly

By:

Name:

Title:

Pioneer Multi-Asset Ultrashort Income Fund, a series of Pioneer Series Trust X, individually and not jointly

By:

Name:

Title:

Pioneer Securitized Income Fund, a series of Pioneer Series Trust IV, individually and not jointly

By:

Name:

Title:

Pioneer Select Mid Cap Growth Fund, a series of Pioneer Series Trust II, individually and not jointly

By:

Name:

Title:

Pioneer Short Term Income Fund, a series of Pioneer Short Term Income Fund, individually and not jointly

By:

Name:

Title:

Pioneer Solutions - Balanced Fund, a series of Pioneer Asset Allocation Trust, individually and not jointly

By:

Name:

Title:

Pioneer U.S. Government Money Market Fund, a series of Pioneer Money Market Trust, individually and not jointly

By:

Name:

Title:

VICTORY PORTFOLIOS IV,

on behalf of each of its series listed on Schedule A, individually and not jointly

By:

Name: Thomas Dusenberry

Title: President

For purposes of Sections 7.8, 7.9, 7.10 and 9.2 only:

VICTORY CAPITAL MANAGEMENT INC. By:

Name: Michael D. Policarpo II

Title: President, Chief Financial Officer and Chief Administrative Officer

For purposes of Section 9.2 only:

AMUNDI ASSET MANAGEMENT US, INC. By:

Name:

Title:

SCHEDULE A

Acquiring Fund, each a series of Victory Portfolios
Acquired Fund	IV
Pioneer AMT-Free Municipal Fund, a series of Pioneer	Victory Pioneer AMT-Free Municipal Fund
Series Trust II
Pioneer Balanced ESG Fund, a series of Pioneer Series	Victory Pioneer Balanced Fund
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund	Victory Pioneer Bond Fund
Pioneer CAT Bond Fund, a series of Pioneer Series	Victory Pioneer CAT Bond Fund
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series	Victory Pioneer Core Equity Fund
Trust XI
Pioneer Active Credit Fund, a series of Pioneer Series	Victory Pioneer Active Credit Fund
Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer	Victory Pioneer Disciplined Growth Fund
Series Trust XII
Pioneer Disciplined Value Fund, a series of Pioneer	Victory Pioneer Disciplined Value Fund
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity	Victory Pioneer Equity Income Fund
Income Fund
Pioneer Floating Rate Fund, a series of Pioneer Series	Victory Pioneer Floating Rate Fund
Trust VI
Pioneer Fund, a series of Pioneer Fund	Victory Pioneer Fund
Pioneer Fundamental Growth Fund, a series of Pioneer	Victory Pioneer Fundamental Growth Fund
Series Trust X
Pioneer Global Sustainable Growth Fund, a series of	Victory Pioneer Global Growth Fund
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of	Victory Pioneer High Income Municipal Fund
Pioneer Series Trust V
Pioneer Intrinsic Value Fund, a series of Pioneer Series	Victory Pioneer Intrinsic Value Fund
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid	Victory Pioneer Mid Cap Value Fund
Cap Value Fund
Pioneer Multi-Asset Ultrashort Income Fund, a series of	Victory Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Series Trust X
Pioneer Securitized Income Fund, a series of Pioneer	Victory Pioneer Securitized Income Fund
Series Trust IV
Pioneer Select Mid Cap Growth Fund, a series of	Victory Pioneer Select Mid Cap Growth Fund
Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of Pioneer	Victory Pioneer Short Term Income Fund
Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	Victory Pioneer Solutions - Balanced Fund
Asset Allocation Trust
Pioneer U.S. Government Money Market Fund, a series	Victory Pioneer U.S. Government Money Market Fund
of Pioneer Money Market Trust

SCHEDULE B

Each Acquiring Fund listed below shall, on the Closing Date, (i) issue and deliver to the corresponding Acquired Fund listed below, that number of full and fractional shares of Class R shares of such Acquiring Fund, having a net asset value equal to the net asset value of, as applicable, the corresponding Class R shares of such Acquired Fund in each case computed in the manner and as of the time and date set forth in Section 2.2, and (ii) assume all of the Liabilities of the corresponding Acquired Fund on the Closing Date.

Upon consummation of the transactions described in subsections (a) and (b) of Section 1.1 and immediately thereafter, each Acquired Fund listed below in complete liquidation shall distribute (or cause its transfer agent to distribute) to its shareholders of record as of the Closing Date the Class R Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of, as applicable, full and fractional Class R Acquisition Shares equal to the total of (i) the number of Class R shares of each Acquired Fund listed below held by such shareholder divided by the number of such Class R shares of such Acquired Fund outstanding on such date multiplied by (ii) the total number of Class R Acquisition Shares to be distributed to Class R shareholders as of the Closing Date.

Acquired Fund

Pioneer Bond Fund, a series of Pioneer Bond Fund

Pioneer Equity Income Fund, a series of Pioneer Equity Income Fund

Pioneer Fund, a series of Pioneer Fund

Pioneer Fundamental Growth Fund, a series of Pioneer Series Trust X

Acquiring Fund (each a series of Victory Portfolios

IV)

Victory Pioneer Bond Fund

Victory Pioneer Equity Income Fund

Victory Pioneer Fund

Victory Pioneer Fundamental Growth Fund

SCHEDULE C
Acquired Fund	Fiscal Year End
Pioneer AMT-Free Municipal Fund, a series of Pioneer	December 31
Series Trust II
Pioneer Balanced ESG Fund, a series of Pioneer Series	July 31
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund	June 30
Pioneer CAT Bond Fund, a series of Pioneer Series	October 31
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series	December 31
Trust XI
Pioneer Active Credit Fund , a series of Pioneer Series	August 31
Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer	August 31
Series Trust XII
Pioneer Disciplined Value Fund, a series of Pioneer	August 31
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity	October 31
Income Fund
Pioneer Floating Rate Fund, a series of Pioneer Series	October 31
Trust VI
Pioneer Fund, a series of Pioneer Fund	December 31
Pioneer Fundamental Growth Fund, a series of Pioneer	March 31
Series Trust X
Pioneer Global Sustainable Growth Fund, a series of	September 30
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of	August 31
Pioneer Series Trust V
Pioneer Intrinsic Value Fund, a series of Pioneer Series	September 30
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid	October 31
Cap Value Fund
Pioneer Multi-Asset Ultrashort Income Fund, a series of	March 31
Pioneer Series Trust X
Pioneer Securitized Income Fund, a series of Pioneer	July 31
Series Trust IV
Pioneer Select Mid Cap Growth Fund, a series of	November 30
Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of Pioneer	August 31
Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	July 31
Asset Allocation Trust
Pioneer U.S. Government Money Market Fund, a series	December 31
of Pioneer Money Market Trust

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of December 30, 2024, by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A (each, an “Acquiring Fund”), and each of Pioneer High Yield Fund, Pioneer Series Trust IV, Pioneer Series Trust V, Pioneer Series Trust VI, Pioneer Series Trust VIII and Pioneer Series Trust XIV, each a Delaware statutory trust (each, an “Acquired Trust and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A (each, an “Acquired Fund”), and, for purposes of Sections 7.8, 7.9, 7.10 and 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and, for purposes of Section 9.2 only, Amundi Asset Management US, Inc. (“Amundi US”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and each Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). With respect to each Acquired Fund and the corresponding Acquiring Fund, the reorganization, including the transactions described below, (the “Reorganization”) will consist of, in accordance with the terms and conditions set forth in this Agreement:

1)the transfer of all of the Acquired Assets (as hereinafter defined) of such Acquired Fund in exchange solely for full and fractional shares of beneficial interest of, as applicable, Class A shares of the corresponding Acquiring Fund (“Class A Acquisition Shares”), Class C shares of the corresponding Acquiring Fund (“Class C Acquisition Shares”), Class R6 shares of the corresponding Acquiring Fund (“Class R6 Acquisition Shares”), Class R shares of the corresponding Acquiring Fund (“Class R Acquisition Shares”) and Class Y shares of the corresponding Acquiring Fund (“Class Y Acquisition Shares”, and, together with the Class A Acquisition Shares, the Class C Acquisition Shares, Class R6 Acquisition Shares and Class R Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, $0.001 par value per share, of the Acquiring Fund;

2)the assumption by such Acquiring Fund of all of the Liabilities (as hereinafter defined) of the corresponding Acquired Fund;

3)as consideration therefor, the distribution, immediately after the closing date provided in Section 3.1 (the “Closing Date”), of, as applicable, except as set forth on Schedule B, each of the Class A Acquisition Shares pro rata to each of the Acquired Fund Shareholders (as hereinafter defined) holding Class A and Class R shares of such Acquired Fund, each of the Class C Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class C and Class C2 shares of such Acquired Fund, each of the Class R6 Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class K shares of such Acquired Fund, and each of the Class Y Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class Y shares of such Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement; and

4)the filing of the Tax Election (as hereinafter defined).

WHEREAS, each Acquired Fund and each Acquiring Fund is a separate series of a registered investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Acquired Fund holds certain securities that may be restricted as to transfer due to sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) (the “Residual Restricted Securities”);

WHEREAS, each Acquiring Fund shall have purchased one or more Class Y shares of the corresponding Acquired Fund at or prior to the Valuation Date (as defined in Section 2.3);

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the Acquired Assets of each Acquired Fund for the applicable Acquiring Fund Shares and the assumption of all of the Liabilities of each Acquired Fund by the corresponding Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of each Acquired Trust has determined that each Reorganization is in the best interests of each Acquired Fund and its shareholders and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES; TAX ELECTION.

1.1Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)Each Acquired Fund will assign, convey, deliver and otherwise transfer to the corresponding Acquiring Fund, and such Acquiring Fund will acquire, on the Closing Date, all of the properties and assets, excluding the Residual Restricted Securities, of such Acquired Fund as set forth in Section 1.2 (the “Acquired Assets”).

(b)In consideration therefor, and except as set forth on Schedule B the applicable, each Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the corresponding Acquired Fund, as applicable, that number of full and fractional shares of a corresponding class of such Acquiring Fund, having a net asset value equal to (x) the net asset value of, as applicable, the corresponding Acquired Fund Class, less (y) the net asset value of the shares of such Acquired Fund Class, if any, held by the corresponding Acquiring Fund, in each case computed in the manner and as of the time and date set forth in Section 2.2, as follows:

Acquired Fund Class	Acquiring Fund Class
Class A	Class A
Class C	Class C
Class C2	Class C
Class K	Class R6
Class R	Class A
Class Y	Class Y

and (ii) assume all of the liabilities, debts, obligations and duties of the corresponding Acquired Fund existing on the Closing Date, whether absolute or contingent, accrued or unaccrued, known or unknown, including, without limitation, the Acquired Fund’s obligations to indemnify the Trustees and Officers of the Acquired Trust under the Amended and Restated Agreement and Declaration of Trust of the Acquired Trust (collectively, “Liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquiring Trust, on behalf of each applicable Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of each Acquired Trust’s current and former trustees and officers, acting in their capacities as such, with respect to each applicable Acquired Fund, under the Acquired Trust’s declaration of trust and bylaws as in effect as of the date of this

Agreement, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund and Acquiring Trust and its successors or assigns.

(c)Upon consummation of the transactions described in subsections (a) and (b) above and immediately thereafter, except as set forth on Schedule B, in each Reorganization, the applicable Acquired Fund shall distribute (or cause its transfer agent to distribute) to its shareholders of record other than the corresponding Acquiring Fund, as of the Closing Date (the “Acquired Fund Shareholders”) the Acquiring Fund Shares received by it, each Acquired Fund Shareholder being entitled to receive that number of, as applicable, full and fractional Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares and Class Y Acquisition Shares, in each case, of the corresponding Acquiring Fund, equal to the total of (i) the number of Class A shares, Class C shares, Class C2 shares, Class K shares, Class R shares and Class Y shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Class A shares, Class C shares, Class C2 shares, Class K shares, Class R shares and Class Y shares, as applicable, of such Acquired Fund outstanding on such date, less such shares held by the Acquiring Fund, if any, multiplied by (ii) the total number of Class A Acquisition Shares of the Acquiring Fund to be distributed to Class A shareholders of the Acquired Fund, Class C Acquisition Shares of the Acquiring Fund to be distributed to Class C shareholders of the Acquired Fund, Class C Acquisition Shares of the Acquiring Fund to be distributed to Class C2 shareholders of the Acquired Fund, Class R6 Acquisition Shares of the Acquiring Fund to be distributed to Class K shareholders of the Acquired Fund, Class A Acquisition Shares of the Acquiring Fund to be distributed to Class R shareholders of the Acquired Fund and Class Y Acquisition Shares of the Acquiring Fund to be distributed to Class Y shareholders of the Acquired Fund, as applicable, as of the Closing Date. The aggregate net asset value of the Acquiring Fund shares to be received by each Acquired Fund shareholder shall equal the aggregate net asset value of the Acquired Fund shares that the Acquired Fund shareholder holds at the Closing Date.

1.2The Acquired Assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, cash equivalents, securities, instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends and interest receivable, receivables for shares sold and all other properties and assets of any nature whatsoever which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date provided; however, that the Acquired Assets shall not include the Residual Restricted Securities.

1.3[Intentionally omitted.]

1.4Each Acquired Fund will endeavor to discharge all of its known Liabilities, including for this purpose any obligations that are or will become due prior to the Closing Date, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to Closing. Any such liabilities incurred prior to the Closing Date in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing shall be assumed by the Acquiring Fund. Any reporting responsibility of an Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “SEC” or the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.5As provided in Section 3.4, as soon after the Closing Date as practicable, each Acquired Fund will distribute (or cause its transfer agent to distribute) pro rata, as applicable, to its (i) Class A shareholders of record other than the corresponding Acquiring Fund the Class A Acquisition Shares received by such Acquired Fund, (ii) Class C shareholders of record other than the corresponding Acquiring Fund the Class C Acquisition Shares received by such Acquired Fund,

(iii)Class C2 shareholders of record other than the corresponding Acquiring Fund the Class C Acquisition Shares received by such Acquired Fund, (iv) Class K shareholders of record other than the corresponding Acquiring Fund the Class R6 Acquisition Shares received by such Acquired Fund, (v) Class R shareholders of record other than the corresponding Acquiring Fund the Class R Acquisition Shares received by such Acquired Fund, and (vi) Class Y shareholders of record other than the corresponding Acquiring Fund the Class Y Acquisition Shares received by such Acquired Fund, as contemplated by Section 1.1. The date of such distribution shall be referred to herein as the “Distribution Date”. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the corresponding Acquired Fund. Each Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, and as contemplated by Section 1.1 and this Section 1.5: (A) the Residual Restricted Securities are not Acquired Assets for purposes of this Agreement; (B) each Acquiring Fund is not an Acquired Fund Shareholder of the corresponding Acquired Fund for purposes of this Agreement; (C) each Acquiring Fund shall not receive Acquiring Fund Shares in the Reorganization; and (D) the Acquired Fund Shares held by each corresponding Acquiring Fund shall remain on the books and records of such Acquired Fund following the completion of the actions contemplated by this Section 1.5. Accordingly, upon the completion of the actions contemplated by this Section 1.5, each such Acquiring Fund shall be the sole shareholder of the corresponding Acquired Fund, each such Acquired Fund shall be a wholly-owned subsidiary of such Acquiring Fund, and the sole assets of each such Acquired Fund shall be the Residual Restricted Securities. Effective as of the day after the Closing Date, each Acquired Fund shall elect to be disregarded as separate from the corresponding Acquiring Fund for U.S. federal income tax purposes by filing an IRS Form 8832 (the “Tax Election”).

1.6With respect to the Acquiring Fund Shares distributable pursuant to Section 1.5 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined in Section 2.3), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.7Any reporting responsibility of each Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of such Acquired Fund up to and including the Closing Date and thereafter.

1.8Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Funds or the Acquiring Funds, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trusts or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trusts or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.9At or before the Closing Date, each Acquiring Fund shall redeem one (1) Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of

Trustees of the Acquiring Trust determines), to vote on the investment management, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as each Acquiring Fund’s sole shareholder.

2.VALUATION.

2.1On the Closing Date, each Acquiring Fund will deliver to the corresponding Acquired Fund a number of, as applicable, Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the Acquired Assets acquired by such Acquiring Fund on the Closing Date attributable to, as applicable, the Class A, Class C, Class C2, Class K, Class R and Class Y shares, respectively, of the corresponding Acquired Fund, less the value of the Liabilities of such Acquired Fund attributable to, as applicable, the Class A, Class C, Class C2 , Class K, Class R and Class Y shares, respectively, of such Acquired Fund, determined as hereafter provided in this Section 2.

2.2The value of each Acquired Fund’s net assets will be computed as of the Valuation Date (as defined in Section 2.3) using the valuation procedures for the corresponding Acquiring Fund set forth in the Acquiring Trust’s currently-effective Amended and Restated Trust Instrument dated as of December 16, 2024 (the “Trust Instrument”) and the Acquiring Fund’s currently effective prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), in each case after giving effect to the condition precedent set forth in Section 7.11.

2.3The Valuation Date shall be 4:00 p.m. Eastern time (or, if different, the time for calculation of net asset value as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information) on the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (such time and date being referred to as the “Valuation Date”).

2.4Each Acquiring Fund shall issue the Acquiring Fund Shares to the corresponding Acquired Fund on one share deposit receipt registered in the name of the corresponding Acquired Fund. Each Acquired Fund shall distribute, as applicable, the Class A Acquisition Shares, Class C Acquisition Shares, Class R6 Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares received by it hereunder pro rata to, as applicable, its Class A, Class C, Class C2, Class K, Class R and Class Y shareholders, as set forth in Section 1.1(b) and Schedule B hereto, by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent, which will immediately set up open accounts for such Acquired Fund Shareholders of record in accordance with written instructions furnished by such Acquired Fund; provided, that, the corresponding Acquiring Fund shall not be entitled to receive any Acquiring Fund Shares in respect of its Acquired Fund Shares.

2.5Each Acquired Fund shall pay or cause to be paid to the corresponding Acquiring Fund any interest, cash, cash equivalents, securities, instruments, claims or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below). For the avoidance of doubt, it is understood that any Residual Restricted Securities shall remain with the applicable Acquired Fund. Any such distribution shall be deemed included in the assets transferred to the corresponding Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund.

2.6All computations of value shall be made by the administrator for the applicable Acquiring Fund, in accordance with its regular practice in pricing the shares of the Acquiring Fund and assets of such Acquiring Fund using the valuation procedures set forth in the Trust Instrument and the Acquiring Fund Prospectus.

3.CLOSING AND CLOSING DATE.

3.1All acts necessary to consummate a Reorganization shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m. ET) on [●], or at such other date and time to which the parties may agree (such date and time being hereinafter referred to as the “Closing Date”). The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2On the Closing Date, such portfolio securities, except for the Residual Restricted Securities, and cash and cash equivalents of each Acquired Fund shall be delivered by the Acquired Fund to The Bank of New York Mellon as custodian for the corresponding Acquiring Fund (the “Custodian”) for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “The Bank of New York Mellon, custodian for [·] Fund.”

3.3In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for the portfolio securities of the Acquired Fund (each, an “Exchange”) is closed for trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is deemed impracticable by of the Board of the applicable Acquired Trust or Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties may agree.

3.4At the Closing, each Acquired Fund, or its transfer agent, shall deliver to the corresponding Acquiring Fund, or its designated agent, a list of the names and addresses of such Acquired Fund record shareholders and the number of outstanding shares of such Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the applicable Acquired Trust on behalf of such Acquired Fund. Each Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund. On the Distribution Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund Shareholders as provided in Section 1.5.

3.5At the Closing, each Acquired Fund’s custodian shall deliver evidence that: (i) the Acquired Assets have been delivered in proper form to the corresponding Acquiring Fund as of the Closing Date, and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities. At the Closing, each Acquiring Fund’s custodian shall deliver a certificate to the Acquired Fund that all such assets have been received.

3.6At the Closing, each Acquired Fund and each Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets and assumption of liabilities contemplated by Section 1.

4.REPRESENTATIONS AND WARRANTIES.

4.1Representations and Warranties of each Acquired Trust, on behalf of the Acquired Funds.

Each Acquired Trust, on behalf of each applicable Acquired Fund, represents and warrants the following to the Acquiring Trust and the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)Each Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each Acquired Trust is not required to qualify as a foreign entity in any jurisdiction. Each Acquired Trust and each Acquired Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)Each Acquired Trust is duly registered as an investment company classified as an open- end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the currently-effective Amended and Restated Agreement and Declaration of Trust of each Acquired Trust and applicable law.

(c)Each Acquired Fund is not in material violation of any provision of its currently-effective Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either an Acquired Trust or an Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)At the Closing Date, each Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and will have full right, power and authority to assign, deliver and otherwise transfer the Acquired Fund’s assets, and upon delivery and payment for the Acquired Fund’s assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)Except as previously disclosed to the Acquiring Trust and the Acquiring Fund in writing, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or an Acquired Fund, threatened as to any Acquired Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. No Acquired Trust and no Acquired Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and no Acquired Trust and no Acquired Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(g)For each Acquired Fund, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal periods ended on the applicable fiscal year end listed on Schedule C (each, a “Fiscal Year End”), audited by [ ], independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied. For each Acquired Fund, the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the applicable Fiscal Year End.

(h)Since the applicable Fiscal Year End, there has not been any material adverse change in an Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by an Acquired Fund of indebtedness for borrowed money maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, prior to the Closing Date. For the purposes of this clause (h), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, distributions of net income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(i)As of the Closing Date, all federal and other tax returns and reports of each Acquired Fund required by law to have been filed by such date (giving effect to extensions) have been timely filed and such tax returns were true, correct and complete in all material respects as of the time of their filing, and all taxes of each Acquired Fund that are due and payable have been timely paid. No Acquired Fund is liable for taxes of any person other than itself, and no Acquired Fund is a party to any tax sharing or allocation agreement. All tax liabilities of each Acquired Fund have been adequately provided for on its books. Each Acquired Fund has no outstanding tax deficiency or liability asserted against it or any question with respect thereto raised, and to each Acquired Fund’s knowledge, it is not under audit by the Internal Revenue Service or by any state or local tax authority.

(j)No Acquired Fund has made an entity classification election under Treasury Regulations Section 301.7701-3 at any time in the sixty (60) months prior to the Closing Date. Each Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year. Each Acquired Fund will continue to qualify as a RIC during the taxable year that includes the Closing Date and at all times through the Closing Date. Each Acquired Fund is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. With respect to each Acquired Fund, there is no other unpaid tax liability (federal, foreign, state, local) except for those that are accurately reflected on its books. Each Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Each Acquired Fund will not be subject to taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by each Acquired Fund and claimed for the dividends paid deduction during the six years ended on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)Each Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in Section 4.1(i) or (j) hereof.

(l)As of the time of the Closing Date, each Acquired Fund does not have an 80% Corporate Shareholder. For this purpose, an “80% Corporate Shareholder” means a corporation for U.S. federal income tax purposes that owns shares of the Acquired Fund possessing at least 80% of the total voting power of the stock of the Acquired Fund and having a value equal to at least 80% of the total value of the stock of the Acquired Fund.

(m)The authorized capital of each Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of each Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of each Acquired Fund are divided into, as applicable, Class A, Class C, Class C2, Class K, Class R and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4 and by the applicable Acquiring Fund as set forth herein. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, free and clear at the time of issuance of all liens, pledges, security interests or other encumbrances, and are and will continue to be issued in compliance with all applicable federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquired Fund are outstanding.

(n)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of each Acquired Trust, which is directed by the applicable Amended and Restated Agreement and Declaration of Trust to oversee the affairs of the Acquired Trust and has been granted the powers necessary to carry out such responsibility, and (ii) at the time of Closing, all other necessary trust action on the part of each Acquired Trust and each Acquired Fund.

(o)Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of each Acquired Trust and each Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(p)The Acquiring Fund Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund Shareholders as provided in Section 1.1(c).

(q)The information relating to each Acquired Trust and each Acquired Fund furnished in writing by each Acquired Trust and each Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)The information regarding each Acquired Trust and each Acquired Fund that has been provided to the corresponding Acquiring Fund in writing for inclusion in the proxy statement and prospectus of the Acquired Funds (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby (the “Registration Statement”), as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to each Acquired Trust or each Acquired Fund furnished to the Acquiring Trust by each Acquired Trust or each Acquired Fund or their representatives in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(t)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)Each Acquired Fund currently complies, and during the six (6) years ending on the Closing Date has complied, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

(v)As of both the Valuation Date and the Closing Date, each Acquired Fund will have full right, power and authority to assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Funds to be transferred to the Acquiring Funds pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the corresponding Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of an Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Funds’ investments shown on the audited schedule of its portfolio investments as of the applicable Fiscal Year End, referred to in Section 4.1(g) hereof, as supplemented with such changes as an Acquired Fund shall make after the applicable Fiscal Year End, which changes shall be disclosed to the corresponding Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions as of the Closing Date.

(w)For each Acquired Fund, during the six years ending on the Closing Date, to the best of each Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund have taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(x)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, result in the acceleration of any obligation or the imposition of any penalty under any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound.

4.2Representations and Warranties of the Acquiring Trust and the Acquiring Funds.

The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the corresponding Acquired Trust and Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquiring Trust and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)The Acquiring Trust is duly registered as an investment company classified as an open- end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and each Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Trust Instrument and applicable law.

(c)Each Acquiring Fund is not in material violation of any provision of the Trust Instrument or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or an Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or an Acquiring Fund, threatened as to an Acquiring Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor an Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and neither the Acquiring Trust nor an Acquiring Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(f)Each Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise (other than the Acquiring Fund’s purchase of one or more Class Y shares of the corresponding Acquired Fund at or prior to the Valuation Date).

(g)Each Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of an open-end management company under the 1940 Act prior to its commencement of operations) and will not have had any liabilities and will not have held any property or have any tax attributes immediately before the Closing other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets and the purchase and holding of one or more Class Y shares of the corresponding Acquired Fund at or prior to the Valuation Date pursuant to this Agreement. Assuming the accuracy of all the representations under Section 4.1(j), each Acquiring Fund will qualify as a RIC in its taxable year in which the Closing occurs and will take all steps necessary to ensure that it qualifies for treatment as a RIC under Sections 851 and 852 of the Code.

(h)The Initial Share that is redeemed under Section 1.9 was issued by each Acquiring Fund prior to the Closing solely to facilitate the organization of the Acquiring Fund and maintain its legal existence.

(i)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, no Acquiring Fund has any outstanding shares of any class, except its Initial Share. As of the Closing Date, the outstanding shares of beneficial interest of each Acquiring Fund will be divided into, as applicable, Class A, Class C, Class R6, Class R and Class Y shares, each having the characteristics described in the applicable Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquiring Fund are outstanding.

(j)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of the Acquiring Trust, which is directed by the Trust Instrument to oversee the affairs of the Acquiring Trust and has been granted the powers necessary to carry out such responsibility, and (ii) all other necessary trust action on the part of the Acquiring Trust and the Acquiring Funds, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Funds enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)The Acquiring Fund Shares to be issued and delivered to each corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, as applicable, Class A, Class C, Class R6 , Class R and Class Y shares of beneficial interest in the Acquiring Funds, and will be fully paid and non-assessable by the corresponding Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the corresponding Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)The information furnished by the Acquiring Trust and each Acquiring Fund for use in no- action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(m)As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, will not, insofar as it relates to the Acquiring Trust and the Acquiring Funds, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(o)The books and records of each Acquiring Fund made available to the corresponding Acquired Fund and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(q)The Acquiring Trust has in place (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities to the extent permitted by law relating to all periods on and after the date such persons became Trustees and officers of the Acquiring Trust, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

(r)Each Acquiring Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

5.1COVENANTS OF THE PARTIES.

5.1Each Acquired Trust and the Acquiring Trust, and the Acquired Funds and the Acquiring Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Funds, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions and any other distribution that may be advisable, and with respect to the Acquiring Funds, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations and such actions as are otherwise contemplated by this Agreement.

5.2Each Acquired Trust will call a meeting of the Acquired Funds shareholders as soon as reasonably practicable after the date of effectiveness of the Registration Statement, which will be held prior to the Closing Date for the purpose of (i) considering the Reorganization as herein provided, including adopting this Agreement, and (ii) taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3In connection with the Acquired Funds shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Funds’ shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. Each Acquired Trust and each Acquired Fund shall assist the Acquiring Trust and each corresponding Acquiring Fund in preparing the notice of meeting, form of proxy, and the Prospectus/Proxy Statement to be used in connection with the shareholder meeting and the Registration Statement. Each Acquired Fund will also assist each Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the corresponding Acquired Fund.

5.4Each of the Acquired Trusts, the Acquired Funds, the Acquiring Trust and the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and any guidance of the SEC or its staff, including comments of the SEC staff regarding disclosures in the Registration Statement, to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5Each Acquired Fund shall cause to be timely filed (taking into account extensions) any previously unfiled tax returns required to be filed with respect to it for any taxable year ending on or before the Closing Date, and shall cause to be paid any taxes shown as due thereon. Each of the Acquired Trusts and each Acquired Fund shall reasonably cooperate with the Acquiring Trust and the corresponding Acquiring Fund in connection with the tax preparation and filing of tax returns with respect to the corresponding Acquired Fund that are due after the Closing Date.

5.6Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date. Each Acquiring Fund and each Acquired Fund will take or cause to be taken all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

5.7.Each Acquired Fund shall furnish to the corresponding Acquiring Fund on the Closing Date a final statement of the total amount of such Acquired Fund’s assets and liabilities as of the Closing Date.

5.8Following the transfer of each Acquired Fund’s Acquired Assets by the Acquired Fund to the corresponding Acquiring Fund and the assumption of the liabilities in exchange for the corresponding Acquiring Fund Shares as contemplated herein, the Acquired Fund will file, or provide to be included in an Acquiring Trust filing of, any final regulatory reports promptly after the Closing Date.

5.9[RESERVED]

5.10If at any time prior to the effective date of the Registration Statement a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

The obligations of the Acquiring Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject to the performance by the corresponding Acquired Trust and the corresponding Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1Each Acquired Trust and each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate executed on its behalf by each Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the corresponding Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of each Acquired Trust and each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that each Acquired Trust and each Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a statement of the Acquired Funds’ assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by each applicable Acquired Trust’s duly authorized officer.

6.3[Intentionally omitted.]

6.4All proceedings taken by each Acquired Trust or each Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the corresponding Acquiring Fund.

6.5Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of each applicable Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the corresponding Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the corresponding Acquiring Fund may reasonably request. Each Acquired Fund shall have furnished to the corresponding Acquiring Fund any other tax information reasonably requested by the corresponding Acquiring Fund.

6.6The custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7The transfer agent to each Acquired Fund shall have provided to the corresponding Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The transfer agent to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the acts specified in the preceding sentence have been taken and that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.8The administrator, fund accountant and custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.9Each Acquiring Fund shall have received a favorable opinion of Richards, Layton & Finger, P.A. (with respect to matters of Delaware law), as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Richards, Layton &

Finger, PA appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)Each Acquired Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and By-Laws and the Act to execute, deliver and perform its obligations under the Agreement.

(b)The execution and delivery of the Agreement by each Acquired Trust, on behalf of each applicable Acquired Fund, and the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of the transactions contemplated thereby have been duly authorized by the Acquired Trust under the Declaration of Trust, the By-Laws and the Act. The Agreement has been duly executed and delivered by each Acquired Trust, on behalf of each Acquired Fund.

(c)The Agreement constitutes a legal, valid and binding agreement of each Acquired Trust, on behalf of each applicable Acquired Fund, enforceable against each Acquired Trust, on behalf of each applicable Acquired Fund, in accordance with its terms.

(d)Each Acquired Fund has been duly established as a separate series of the applicable Acquired Trust under the applicable Declaration of Trust and Section 3806(b)(2) of the Act.

(e)Neither the execution and delivery by each Acquired Trust on behalf of each applicable Acquired Fund, nor the performance by each Acquired Trust, on behalf of each applicable Acquired Fund, of its obligations under the Agreement, nor the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of the transactions contemplated thereby, violates (i) the applicable Declaration of Trust or By-Laws or (ii) any law, rule or regulation of the State of Delaware applicable to each Acquired Trust and Acquired Fund.

(f)Neither the execution and delivery by each Acquired Trust, on behalf of each applicable Acquired Fund, nor the performance by each Acquired Trust, on behalf of each applicable Acquired Fund, of its obligations under the Agreement, nor the consummation by each Acquired Trust, on behalf of each applicable Acquired Fund, of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trusts of each Acquired Trust.

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied, including to the extent applicable the Acquired Funds Shareholders have duly approved the Reorganization in the manner contemplated by the Trust Documents, and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of each Acquired Trust have complied with their fiduciary duties in approving the Agreement, and that the Reorganization is fair in all respects. Such counsel need not express an opinion with respect to federal laws, including without limitation, the 1940 Act or the rules and regulations thereunder, including the effect of, or compliance with, any such federal laws that are expressly incorporated into the Declaration of Trust or By-Laws or that may preempt applicable Delaware law or the provisions of the Declaration of Trust or By-laws or that may prohibit, or impose restrictions or conditions on, the consummation of the matters referenced in such opinion. In addition, with respect to the enforceability of the Agreement, such counsel need not express an opinion with respect to (i) any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of each Acquired Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement, (ii) any provision that relates to the dissolution or liquidation of any Acquired Trust or any Acquired Fund, or (iii) any provisions of the Agreement that purport to obligate an Acquired Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to actions of such other persons or entities.

6.10Each Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP, appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, violate any provision of any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound or any judgment or decree to which each Acquired Trust or each applicable Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of each Acquired Trust.

(b)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by an Acquired Trust or an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required (1) under state securities or blue sky laws or such as have been obtained, or (2) pursuant to sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the European Union, His Majesty’s Treasury, or other relevant sanctions authority.

(c)Each Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of each Acquired Trust and each applicable Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1The Acquiring Trust and each Acquiring Fund shall have delivered to the corresponding Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2The Acquiring Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the corresponding Acquired Fund an of Assumption of Liabilities dated as of the Closing Date and all such other agreements and instruments as the Acquired Fund and the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (i) the Acquiring Fund’s assumption of all Liabilities of the Acquired Fund, (ii) the Acquired Fund’s title and possession of the Acquisition Shares to be delivered hereunder, and to otherwise carry out the intent and purpose of this Agreement.

7.3All proceedings taken by the Acquiring Trust or an Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the corresponding Acquired Fund.

7.4Each Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Trust Instrument and Bylaws and the Act to execute, deliver and perform its obligations under the Agreement, and each Acquiring Fund is a separate series thereof duly established in accordance with the Trust Instrument and the Bylaws of the Acquiring Trust, each as amended, and Section 3806(b)(2) of the Act.

(b)This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by each Acquired Trust, on behalf of each Acquired Fund, is the valid and binding obligation of the Acquiring Trust, on behalf of each Acquiring Fund enforceable against the Acquiring Trust, on behalf of each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust, on behalf of each Acquiring Fund, of its obligations hereunder will not, violate the Trust Instrument or Bylaws.

(d)No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust, on behalf of any Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class C, Class R6, Class R and Class Y, as applicable, shares of beneficial interest in each Acquiring Fund.

In rendering such opinion, Morris, Nichols, Arsht & Tunnell may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquiring Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement.

7.5Each Acquired Fund shall have received a favorable opinion of Sidley Austin LLP, as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Sidley Austin LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust and each Acquiring Funds of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or an Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer.

(c)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required (1) under state securities or blue sky laws or such as have been obtained, or (2) pursuant to sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the European Union, His Majesty’s Treasury, or other relevant sanctions authority.

(d)The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

7.6Before the Closing, the Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Fund shall have issued, the Initial Share to Victory Capital or its affiliate to elect the Trustees of the Acquiring Trust and to vote on the investment management, distribution and service plan and other agreements and plans referred to in Section 7.7 as may be required by applicable law and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder.

7.7The Acquiring Trust, on each Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the Acquiring Trust’s Board (after the election of the independent Trustees of the Acquiring Trust as contemplated by Section 8.6) and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust, and by Victory Capital or its affiliate as the Acquiring Fund’s sole shareholder.

7.8Prior to the Closing, Victory Capital shall have purchased, and shall maintain in full force and effect for at least six (6) years after the Closing Date, non-cancelable “tail” insurance policy providing coverage in favor of the Board of Trustees of each Acquired Trust for any expenses, losses, claims, damages and liabilities relating to periods prior to the Closing Date, including the transactions contemplated hereby, upon such terms as may be reasonably acceptable to the Board of Trustees of the Acquired Trust. Victory Capital shall not, and shall not permit any affiliate to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance.

7.9Prior to the Closing, Victory Capital and the Acquiring Trust shall have arranged for (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the

Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities relating to periods following the Closing Date, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

7.10The Acquiring Trust agrees that for a period of three (3) years after the Closing Date of each Reorganization, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Trust (or any successor) are not “interested persons” (as defined in the 1940 Act) of Victory Capital or Amundi US; and Victory Capital agrees that for a period of two (2) years after the Closing Date of each Reorganization, neither Victory Capital nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or (any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

7.11Before the Closing, the Acquiring Trust shall have adopted valuation policies and procedures for the Acquiring Fund that are materially the same as the valuation policies and procedures adopted by the Acquired Trust for the Acquired Fund, and Victory Capital shall have adopted Rule 2a-5 valuation policies and procedures with respect to the Acquiring Fund that are materially the same as the Rule 2a-5 valuation policies and procedures adopted by Amundi US with respect to the Acquired Fund. The procedures adopted by the Acquiring Trust and Victory Capital pursuant to this section shall be the valuation procedures used to compute the value of each Acquired Fund’s net assets pursuant to Section 2.2 of this Agreement.

7.12Before the Closing, the Acquiring Trust shall have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that are reasonably acceptable to the Board of Trustees of the Acquired Trust.

7.134 Each Acquiring Fund shall have purchased one or more Class Y shares of the corresponding Acquired Fund at or prior to the Valuation Date.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, each Acquiring Fund, each Acquired Trust and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1As to each Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding voting securities of the Acquired Fund in accordance with the provisions of its currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each corresponding Acquiring Fund.

8.2On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by each Acquired Trust, each Acquired Fund, the Acquiring Trust or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

8.4The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of each Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6The Trustees of each Acquired Trust who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust shall have been duly elected as Trustees of the Acquiring Trust by Victory Capital or its affiliate as the sole shareholder of the Acquiring Trust and, other than David Brown, shall be the only Trustees of the Acquiring Trust.

8.7Each Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1

8.8With respect to each Reorganization, the Acquiring Trust, on behalf of each Acquiring Fund, and the applicable Acquired Trust, on behalf of each Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a)the steps of the Reorganization, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)no gain or loss will be recognized by an Acquiring Fund upon the receipt of the Acquired Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)no gain or loss will be recognized by an Acquired Fund upon the transfer of the Acquired Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders;

(d)no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of their corresponding Acquiring Fund Shares pursuant to the Reorganization;

(e)the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

(f)the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)the tax basis of the Acquired Assets acquired by each Acquiring Fund will be the same as the tax basis of such Acquired Assets to the corresponding Acquired Fund immediately before the Reorganization; and

(h)the holding period of the Acquired Assets in the hands of the Acquiring Fund will include the period during which those Acquired Assets were held by the corresponding Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the applicable Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, including Section 8.10, neither the corresponding Acquiring Fund nor the corresponding Acquired Fund may waive the conditions set forth in this paragraph 8.8.

8.9All of the conditions to the closing of the transactions contemplated by the Contribution Agreement, dated July 8, 2024 (as amended and in effect from time to time, the “Contribution Agreement”), by and among Victory Capital Holdings, Inc., Amundi Asset Management S.A.S. and, solely for certain purposes, Amundi S.A., shall have been satisfied or waived and the closing of the transactions contemplated by the Contribution Agreement shall occur simultaneously with the Closing on the Closing Date.

8.10At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.8) may be jointly waived by the Board of Trustees of each Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of each Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquiring Fund. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

9.BROKERAGE FEES; EXPENSES.

9.1Each of the Acquired Trusts, the Acquired Funds, the Acquiring Trust and the Acquiring Funds represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2Victory Capital and Amundi US agree to share the costs and expenses incurred by the Acquiring Trust, the Acquiring Funds, each Acquired Trust, and the Acquired Funds in connection with the transactions contemplated by this Agreement. Victory Capital and Amundi US agree that all such costs and expenses shall be paid prior to Closing to the extent such costs and expenses have been submitted for payment two weeks prior to Closing and promptly after Closing in all other cases. No Acquiring Trust, Acquiring Fund, Acquired Trust or Acquired Fund will under any circumstances incur any costs or expenses in connection with the transactions contemplated by this Agreement, including, but not limited to, costs incurred in connection with soliciting shareholder approvals, legal expenses, trustees fees, brokerage expenses that are incurred solely as a result of the transactions and not in connection with the ordinary course investment management of the Acquired Fund or Acquiring Fund, payment of termination charges or other charges under any contract of the Acquired Trust or any Acquired Fund, or any other costs or expenses incurred in connection with the transactions contemplated by this Agreement. Amundi US agrees that it will pay or reimburse each Acquired Trust and Acquired Fund for all such costs and expenses of such Acquired Trust and Acquired Fund if the Closing does not occur, including if this Agreement is Terminated, without regard to any right to seek reimbursement from Victory Capital. This Section 9.2 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1This Agreement supersedes all previous correspondence and oral communications among the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.5, 1.7, 9, 14 and 15 which shall survive for two (2) years after the Closing Date and Sections which will survive for the applicable statutory period of limitations for assessments of tax deficiencies.

11.TERMINATION.

11.1This Agreement may be terminated by an Acquired Trust, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that this Agreement, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of such Acquiring Fund or Acquired Fund. This Agreement shall terminate in the event of the termination of the Contribution Agreement in accordance with its terms.

11.2If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

11.3In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, except as otherwise provided herein, this Agreement shall become void and have no effect except that (a) Sections 9.1, 14 and 15 shall survive for two (2) years after any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination.

12.TRANSFER TAXES; CERTAIN TAX MATTERS.

12.1Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

12.2For U.S. federal (and applicable state and local) income tax purposes, except to the extent required by applicable law, the parties hereto agree (i) to disregard each Acquiring Fund’s purchase and ownership of one or more Class Y shares of the corresponding Acquired Fund on or prior to the Valuation Date and the Acquired Fund’s obligation to pay the corresponding Acquired Fund to purchase such Class Y shares as retained by the Acquiring Fund; (ii) to treat each Acquiring Fund as solely providing Acquiring Fund Shares and assuming the Liabilities of the corresponding Acquired Fund in exchange for the Acquired Assets and the Residual Restricted Securities of the corresponding Acquired Fund; (iii) to treat the distribution of the Acquiring Fund Shares by each Acquired Fund to the corresponding Acquired Fund Shareholders, together with the Tax Election by each Acquired Fund, as a distribution in complete liquidation of the Acquired Fund; and (iv) to treat the transactions set forth in this Agreement as a reorganization within the meaning of Section 368(a)(1)(F) of the Code in which no “boot” is payable.

13.AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and each Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Funds pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

14.NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or transmitted by facsimile, electronic delivery, personal service (including by overnight courier) or certified mail addressed to :

Acquired Trust c/o Amundi US 60 State Street Boston, MA 02109 Attention: [●]

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street, Boston, MA 02109 Attention:

Lea Anne Copenhefer (leaanne.copenhefer@morganlewis.com) Toby Serkin (toby.serkin@morganlewis.com)

Acquiring Trust

c/o Victory Capital Management

4900 Tiedeman Road, Brooklyn, OH 44144 Attention: [●]

with a copy to: Sidley Austin LLP

787 Seventh Avenue, New York, NY 10019 Attention:

Jay G. Baris (jbaris@sidley.com) Matthew J. Kutner (mkutner@sidley.com)

or to any other address that an Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.MISCELLANEOUS.

15.1The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6A copy of each Acquired Trust’s Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of each Acquired Trust and the Acquired Funds by the Trustees or officers of each Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Funds individually but are binding only upon the assets and property of each Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Funds by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Funds individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Funds, as provided in the Trust Instrument. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Funds as provided in the Trust Instrument.

15.9It is expressly agreed that the obligations of each Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of each Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Funds, as provided in each Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each Acquired Trust on behalf of the Acquired Funds and signed by authorized officers of each Acquired Trust, acting as such. Neither the authorization by the Board of Trustees of each Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquired Trust property of the Acquired Funds as provided in each Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Pioneer Equity Premium Income Fund, a series of Pioneer

Series Trust VI, individually and not jointly

By:

Name:

Title:

Pioneer Global Sustainable Equity Fund, a series of

Pioneer Series Trust V, individually and not jointly

By:

Name:

Title:

Pioneer Global Sustainable Value Fund, a series of

Pioneer Series Trust XIV, individually and not jointly

By:

Name:

Title:

Pioneer High Yield Fund, a series of Pioneer High Yield

Fund, individually and not jointly

By:

Name:

Title:

Pioneer International Equity Fund, a series of Pioneer

Series Trust VIII, individually and not jointly

By:

Name:

Title:

Pioneer Multi-Asset Income Fund, a series of Pioneer

Series Trust IV, individually and not jointly

By:

Name:

Title:

Pioneer Strategic Income Fund, a series of Pioneer Series

Trust XIV, individually and not jointly

By:

Name:

Title:

VICTORY PORTFOLIOS IV,

on behalf of each of its series listed on Schedule A, individually and not jointly

By:

Name: Thomas Dusenberry

Title: President

For purposes of Sections 7.8, 7.9, 7.10 and 9.2 only:

VICTORY CAPITAL MANAGEMENT INC. By:

Name: Michael D. Policarpo II

Title: President, Chief Financial Officer and Chief Administrative Officer

For purposes of Section 9.2 only:

AMUNDI ASSET MANAGEMENT US, INC.

By:

Name:

Title:

SCHEDULE A

Acquiring Fund, each a series of Victory Portfolios
Acquired Fund	IV
Pioneer Equity Premium Income Fund, a series of	Victory Pioneer Equity Premium Income Fund
Pioneer Series Trust VI
Pioneer Global Sustainable Equity Fund, a series of	Victory Pioneer Global Equity Fund
Pioneer Series Trust V
Pioneer Global Sustainable Value Fund, a series of	Victory Pioneer Global Value Fund
Pioneer Series Trust XIV
Pioneer High Yield Fund, a series of Pioneer High Yield	Victory Pioneer High Yield Fund
Fund
Pioneer International Equity Fund, a series of Pioneer	Victory Pioneer International Equity Fund
Series Trust VIII
Pioneer Multi-Asset Income Fund, a series of Pioneer	Victory Pioneer Multi-Asset Income Fund
Series Trust IV
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV

SCHEDULE B

Each Acquiring Fund listed below shall, on the Closing Date, (i) issue and deliver to the corresponding Acquired Fund listed below, that number of full and fractional shares of Class R shares of such Acquiring Fund, having a net asset value equal to (x) the net asset value of, as applicable, the corresponding Class R shares of such Acquired Fund, less (y) the net asset value of the Class R shares of such Acquired Fund, if any, held by the corresponding Acquiring Fund, in each case computed in the manner and as of the time and date set forth in Section 2.2, and (ii) assume all of the Liabilities of the corresponding Acquired Fund on the Closing Date.

Upon consummation of the transactions described in subsections (a) and (b) of Section 1.1 and immediately thereafter, each Acquired Fund listed below shall distribute (or cause its transfer agent to distribute) to its shareholders of record other than an Acquiring Fund, as of the Closing Date (the “Acquired Fund Shareholders”) the Class R Acquiring Fund Shares received by it, each Acquired Fund Shareholder being entitled to receive that number of, as applicable, full and fractional Class R Acquisition Shares equal to the total of (i) the number of Class R shares of each Acquired Fund listed below held by such shareholder divided by the number of such Class R shares of such Acquired Fund outstanding on such date, less such shares held by an Acquiring Fund, if any, multiplied by (ii) the total number of Class R Acquisition Shares to be distributed to Class R shareholders as of the Closing Date.

Acquired Fund	Acquiring Fund (each a series of Victory Portfolios
IV)
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV

SCHEDULE C
Acquired Fund	Fiscal Year End
Pioneer Equity Premium Income Fund, a series of	October 31
Pioneer Series Trust VI
Pioneer Global Sustainable Equity Fund, a series of	August 31
Pioneer Series Trust V
Pioneer Global Sustainable Value Fund, a series of	September 30
Pioneer Series Trust XIV
Pioneer High Yield Fund, a series of Pioneer High Yield	October 31
Fund
Pioneer International Equity Fund, a series of Pioneer	November 30
Series Trust VIII
Pioneer Multi-Asset Income Fund, a series of Pioneer	July 31
Series Trust IV
Pioneer Strategic Income Fund, a series of Pioneer	September 30
Series Trust XIV

EXHIBIT B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND

LIMITATIONS

Each Fund has adopted certain fundamental investment policies which, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Each Fund’s fundamental investment policies are set forth below:

Policy	Acquired Funds	Acquiring Funds
Investment	The Pioneer AMT-Free Municipal Fund,	Each of the Victory Pioneer AMT-Free
Objective	Pioneer Bond Fund and Pioneer High Yield	Municipal Fund, Victory Pioneer Bond
	Fund each have fundamental investment	Fund and Victory Pioneer High Yield
	objectives.	Fund will have non-fundamental investment
objectives.
Borrowing	Each Acquired Fund may not borrow money	Same
except as permitted by (i) the 1940 Act, or
interpretations or modifications by the SEC,
SEC staff or other authority of competent
jurisdiction, or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Underwriting	Each Acquired Fund may not engage in the	Same
business of underwriting the securities of other
issuers except as permitted by (i) the 1940 Act,
or interpretations or modifications by the SEC,
SEC staff or other authority of competent
jurisdiction, or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Lending	Each Acquired Fund may lend money or other	Same
assets to the extent permitted by (i) the 1940
Act, or interpretations or modifications by the
SEC, SEC staff or other authority of competent
jurisdiction or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Senior	Each Acquired Fund may not issue senior	Same
Securities	securities except as permitted by (i) the 1940
Act, or interpretations or modifications by the
SEC, SEC staff or other authority of competent
jurisdiction, or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Real Estate	Each Acquired Fund may not purchase or sell	Same
real estate except as permitted by (i) the 1940
Act, or interpretations or modifications by the
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Policy	Acquired Funds	Acquiring Funds

SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Commodities Each Acquired Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Concentration Each Acquired Fund (except the Pioneer CAT Bond Fund) may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Pioneer CAT Bond Fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except the financial services group of industries or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

80 Percent The Pioneer AMT-Free Municipal Fund

Investment normally will invest at least 80% of its net assets

Policy in investments the income from which will be exempt from regular federal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

Same

Each Acquired Fund (except the Pioneer CAT Bond Fund) may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry or group of industries, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Pioneer CAT Bond Fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry or group of industries, except the financial services group of industries or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Same

The Pioneer High Income Municipal Fund Same

normally will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax.

Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund’s non-fundamental investment policies and limitations, which may be changed by its Board of Trustees without approval of shareholders, are set forth below:

Acquired Funds	Acquiring Funds
Each Acquired Fund, with the exception of the Pioneer AMT-Free Municipal Fund,	Each Acquired Fund
Pioneer Bond Fund and Pioneer High Yield Fund have fundamental investment	will have non-
objectives.	fundamental
investment objectives
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Acquired Funds	Acquiring Funds
Each Acquired Fund (except the Pioneer Solutions - Balanced Fund) may not invest in	Same
any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section
12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations under Section 12(d)(1) of the 1940
Act so long as another investment company invests in the fund in reliance on Section
12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of
Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.

Each Acquired Fund (except the Pioneer CAT Bond Fund) is currently classified as a	Same
diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The Pioneer CAT Bond Fund is currently classified as a non-diversified fund under the	Same
1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies), if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For each of the Pioneer AMT-Free Municipal Fund, Pioneer High Income Municipal	Same
Fund, Pioneer Securitized Income Fund, Pioneer Solutions - Balanced Fund and
Pioneer U.S. Government Money Market Fund, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

In order to comply with tax rules in the Federal Republic of Germany, each of the	Same
Pioneer Core Equity Fund, Pioneer Fund, Pioneer International Equity Fund and
Pioneer Mid Cap Value Fund continuously will invest within a calendar year at least
51% of its value in equity investments.

B-3

EXHIBIT C

PRINCIPAL RISKS

An investment or type of security specifically identified in a prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program. The Funds may use the investments or strategies discussed earlier to different degrees, and, therefore, may be subject to the risks described below to different degrees.

You may lose money by investing in any Fund. The likelihood of loss may be greater if you invest for a shorter period of time. By itself, a Fund does not constitute a complete investment plan and should be considered a long- term investment by investors who can afford to weather changes in the value of their investment.

The descriptions of the principal risks below, as applicable, are the same for the Acquired Funds and Acquiring Funds. As used below, “fund” refers to both Acquired Funds and corresponding Acquiring Funds.

Capital gain risk	As of the date of this prospectus, a substantial portion of the fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation of the fund’s portfolio securities at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or
401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the fund.
Climate focus risk	The adviser’s focus on the carbon and climate-related characteristics of issuers may increase the fund’s exposure to certain investments. The fund is more susceptible to events or factors adversely affecting such investments, such as a decrease in governmental or other support for climate-related or environmental initiatives or an increase in the cost of implementing climate-related initiatives. The fund’s relative performance also may be affected, depending on whether such investments are in or out of favor with the market. Under certain market conditions, the fund may underperform funds that invest in a broader array of investments.
Collateral risk	The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Uncollateralized loans involve a greater risk of loss.
Concentration risk	A fund that invests a significant percentage of its assets in a single
C-1
industry may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a fund that does not concentrate in an industry.
Industries in the financial segment, such as insurance companies, may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.
Credit default swap index risk	The fund may invest in credit default swap index products (“CDX”)
(swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds) in an effort to obtain exposure to a diversified portfolio of credits or to hedge against existing credit risks. CDX have similar risks as other credit default swaps contracts. The use of CDX is subject to the risk that the fund’s counterparty will default on its obligations. Investments in CDX are also subject to credit risk with respect to the issuers of the underlying reference obligations in the index, liquidity risk and operational risks.
The fund will also normally indirectly bear its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund.
Credit default swap risk	Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Credit risk	For Pioneer AMT-Free Municipal Fund,
Pioneer Balanced ESG Fund,
Pioneer Bond Fund,
Pioneer Active Credit Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer High Income Municipal Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
For Pioneer CAT Bond Fund and
its corresponding Acquiring Fund:
C-2

If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses and suffer delays in an effort to protect the fund’s interest in securities experiencing these events. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

For Pioneer U.S. Government Money Market Fund and its corresponding Acquiring Fund:

If an issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the fund’s share price. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Credit risk transfer securities risk Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

Currency risk	The fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Cybersecurity risk	Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Debtor-in-possession financings	Debtor-in-possession financings are loans to a debtor-in-possession in a
risk	proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S.
Bankruptcy Code. Debtor-in-possession financings can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the
bankruptcy/reorganization proceedings and will be forced to liquidate its assets. In the event of liquidation, the fund’s only recourse will be against the property securing the debtor-in-possession loan and any remaining unencumbered assets, which might be insufficient to repay the debtor-in-
possession loan in full.
Debt securities risk	Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Derivatives risk	For Pioneer Bond Fund,
Pioneer Active Credit Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Solutions - Balanced Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
Using swaps, futures and other derivatives can increase fund losses and
C-4

reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer AMT-Free Municipal Fund and its corresponding Acquiring Fund:

Using synthetic municipal securities, inverse floating rate obligations and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer Balanced ESG Fund, Pioneer Short Term Income Fund and each corresponding Acquiring Fund:

Using swaps and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer CAT Bond Fund and its corresponding Acquiring Fund:

Using swaps, futures, forward currency exchange contract and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer Core Equity Fund and its corresponding Acquiring Fund:

Using futures, options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer Disciplined Growth Fund, Pioneer Disciplined Value Fund, Pioneer Equity Income Fund, Pioneer Fund,

Pioneer Fundamental Growth Fund, Pioneer International Equity Fund, Pioneer Intrinsic Value Fund, Pioneer Mid Cap Value Fund,

Pioneer Select Mid Cap Growth Fund and each corresponding Acquiring Fund:

Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear.

Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer Equity Premium Income Fund, Pioneer Floating Rate Fund and

each corresponding Acquiring Fund:

Using stock index futures and options, forward foreign currency exchange contracts, index-based total return swap contracts, and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer Global Sustainable Equity Fund, Pioneer Global Sustainable Growth Fund, Pioneer Global Sustainable Value Fund and each corresponding Acquiring Fund:

Using stock index futures and options, forward foreign currency exchange contracts, futures on equity-based volatility indices, and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer High Income Municipal Fund and its corresponding Acquiring Fund:

Using synthetic municipal securities, inverse floating rate obligations, credit default swaps and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

For Pioneer High Yield Fund and its corresponding Acquiring Fund:

Using swaps, futures, forward foreign currency exchange contracts and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders.
The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
For Pioneer Multi-Asset Income Fund and
its corresponding Acquiring Fund:
Using equity-linked notes (ELNs), options, swaps, forward currency exchange contracts, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended.
Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative.
Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear.
Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Duration risk	Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. The fund’s average portfolio maturity may be greater than the fund’s average portfolio duration, and, accordingly, the fund may be more sensitive to changes in yield or interest rates. A portfolio with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates and yields fall. The assumptions that are made about a security’s features and options when calculating duration may prove to be incorrect.
Duration is calculated by the fund’s adviser, is not an exact measurement and may not reliably predict the fund’s or a particular security’s price sensitivity to changes in yield or interest rates. The fund’s adviser may not be successful in its efforts to limit sensitivity to interest rate changes.
Equity-linked notes risk	Equity-linked notes (ELNs) may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying reference securities, which may include market risk and, as
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applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying reference securities or a fixed income investment.
Equity securities risk	Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments.
This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer's bankruptcy.
ESG risk	For Pioneer Balanced ESG Fund,
Pioneer Global Sustainable Equity Fund,
Pioneer Global Sustainable Growth Fund;
Pioneer Global Sustainable Value Fund
and each corresponding Acquiring Fund:
The fund’s ESG criteria exclude securities of issuers in certain industries, and the fund’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider
ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors.
However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the fund’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
For Pioneer Bond Fund,
Pioneer CAT Bond Fund,
Pioneer Core Equity Fund,
Pioneer Active Credit Fund,
Pioneer Disciplined Growth Fund,
Pioneer Disciplined Value Fund,
Pioneer Equity Income Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer Fundamental Growth Fund,
Pioneer High Yield Fund,
Pioneer International Equity Fund,
Pioneer Intrinsic Value Fund,
Pioneer Mid Cap Value Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Select Mid Cap Growth Fund,
Pioneer Short Term Income Fund,
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Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
The fund’s adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering
ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
For Pioneer Fund and
its corresponding Acquiring Fund:
The fund’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider
ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the fund may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the fund’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
For Pioneer Solutions - Balanced Fund and
its corresponding Acquiring Fund:
The fund’s adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering
ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of certain underlying funds, and the weight given by the adviser to ESG considerations in making investment decisions for such funds will vary and, for any specific decision, they may be given little or no weight. Certain other underlying funds have ESG criteria which exclude securities of issuers in certain industries. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors.
Accordingly, the fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors.
However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks.
Expense risk	Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of
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reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension risk	During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Forward foreign currency	The fund may not fully benefit from or may lose money on forward
transactions risk	foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
General	The fund is a non-diversified, open-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the fund invests predominantly in ILS of U.S. and
non-U.S. issuers, which are high yield debt securities, an investment in the fund’s shares is speculative in that it involves a high degree of risk.
Due to uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective.
Geographic focus risk	To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in Japan, France, the Netherlands, Germany or the United Kingdom (U.K.) or in securities quoted or denominated in the Japanese yen, the British pound and the euro, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.
The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters.
The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S., China and other European countries. The U.K. has officially left the European Union (EU). The U.K. and EU have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the U.K.’s withdrawal from the EU. The impact on the U.K. and European economies and the broader global economy could be significant, which could have an adverse effect
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on the value of the fund’s investments.
Ongoing concerns in relation to the economic health of the EU continue to constrain the economic resilience of certain EU member states, including Germany and France. Investments in certain countries in the
EU are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain.
The potential exit by member states from the EU, in addition to the U.K., could result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which could adversely affect the fund’s investments.
The French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the EU. The French economy may experience adverse trends due to concerns about a prolonged economic downturn, high rates of unemployment and rising government debt levels. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.
The Netherlands’ economy is heavily dependent on trading relationships with certain key trading partners. The Dutch economy relies on export of financial services to other European countries. Future changes in the price or the demand for Dutch products or services could adversely impact the Dutch economy and the issuers to which the fund has exposure.
Germany has a large export-reliant manufacturing and industrials sector and the German economy is dependent to a significant extent on the economies of certain key trading partners. Reduction in spending on
German products and services may have an adverse impact on the
German economy. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers.
Growth style risk	The fund’s investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market. Growth securities may also be more volatile than other investments because they often do not pay dividends. The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows.
High yield or “junk” bond risk	Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities.
Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
ILS market and reinvestment risk	The size of the ILS market may change over time, which may limit the availability of ILS for investment by the fund. The original issuance of
ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by institutional investors. The availability of ILS in the secondary market also may be limited by supply
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and demand dynamics and prevailing economic conditions. To the extent
ILS held by the fund mature, or the fund must sell securities to meet redemption requests, the fund may be required to hold more cash or short-term instruments than it normally would until attractive ILS becomes available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.
Income producing securities risk	Income producing securities may fall out of favor with investors and underperform the overall equity market.
Inflation-linked securities risk	The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-
linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-
linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
Interest rate and market risk	General market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment or other adverse market events and conditions could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, if the market prices of securities held by the fund fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S.
Federal Reserve has raised certain interest rates, and interest rates may continue to go up. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits;
downgrading of sovereign debt; changes in oil and commodity prices;
dramatic changes in currency exchange rates; global pandemics; and
public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation and disruptions to
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supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments and the fund’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illnesses or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark
Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on
LIBOR and may adversely affect the fund’s performance.
Interest rate risk	For Pioneer Bond Fund,
Pioneer CAT Bond Fund,
Pioneer Active Credit Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
The market prices of the fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these
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factors. When the credit spread for a fixed income security goes up or
“widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments.
Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments.
For Pioneer AMT-Free Municipal Fund,
Pioneer Balanced ESG Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer High Income Municipal Fund and
each corresponding Acquiring Fund:
The market prices of the fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or
“widens,” the value of the security will generally go down.
Issuer focus risk	The fund may invest in fewer than 40 securities, and as a result, the fund’s performance may be more volatile than the performance of funds holding more securities.
Large capitalization companies	Large capitalization companies may fall out of favor with investors and
risk	underperform the overall equity market.
Leveraging risk	The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
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Liquidity risk	For Pioneer AMT-Free Municipal Fund,
Pioneer Balanced ESG Fund,
Pioneer Bond Fund,
Pioneer CAT Bond Fund,
Pioneer Active Credit Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer High Income Municipal Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Solutions - Balanced Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations
(including obligations to redeeming shareholders).
For Pioneer Core Equity Fund,
Pioneer Disciplined Growth Fund,
Pioneer Disciplined Value Fund,
Pioneer Equity Income Fund,
Pioneer Fund,
Pioneer Fundamental Growth Fund,
Pioneer Global Sustainable Equity Fund,
Pioneer Global Sustainable Growth Fund,
Pioneer Global Sustainable Value Fund,
Pioneer International Equity Fund,
Pioneer Intrinsic Value Fund,
Pioneer Mid Cap Value Fund,
Pioneer Select Mid Cap Growth Fund and
each corresponding Acquiring Fund:
Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at
C-19
a loss.
For Pioneer U.S. Government Money Market Fund and
its corresponding Acquiring Fund:
Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. Illiquid securities also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
Market risk	For Pioneer Balanced ESG Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Securitized Income Fund,
Pioneer AMT-Free Municipal Fund,
Pioneer CAT Bond Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Strategic Income Fund,
For Pioneer Bond Fund,
For Pioneer Active Credit Fund,
Pioneer Short Term Income Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer Global Sustainable Growth Fund,
Pioneer Select Mid Cap Growth Fund,
Pioneer High Income Municipal Fund,
Pioneer Solutions - Balanced Fund and
each corresponding Acquiring Fund:
The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to,
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major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.

For Pioneer Core Equity Fund,

Pioneer Equity Income Fund, Pioneer Fund,

Pioneer Fundamental Growth Fund, Pioneer Global Sustainable Value Fund, Pioneer International Equity Fund, Pioneer Intrinsic Value Fund, Pioneer Mid Cap Value Fund, Pioneer Disciplined Growth Fund, Pioneer Disciplined Value Fund,

Pioneer Global Sustainable Equity Fund and each corresponding Acquiring Fund:

The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and
China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Market segment risk	For Pioneer Balanced ESG Fund,
Pioneer Bond Fund,
Pioneer Active Credit Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Solutions - Balanced Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
For Pioneer AMT-Free Municipal Fund and
its corresponding Acquiring Fund:
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
The profitability of companies in the healthcare segment may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry
C-24

innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may be thinly capitalized and susceptible to product obsolescence.

The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.

Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.

For Pioneer Core Equity Fund, Pioneer Disciplined Growth Fund, Pioneer Fund,

Pioneer Fundamental Growth Fund, Pioneer Global Sustainable Growth Fund, Pioneer Select Mid Cap Growth Fund and each corresponding Acquiring Fund:

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

For Pioneer Equity Income Fund,

Pioneer Global Sustainable Value Fund and each corresponding Acquiring Fund:

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

For Pioneer Equity Premium Income Fund, Pioneer Floating Rate Fund,

Pioneer Global Sustainable Equity Fund, Pioneer High Yield Fund,

Pioneer International Equity Fund, Pioneer Intrinsic Value Fund, Pioneer Mid Cap Value Fund, Pioneer Multi-Asset Income Fund and each corresponding Acquiring Fund:

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.

For Pioneer High Income Municipal Fund and its corresponding Acquiring Fund:

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

To the extent the fund invests in issuers of securities the payments on which are derived from tobacco settlement revenue, education, industrial development and health care segments of the municipal bond market, the fund may be subject to risks associated with such segments.

Certain revenue bonds are backed by settlements with tobacco companies. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases or due to other factors.

The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.

Industrial development bonds are normally secured by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. If the user of the facilities financed by the bonds defaults on its payments, the fund may not receive any income or get its money back from the investment.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, increases or decreases in the cost of medical products, services and patient care, shortages of skilled personnel and increased personnel costs, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Master limited partnership risk	Investments in securities of master limited partnerships can be less liquid than, and involve other risks that differ from, investments in common stock. Holders of the units of master limited partnerships have limited ability to influence management and limited rights to vote on matters affecting the partnership. Conflicts of interest may exist between common unit holders, the general partner of a master limited partnership and other unit holders. Master limited partnerships may be subject to less regulation (and less protection for investors) under state laws than corporations. There also are tax risks associated with investments in master limited partnerships.
Mid-size companies risk	Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Mortgage dollar roll transactions	The benefits to the fund from mortgage dollar roll transactions depend
risk	upon the adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Mortgage-related and asset-	For Pioneer Balanced ESG Fund,
backed securities risk	Pioneer Bond Fund,
Pioneer Active Credit Fund,
Pioneer Floating Rate Fund
Pioneer High Yield Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be
C-27
influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
For Pioneer AMT-Free Municipal Fund,
Pioneer High Income Municipal Fund and
each corresponding Acquiring Fund:
The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal securities risk	For Pioneer Balanced ESG Fund,
Pioneer Bond Fund,
Pioneer Active Credit Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Strategic Income Fund and
each corresponding Acquiring Fund:
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the
C-28

phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the fund invests significantly in a single state, city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.

For Pioneer AMT-Free Municipal Fund and its corresponding Acquiring Fund:

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the fund invests significantly in a single state (including Massachusetts, Florida and Texas), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the fund will be more susceptible to associated risks and developments.

For Pioneer High Income Municipal Fund and its corresponding Acquiring Fund:

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the fund invests significantly in a single state (including California and New York), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, tobacco settlement revenue and industrial development, the fund will be more susceptible to associated risks and developments.
Non-diversification risk	The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund’s losses from adverse events affecting a particular issuer.
Not a money market fund	The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Portfolio selection risk	For Pioneer AMT-Free Municipal Fund,
Pioneer Bond Fund,
Pioneer CAT Bond Fund,
Pioneer Active Credit Fund,
Pioneer High Income Municipal Fund,
Pioneer High Yield Fund,
Pioneer Multi-Asset Income Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Strategic Income Fund,
Pioneer U.S. Government Money Market Fund and
each corresponding Acquiring Fund:
The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
C-30
For Pioneer Balanced ESG Fund,
Pioneer Core Equity Fund,
Pioneer Disciplined Growth Fund,
Pioneer Disciplined Value Fund,
Pioneer Equity Income Fund,
Pioneer Equity Premium Income Fund,
Pioneer Floating Rate Fund,
Pioneer Fund,
Pioneer Fundamental Growth Fund,
Pioneer Global Sustainable Equity Fund,
Pioneer Global Sustainable Growth Fund,
Pioneer Global Sustainable Value Fund,
Pioneer International Equity Fund,
Pioneer Intrinsic Value Fund,
Pioneer Mid Cap Value Fund,
Pioneer Select Mid Cap Growth Fund and
each corresponding Acquiring Fund:
The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
For Pioneer Solutions - Balanced Fund and
its corresponding Acquiring Fund:
The adviser’s evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. With respect to underlying funds, the adviser’s judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region, market segment or industry, or about an investment strategy, or about interest rates or other market factors, may prove to be incorrect or may not produce the desired results. There may be imperfections, errors or limitations in the models, tools and information used by the adviser to the fund or an underlying fund.
Portfolio turnover risk	If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Preferred stocks risk	Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates
C-31

Prepayment or call risk

Redemption risk

Repurchase agreement risk

Risk of disadvantaged access to confidential information

Risks of convertible securities

Risks of initial public offerings

Risks of instruments that allow for balloon payments or negative amortization payments

Risks of investing in a government

rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance.

The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.

Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Although the fund seeks to preserve the value of your investment at $1.00 money market fund

Risks of investing in collateralized debt obligations

Risks of investing in insurance- linked securities

per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

The fund operates as a “government” money market fund under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the fund's ability to preserve the value of your investment at $1.00 per share. Recent changes in the rules governing money market funds are likely to result in an increased demand for U.S. government securities, which could affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

From time to time, the adviser and its affiliates have reimbursed or otherwise reduced the fund's expenses and the adviser has waived a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or increasing the fund's yield. The adviser and its affiliates may, but are not required to, waive and/or reimburse fees in the future. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the adviser at any time without notice. The adviser may not recapture fees and expenses previously waived and/or reimbursed.

The fund does not currently intend to avail itself of the ability to impose a discretionary liquidity fee on fund redemptions, as permitted under Rule 2a-7 under the 1940 Act. However, the Board of Trustees reserves the right, with notice to shareholders, to change this policy.

The fund could underperform other short-term debt instruments or money market funds.

Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

For Pioneer Balanced ESG Fund,

Pioneer Bond Fund,

Pioneer Active Credit Fund,

Pioneer Floating Rate Fund,

Pioneer Hight Yield Fund,

Pioneer Multi-Asset Income Fund,

Pioneer Multi-Asset Ultrashort Income Fund,

Pioneer Securitized Income Fund, Pioneer Short Term Income Fund, Pioneer Solutions - Balanced Fund, Pioneer Strategic Income Fund and each corresponding Acquiring Fund:

The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance- linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The fund may also invest in insurance- linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance- linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.

For Pioneer CAT Bond and

its corresponding Acquiring Fund:

The fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the ILS. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. Major natural disasters (such as in the cases of Super Typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, Hurricane Irma in Florida and the Caribbean in 2017, Super Storm Sandy in 2012, and Hurricane Ian in Florida in 2022) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses, and investors in ILS with exposure to such natural or other disasters may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one

Risks of investing in inverse floating rate obligations

Risks of investing in loans

significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the fund invests in ILS for which a triggering event occurs, losses associated with such event will result in losses to the fund and a series of major triggering events affecting a large portion of the ILS held by the fund will result in substantial losses to the fund. The fund may also invest in ILS that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). ILS subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such ILS are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. For example, a ceding sponsor might inflate its total claims paid above the ILS trigger level in order to share its losses with investors in the ILS. Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risks. In addition to the specified trigger events, ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

For Pioneer Balanced ESG Fund,

Pioneer Bond Fund,

Pioneer Active Credit Fund,

Pioneer Floating Rate Fund, Pioneer High Yield Fund, Pioneer Multi-Asset Income Fund, Pioneer Securitized Income Fund, Pioneer Short Term Income Fund, Pioneer Solutions - Balanced Fund and each corresponding Acquiring Fund:

Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

For Pioneer CAT Bond Fund and its corresponding Acquiring Fund:

Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

For Pioneer Multi-Asset Ultrashort Income Fund, Pioneer Strategic Income Fund and

each corresponding Acquiring Fund:

Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time

Risks of investing in structured reinsurance investments

Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions

Risks of investment in other funds

Risks of investments in real estate related securities

after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

The fund invests in ILS that are special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by the fund. Structured reinsurance investments are typically more customizable but less liquid investments than catastrophe bonds. Like catastrophe bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts.

Structured reinsurance investments are subject to the same risks as catastrophe bonds and other ILS. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Structured reinsurance investments may be difficult to value.

The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.

Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.

Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of non-U.S. investments	For Pioneer Balanced ESG Fund,
Pioneer Disciplined Growth Fund,
Pioneer Disciplined Value Fund,
Pioneer Equity Income Fund,
Pioneer Fund,
Pioneer Global Sustainable Equity Fund,
Pioneer Global Sustainable Growth Fund,
Pioneer Global Sustainable Value Fund,
Pioneer Intrinsic Value Fund,
Pioneer Mid Cap Value Fund,
Pioneer Solutions - Balanced Fund and
each corresponding Acquiring Fund:
Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.
Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU
(commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund’s investments.
Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.
C-38

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad- ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.

For Pioneer CAT Bond Fund and its corresponding Acquiring Fund:

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, auditing and financial recordkeeping requirements, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”).

Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The exit by the United Kingdom or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund’s investments.

If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.

Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad- ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.

For Pioneer Bond Fund, Pioneer Active Credit Fund, Pioneer Equity Premium Income Fund, Pioneer Floating Rate Fund, Pioneer High Yield Fund,

Pioneer Multi-Asset Income Fund,

Pioneer Securitized Income Fund,

Pioneer Short Term Income Fund,

Pioneer Strategic Income Fund, Pioneer Core Equity Fund, Pioneer Fund,

Pioneer Fundamental Growth Fund,

Pioneer International Equity Fund, Pioneer Select Mid Cap Growth Fund,

For Pioneer Multi-Asset Ultrashort Income Fund each corresponding Acquiring Fund:

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund’s investments.

Risks of subordinated securities

Risks of warrants and rights

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities

Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad- ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.

These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
Small and mid-size companies risk	Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Sovereign debt risk	A governmental entity may delay, refuse or be unable to pay interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms. There may be no legal or bankruptcy process for collecting sovereign debt. Emerging markets countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries.
Structured securities risk	Structured securities may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.
Style risk	The adviser’s investment style may fall out of favor with investors or produce results that underperform the overall equity market. For example, the fund’s investments may not have the growth potential originally expected, or the prices of securities the adviser believes are undervalued may not appreciate as expected or may go down.
Synthetic municipal securities risk	The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Taxable investment risk	Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the
AMT applies to you and about state and local taxes on your fund distributions.
Tax and regulated investment	As described in more detail below, in order to qualify for the favorable
company qualification risk	tax treatment generally available to regulated investment companies, at least 90% of the fund’s gross income each taxable year must consist of
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qualifying income, the fund must meet certain asset diversification tests at the end of each fiscal quarter, and the fund must meet certain distribution requirements for each taxable year.

The tax treatment of certain ILS is not entirely clear. Certain of the fund’s investments (including, potentially, certain ILS) may generate income that is not qualifying income. The fund might generate more non- qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

Certain investments made by the fund (including certain ILS) may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation

(i)that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the interests in a foreign issuer (including certain ILS issuers) is held or deemed held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
If the fund were to fail to qualify for treatment as a regulated investment company, it would generally be taxed in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the fund in computing its taxable income. Under certain circumstances, the fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the fund’s returns.
U.S. government agency	The fund invests in obligations issued by agencies and instrumentalities
obligations risk	of the U.S. government. Government-sponsored entities such as the
Federal National Mortgage Association (FNMA), the Federal Home Loan
Mortgage Corporation (FHLMC) and the Federal Home Loan Banks
(FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S.
government. The maximum potential liability of the issuers of some U.S.
government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers.
Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk	The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Valuation risk	For Pioneer AMT-Free Municipal Fund,
Pioneer Bond Fund,
Pioneer CAT Bond Fund,
Pioneer Active Credit Fund,
Pioneer High Income Municipal Fund,
Pioneer High Yield Fund,
Pioneer International Equity Fund,
Pioneer Multi-Asset Ultrashort Income Fund,
Pioneer Securitized Income Fund,
Pioneer Short Term Income Fund,
Pioneer Strategic Income Fund
each corresponding Acquiring Fund:
Nearly all of the fund’s investments are valued using a fair value methodology. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in
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thin or volatile markets. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Balanced ESG Fund, Pioneer Multi-Asset Income Fund and each corresponding Acquiring Fund:

A significant percentage of the fund’s investments are valued using a fair value methodology. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Core Equity Fund, Pioneer Fund,

Pioneer Global Sustainable Growth Fund, Pioneer Intrinsic Value Fund and

each corresponding Acquiring Fund:

The fund’s investments may be valued using fair value methodologies. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Disciplined Growth Fund, Pioneer Disciplined Value Fund, Pioneer Fundamental Growth Fund, Pioneer Global Sustainable Equity Fund and each corresponding Acquiring Fund:

The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Equity Income Fund, Pioneer Mid Cap Value Fund, Pioneer Select Mid Cap Growth Fund, Pioneer Solutions - Balanced Fund and each corresponding Acquiring Fund:

The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Equity Premium Income Fund, Pioneer Floating Rate Fund and

each corresponding Acquiring Fund:

A significant percentage of the fund’s investments are valued using fair value methodologies. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

For Pioneer Global Sustainable Value Fund and its corresponding Acquiring Fund:

The fund’s investments may be valued using fair value methodologies. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
For Pioneer U.S. Government Money Market Fund and
its corresponding Acquiring Fund:
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value style risk	The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market. A value stock may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the adviser believes will increase the price of the security do not occur or do not have the anticipated effect.
Yield risk	The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s adviser may discontinue any temporary voluntary fee waivers.

EXHIBIT D

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Below is additional information regarding the Acquiring Funds. The information presented below also is applicable to the Acquired Funds, except where noted otherwise, either below or in the body of the Proxy Statement/Prospectus. All references to a Fund or the Funds in this Exhibit D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the “Comparison of Investment Objective(s), Principal Investment Strategies, and Principal Risks” sections, the Acquiring Funds may at times use additional strategies and techniques, which involve certain special risks. This Proxy Statement/Prospectus does not attempt to describe all of the various investment techniques and types of securities that the portfolio management team might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Additional information about the use of additional strategies and techniques by each Fund can be found in its prospectus, incorporated by reference herein.

Portfolio Managers

Information about the portfolio managers who are jointly and primarily responsible for overseeing each Fund’s investments is shown below. The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.

Andrew Acheson. Andrew Acheson is a Managing Director, Portfolio Manager, and Director of the US Growth team. As leader of the US Growth team, Andrew works with a team of portfolio managers who specialize in large- and mid-cap growth equities. As Portfolio Manager, he focuses on large-cap growth equity strategies, and specializes in fundamental research, security selection, portfolio construction and risk management. Andrew is based at Amundi UK. Andrew has been actively managing US equity portfolios since 1994. From 1999 to 2001, Andrew managed Luxembourg- and Italian-domiciled US equity strategies at Amundi Ireland. From 1994 to 1999, he was a US equity Portfolio Manager at Setanta Asset Management in Dublin and Assistant US Portfolio Manager at Norwich Union Investment Management in England. Earlier in his career, he was a Captain in The Queen’s Royal Irish Hussars, a British cavalry regiment. He served in the UK, Germany and the Middle East, including Gulf War I. He holds an MBA from Cranfield School of Management, England (1994).

John Arege. John Arege is a Managing Director, Director of Large Cap Value, US, and Portfolio Manager. As leader of the Large Cap Value Team, John is responsible for overseeing the management our Equity Income and Intrinsic Value strategies. He is also a portfolio manager on our Mid-Cap Value strategy. John joined Amundi US from Genter Capital Management where he was Portfolio Manager of Core and Value Equities and was a member of the Investment Policy Committee. He also served as an Adjunct Professor of Corporate Finance at New York University. Prior to Genter Capital, John worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value & Core equities and was a portfolio manager. Prior to Goldman, he was a Senior Equity Analyst at Merrill Lynch Investment Managers, where he focused on large-cap value and mid-cap value equity funds. Earlier in his career, he was a Research Analyst for Standard & Poor’s, an Associate Attorney in New York and as a Judicial Lawyer for the Superior Court of the State of New Jersey. John has an M.S. in Banking and Financial Services from Boston University, a J.D. from the Jacob D. Fuchsberg Law Center in New York, and a B.A. in Accounting and Financial Management from Catholic University in Washington, D.C. He is a CFA® charterholder, a licensed attorney in New York, New Jersey and Washington, D.C.

David Chamberlain. David Chamberlain, CFA, is a Senior Vice President, Portfolio Manager and member of the US Growth team. He is a member of the team managing large cap growth strategies. Previously David was Vice President, Senior Equity Analyst and a member of the US Equity Research team, responsible for Financials. During his career, David has covered Financials, Business Services, Fintech/Payments, Healthcare IT, Industrials, Managed

Care, Real Estate and Utilities. Prior to joining Amundi US, David was a Senior Analyst at Sapience Investments, LLC, where he covered Financial Services, Real Estate and Financial Technology. Prior to that, he covered the same industries as an Equity Research Analyst at Wells Fargo Asset Management. He also worked for Allianz Global Investors as a Senior Equity Research Analyst, where he was the Financials sector head analyst for their small, mid and large cap core/growth strategies. David holds a B.A. double major in Economics and History from Dartmouth College. He is a CFA® charterholder.

Brian Chen. Brian Chen is Senior Vice President, Global Portfolio Manager, and a member of the global equity team at Amundi US. Prior to joining Amundi US, Brian served as a Partner, Portfolio Manager, and Analyst at Clough Capital Partners, where he co-managed a long-short Asia-Pacific equity strategy. He traveled extensively throughout Asia meeting with over 150 companies each year. Prior to that, he was an Analyst at Liberty Square Asset Management, where he analyzed potential equity investments across sectors and markets in Asia for a value- based international hedge fund. Previously, he was one of three founding partners of a global long-short hedge fund at Grosvenor Street Capital, and served as Portfolio Manager and Trader. Prior to that, he served in sales roles at CSFB, INGBarings, and Salomon Brothers. He holds a B.A. in Economics and Political Science from Duke University and an M.B.A. in Finance and International Business from Columbia Business School. He is a CFA® charterholder.

Jonathan M. Duensing. Jon Duensing, CFA, is Senior Managing Director, Head of Fixed Income, US, Director of Multi-Sector Fixed Income, and Portfolio Manager. He supervises all fixed income portfolio management and research activities for Amundi US, and leads a team of approximately 50 investment professionals who manage a wide range of US and global fixed income portfolios for institutional and retail clients worldwide. He is also a member of portfolio management teams responsible for managing stand-alone high-grade credit, multi-sector credit, and cross-over fixed income strategies. He is a member of the US Investment Committee, US Executive Committee and US Management Committee. Prior to his position as Head of Fixed Income, US, and Director of Multi-Sector Fixed Income, Jon was most recently Director of Investment Grade Corporates and Senior Portfolio Manager. In that role, Jon led a team of investment professionals responsible for managing high-grade and crossover corporate credit exposure across all fixed income portfolios at Amundi US. He was responsible for managing stand-alone high-grade credit, multi-sector credit and cross-over fixed income and absolute return strategies. Jon joined Amundi US (Smith Breeden Associates) in 1996 as Investment Analyst, and became a Portfolio Manager for Multi-Sector and Corporate Credit Strategies in 2000. In 2006, he was named Principal and Senior Portfolio Manager, adding an Absolute Return strategy to his PM role, as well as personnel management responsibilities. He also served as Deputy Chief Investment Officer from 2014-2017. Prior to joining Amundi US in 1996, Jon was the Credit Officer for a member bank of Old National Bancorp. He holds a Bachelor of Arts in Finance from the University of Illinois, Urbana-Champaign, graduating with distinction and departmental honors. He became a CFA® charterholder in 1999.

Andrew Feltus. Andrew Feltus is a Managing Director, Co-Director of High Yield and a Portfolio Manager on the high yield team’s funds and separate accounts. He is also a Portfolio Manager on the firm’s Multi-Sector Fixed Income strategies. He has extensive experience managing a wide range of debt securities globally, including emerging markets and foreign exchange, and has previously managed money market portfolios. He is a member of Amundi US’s Investment Committee. Andrew joined Amundi US as a fixed income analyst and was promoted to portfolio manager in 2001. Prior to joining Amundi US, he worked on the bond desk at Massachusetts Financial Services. Andrew has been actively managing US fixed income portfolios since 1994, and managing derivatives (bond futures—since 1992, currency forwards—since 1994, and credit default swaps—since 2008) which are used in a number of portfolios under his management. He holds a BA in quantitative economics and philosophy from Tufts University (1991). He is a CFA® Charterholder.

Noah Funderburk. Noah Funderburk is a Senior Vice President, Portfolio Manager, and Director of Securitized Credit at Amundi US. Noah leads the Securitized Credit team, which manages dedicated securitized strategies along with the mortgage-backed and asset-backed securities held within multi-sector portfolios. As a portfolio manager, he specializes in multi-sector short duration and ultra-short duration fixed income strategies as well as strategies focused on securitized assets. After joining Amundi US in 2008, Noah helped develop the firm’s quantitative models for valuing the options embedded in fixed income securities. Noah graduated with high distinction from the University of Colorado, Boulder, where he majored in finance and minored in mathematics and economics. Noah is a CFA® charterholder.

Matthew Gormley. Matt Gormley is an Associate Portfolio Manager and member of the US Growth team. He joined the team as an Investment Associate in 2017. Matt assists the team in all aspects of managing portfolios, including security and industry analysis, portfolio construction and trading positions in client portfolios. Prior to joining the US Growth team, Matt held roles in Risk and Performance at Amundi US. Matt holds an M.B.A. from the Boston University Questrom School of Business and a B.S. from Manhattan College in Finance and Global Business.

Fergal Jackson. Fergal Jackson is a Vice President and Portfolio Manager on the Multi-Asset Solutions, US team. He focuses on fundamental analysis, security selection, and is a Portfolio Manager on multi-asset equity strategies. Prior to joining Amundi US, Fergal worked at Amundi Ireland for six years, managing a variety of region-based portfolios, most recently focused on Pacific Ex-Japan and Japanese Equities. Prior to Amundi, he was an Assistant Portfolio Manager with Geode Capital LLC. From 1999 to 2006, Fergal worked for Fidelity Management and Research Company. Fergal earned his M.B.A. from Babson College. He holds an M.S. in Economics from the National University of Ireland and a B.S. in Economics from the University of London.

Paul Jackson. Paul Jackson is a Vice President and Global Portfolio Manager on the Global Equity Team. He focuses on fundamental analysis and works with the portfolio managers on the management of the Global Equity strategies. Prior to joining Amundi US, Paul was a Portfolio Manager at Pentucket Capital responsible for a fundamental global market-neutral portfolio. Before Pentucket, he spent three years at Cedrus Investments, Ltd. as a Portfolio Manager, three years at Fidelity Investments as a Portfolio Manager and Analyst, two years at State Street Global Advisors as an Analyst, and worked as an Analyst at Fortis Investments and Abacus Investments. Paul started his career in investments at Wellington Management in 1997 as a Global Equity Analyst, where he worked for five years covering the Technology sector. Paul holds an M.B.A. in Finance and Accounting from The Wharton School of Business at the University of Pennsylvania, an M.S. in Information and Computer Science from The Georgia Institute of Technology, and received a BSc with Honors from Northumbria University (previously called Newcastle-upon-Tyne Polytechnic).

Shaji John. Shaji John is a Senior Vice President and Portfolio Manager at Amundi US responsible for managing growth strategies. Before joining Amundi US, Shaji worked at JT Venture Partners, a technology focused venture capital firm as a Managing General Partner. He was also the Chairman and CEO of IBRIX, Inc., a scalable file storage software company that was acquired by Hewlett Packard in 2009. Previously, he worked as an Equity Research Analyst at MFS Investment Management, and Fidelity Management and Research Company. Early in his career, Shaji was a software engineer at the General Electric Company. He holds a B.E. in Mechanical Engineering from the National Institute of Technology, Allahabad, an M.S. in Industrial Engineering from the University of Massachusetts, and an M.B.A. from the Tuck School of Business at Dartmouth College.

Brad Komenda. Brad Komenda is Managing Director, Director of Investment Grade Corporates, and Portfolio Manager. As Director of Investment Grade Corporates, he leads a team that supports the management of high-grade credit exposure across all fixed income portfolios managed by Amundi US, including crossover and high-grade CDS exposure. He is a member of the team managing stand-alone long duration and high-grade credit strategies, including portfolios with ESG mandates. Brad is also responsible for managing multisector fixed income portfolios. Prior to joining Amundi US in 2008, Brad spent ten years as an Investment Grade and High Yield Analyst at Columbia Management. He began his career with General Electric Capital and Assurance as an investment grade and high yield research associate where he worked for five years. He holds a B.A. in Accounting and Business Administration from Central Washington University (1991). He is a CFA® charterholder.

Jeff Kripke. Jeff Kripke is Senior Vice President, Portfolio Manager, and Head of the US Core team, specializing in large-cap equity investing. He leads a team managing core equity portfolios with an ESG mandate. Prior to joining Amundi US, Jeff was Co-CIO of the Disciplined Equity Group at Allianz Global Investors, and Portfolio Manager of a core equity strategy. Before that, he was an Associate Partner and Portfolio Manager for 13 years at Wellington Management Co., where he worked on a high-quality core equity strategy. Before joining Wellington, Jeff held portfolio management roles at Merrill Lynch Asset Management and Morgan Stanley Asset Management. Prior to becoming a portfolio manager, Jeff was a utilities analyst at the former Prudential Securities Inc. Jeff has a B.A. in Economics from Tufts University and an M.B.A. in Finance from Columbia Business School.

Chin Liu. Chin Liu is Managing Director, Director of Insurance-Linked Securities, Director of Fixed Income Solutions, and Portfolio Manager at Amundi US. As Director of Insurance Linked Securities he has day-to-day responsibilities that include the management of our dedicated ILS strategies and leads the investment eff orts of the team. He is also responsible for structuring and implementing custom Insurance-Linked Securities strategies for the firm’s diversified fixed income portfolios. This responsibility encompasses working closely with our insurance and reinsurance partners, quantitative analysis of insurance perils using largescale simulation models, development of market-specific valuation intelligence, interacting with our fundamental analysts, and construction of risk- appropriate ILS portfolios. As Director of Fixed Income Solutions, Chin leads a team that develops customized investment solutions, fixed income ESG/Responsible Investing research, and high-quality, proprietary analytics to support the fixed income team. As a practitioner, Chin has also developed portfolio hedging strategies via derivatives markets, researched and developed security-level and market level econometric forecasting models, and built fair value screening tools for the government and corporate credit markets. Prior to joining Amundi US, Chin worked as a quantitative equity analyst for Numeric Investors, and as a Customer Investment Researcher for E Trade Financial. Chin received his B.S. in Mechanical Engineering from Tsinghua University in Beijing, China in 2000, and his M.S. in Management Science and Engineering from Stanford University in 2006.

Kenneth Monaghan. Ken Monaghan is a Managing Director, Co-Director of High Yield, a Portfolio Manager, and member of the team managing US High Yield and Global High Yield portfolios and separate accounts. He is a member of Amundi US’s Investment Committee. Prior to joining Amundi US in 2014, Ken was a Partner and Portfolio Manager at Rogge Global Partners where he was responsible for US High Yield and was an integral part of Rogge’s Global High Yield strategy; he also ran Rogge’s New York office. He joined Rogge in 2008 from ING Investment Management where he was Managing Director and Portfolio Manager responsible for US High Yield. Ken brought ING’s institutional US high yield strategy to Rogge. He co-founded the strategy in 1996 at a predecessor organization to ING and was co-portfolio manager of the strategy from its inception and the sole senior portfolio manager from 2007 through June 2014 when he left Rogge. Prior to becoming a portfolio manager, Ken spent 13 years at Salomon Brothers, starting as a high yield analyst eventually heading Salomon’s high yield research eff ort in New York. He subsequently spent five years in London as head of Salomon’s London credit research team and upon his return to New York in 1991 launched Salomon’s nascent distressed credit eff ort. He spent his final years at Salomon as a Director of Institutional Sales. He began his career as a credit analyst at Lord, Abbett & Co. Ken is a graduate of Colgate University and holds both a Master of Business Administration (MBA) degree in Finance and a Master of Public Administration (MPA) degree from New York University

Gregory R. Palmer. Greg Palmer is a Vice President, Portfolio Manager, and member of the Multi-Sector Fixed Income team at Amundi US. He is responsible for short-term cash instruments including repo and commercial paper. In addition, he prepares analysis for several discretionary accounts. Greg attended Rhodes College in Memphis, Tennessee where he was elected to Phi Beta Kappa and graduated with Bachelor of Arts degrees in Music and Business Administration, cum laude. He also holds a Masters of Music degree in Musicology from Northwestern University.

Nicolas Pauwels. Nicolas Pauwels is a Vice President, Portfolio Manager and Deputy Director of Securitized Credit at Amundi US. He focuses on multi-sector short-duration portfolios along with dedicated securitized credit portfolios. Before joining Amundi US in 2004, Nic started his career as a corporate bond and emerging markets money market trader at KBC Bank in Belgium before moving to the United States where he developed an expertise in asset-backed securities. Nic holds an MBA in analytic finance from the University Of Chicago Booth School Of Business (2003), a MS in Tax Management from Solvay Business School (1997), Belgium, and a MS in Applied Economics from the Katholieke Universiteit Leuven (1995), Belgium. He is a CFA® charterholder.

John Peckham. John Peckham is a Managing Director, Director of Global Equities, US, and Portfolio Manager. John leads the Global Equity and US Multi-Asset Solutions team. He joined the Global Equity team in 2017 and became a Portfolio Manager on global equity strategies in 2019. He formerly was the Head of Global Fundamental Research, Head of US Equity Research, an Equity Analyst, and has been a member of the US Equity staff since 2002. Prior to joining Amundi US, John was a Senior Manager with Deloitte Consulting’s Energy industry practice in Cleveland and Boston. During his nearly five years with the firm, John provided strategy and financial advisory services to a wide range of energy and manufacturing industry clients. Prior to joining Deloitte Consulting, John served in the U.S. Navy as a carrier-based Naval Flight Officer. His Naval service included leading missions from the USS Independence in support of Operation Desert Shield. During his over eight years in the Navy, John was awarded the Navy Achievement Medal and Navy Commendation Medal for professional achievement. John holds a B.A. in Economics from Bates College and an M.B.A. in Finance from Vanderbilt University. At Vanderbilt, he was the Edmund Fitzgerald Scholar and was elected to the Beta Gamma Sigma Honor Society. He is a CFA® charterholder and a member of the CFA Institute and the Boston Security Analysts Society.

Marco Pirondini. Marco Pirondini is Executive Vice President and Chief Investment Officer, US at Amundi US. He co-manages Global Equity and Multi Asset Income portfolios. As Head of Equities, US, he oversees the US Equity portfolio management and Equity Research analyst teams. He is also leader of the Global Equity team, which includes experienced portfolio managers and analysts who specialize in Global Equities, International Equities and Global Balanced strategies. He is a member of the US Executive Committee and US Management Committee. Prior to his current role, Marco held the role of Global Chief Investment Officer with Pioneer Global Asset Management. He also spent five years as Head of Global Equity Research working in the US investment division of Pioneer Investments. Previously, Marco spent nine years in the Milan and Dublin offices of Pioneer and held the roles of Head of Italian Equities, Portfolio Manager for Italian Equities and Balanced Portfolios, Head of European Equity Research. Marco received a Degree in Business Economics, with a specialization in Finance, from Bocconi University in Milan, Italy, equivalent to a Master of Science Degree in finance.

Yves Raymond. Yves Raymond is a Vice President, Portfolio Manager and a member of the US Growth team. He is a member of team managing large cap growth strategies, and is also responsible for covering the Software & Services sector. He has also covered tech hardware, semiconductors and industrials. Prior to joining Amundi US, Yves was a consultant for three years with Tecsult Ltd a leading Canadian consulting firm on Technology, Engineering and Management, first as a Senior Manager and then as assistant to the Vice President. Previously, he spent five years with the European Group Five Lille, in Business & Technology development and Engineering consultancy. Yves holds an M.A. in International Affairs from the Fletcher School of Law & Diplomacy at Tufts University, an M.B.A. from the Graduate School of International Business, E.N.P.C, Paris, and a B.A.Sc. in Engineering from Ecole Polytechnique, Montreal.

Cory Robart. Cory Robart is an Investment Associate on the Multi-Asset Solutions, US team at Amundi US. In this role, he is responsible for assisting with the development of asset allocation and security selection decisions in global multi-asset portfolios through research and support activities. In addition, he develops models and reports to monitor the behaviors of all existing group strategies. Cory started his career at Amundi US in 2010 as a Customer Service Representative. In 2011, he became a Data Analyst responsible for the setup and maintenance of all securities on the fund accounting, trading and compliance systems. He transfered to a Performance Analyst role in 2013 and was later promoted to Senior Performance Analyst. In that role, he was responsible for producing and reviewing performance reporting requirements across multiple departments at the firm. In 2017, Cory became Senior Risk Analyst responsible for leading attribution and analytics of equity, multi-asset, and fixed income portfolios. In May 2021, he transferred to his current position on the Investment Management team. Cory received a Master of Science in Finance from the University of Massachusetts and a B.S.B.A. With a concentration in Finance from Bryant University.

Timothy Rowe. Tim Rowe is Managing Director and Portfolio Manager at Amundi US. Tim is a portfolio manager for investment-grade core bond portfolios, which he has managed at the firm since 1994, and works with the sector teams to construct portfolios that seek to meet clients’ risk and return objectives. Prior to his current role, Tim was the Director of Multi-Sector Fixed Income where he oversaw a team of investment professionals responsible for managing institutional strategies and retail funds for US and international investors. Prior to that, his responsibilities included managing agency mortgage-backed security portfolios and leading the Securitized Credit team. Before joining the firm in 1988, Tim was an Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Booth School of Business and a Bachelor of Arts in Economics and History from Duke University.

Jeffrey Sacknowitz. Jeff Sacknowitz is Vice President, Global Portfolio Manager, and a member of the Global Equity Team focusing primarily on European Equities at Amundi US. Prior to joining Amundi US, Jeff served as lead Portfolio Manager for International Growth Portfolios for both retail and institutional investors at Putnam Investments. During his 20 year tenure at Putnam Investments he also served as head of Putnam’s Proxy Committee, led a machine learning investment process project, managed a global technology portfolio, and served as an analyst covering technology and telecommunications stocks. Prior to that, he was an Asian Strategist at Independence Investment Associates, where he also served as an analyst covering Asian banks and consumer finance companies, industrials, and utilities. He started his career as a Research Analyst of Japanese equities at The Hong Kong and Shanghai Banking Corp in Tokyo. He holds a B.A. from Colgate University, an M.A. in Politics and International

Relations from Princeton University, and a Master of Law/Political Science degree from Tokyo University in Japan. He is a CFA® charterholder.

Ashesh Savla. Ashesh (Ace) Savla is Team Leader of US Equity Quantitative Research at Amundi US. His primary responsibilities include developing the Quantitative Equity Data Infrastructure and assisting in the development of the Quant Equity evaluation model. Ace is also a Portfolio Manager of growth and value equity strategies. Before beginning his career in finance, Ace worked in genetics and spent many years conducting research at Lawrence Berkeley National Lab—Human Genome Project and at Harvard Medical School. He also spent two years with PAREXEL International managing clinical data for FDA trials. Ace has an M.B.A. and M.S. in Information Systems from the Graduate School of Management at Boston University. He also received a B.S. in Biochemistry from Boston University.

Jonathan Scott. Jonathan Scott is a Senior Vice President, Deputy Director of Multi-Sector Fixed Income, and Portfolio Manager. As Deputy Director of Multi-Sector Fixed Income, he helps oversee a team of investment professionals who are responsible for managing multi-sector fixed income strategies and retail funds for US and international investors. He is also a member of portfolio management teams responsible for managing Multi-Sector Fixed Income portfolios. Jonathan joined Amundi US in 2008, working first in the firm’s Fund Accounting department, and in 2011 as a Fixed Income Risk Analyst for the Investment Risk Management Team, where he worked closely with the Fixed Income team. He joined the Fixed Income team in 2012 as an Investment Associate where he supported portfolio construction and traded Investment Grade Corporate bonds. He was promoted to Associate Portfolio Manager in 2016 and in 2018, was named as a Multi-Sector Portfolio Manager. He also assumed portfolio management responsibilities for a US TIPS portfolio. In 2021, he was promoted to Deputy Director of Multi-Sector Fixed Income. Jonathan holds a B.A. in Economics and East Asian Studies with a concentration in Chinese from Colby College. He is a CFA® charterholder.

Jonathan Sharkey. Jonathan Sharkey is Senior Vice President, Portfolio Manager, and member of the High Yield team. He specializes in bank loans and floating rate securities, and manages US and global floating rate and leveraged loan strategies for retail and institutional clients. Prior to joining Amundi US, Jonathan spent four years with Putnam Investments where he was a Corporate Bond and Bank Loan Analyst, three years with Cypress Tree Investments where he was a Principal and Bank Loan Analyst, and five years with BankBoston as Vice President, Relationship Manager. In addition, between attaining his primary degree and undertaking his M.B.A., he spent five years in banking as a manager in operational roles. Jonathan received a B.A. in Economics and Government from Bowdoin College and an M.B.A. in Finance and Marketing from the University of Notre Dame.

Matthew Shulkin. Matt Shulkin is a Senior Vice President, Portfolio Manager, and a member of the High Yield team. He is a Portfolio Manager on all of the high yield accounts. In addition, he contributes to the selection of US high yield investments for multi-sector strategies. Prior to joining Amundi US, Matt spent five years as a high yield analyst covering a wide variety of sectors at MAST Capital Management, a credit hedge fund in Boston. Before MAST, Matt was the sole member of the US credit operation for Tisbury Capital, a London-based hedge fund. At Tisbury, in coordination with the credit team in London, he invested in distressed and high-yield corporate bonds, bank loans and asset-backed securities. Prior to Tisbury, Matt was a Vice President as part of Putnam Investments’ high yield analyst team. In addition to his high yield sector coverage at Putnam, Matt was named the group’s primary distressed analyst in January 2006. Prior to Putnam, Matt worked as a high yield analyst at Morgan Stanley Dean Witter, as part of a five-person team managing a fund. He started his career as a junior research analyst on the high yield sales and trading desk at CIBC World Markets in New York City, where he worked from 1996 through 1999. Matt earned his B.A. from Cornell University in 1996, and his M.B.A. from The Wharton School of the University of Pennsylvania in 2003. He is a CFA® Charterholder.

David Sobell. David Sobell is a Senior Vice President, Portfolio Manager, and a member of the Growth team at Amundi US. David focuses on biotechnology, medical device and healthcare stocks. Prior to joining Amundi US, David was a Vice President at Hambrecht & Quist Capital Management, where he assisted in the management of a closed-end investment fund. David also worked for Rodman & Renshaw, Inc., as a sell-side equity analyst focusing on the pharmaceutical, drug delivery, and biotechnology industries. Earlier in his career he was a research scientist at the Massachusetts Institute of Technology and at GENE-TRAK Systems, where he worked on developing diagnostic tests for infectious diseases. David holds a B.A. in Molecular, Cellular and Developmental Biology from the University of Colorado. He also holds a Certificate of Special Studies in Administration and Management from Harvard Extension School, and a Master’s in Management from the M.I.T. Sloan School of Management.

Timothy P. Stanish. Tim Stanish is Managing Director, Director of Mid Cap Equities, US, and Portfolio Manager. As leader of the US Mid Cap Equities team, Tim is responsible for overseeing the evolution of the investment processes and risk management across all Mid Cap portfolios. Tim is also a member of portfolio management teams managing Mid Cap Growth and Mid Cap Value portfolios. Prior to joining Amundi US, Timothy was Managing Director and Global Head of Fundamental Research at EVA Dimensions LLC in New York, an independent equity research fi rm. At EVA, Timothy managed a research team that published company, industry, and thematic research based on the Economic Value Added (EVA)-based framework. Additionally, he consulted with asset management and hedge fund clients on all aspects of their fundamental investment decision process; engaged in bespoke client projects; and actively contributed to continuous improvement of the EVA platform. Prior to that, Timothy was a Senior Equity Analyst at Harrier Capital Advisors LLC covering all sectors with a focus on US and European IT, and Industrials and co-managed the fundamental US equity long/short portfolios at both Credit Suisse and Saba Principal Strategies. He also was the Technology and Media sector specialist at Credit Suisse HOLT. Timothy has an M.B.A. from New York University and a B.A. from Hamilton College in Clinton, NY. He is an FSA Credential Holder.

Craig Sterling. Craig Sterling is a Managing Director, Head of Equity Research, US, Director of the Core Equity and a Portfolio Manager at Amundi US. Craig directs the central research team of fundamental and quantitative equity analysts who serve as the primary analytical resource of the firm’s US managed equity and multi-asset portfolios. As Director of Core Equity, Craig oversees the large cap core equity portfolio management team. He is also lead portfolio manager of the research-based, “best ideas” strategies. In both portfolio management roles, Craig specializes in fundamental research, ESG integration, security selection, portfolio construction and risk management. He serves on the Amundi US US Investment Committee, the Amundi ESG Committee, the Amundi US Fair Valuation Committee, and the Amundi US Retirement Plans Committee. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions (now a division of Institutional Shareholder Services) in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse. Before Credit Suisse, Craig worked in the Global Industrials Group of the Investment Bank of UBS and the Investment Services Division of Mesirow Financial. Craig holds an undergraduate business degree from Washington University (St. Louis) and an MBA from the University of Chicago Booth School of Business.

Kenneth J. Taubes. Ken Taubes is Executive Vice President and Portfolio Manager at Amundi US. He is a member of the Multi-Sector Fixed Income team and Portfolio Manager on a number of multi-sector fixed income portfolios. Ken is a member of the US Investment Committee. Prior to his current role, Ken was Chief Investment Officer, US, for Amundi US, where he oversaw the US investment team. Prior to joining Amundi US in 1998, Ken was a Senior Vice President and Senior Portfolio Manager at Putnam Investments. Ken also served as Senior Vice President and Corporate Treasurer of Home Owners Savings Bank in Boston, a large New England thrift holding company and one of the nation’s largest mortgage banks, where he worked from 1986 to 1990. He began his career in 1980 as a treasury officer with Bank of New England’s international treasury division. Ken received a Bachelor of Science in accounting from Utica University and an M.B.A. from Suffolk University in Boston.

Sammi Truong. Sammi Le Truong is Vice President and Portfolio Manager. She is a member of a team responsible for managing US Dividend Equity strategies. Prior to managing strategies, Sammi was a Quantitative Research Analyst at Amundi US where she focused on quantitative analysis of equity markets. She participated in the design, development and implementation of models for securities selection, securities evaluation, equity portfolios optimization and portfolio construction. She holds a BSc degree in Management with a concentration in Finance from Massachusetts Institute of Technology. She is a CFA® charterholder.

Prakash Vadlamani. Prakash Vadlamani has 14 years of investment experience and has been a member of the Amundi US Municipals team since joining the firm in 2014. Prior to Amundi US, Prakash was at ORIX USA where he served as an Associate Director and Senior Municipal Credit Analyst analyzing municipal high yield and high grade debt offerings. Previously, he was Co-Founder and Director of Finance at Cecilia Healthcare Ltd. Prior to that, he was an Assistant Controller at Philips Electronics. Prakash began his career at Intelligroup, Inc. where he was the Manager of Financial Operations. He holds a Bachelors of Commerce (Honors) from the Indian Institute of Management and Commerce and an M.B.A. from SC Johnson Graduate School of Management, Cornell University. He also is a Chartered Accountant from the Institute of Chartered Accountants of India.

John (Jake) Crosby van Roden III. Jake van Roden joined Amundi US February 15, 2024 from Macquarie Investment Management, where he was Managing Director, Senior Portfolio Manager and a member of a team responsible for open-end and closed-end municipal bond funds distributed under the Delaware Funds and SEI brands, as well as institutional portfolios. He has 20 years of investment industry experience and brings a wealth of expertise investing across investment grade and high yield municipal securities. Jake also served as Head of Trading for municipals and was a member of Macquarie’s Trade Oversight Committee. Jake received his Bachelor’s Degree from Franklin & Marshall College.

Howard Weiss. Howard Weiss is a Vice President and Portfolio Manager. Howard joined Amundi US in 2007 and served as an associate portfolio manager and large cap core equity analyst. From October 2010 until August 2011, Howard was an analyst at Surveyor Capital Group, a wholly owned subsidiary of Citadel Investment Group, LLC. In September 2011, he rejoined Amundi US as associate portfolio manager.

Ken Winston. Ken Winston is Senior Vice President and Portfolio Manager at Amundi US. He is responsible for managing mid-cap growth strategies. Ken joined Amundi US from Hartford Investment Management Company, where he was Senior Vice President with portfolio management and analyst responsibilities for small-and mid-cap growth portfolios. Previously, he was a Partner and Portfolio Manager at Lee Munder Capital Group, where he managed small- and mid-cap growth portfolios. Earlier in his career, he was a Senior Analyst and Principal for Needham & Company, a sell-side investment banking and brokerage firm, where he covered information technology and media companies. He holds a B.S. from Babson College and an M.B.A. from Harvard Business School.

James Yu. James Yu is Senior Vice President and Portfolio Manager. He focuses on Large Cap Core strategies incorporating ESG factors. James joined Amundi US from Wells Capital Management, where he was a Senior Research Analyst supporting Wells Capital’s small-cap value and mid-cap value strategies, with a focus on consumer discretionary, industrial, aerospace & defense, energy, and materials. At Wells, he specialized in small- and mid-cap value companies with market caps in the $250 million to $30 billion range. Prior to Wells, James was Co-Manager of a large cap blend strategy at Putnam Investments. Prior to Putnam, he was Co-Manager of small-cap value and large-cap value strategies at John Hancock. He also held a portfolio management position at Merrill Lynch and an equity research position at Gabelli & Co. James has a B.S. from Rutgers, an M.B.A. from Columbia University, and a Master’s in History from Harvard University. He also attended Harvard Business School’s Executive Education Program. He is a CFA® charterholder.

Payments to Broker-Dealers and Other Financial Intermediaries

Like the Acquired Funds, if you purchase the Acquiring Funds through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Funds and their related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend an Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Minimum Initial Investments

The minimum initial and subsequent investments for the Acquired Funds and the Acquiring Funds are as follows:

Acquired Funds
Investment
Minimums	Class A	Class C	Class C2		Class K	Class R	Class Y
Minimum	$1,000	$1,000	$1,000		Initial	None	Initial
Initial					investments		investments
Investment					by		by
					discretionary		discretionary
					accounts and		accounts and
					direct		direct
					investors		investors
					must be at		must be at
					least $5		least $5
					million		million
					Initial		Initial
					minimum		minimum
					investments		investments
					investment of		investment of
					less than $5		less than $5
					million will		million will
					be accepted		be accepted
					under certain		under certain
					circumstances		circumstances
					as described		as described
					in the		in the
					Acquired		Acquired
					Funds’		Funds’
					prospectuses		prospectuses
Minimum	$100	$500	$500		None	None	None
Subsequent
Investments
Acquiring Funds
Investment
Minimums	Class A*	Class C		Class R6		Class R	Class Y
Minimum Initial	$2,500	$2,500		None		None	$1,000,000
Investment
Minimum	$50	$50		None		None	None
Subsequent
Investments

*For Class A shares a $1,000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

Buying, Exchanging and Selling Shares

Opening Your Account

You may open an account by completing an account application and sending it to the Fund by mail or by fax. Please call the Fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the Fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Fund for account applications, account options forms and other account information:

Victory Pioneer Funds

P.O. Box 534427

Pittsburgh, PA 15253-4427

Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the Funds’ transfer agent of applications submitted by regular mail to a post office address.

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Funds’ distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you.

The Funds may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through Financial Intermediaries and Retirement Plans

If you invest in the Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Proxy Statement/Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase Funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share Prices for Transactions

If you place an order to purchase, exchange or sell shares that is received in good order by the Fund’s transfer agent or an authorized agent by the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the NYSE on that day (plus or minus any applicable sales charges). If your order is received by the Fund’s transfer agent or an authorized agent after the close of regular trading on the NYSE, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

•You have provided adequate instructions

•There are no outstanding claims against your account

•There are no transaction limitations on your account

•Your request includes a signature guarantee if you:

oAre selling over $100,000 or exchanging over $500,000 worth of shares o Changed your account registration or address within the last 30 days

o Instruct the transfer agent to mail the check to an address different from the one on your account o Want the check paid to someone other than the account’s record owner(s)

o Are transferring the sale proceeds to a mutual fund account with a different registration

Transaction Limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of the fund’s shares within 30 calendar days of a redemption. See “Excessive trading.”

Buying

You may buy Fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Fund’s transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from the Victory Capital, for your purchase of Fund shares.

Minimum investment amounts

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R6, Class R or Class Y shares, you must be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. Eligible Investors may be subject to a minimum investment amount as detailed in that section.

For Class C shares (with the exception of the Victory Pioneer Balanced ESG Fund, Victory Pioneer Equity Premium Income Fund, Victory Pioneer Multi Asset Income Fund, Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Active Credit Fund, Victory Pioneer Floating Rate Fund, Victory Pioneer High Income Municipal Fund, Victory Pioneer High Yield Fund, Victory Pioneer Multi-Asset Ultrashort Income Fund, Victory Pioneer Securitized Income Fund, Victory Pioneer Short Term Income Fund, Victory Pioneer Strategic Income Fund and Victory Pioneer U.S. Government Money Market Fund), individual purchases of $1,000,000 and above will be made automatically in Class A shares.

For Class C shares of the Victory Pioneer Balanced ESG Fund, Victory Pioneer Equity Premium Income Fund, Victory Pioneer Multi Asset Income Fund, Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Active Credit Fund, Victory Pioneer Floating Rate Fund, Victory Pioneer High Income Municipal Fund, Victory Pioneer High Yield Fund, Victory Pioneer Multi-Asset Ultrashort Income Fund, Victory Pioneer Securitized Income Fund, Victory Pioneer Short Term Income Fund, Victory Pioneer Strategic Income Fund and Victory Pioneer U.S. Government Money Market Fund, individual purchases of $250,000 and above will be made automatically in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program, within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

How to Buy Shares

Through Your investment Firm

Normally, your investment firm will send your purchase request to the Fund’s distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Victory Capital, for your purchase of Fund shares.

By Phone or Online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional Fund shares by phone or online if:

•You established your bank account of record at least 30 days ago

•Your bank information has not changed for at least 30 days

•You are not purchasing more than $100,000 worth of shares per account per day

•You can provide the proper account identification information

When you request a telephone or online purchase, the Fund’s transfer agent will electronically debit the amount of the purchase from your bank account of record. The Fund’s transfer agent will purchase Fund shares for the amount of the debit at the offering price determined after the Fund’s transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the Fund’s transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In Writing, by Mail

You can purchase Fund shares for an existing fund account by mailing a check to the Fund. Make your check payable to the Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the Fund’s transfer agent of purchase orders submitted by regular mail to a post office address.

By Wire (Class R6 or Class Y Shares Only)

If you have an existing (Class R6 or Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

•The Fund’s transfer agent must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Fund receives your request to purchase shares

•If Fund’s transfer agent does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

•Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

•Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:

Receiving Bank:BNY Mellon, NA

ABA Routing No. 011001234

BNY Mellon Investment Servicing (US) Inc. as agent FBO

Victory Pioneer Funds Consolidated Account

Account 727296

For further credit to:[Shareholder Name

Existing Victory Pioneer Account No.

Fund Name]

The Fund’s transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another fund in the Victory Funds mutual fund complex.

Your exchange request must be for at least $1,000. The Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund’s investment objective(s) and policies as described in the Fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to Exchange Shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Fund’s transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange Fund shares by phone or online if:

•You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

•The Fund into which you are exchanging offers the same class of shares

•You are not exchanging more than $500,000 worth of shares per account per day

•You can provide the proper account identification information

In writing, by mail or by fax

You can exchange Fund shares by mailing or faxing a letter of instruction to the Fund. You can exchange Fund shares directly through the Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

•The name and signature of all registered owners

•A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

•The name of the Fund out of which you are exchanging and the name of the Fund into which you are exchanging

•The class of shares you are exchanging

•The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the Fund’s transfer agent of exchange requests submitted by regular mail to a post office address.

Class C share conversion

Class C shares of the Fund will convert automatically to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee, or other charge.

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Fund also may pay redemption proceeds using cash obtained through a revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

How to Sell Shares

Through Your Investment Firm

Normally, your investment firm will send your request to sell shares to the Fund’s transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By Phone or Online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

•By check, provided the check is made payable exactly as your account is registered

•By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000) per account per day if the proceeds are not directed to your bank account of record).

In Writing, by Mail or by Fax

You can sell some or all of your Fund shares by writing directly to the Fund only if your account is registered in your name. Include in your request your name, the Fund’s name, your Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The Fund’s transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The Fund’s transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the Fund’s transfer agent of redemption requests submitted by regular mail to a post office address.

How to contact us

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call:

1-800-225-6292

To request a transaction using FactFoneSM call:

1-800-225-6292

By mail

Send your written instructions to:

Victory Funds

P.O. Box 534427

Pittsburgh, PA 15253-4427

Website

Vcm.com

By fax

Fax your exchange and sale requests to: 1-800-225-4240

Account Options

See the account application form for more details on each of the following services or call the Fund for details and availability.

Telephone Transaction Privileges

If your account is registered in your name, you can buy, exchange or sell Fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the Fund.

When you request a telephone transaction the Fund’s transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the Fund’s confirmation procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

Online Transaction Privileges

If your account is registered in your name, you may be able to buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen at vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Funds website. When you or your investment firm requests an online transaction, the Fund’s transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic Investments

You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan.

Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.

Automatic Investment Plan (AIP)

If you establish an Automatic Investment Plan with Victory Capital, the Fund’s transfer agent will make a periodic investment in Fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the Fund’s transfer agent. You should allow up to 30 days for the Fund’s transfer agent to establish your plan.

Automatic Exchanges

You can automatically exchange your Fund shares for shares of the same class of another Fund in the Victory Funds complex. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

•You must select exchanges on a monthly or quarterly basis

•Both the originating and receiving accounts must have identical registrations

•The originating account must have a minimum balance of $5,000. You may have to pay income taxes on an exchange.

Distribution Options

The Fund offers three distribution options. Any Fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1)Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund will automatically be invested in additional Fund shares.

(2)You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3)You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.

If you are under 59½, taxes and tax penalties may apply.

If your distribution check is returned to the Fund’s transfer agent or you do not cash the check for six months or more, the Fund’s transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Fund may reinvest the amount in additional shares of the Fund instead of sending a check. Additional shares of the Fund will be purchased at the then-current net asset value.

Directed Dividends

You can invest the dividends paid by your Fund accounts in a second Victory Fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends.

Systematic Withdrawal Plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of Fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

•Your account must have a total value of at least $10,000 when you establish your plan

•You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of Fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Account Options

Direct Deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary Tax Withholding

You may have the Fund’s transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder Services and Policies

Purchases In Kind

You may use securities you own to purchase shares of the Fund provided that Victory Capital, in its sole discretion, determines that the securities are consistent with the Fund’s objectives and policies and their acquisition is in the best interests of the Fund. If the Fund accepts your securities, they will be valued for purposes of determining the number of Fund shares to be issued to you in the same way the Fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase Fund shares for cash in an amount equal to the value of the Fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of Fund shares with securities.

Reinstatement Privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Victory Fund. To qualify for reinstatement:

•You must send a written request to the Fund no more than 90 days after selling your shares; and

•The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the Fund’s shares within 30 calendar days of redemption.

When you elect reinstatement, you are subject to the provisions outlined in the selected Fund’s prospectus, including the Fund’s minimum investment requirement. Your sale proceeds will be reinvested in shares of the Fund at the Class A net asset value per share determined after the Fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of Fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

VCM.COM

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

•Your current account information

•Prices, returns and yields of all publicly available Pioneer mutual funds

•Prospectuses, statements of additional information and shareowner reports for all the Funds

•A copy of Victory Capital’s privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFoneSM 1-800-225-4321

You can use FactFoneSM to:

•Obtain current information on your Victory Funds accounts

•Inquire about the prices of all publicly available Victory Funds

•Make computer-assisted telephone purchases, exchanges and redemptions for your Victory Funds accounts

•Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Household Delivery of Fund Documents

With your consent, Victory Capital may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying Victory Capital, by phone or in writing (see “How to

Contact Us”). Victory Capital will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation Statements

The Fund’s transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Victory Funds account registered in your name, the combined account statement will be mailed to you each quarter.

Tax Information

Early each year, the Fund will mail you information about the tax status of the dividends and distributions paid to you by the Fund.

Tax Information for IRA Rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund’s transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

The Fund has a policy designed to protect the privacy of your personal information. A copy of Victory Capital’s privacy notice was given to you at the time you opened your account. The Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the Fund or through the Victory Fund’s website.

Telephone and Website Access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet service.

On NYSE holidays or on days when the exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or reach the fund by telephone, you should communicate with the Fund in writing.

Other Policies

The Fund and the distributor reserve the right to:

•reject any purchase or exchange order for any reason, without prior notice

•charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege

•revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The Fund reserves the right to:

•charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. The Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

•close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, Capital Gains and Taxes

Dividends and Capital Gains

The Funds (except for Victory Pioneer Solutions – Balanced Fund) generally pay any distributions of net short- and long-term capital gains in November. Victory Pioneer Solutions – Balanced Fund generally pay any distributions of net short- and long-term capital gains in December.

Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund, Victory Pioneer Active Credit Fund, Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, Victory Pioneer High Income Municipal Fund, Victory Pioneer High Yield Fund, Victory Pioneer Multi-Asset Income Fund, Victory Pioneer Multi-Asset Ultrashort Income Fund, Victory Pioneer Securitized Income Fund, Victory Pioneer Short Term Income Fund and Victory Pioneer Strategic Income Fund declare dividends daily. The daily dividends consist of substantially all of the Fund’s net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.

Victory Pioneer CAT Bond Fund, Victory Pioneer Core Equity Fund, Victory Pioneer Disciplined Growth Fund, Victory Pioneer Disciplined Value Fund, Victory Pioneer Fundamental Growth Fund, Victory Pioneer Global Equity Fund, Victory Pioneer Global Growth Fund, Victory Pioneer Global Value Fund, Victory Pioneer International Equity Fund, Victory Pioneer Intrinsic Value Fund, Victory Pioneer Select Mid Cap Growth Fund and Victory Pioneer Solutions - Balanced Fund generally pay dividends from any net investment income in December.

Victory Pioneer Mid Cap Value Fund generally pays dividends from any net investment income in June and December.

Victory Pioneer Balanced Fund, Victory Pioneer Equity Income Fund and Victory Pioneer Fund generally pay dividends from any net investment income quarterly during March, June, September and December.

A Fund (other than the Victory Pioneer U.S. Government Money Market Fund) may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Each day the Victory Pioneer U.S. Government Money Market Fund declares substantially all of its net investment income as a dividend to shareowners. Dividends are accrued each day and paid on the last business day of the month. The Fund generally pays any distributions of net short-term capital gains in November. The Fund does not anticipate making any distributions of net long-term capital gains. The Fund may also pay dividends and distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

Taxes

The tax information is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

•Qualified dividend income received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividend income received by the Fund, subject to certain holding period requirements. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

•You will pay tax on taxable dividends from the Fund whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund.

•Dividends from the Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

•An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you generally will recognize any gain or loss.

•An exchange of one class of the Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

•Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

•An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes taxable dividends and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

•Exempt-interest dividends from the Pioneer AMT-Free Municipal Fund, Pioneer High Income Municipal Fund, Victory Pioneer AMT-Free Municipal Fund and Victory Pioneer High Income Municipal Fund generally are not included in net investment income for purposes of this tax.

•Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

•Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.

•Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

•The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

•The Fund may be required to withhold tax from dividends and redemption proceeds if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

•If you are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.

•Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.

•The Fund may provide estimated capital gain distribution information through the website at vcm.com.

•Distributions from Pioneer AMT-Free Municipal Fund, Pioneer High Income Municipal Fund, Victory Pioneer AMT-Free Municipal Fund and Victory Pioneer High Income Municipal Fund normally include exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax and other taxes. In addition, a portion of those Funds’ distributions may not qualify as exempt-interest dividends.

IRA distribution withholding disclosure

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution, and if you live in a state that requires state income tax withholding, at your state’s tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 1-800-225-6292, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be sent electronically.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

Comparison of Acquired Funds’ Shares Classes and Acquiring Funds’ Share Classes

The Acquired Funds, as applicable, offer six classes of shares through a prospectus: Class A, Class C, Class C2, Class K, Class R and Class Y. Not every Acquired Fund offers each class. Each class has different eligibility requirements, sales charges and expenses, which are described below.

No sales loads (including contingent deferred sales loads (“CDSC”)) will be imposed on Acquired Fund shareholders as a result of the Reorganizations.

Acquired Fund Class A Shares

•Acquired Fund Class A shareholders pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of a purchase, an investor’s investment firm may receive a commission from the distributor of up to 5%, declining as the size of the investment increases.

•There is no CDSC, except in certain circumstances when no initial sales charge is charged.

•Distribution and service fees of 0.25% of average daily net assets.

Initial Sales Charges

Acquired Fund Class A shares (with the exception of the Pioneer Balanced ESG Fund, Pioneer Equity Premium Income Fund, Pioneer Multi Asset Income Fund, Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer CAT Bond Fund, Pioneer Active Credit Fund, Pioneer Floating Rate Fund, Pioneer High Income Municipal Fund, Pioneer High Yield Fund, Pioneer Multi-Asset Ultrashort Income Fund, Pioneer Securitized Income Fund, Pioneer Short Term Income Fund, Pioneer Strategic Income Fund and Pioneer U.S. Government Money Market Fund) may be purchased at the public offering price, including a sales charge, as follows:

			Sales charge as a % of
		Net Amount
Amount of Purchase	Offering Price	Invested	Dealer Reallowance
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	4.00

$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 or more	0.00	0.00	see below

Each of the Pioneer Balanced ESG Fund, Pioneer Equity Premium Income Fund, Pioneer Multi Asset Income Fund, Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer CAT Bond Fund, Pioneer Active Credit Fund, Pioneer Floating Rate Fund, Pioneer High Income Municipal Fund, Pioneer High Yield Fund, Pioneer Securitized Income Fund and Pioneer Strategic Income Fund may be purchased at the public offering price, including a sales charge, as follows:

			Sales charge as a % of
		Net Amount
Amount of Purchase	Offering Price	Invested	Dealer Reallowance
Less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 or more	0.00	0.00	see below

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

The schedule of sales charges above is applicable to purchases of Acquired Fund Class A shares by (i) an individual,

(ii)an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Internal Revenue Code (the “Code”) although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Acquired Fund Class R shares (discussed below) may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Acquired Fund Class R Service Plan. The sales charges applicable to a current purchase of Acquired Fund Class A shares by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided Amundi Distributor US, Inc. is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which Amundi Distributor US, Inc. serves as principal underwriter. At the sole discretion of Amundi Distributor US, Inc., holdings of funds domiciled outside the U.S., but which are managed by affiliates of Amundi US, may be included for this purpose.

Pioneer Multi-Asset Ultrashort Income Fund, Pioneer Short Term Income Fund, and Pioneer U.S. Government Money Market Fund do not have initial sales charges and are not covered by the tables above.

Reductions in Sales Charge

You may qualify for a reduced Acquired Fund Class A sales charge under certain circumstances.

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi US will use each Acquired Fund’s current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the Acquired Fund with information or records, such as account numbers or statements, regarding shares of the Acquired Fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Purchasing at Net Asset Value

Acquired Fund Class A shares may be purchased at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Acquired Fund Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the Acquired Fund.

Acquired Fund Class A purchases at net asset value are available to:

•Current or former trustees and officers of the Acquired Fund;

•Partners and employees of legal counsel to the Acquired Fund (at the time of initial share purchase);

•Directors, officers, employees or sales representatives of Amundi US and its affiliates (at the time of initial share purchase);

•Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi US serves as investment adviser (at the time of initial share purchase);

•Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

•Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

•Members of the immediate families of any of the persons above;

•Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

•Insurance company separate accounts;

•Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

•Other funds and accounts for which Amundi US or any of its affiliates serves as investment adviser or manager;

•Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

•Certain unit investment trusts;

•Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

•Group employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

•Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

•Investors purchasing shares pursuant to the reinstatement privilege applicable to Acquired Fund Class A shares;

•Redemption proceeds from a non-retirement account used by the shareholder to purchase Acquired Fund shares in an IRA or other individual-type retirement account: and

•Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the Acquired Fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Acquired Fund Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi US to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Acquired Fund, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

CDSC

Purchases of Acquired Fund Class A shares of $500,000 or more may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Acquired Fund Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi US on or before March 31, 2004).

•The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less.

•You do not pay a CDSC on reinvested dividends or distributions.

•If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest.

•CDSCs are not imposed when Acquired Fund Class C shares are exchanged for Acquired Fund Class C shares of another fund in the Pioneer Funds mutual fund complex, but the new shares will remain subject to the CDSC based on the original purchase date of the exchanged shares. The transfer agent processes exchanges in proportion to your shares subject to a CDSC, not subject to a CDSC, and purchased through reinvestment of dividends and distributions.

•You may qualify for a waiver of the CDSC normally charged.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Acquired Fund Class A shares that are subject to a CDSC if:

•The distribution results from the death of all registered account owners or a participant in an employer- sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

•You become disabled (within the meaning of Section 72 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

•The distribution is made in connection with limited automatic redemptions as described in “Systematic withdrawal plans” (limited in any year to 10% of the value of the account in the Acquired Fund at the time the withdrawal plan is established);

•The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

o It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant’s account at the time the distribution amount is established);

o It is a required minimum distribution due to the attainment of age 70½, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

o It is rolled over to or reinvested in another fund in the Pioneer Funds mutual fund complex in the same class of shares, which will be subject to the CDSC of the shares originally held; or

o It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

•The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer- sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

o A return of excess employee deferrals or contributions;

oA qualifying hardship distribution as described in the Internal Revenue Code; o Due to retirement or termination of employment;

o From a qualified defined contribution plan and represents a participant’s directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

•The distribution is made pursuant to the Acquired Fund’s right to liquidate or involuntarily redeem shares in a shareholder’s account;

•The distribution is made to pay an account’s advisory or custodial fees; or

•The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the Acquired Funds’ statement of additional information provides more information regarding reduced sales charges and breakpoints.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary.

Investments of $500,000 or More and Certain Retirement Plans

You do not pay a sales charge when you purchase Acquired Fund Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Acquired Fund Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Rights of Accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of Intent

You can use a letter of intent to qualify for reduced sales charges in two situations:

•If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the Acquired Fund’s Class A shares during the next 13 months.

•If you include in your letter of intent the value (at the current offering price) of all of your Acquired Fund Class A shares of the Acquired Fund and Class A shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy.

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the Acquired Fund’s statement of additional information.

Acquiring Fund Class A Shares

•Acquiring Fund Class A shares have a front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under “Sales Charge Reductions and Waivers for Class A Shares.”

•A CDSC may be imposed if you sell your shares within 18 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under “CDSC Reductions for Class A and Class C Shares.”

•Acquiring Fund Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•Lower annual expenses than Class C or Class R shares.

Share Classes

When you purchase shares of the Acquiring Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class R, Class R6, and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds share classes are offered for the Acquiring Funds.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Acquiring Funds reserve the right to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Acquiring Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Acquiring Funds or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

Acquiring Fund Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under “Sales Charge Reductions and Waivers for Class A Shares.” The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”

All Acquiring Fund Class A purchases are subject to the terms described herein except for those purchases made through certain intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of each Acquiring Fund (except the Victory Pioneer Balanced Fund, Victory Pioneer Equity Premium Income Fund, Victory Pioneer Multi Asset Income Fund, Victory Pioneer Solutions Balanced Fund, Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Active Credit Fund, Victory Pioneer Floating Rate Fund, Victory Pioneer High Income Municipal Fund, Victory Pioneer High Yield Fund, Victory Pioneer Multi-Asset Ultrashort Income Fund, Victory Pioneer Securitized Income Fund, Victory Pioneer Short Term Income Fund, Victory Pioneer Strategic Income Fund and Victory Pioneer U.S. Government Money Market Fund) are listed below:

	Sales	Sales
	Charge	Charge	Concession to
	as a % of	as a % of	Dealers:
	Offering	Your	% of Offering
Your Investment in the Fund	Price	Investment	Price
Up to $49,999	5.75%	6.10%	5.00%

$50,000 up to $99,999	4.50%	4.71%	4.00%
$100,000 up to $249,999	3.50%	3.63%	3.00%

$250,000 up to $499,999	2.50%	2.56%	2.00%
	0.00%	0.00%	** %
$500,000 and above(1)

__________________________

(1)A CDSC of 0.75% may be imposed on certain redemptions of Acquiring Fund Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. There is no initial sales charge on purchases of $1 million or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Acquiring Fund Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

The current sales charge rates and breakpoint levels for Class A shares of the Victory Pioneer Balanced Fund, Victory Pioneer Equity Premium Income Fund, Victory Pioneer Multi Asset Income Fund, Victory Pioneer Solutions Balanced Fund, Victory Pioneer AMT-Free Municipal Fund, Victory Pioneer Bond Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Active Credit Fund, Victory Pioneer Floating Rate Fund, Victory Pioneer High Income Municipal Fund, Victory Pioneer High Yield Fund, Victory Pioneer Securitized Income Fund and Victory Pioneer Strategic Income Fund are listed below:

	Sales	Sales
	Charge	Charge	Concession to
	as a % of	as a % of	Dealers:
	Offering	Your	% of Offering
Your Investment in the Fund	Price	Investment	Price
Up to $99,999	2.25%	2.30%	2.00%

$100,000 up to $249,999	1.75%	1.78%	1.50%
$250,000 and above*	0.00%	0.00%	** %

__________________________

(1)A CDSC of 0.75% may be imposed on certain redemptions of Acquiring Fund Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Acquiring Fund Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Acquiring Fund Class A shares to take advantage of reduced sales charges or, in some cases, eliminate sales charges.

There are a number of ways you can reduce or eliminate your sales charges, which we describe below. In order to obtain an Acquiring Fund Class A sales charge reduction or waiver, you must provide your financial intermediary or the Acquiring Fund’s transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Acquiring Funds or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Acquiring Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. Except as described with respect to certain intermediaries, all Acquiring Fund Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Acquiring Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Acquiring Fund Class A shares in a number of ways:

•Breakpoint - Purchase a sufficient amount to reach a breakpoint (see “Calculation of Sales Charges for Class A Shares” above);

•Letter of Intent - If you anticipate purchasing $50,000 or more of Acquiring Fund Class A shares, including any purchase of other Victory Funds of any share class (except money market funds and any assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

•Right of Accumulation - Whereas a Letter allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on an Acquiring Fund Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Fund (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;

•Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Acquiring Fund Class A shares;

•Waiver - The Victory Funds will completely waive the sales charge for Acquiring Fund Class A shares in the following cases:

o Purchases of at least $250,000 for certain Funds or $1 million for others;

oPurchases by certain individuals associated with the Victory Funds or service providers (see

“Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers”);

oPurchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Acquiring Funds’ distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

oPurchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

oReinvestment of proceeds from a liquidation distribution of Acquiring Fund Class A shares held in a deferred compensation plan, agency, trust, or custody account;

oPurchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Acquiring Fund Class A shares through a broker or agent;

oPurchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);

oPurchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

oShareholders investing directly with the Acquiring Fund who do not have a third-party financial intermediary or registered representative assigned, or who invest directly in certain products sponsored by Victory Capital or its affiliates; and

oIndividuals who reinvest the proceeds of redemptions from Acquiring Fund Class R6 or Class Y within 60 days of redemption.

You should inform the Acquiring Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A CDSC of 0.75% may be imposed on certain redemptions of Acquiring Fund Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in “CDSC Reductions and Waivers for Class A and Class C Shares”. Reductions and waivers are also available through certain intermediaries. All Acquiring Fund Class A purchases are subject to the terms described herein except for those purchases made through certain intermediaries.

Acquired Fund Class C Shares for each Acquiring Fund (except the Pioneer Multi-Asset Ultrashort Income Fund and the Pioneer Short Term Income Fund)

•A 1.00% CDSC is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1.00%.

•Distribution and service fees of 1.00% of average daily net assets.

•Maximum purchase amount (per transaction) of $499,999.

•Acquired Fund Class C shares automatically convert to Acquired Fund Class A shares after 8 years.

Acquired Fund Class C Shares for the Pioneer Multi-Asset Ultrashort Income Fund and the Pioneer Short Term Income Fund

•No contingent deferred sales charge.

•Distribution and service fees of 0.50% of average daily net assets.

•Maximum purchase amount (per transaction) of $499,999.

•Class C shares automatically convert to Class A shares after 8 years.

Automatic Conversion of Acquired Class C Shares

Acquired Fund Class C shares automatically convert to Acquired Fund Class A shares after 8 years. Conversions of Acquired Fund Class C shares to Acquired Fund Class A shares occur during the month of or following the 8th anniversary of the share purchase date. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Acquired Fund Class C shares to be eligible for automatic conversion to Acquired Fund Class A shares, the Acquired Fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 8 years. Acquired Fund Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries that hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion are not eligible for automatic conversion to Acquired Fund Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Acquired Fund Class C shares to Acquired Fund Class A shares.

CDSC

If you sell your Acquired Fund Class C shares within one year of purchase, upon redemption you will pay the distributor a CDSC of 1.00% of the current market value or the original cost of the shares you are selling, whichever is less.

Information related to the payment and reduction of any CDSC for Acquired Fund Class C shares is described above under “Acquired Fund Class A Shares – CDSC.”

Acquired Fund Class C2 Shares

•A 1.00% CDSC is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1.00%.

•Distribution and service fees of 0.50% of average daily net assets.

•Maximum purchase amount (per transaction) of $499,999.

•Class C2 shares automatically convert to Class A shares after 8 years.

Automatic Conversion of Acquired Class C2 Shares

Acquired Fund Class C2 shares automatically convert to Acquired Fund Class A shares in accordance with terms described above under “Acquired Fund Class C Shares – Automatic Conversion of Acquired Fund Class C Shares.”

Information related to the payment and reduction of any CDSC for Acquired Fund Class C2 shares is described above under “Acquired Fund Class A Shares – CDSC.”

Acquiring Fund Class C Shares

•Acquiring Fund Class C shares have no front-end sales charge. All your money goes to work for you right away.

•A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.

•Acquiring Fund Class C shares also pay ongoing distribution and/or service (12b-1) fees.

•Higher annual expenses than all other classes of shares.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Acquiring Fund Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Acquiring Fund Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Acquiring Fund Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Acquiring Fund Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Acquiring Fund Class A and Class C shares in the following circumstances:

•To the extent that the shares redeemed:

oare no longer subject to the holding period for such shares;

oresulted from reinvestment of distributions; or

owere exchanged for shares of another Victory Fund as allowed by the Acquiring Fund’s prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•Following the death or post-purchase disability of:

oa registered shareholder on an account; or

oa settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:

orequired minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

otax free returns of excess contributions or returns of excess deferral amounts; o distributions on the death or disability of the account holder;

o distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or o distributions as a result of separation of service; or

odistribution that is rolled over to or reinvested in another Victory Fund in the same class of shares, which will be subject to the CDSC of the shares originally held.

•Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•Distributions made pursuant to the Fund’s right to liquidate or involuntarily redeem share in a shareholder’s account;

•Distributions made to pay an account’s advisory or custodial fees;

•In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Class C Share Conversion

Acquiring Fund Class C shares will convert automatically to Acquiring Fund Class A shares in the month following the eight-year anniversary date of the purchase of the Acquiring Fund Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee, or other charge.

You may be able to voluntarily convert your Acquiring Fund Class C shares before the stated anniversary to a different share class of the same Acquiring Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Acquiring Fund Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Acquiring Fund, an Investment Professional or other intermediary by the close of trading as described in the section titled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Acquiring Fund’s share classes involved in the exchange next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs.

Acquired Fund Class K Shares

•No initial sales charge or CDSC. However, if you invest in Acquired Fund Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•Initial investments by discretionary accounts and direct investors are subject to a $5 million investment minimum, which may be waived in some circumstances.

•There is no investment minimum for other eligible investors.

Eligibility

Acquired Fund Class K shares are available to certain discretionary accounts at Amundi US or its affiliates, certain direct investors, other funds in the Pioneer Funds mutual fund complex, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Direct investors may be individuals, institutions, trusts, foundations and other institutional investors.

Acquired Fund Class K shares are also available to certain mutual fund programs.

Acquiring Fund Class R6 Shares

•Acquiring Fund Class R6 shares have no front-end sales charge or CDSC. All your money goes to work for you right away.

•Acquiring Fund Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.

•Class R6 shares are only available to certain investors.

•Typically lower annual expenses than all other classes of shares.

Eligibility

Acquiring Fund Class R6 share may only be purchased by:

•Registered investment companies;

•Retirement plans, including Section 401 and 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non- qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•Endowments and foundations; or

•Investors who purchase through Advisory Programs with an approved financial intermediary.

Acquired Fund Class R Shares

•No initial sales charge or CDSC.

•Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.

•Generally, available only through certain tax-deferred retirement plans and related accounts.

Eligibility

Acquired Fund Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Acquired Fund Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options and to individual 401(k) plans. Acquired Fund Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR- SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Acquiring Fund Class R Shares

•Acquiring Fund Class R shares have no front-end sales charge or CDSC. All your money goes to work for you right away.

•Acquiring Fund Class R shares pay any ongoing distribution and/or service (12b-1) fees.

•Acquiring Fund Class R shares are only available to certain investors.

•Higher annual expenses than all classes except Acquiring Fund Class C shares.

Eligibility

Acquiring Fund Class R shares may only be purchased by:

•Retirement plans, including Section 401 and 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; or

•Investors who purchase through Advisory Programs with an approved financial intermediary.

Acquired Fund Class Y Shares

•No initial sales charge or CDSC. However, if you invest in Acquired Fund Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Acquiring Fund Class Y Shares

•Acquiring Fund Class Y shares have no front-end sales charge or CDSC. All your money goes to work for you right away.

•Acquiring Fund Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

•Acquiring Fund Class Y shares are only available to certain investors.

•Acquiring Fund Typically lower annual expenses than Acquiring Fund Classes A, C, and R shares.

Eligibility

Acquiring Fund Class Y shares may only be purchased by:

•Institutional and individual retail investors with a minimum investment in Acquiring Fund Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

•Clients of state-registered or federally registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by an Acquiring Fund, who invest at least $2,500;

•Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Acquiring Fund Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;

•Pension, profit sharing, employee benefit and other similar plans and trusts that invest in an Acquiring Fund;

•Investors who purchase through Advisory Programs with an approved financial intermediary; registered investment companies; investment advisory clients of Victory Capital; or investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

The Acquiring Funds may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of Victory Capital or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Acquiring Fund Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of Victory Capital and organizations that provide services to Victory Portfolios IV.

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart shows the material terms of each Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Trust Instrument and By-Laws of each Acquiring Fund.

Policy	Acquired Funds
Governing	The Acquired Trust is a Delaware statutory
law/organizational	trust governed by the Delaware Statutory
documents	Trust Act. The Acquired Trust is governed by
the Trust’s Certificate of Trust, the
Agreement and Declaration of Trust, and the
By-Laws.
Capital structure	The Agreement and Declaration of Trust
provides that the beneficial interest in the
trust is divided into such separate series and
classes as the trustees shall establish and
create from time to time; the number of
shares of any series and class is unlimited;
and the trustees have full power and authority
to determine the rights and preferences of the
shares.
Shareholder	Shareholders of the trust are protected from
Liability	liability under Delaware statutory law, which
provides that shareholders of a Delaware
statutory trust have the same limitation of
personal liability as is extended to
shareholders of a private corporation for
profit incorporated in the state of Delaware.
In addition, any shareholder or former
shareholder exposed to liability by reason of
his or her being or having been a shareholder
and not because of his acts or omissions or
for some other reason, the shareholder or
former shareholder (or his or her heirs,
executors, administrators or other legal
representatives or in the case of a corporation
or other entity, its corporate or other general
successor) shall be entitled out of the assets
of the trust or, if the trust has more than one
series, the applicable series, to be held
harmless from and indemnified against all
loss and expense arising from such liability;
provided, however, there shall be no liability
or obligation of the trust or any series arising
hereunder to reimburse any shareholder for
taxes paid by reason of such shareholder’s
ownership of any shares or for losses
suffered by reason of any changes in value of
any trust assets.

Acquiring Funds

The Acquiring Trust is a Delaware statutory trust governed by the Delaware Statutory Trust Act. The Acquiring Trust is governed by the Trust’s Certificate of Trust, the Trust Instrument, and the By-Laws.

The Trust Instrument provides that the beneficial interest in the trust is divided into such separate series and classes as the trustees shall establish and create from time to time; the number of shares of any series and class is unlimited; and the trustees have full power and authority to determine the rights and preferences of the shares.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such claim or demand.

Shareholder	As determined by the trustees without the	As determined by the trustees without the

Policy	Acquired Funds
Voting Rights	vote or consent of shareholders, on any
matter submitted to a vote of shareholders
either (i) each whole share shall be entitled to
one vote as to any matter on which it is
entitled to vote and each fractional share
shall be entitled to a proportionate fractional
vote, or (ii) each whole share or fractional
share outstanding on the record date shall
entitle the holder thereof to a number of votes
as to any matter on which the shareholder is
entitled to vote equal to the net asset value of
the share or fractional share in United States
dollars determined at the close of business on
the record date.

Acquiring Funds

vote or consent of shareholders (except as required by the 1940 Act), either (i) each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust; and (ii) with respect to such additional matters relating to the trust as may be required by law or as the trustees may consider and determine necessary or desirable.

There shall be no cumulative voting in the election of trustees or on any other matter submitted to a vote of the shareholders.

On any matter submitted to a vote of the shareholders of the trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii)

The shareholders have the power to vote (i) for the election or removal of trustees, (ii) with respect to any investment advisory contract as required under the 1940 Act, or other law, contract or order applicable to the trust, (iii) with respect to an amendment of the Trust Instrument as may be required by law or by the trust’s registration statement filed with the SEC and on any amendment submitted to them, and (iv) with respect to such additional matters relating to the trust as may be required by federal law, including the 1940 Act, by the Trust Instrument, or by any registration of the trust with the SEC or any state, or as the trustees may consider desirable. Notwithstanding the foregoing, the trustees may take action without a shareholder vote if (i) the trustees have obtained an opinion of counsel that a vote or approval of such action by shareholders is not required under the 1940 Act or any other applicable federal laws, or any registrations, undertakings, or agreements of the trust known to such counsel, and if the trustees determine that the taking of such action without a shareholder vote would be consistent with the best interests of the shareholders (considered as a group).

There is no cumulative voting in the election of trustees.

On any matter submitted to a vote of shareholders, all shares will be voted separately by individual series, and whenever the trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares shall be

Policy	Acquired Funds
when the trustees have determined that the
matter affects only the interests of
shareholders of one or more series or classes,
only shareholders of such one or more series
or classes shall be entitled to vote thereon.
Shareholder	The Bylaws indicate that there shall be no
Meetings	annual shareholder meetings except as
required by law.
Shareholder meetings may be called by the
trustees, the chair, or the president and shall
be called by the secretary upon the order of
the trustees upon the written request of
shareholders owning at least one third of the
shares of the trust entitled to vote.
Shareholder	The holders of outstanding shares entitled to
Quorum	vote and present in person or by proxy
representing thirty percent (30%) of the
voting power of the trust shall constitute a
quorum at any meeting of the shareholders,
except that where pursuant to any provision
of law, the Declaration of Trust or the By-
Laws a vote shall be taken by individual
series or class then outstanding shares entitled
to vote and present in person or by proxy
representing thirty percent (30%) of the
voting power of that series or class shall be
necessary to constitute a quorum for the
transaction of business by that series or class.
Any meeting of shareholders may, by action
of the person presiding thereat, be adjourned
with respect to one or more matters to be
E-3

Acquiring Funds

voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the trustees in their discretion may determine). The trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.

The Trust Instrument and By-Laws do not address annual shareholder meetings.

Except as required by federal law including the 1940 Act, shareholders shall not be entitled to call, or to have the secretary call, special meetings of the shareholders or to provide shareholders seeking the opportunity of furnishing the materials to other shareholders with a view to obtaining signatures on a request for a meeting. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined votes of all shares of each series or class, or of the Trust, as applicable, entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting with respect to such series or class or with respect to the entire Trust, respectively.

Any Shareholders’ meeting may be adjourned by the chairman of the meeting one or more times for any reason, including

Policy	Acquired Funds
considered at such meeting, if a quorum is not
present with respect to such matter; any
meeting of shareholders may, by motion of
the person presiding thereat, be adjourned
with respect to one or more matters to be
considered at such meeting, even if a quorum
is present with respect to such matters, when
such adjournment is approved by the vote of
holders of shares representing a majority of
the voting power of the shares present and
entitled to vote with respect to the matter or
matters adjourned.
The shareholders shall take action by the
affirmative vote of the holders of shares
entitled to vote and representing a majority of
votes cast at a meeting of shareholders at
which a quorum is present, except in the case
of the election of trustees which shall only
require a plurality and except as may be
otherwise required by applicable law or any
provision of the Declaration of Trust or the
Bylaws.
Shareholder	Any action required or permitted to be taken
Consent	at a meeting of the shareholders may be
taken, if so directed by the trustees, without a
meeting by written action executed by
shareholders, as of a record date specified in
accordance with the Bylaws, holding not less
than the minimum voting power that would
have been necessary to take the action at a
meeting, assuming that the shareholders
holding all of the outstanding shares entitled
to vote on that action were present and voting
at that meeting.

Acquiring Funds

the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. A shareholders’ meeting may be adjourned by the chairman of the meeting as to one or more proposals regardless of whether action has been taken on other matters.

At all meetings of the shareholders, a quorum being present, the trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy; provided, that if the Trust Instrument, the Bylaws or applicable federal law permits or requires that Shares be voted on any matter by individual series or class, then a majority of the votes cast by the shareholders of that series or class present in person or by proxy shall decide that matter insofar as that series or class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision shall control the decision of such matter.

Any action taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of shareholders of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Policy	Acquired Funds
Notice to	Notice of all meetings of shareholders, stating
Shareholders of	the purposes of the meeting and the time and
Record Date	place thereof, shall be given by the secretary
or the trustees in accordance with the Bylaws
at least seven days and not more than 120
days before the date for the meeting set forth
in such notice, to each shareholder of record
of the applicable series or class on the record
date.

Acquiring Funds

Written notice of any meeting of shareholders shall be (i) given either by hand delivery, telephone, overnight courier, facsimile, electronic mail or any other electronic means or by mail, postage prepaid,

(ii)given or addressed to the shareholder at the phone number, address, facsimile number, e-mail address or other contact information of that Shareholder appearing on the books of the Trust or its transfer agent or

(iii)given through a press release or other broadly disseminated means of communication, subject to any applicable requirements of federal law and the laws of the State of Delaware not less than ten (10) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) before the date of the meeting, to each Shareholder entitled to vote at such meeting.

The trustees may from time to time fix a time, or may authorize the officers to fix a time, which shall be not more than 120 days before the date set for any meeting of shareholders (without regard to any adjournments or postponements thereof) as the record date for determining the shareholders of the trust or such series or class having the right to notice of and to vote at such meeting and any adjournment or postponements thereof notwithstanding any transfer of shares on the books of the Trust after the record date.

The trustees may fix in advance a date, not exceeding 90 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.

Shareholder	Shares may be voted in person or by proxy.
Proxies	When any share is held jointly by several

persons, any one of them may vote at any
meeting in person or by proxy in respect of
such share, but if more than one of them shall
be present at such meeting in person or by
proxy and such joint owners or their proxies
so present disagree as to any vote to be cast,
such vote shall not be received in respect of
such share, but shall be counted as present at
the meeting for all other purposes. A proxy
purporting to be executed by or on behalf of a
shareholder shall be deemed valid unless
challenged at or prior to its exercise, and the
burden of proving invalidity shall rest on the
challenger.
Trustee Power to	The trustees may by vote of a majority of the
Amend	trustees then in office amend or otherwise
E-5

Shares may be voted in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them in which case such proxy shall not be valid and no vote shall be received in respect of such Shares unless all persons holding such Shares shall agree on their manner of voting. A proxy purporting to be exercised or executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity rests on the challenger.

The trustees may, without shareholder vote, amend or otherwise supplement the Trust

Policy	Acquired Funds
Organizational	supplement the Declaration of Trust by
Document	making an amendment, a Declaration of Trust
supplement or an amended and restated
Declaration of Trust, provided, however, that
an amendment to any provision of the
Trustees Article in the Declaration of Trust
shall require the vote of two-thirds (2/3) of
the trustees then in office.

Acquiring Funds

Instrument by making an amendment, a Trust Instrument supplement, or an amended and restated trust instrument; provided that shareholders shall have the right to vote (a) on any amendment as may be required by federal law including the 1940 Act, but only to the extent so required, or by the trust’s registration statement filed with the SEC and

(b)on any amendment submitted to them by the trustees.

Termination of The trust or any series of the trust may be

Trustterminated at any time by the trustees for any reason they deem appropriate, with notice to the shareholders of the trust or such series as the case may be.

The trustees may dissolve, liquidate and terminate the trust, any series or class at any time without shareholder approval.

Merger or	Subject to applicable law, the trust may
Consolidation	merge or consolidate with or into one or more
statutory trusts or other business entities or
series or classes thereof formed or organized
or existing under the laws of Delaware or any
other state or the United States or any foreign
country or other foreign jurisdiction by the
affirmative vote of two-thirds (2/3) of the
trustees. Pursuant to and in accordance with
section 3815(f) of the Delaware Act, and
notwithstanding anything to the contrary
contained in the Declaration of Trust, an
agreement of merger or consolidation so
approved by the Trustees in accordance with
the Declaration of Trust may (a) effect any
amendment to the governing instrument of
the trust; or (b) effect the adoption of a new
governing instrument of the trust if it is the
surviving or resulting trust in the merger or
consolidation.
The Agreement and Declaration of Trust
provides that the trustees may authorize the
trust or any series or class to sell or otherwise
dispose of all or substantially all of its assets
to any one or more trusts or other entities
upon such terms and conditions as may be
authorized by a majority of the trustees.

The trustees may, subject to a vote of a majority of the trustees and any shareholder vote required under the 1940 Act, if any, cause the trust to merge or consolidate with or into one or more trusts, partnerships, associations, limited liability companies, or corporations formed, organized or existing under the laws of a state, commonwealth, possession, or colony of the United States.

The Trust Instrument provides that a majority of the trustees, subject to any shareholder, trustee and regulatory approvals required under applicable law, including the 1940 Act, may sell or convey all or substantially all of the assets of the trust or any series or class to another trust or entity that is an open-end management investment company for adequate consideration, or may sell or convert into money all of the assets of the trust or any series.

Vote Required for Except as may be otherwise required by

Election of	applicable law or any provision of the
Trustees	Declaration of Trust or the Bylaws, the
election of trustees which shall require a
plurality.
Removal of	Trustees may be removed from office only (i)
Trustees	by action of at least two-thirds (2/3) of the
voting power of the outstanding shares, or (ii)
E-6

Except as may be otherwise required by the Trust Instrument, the Bylaws or applicable federal law, the trustees shall be elected by a vote of a plurality.

Trustees may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding

Policy	Acquired Funds
by the action of a majority of the remaining
trustees.

Acquiring Funds

shares of the trust. Any trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of trustees prior to such removal.

Trustee	The trustees may by resolution appoint
Committees	committees consisting of one or more, but
less than the whole number of, trustees then
in office and such other members as the
trustees shall approve, which committees may
be empowered to act for and bind the trustees
and the trust, as if the acts of such committees
were the acts of all the trustees then in office.
Extent of Trustee	The Agreement and Declaration of Trust
Duties	provides that no trustee shall owe any duty to
any person other than to the trust, and that the
Agreement and Declaration of Trust
eliminates any such duty to the extent such
duty may be eliminated. The Agreement and
Declaration of Trust is silent as to
the fiduciary duties of the trustees, Per
Section 3806(l) of the Delaware
Statutory Trust Act, except to the extent
otherwise provided in the governing
instrument, trustees of a statutory trust
that is registered as an investment
company shall have the same fiduciary
duties as directors of private
Corporations under Delaware General
Corporation Law.

The trustees may establish one or more committees to delegate any of the powers of the trustees to said committees and to adopt a committee charter providing for such responsibilities, membership, and any other characteristics of said committees as the trustees may deem proper.

The Trust Instrument provides that except as required by applicable federal law, including the 1940 Act, no trustee shall owe any fiduciary duty to the trust or any shareholder. The Trust Instrument provides that the trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interest of the trust. The Trust Instrument provides that these provisions restrict or eliminate other duties and liabilities of the trustees and replace them with the duties and liabilities specifically set forth in the Trust Instrument.

Trustee Liability No person who is or has been a trustee shall be subject to any personal liability whatsoever to any person, other than the trust or any series, in connection with the affairs of the trust; and all persons shall look solely to the trust property or property of a series for satisfaction of claims of any nature arising in connection with the affairs of the trust or such series. No person who is or has been a trustee shall be liable to the trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Without limiting the foregoing limitations of liability contained immediately above, a trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser,

The trustees shall not, when acting in such capacity, be personally liable to any person other than the trust or the shareholders for any act, omission, or obligation of the trust, any trustee or any officer of the trust. The trustees shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee of the trust, provided that nothing contained herein or in the Delaware Statutory Trust Act (“Delaware Act”) shall protect any trustee of the trust against any liability to the trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee of the trust.

Policy	Acquired Funds
sub-adviser, principal underwriter, custodian
or other agent of the trust, nor shall any
trustee be responsible or liable for the act or
omission of any other trustee (or for the
failure to compel in any way any former or
acting trustee to redress any breach of trust),
except in the case of such trustee’s own
willful misfeasance, bad faith, gross
negligence or reckless disregard of the duties
involved in the conduct of his or her office.
Every note, bond, contract, instrument,
certificate, share or undertaking and every
other act or thing whatsoever executed or
done by or on behalf of the trust or the
trustees or any of them in connection with the
trust shall be conclusively deemed to have
been executed or done only in or with respect
to their or his capacity as trustees or trustee
and neither such trustees or trustee nor the
shareholders shall be personally liable
thereon. All persons extending credit to,
contracting with or having any claim against
the trust or a series shall look only to the
assets of the trust property or the trust
property of such series for payment under
such credit, contract or claim; and neither the
trustees, nor any of the trust’s officers,
employees or agents, whether past, present or
future, shall be personally liable therefor.

The Agreement and Declaration of Trust provides that the appointment, designation or identification of a trustee as the chair of the board, a member or chair of any board committee, an expert on any topic or in any

Acquiring Funds

Except as required by applicable federal law, including the 1940 Act, no trustee shall owe any fiduciary duty (whether arising at law or in equity) to the trust or any series or class or any shareholder. Unless another standard is specified in the Trust Instrument, in conducting the business of the trust, each series and each class, and in exercising their rights and powers hereunder, the trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the trust (or such series or class, as applicable). Unless otherwise expressly provided herein or required by applicable federal law, including the 1940 Act, the trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the trustees otherwise existing at law or in equity, are agreed by the trust, each series, each class, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into this Trust Instrument against the trustees.

The appointment, designation or identification (including in any proxy or registration statement or other document) of a trustee as chair of the trustees, a member or chair of a committee of the Trustees, an

Policy	Acquired Funds
area (including an audit committee financial
expert), or as having experience, attributes or
skills in any area, shall not impose on that
person any standard of care or liability that is
greater than that imposed on the trustee in the
absence of the appointment, designation or
identification, and no trustee who has special
attributes, skills or experience, or is
appointed, identified or designated as
aforesaid, shall be held to a higher standard of
care by virtue thereof.
Trustee	Every person who is, or has been, a trustee of
Indemnification	the trust shall be indemnified by the trust or
the applicable series to the fullest extent
permitted by law against liability and against
all expenses reasonably incurred or paid by
him in connection with any claim, action, suit
or proceeding in which he becomes involved
as a party or otherwise by virtue of his being
or having been a trustee and against amounts
paid or incurred by him in settlement thereof.
However, no indemnification shall be
provided to a trustee to the extent such
indemnification is prohibited by applicable
federal law.
Dividends	The trustees may from time to time declare
and authorize the payment of, or may
prescribe and set forth in a duly adopted vote
or votes of the trustees, the bases and time or
frequency, which may be monthly or
otherwise, for the declaration and payment of,
such dividends and distributions on shares of
a particular series or class thereof as they may
deem necessary or desirable, after providing
for actual and accrued expenses and liabilities
(including such reserves as the Trustees may
establish) determined in accordance with
good accounting practices. Such distributions
may be paid in cash and/or in securities or
E-9

Acquiring Funds

expert on any topic or in any area (including an audit committee financial expert), or the lead independent trustee, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a trustee in the absence of the appointment, designation or identification, and no trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses.

Every person who is, or has been, a trustee of the trust or is or was serving at the request of the Trust as a trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee and against amounts paid or incurred by him or her in the settlement thereof.

No indemnification shall be provided hereunder to a trustee to the extent that such indemnification is prohibited by applicable federal law.

The trustees may from time to time declare and pay dividends or other distributions with respect to any series and/or class of a series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other trust property shall be wholly in the discretion of the trustees. Without limiting the generality of the foregoing, but subject to applicable federal law, including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the trustees (or by any officer

Policy	Acquired Funds
other property, and the composition of any
such distribution shall be determined by the
trustees and may be different among
shareholders (including differences among
shareholders in the same series or class).
Capitalization	The beneficial interest in the trust shall be
divided into an unlimited number of shares.
The Declaration of Trust and Bylaws do not
address the par value of shares.
Number of	The Declaration of Trust and Bylaws do not
Trustees and	address the minimum number of trustees
Vacancies	required or a maximum allowed. However,
the trustees may from time to time establish
the number of trustees by a majority vote or
consent of the trustees as may then be in
office.
The death, resignation, retirement, removal,
or incapacity of one or more of the trustees,
or all of them, shall not operate to annul the
trust or to revoke any existing agency created
pursuant to the terms of the Declaration of
Trust. Whenever a vacancy in the number of
trustees shall occur, until such vacancy is
filled as provided in the Declaration of Trust,
or the number of trustees as fixed is reduced,
the trustees in office, regardless of their
number, shall have all the powers granted to
the trustees, and during the period during
which any such vacancy shall occur, only the
trustees then in office shall be counted for the
purposes of the existence of a quorum or any
action to be taken by such trustees. Any
trustee vacancy may be filled by the
affirmative vote or consent of a majority of
the trustees then in office, except as
prohibited by the 1940 Act, or, if for any
reason there are no trustees then in office,
vacancies may be filled by the officers of the
Trust, or may be filled in any other manner
permitted by the 1940 Act.
Inspection of	The original or a copy of the Declaration of
Books and	Trust and of each amendment and/or
Records	restatement hereto shall be kept in the office
of the trust where it may be inspected by any
shareholder.
The Agreement and Declaration of Trust
provides that as provided in Section 3819 of
the Delaware Statutory Trust Act,
shareholders shall only have such rights to
E-10

Acquiring Funds

of the Trust or any other person or persons to whom such authority has been delegated by the trustees) and may be different among shareholders including differences among shareholders of the same series or class.

The beneficial interest in the trust shall be divided into an unlimited number of shares. Each share shall have a par value of $0.001.

The number of trustees shall be at least two (2), and thereafter shall be fixed from time to time by a majority of the trustees.

In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity, or inability to serve, or if there is an increase in the number of trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other trustees shall have all the powers granted by the Trust Instrument and the certificate of the other Trustees of such vacancy shall be conclusive. In case of a vacancy, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, to the extent consistent with the limitations provided under the 1940 Act. An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in the number of trustees.

The original or a copy of the Trust Instrument and of each amendment thereto is kept at the office of the Trust where it may be inspected by any shareholder.

Policy	Acquired Funds
inspect trust records as may be granted from
time to time by the trustees, and subject to
such reasonable standards (including
standards governing what documents and
information are to be furnished and at what
time and at whose expense) as the trustees
may establish from time to time.
Involuntary	Subject to the provisions of the 1940 Act, the
Redemption of	trust may redeem some or all of the shares of
Accounts	the trust or one or more series or classes held
by any shareholder for any reason and under
terms set by the trustees, including by way of
illustration, for the following reasons: (i) the
value of such shares held by such shareholder
being less than the minimum amount
established from time to time by the trustees;
(ii) the determination that direct or indirect
ownership of shares by any person has
become concentrated in such shareholder to
any extent that would disqualify that series as
a regulated investment company under the
Internal Revenue Code of 1986, as amended;
(iii) the failure of a shareholder to supply a
tax identification or other identification or if
the trust is unable to verify a shareholder’s
identity; (iv) the failure of a shareholder to
pay when due for the purchase of shares
issued to such shareholder; (v) the failure of a
shareholder to meet or maintain the
qualifications for ownership of a particular
class or series of shares; (vi) the payment of
account fees or other charges, expenses
and/or fees as set by the trustees, including
without limitation any small account fees
permitted by the Declaration of Trust; (vii)
the determination that ownership of shares by
a particular shareholder is not in the best
interests of the remaining shareholders of the
trust or applicable series or class; (viii) the
failure of a holder of shares or other securities
of the trust to comply with a demand for the
disclosure of shareholder holdings pursuant to
the Declaration of Trust; (ix) in connection
with the termination of any series or class of
shares; or (x) when the trust is requested or
compelled to do so by governmental authority
or applicable law.

Acquiring Funds

The trustees may require shareholders to redeem shares for any reason under terms set by the trustees, including, but not limited to,

(i)the determination of the trustees that direct or indirect ownership of shares of any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required,

(iii)the failure of a shareholder to make payment when due for the purchase of shares issued to him, (iv) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes thereof, as applicable, or (v) notwithstanding anything to the contrary contained in the Trust Instrument, the trustees may, without shareholder approval (unless required by the 1940 Act), engage in a dissolution or termination transaction that could be undertaken pursuant to the Trust Instrument but for the fact that one or more assets of the Trust or a series or class thereof is prohibited by applicable law, rule or regulation from being sold, conveyed or transferred and, in that situation, (i) the Trust or any series or class may sell and convey the other assets of the Trust or any affected series or classes to another trust, partnership, association, corporation, limited liability company or other business entity, or to separate series or classes of shares thereof, organized under the laws of any state which trust, partnership, association, corporation, limited liability company or other business entity is an open-end management investment company as defined in the 1940 Act, or is a series or class thereof, for adequate consideration which may include the assumption of obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected series or classes, and

Policy	Acquired Funds

Derivative Actions Subject to the Delaware Act, no shareholder may bring a derivative or similar action or proceeding in the right of the trust or any series to recover a judgment in its favor (a “derivative action”) unless certain conditions provided in the Declaration of Trust are met, including that prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the trustees requesting that the trustees cause the trust to file the action itself on behalf of the affected series or class (as provided in the Declaration of Trust) and shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series or class must join in initiating the derivative action. Those trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such trustees will consider, with the assistance of counsel who may be retained by such trustees on behalf and at the expense of the trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable. The Agreement and Declaration of Trust generally gives the trustees 90 calendar days from receipt of the demand to consider the merits of the claim and determine what to do. The trust or the affected series shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action in any circumstances only if required by law. Neither the trust nor the affected series shall be obligated to pay any attorneys’ fees so incurred by a shareholder other than fees that

Acquiring Funds

which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association, corporation, limited liability company or other business entity or of series or classes thereof (“share consideration”), (ii) the Trust, series or classes may redeem the all of the shares of the shareholders of the Trust or such Series or Classes in accordance with the Trust Instrument, and the payment for such redemption may be in the form of share consideration, and (iii) the Trust Instrument may be amended and/or restated to permit and reflect such transaction, in each case all without shareholder approval (unless required by the 1940 Act).

Subject to applicable law, shareholders of the Trust or any series or class may not bring a derivative action to enforce the right of the Trust or an affected series or class, as applicable, unless certain conditions provided in the Trust Instrument are met, including that prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected series or class, as applicable, to file the action itself and no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected series or class, as applicable, must join in bringing the derivative action (provided, that this 10% requirement shall not apply to derivative claims brought under federal securities law). Demands for derivative action submitted in accordance with the Trust Instrument will be considered by those trustees who are not deemed to be Interested Persons of the Trust. Within 90 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be Interested Persons of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable.

Policy	Acquired Funds
are reasonable and that do not exceed an
amount calculated using reasonable hourly
rates. The Agreement and Declaration of
Trust provides that if the trustees reject a
shareholder demand, the shareholder will be
responsible for the trust’s costs incurred in
considering the demand if a court determines
that the demand was made without reasonable
cause or for an improper purpose. The
Agreement and Declaration of Trust provides
that any shareholder that brings a direct or
derivative claim in contravention of the
provisions of the declaration shall reimburse
the trust for its costs and expenses incurred in
connection with the claim if the claim is
dismissed for failure to comply the
declaration.

Acquiring Funds

EXHIBIT F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of a class of each Acquired Fund, as of January 15, 2025:

Pioneer AMT-Free Municipal Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	2,243,278.910	7.0774
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
Charles Schwab & Co Inc	Class A	1,719,567.779	5.4252
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Wells Fargo Clearing Services LLC	Class A	2,394,468.558	7.5544
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	210,520.287	25.5781
2801 Market St
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC	Class A	2,014,238.332	6.3548
For The Exclusive Bene Of Its Cust	Class C	95,069.186	11.5509
1 New York Plz Fl 12
New York NY 10004-1932
MLPF&S	Class A	2,234,698.636	7.0504
For The Sole Benefit Of	Class C	77,874.812	9.4618
Its Customers	Class Y	13,580,891.974	62.2822
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
National Financial Services LLC	Class C	73,357.044	8.9129
For Exclusive Benefit	Class Y	1,896,796.669	8.665
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	62,314.729	7.5712
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class C	75,878.526	9.2192
--Omnibus Customer Account--	Class Y	1,141,050.231	5.2329
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Raymond James	Class C	52,967.648	6.4356
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Pioneer Balanced ESG Fund
F-1
		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co
For The Benefit Of Customers	Class A	1,807,556.180	7.4655
12555 Manchester Rd

Saint Louis MO 63131-3710
Pershing LLC
1 Pershing Plz	Class A	1,284,355.585	5.3046
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class A	3,479,656.786	14.3716
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	756,525.698	26.5371
2801 Market St
	Class Y	608,287.516	10.3464
Saint Louis MO 63103-2523

Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class A	1,516,021.310	6.2614
ATTN Mutual Funds
	Class C	346,641.446	12.1593
211 Main Street

San Francisco CA 94105-1905
Raymond James
Omnibus for Mutual Funds	Class A	1,266,050.750	5.229
Attn: Courtney Waller	Class C	252,649.215	8.8623
880 Carillon Pkwy	Class Y	427,507.770	7.2715
St. Petersburg, FL 33716
LPL Financial
--Omnibus Customer Account--	Class C	178,268.975	6.2532
Attn: Mutual Fund Trading
	Class Y	422,435.392	7.1853
4707 Executive Dr

San Diego CA 92121-3091
Pioneer ESG Balanced Trust Fund
1100 N Market St	Class K	1,127,028.551	30.5147
Attn Dara Sanderlin

Wilmington DE 19890-1100
Pioneer Solutions-Balanced Fund
60 State Street	Class K	1,687,300.373	45.6842
Boston MA 02109
Ascensus Trust Company FBO
Dayla London Real Estate Uni-K Plan
614840	Class R	25,605.790	5.2787
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO
Heart Of Worcester Management Indiv
524093	Class R	25,594.429	5.2763
P O Box 10758
Fargo ND 58106-0758
Voya Institutional Trust Company
Trustee Agreement And Aetna 403(B)
(7) Custodial Act 3-26-97 Trustee	Class R	114,371.885	23.5779
For Thomas J Botticelli Dtd 4-22-96

Po Box 990065
Hartford, CT 06199-0065
State Street Bank And Trust As Trustee And/Or Custodian FBO
ADP Access Product	Class R	33,960.801	7.0011
1 Lincoln St

Boston MA 02111-2901
F-2
		Number of	% of
Record Holder	Class	Shares	Class
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	70,359.258	14.5046
West Des Moines IA 50266
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class Y	1,091,453.524	18.5647
499 Washington Blvd

ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	669,160.195	11.3818
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement
Plans
Omnibus	Class Y	338,551.945	5.7585
ATTN NPIO Trade Desk

711 High Street
Des Moines, IA 50392-0001
Empower Trust FBO
Employee Benefits Clients 401k	Class Y	322,340.139	5.4827
8515 E Orchard Rd 2t2

Greenwood Village CO 80111
Pioneer Bond Fund
		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co
For The Benefit Of Customers	Class A	3,714,233.548	6.511
12555 Manchester Rd	Class K	48,752,273.153	24.4597
Saint Louis MO 63131-3710
MLPF&S For The Sole Benefit Of
Its Customers	Class A	9,234,858.741	16.1885
Mutual Fund Administration	Class K	23,809,375.015	11.945
4800 Deer Lake Drive East 2nd Floor	Class Y	22,153,817.445	6.9932
Jacksonville FL 32246-6484
State Street Bank And Trust As Trustee And/Or Custodian FBO
ADP Access Product	Class A	3,113,348.730	5.4576
1 Lincoln St	Class R	1,481,235.752	7.612
Boston MA 02111-2901
LPL Financial
--Omnibus Customer Account--
Attn: Mutual Fund Trading	Class C	105,776.901	5.0405
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	379,559.271	18.0868
2801 Market St

Saint Louis MO 63103-2523
Raymond James	Class C	169,229.279	8.0641
Omnibus for Mutual Funds

F-3
		Number of	% of
Record Holder	Class	Shares	Class
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class C	519,513.303	24.7559
1 New York Plz Fl 12	Class Y	31,711,348.637	10.0102
New York NY 10004-1932
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement
Plans
Omnibus	Class K	10,499,225.125	5.2676
ATTN NPIO Trade Desk

711 High Street
Des Moines, IA 50392-0001
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class K	30,451,487.082	15.278
499 Washington Blvd	Class Y	53,692,117.953	16.9489
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	16,638,926.940	85.5067
West Des Moines IA 50266
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	28,003,651.980	8.8398
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept	Class Y	23,695,717.381	7.48
211 Main St
San Francisco CA 94105-1905
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class Y	20,821,251.533	6.5726
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Pioneer CAT Bond Fund
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	39,129.900	31.4076
1 Pershing Plz	Class Y	6,540,303.196	12.9243
Jersey City NJ 07399-0001
LPL Financial	Class A	46,702.940	37.486
--Omnibus Customer Account--	Class Y	10,069,992.616	19.8993
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class A	19,545.914	15.6885
FBO #41999970	Class Y	5,135,304.863	10.1479
	F-4
		Number of	% of
Record Holder	Class	Shares	Class
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Vanguard Brokerage Services	Class A	11,588.068	9.3011
A/C 1111-1111
100 Vanguard Blvd
Malvern PA 19355
BNYM I S Trust Co Cust IRA FBO	Class A	7,191.579	5.7723
Pamela Sue Robinson
1814 Yosemite Way
Longview Tx 75605
National Financial Services LLC	Class K	1,447,874.743	26.9954
For Exclusive Benefit	Class Y	13,182,769.229	26.0504
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Northern Trust As Custodian	Class K	1,811,586.493	33.7768
FBO Wilmington Trust
Po Box 92956
Chicago, IL
Pioneer Solutions-Balanced Fund	Class K	1,957,455.753	36.4965
60 State Street
Boston MA 02109
Charles Schwab & Co Inc	Class Y	13,028,832.123	25.7462
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pioneer Core Equity Fund
		Number of	% of
Record Holder	Class	Shares	Class
BNY Mellon Distributors Inc	Class A	22,674,598.371	27.8399
Primerica Financial Services
760 Moore Rd
Kng Of Prussa PA 19406-1212
National Financial Services LLC	Class C	17,315.180	5.8358
For Exclusive Benefit	Class Y	196,939.256	12.6304
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	17,512.198	5.9022
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	87,837.278	5.6333
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class C	17,270.796	5.8208
Omnibus for Mutual Funds	Class Y	210,842.637	13.5221
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
F-5
		Number of	% of
Record Holder	Class	Shares	Class
Ascensus Trust Company FBO	Class C	23,385.188	7.8815
AFO Consultants 613031
P O Box 10758
Fargo ND 58106-0758
Edward D Jones & Co	Class K	70,664.404	6.229
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
MLPF&S For The Sole Benefit Of	Class K	1,057,128.932	93.1852
Its Customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Ascensus Trust Company FBO	Class R	3,072.861	5.413
Sharon M Ligon - Realtor 614010
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	14,350.663	25.2794
Rupp Enterprises 615046
P O Box 10758
Fargo Nd 58106-0758
Ascensus Trust Company FBO	Class R	5,014.613	8.8335
401k Powering Forward Llc 614821
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	8,971.765	15.8042
A Step Forward Wellness Services 64924
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	3,081.842	5.4288
Lori's Cleaning Service Uni-K 6145
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	5,394.547	9.5028
Math With Mr J LLC 523419
P.O. Box 10758
Fargo, ND 58106
Charles Schwab & Co Inc	Class Y	190,952.726	12.2465
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pershing Llc	Class Y	138,453.022	8.8795
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class Y	108,778.137	6.9763
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class Y	81,225.835	5.2093
FBO #41999970
For The Exclusive Benefit
	F-6
		Number of	% of
Record Holder	Class	Shares	Class
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Morgan Stanley Smith Barney LLC	Class Y	202,479.973	12.9857
For The Exclusive Bene Of Its Cust
1 New York Plz Fl 12
New York NY 10004-1932
Pioneer Active Credit Fund
		Number of	% of
Record Holder	Class	Shares	Class
Pershing, LLC	Class A	99,250.744	5.6246
1 Pershing Plaza	Class C	17,854.582	13.7177
Jersey City, NJ 07399-0001	Class Y	117,833.020	5.4551
UBS Wealth Management USA	Class A	99,928.923	5.6631
Omni Account M/F	Class C	6,583.575	5.0582
Special Custody Account	Class Y	274,323.744	12.6998
1000 Harbor Blvd.
Weehawken, NJ 07086
National Financial Services, LLC	Class A	159,123.686	9.0177
For Exclusive Benefit of its Customers	Class C	7,332.922	5.6339
499 Washington Blvd.	Class Y	255,373.797	11.8225
Attn: Mutual Funds Dept., 4th Floor
Jersey City, NJ 07310
Wells Fargo Clearing Services LLC	Class A	154,045.154	8.7299
Special Custody Acct for the Exclusive Benefit of Customer	Class Y	244,097.218	11.3004
2801 Market St.
Saint Louis, MO 63103-2523
Raymond James	Class Y	111,840.577	5.1776
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716-1102
LPL Financial	Class A	217,723.539	12.3386
4707 Executive Drive	Class C	38,051.868	29.2353
San Diego, CA 92121-3091	Class Y	139,658.516	6.4655
Merrill Lynch, Pierce, Fenner & Smith	Class A	97,438.040	5.5219
Incorporated
For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
American Enterprise Investment SVC	Class C	8,098.272	6.2219
For the Exclusive Benefit of Our Clients
707 2nd Ave S.
Minneapolis, MN 55402
RBC Capital Markets LLC	Class Y	155,539.017	7.2006
Mutual Funds Omnibus Processing
Attn: Mutual Funds OPS Manager
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
Morgan Stanley Smith Barney LLC	Class A	361,425.570	20.4824
For The Exclusive Bene Of Its Cust	Class C	16,210.426	12.4545
1 New York Plz Fl 12	Class Y	138,216.865	6.3987
F-7
		Number of	% of
Record Holder	Class	Shares	Class
New York NY 10004-1932
Charles Schwab & Co Inc	Class Y	115,162.835	5.3314
Exclusive Benefit Of Its Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
Pioneer Disciplined Growth Fund

		Number of	% of
Record Holder	Class	Shares	Class
Wells Fargo Clearing Services LLC	Class C	248,502.624	22.5452
Special Custody Acct for the Exclusive Benefit of Customer	Class Y	527,319.973	8.6961
2801 Market St.
Saint Louis, MO
63103-2523
Raymond James	Class C	104,170.584	9.4508
Omnibus for Mutual Funds	Class Y	881,665.855	14.5397
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Pershing LLC	Class C	92,072.214	8.3532
1 Pershing Plaza
Jersey City, NJ 07399-0001
Caceis Bank On Behalf Of Acajou*	Class K	708.082	100
Poche Residuelle
89-91 Rue Gabriel Peri
92120 Montrouge
France
LPL Financial	Class Y	1,076,837.445	17.7583
FBO Customer Accounts
Attn: Mutual Funds Operations
P.O. Box 509046
San Diego, CA 92150-9046
National Financial Services LLC	Class Y	1,068,031.125	17.6131
Attn: Mutual Funds Trading
499 Washington Blvd
Jersey City, NJ 07310-2010
Benefit Trust FBO CSA Non-Govt DB	Class Y	524,933.237	8.6568
Po Box 12765
Overland Park, KS 66282
Benefit Trust FBO CSA Non-Govt DB Plan	Class Y	551,212.836	9.0901
Po Box 12765
Overland PARK, KS 66282
Pioneer Disciplined Value Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC.	Class A	1,715,762.273	10.161
Attn: Mutual Funds Dept., 4th Floor	Class Y	947,832.748	11.3483
499 Washington Blvd.
Jersey City, NJ 07310-2010
F-8
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	1,241,528.168	7.3525
1 Pershing Plaza
Jersey City, NJ 07399-0001
Charles Schwab & Co., Inc.	Class C	37,307.275	6.1948
Special Custody Acct for the benefit of customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105
Wells Fargo Clearing Services LLC	Class C	31,077.261	5.1603
Special Custody Acct FBO Customer	Class Y	585,599.120	7.0113
2801 Market St.
St. Louis, MO 63103-2523
Raymond James	Class C	90,398.574	15.0104
Omnibus for Mutual Funds	Class Y	646,952.651	7.7459
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716
Pioneer Solutions – Balanced Fund.	Class K	237,085.994	99.0647
60 State St.
Boston, MA 02109
SEI Private Trust Company	Class Y	512,494.244	6.136
c/o Principal Financial ID 636
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
American Enterprise Investment SVC	Class Y	2,737,321.402	32.7736
For the Exclusive Benefit of Our Clients
707 2nd Ave S
Minneapolis, MN 55402-2405
Talcott Resolution Life Insurance Company	Class R	61,727.107	10.8583
P.O. Box 5051
Harford, CT 06102
Matrix Trust Company	Class R	37,600.027	6.6142
FBO Customer
717 17th St Suite 1300
Denver, CO 80202-3304
State Street Bank & Trust Co.	Class R	92,110.157	16.203
FBO Customer
Morgan Stanley Smith Barney
1 Lincoln St.
Boston, MA 02111-2901
Pioneer Equity Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	1,335,161.225	5.6922
For The Benefit Of Customers	Class K	253,261.405	8.2712
12555 Manchester Rd
Saint Louis MO 63131-3710
National Financial Services LLC	Class C	61,830.830	5.8301
For Exclusive Benefit	Class K	608,748.261	19.8809
Of Our Customers	Class Y	1,390,061.053	14.7038
	F-9
		Number of	% of
Record Holder	Class	Shares	Class
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	73,644.297	6.944
1 Pershing Plz	Class Y	1,201,242.716	12.7065
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class C	128,774.038	12.1423
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	524,387.765	5.5469
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class C	86,212.209	8.1291
Omnibus for Mutual Funds	Class Y	827,251.607	8.7505
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
American United Life	Class K	482,771.075	15.7666
AUL Group Retirement Annuity	Class Y	582,414.422	6.1607
ATTN Separate Accounts
Po Box 368
Indianapolis IN 46206-0368
American United Life	Class Y	953,847.331	10.0896
AUL American Unit Investment Trust
ATTN Separate Accounts
PO BOX 368
Indianapolis IN 46206-0368
Voya Retirement Insurance And	Class K	285,957.488	9.339
Annuity Company	Class R	159,132.655	12.486
One Orange Way B3n
Windsor CT 06095-4773
Pioneer Solutions-Balanced Fund	Class K	185,774.045	6.0671
60 State Street
Boston MA 02109
State Street Bank And Trust As Trustee And/Or Custodian FBO	Class R	113,810.595	8.9299
ADP Access Product
1 Lincoln St
Boston MA 02111-2901
Voya Institutional Trust Company	Class R	102,107.049	8.0116
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Sammons Financial Network	Class R	685,115.352	53.756
8300 Mills Civic Pkwy
West Des Moines IA 50266
Charles Schwab & Co Inc	Class Y	707,024.204	7.4788
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Morgan Stanley Smith Barney LLC	Class Y	731,955.015	7.7425
For The Exclusive Bene Of Its Cust
1 New York Plz Fl 12
F-10
		Number of	% of
Record Holder	Class	Shares	Class
New York NY 10004-1932
Pioneer Equity Premium Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	381,967.257	7.7731
For Exclusive Benefit	Class Y	201,827.477	6.5849
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	429,698.646	8.7444
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class A	549,113.567	11.1745
--Omnibus Customer Account--	Class Y	169,688.564	5.5363
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	579,865.918	11.8003
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	87,253.048	15.2073
2801 Market St	Class Y	646,381.395	21.0889
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class A	253,778.978	5.1644
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
UBS WM USA	Class Y	422,497.312	13.7845
0O0 11011 6100
OMNI Account M/F
Spec Cdy A/C EBOC UBSFSI
1000 Harbor Blvd
Weehawken Township, NJ 07086
Morgan Stanley Smith Barney LLC	Class A	495,303.861	10.0795
For The Exclusive Bene Of Its Cust	Class Y	444,418.374	14.4997
1 New York Plz Fl 12
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	413,249.527	8.4096
Its Customers	Class Y	257,768.465	8.41
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Raymond James	Class A	245,997.136	5.0061
Omnibus for Mutual Funds	Class C	99,814.972	17.3967
Attn: Courtney Waller	Class Y	384,634.645	12.5491
880 Carillon Pkwy
St. Petersburg, FL 33716
Ascensus Trust Company FBO	Class C	45,203.077	7.8784
Toler Ratledge 612483
P O Box 10758
Fargo ND 58106-0758
F-11
		Number of	% of
Record Holder	Class	Shares	Class
Pioneer Solutions-Balanced Fund	Class K	1,249,672.019	98.821
60 State Street
Boston MA 02109
Ascensus Trust Company FBO	Class R	10,969.102	58.3856
True Turf 611168
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	4,539.067	24.1603
Zimco 614725
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	1,044.403	5.5591
Hoffmann Wealth Management 615067
Po Box 10758
Fargo ND 58106
Pioneer Floating Rate Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	688,792.862	6.7047
For Exclusive Benefit	Class Y	4,442,624.730	10.4744
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	601,021.567	5.8503
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class A	1,047,151.078	10.1929
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	1,175,000.387	11.4373
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	468,006.376	28.7024
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class A	845,961.567	8.2345
Omnibus for Mutual Funds	Class C	175,625.819	10.771
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC	Class A	2,519,765.078	24.5272
For The Exclusive Bene Of Its Cust	Class C	346,631.619	21.2586
1 New York Plz Fl 12	Class Y	8,465,023.912	19.9581
New York NY 10004-1932
American Enterprise Investment Svc	Class C	197,099.339	12.0879
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc	Class Y	13,320,464.706	31.4058
F-12
		Number of	% of
Record Holder	Class	Shares	Class
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
C/O Rockland SWP	Class Y	6,687,127.514	15.7663
SEI Private Trust Company
1 Freedom Valley Drive
Oaks PA 19456-9989
Pioneer Fund
		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	10,166,875.627	5.4602
For The Benefit Of Customers	Class K	692,082.069	69.5089
12555 Manchester Rd
Saint Louis MO 63131-3710
Pershing Llc	Class C	396,158.477	11.4218
1 Pershing Plz	Class Y	2,485,958.240	7.052
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class C	591,000.951	17.0394
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
American Enterprise Investment Svc	Class C	254,375.825	7.334
FBO #41999970	Class Y	3,466,336.477	9.8331
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc	Class C	312,518.054	9.0103
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	384,715.718	11.0919
Omnibus for Mutual Funds	Class Y	4,153,796.872	11.7832
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC	Class C	324,475.315	9.3551
For The Exclusive Bene Of Its Cust	Class Y	3,616,790.951	10.2599
1 New York Plz Fl 12
New York NY 10004-1932
Voya Institutional Trust Company	Class K	54,806.277	5.5044
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Pioneer Solutions-Balanced Fund	Class K	92,271.475	9.2672
60 State Street
Boston MA 02109
State Street Bank And Trust As Trustee And/Or Custodian FBO	Class R	86,993.108	6.0706
F-13
		Number of	% of
Record Holder	Class	Shares	Class
ADP Access Product
1 Lincoln St
Boston MA 02111-2901
Talcott Resolution Life Insurance C	Class R	421,937.391	29.444
Po Box 5051
Hartford CT 06102
Sammons Financial Network	Class R	227,032.396	15.843
8300 Mills Civic Pkwy
West Des Moines IA 50266
Voya Retirement Insurance And	Class R	148,568.507	10.3676
Annuity Company
One Orange Way B3n
Windsor CT 06095-4773
National Financial Services LLC	Class Y	3,420,062.298	9.7018
For Exclusive Benefit
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
LPL Financial	Class Y	4,539,466.213	12.8772
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
UMB Bank Custodian	Class Y	2,543,698.103	7.2158
Security Financial Resources
1 SW Security Benefit Pl
Topeka KS 66636-1000
Charles Schwab & Co Inc	Class Y	3,129,707.002	8.8781
Special Custody Account For The Benefit Of Customers
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pioneer Fundamental Growth Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC
For Exclusive Benefit	Class A	2,676,034.968	6.3872
Of Our Customers
	Class K	9,475,810.344	30.1582
499 Washington Blvd
	Class Y	17,269,833.786	13.3464
ATTN Mutual Funds Dept 4th Floor

Jersey City, NJ 07310-2010
Schwab Reinvestment Of
Distributions	Class A	4,476,786.265	10.6852
211 Main St

San Francisco CA 94105-1905
Wells Fargo Clearing Services LLC	Class A	2,495,377.517	5.956
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	1,001,472.790	15.2195
2801 Market St
	Class Y	7,081,074.722	5.4723
Saint Louis MO 63103-2523

Charles Schwab & Co Inc	Class A	2,467,185.456	5.8887
F-14
		Number of	% of
Record Holder	Class	Shares	Class
Special Custody A/C FBO Customers	Class C	817,084.763	12.4173
ATTN Mutual Funds	Class Y	6,632,385.171	5.1256
211 Main Street
San Francisco CA 94105-1905
Morgan Stanley Smith Barney LLC	Class A	3,384,454.716	8.078
For The Exclusive Bene Of Its Cust
	Class C	1,068,359.170	16.236
1 New York Plz Fl 12
	Class Y	24,911,128.855	19.2516
New York NY 10004-1932

MLPF&S For The Sole Benefit Of
Its Customers	Class A	4,401,738.779	10.5061
Mutual Fund Administration	Class K	1,675,630.196	5.3329
4800 Deer Lake Drive East 2nd Floor	Class Y	12,870,240.534	9.9463
Jacksonville FL 32246-6484
Pershing LLC
1 Pershing Plz	Class C	364,361.429	5.5372
Jersey City NJ 07399-0001
LPL Financial
--Omnibus Customer Account--	Class C	575,240.358	8.742
Attn: Mutual Fund Trading
	Class Y	8,848,857.013	6.8385
4707 Executive Dr

San Diego CA 92121-3091
Raymond James
Omnibus for Mutual Funds	Class C	692,046.765	10.5171
Attn: Courtney Waller
	Class Y	11,507,341.509	8.893
880 Carillon Pkwy

St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement
Plans
Omnibus	Class K	1,827,359.446	5.8158
ATTN NPIO Trade Desk

711 High Street
Des Moines, IA 50392-0001
State Street Bank And Trust As Trustee And/Or Custodian FBO
ADP Access Product	Class K	5,457,173.131	17.12
1 Lincoln St	Class R	2,513,486.672	62.4563
Boston MA 02111-2901
Empower Trust FBO
Employee Benefit Clients 401k	Class K	1,654,204.280	5.2648
8515 E Orchard Rd 2t2

Greenwood Village CO 80111
Voya Retirement Insurance And
Annuity Company	Class K	2,796,764.623	8.9011
One Orange Way B3n

Windsor CT 06095-4773
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	596,316.853	14.8176
West Des Moines IA 50266
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept	Class Y	11,076,180.139	8.5598
211 Main St
San Francisco CA 94105-1905
F-15

Pioneer Global Sustainable Equity Fund

		Number of	% of
Record Holder	Class	Shares	Class
Ascensus Trust Company	Class C	31,747.756	10.4701
FBO Doubleday Group
P.O. Box 10758
Fargo, ND 58106-0758
Charles Schwab & Co Inc	Class C	15,890.979	5.2407
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905
Pioneer Solutions – Balanced Fund	Class K	3,926,758.523	97.1024
60 State Street
Boston, MA 02109
State Street Bank	Class R	46,564.740	6.1392
TTEE and/or Cust
FBO ADP Access Product
1 Lincoln St.
Boston, MA 02111-2901
Empower Trust FBO	Class R	74,126.005	9.7729
Empower Benefit Plans
8515 E Orchard Rd 2T2
Greenwood Village CO 80111
Talcott Resolution Life Insurance Company	Class R	255,119.967	33.6354
P.O. Box 5051
Hartford, CT 06102
American Enterprise Investment SVC	Class Y	2,040,683.472	14.6774
For the Exclusive Benefit of Our Clients
707 2nd Ave S.
Minneapolis, MN 55402
LPL Financial	Class Y	1,555,860.271	11.1904
FBO Customer Accounts
Attn: Mutual Funds Operations
P.O. Box 509046
San Diego, CA 92150-9046
National Financial Services LLC	Class Y	1,604,905.813	11.5431
For Exclusive Benefit of Our Customers
499 Washington Blvd.
Attn: Mutual Funds Dept., 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	15,531.176	5.122
1 Pershing Plaza	Class Y	1,269,910.603	9.1337
Jersey City, NJ 07399-0001
Charles Schwab & Co Inc	Class Y	2,481,485.531	17.8478
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
UBS Wealth Management USA	Class Y	3,357,088.344	24.1455
Omni Account M/F
Special Custody Account EBOC UBSFSI
1000 Harbor Blvd.
Weehawken, NJ 07086
	F-16

Pioneer Global Sustainable Growth Fund

		Number of	% of
Record Holder	Class	Shares	Class
Caceis Bank On Behalf Of Acajou*	Class A	60,292.659	61.1163
89-91 Rue Gabriel Peri
	Class C	60,000.000	98.3861
92120 Montrouge
	Class Y	81,027.892	100.00
France

BNYM I S Trust Co Cust Ira FBO
George J Patenode	Class A	15,353.298	15.563
Po Box 540873

Omaha NE 68154-0873
Pioneer Global Sustainable Value Fund
		Number of	% of
Record Holder	Class	Shares	Class
Caceis Bank On Behalf Of Acajou*	Class A	67,699.281	75.1701
89-91 Rue Gabriel Peri
	Class C	66,209.727	96.5325
92120 Montrouge
	Class Y	91,172.041	97.2627
France

Pioneer High Income Municipal Fund
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	3,502,515.534	5.5795
1 Pershing Plaza	Class C	632,957.488	5.9407
Jersey City, NJ 07399-0001
Wells Fargo Clearing Services LLC	Class A	17,217,219.713	27.427
Special Custody Acct for the exclusive benefit of customer	Class C	4,355,350.006	40.8778
2801 Market Street	Class Y	11,429,244.812	11.2602
Saint Louis, MO 63103-2523
MLPF&S for the sole benefit of its customers	Class A	4,536,477.241	7.2266
Mutual Fund Administration	Class Y	11,318,198.604	11.1508
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
Charles Schwab & Co Inc	Class A	7,597,763.308	12.1032
Special Custody A/C FBO Customers	Class C	773,015.228	7.2553
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905
Charles Schwab & Co Inc	Class Y	18,895,428.707	18.6159
Exclusive Benefit Of Its Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
UBS Wealth Management USA	Class Y	9,492,147.587	9.3517
Omni Account M/F
Special Custody Account
1000 Harbor Blvd.
Weehawken, NJ 07086
Morgan Stanley Smith Barney LLC	Class A	9,113,960.568	14.5185
For The Exclusive Bene Of Its Cust	Class C	968,288.835	9.088
1 New York Plz Fl 12	Class Y	11,800,088.529	11.6255
F-17
		Number of	% of
Record Holder	Class	Shares	Class
New York NY 10004-1932
National Financial Services LLC	Class Y	10,350,083.344	10.197
For the exclusive benefit
of our customers
499 Washington Blvd
Attn: Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Raymond James	Class C	1,043,015.342	9.7894
Omnibus For Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 3716
American Enterprise Investment SVC	Class C	705,480.850	6.6214
For the Exclusive Benefit of Our Clients
707 2nd Ave S.
Minneapolis, MN 55402
LPL Financial	Class A	3,275,098.206	5.2172
Omnibus Customer Account	Class Y	6,907,632.770	6.8054
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091
Pioneer High Yield Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	3,420,082.004	8.1468
For Exclusive Benefit	Class Y	1,875,629.576	9.0396
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	3,046,674.492	7.2573
1 Pershing Plz
Jersey City NJ 07399-0001
Charles Schwab & Co Inc	Class A	2,328,614.400	5.5469
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
LPL Financial	Class A	2,639,296.191	6.2869
--Omnibus Customer Account--	Class C	59,134.211	7.6902
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	4,178,143.455	9.9525
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	61,106.006	7.9466
2801 Market St	Class Y	3,290,335.789	15.8577
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC	Class A	3,324,095.239	7.9182
For The Exclusive Bene Of Its Cust	Class Y	1,935,121.011	9.3263
1 New York Plz Fl 12
F-18
		Number of	% of
Record Holder	Class	Shares	Class
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	3,034,211.761	7.2276
Its Customers	Class Y	2,096,089.483	10.1021
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484

American Enterprise Investment Svc	Class C	60,319.238	7.8443
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Raymond James	Class C	102,668.137	13.3516
Omnibus for Mutual Funds	Class Y	1,885,766.567	9.0884
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
State Street Bank And Trust As Trustee And/Or Custodian FBO	Class R	46,389.778	6.3907
ADP Access Product
1 Lincoln St
Boston MA 02111-2901
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement	Class R	82,051.980	11.3036
Plans
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
Talcott Resolution Life Insurance C	Class R	44,412.993	6.1184
Po Box 5051
Hartford CT 06102
Sammons Financial Network	Class R	100,838.540	13.8917
8300 Mills Civic Pkwy
West Des Moines IA 50266
Voya Retirement Insurance And	Class R	234,254.620	32.2713
Annuity Company
One Orange Way B3n
Windsor CT 06095-4773
UBS WM USA	Class Y	3,424,238.535	16.5031
0O0 11011 6100
OMNI Account M/F
Spec Cdy A/C EBOC UBSFSI
1000 Harbor Blvd
Weehawken Township, NJ 07086
Empower Trust FBO	Class Y	1,122,027.217	5.4076
Recordkeeping For Large Benefit Pl
8525 E Orchard Rd
Greenwood Village CO 80111
Pioneer International Equity Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class C	28,703.054	11.7889
For Exclusive Benefit	Class K	117,840.414	5.0978
	F-19
		Number of	% of
Record Holder	Class	Shares	Class
Of Our Customers	Class Y	3,771,636.469	15.3268
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	14,017.728	5.7573
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	2,014,548.943	8.1865
2801 Market St
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class C	45,948.689	18.872
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	13,405.678	5.506
Omnibus for Mutual Funds	Class Y	1,397,590.214	5.6794
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement	Class K	125,737.166	5.4394
Plans
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
Pioneer Solutions-Balanced Fund	Class K	1,942,513.832	84.0339
60 State Street
Boston MA 02109
Charles Schwab & Co Inc	Class Y	1,917,659.428	7.7928
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pershing LLC	Class Y	1,732,974.053	7.0423
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class Y	4,124,219.479	16.7596
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class Y	5,856,994.285	23.8011
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
RBC Capital Markets LLC	Class Y	1,639,366.619	6.6619
Mutual Fund Omnibus Processing Omnibus
ATTN Mutual Fund Ops Manager
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
Pioneer Intrinsic Value Fund
F-20
		Number of	% of
Record Holder	Class	Shares	Class
BNYM I S Trust Co Cust SEP IRA FBO
Randall G Isakson	Class A	7,823.472	9.547
Po Box 542

Liberal KS 67905-0542
Caceis Bank On Behalf Of Acajou*	Class A	34,281.619	41.8341
89-91 Rue Gabriel Peri
	Class C	33,153.920	74.1293
92120 Montrouge
	Class Y	46,112.488	95.3504
France

Ascensus Trust Company FBO
Gerard Finegan UNI-K 610264	Class A	5,753.279	7.0208
P.O. BOX 10758

Fargo, ND 58106
BNYM I S Trust Co Cust 403(B) FBO
John E Morrell Jr	Class A	10,818.543	13.2019
197 Salzburg Vlg

Palmyra NY 14522-1313
Pershing LLC
1 Pershing Plz	Class C	11,209.221	25.0629
Jersey City NJ 07399-0001
Pioneer Mid Cap Value Fund
		Number of	% of
Record Holder	Class	Shares	Class
LPL Financial	Class Y	55,671.188	6.2468
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Charles Schwab & Co Inc	Class C	28,793.024	5.314
Special Custody A/C FBO Customers	Class Y	49,036.349	5.5023
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Ascensus Trust Company FBO	Class C	35,153.616	6.4879
Repic Realty Inc 610648
P O Box 10758
Fargo ND 58106-0758
Edward D Jones & Co	Class K	55,201.499	75.8996
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
State Street Bank And Trust As Trustee And/Or Custodian FBO	Class R	12,983.044	5.8025
ADP Access Product
1 Lincoln St
Boston MA 02111-2901
Mid Atlantic Trust Company FBO	Class R	12,663.094	5.6595
Sam Desanto Company Inc. 401(K) Pro
1251 Waterfront Pl Ste 525
Pittsburgh PA 15222-4228
Voya Institutional Trust Company	Class R	39,394.663	17.6066
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
F-21
		Number of	% of
Record Holder	Class	Shares	Class
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Talcott Resolution Life Insurance C	Class R	60,470.307	27.0259
Po Box 5051
Hartford CT 06102
National Financial Services LLC	Class Y	170,964.870	19.1838
For Exclusive Benefit
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class K	9,209.913	12.6632
1 Pershing Plz	Class Y	100,830.576	11.3141
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class Y	86,106.614	9.662
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class Y	80,289.245	9.0092
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Charles Schwab & Co Inc	Class Y	58,359.644	6.5485
211 Main St
San Francisco CA 94105-1905
Pioneer Multi-Asset Income Fund
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	6,200,555.149	9.4875
1 Pershing Plz
	Class R	6,226.182	6.5476
Jersey City NJ 07399-0001

LPL Financial
--Omnibus Customer Account--	Class A	4,968,392.624	7.6021
Attn: Mutual Fund Trading	Class C	1,974,017.879	5.7189
4707 Executive Dr	Class Y	30,674,820.811	12.0302
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	14,100,631.673	21.5754
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	12,710,771.364	36.8242
2801 Market St
	Class Y	43,873,960.162	17.2066
Saint Louis MO 63103-2523

Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class A	8,957,738.483	13.7062
ATTN Mutual Funds
	Class C	3,131,024.002	9.0708
211 Main Street

San Francisco CA 94105-1905
Raymond James	Class A	6,363,274.440	9.7364
Omnibus for Mutual Funds	Class C	5,439,315.866	15.7582
Attn: Courtney Waller	Class R	7,515.141	7.9031
880 Carillon Pkwy	Class Y	20,054,734.127	7.8651
F-22
		Number of	% of
Record Holder	Class	Shares	Class
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class A	9,448,364.132	14.4569
1 New York Plz Fl 12	Class C	5,743,052.658	16.6381
New York NY 10004-1932	Class Y	36,353,981.864	14.2574
Edward D Jones & Co
For The Benefit Of Customers	Class K	788,781.362	6.6897
12555 Manchester Rd

Saint Louis MO 63131-3710
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class K	745,415.010	6.3219
499 Washington Blvd	Class Y	16,333,772.500	6.4058
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pioneer Solutions-Balanced Fund
60 State Street	Class K	9,549,412.731	80.9894
Boston MA 02109
Ascensus Trust Company FBO
Design Solutions 610976	Class R	15,466.564	16.265
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Doubleday Group 614232	Class R	21,590.751	22.7054
P.O. Box 10758

Fargo, ND 58106
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept	Class Y	36,281,607.191	14.229
211 Main St
San Francisco CA 94105-1905
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	26,000,116.265	10.1968
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class Y	13,355,789.138	5.2379
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Pioneer Multi-Asset Ultrashort Income Fund
		Number of	% of
Record Holder	Class	Shares	Class
JP Morgan Securities LLC
Omnibus Account For The Exclusive
Benefit Of Customers	Class A	57,224,439.398	21.9718
4 Chase Metrotech Ctr

3rd Fl Mutual Fund Department
Brooklyn, NY 11245
	F-23
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	15,638,058.564	6.0044
1 Pershing Plaza	Class C	697,847.453	12.4143
Jersey City, NJ 07399-0001	Class Y	21,148,263.919	5.2011
LPL Financial
--Omnibus Customer Account--	Class A	16,185,192.626	6.2145
Attn: Mutual Fund Trading	Class C	1,056,196.603	18.7891
4707 Executive Dr	Class Y	32,193,144.923	7.9175
San Diego CA 92121-3091
American Enterprise Investment Svc
FBO #41999970	Class A	39,550,052.006	15.1856
For The Exclusive Benefit
	Class Y	51,755,441.505	12.7286
Of Our Clients

707 2nd Ave S Minneapolis, MN 55402
RBC Capital Markets LLC
Mutual Fund Omnibus Processing Omnibus
ATTN Mutual Fund Ops Manager	Class A	14,398,951.253	5.5286
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
National Financial Services LLC
For Exclusive Benefit	Class C	288,170.218	5.1264
Of Our Customers
	Class K	2,819,651.758	5.0216
499 Washington Blvd
	Class Y	24,630,649.530	6.0576
ATTN Mutual Funds Dept 4th Floor

Jersey City, NJ 07310-2010
Charles Schwab & Co Inc
Special Custody A/C FBO Customers
ATTN Mutual Funds	Class C	657,386.685	11.6945
211 Main Street
San Francisco CA 94105-1905
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class C	393,476.695	6.9997
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Raymond James
Omnibus for Mutual Funds	Class C	1,928,128.218	34.3002
Attn: Courtney Waller
	Class Y	30,911,077.178	7.6022
880 Carillon Pkwy

St. Petersburg, FL 33716
MLPF&S
For The Sole Benefit Of
Its Customers	Class C2	677,680.155	94.2049
Mutual Fund Administration	Class Y	27,592,117.634	6.7859
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Texas Treasury Safekeeping Trust Co
Dtd 10/29/1986
Paul Ballard Ceo	Class K	47,589,087.149	84.753
208 E 10th Street 4th Floor
Austin TX 78701-3014
Wells Fargo Clearing Services LLC	Class Y	22,707,934.818	5.61
Special Custody Acct For The Exclusive Benefit Of Customer

F-24
		Number of	% of
Record Holder	Class	Shares	Class
2801 Market St
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class A	80,034,438.739	30.73
1 New York Plz Fl 12	Class Y	126,038,310.566	30.9974
New York NY 10004-1932
Pioneer Securitized Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC
For Exclusive Benefit			6.0531
Of Our Customers	Class A	9,705.267
499 Washington Blvd	Class Y	1,429,057.400	9.1957
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
BNYM I S Trust Co Cust Rollover IRA
Jeffrey A Keppers	Class A	32,314.645	20.1542
6115 Highway 2

Proctor MN 55810-9587
Pershing LLC			8.1034
1 Pershing Plaza	Class A	12,992.806
Jersey City, NJ 07399-0001
LPL Financial
--Omnibus Customer Account--			19.0012
Attn: Mutual Fund Trading	Class A	30,465.960
4707 Executive Dr
San Diego CA 92121-3091
Rendell S Soderquist Tod/Ma
Subject To Sta Tod Rules	Class A	23,641.869	14.7451
1176 21 Rd

Axtell NE 68924-3636
Glenn R Gilbert &
Elaine A Gilbert Jt Ten Tod			5.7849
Subject To Ma Law	Class A	9,275.287
2378 Walnut Bottom Rd
Carlisle PA 17015-9374
Caceis Bank On Behalf Of Acajou*
Poche Residuelle			8.862
89-91 Rue Gabriel Peri	Class A	14,209.026
92120 Montrouge
France
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust			63.9427
ATTN: Mutual Fund Dept	Class Y	9,936,981.670
211 Main St
San Francisco CA 94105-1905
American Enterprise Investment Svc
FBO #41999970			11.0487
For The Exclusive Benefit	Class Y	1,717,020.318
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
	F-25
		Number of	% of
Record Holder	Class	Shares	Class
Pioneer Solutions-Balanced Fund			7.8061
60 State Street	Class Y	1,213,098.627
Boston MA 02109
Pioneer Select Mid Cap Growth Fund

		Number of	% of
Record Holder	Class	Shares	Class
Charles Schwab & Co Inc	Class A	1,385,457.946	5.5553
Exclusive Benefit Of Its Cust	Class Y	409,741.244	11.0049
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
National Financial Services LLC	Class A	1,268,041.175	5.0845
For Exclusive Benefit	Class C	48,996.157	8.0171
Of Our Customers	Class K	524,892.344	26.9926
499 Washington Blvd	Class Y	713,572.251	19.1652
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	43,879.849	7.18
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class C	41,088.982	6.7233
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	37,056.487	6.0635
Omnibus for Mutual Funds	Class Y	194,076.587	5.2125
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Matrix Trust Company Cust FBO	Class K	234,652.612	12.067
Edison Chouest Offshore Retirement
PO Box 52129
Phoenix AZ 85072-2129
American United Life	Class K	226,618.984	11.6539
AUL Group Retirement Annuity
ATTN Separate Accounts
PO Box 368
Indianapolis IN 46206-0368
Charles Schwab Trust Bank. Cust	Class K	191,147.839	9.8298
Knox County Asset Accumulation 401(A) Plan 106197
2423 E Lincoln Dr
Phoenix AZ 85016-1215
Matrix Trust Company Cust FBO	Class R	18,807.868	8.3073
Pacific Industrial Corp 401(K) Plan
717 17th Street
Suite 1300
Denver CO 80202
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement	Class R	51,882.614	22.916
Plans
F-26
		Number of	% of
Record Holder	Class	Shares	Class
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
Pershing LLC	Class Y	308,157.545	8.2765
1 Pershing Plz
Jersey City NJ 07399-0001
Empower Trust FBO	Class Y	217,993.870	5.8549
Empower Benefit Plans
8515 E Orchard Rd 2t2
Greenwood Village CO 80111
MLPF&S For The Sole Benefit Of	Class K	206,571.857	10.623
Its Customers	Class Y	217,272.589	5.8355
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Nationwide Trust Company FSB	Class Y	186,758.165	5.016
C/O IPO Portfolio Accounting
Po Box 182029
Columbus OH 43218-2029
LPL Financial	Class Y	187,880.702	5.0461
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Pioneer Short Term Income Fund
		Number of	% of
Record Holder	Class	Shares	Class
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class A	1,054,547.533	5.3499
1 New York Plz Fl 12	Class Y	22,620,989.456	19.8562
New York NY 10004-1932
Pershing LLC	Class A	1,430,369.325	7.2565
1 Pershing Plaza
	Class C	86,102.462	5.1244
Jersey City, NJ 07399-0001

National Financial Services LLC
Attn: Mutual Funds Dept 4th Floor	Class C	87,597.688	5.2134
499 Washington Blvd	Class Y	12,575,919.448	11.0389
Jersey City, NJ 07310-2010
Raymond James
Omnibus for Mutual Funds	Class A	1,998,738.680	10.1399
Attn: Courtney Waller	Class C	597,039.089	35.5329
880 Carillon Pkwy	Class Y	6,772,157.230	5.9445
St. Petersburg, FL 33716
American Enterprise Investment Svc	Class A	7,965,797.426	40.4118
For the Exclusive Benefit of our Clients
	Class C	429,415.861	25.5568
707 2nd Ave S
	Class Y	21,003,803.645	18.4367
Minneapolis, MN 55402-2405

LPL Financial	Class A	1,905,578.699	9.6673
FBO Customer Accounts	Class C	93,178.323	5.5455
Attn: Mutual Funds Operations	Class Y	8,564,186.169	7.5175
	F-27
		Number of	% of
Record Holder	Class	Shares	Class
P.O. Box 509046
San Diego, CA 92150-9046
Wells Fargo Clearing Services LLC
Special Custody Acct for the
Exclusive Benefit of Customer	Class Y	12,555,608.590	11.021
2801 Market St.
Saint Louis, MO 63103-2523
MLPF&S for the Sole Benefit of its Customers
Mutual Fund Administration	Class C2	155,799.588	99.9052
4800 Deer Lake Drive E Fl 2	Class Y	11,070,587.274	9.7175
Jacksonville, FL 32246-6484
UBS Wealth Management USA
Omni Account M/F
Special Custody Account EBOC UBSFSI	Class Y	6,172,321.765	5.4179
1000 Harbor Blvd.
Weehawken, NJ 07086
Pioneer Solutions – Balanced Fund
60 State Street	Class K	1,914,330.599	91.5831
Boston, MA 02109
Pioneer Solutions - Balanced Fund
		Number of	% of
Record Holder	Class	Shares	Class
Ascensus Trust Company FBO
True Turf 611168	Class R	18,430.871	16.2751
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Clearbox Forecast Group LLC 61216	Class R	12,491.083	11.0301
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Kobza Research Securities Inc 6125	Class R	27,635.541	24.4032
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Winstar Contracting Solutions LLC
612967	Class R	32,168.389	28.4058
P O Box 10758
Fargo ND 58106-0758
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class Y	81,180.871	19.3597
499 Washington Blvd

ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC
1 Pershing Plaza	Class Y	37,077.328	8.842
Jersey City, NJ 07399-0001
LPL Financial
--Omnibus Customer Account--	Class Y	107,437.180	25.6212
Attn: Mutual Fund Trading
	F-28
		Number of	% of
Record Holder	Class	Shares	Class
4707 Executive Dr
San Diego CA 92121-3091
Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller	Class Y	120,619.327	28.7648
880 Carillon Pkwy
St. Petersburg, FL 33716
Pioneer Strategic Income Fund
		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	2,956,681.213	5.5079
1 Pershing Plz
	Class Y	16,180,375.457	7.0293
Jersey City NJ 07399-0001

Wells Fargo Clearing Services LLC	Class A	3,470,006.969	6.4642
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	825,846.425	20.3115
2801 Market St
	Class Y	14,252,586.821	6.1918
Saint Louis MO 63103-2523

Morgan Stanley Smith Barney LLC	Class A	5,186,737.409	9.6622
For The Exclusive Bene Of Its Cust			9.4362
	Class C	383,665.176
1 New York Plz Fl 12			7.3974
	Class Y	17,027,796.722
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	7,337,434.522	13.6687
Its Customers
	Class C	402,257.608	9.8934
Mutual Fund Administration
	Class K	9,188,797.658	15.8106
4800 Deer Lake Drive East 2nd Floor
	Class Y	40,094,952.394	17.4186
Jacksonville FL 32246-6484

LPL Financial
--Omnibus Customer Account--
Attn: Mutual Fund Trading	Class C	217,648.339	5.353
4707 Executive Dr
San Diego CA 92121-3091
Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class C	264,946.836	6.5163
ATTN Mutual Funds
	Class Y	20,535,583.583	8.9213
211 Main Street

San Francisco CA 94105-1905
Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller	Class C	564,748.959	13.8899
880 Carillon Pkwy
St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement
Plans
Omnibus	Class K	4,264,295.818	7.3373
ATTN NPIO Trade Desk

711 High Street
Des Moines, IA 50392-0001
ATTN Mutual Fund Ops
Mac & Co A/C 739862	Class K	3,109,550.453	5.3504
500 Grant Street Room 151-1010

Pittsburgh PA 15219-2502
F-29
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class K	13,215,810.253	22.7397
499 Washington Blvd	Class Y	22,116,664.683	9.6082
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Voya Retirement Insurance And
Annuity Company	Class K	3,879,369.094	6.675
One Orange Way B3n	Class R	1,791,009.069	32.8272
Windsor CT 06095-4773
Talcott Resolution Life Insurance C
Po Box 5051	Class R	857,750.436	15.7216
Hartford CT 06102
Massachusetts Mutual Life Insurance
1295 State Street Mip M200-Invst	Class R	312,041.144	5.7194
Springfield MA 01111
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	1,362,958.719	24.9815
West Des Moines IA 50266
Charles Schwab & Co Inc
Special Custody Account For The Benefit Of Customers
Attn: Mutual Funds	Class Y	27,410,164.968	11.9079
211 Main St
San Francisco CA 94105-1905
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class Y	17,031,335.972	7.399
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Pioneer U.S. Government Money Market Fund
		Number of	% of
Record Holder	Class	Shares	Class
Charles Schwab Trust Bank Cust	Class R	319,333.940	9.831
Plan Member Qualified Accounts
2423 E Lincoln Dr # 108004
Phoenix AZ 85016-1215
Ascensus Trust Company FBO	Class R	570,731.310	17.5705
Depietro Roofing Inc 401(K) 614138
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	287,639.030	8.8552
Baumann Waterworks 614300
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	181,448.870	5.5861
Olinda Partners 401k 614226
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	213,284.750	6.5662
Dean Gilbert Realtor 401k 614482
	F-30
		Number of	% of
Record Holder	Class	Shares	Class
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	177,972.560	5.4791
Grant Pudalov Pc Uni-K 614550
P O Box 10758
Fargo ND 58106-0758
Amundi Distributor US Inc	Class Y	27,950,000.000	38.9511
ATTN Corporate Accounting
60 State Street 13th Fl
Boston MA 02109-1800
MLPF&S	Class Y	40,342,367.646	56.2211
For The Sole Benefit Of
Its Customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
* Caceis Bank On Behalf Of Acajou is an affiliate of Amundi.

F-31

EXHIBIT G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The “Financial Highlights” tables incorporated by reference as described below are intended to help you understand each Acquired Fund’s financial performance for the past five fiscal years or the period of an Acquired Fund’s operations, if shorter, and for certain Acquired Funds an additional six month period as noted below. Certain information reflects financial results for a single Acquired Fund share. “Total Return” in the tables represent the rate at which an investor would have made or lost money in an investment in the Acquired Fund (assuming the reinvestment of all distributions). The financial highlights for each Acquired Fund for the fiscal years ended after December 31, 2023 and before December 31, 2024 have been audited by the Acquired Funds’ independent registered public accounting firm, Deloitte & Touche LLP and for the fiscal years ended on or after December 31, 2024 will be audited by the Acquired Funds’ appointed independent registered public accounting firm, Deloitte & Touche LLP. The information for the prior fiscal years was audited by the Acquired Funds’ former independent registered public accounting firm, Ernst & Young LLP. The independent registered public accounting firms’ reports, along with such Funds’ financial statements, are included in the Acquired Funds’ Annual Reports to shareholders for the most recently completed fiscal year ends, which are available on request, or online at https://www.amundi.com/usinvestors/Products/Mutual-Funds .

Financial Highlights

The below documents have been filed with the SEC and contain additional information about the Acquired Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

Pioneer AMT-Free Municipal Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-21460); and

•Financial statements and financial highlights included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-21460).

Pioneer Balanced ESG Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Bond Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR (as amended) for the fiscal year ended June 30, 2024 (SEC File No. 811-02864).

Pioneer CAT Bond Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-10395).

Pioneer Core Equity Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01835); and

G-1

•Financial statements and financial highlights included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01835).

Pioneer Active Credit Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21108).

Pioneer Disciplined Growth Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-08547).

Pioneer Disciplined Value Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21664).

Pioneer Equity Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-08657).

Pioneer Equity Premium Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Floating Rate Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01466); and

•Financial statements and financial highlights included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01466).

Pioneer Fundamental Growth Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

•Financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Global Sustainable Equity Fund

G-2

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer Global Sustainable Growth Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Global Sustainable Value Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer High Income Municipal Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer High Yield Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-09685).

Pioneer International Equity Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-07318).

Pioneer Intrinsic Value Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Mid Cap Value Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-06106).

Pioneer Multi-Asset Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Multi-Asset Ultrashort Income Fund

G-3

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

•Financial statements and financial highlights included in the Financial Statements filed on Form N-CSRS for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Securitized Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Select Mid Cap Growth Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-21460).

Pioneer Short Term Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21558).

Pioneer Solutions - Balanced Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21569).

Pioneer Strategic Income Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer U.S. Government Money Market Fund

•Report of the Independent Registered Public Accounting Firm and the audited financial statements and financial highlights included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-05099); and

•Financial statements and financial highlights included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-05099).

No other parts of the Acquired Funds’ Form N-CSR and Form N-CSRS filings are incorporated by reference herein.

G-4

EXHIBIT H

WHERE TO GET MORE INFORMATION

The below documents have been filed with the SEC and contain additional information about the Acquired Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

Pioneer AMT-Free Municipal Fund

•Prospectus dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460);

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-21460); and

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-21460).

Pioneer Balanced ESG Fund

•Prospectus dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781);

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Bond Fund

•Prospectus dated November 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-02864);

•SAI dated November 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-02864); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended June 30, 2024 (SEC File No. 811-02864).

Pioneer CAT Bond Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Core Equity Fund

•Prospectus dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01835);

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01835);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01835); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01835).

Pioneer Active Credit Fund

•Prospectus dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21108).

Pioneer Disciplined Growth Fund

•Prospectus dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08547);

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08547); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-08547).

Pioneer Disciplined Value Fund

•Prospectus dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21664);

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21664); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21664).

Pioneer Equity Income Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08657);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08657); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-08657).

Pioneer Equity Premium Income Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Floating Rate Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Fund

•Prospectus dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01466);

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01466);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01466); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01466).

Pioneer Fundamental Growth Fund

•Prospectus dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•SAI dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Global Sustainable Equity Fund

•Prospectus dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823);

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer Global Sustainable Growth Fund

•Prospectus dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223);

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Global Sustainable Value Fund

•Prospectus dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223);

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer High Income Municipal Fund

•Prospectus dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823);

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer High Yield Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-90789);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-90789); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-90789).

Pioneer International Equity Fund

•Prospectus dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-07318);

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-07318); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-07318).

Pioneer Intrinsic Value Fund

•Prospectus dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223);

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Mid Cap Value Fund

•Prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-06106);

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-06106); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-06106).

Pioneer Multi-Asset Income Fund

•Prospectus dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781);

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Multi-Asset Ultrashort Income Fund

•Prospectus dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•SAI dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Securitized Income Fund

•Prospectus dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781);

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Select Mid Cap Growth Fund

•Prospectus dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460);

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-21460).

Pioneer Short Term Income Fund

•Prospectus dated December 31, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21558);

•SAI dated December 31, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21558); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21558).

Pioneer Solutions - Balanced Fund

•Prospectus dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21569);

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21569); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21569).

Pioneer Strategic Income Fund

•Prospectus dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223);

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer U.S. Government Money Market Fund

•Prospectus dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-05099);

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-05099);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-05099); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-05099).

STATEMENT OF ADDITIONAL INFORMATION

February 7, 2025

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization (the “Reorganization”) of each fund identified in the chart below (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into a corresponding, newly formed series identified below under the heading “Acquiring Funds” (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”).

This SAI relates specifically to the Joint Special Meeting of Shareholders to be held on March 27, 2025 for each Acquired Fund listed below:

Acquiring Fund, each a series of
Acquired Fund	Victory Portfolios IV
Pioneer AMT-Free Municipal Fund, a series of Pioneer	Victory Pioneer AMT-Free Municipal
Series Trust II	Fund
Pioneer Balanced ESG Fund, a series of Pioneer Series	Victory Pioneer Balanced Fund
Trust IV
Pioneer Bond Fund, a series of Pioneer Bond Fund	Victory Pioneer Bond Fund

Pioneer CAT Bond Fund, a series of Pioneer Series	Victory Pioneer CAT Bond Fund
Trust VII
Pioneer Core Equity Fund, a series of Pioneer Series	Victory Pioneer Core Equity Fund
Trust XI
Pioneer Active Credit Fund, a series of Pioneer Series	Victory Pioneer Active Credit Fund
Trust X
Pioneer Disciplined Growth Fund, a series of Pioneer	Victory Pioneer Disciplined Growth
Series Trust XII	Fund
Pioneer Disciplined Value Fund, a series of Pioneer	Victory Pioneer Disciplined Value Fund
Series Trust III
Pioneer Equity Income Fund, a series of Pioneer Equity	Victory Pioneer Equity Income Fund
Income Fund
Pioneer Equity Premium Income Fund, a series of	Victory Pioneer Equity Premium Income
Pioneer Series Trust VI	Fund
Pioneer Floating Rate Fund, a series of Pioneer Series	Victory Pioneer Floating Rate Fund
Trust VI
Pioneer Fund, a series of Pioneer Fund	Victory Pioneer Fund

Pioneer Fundamental Growth Fund, a series of Pioneer	Victory Pioneer Fundamental Growth
Series Trust X	Fund
Pioneer Global Sustainable Equity Fund, a series of	Victory Pioneer Global Equity Fund
Pioneer Series Trust V
Pioneer Global Sustainable Growth Fund, a series of	Victory Pioneer Global Growth Fund
Pioneer Series Trust XIV
Pioneer Global Sustainable Value Fund, a series of	Victory Pioneer Global Value Fund
Pioneer Series Trust XIV
Pioneer High Income Municipal Fund, a series of	Victory Pioneer High Income Municipal
Pioneer Series Trust V	Fund
Pioneer High Yield Fund, a series of Pioneer High Yield	Victory Pioneer High Yield Fund
Fund
Pioneer International Equity Fund, a series of Pioneer	Victory Pioneer International Equity
Series Trust VIII	Fund
Pioneer Intrinsic Value Fund, a series of Pioneer Series	Victory Pioneer Intrinsic Value Fund
Trust XIV
Pioneer Mid Cap Value Fund, a series of Pioneer Mid	Victory Pioneer Mid Cap Value Fund

SAI-1
Cap Value Fund

Pioneer Multi-Asset Income Fund, a series of Pioneer	Victory Pioneer Multi-Asset Income
Series Trust IV	Fund
Pioneer Multi-Asset Ultrashort Income Fund, a series of	Victory Pioneer Multi-Asset Ultrashort
Pioneer Series Trust X	Income Fund
Pioneer Securitized Income Fund, a series of Pioneer	Victory Pioneer Securitized Income
Series Trust IV	Fund
Pioneer Select Mid Cap Growth Fund, a series of Pioneer	Victory Pioneer Select Mid Cap Growth
Series Trust II	Fund
Pioneer Short Term Income Fund, a series of Pioneer	Victory Pioneer Short Term Income
Short Term Income Fund	Fund
Pioneer Solutions - Balanced Fund, a series of Pioneer	Victory Pioneer Solutions - Balanced
Asset Allocation Trust	Fund
Pioneer Strategic Income Fund, a series of Pioneer	Victory Pioneer Strategic Income Fund
Series Trust XIV
Pioneer U.S. Government Money Market Fund, a series	Victory Pioneer U.S. Government
of Pioneer Money Market Trust	Money Market Fund

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Amundi Asset Management US, Inc., 60 State Street, Boston, Massachusetts 02109 or by calling 1-800-225-6292. You can also access this information at www.amundi.com/us .

SAI-2

CONTENTS OF THE SAI

This SAI consists of the cover page, the general information set forth below, and the documents described below, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

GENERAL INFORMATION

This SAI relates to the acquisition of the assets and liabilities of each Acquired Fund listed earlier by a corresponding Acquiring Fund. Each Acquiring Fund is a series of Victory Portfolios IV. Further information is included in the Joint Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL

INFORMATION

Because each Acquiring Fund was newly created for purposes of this transaction, no Acquiring Fund has published an annual or semi-annual report to shareholders or financial statements. Pro forma financial statements are not presented for the reorganization of each Acquired Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly created shell series of Victory Portfolios IV with no assets or liabilities that will commence operations upon consummation of the respective reorganization and, immediately following the Reorganization, continue the operations of the corresponding Acquired Fund. Each Acquired Fund shall be the accounting and performance survivor in the Reorganization and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Acquired Fund. This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

Pioneer AMT-Free Municipal Fund

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-21460); and

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-21460).

Pioneer Balanced ESG Fund

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Bond Fund

•SAI dated November 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-02864); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended June 30, 2024 (SEC File No. 811-02864).

SAI-3

Pioneer CAT Bond Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Core Equity Fund

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01835);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01835); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01835).

Pioneer Active Credit Fund

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21108).

Pioneer Disciplined Growth Fund

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08547); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-08547).

Pioneer Disciplined Value Fund

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21664); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21664).

Pioneer Equity Income Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08657); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-08657).

Pioneer Equity Premium Income Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

SAI-4

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Floating Rate Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21978); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-21978).

Pioneer Fund

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-01466);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-01466); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-01466).

Pioneer Fundamental Growth Fund

•SAI dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Global Sustainable Equity Fund

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer Global Sustainable Growth Fund

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Global Sustainable Value Fund

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

SAI-5

Pioneer High Income Municipal Fund

•SAI dated December 27, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21823); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21823).

Pioneer High Yield Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-90789); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-90789).

Pioneer International Equity Fund

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-07318); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-07318).

Pioneer Intrinsic Value Fund

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer Mid Cap Value Fund

•SAI dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-06106); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended October 31, 2024 (SEC File No. 811-06106).

Pioneer Multi-Asset Income Fund

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Multi-Asset Ultrashort Income Fund

•SAI dated August 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21108);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended March 31, 2024 (SEC File No. 811-21108); and

SAI-6

•Financial statements included in the Financial Statements filed on Form N-CSRS for the six months ended September 30, 2024 (SEC File No. 811-21108).

Pioneer Securitized Income Fund

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21781); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21781).

Pioneer Select Mid Cap Growth Fund

•SAI dated April 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21460); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-21460).

Pioneer Short Term Income Fund

•SAI dated December 31, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21558); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended August 31, 2024 (SEC File No. 811-21558).

Pioneer Solutions - Balanced Fund

•SAI dated December 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-21569); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended July 31, 2024 (SEC File No. 811-21569).

Pioneer Strategic Income Fund

•SAI dated February 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-09223); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended September 30, 2024 (SEC File No. 811-09223).

Pioneer U.S. Government Money Market Fund

•SAI dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-05099);

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Financial Statements filed on Form N-CSR for the fiscal year ended December 31, 2023 (SEC File No. 811-05099); and

•Financial statements included in the included in the Financial Statements filed on Form N-CSRS for the six months ended June 30, 2024 (SEC File No. 811-05099).

The Statements of Additional Information of the Acquiring Funds are included as Exhibit A.

SAI-7

SAI-8

EXHIBIT A

STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUNDS

The Acquiring Funds are newly created shell series of Victory Portfolios IV. The attached Statements of Additional Information (“SAIs”) for the Acquiring Funds generally provide additional information about the Acquiring Funds that is not required to be in the Acquiring Funds’ prospectuses.

SAI-9

VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

FUND NAME	CLASS	CLASS	CLASS	CLASS	CLASS
	A	C	R6	R	Y
Victory Pioneer Fundamental Growth Fund	PIGFX	FUNCX	PFGKX	PFGRX	FUNYX
Victory Pioneer Multi-Asset Ultrashort Income Fund	MAFRX	MCFRX	MAUKX	—	MYFRX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into the Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

1

GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS .........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	39
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	39
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	44
TRUSTEES AND OFFICERS...........................................................................................................................................................................	45
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	54
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	54
PORTFOLIO MANAGERS ..............................................................................................................................................................................	60
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	61
CODE OF ETHICS ...........................................................................................................................................................................................	64
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	64
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	64
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS.............................................................................................................................	66
TAXES ...	67
ADDITIONAL INFORMATION......................................................................................................................................................................	73
APPENDIX A....................................................................................................................................................................................................	80
APPENDIX B....................................................................................................................................................................................................	88

2

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of two series of the Trust (each a “Fund”) and collectively, the “Funds”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Fundamental Growth Fund	Victory Pioneer Fundamental Growth Fund
Pioneer Multi-Asset Ultrashort Income Fund	Victory Pioneer Multi-Asset Ultrashort Income Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

3

(2)more than 50% of the outstanding shares of the Fund. Each Fund’s fundamental policies are as follows:

(1)Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)Each Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the

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same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Funds’ underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit the Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

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With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Victory Pioneer Multi-Asset Ultrashort Income Fund generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

A Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

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The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Funds have adopted this non- fundamental policy in order that the Funds may be a permitted investment of the series of Pioneer Asset Allocation Trust, which invest all of their assets in other investment companies. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non- fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and each Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

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The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (“IPOs”) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Special Purpose Acquisition Companies

The Victory Pioneer Fundamental Growth Fund may invest in stock, warrants, rights, and other interests issued by special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool Funds to seek potential acquisition opportunities, including the “founder’s” shares and warrants described below. A SPAC is a publicly traded company that raises investment capital via an IPO for the purpose of identifying and acquiring one or more operating businesses or assets. In connection with forming a SPAC, the SPAC’s sponsors acquire “founder’s” shares, generally for nominal consideration, and warrants that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO. At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a specific acquisition opportunity. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested Funds are returned to the SPAC’s public shareholders, the warrants expire, and the “founder’s” shares and such warrants become worthless. Because SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions), the potential for the long term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which a Fund invests will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a

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sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non- Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the United States. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States;

(ii)economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on

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foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These

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actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Funds, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

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Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Funds) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Funds to numerous risks, including the risk that the Funds may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Funds, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, each Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. Each Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, each Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of

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securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

Each Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two

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currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While a Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, each Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the

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premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. A Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

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Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

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•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so- called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. A Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may

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have to sell assets at inopportune times to satisfy its obligations. A Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and a Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for

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uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone.

However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. Each Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

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Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

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Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. A Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the United States on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset

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by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. Each Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Equity swaps, caps, floors, and collars

The Victory Pioneer Fundamental Growth Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Interest rate swaps, collars, caps, and floors

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In order to hedge the value of the portfolio against interest rate fluctuations or to enhance a Fund’s income, the Victory Pioneer Multi- Asset Ultrashort Income Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, a Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase a Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). A Fund is not required to hedge its portfolio and may choose not to do so. The Funds cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect a Fund from a reduction in yield due to falling interest rates and may permit a Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

A Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. A Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. A Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of a Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Victory Pioneer Multi-Asset Ultrashort Income Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Victory Pioneer Multi-Asset Ultrashort Income Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by a Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects a Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, a Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of a Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or a Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Victory Pioneer Multi-Asset Ultrashort Income Fund may enter generally will involve both

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the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to a Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, a Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Credit default swap agreements

The Victory Pioneer Multi-Asset Ultrashort Income Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. Each Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund will receive no return on the stream of payments made to the seller.

However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by a Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to a Fund as seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Each Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If a Fund holds a long position in a CDX, a Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives

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income from principal or interest paid on the underlying securities. By investing in CDXs, a Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

Credit-linked notes

The Victory Pioneer Multi-Asset Ultrashort Income Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange traded notes

The Victory Pioneer Multi-Asset Ultrashort Income Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. A Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Debt securities and related investments

Debt securities selection

In selecting debt securities for a Fund, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. A Fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of

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high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of each Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater

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volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Municipal obligations

The Victory Multi-Asset Ultrashort Income Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

The Victory Multi-Asset Ultrashort Income Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

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The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Victory Capital determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. Each Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage- backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Victory Multi-Asset Ultrashort Income Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-

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through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

The Victory Multi-Asset Ultrashort Income Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

A Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

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The Victory Multi-Asset Ultrashort Income Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Victory Multi-Asset Ultrashort Income Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. Each Fund may invest in loans in different ways. Each Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans. It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, a Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if a Fund had made a direct investment in the underlying corporate loan.

The Victory Multi-Asset Ultrashort Income Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. Each Fund may acquire participation interests from the financial institution or from another investor. Each Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit

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risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non- payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of a Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Each Fund will generally rely upon the agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, a Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Victory Multi-Asset Ultrashort Income Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which a Fund owns interests. Such banks may also act as agents for loans held by a Fund.

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Reorganizational financings. The Victory Multi-Asset Ultrashort Income Fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, a Fund’s only recourse will be against the property securing the DIP financing.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR- based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

The Victory Multi-Asset Ultrashort Income Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Victory Multi-Asset Ultrashort Income Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, a Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by a Fund.

Insurance-linked securities

The Victory Multi-Asset Ultrashort Income Fund may invest in insurance-linked securities (ILS). A Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the

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occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. A Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

A Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact a Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, a Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, a Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in Reinsurance Notes and therefore place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to a Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event- linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, a Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Victory Multi-Asset Ultrashort Income Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at

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regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, a Fund may receive no interest.

Inflation-protected fixed income securities

The Victory Multi-Asset Ultrashort Income Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, a Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase

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price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. A Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. A Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

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Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points (“bps”; 100 basis points = 1%) if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the adviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. A Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on

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the collateral, but will earn a fee from the borrower. A Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Funds’ Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. A Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. The Funds did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Each Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

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DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

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The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain

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investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

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The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended March 31, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer Fundamental Growth Fund	$11,072

42

Predecessor Fund	2024
Pioneer Multi-Asset Ultrashort Income Fund	$214

Sample Calculation of Maximum Offering Price

Class A shares of the Victory Pioneer Fundamental Growth Fund is sold with a maximum initial sales charge of 5.75%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Equity Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

Victory Pioneer Fundamental Growth Fund

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class R and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A, Class C and Class R shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

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Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Funds will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent instructions. The Funds may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

44

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and		Jersey State Civil Service
	removal.	securities services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
Jr. (74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018);
	elected or	Vice Chairman – The Dreyfus
	earlier	Corporation (2005 – 2018):
	retirement or	Executive Vice President Head of
	removal.	Product, BNY Mellon Investment
Management (2007-2012);
Executive Director- Product
Strategy, Mellon Asset Management
(2005-2007); Executive Vice

President Head of Products,

Marketing and Client Service,

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.

Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings, Inc.
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		(financial services holding company)
Trustee	until a	(2022 – present); Partner, England &		(2022 – present); Board Member of
	successor	Company, LLC (advisory firm)		Carver Bancorp, Inc. (holding
	trustee is	(2012 – 2022); Group Head –		company) and Carver Federal
	elected or	Leveraged Finance Distribution,		Savings Bank, NA (2017 – present);
	earlier	Oppenheimer & Company		Advisory Council Member,
	retirement or	(investment bank) (2006 – 2012);		MasterShares ETF (2016 – 2017);
	removal.	Group Head – Private Finance &		Advisory Council Member, The
		High Yield Capital Markets		Deal (financial market information
		Origination, SunTrust Robinson		publisher) (2015 – 2016); Board Co-
		Humphrey (investment bank) (2003		Chairman and Chief Executive
		– 2006); and Founder and Chief		Officer, Danis Transportation
		Executive Officer, HNY Associates,		Company (privately-owned
		LLC (investment bank) (1996 –		commercial carrier) (2000 – 2003);
		2003)		Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – 2022); and Board
Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments Group,
	elected or	American International Group, Inc.
	earlier	(insurance company) (1993 – 2001);
	retirement or	Vice President Corporate Finance
	removal.	and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);

Vice President – Asset/Liability

Management Group, Federal Farm

46

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Funding Corporation (government- sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial
Models (technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory
Trustee	until a	Capital Management Inc.; Chief		Portfolios II (30 portfolios); Trustee,
	successor	Executive Officer and Chairman		Victory Portfolios III (45 portfolios);
	trustee is	(2013-present), Victory Capital		Trustee, Victory Portfolios IV (29
	elected or	Holdings, Inc.; Director, Victory		portfolios); Trustee, Victory
	earlier	Capital Services, Inc. (2013-present);		Variable Insurance Funds (6
	retirement or	Director, Victory Capital Transfer		portfolios)
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-present);
	the Board	Manager, Fund Administration, the
Adviser; Treasurer and Principal

Financial Officer (2020-2022),

Assistant

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Treasurer (2019), Salient MF Trust,

Salient Midstream,

MLP Fund and Forward Funds; Principal Financial Officer (2018- 2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020- 2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as resident of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board
Director, Third-Party Dealer Services 159	None

&Reg Administration, Fund Administration, the Adviser

(2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board

Director, Regulatory Administration, 159 None

Fund Administration, the Adviser (2019-present). Ms.

McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher	Since 2024.
Ponte (40)	Serves at the
Assistant	discretion of
Treasurer	the Board

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023- present); Victory Capital

Transfer Agency, Inc. (2023-present); Manager, Fund

Administration, the Adviser (2017- 2023); Chief

48

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Financial Officer, Victory Capital

Services, Inc. (since

2018). Mr. Ponte also serves as Assistant Treasurer of

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Sean Fox (48)	Since 2024.
Chief Compliance	Serves at the
Officer	discretion of
the Board

Sr. Compliance Officer, the Adviser 159 None

(2019-Present);

Compliance Officer, the Adviser (2015-2019). Mr. Fox

also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti-Money Laundering

Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an

49

investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a

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shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

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Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Name of Trustee of Predecessor		Overseen by Trustee in the
Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	Pioneer Fundamental Growth Fund: $10,001 - $50,000	Over $100,000
Diane Durnin	Pioneer Fundamental Growth Fund: Over $100,000	Over $100,000
Benjamin M. Friedman	Pioneer Fundamental Growth Fund: Over $100,000	Over $100,000
Craig C. MacKay	Pioneer Multi-Asset Ultrashort Income Fund: Over $100,000	Over $100,000
Lorraine H. Monchak	None	Over $100,000

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Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Name of Trustee of Predecessor		Overseen by Trustee in the
Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	Pioneer Fundamental Growth Fund: Over $100,000	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information – Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$74,877.26	$0.00	$312,100.00
Diane Durnin	$71,484.16	$0.00	$299,762.00
Benjamin M. Friedman	$80,226.04	$0.00	$331,190.00
Craig C. MacKay	$70,046.35	$0.00	$294,177.00
Lorraine H. Monchak	$81,645.97	$0.00	$336,353.00
Thomas J. Perna	$99,796.29	$0.00	$402,100.00
Fred J. Ricciardi	$79,934.29	$0.00	$330,853.00
TOTAL	$558,010.36	$0.00	$2,599,551.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended March 31, 2024. As of March 31, 2024, there were 46 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

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Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Pioneer Fundamental Growth Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC
For Exclusive Benefit	Class A	2,676,034.968	6.3872
Of Our Customers
	Class K	9,475,810.344	30.1582
499 Washington Blvd
	Class Y	17,269,833.786	13.3464
ATTN Mutual Funds Dept 4th Floor

Jersey City, NJ 07310-2010
Schwab Reinvestment Of
Distributions	Class A	4,476,786.265	10.6852
211 Main St

San Francisco CA 94105-1905
Wells Fargo Clearing Services LLC	Class A	2,495,377.517	5.956
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	1,001,472.790	15.2195
2801 Market St
	Class Y	7,081,074.722	5.4723
Saint Louis MO 63103-2523

Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class A	2,467,185.456	5.8887
ATTN Mutual Funds	Class C	817,084.763	12.4173
211 Main Street	Class Y	6,632,385.171	5.1256
San Francisco CA 94105-1905
Morgan Stanley Smith Barney LLC	Class A	3,384,454.716	8.078
For The Exclusive Bene Of Its Cust
	Class C	1,068,359.170	16.236
1 New York Plz Fl 12
	Class Y	24,911,128.855	19.2516
New York NY 10004-1932

MLPF&S For The Sole Benefit Of
Its Customers	Class A	4,401,738.779	10.5061
Mutual Fund Administration	Class K	1,675,630.196	5.3329
4800 Deer Lake Drive East 2nd Floor	Class Y	12,870,240.534	9.9463
Jacksonville FL 32246-6484
Pershing LLC
1 Pershing Plz	Class C	364,361.429	5.5372
Jersey City NJ 07399-0001
LPL Financial
--Omnibus Customer Account--	Class C	575,240.358	8.742
Attn: Mutual Fund Trading
	Class Y	8,848,857.013	6.8385
4707 Executive Dr

San Diego CA 92121-3091
Raymond James	Class C	692,046.765	10.5171
Omnibus for Mutual Funds
	Class Y	11,507,341.509	8.893
Attn: Courtney Waller

54

		Number of	% of
Record Holder	Class	Shares	Class
880 Carillon Pkwy
St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans
Omnibus
ATTN NPIO Trade Desk	Class K	1,827,359.446	5.8158
711 High Street
Des Moines, IA 50392-0001
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access
Product	Class K	5,457,173.131	17.12
1 Lincoln St	Class R	2,513,486.672	62.4563
Boston MA 02111-2901
Empower Trust FBO
Employee Benefit Clients 401k	Class K	1,654,204.280	5.2648
8515 E Orchard Rd 2t2

Greenwood Village CO 80111
Voya Retirement Insurance And
Annuity Company	Class K	2,796,764.623	8.9011
One Orange Way B3n

Windsor CT 06095-4773
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	596,316.853	14.8176
West Des Moines IA 50266
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept	Class Y	11,076,180.139	8.5598
211 Main St
San Francisco CA 94105-1905
Pioneer Multi-Asset Ultrashort Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
JP Morgan Securities LLC
Omnibus Account For The Exclusive
Benefit Of Customers	Class A	57,224,439.398	21.9718
4 Chase Metrotech Ctr

3rd Fl Mutual Fund Department
Brooklyn, NY 11245
Pershing LLC	Class A	15,638,058.564	6.0044
1 Pershing Plaza	Class C	697,847.453	12.4143
Jersey City, NJ 07399-0001	Class Y	21,148,263.919	5.2011
LPL Financial
--Omnibus Customer Account--	Class A	16,185,192.626	6.2145
Attn: Mutual Fund Trading	Class C	1,056,196.603	18.7891
4707 Executive Dr	Class Y	32,193,144.923	7.9175
San Diego CA 92121-3091
American Enterprise Investment Svc
FBO #41999970	Class A	39,550,052.006	15.1856
For The Exclusive Benefit
	Class Y	51,755,441.505	12.7286
Of Our Clients

707 2nd Ave S Minneapolis, MN 55402
RBC Capital Markets LLC
Mutual Fund Omnibus Processing Omnibus
ATTN Mutual Fund Ops Manager	Class A	14,398,951.253	5.5286
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
National Financial Services LLC	Class C	288,170.218	5.1264

55

		Number of	% of
Record Holder	Class	Shares	Class
For Exclusive Benefit	Class K	2,819,651.758	5.0216
Of Our Customers	Class Y	24,630,649.530	6.0576
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Charles Schwab & Co Inc
Special Custody A/C FBO Customers
ATTN Mutual Funds	Class C	657,386.685	11.6945
211 Main Street
San Francisco CA 94105-1905
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class C	393,476.695	6.9997
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Raymond James
Omnibus for Mutual Funds	Class C	1,928,128.218	34.3002
Attn: Courtney Waller
	Class Y	30,911,077.178	7.6022
880 Carillon Pkwy

St. Petersburg, FL 33716
MLPF&S
For The Sole Benefit Of
Its Customers	Class C2	677,680.155	94.2049
Mutual Fund Administration	Class Y	27,592,117.634	6.7859
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Texas Treasury Safekeeping Trust Co
Dtd 10/29/1986
Paul Ballard Ceo	Class K	47,589,087.149	84.753
208 E 10th Street 4th Floor
Austin TX 78701-3014
Wells Fargo Clearing Services LLC
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	22,707,934.818	5.61
2801 Market St

Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class A	80,034,438.739	30.73
1 New York Plz Fl 12	Class Y	126,038,310.566	30.9974
New York NY 10004-1932

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

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The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds. The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
Victory Pioneer Fundamental Growth Fund	0.65% of the Fund’s average daily net assets up to $1 billion, 0.60%
of the next $6.5 billion of the Fund’s average daily net assets and
0.55% of the Fund’s average daily net assets over $7.5 billion

Victory Pioneer Multi-Asset Ultrashort Income Fund	0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended March 31, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Pioneer Fundamental Growth Fund	Gross Fee Incurred	$38,083,083	$32,485,763	$42,109,087
Pioneer Fundamental Growth Fund	Net Fee Paid	$38,083,083	$32,485,763	$42,109,087
Pioneer Multi-Asset Ultrashort Income Fund	Gross Fee Incurred	$14,474,428	$14,173,086	$15,185,201
Pioneer Multi-Asset Ultrashort Income Fund	Net Fee Paid	$14,474,428	$14,173,086	$15,185,201

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee

57

and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended March 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended March 31, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund and Victory Capital, and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates,

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except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended March 31, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2024	2023	2022
Pioneer Fundamental Growth Fund	$1,563,183	$1,447,283	$1,699,055
Pioneer Multi-Asset Ultrashort Income Fund	$1,126,653	$1,158,954	$1,178,449

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly- owned subsidiary of Amundi US.

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PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Fundamental Growth Fund

Number of
				Accounts	Assets
Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Andrew Acheson	Other Registered Investment	1	$821,477	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	4	$5,431,522	1	$3,779,900
	Other Accounts	50	$7,447,907	N/A	N/A
Yves Raymond	Other Registered	1	$821,477	N/A	N/A

	Investment Companies
	Other Pooled Investment Vehicles	4	$5,431,522	1	$3,779,900
	Other Accounts	50	$7,447,907	N/A	N/A
David Chamberlain	Other Registered Investment	1	$821,477	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	4	$5,431,522	1	$3,779,900
	Other Accounts	49	$7,278,072	N/A	N/A
Matthew Gormley	Other Registered Investment	1	$821,477	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	4	$5,431,522	1	$3,779,900
	Other Accounts	49	$7,278,072	N/A	N/A
Victory Pioneer Multi-Asset Ultrashort Income Fund

Jonathan Sharkey	Other Registered Investment Companies	4	$1,161,850	N/A	N/A
	Other Pooled Investment Vehicles	1	$245,376	N/A	N/A
	Other Accounts	1	$403,661	N/A	N/A
Nicolas	Other Registered	2	$1,287,329	N/A	N/A
Pauwels	Investment Companies
	Other Pooled Investment Vehicles	2	$784,061	2	$784,061
	Other Accounts	5	$827,129	1	$179,909
Noah	Other Registered Investment Companies	2	$1,287,329	N/A	N/A
Funderburk	Other Pooled Investment Vehicles	2	$784,061	2	$784,061

	Other Accounts	5	$374,869	2	$224,772

Fund Ownership

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As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of the Victory Pioneer Fundamental Growth Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of the Victory Pioneer Multi- Asset Ultrashort Income Fund pay the Distributor a distribution and service fee of 0.20%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d)

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payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of the Victory Pioneer Fundamental Growth Fund pay the Distributor a distribution and service fee of 1.00%. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of the Victory Pioneer Multi-Asset Ultrashort Income Fund pay the Distributor a distribution and service fee of 0.50%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan

Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor

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unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended March 31.

Pioneer Fundamental Growth Fund

For the Fiscal Years Ended March 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$83,008	$63,838	$97,788
Approximate Commissions Reallowed to Dealers (Class A shares)	$516,875	$516,875	$516,875
Approximate Commissions Reallowed to Dealers (Class C shares)	N/A	N/A	N/A
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$360,643	$397,417	$593,613
Pioneer Multi-Asset Ultrashort Income Fund
For the Fiscal Years Ended March 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$0	$0	$0
Approximate Commissions Reallowed to Dealers (Class A shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$2,707	$31,470	$11,152

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended March 31, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined	PredecessorPredecessorPredecessor
	PredecessorFund Class Fund Class Fund Class
	Fund Plan	A Plan	C Plan	R Plan1
Pioneer Fundamental Growth Fund	$5,746,854	$2,992,924	$2,203,960	$549,970
Pioneer Multi-Asset Ultrashort Income Fund	$2,850,073	$2,465,439	$343,782	$40,852

1Payments made by Class R shares of each Predecessor Fund. Victory Pioneer Multi-Asset Ultrashort Income Fund does not offer Class R shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended March 31, 2024 is set forth in the following tables:

Pioneer	Payments
Fundamental	to Servicing		Sales	Printing
Growth Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$2,964,880	$4,382	$19,813	$3,849	$2,992,924
Class C	$2,059,449	$22,162	$103,235	$19,114	$2,203,960
Class R	$549,970	$549,970	$549,970	$549,970	$549,970

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended March 31, 2024).

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Pioneer Multi-Asset	Payments
Ultrashort Income	to Servicing		Sales	Printing
Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$2,458,387	$1,082	$5,0202	$948	$2,465,439
Class C	$343,782	$0	$0	$0	$343,782
Class C2	$36,365	$649	$3,216	$622	$40,852

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended March 31, 2024).

Service plan for Class R shares

The Victory Pioneer Fundamental Growth Fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the Fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Fund.

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Victory Capital pursuant to authority contained in the Funds’ management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of

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securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended March 31, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended March 31, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Fundamental Growth Fund	$360,643	$397,417	$593,613
Pioneer Multi-Asset Ultrashort Income Fund	$2,707	$31,470	$11,152

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

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The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended March 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended March 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended March 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of March 31, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

Pioneer Fundamental Growth Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Multi-Asset Ultrashort Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Barclays	Debt	$38,761
Bank of Nova Scotia	Debt	$45,871
Bank of America	Debt	$49,320
Citibank	Debt	$28,941
Toronto Dominion Bank	Debt	$32,450
Royal Bank of Canada	Debt	$42,674
Goldman Sachs	Debt	$47,903
JPMorgan	Debt	$42,540
Wells Fargo	Debt	$23,687
Mizuho Financial Group	Debt	$38,761

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended March 31, 2024 and 2023 was:

	2024	2023
Pioneer Fundamental Growth Fund	15%	12%
Pioneer Multi-Asset Ultrashort Income Fund	57%	34%

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

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The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer Fundamental Growth Fund generally pays dividends annually. The Pioneer Multi-Asset Ultrashort Income Fund declares dividends daily and normally pays dividends on the last business day of each month.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. A Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

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The tax treatment of certain insurance-linked securities is not entirely clear. Certain of the Victory Pioneer Multi-Asset Ultrashort Income Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, a Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Victory Pioneer Fundamental Growth Fund generally pays dividends from any net investment income in December. The Victory Pioneer Multi-Asset Ultrashort Income Fund declares a dividend from any net investment income (other than capital gains) each business day and generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. Each Fund generally distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for a Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from a Fund to that shareholder will be reinvested automatically in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. In general, assuming that a Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

The Victory Pioneer Multi-Asset Ultrashort Income Fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. The Fund is permitted to acquire stock of corporations, and it is, therefore, possible that a portion of the Fund’s distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or

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otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of March 31, 2024

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Capital loss carryforwards are available to offset future realized capital gains. At March 31, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

		Pioneer Multi-Asset Ultrashort
	Pioneer Fundamental Growth Fund	Income Fund
Short-term	$0	$157,372,069
Long-term	$0	$117,325,054
Total	$0	$274,697,123

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

A Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, generally will be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

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Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory Pioneer fund (or any other shares of a Victory Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.

However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the

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recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Each Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement,

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shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally will require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Victory Pioneer Fundamental Growth Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, a Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes, or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption generally is available to the extent the Victory Pioneer Multi-Asset Ultrashort Income Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of Shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds, designated as Class A, Class C, Class C2, Class R6, Class R, and Class Y shares.

Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which

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case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial statements

The audited financial statements of the Predecessor Funds, for the fiscal year ended March 31, 2024 are incorporated by reference herein.

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Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the

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complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in

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the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on

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	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general

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liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the

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Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

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VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

	CLASS	CLASS	CLASS	CLASS	CLASS
FUND NAME	A	C	R6	R	Y
Victory Pioneer Bond Fund	PIOBX	PCYBX	PBFKX	PBFRX	PICYX

The Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of the Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS .........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	37
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	38
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	44
TRUSTEES AND OFFICERS...........................................................................................................................................................................	44
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	52
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	54
PORTFOLIO MANAGERS ..............................................................................................................................................................................	57
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	58
CODE OF ETHICS ...........................................................................................................................................................................................	60
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	61
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	61
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS.............................................................................................................................	63
TAXES ...	63
ADDITIONAL INFORMATION......................................................................................................................................................................	69
APPENDIX A....................................................................................................................................................................................................	76
APPENDIX B....................................................................................................................................................................................................	84

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of one series of the Trust (the “Fund”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Fund’s investment adviser. The Fund’s investment objective(s), restrictions, and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new Fund or liquidate the Fund or share class at any time.

The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed for the purpose of completing the reorganization (“Reorganization”) with the Pioneer Bond Fund (the “Predecessor Fund” or the “Amundi Fund”).

As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Fund.

Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

The Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Fund’s investment policies set forth in the Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. If the value of the Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund

The Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2)more than 50% of the outstanding shares of the Fund.

The Fund’s fundamental policies are as follows:

(1) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC

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staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

The Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained.

This does not mean that the staff’s position on this issue has changed.

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With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Fund may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit the Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit the Fund’s purchases of illiquid investments to 15% of net assets. If

5

the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of the Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than the Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Fund generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of the SAI, the Fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the Fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which the Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Fund may change any source used for determining industry classifications without shareholder approval.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is classified as an open-end investment company. The Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. The Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of the Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, the Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

The Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Fund has adopted this non-

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fundamental policy in order that the Fund may be a permitted investment of the series of Pioneer Asset Allocation Trust, which invest all of their assets in other investment companies. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non- fundamental restriction will not apply.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Debt securities and related investments

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of the Fund’s investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

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U.S. government securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the Fund.

Municipal obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

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The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage- backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic

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turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Victory Capital determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage- backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Victory Capital may

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determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass- through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The

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subordinated notes are typically of a lower credit quality and have a higher risk of default. The Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

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Direct investment in loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan.

The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non- payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may

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include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR- based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand

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for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund.

Insurance-linked securities

The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event- linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Reinsurance Notes and therefore place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event- linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes

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and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay- in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Inflation-protected fixed income securities

The Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and stock purchase rights

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

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The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Non-U.S. investments

Equity securities of non-U.S. issuers

The Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

The Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non- Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including

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potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

The Fund may invest in securities of issuers in countries with emerging economies or securities markets. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things:

(i)authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation

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and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject

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to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments, and the value of such investments held by the Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China. Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The U.S. has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the Fund.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between

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Mainland China and Hong Kong. The Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for the Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to the Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

The Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, the Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of the Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and other taxes

The Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Fund’s investments in such countries. These taxes may reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

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The Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the Fund. For example, where the Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to the Fund’s benchmark, the Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of

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currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities.

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the

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underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

The Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so. The Fund is unable to predict how any such attempt, if successful, may affect the Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as The Bank of New York Mellon (“BNY Mellon”), the Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities held by those investment companies. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange traded funds

The Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends

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on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

The Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in the Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If the Fund’s real estate related investments are concentrated in one geographic area or property type, the Fund will be particularly subject to the risks associated with that area or property type

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Such indirect expenses are not reflected in the fee table or expense example in the Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so- called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not

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diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non- U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the Fund to additional risks and may increase the volatility of the Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs.

The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

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Options on securities and securities indices

The Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund has no control over when it may be required to purchase the underlying securities. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

Writing call and put options on securities indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

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The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. The Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

The Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and

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is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The Fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for the Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

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The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Interest rate swaps, collars, caps and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the Fund’s income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-

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paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.

Total return swaps, caps, floors and collars

The Fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The Fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact the Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.

Credit default swap agreements

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the reference obligation. The Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund as seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

The Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. The Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by

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the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Credit-linked notes

The Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange traded notes

The Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Commodity-linked investments

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the Fund’s investments in commodity- linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

The Fund may gain exposure to commodities by investing in ETFs. ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations would hurt the value of

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such ETF’s securities. Additionally, some commodity ETFs invest in commodity futures, which can lose money even when commodity prices are rising.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of the Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, the Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying Fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying Fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Illiquid investments

The Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid investments exceeds this percentage limitation, the Fund will

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consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the Fund’s liquidity risk management program. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If the Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

The Fund may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The Fund may engage in short sales of securities only against the box.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

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Dollar rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

The Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

Lending of portfolio securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of the Fund’s total assets. The Fund did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from

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another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, the Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. The Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

The Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix

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system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by the Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

The Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days’ notice prior to terminating or modifying the Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

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The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in the Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Fund will automatically convert to Class A shares under circumstances described in the Fund’s Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in the Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Fund to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of the Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of the Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in the Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of the Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of the Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y

39

shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in the Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fund.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory

40

funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Fund with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended June 30, 2024, the Predecessor Fund paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer Bond Fund	$7,522

Sample Calculation of Maximum Offering Price

Class A shares of the Fund are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

Fixed Income Funds

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R6, Class R, and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

41

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

The Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable such Fund to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Fund and its shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase

Systematic withdrawal plan(s) (“SWP”) (Class A, Class C and Class R shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option. Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, the Fund’s transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

42

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

43

MANAGEMENT OF THE TRUST

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Fund is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Fund’s various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and securities		Jersey State Civil Service
	removal.	services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
Jr. (74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018); Vice
	elected or	Chairman – The Dreyfus Corporation
	earlier	(2005 – 2018): Executive Vice
	retirement or	President Head of Product, BNY
	removal.	Mellon Investment Management
(2007-2012); Executive Director-
Product Strategy, Mellon Asset
Management (2005-2007); Executive
Vice President Head of Products,
Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005);

Senior Vice President Strategic

Product and Business Development,

44

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.
Craig C. MacKay	Trustee since	Senior Advisor, England &	43
(61)	2024. Serves	Company, LLC (advisory firm)
Trustee	until a	(2022 – present); Partner, England &
	successor	Company, LLC (advisory firm)
	trustee is	(2012 – 2022); Group Head –
	elected or	Leveraged Finance Distribution,
	earlier	Oppenheimer & Company
	retirement or	(investment bank) (2006 – 2012);
	removal.	Group Head – Private Finance &
High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003 –
2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 –
2003)

Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co- Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – 2022); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199 SEIU 43	None
Monchak (68)	2024. Serves	Funds (healthcare workers union
Trustee	until a	pension funds) (2001 – present);
	successor	Vice President – International
	trustee is	Investments Group, American
	elected or	International Group, Inc. (insurance
	earlier	company) (1993 – 2001); Vice
	retirement or	President Corporate Finance and
	removal.	Treasury Group, Citibank, N.A.(1980
– 1986 and 1990 – 1993); Vice
President – Asset/Liability
Management Group, Federal Farm
Funding Corporation (government-
sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton,

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Inc. (investment bank) (1987 –
1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial
Models (technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory
Trustee	until a	Capital Management Inc.; Chief		Portfolios II (30 portfolios); Trustee,
	successor	Executive Officer and Chairman		Victory Portfolios III (45 portfolios);
	trustee is	(2013-present), Victory Capital		Trustee, Victory Portfolios IV (29
	elected or	Holdings, Inc.; Director, Victory		portfolios); Trustee, Victory Variable
	earlier	Capital Services, Inc. (2013-present);		Insurance Funds (6 portfolios)
	retirement or	Director, Victory Capital Transfer
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-present);
	the Board	Manager, Fund Administration, the
Adviser; Treasurer and Principal
Financial Officer (2020-2022),
Assistant
Treasurer (2019), Salient MF Trust,
Salient Midstream,
MLP Fund and Forward Funds;
Principal Financial Officer (2018-
2021) and Treasurer (2020-2021),

46

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020- 2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as resident of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board
Director, Third-Party Dealer Services 159	None

&Reg Administration, Fund Administration, the Adviser

(2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board

Director, Regulatory Administration, 159 None

Fund Administration, the Adviser (2019-present). Ms.

McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher	Since 2024.
Ponte (40)	Serves at the
Assistant	discretion of
Treasurer	the Board

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023- present); Victory Capital

Transfer Agency, Inc. (2023-present); Manager, Fund

Administration, the Adviser (2017- 2023); Chief

Financial Officer, Victory Capital Services, Inc. (since

2018). Mr. Ponte also serves as Assistant Treasurer of

Victory Portfolios, Victory Portfolios

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Sean Fox (48)	Since 2024.
Chief Compliance	Serves at the
Officer	discretion of
the Board

Sr. Compliance Officer, the Adviser 159 None

(2019-Present);

Compliance Officer, the Adviser (2015-2019). Mr. Fox

also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti-Money Laundering

Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment

48

company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Fund, and assists the Board in the oversight of Victory Capital as the valuation designee of the Fund.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve

49

diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund and whether the person is willing and able to contribute positively to the decision-making process of the Fund;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Fund and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Fund and the management company, and to act in the interests of the Fund;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Fund, including the oversight of the identification of risks and the

50

management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Most of the Fund’s investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund or Victory Capital and its affiliates or other service providers. Because most of the Fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

It is important to note that the Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Fund owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Fund.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies
Overseen by Trustee in the
Name of Trustee of Predecessor Fund	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	Pioneer Bond Fund: $10,001 - $50,000	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

51

Compensation of Officers and Trustees

The Fund compensates its Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Fund receives no compensation directly from the Fund for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Fund.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Fund and
Name of Trustee of Predecessor Fund	Fund**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$29,821.14	$0.00	$312,600.00
Diane Durnin	$28,638.03	$0.00	$301,762.00
Benjamin M. Friedman	$32,208.90	$0.00	$334,106.00
Craig C. MacKay	$28,197.34	$0.00	$297,093.00
Lorraine H. Monchak	$32,768.45	$0.00	$339,269.00
Thomas J. Perna	$40,813.64	$0.00	$414,100.00
Fred J. Ricciardi	$31,333.86	$0.00	$326,269.00
TOTAL	$223,781.36	$0.00	$2,325,199.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended June 30, 2024. As of June 30, 2024, there were 46 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Fund, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Fund. Each shareholder that beneficially owns more than 25% of the voting securities of a class of the Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are

52

entitled to vote. Since the economic benefit of investing in the Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co
For The Benefit Of Customers	Class A	3,714,233.548	6.511
12555 Manchester Rd	Class K	48,752,273.153	24.4597
Saint Louis MO 63131-3710
MLPF&S For The Sole Benefit Of
Its Customers	Class A	9,234,858.741	16.1885
Mutual Fund Administration	Class K	23,809,375.015	11.945
4800 Deer Lake Drive East 2nd Floor	Class Y	22,153,817.445	6.9932
Jacksonville FL 32246-6484
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP
Access Product	Class A	3,113,348.730	5.4576
1 Lincoln St	Class R	1,481,235.752	7.612
Boston MA 02111-2901
LPL Financial
--Omnibus Customer Account--
Attn: Mutual Fund Trading	Class C	105,776.901	5.0405
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	379,559.271	18.0868
2801 Market St

Saint Louis MO 63103-2523
Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller	Class C	169,229.279	8.0641
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class C	519,513.303	24.7559
1 New York Plz Fl 12	Class Y	31,711,348.637	10.0102
New York NY 10004-1932
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans
Omnibus
ATTN NPIO Trade Desk	Class K	10,499,225.125	5.2676
711 High Street
Des Moines, IA 50392-0001
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class K	30,451,487.082	15.278
499 Washington Blvd	Class Y	53,692,117.953	16.9489
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	16,638,926.940	85.5067
West Des Moines IA 50266
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	28,003,651.980	8.8398
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc	Class Y	23,695,717.381	7.48

53

		Number of	% of
Record Holder	Class	Shares	Class
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class Y	20,821,251.533	6.5726
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Fund. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund’s business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting the Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Fund’s investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that it will continue in effect as to the Fund for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or as to all applicable funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

As compensation for its management services and expenses incurred, the Fund pays Victory Capital a fee at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over $10 billion. The fee is accrued daily and paid monthly.

Prior to the closing of the Reorganization, Amundi US served as investment adviser to the Predecessor Fund.

Approximate management fees the Fund paid or owed Amundi US

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The following table shows the dollar amount of gross investment management fees incurred by the Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended June 30, 2024, 2023 and 2022.

Predecessor Fund	2024	2023	2022
Gross Fee Incurred	$12,890,557	$12,640,802	$15,738,303
Net Fee Paid	$12,890,557	$12,640,802	$15,738,303

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of the Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in the Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Fund, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for the Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. Since the Fund had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Fund as a result of the Fund’s expense limitation agreement for the last three fiscal years ended June 30.

These expense limitations are in effect through for at least three years following the closing of the Reorganization. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Fund had not commenced operations, for the last three fiscal years ended June 30, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

The Fund, Victory Capital, and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as the Fund’s administrator, performing certain accounting and administration services for the Fund. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct

55

costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Fund paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub- administration services for the Fund pursuant to an agreement between the Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Fund pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for the Fund. As fund accountant, Victory Capital calculates or oversees the calculation of the Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund.]

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended June 30, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2024	2023	2022
Pioneer Bond Fund	$1,162,421	$1,205,594	$1,347,706

Prior to the closing of the Reorganization, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Fund.

Prior to the closing of the Reorganization, BNY Mellon performed certain sub-administration services for the Predecessor Fund pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Fund. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganization, BNY Mellon was the custodian of each Predecessor Fund’s assets.

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The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Fund. Under the terms of its contract with the Fund, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of the Fund.

Prior to the closing of the Reorganization, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganization, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Fund, in connection with the continuous offering of shares of the Predecessor Fund. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of the Adviser.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

				Number of
				Accounts	Assets Managed
		Number	Total	Managed for
Name of				which	for which
		of	Assets	Advisory Fee is	Advisory Fee is
Portfolio	Type of Account	Accounts	Managed	Performance-	Performance-Based
Manager		Managed	(000’s)	Based	(000’s)
Kenneth Taubes	Other Registered Investment	4	$3,944,408	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	7	$6,830,815	3	$4,541,304
	Other Accounts	7	$2,365,326	1	$790,777
Brad Komenda	Other Registered	5	$3,997,039	N/A	N/A
	Investment Companies
	Other Pooled Investment Vehicles	14	$8,489,216	6	$4,917,658
	Other Accounts	19	$6,426,260	1	$1,458,411
Timothy Rowe	Other Registered Investment	2	$442,920	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	3	$3,168,922	1	$2,154,698
	Other Accounts	13	$10,732,544	1	$1,458,411
Jonathan Scott	Other Registered Investment	4	$3,576,976	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	7	$6,976,047	2	$4,508,933

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Other Accounts	17	$6,335,682	2	$2,249,188

Fund Ownership

As of December 31, 2024, none of the Fund’s portfolio managers owned any of the Fund’s shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of the Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund’s

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Prospectus, SAI and reports to prospective Class A investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund’s transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund’s Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Fund. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of the Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing the Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of the Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Fund’s transfer agent, any sub-transfer agents, or any administrators, for providing services to the Fund and its Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding the Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by the Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan

Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of the Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Fund; (c) an allocation of overhead and other branch office distribution- related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund’s transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund’s Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of the Fund. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Fund’s Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Fund, additional sales of these shares may result.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of the Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate the Fund to reimburse the

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Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of the Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Fund and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following table reflects the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of the Predecessor Fund for the last three fiscal years ended June 30.

Predecessor Fund	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$19,210	$19,178	$24,363
Approximate Commissions Reallowed to Dealers (Class A shares)	$123,193	$120,930	$176,677
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$248,043	$59,035	$160,360

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Fund’s Plans for the most recent fiscal year ended June 30, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund

Combined Plan	$2,200,352
Class A Plan	$1,260,952
Class C Plan	$161,921
Class R Plan	$777,479

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Fund during the fiscal year ended June 30, 2024 is set forth in the following table:

	Payments
	to Servicing		Sales	Printing
	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$1,204,753	$8,614	$39,380	$8,205	$1,260,952
Class C	$135,298	$4,002	$18,873	$3,748	$161,921
Class R	$777,479	$0	$0	$0	$777,479

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Fund (annualized for the period ended June 30, 2024).

Service plan for Class R shares

The Fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the Fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Fund.

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Fund’s Class A shares.

CODE OF ETHICS

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The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Fund (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Fund’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539- FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Victory Capital pursuant to authority contained in the Fund’s management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Victory Capital normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

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The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the Fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Fund’s fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by the Fund during the last three fiscal years ended June 30, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended June 30, 2024, 2023 and 2022, the Predecessor Fund paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Bond Fund	$248,043	$59,035	$160,360

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended June 30, the Fund paid no commissions to affiliated broker-dealers, since the Fund had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended June 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Fund to brokers due to research services provided, since the Fund had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for the Fund that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended June 30, the Fund held no securities of regular broker-dealers, since the Fund had not commenced operations.

As of June 30, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

	Type of
	Security (Debt or	Aggregate
Broker-Dealer	Equity)	Value ($000)
Bank of America	Debt	$33,113
Barclays	Debt	$23,470
BNP Paribas	Debt	$16,451
Goldman Sachs Group, Inc.	Debt	$11,417
Morgan Stanley	Debt	$24,334

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JP Morgan Chase & Co.	Debt	$19,354
Citigroup, Inc.	Debt	$11,423
Mizuho Financial Group	Debt	$5,098
Wells Fargo	Debt	$10,895

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Fund’s portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for the Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended June 30, 2024 and 2023 was:

	2024	2023
Pioneer Bond Fund	57%	58%

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

The Fund distributes substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends separately for each class of shares, from their net investment income. The Fund declares dividends daily and normally pays dividends on the last business day of each month.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of

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other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or

(3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain insurance-linked securities is not entirely clear. Certain of the Fund’s investments (including commodity- linked investments and, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund declares a dividend from any net investment income (other than capital gains) each business day. The Fund generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The Fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

The Fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received

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from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. The Fund is permitted to acquire equity securities and debt securities that are convertible to equity under certain circumstances, and it is therefore possible that a portion of the Fund’s distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

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Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of June 30, 2024

Capital loss carryforwards are available to offset future realized capital gains. At June 30, 2024, the Predecessor Fund had capital loss carryforwards as follows:

Pioneer Bond Fund
Short-term	$286,272,358
Long-term	$330,032,155
Total	$616,304,513

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account.

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A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory Pioneer fund (or any other shares of a Victory Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution

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requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

The Fund may invest to a significant extent in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

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The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of shares

As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund’s transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Fund, designated as Class A, Class C, Class R6, Class R and Class Y shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as

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transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024 is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder.

Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Financial Statements

The audited financial statements of the Predecessor Fund, for the fiscal year ended June 30, 2024 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or the Fund or Class of shares or any shareholder. In conducting the business of the Trust, the Fund and each Class of shares, and in exercising their rights and powers

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under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or the Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, the Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or the Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

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Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

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Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop

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	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Fund will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular fund, including the expenses of communications with its shareholders, are paid by that fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to the Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to the Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

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Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Fund, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed Funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund’s Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the

Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

FUND NAME	CLASS	CLASS	CLASS	CLASS
	A	C	R6	Y
Victory Pioneer Balanced Fund	AOBLX	PCBCX	PCBKX	AYBLX
Victory Pioneer Multi-Asset Income Fund	PMAIX	PMACX	PMFKX	PMFYX
Victory Pioneer Solutions – Balanced Fund	PIALX	PIDCX	—	IMOYX
Victory Pioneer Securitized Income Fund	SIFFX	—	—	SYFFX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION.............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ..................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS.........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ...............................................................	39
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION ..................................................................................	40
MANAGEMENT OF THE TRUST .................................................................................................................................................................	45
TRUSTEES AND OFFICERS .........................................................................................................................................................................	45
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS......................................................................................................................	54
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS ..............................................................................................................	59
PORTFOLIO MANAGERS.............................................................................................................................................................................	62
DISTRIBUTION AND SERVICE PLANS......................................................................................................................................................	64
CODE OF ETHICS ..........................................................................................................................................................................................	67
PROXY VOTING POLICIES AND PROCEDURES......................................................................................................................................	67
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ......................................................................................................	68
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS ...........................................................................................................................	70
TAXES...	70
ADDITIONAL INFORMATION.....................................................................................................................................................................	78
APPENDIX A ..................................................................................................................................................................................................	85
APPENDIX B...................................................................................................................................................................................................	93

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of four series of the Trust (each a “Fund”) and collectively, the “Funds”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Fund’s investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new Fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Balanced ESG Fund	Victory Pioneer Balanced Fund
Pioneer Multi-Asset Income Fund	Victory Pioneer Multi-Asset Income Fund
Pioneer Solutions – Balanced Fund	Victory Pioneer Solutions – Balanced Fund
Pioneer Securitized Income Fund	Victory Pioneer Securitized Income Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

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(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2)more than 50% of the outstanding shares of the Fund.

Each Fund’s fundamental policies are as follows:

(1)The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by

(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position,

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would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of

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investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

The Victory Pioneer Solutions – Balanced Fund does not invest in an underlying Fund with the intention of directly or indirectly concentrating its investments in a particular industry. However, it is possible that the Fund may have significant exposure to a particular industry as a result of one or more underlying Fund’s holdings.

A Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United

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States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Funds have adopted this non- fundamental policy in order that the Funds may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and each Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

Other restrictions

The adviser generally will not invest the Victory Pioneer Securitized Income Fund’s assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Pioneer Solutions - Balanced Fund seeks to achieve its investment objective by investing in other funds (“underlying Funds”) and uses asset allocation strategies to allocate its assets among the underlying Funds. The Fund has adopted fundamental and non- fundamental investment restrictions as set forth in this statement of additional information. However, in general, references in this section this statement of additional information to “the Fund” mean the Fund or, where applicable, an underlying fund, and references to the Fund’s investment techniques and associated risks also refer to the investment techniques and associated risks of the underlying Funds and vice versa. Accordingly, a reference to an adviser in this section this statement of additional information means Victory Capital as the investment adviser for the Fund, or the adviser for the underlying funds, or all of them, as the context indicates. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the investment policies of the Fund and the underlying funds and the Fund’s fundamental investment restrictions.

Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Debt securities and related investments

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental

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developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each Fund accrues income on these

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investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Contingent Convertible Securities (“CoCos”)

CoCos are a form of hybrid debt security, typically issued by banking institutions, and are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital requirements or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled or adjusted downward to below the original par value upon the occurrence of a trigger at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. A write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings. Similarly, if a CoCo provides for a mandatory conversion of the security into the issuer’s equity securities in the event of certain circumstances, a Fund could experience a reduced income rate (even to zero) if such conversion event occurs and the issuer’s equity securities pay little or no dividend.

Subordination risk. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as a Fund, against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy. In addition, some CoCos also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

Market risk. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. It is often difficult to predict when, if at all, an automatic write-down or conversion event will occur, but any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of affected CoCos. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on a Fund’s yield, NAV and/or market price may be adverse.

Municipal obligations

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Each Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

Each Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage- backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a

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government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Victory Capital determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells

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them as individual securities. Each Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage- backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Victory Capital may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

Each Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass- through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

Each Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

Each Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections,

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such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust typically is split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

Each Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

Each Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

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The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. Each Fund may invest in loans in different ways. Each Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans. It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, a Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if a Fund had made a direct investment in the underlying corporate loan.

Each Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. Each Fund may acquire participation interests from the financial institution or from another investor. Each Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non- payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of a Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a

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commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Each Fund will generally rely upon the agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, a Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

Each Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. Each Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which a Fund owns interests. Such banks may also act as agents for loans held by a Fund.

Reorganizational financings. Each Fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, a Fund’s only recourse will be against the property securing the DIP financing.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR- based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

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It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

Each Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

Each Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, a Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by a Fund.

Insurance-linked securities

Each Fund may invest in insurance-linked securities (“ILS”). Each Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. Each Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Each Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact a Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds typically are rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, a Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known

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as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, a Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in Reinsurance Notes and therefore place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to a Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event- linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

Each Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, a Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, a Fund may receive no interest.

Inflation-protected fixed income securities

The Victory Pioneer Solutions – Balanced Fund and Victory Pioneer Securitized Income Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

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Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

When-issued and delayed delivery securities

The Victory Pioneer Securitized Income Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Each Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may

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lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non- Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the United States These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant

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exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States;

(ii)economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities generally are less liquid and subject to greater price volatility than the markets for comparable securities in the United States The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and

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beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China. Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been

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declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as a Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

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All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, a Funds are not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

Each Fund, except Victory Pioneer Securitized Income Fund, may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be

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more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While each Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against

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such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, each Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. Each Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject

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to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so- called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

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Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3)

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reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined in Rule 18f-4), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Each Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. A Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. Each Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Each Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

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Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. Each Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation

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(the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Each Fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Each Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the United States on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to

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do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. Each Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

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Interest rate swaps, collars, caps, and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, a Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase a Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). Each Fund is not required to hedge its portfolio and may choose not to do so. Each Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect a Fund from a reduction in yield due to falling interest rates and may permit a Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

A Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. Each Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. Each Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of a Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which a Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including a Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. Each Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by a Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects a Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S.

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dollars. If there is a default by the counterparty, a Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of a Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or a Fund is unable to recover damages from the defaulting counterparty.

Total return swaps, caps, floors, and collars

Each Fund, may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. Each Fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.

Equity swaps, caps, floors, and collars

Each Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Financial futures and options transactions

Commodity Futures Trading Commission (“CFTC”) rules subject registered investment companies and advisers to regulation by the CFTC if a Fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps transactions) or markets itself as providing investment exposure to such instruments. The Victory Pioneer Solutions

–Balanced Fund is subject to regulation as a commodity pool under the Commodity Exchange Act. Victory Capital is registered with the CFTC as a commodity pool operator and commodity trading adviser.

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to each Fund, except the Victory Pioneer Solutions – Balanced Fund as stated above, under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, a Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for

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unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Credit default swap agreements

Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. Each Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund will receive no return on the stream of payments made to the seller.

However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. Each Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by a Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to a Fund as seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. Each Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Each Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If a Fund holds a long position in a CDX, a Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, a Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

Credit-linked notes

Each Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange traded notes

Each Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

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While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. A Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, a Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may

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enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. Each Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be

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invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. A Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on the collateral, but will earn a fee from the borrower. A Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. The Victory Pioneer Multi-Asset Income Fund and Victory Pioneer Securitized Income Fund did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

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Each Fund, Victory Pioneer Securitized Income Fund, may purchase securities, including U.S. government securities, on a when- issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

A Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their

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representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will

offer	all	classes	of	shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their

40

purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial

intermediary	can	help	you	determine	whether	you	are	eligible	to	invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest. Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best

interest	of	the	Fund	and	shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a

Fund	as	a	whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Victory Pioneer Solutions – Balanced Fund.

	Sales Charge as a % of
		Dealer
Amount of Purchase	Offering Price	Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on

41

reinvested	distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Victory Pioneer Balanced Fund, Victory Pioneer Multi-Asset Income Fund and Victory Pioneer Securitized Income Fund.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the

42

payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended July 31, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer Balanced ESG Fund	$3,799
Pioneer Multi-Asset Income Fund	$48,455
Pioneer Securitized Income Fund	$0
Pioneer Solutions – Balanced Fund	$2,450

Sample Calculation of Maximum Offering Price

Class A shares of the Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

Victory Pioneer Balanced Fund, Victory Pioneer Multi-Asset Income Fund, Victory Pioneer Solutions – Balanced Fund and Victory Pioneer Securitized Income Fund

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R6, and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption

43

requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A and Class C shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

44

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and		Jersey State Civil Service
	removal.	securities services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
Jr. (74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018);
	elected or	Vice Chairman – The Dreyfus
	earlier	Corporation (2005 – 2018):
	retirement or	Executive Vice President Head of
	removal.	Product, BNY Mellon Investment
Management (2007-2012);
Executive Director- Product
Strategy, Mellon Asset Management
(2005-2007); Executive Vice
President Head of Products,
Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005);
Senior Vice President Strategic
Product and Business Development,
Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.

46

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings, Inc.
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		(financial services holding company)
Trustee	until a	(2022 – present); Partner, England &		(2022 – present); Board Member of
	successor	Company, LLC (advisory firm)		Carver Bancorp, Inc. (holding
	trustee is	(2012 – 2022); Group Head –		company) and Carver Federal
	elected or	Leveraged Finance Distribution,		Savings Bank, NA (2017 – present);
	earlier	Oppenheimer & Company		Advisory Council Member,
	retirement or	(investment bank) (2006 – 2012);		MasterShares ETF (2016 – 2017);
	removal.	Group Head – Private Finance &		Advisory Council Member, The
		High Yield Capital Markets		Deal (financial market information
		Origination, SunTrust Robinson		publisher) (2015 – 2016); Board Co-
		Humphrey (investment bank) (2003		Chairman and Chief Executive
		– 2006); and Founder and Chief		Officer, Danis Transportation
		Executive Officer, HNY Associates,		Company (privately-owned
		LLC (investment bank) (1996 –		commercial carrier) (2000 – 2003);
		2003)		Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – 2022); and Board
Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments Group,
	elected or	American International Group, Inc.
	earlier	(insurance company) (1993 – 2001);
	retirement or	Vice President Corporate Finance
	removal.	and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);
Vice President – Asset/Liability
Management Group, Federal Farm
Funding Corporation (government-
sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton,
Inc. (investment bank) (1987 –
1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial
Models (technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory
Trustee	until a	Capital Management Inc.; Chief		Portfolios II (30 portfolios); Trustee,
	successor	Executive Officer and Chairman		Victory Portfolios III (45 portfolios);
	trustee is	(2013-present), Victory Capital		Trustee, Victory Portfolios IV (29
	elected or	Holdings, Inc.; Director, Victory		portfolios); Trustee, Victory
	earlier	Capital Services, Inc. (2013-present);		Variable Insurance Funds (6
	retirement or	Director, Victory Capital Transfer		portfolios)
	removal	Agency, Inc. (2019-present)

Fund Officers:
Thomas	Since 2024.
Dusenberry (47)	Serves at the
President	discretion of
the Board

Director, Fund Administration, the 159 None

Adviser; Treasurer and Principal Financial Officer (May 2023- present); Manager, Fund Administration, the Adviser; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream,

MLP Fund and Forward Funds; Principal Financial Officer (2018- 2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016- 2019). Mr. Dusenberry also serves as resident of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable

48

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Insurance Funds
Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board

Director, Third-Party Dealer 159 None

Services & Reg Administration, Fund Administration, the Adviser (2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board
Director, Regulatory Administration, 159	None
Fund Administration, the Adviser
(2019-present). Ms.
McClain also serves as Secretary of
Victory Portfolios, Victory
Portfolios II, Victory Portfolios III,
Victory Portfolios IV and Victory
Variable Insurance Funds
Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher	Since 2024.
Ponte (40)	Serves at the
Assistant	discretion of
Treasurer	the Board

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023-present); Victory Capital Transfer Agency, Inc. (2023- present); Manager, Fund Administration, the Adviser (2017- 2023); Chief

Financial Officer, Victory Capital Services, Inc. (since

2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Sean Fox (48)	Since 2024.
Chief Compliance	Serves at the
Officer	discretion of
the Board

Sr. Compliance Officer, the Adviser 159 None

(2019-Present);

Compliance Officer, the Adviser (2015-2019). Mr. Fox

also serves as Chief Compliance

49

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti- Money Laundering Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money

Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

50

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

51

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk

52

management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Name of Trustee of Predecessor		Overseen by Trustee in the
Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	Pioneer Multi-Asset Income Fund: $50,001 - $100,000	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	Pioneer Multi-Asset Income Fund: Over $100,000	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

53

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$24,885.68	$0.00	$312,600.00
Diane Durnin	$24,086.28	$0.00	$301,762.00
Benjamin M. Friedman	$26,430.53	$0.00	$334,106.00
Craig C. MacKay	$23,674.07	$0.00	$297,093.00
Lorraine H. Monchak	$26,817.90	$0.00	$339,269.00
Thomas J. Perna	$32,451.44	$0.00	$414,100.00
Fred J. Ricciardi	$25,872.48	$0.00	$326,269.00
TOTAL	$184,218.38	$0.00	$2,325,199.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended July 31, 2024. As of July 31, 2024, there were 46 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

54

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Pioneer Balanced ESG Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co
For The Benefit Of Customers	Class A	1,807,556.180	7.4655
12555 Manchester Rd

Saint Louis MO 63131-3710
Pershing LLC
1 Pershing Plz	Class A	1,284,355.585	5.3046
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class A	3,479,656.786	14.3716
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	756,525.698	26.5371
2801 Market St
	Class Y	608,287.516	10.3464
Saint Louis MO 63103-2523

Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class A	1,516,021.310	6.2614
ATTN Mutual Funds
	Class C	346,641.446	12.1593
211 Main Street

San Francisco CA 94105-1905
Raymond James
Omnibus for Mutual Funds	Class A	1,266,050.750	5.229
Attn: Courtney Waller	Class C	252,649.215	8.8623
880 Carillon Pkwy	Class Y	427,507.770	7.2715
St. Petersburg, FL 33716
LPL Financial
--Omnibus Customer Account--	Class C	178,268.975	6.2532
Attn: Mutual Fund Trading
	Class Y	422,435.392	7.1853
4707 Executive Dr

San Diego CA 92121-3091
Pioneer ESG Balanced Trust Fund
1100 N Market St	Class K	1,127,028.551	30.5147
Attn Dara Sanderlin

Wilmington DE 19890-1100
Pioneer Solutions-Balanced Fund
60 State Street	Class K	1,687,300.373	45.6842
Boston MA 02109
Ascensus Trust Company FBO
Dayla London Real Estate Uni-K Plan
614840	Class R	25,605.790	5.2787
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO
Heart Of Worcester Management Indiv
524093	Class R	25,594.429	5.2763
P O Box 10758
Fargo ND 58106-0758
Voya Institutional Trust Company
Trustee Agreement And Aetna 403(B)
(7) Custodial Act 3-26-97 Trustee	Class R	114,371.885	23.5779
For Thomas J Botticelli Dtd 4-22-96

Po Box 990065
Hartford, CT 06199-0065
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access
Product	Class R	33,960.801	7.0011
1 Lincoln St

Boston MA 02111-2901

55

		Number of	% of
Record Holder	Class	Shares	Class
Sammons Financial Network
8300 Mills Civic Pkwy	Class R	70,359.258	14.5046
West Des Moines IA 50266
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class Y	1,091,453.524	18.5647
499 Washington Blvd

ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	669,160.195	11.3818
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans
Omnibus
ATTN NPIO Trade Desk	Class Y	338,551.945	5.7585
711 High Street
Des Moines, IA 50392-0001
Empower Trust FBO
Employee Benefits Clients 401k	Class Y	322,340.139	5.4827
8515 E Orchard Rd 2t2

Greenwood Village CO 80111
Pioneer Multi-Asset Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	6,200,555.149	9.4875
1 Pershing Plz
	Class R	6,226.182	6.5476
Jersey City NJ 07399-0001

LPL Financial
--Omnibus Customer Account--	Class A	4,968,392.624	7.6021
Attn: Mutual Fund Trading	Class C	1,974,017.879	5.7189
4707 Executive Dr	Class Y	30,674,820.811	12.0302
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	14,100,631.673	21.5754
Special Custody Acct For The Exclusive Benefit Of Customer
	Class C	12,710,771.364	36.8242
2801 Market St
	Class Y	43,873,960.162	17.2066
Saint Louis MO 63103-2523

Charles Schwab & Co Inc
Special Custody A/C FBO Customers	Class A	8,957,738.483	13.7062
ATTN Mutual Funds
	Class C	3,131,024.002	9.0708
211 Main Street

San Francisco CA 94105-1905
Raymond James	Class A	6,363,274.440	9.7364
Omnibus for Mutual Funds
	Class C	5,439,315.866	15.7582
Attn: Courtney Waller
	Class R	7,515.141	7.9031
880 Carillon Pkwy
	Class Y	20,054,734.127	7.8651
St. Petersburg, FL 33716

Morgan Stanley Smith Barney LLC
For The Exclusive Bene Of Its Cust	Class A	9,448,364.132	14.4569
1 New York Plz Fl 12	Class C	5,743,052.658	16.6381
New York NY 10004-1932	Class Y	36,353,981.864	14.2574
Edward D Jones & Co
For The Benefit Of Customers	Class K	788,781.362	6.6897
12555 Manchester Rd

56

		Number of	% of
Record Holder	Class	Shares	Class
Saint Louis MO 63131-3710
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class K	745,415.010	6.3219
499 Washington Blvd	Class Y	16,333,772.500	6.4058
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pioneer Solutions-Balanced Fund
60 State Street	Class K	9,549,412.731	80.9894
Boston MA 02109
Ascensus Trust Company FBO
Design Solutions 610976	Class R	15,466.564	16.265
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Doubleday Group 614232	Class R	21,590.751	22.7054
P.O. Box 10758

Fargo, ND 58106
Charles Schwab & Co Inc
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept	Class Y	36,281,607.191	14.229
211 Main St
San Francisco CA 94105-1905
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	26,000,116.265	10.1968
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
UBS WM USA
0O0 11011 6100
OMNI Account M/F	Class Y	13,355,789.138	5.2379
Spec Cdy A/C EBOC UBSFSI

1000 Harbor Blvd
Weehawken Township, NJ 07086
Pioneer Solutions – Balanced Fund
		Number of	% of
Record Holder	Class	Shares	Class
Ascensus Trust Company FBO
True Turf 611168	Class R	18,430.871	16.2751
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Clearbox Forecast Group LLC 61216	Class R	12,491.083	11.0301
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Kobza Research Securities Inc 6125	Class R	27,635.541	24.4032
P O Box 10758

Fargo ND 58106-0758
Ascensus Trust Company FBO
Winstar Contracting Solutions LLC
612967	Class R	32,168.389	28.4058
P O Box 10758
Fargo ND 58106-0758
National Financial Services LLC	Class Y	81,180.871	19.3597

57

		Number of	% of
Record Holder	Class	Shares	Class
For Exclusive Benefit
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC
1 Pershing Plaza	Class Y	37,077.328	8.842
Jersey City, NJ 07399-0001
LPL Financial
--Omnibus Customer Account--
Attn: Mutual Fund Trading	Class Y	107,437.180	25.6212
4707 Executive Dr
San Diego CA 92121-3091
Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller	Class Y	120,619.327	28.7648
880 Carillon Pkwy
St. Petersburg, FL 33716
Pioneer Securitized Income Fund
		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC
For Exclusive Benefit
Of Our Customers	Class A	9,705.267	6.0531
499 Washington Blvd	Class Y	1,429,057.400	9.1957
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
BNYM I S Trust Co Cust Rollover IRA
Jeffrey A Keppers	Class A	32,314.645	20.1542
6115 Highway 2

Proctor MN 55810-9587
Pershing LLC
1 Pershing Plaza	Class A	12,992.806	8.1034
Jersey City, NJ 07399-0001
LPL Financial
--Omnibus Customer Account--
Attn: Mutual Fund Trading	Class A	30,465.960	19.0012
4707 Executive Dr
San Diego CA 92121-3091
Rendell S Soderquist Tod/Ma
Subject To Sta Tod Rules	Class A	23,641.869	14.7451
1176 21 Rd

Axtell NE 68924-3636
Glenn R Gilbert &
Elaine A Gilbert Jt Ten Tod
Subject To Ma Law	Class A	9,275.287	5.7849
2378 Walnut Bottom Rd
Carlisle PA 17015-9374
Caceis Bank On Behalf Of Acajou
Poche Residuelle
89-91 Rue Gabriel Peri	Class A	14,209.026	8.862
92120 Montrouge
France
Charles Schwab & Co Inc	Class Y	9,936,981.670	63.9427
Exclusive Benefit Of Its Cust

58

		Number of	% of
Record Holder	Class	Shares	Class
ATTN: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
American Enterprise Investment Svc
FBO #41999970
For The Exclusive Benefit	Class Y	1,717,020.318	11.0487
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Pioneer Solutions-Balanced Fund
60 State Street	Class Y	1,213,098.627	7.8061
Boston MA 02109

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds. The following schedule lists the basic fees for each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fees
Victory Pioneer Balanced ESG Fund	0.50% of the Fund’s average daily net assets on the first $1 billion and
0.45% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Multi-Asset Income Fund	0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of

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the next $4 billion of the Fund’s average daily net assets, and 0.40% on the Fund’s average daily net assets over $5 billion
Victory Pioneer Securitized Income Fund	0.55% of the Fund’s average daily net assets up to $1 billion and
0.50% of the Fund’s average daily net assets over $1 billion

Victory Pioneer Solutions – Balanced Fund	None

The Victory Pioneer Solutions – Balanced Fund does not pay a direct management fee to Victory Capital. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying Fund in which the Fund invests. The Fund invests primarily in Funds managed by Victory Capital. Accordingly, Victory Capital may be subject to potential conflicts of interest in selecting underlying Funds because the management fees paid to it by some underlying Funds are higher than the fees paid by other affiliated and unaffiliated underlying Funds.

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended July 31, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Pioneer Balanced ESG Fund	Gross Fee Incurred	$2,062,971	$1,975,202	$2,145,887
Pioneer Balanced ESG Fund	Net Fee Paid	$2,043,303	$1,915,916	$2,129,440
Pioneer Multi-Asset Income Fund	Gross Fee Incurred	$13,905,080$10,410,148$8,002,581
Pioneer Multi-Asset Income Fund	Net Fee Paid	$13,905,080$10,410,148$8,002,335
Pioneer Securitized Income Fund	Gross Fee Incurred	$204,944	$141,805	$135,029
Pioneer Securitized Income Fund	Net Fee Paid	$4,736	$0	$0
Pioneer Solutions – Balanced Fund	Gross Fee Incurred	$0	$0	$0
Pioneer Solutions – Balanced Fund	Net Fee Paid	$0	$0	$0

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended July 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended July 31, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid

60

securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

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Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended July 31, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2024	2023	2022
Pioneer Balanced ESG Fund	$152,027	$149,557	$155,695
Pioneer Multi-Asset Income Fund	$634,381	$674,596	$411,147
Pioneer Securitized Income Fund	$22,447	$16,676	$24,358
Pioneer Solutions – Balanced Fund	$194,223	$190,189	$187,781

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly- owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment

62

accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Balanced Fund

				Number
				of
				Accounts	Assets
				Managed	Managed
		Number		for which	for which
				Advisory	Advisory Fee
Name of		of	Total	Fee is	is
Portfolio		Accounts	Assets	Performa	Performance-
Manager	Type of Account	Managed	Managed (000’s)	nce-Based	Based (000’s)
Howard	Other Registered Investment Companies	2	$4,252,292	N/A	N/A
Weiss	Other Pooled Investment Vehicles	24	$3,632,160	2	$1,813,753

	Other Accounts	3	$188,729	N/A	N/A

Fergal Jackson	Other Registered Investment	2	$4,252,292	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	26	$4,112,623	2	$1,955,279
	Other Accounts	3	$188,729	N/A	N/A

Brad	Other Registered Investment Companies	5	$8,475,827	N/A	N/A
Komenda	Other Pooled Investment Vehicles	14	$8,489,216	6	$4,917,658

	Other Accounts	19	$6,426,260	1	$1,458,411

Victory Pioneer Multi-Asset Income Fund

Marco	Other Registered Investment Companies	3	$1,684,570	N/A	N/A
Pirondini	Other Pooled Investment Vehicles	3	$4,486,900	2	$4,305,691

	Other Accounts	1	$143	N/A	N/A

Howard	Other Registered Investment	2	$547,268	N/A	N/A
Weiss	Companies
	Other Pooled Investment Vehicles	24	$3,632,160	2	$1,813,753
	Other Accounts	3	$188,729	N/A	N/A

Fergal Jackson	Other Registered Investment Companies	2	$547,268	N/A	N/A
	Other Pooled Investment Vehicles	26	$4,112,623	2	$1,955,279
	Other Accounts	3	$188,729	N/A	N/A

Victory Pioneer Solutions – Balanced Fund

Kenneth J. Taubes	Other Registered Investment Companies	4	$8.454,440	N/A	N/A
	Other Pooled Investment Vehicles	7	$6.830,815	3	$4,541,304
	Other Accounts	7	$2,365,326	1	$790,777

Marco Pirondini	Other Registered Investment	3	$5,420,839	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	3	$4,486,900	2	$4,305,691
	Other Accounts	1	$143	N/A	N/A

Victory Pioneer Securitized Income Fund

Noah Funderburk	Other Registered Investment Companies	2	$7,777,134	N/A	N/A
	Other Pooled Investment Vehicles	2	$784,061	2	$784,061
	Other Accounts	5	$374,869	2	$224,772

Nicolas Pauwels	Other Registered	2	$7,777,134	N/A	N/A
	Investment Companies

63

Other Pooled Investment Vehicles	2	$784,061	2	$784,061
Other Accounts	5	$827,129	1	$179,909

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

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Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution- related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended July 31.

Pioneer Balanced ESG Fund

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For the Fiscal Years Ended July 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$18,267	$23,530	$45,337
Approximate Commissions Reallowed to Dealers (Class A shares)	$117,530	$143,032	$258,663
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$72,928	$103,088	$69,126

Pioneer Multi-Asset Income Fund

For the Fiscal Years Ended July 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$260,494	$199,252	$152,531
Approximate Commissions Reallowed to Dealers (Class A shares)	$1,602,503	$1,319,706	$903,878
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$1,998,921	$1,607,360	$1,566,926

Pioneer Securitized Income Fund

For the Fiscal Years Ended July 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$0	$0	$0
Approximate Commissions Reallowed to Dealers (Class A shares)	$5,155	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$1,985	$675	$525
Pioneer Solutions – Balanced Fund
For the Fiscal Years Ended July 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$24,857	$27,181	$33,618
Approximate Commissions Reallowed to Dealers (Class A shares)	$149,609	$159,517	$201,954
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended July 31, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined	Predecesso Predecesso Predecesso
	Predecesso r Fund		r Fund	r Fund
	r Fund	Class A	Class C	Class R
	Plan	Plan	Plan	Plan1
Pioneer Balanced ESG Fund	$1,039,935	$681,686	$335,389	$22,860
Pioneer Multi-Asset Income Fund	$4,235,496	$1,357,435	$2,872,860	$5,201
Pioneer Securitized Income Fund	$5,464	$5,464	$0	$0
Pioneer Solutions – Balanced Fund	$1,237,848	$838,141	$393,559	$6,148

1Payments made by Class R shares of each Predecessor Fund. The Funds do not offer Class R shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended July 31, 2024 is set forth in the following tables:

	Payments
Pioneer Balanced	to Servicing		Sales	Printing
ESG Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$674,148	$1,137	$5,320	$1,081	$681,686
Class C	$309,871	$3,857	$17,824	$3,837	$335,389
Class R	$22,860	$0	$0	$0	$22,860

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended July 31, 2024).

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Predecessor Fund			Combined	Predecesso Predecesso Predecesso
			Predecesso r Fund		r Fund	r Fund
			r Fund	Class A	Class C	Class R
			Plan	Plan	Plan	Plan1
	Payments
Pioneer Multi-Asset	to Servicing		Sales	Printing
Income Fund	Parties1	Advertising	Meetings	and Mailing		Total
Class A	$1,283,416	$11,304	$51,653	$11,062		$1,357,435
Class C	$2,188,505	$104,030	$478,809	$101,516		$2,872,860
Class R	$5,201	$0	$0		$0	$5,201

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended July 31, 2024).

	Payments
Pioneer Securitized	to Servicing		Sales	Printing
Income Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$5,022	$69	$309	$64	$5,464
Class C	$0	$0	$0	$0	$0

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended July 31, 2024).

	Payments
Pioneer Solutions –	to Servicing		Sales	Printing
Balanced Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$837,464	$102	$476	$99	$838,141
Class C	$363,759	$4,481	$21,080	$4,239	$393,559
Class R	$6,148	$0	$0	$0	$6,148

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended July 31, 2024).

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

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The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Victory Capital pursuant to authority contained in the Funds’ management contract. Securities purchased and sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Victory Capital normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended July 31, since the Funds had not commenced operations.

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Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended July 31, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Balanced ESG Fund	$72,928	$103,088	$69,126
Pioneer Multi-Asset Income Fund	$1,998,921	$1,607,360	$1,566,926
Pioneer Securitized Income Fund	$1,985	$675	$525
Pioneer Solutions – Balanced Fund	$0	$0	$0

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended July 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended July 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended July 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of July 31, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

Pioneer Balanced ESG Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Barclays Plc	Debt	$455
BNP Paribas	Debt	$463
Bank of America Corp.	Debt	$285
Citigroup, Inc	Debt	$387
Goldman Sachs Group	Debt	$736
Morgan Stanley	Debt	$964
JPMorgan Chase & Co	Debt	$848
Pioneer Multi-Asset Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Bank of America Corp.	Equity	$10,752
Morgan Stanley	Debt	$8,535
Citigroup, Inc.	Equity	$8,227
Pioneer Securitized Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None

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Pioneer Solutions – Balanced Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)

None

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Funds for the fiscal years ended July 31, 2024 and 2023 was:

	2024	2023
Pioneer Balanced ESG Fund	33%	44%
Pioneer Multi-Asset Income Fund	62%	74%
Pioneer Securitized Income Fund	30%	38%
Pioneer Solutions – Balanced Fund	30%	57%

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer Multi- Asset Income Fund and Victory Pioneer Securitized Income Fund declare dividends daily and normally pay dividends on the last business day of each month. The Victory Pioneer Solutions – Balanced Fund generally pays dividends annually. The Victory Pioneer Balanced Fund generally pays dividends quarterly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with

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respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) generally will pass through to a Fund. Consequently, in order to qualify as a regulated investment company, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

The Victory Pioneer Multi-Asset Income Fund may invest in ETFs. Depending on a particular ETF’s structure and its underlying investments, it may produce income that is not permissible income for purposes of the 90% income test. The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a regulated investment company.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. A Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain insurance-linked securities is not entirely clear. Certain of a Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, a Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, a Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Victory Pioneer Balanced Fund generally pays dividends from any net investment income (excluding capital gains) quarterly during March, June, September, and December. The Victory Pioneer Multi-Asset Income Fund and Victory Pioneer Securitized Income Fund declare a dividend from any net investment income (other than capital gains) each business day and generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The Victory

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Pioneer Solutions – Balanced Fund generally pays dividends from any net investment income (excluding capital gains) in December. Each Fund generally distributes any net short- and long-term capital gains in November, except the Victory Pioneer Solutions – Balanced Fund, which generally distributes any net short- and long-term capital gains in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from a Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

The Victory Pioneer Securitized Income Fund invest primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by a Fund in excess of a Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

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Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from U.S. REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long- term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For purposes of determining the character of income received by the Victory Pioneer Solutions – Balanced Fund when an underlying Fund distributes net capital gain to such Fund, the Fund will treat the distribution as long-term capital gain, even if the Fund has held shares of the underlying Fund for less than one year. If it is not disallowed under wash sale rules, any loss incurred by the Fund on the redemption or other sale of such underlying Fund shares that have a tax holding period of six months or less will be treated as a long- term capital loss to the extent of the gain distribution received on the shares disposed of by such Fund.

The Victory Pioneer Solutions – Balanced Fund may invest in underlying Funds with capital loss carryforwards. If such an underlying Fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders such as the Fund. To the extent that gains are offset in this manner, distributions to the Fund and its shareholders may be reduced. Similarly, for U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. See the prospectus and statement of additional information of each underlying Fund for each underlying Fund’s available capital loss carryforwards. Generally, neither the Fund nor any underlying Fund may carry forward any losses other than net capital losses. Under certain circumstances, the Fund or an underlying Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The Victory Pioneer Solutions – Balanced Fund will not be able to offset gains distributed by any underlying Fund in which it invests against losses incurred by another underlying Fund in which it invests because the underlying Funds cannot distribute losses. The Fund’s redemptions of shares in an underlying Fund, including those resulting from changes in the allocation among underlying Funds, could cause the Fund to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the underlying Funds may be deferred. Short-term capital gains earned by an underlying Fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. Thus, the Fund’s short- term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, as discussed above. As a result of these factors, the use of the Fund-of-Funds structure by the Fund could adversely affect the amount, timing and character of distributions to their shareholders.

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For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of July 31, 2024

Capital loss carryforwards are available to offset future realized capital gains. At July 31, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

	Pioneer Balanced Pioneer Multi-Asset		Pioneer Securitized	Pioneer Solutions –
	Fund	Income Fund	Income Fund	Balanced Fund
Short-term	$5,186,923	$165,456,232	$108,887	$4,491,194
Long-term	$107,640	$173,044,795	$361,273	$5,157,846
Total	$5,294,563	$338,501,027	$470,160	$9,649,040

Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, generally will be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of a Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

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Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.

However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

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If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund or an underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund or underlying Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund or underlying Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund or underlying Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Each Fund or underlying Fund may invest (the Victory Pioneer Multi-Asset Income Fund and Victory Pioneer Securitized Income Fund to a significant extent) in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund or underlying Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by a Fund or underlying Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to- market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund or underlying Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Victory Pioneer Securitized Income Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction for such taxes on their own tax returns.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be

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eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Each Fund or underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If a Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. The Victory Pioneer Balanced Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, ordinarily will not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a Fund receives a reFund of foreign taxes paid in respect of a prior year, the value of a Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of a Fund’s foreign taxes for the current year could be reduced.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-

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term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Each Fund, does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non- U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, a Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption generally is available to the extent a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of Shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds, designated as Class A, Class C, Class R6, and Class Y shares.

Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

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The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.]

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial statements

The audited financial statements of the Predecessor Funds, for the fiscal year ended July 31, 2024 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal law, including the 1940 Act, the Trustees shall

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act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

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In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

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Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop

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	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

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As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

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A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on

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the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed Funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

VICTORY PORTFOLIOS IV
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 7, 2025
FUND NAME	CLASS	CLASS	CLASS	CLASS
	A	C	R6	Y
Victory Pioneer Disciplined Growth Fund	PINDX	INDCX	INKDX	INYDX
Victory Pioneer Disciplined Value Fund	CVFCX	CVCFX	CFKFX	CVFYX
Victory Pioneer Global Equity Fund	GLOSX	GCSLX	PGEKX	PGSYX
Victory Pioneer Active Credit Fund	RCRAX	RCRCX	—	RCRYX

Victory Pioneer High Income Municipal Fund	PIMAX	HICMX	—	HIIMYX

Victory Pioneer Short Term Income Fund	STABX	PSHCX	STIIX	PSHYX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS ..........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	39
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	40
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	45
TRUSTEES AND OFFICERS...........................................................................................................................................................................	45
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	54
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	60
PORTFOLIO MANAGERS ..............................................................................................................................................................................	63
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	66
CODE OF ETHICS ...........................................................................................................................................................................................	70
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	71
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	71
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS.............................................................................................................................	73
TAXES ...	74
ADDITIONAL INFORMATION......................................................................................................................................................................	81
APPENDIX A....................................................................................................................................................................................................	88
APPENDIX B....................................................................................................................................................................................................	96

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of six series of the Trust (each a “Fund”) and collectively, the “Funds”). The Victory Pioneer Disciplined Growth Fund, Victory Pioneer Disciplined Value Fund and Victory Pioneer Global Equity Fund are referred to in this SAI, collectively, as the “Equity Funds.” The Victory Pioneer Active Credit Fund, Victory Pioneer High Income Municipal Fund and Victory Pioneer Short Term Income Fund are referred to in this SAI, collectively, as the “Fixed Income Funds.”

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Disciplined Growth Fund	Victory Pioneer Disciplined Growth Fund
Pioneer Disciplined Value Fund	Victory Pioneer Disciplined Value Fund
Pioneer Global Sustainable Equity Fund	Victory Pioneer Global Equity Fund
Pioneer Active Credit Fund	Victory Pioneer Active Credit Fund
Pioneer High Income Municipal Fund	Victory Pioneer High Income Municipal Fund
Pioneer Short Term Income Fund	Victory Pioneer Short Term Income Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

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Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.more than 50% of the outstanding shares of the Fund.

The Funds’ fundamental policies are as follows:

1.Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.Each Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

8.Normally, the Victory Pioneer High Income Municipal Fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and

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guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit the Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to

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various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Fixed Income Funds generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

A Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet

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certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Funds have adopted this non- fundamental policy in order that the Funds may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and each Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

Other restrictions

The Adviser generally will not invest assets of the Victory Pioneer High Income Municipal Fund in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons, and certain antipersonnel mines and cluster bombs.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

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Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund (except the Victory Pioneer High Income Municipal Fund) may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

Each Fund (except the Victory Pioneer High Income Municipal Fund) may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund (except the Victory Pioneer High Income Municipal Fund) may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-

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denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund (except the Victory Pioneer High Income Municipal Fund) may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, each Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the United States. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States;

(ii)economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political, and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation

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and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject

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to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Funds, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de- listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between

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Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Funds) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Funds to numerous risks, including the risk that the Funds may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a F u n d ’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Funds, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, each Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. Each Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, each Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund (except the Victory Pioneer High Income Municipal Fund)may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

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Investments in depositary receipts

Each Fund (except the Victory Pioneer High Income Municipal Fund) may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of each Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund (except the Victory Pioneer High Income Municipal Fund) may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of

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currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While each Fund (except the Victory Pioneer High Income Municipal Fund) may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund (except the Victory Pioneer High Income Municipal Fund) may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, each Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, each Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, each Fund (except the Victory Pioneer High Income Municipal Fund) could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have

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to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Equity Fund and Fixed Income Fund (except the Victory Pioneer High Income Municipal Fund) may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund (except the Victory Pioneer High Income Municipal Fund) may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. A Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Funds’ ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends

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on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund (except the Victory Pioneer High Income Municipal Fund) may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.

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Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of the Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), each Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Funds’ Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and each Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

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A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by the Funds are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that the Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. Each Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund normally would purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and

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losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Equity Fund and Fixed Income Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices,

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foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. A Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the United States on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, each Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

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Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Equity swaps, caps, floors and collars

Each Equity Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Interest rate swaps, collars, caps, and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance a Fixed Income Fund’s income (excluding the Victory Pioneer High Income Municipal Fund), a Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). A Fund is not required to hedge its portfolio and may choose not to do so. The Funds cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fixed Income Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

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A Fixed Income Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. A Fixed Income Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims- paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Victory Pioneer Short Term Income Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Victory Pioneer Short Term Income Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, a Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which a Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to each Equity Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of the Equity Funds, be subject to registration or regulation as a commodity pool operator.

Under this exemption, the Funds will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Funds may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Funds must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

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CFTC rules subject registered investment companies and advisers to regulation by the CTFC if a Fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options, and swaps transactions) or markets itself as providing investment exposure to such instruments. The Victory Pioneer Active Credit Fund is subject to regulation as a commodity pool operator under the Commodity Exchange Act. The Adviser is registered with the CFTC as a commodity pool operator and commodity trading adviser.

Credit default swap agreements

Each Fixed Income Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller.

However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund as seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Each Fixed Income Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If the Fund holds a long position in a CDX, a Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Credit-linked notes

Each Fixed Income Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Total return swaps, caps, floors, and collars

The Victory Pioneer Short Term Income Fund may enter into total return swaps, caps, floors, and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The Fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of a floor entitles

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the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If the Adviser is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.

Exchange traded notes

Each Fixed Income Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. A Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Debt securities and related investments

Debt securities selection

In selecting debt securities for the Funds, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer- specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Equity F and Fixed Income Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate

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financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include

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STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Equity Fund and Fixed Income Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the Fund.

Municipal obligations

Each Fixed Income Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Investments in Puerto Rico municipal securities

The Victory Pioneer High Income Municipal Fund may invest in municipal securities issued in Puerto Rico, subject to market, economic, and political conditions. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments. These challenges and uncertainties have been exacerbated by hurricanes, such as Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. It is unknown what impact potential future disasters will have on the ongoing efforts to restructure Puerto Rico’s debt.

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Municipal lease obligations

Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Victory Capital, under guidelines established by the Funds’ Board, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1)any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2)any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Mortgage-backed securities

Each Fixed Income Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being

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senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

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Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

Each Fixed Income Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass- through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

Each Fixed Income Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of

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principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

Each Fixed Income Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind- down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is split typically into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

Each Fixed Income Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so- called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

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Structured securities

Each Fixed Income Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non- payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of a Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

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In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, a Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

Each Fixed Income Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which a Fund owns interests. Such banks may also act as agents for loans held by a Fund.

Direct investment in loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan.

Each Fixed Income Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. Each Fixed Income Fund may acquire participation interests from the financial institution or from another investor. Each Fixed Income Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Reorganizationalfinancings.The Victory Pioneer Short Term Income Fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from

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Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, a Fund’s only recourse will be against the property securing the DIP financing.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR- based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

Each Fixed Income Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

Each Fixed Income Fund (except the Victory Pioneer High Income Municipal Fund) may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above- mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund.

Insurance-linked securities

Each Fixed Income Fund (except the Victory Pioneer High Income Municipal Fund) may invest in insurance-linked securities (“ILS”). A Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

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Each Fixed Income Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact a Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds typically are rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in Reinsurance Notes and therefore place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event- linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

Each Fixed Income Fund (except the Victory Pioneer High Income Municipal Fund) may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event- linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

Each Fixed Income Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Inverse floating rate securities

The Victory Pioneer High Income Municipal Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the

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index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Residual interests in municipal securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a “dutch auction” or similar method at specified intervals (typically 35 days). The long-term component or “residual interest” pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest allocable to shareholders.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, the Funds may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to the Funds’ restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, each Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price generally is higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those

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securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. A Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

AFund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and

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continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. A Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. A Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Funds’ Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. The Funds did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

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Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Each Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

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ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances

40

described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest. Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds.

		Sales Charge as a % of
			Dealer
Amount of Purchase		Offering Price	Reallowance
Less than $50,000	5.75		5.00
$50,000 but less than $100,000	4.50		4.00
$100,000 but less than $250,000	3.50		3.00
$250,000 but less than $500,000	2.50		2.00
$500,000 or more*	0.00		0.00**

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such

purchases	are	potentially	subject	to	a	CDSC,	as	set	forth	below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on

reinvested	distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

41

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Fixed Income Funds (excluding the Victory Pioneer Short Term Income Fund).

	Sales Charge as a % of
		Dealer
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such

purchases	are	potentially	subject	to	a	CDSC,	as	set	forth	below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on

reinvested	distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Victory Pioneer Short Term Income Fund

You may purchase Class A shares at net asset value without paying an initial sales charge. In addition, Class A shares will not be subject to a contingent deferred sales charge (CDSC).

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent

42

financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended August 31, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer Disciplined Growth Fund	$1,659
Pioneer Disciplined Value Fund	$408
Pioneer Global Sustainable Equity Fund	$647
Pioneer Active Credit Fund	$32
Pioneer High Income Municipal Fund	$17,908
Pioneer Short Term Income Fund	$179

Sample Calculation of Maximum Offering Price

Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds (excluding the Victory Pioneer Short Term Income Fund)

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class I, Class R6, Class Y, and Member Class shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

43

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A and Class C)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder;

(2)upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the

Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

44

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

For new accounts, complete the online section of the account application

For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and		Jersey State Civil Service
	removal.	securities services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
Jr. (74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018);
	elected or	Vice Chairman – The Dreyfus
	earlier	Corporation (2005 – 2018):
	retirement or	Executive Vice President Head of
	removal.	Product, BNY Mellon Investment
Management (2007-2012);
Executive Director- Product
Strategy, Mellon Asset Management
(2005-2007); Executive Vice
President Head of Products,
Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005);
Senior Vice President Strategic
Product and Business Development,
Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.

Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings, Inc.
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		(financial services holding company)
46
Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Trustee	until a	(2022 – present); Partner, England &
	successor	Company, LLC (advisory firm)
	trustee is	(2012 – 2022); Group Head –
	elected or	Leveraged Finance Distribution,
	earlier	Oppenheimer & Company
	retirement or	(investment bank) (2006 – 2012);
	removal.	Group Head – Private Finance &
High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003
– 2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 –
2003)

(2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co- Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – 2022); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments Group,
	elected or	American International Group, Inc.
	earlier	(insurance company) (1993 – 2001);
	retirement or	Vice President Corporate Finance
	removal.	and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);
Vice President – Asset/Liability
Management Group, Federal Farm
Funding Corporation (government-
sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton,
Inc. (investment bank) (1987 –
1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory
Trustee	until a	Capital Management Inc.; Chief		Portfolios II (30 portfolios); Trustee,
	successor	Executive Officer and Chairman		Victory Portfolios III (45 portfolios);
	trustee is	(2013-present), Victory Capital		Trustee, Victory Portfolios IV (29
	elected or	Holdings, Inc.; Director, Victory		portfolios); Trustee, Victory
	earlier	Capital Services, Inc. (2013-present);		Variable Insurance Funds (6
	retirement or	Director, Victory Capital Transfer		portfolios)
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-present);
	the Board	Manager, Fund Administration, the
Adviser; Treasurer and Principal
Financial Officer (2020-2022),
Assistant
Treasurer (2019), Salient MF Trust,
Salient Midstream,
MLP Fund and Forward Funds;
Principal Financial Officer (2018-
2021) and Treasurer (2020-2021),
Salient Private Access Funds and
Endowment PMF Funds; Senior Vice
President of Fund Accounting and
Operations, Salient Partners (2020-
2022); Director of Fund Operations,
Salient Partners (2016-2019). Mr.
Dusenberry also serves as resident of
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios IV
and Victory Variable Insurance Funds
Scott A.	Since 2024.	Director, Third-Party Dealer Services	159	None
Stahorsky (55)	Serves at the	& Reg Administration, Fund
Vice President	discretion of	Administration, the Adviser
	the Board	(2023-present); Vice President,
Victory Capital Transfer Agency, Inc.
(2023-present); Manager, Fund
48
Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Administration, the Adviser 2015-
2023). Mr. Stahorsky also serves as
Vice President Victory Portfolios,
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios IV
and Victory Variable Insurance Funds
Patricia McClain	Since 2024.	Director, Regulatory Administration,	159	None
(62) Secretary	Serves at the	Fund Administration, the Adviser
	discretion of	(2019-present). Ms.
	the Board	McClain also serves as Secretary of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Carol D. Trevino	Since 2024.	Director, Financial Reporting, Fund	159	None
(59) Treasurer	Serves at the	Administration
	discretion of	(2023-present); Director, Accounting
	the Board	and Finance, the
Adviser (2019-2023); Accounting/
Financial
Director, USAA (2013-2019). Ms.
Trevino also
serves as Treasurer of Victory
Portfolios, Victory Portfolios II,
Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Christopher	Since 2024.	Director, Fund and Broker Dealer	159	None
Ponte (40)	Serves at the	Finance, Fund Administration, (2023-
Assistant	discretion of	present); Victory Capital
Treasurer	the Board	Transfer Agency, Inc. (2023-present);
Manager, Fund
Administration, the Adviser (2017-
2023); Chief
Financial Officer, Victory Capital
Services, Inc. (since
2018). Mr. Ponte also serves as
Assistant Treasurer of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Sean Fox (48)	Since 2024.	Sr. Compliance Officer, the Adviser	159	None
Chief Compliance	Serves at the	(2019-Present);
Officer	discretion of	Compliance Officer, the Adviser
	the Board	(2015-2019). Mr. Fox
also serves as Chief Compliance
Officer for Victory Portfolios, Victory
Portfolios II, Victory Portfolios III,
Victory Portfolios IV and Victory
Variable Insurance Funds
D. Brent Rowse	Since 2024.	Sr. Compliance Officer, the Adviser	159	None
(43) Anti-Money	Serves at the	(2023-present);
Laundering	discretion of	Compliance Officer, the Adviser
Officers and		(2019-2023). Mr.

49

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Identity Theft	the Board	Rowse also serves as the Anti-Money
Officer		Laundering
Compliance Officer and Identity Theft
Officer for
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds, and the Anti-Money
Laundering Compliance Officer for
Victory Capital
Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s

50

affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

51

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

52

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Name of Trustee of		Overseen by Trustee in the
Predecessor Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
	Pioneer Disciplined Growth Fund: Over $100,000	Over $100,000
Pioneer Disciplined Value Fund: Over $100,000
Benjamin M. Friedman	Pioneer Global Sustainable Equity Fund: Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	Pioneer Global Sustainable Equity Fund: Over $100,000	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information – Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

53

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$26,649.71	$0.00	$312,600.00
Diane Durnin	$25,802.49	$0.00	$301,762.00
Benjamin M. Friedman	$28,358.14	$0.00	$334,106.00
Craig C. MacKay	$25,482.91	$0.00	$297,093.00
Lorraine H. Monchak	$28,759.19	$0.00	$339,269.00
Thomas J. Perna	$34,529.16	$0.00	$414,100.00
Fred J. Ricciardi	$27,733.26	$0.00	$326,269.00
TOTAL	$197,314.86	$0.00	$2,325,199.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended August 31, 2024. As of August 31, 2024, there were 46 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following tables.

Pioneer Disciplined Growth Fund

			Number of	% of
Record Holder		Class	Shares	Class
Wells Fargo Clearing Services LLC		Class C	248,502.624	22.5452
Special Custody Acct for the Exclusive Benefit of Customer		Class Y	527,319.973	8.6961
2801 Market St.
Saint Louis, MO
63103-2523
	54
		Number of	% of
Record Holder	Class	Shares	Class
Raymond James	Class C	104,170.584	9.4508
Omnibus for Mutual Funds	Class Y	881,665.855	14.5397
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Pershing LLC	Class C	92,072.214	8.3532
1 Pershing Plaza
Jersey City, NJ 07399-0001
Caceis Bank On Behalf Of Acajou	Class K	708.082	100
Poche Residuelle
89-91 Rue Gabriel Peri
92120 Montrouge
France
LPL Financial	Class Y	1,076,837.445	17.7583
FBO Customer Accounts
Attn: Mutual Funds Operations
P.O. Box 509046
San Diego, CA 92150-9046
National Financial Services LLC	Class Y	1,068,031.125	17.6131
Attn: Mutual Funds Trading
499 Washington Blvd
Jersey City, NJ 07310-2010
Benefit Trust FBO CSA Non-Govt DB	Class Y	524,933.237	8.6568
Po Box 12765
Overland Park, KS 66282
Benefit Trust FBO CSA Non-Govt DB Plan	Class Y	551,212.836	9.0901
Po Box 12765
Overland PARK, KS 66282
Pioneer Disciplined Value Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC.	Class A	1,715,762.273	10.161
Attn: Mutual Funds Dept., 4th Floor	Class Y	947,832.748	11.3483
499 Washington Blvd.
Jersey City, NJ 07310-2010
Pershing LLC	Class A	1,241,528.168	7.3525
1 Pershing Plaza
Jersey City, NJ 07399-0001
Charles Schwab & Co., Inc.	Class C	37,307.275	6.1948
Special Custody Acct for the benefit of customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105
Wells Fargo Clearing Services LLC	Class C	31,077.261	5.1603
Special Custody Acct FBO Customer	Class Y	585,599.120	7.0113
2801 Market St.
St. Louis, MO 63103-2523
Raymond James	Class C	90,398.574	15.0104
Omnibus for Mutual Funds	Class Y	646,952.651	7.7459
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716
Pioneer Solutions – Balanced Fund.	Class K	237,085.994	99.0647
60 State St.
Boston, MA 02109

55

			Number of	% of
Record Holder		Class	Shares	Class
SEI Private Trust Company		Class Y	512,494.244	6.136
c/o Principal Financial ID 636
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
American Enterprise Investment SVC		Class Y	2,737,321.402	32.7736
For the Exclusive Benefit of Our Clients
707 2nd Ave S
Minneapolis, MN 55402-2405
Talcott Resolution Life Insurance Company		Class R	61,727.107	10.8583
P.O. Box 5051
Harford, CT 06102
Matrix Trust Company		Class R	37,600.027	6.6142
FBO Customer
717 17th St Suite 1300
Denver, CO 80202-3304
State Street Bank & Trust Co.		Class R	92,110.157	16.203
FBO Customer
Morgan Stanley Smith Barney
1 Lincoln St.
Boston, MA 02111-2901
Pioneer Global Sustainable Equity Fund

			Number of	% of
Record Holder		Class	Shares	Class
Ascensus Trust Company		Class C	31,747.756	10.4701
FBO Doubleday Group
P.O. Box 10758
Fargo, ND 58106-0758
Charles Schwab & Co Inc		Class C	15,890.979	5.2407
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905
Pioneer Solutions – Balanced Fund		Class K	3,926,758.523	97.1024
60 State Street
Boston, MA 02109
State Street Bank		Class R	46,564.740	6.1392
TTEE and/or Cust
FBO ADP Access Product
1 Lincoln St.
Boston, MA 02111-2901
Empower Trust FBO		Class R	74,126.005	9.7729
Empower Benefit Plans
8515 E Orchard Rd 2T2
Greenwood Village CO 80111
Talcott Resolution Life Insurance Company		Class R	255,119.967	33.6354
P.O. Box 5051
Hartford, CT 06102
American Enterprise Investment SVC		Class Y	2,040,683.472	14.6774
For the Exclusive Benefit of Our Clients
707 2nd Ave S.
Minneapolis, MN 55402
LPL Financial		Class Y	1,555,860.271	11.1904
FBO Customer Accounts
	56
		Number of	% of
Record Holder	Class	Shares	Class
Attn: Mutual Funds Operations
P.O. Box 509046
San Diego, CA 92150-9046
National Financial Services LLC	Class Y	1,604,905.813	11.5431
For Exclusive Benefit of Our Customers
499 Washington Blvd.
Attn: Mutual Funds Dept., 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	15,531.176	5.122
1 Pershing Plaza	Class Y	1,269,910.603	9.1337
Jersey City, NJ 07399-0001
Charles Schwab & Co Inc	Class Y	2,481,485.531	17.8478
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
UBS Wealth Management USA	Class Y	3,357,088.344	24.1455
Omni Account M/F
Special Custody Account EBOC UBSFSI
1000 Harbor Blvd.
Weehawken, NJ 07086
Pioneer Active Credit Fund

		Number of	% of
Record Holder	Class	Shares	Class
Pershing, LLC	Class A	99,250.744	5.6246
1 Pershing Plaza	Class C	17,854.582	13.7177
Jersey City, NJ 07399-0001	Class Y	117,833.020	5.4551
UBS Wealth Management USA	Class A	99,928.923	5.6631
Omni Account M/F	Class C	6,583.575	5.0582
Special Custody Account	Class Y	274,323.744	12.6998
1000 Harbor Blvd.
Weehawken, NJ 07086
National Financial Services, LLC	Class A	159,123.686	9.0177
For Exclusive Benefit of its Customers	Class C	7,332.922	5.6339
499 Washington Blvd.	Class Y	255,373.797	11.8225
Attn: Mutual Funds Dept., 4th Floor
Jersey City, NJ 07310
Wells Fargo Clearing Services LLC	Class A	154,045.154	8.7299
Special Custody Acct for the Exclusive Benefit of Customer	Class Y	244,097.218	11.3004
2801 Market St.
Saint Louis, MO 63103-2523
Raymond James	Class Y	111,840.577	5.1776
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716-1102
LPL Financial	Class A	217,723.539	12.3386
4707 Executive Drive	Class C	38,051.868	29.2353
San Diego, CA 92121-3091	Class Y	139,658.516	6.4655
Merrill Lynch, Pierce, Fenner & Smith	Class A	97,438.040	5.5219
Incorporated
For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
American Enterprise Investment SVC	Class C	8,098.272	6.2219
For the Exclusive Benefit of Our Clients

57

			Number of	% of
Record Holder		Class	Shares	Class
707 2nd Ave S.
Minneapolis, MN 55402
RBC Capital Markets LLC		Class Y	155,539.017	7.2006
Mutual Funds Omnibus Processing
Attn: Mutual Funds OPS Manager
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
Morgan Stanley Smith Barney LLC		Class A	361,425.570	20.4824
For The Exclusive Bene Of Its Cust		Class C	16,210.426	12.4545
1 New York Plz Fl 12		Class Y	138,216.865	6.3987
New York NY 10004-1932
Charles Schwab & Co Inc		Class Y	115,162.835	5.3314
Exclusive Benefit Of Its Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
Pioneer High Income Municipal Fund

			Number of	% of
Record Holder		Class	Shares	Class
Pershing LLC		Class A	3,502,515.534	5.5795
1 Pershing Plaza		Class C	632,957.488	5.9407
Jersey City, NJ 07399-0001
Wells Fargo Clearing Services LLC		Class A	17,217,219.713	27.427
Special Custody Acct for the exclusive benefit of customer		Class C	4,355,350.006	40.8778
2801 Market Street		Class Y	11,429,244.812	11.2602
Saint Louis, MO 63103-2523
MLPF&S for the sole benefit of its customers		Class A	4,536,477.241	7.2266
Mutual Fund Administration		Class Y	11,318,198.604	11.1508
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
Charles Schwab & Co Inc		Class A	7,597,763.308	12.1032
Special Custody A/C FBO Customers		Class C	773,015.228	7.2553
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905
Charles Schwab & Co Inc		Class Y	18,895,428.707	18.6159
Exclusive Benefit Of Its Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
UBS Wealth Management USA		Class Y	9,492,147.587	9.3517
Omni Account M/F
Special Custody Account
1000 Harbor Blvd.
Weehawken, NJ 07086
Morgan Stanley Smith Barney LLC		Class A	9,113,960.568	14.5185
For The Exclusive Bene Of Its Cust		Class C	968,288.835	9.088
1 New York Plz Fl 12		Class Y	11,800,088.529	11.6255
New York NY 10004-1932
National Financial Services LLC		Class Y	10,350,083.344	10.197
For the exclusive benefit
of our customers
499 Washington Blvd
Attn: Mutual Funds Dept 4th Floor
	58
		Number of	% of
Record Holder	Class	Shares	Class
Jersey City, NJ 07310-2010
Raymond James	Class C	1,043,015.342	9.7894
Omnibus For Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 3716
American Enterprise Investment SVC	Class C	705,480.850	6.6214
For the Exclusive Benefit of Our Clients
707 2nd Ave S.
Minneapolis, MN 55402
LPL Financial	Class A	3,275,098.206	5.2172
Omnibus Customer Account	Class Y	6,907,632.770	6.8054
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091
Pioneer Short Term Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
Morgan Stanley Smith Barney LLC	Class A	1,054,547.533	5.3499
For The Exclusive Bene Of Its Cust	Class Y	22,620,989.456	19.8562
1 New York Plz Fl 12
New York NY 10004-1932
Pershing LLC	Class A	1,430,369.325	7.2565
1 Pershing Plaza	Class C	86,102.462	5.1244
Jersey City, NJ 07399-0001
National Financial Services LLC	Class C	87,597.688	5.2134
Attn: Mutual Funds Dept 4th Floor	Class Y	12,575,919.448	11.0389
499 Washington Blvd
Jersey City, NJ 07310-2010
Raymond James	Class A	1,998,738.680	10.1399
Omnibus for Mutual Funds	Class C	597,039.089	35.5329
Attn: Courtney Waller	Class Y	6,772,157.230	5.9445
880 Carillon Pkwy
St. Petersburg, FL 33716
American Enterprise Investment Svc	Class A	7,965,797.426	40.4118
For the Exclusive Benefit of our Clients	Class C	429,415.861	25.5568
707 2nd Ave S	Class Y	21,003,803.645	18.4367
Minneapolis, MN 55402-2405
LPL Financial	Class A	1,905,578.699	9.6673
FBO Customer Accounts	Class C	93,178.323	5.5455
Attn: Mutual Funds Operations	Class Y	8,564,186.169	7.5175
P.O. Box 509046
San Diego, CA 92150-9046
Wells Fargo Clearing Services LLC	Class Y	12,555,608.590	11.021
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523
MLPF&S for the Sole Benefit of its Customers	Class C2	155,799.588	99.9052
Mutual Fund Administration	Class Y	11,070,587.274	9.7175
4800 Deer Lake Drive E Fl 2
Jacksonville, FL 32246-6484
UBS Wealth Management USA	Class Y	6,172,321.765	5.4179
Omni Account M/F

59

		Number of	% of
Record Holder	Class	Shares	Class
Special Custody Account EBOC UBSFSI
1000 Harbor Blvd.
Weehawken, NJ 07086
Pioneer Solutions – Balanced Fund	Class K	1,914,330.599	91.5831
60 State Street
Boston, MA 02109

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds. The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
Victory Pioneer Disciplined Growth Fund	0.65% of the Fund’s average daily net assets up to $1 billion,
0.60% of the next $4 billion of the Fund’s average daily net assets and 0.55% on the Fund’s average daily net assets over $5 billion
Victory Pioneer Disciplined Value Fund	0.40% of the Fund’s average daily net assets up to $5 billion and 0.35% of the Fund’s average daily net assets over $5
billion

60
Victory Pioneer Global Equity Fund	0.65% of the Fund’s average daily net assets on the first $1 billion and 0.60% of the Fund’s average daily net assets over
$1 billion
Victory Pioneer Active Credit Fund	0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1
billion

Victory Pioneer High Income Municipal Fund	0.50% of the Fund’s average daily net assets up to $500
million, 0.475% of the next $500 million of the Fund’s
average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion
Victory Pioneer Short Term Income Fund	0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% of the Fund’s average daily net assets greater than
$1 billion

Victory Capital also serves as investment adviser to the underlying investment company through which the Victory Pioneer High Income Municipal Fund invests. The terms of the management agreement relating to the underlying investment company are substantially similar to those described above, except that no management fee is paid to Victory Capital thereunder.

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended August 31, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Pioneer Disciplined Growth Fund	Gross Fee Incurred	$12,420,480	$10,553,620	$11,254,482
Pioneer Disciplined Growth Fund	Net Fee Paid	$12,420,480	$10,553,620	$11,254,482
Pioneer Disciplined Value Fund	Gross Fee Incurred	$1,601,129	$1,724,384	$1,874,889
Pioneer Disciplined Value Fund	Net Fee Paid	$1,344,193	$1,366,034	$1,623,948
Pioneer Global Sustainable Equity Fund	Gross Fee Incurred	$3,054,969	$2,325,457	$1,878,159
Pioneer Global Sustainable Equity Fund	Net Fee Paid	$2,858,504	$1,857,196	$1,592,827
Pioneer Active Credit Fund	Gross Fee Incurred	$181,476	$223,678	$300,587
Pioneer Active Credit Fund	Net Fee Paid	$0	$0	$79,668
Pioneer High Income Municipal Fund	Gross Fee Incurred	$5,571,356	$6,850,714	$8,852,619
Pioneer High Income Municipal Fund	Net Fee Paid	$5,068,635	$5,600,675	$8,301,479
Pioneer Short Term Income Fund	Gross Fee Incurred	$2,187,150	$1,414,550	$1,507,357
Pioneer Short Term Income Fund	Net Fee Paid	$2,187,150	$1,207,382	$1,465,043

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended August 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

61

Since the Funds had not commenced operations, for the last three fiscal years ended August 31, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act,

62
each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended August 31, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2024	2023	2022
Pioneer Disciplined Growth Fund	$765,626	$718,874	$663,306
Pioneer Disciplined Value Fund	$141,783	$160,980	$150,991
Pioneer Global Sustainable Equity Fund	$185,390	$156,867	$134,803
Pioneer Active Credit Fund	$18,368	$23,064	$30,648
Pioneer High Income Municipal Fund	$312,005	$421,238	$403,065
Pioneer Short Term Income Fund	$171,808	$123,372	$120,703

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly- owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

63

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Disciplined Growth Fund

Number of
				Accounts	Assets
Managed
				for which	Managed
		Number of		Advisory	for which
Name of			Total	Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)

Craig Sterling	Other Registered Investment Companies	4	$11,845,564	1	$9,336,629
	Other Pooled Investment Vehicles	8	$8,326,051	4	$6,218,586
	Other Accounts	10	$2,963,170	1	$1,923,087

Ashesh Savla	Other Registered Investment Companies	2	$2,345.729	N/A	N/A
	Other Pooled Investment Vehicles	3	$1,186,345	3	$1,186,345
	Other Accounts	N/A	N/A	N/A	N/A

Victory Pioneer Disciplined Value Fund
Number of
				Accounts	Assets
Managed
				for which	Managed
		Number of		Advisory	for which
Name of			Total	Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)

Craig Sterling	Other Registered Investment Companies	4	$13,585,762	1	$9,336,629
	Other Pooled Investment Vehicles	8	$8,326,051	4	$6,218,586
	Other Accounts	10	$2,963,170	1	$1,923,087

Ashesh Savla	Other Registered Investment Companies	2	$4,085,926	N/A	N/A
	Other Pooled Investment Vehicles	3	$1,186,345	3	$1,186,345
	Other Accounts	N/A	N/A	N/A	N/A

Victory Pioneer Global Equity Fund
Number of
				Accounts	Assets
Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)

64

Marco Pirondini	Other Registered Investment Companies	3	$5,267,569	N/A	N/A
	Other Pooled Investment Vehicles	3	$4,486,900	2	$4,305,691
	Other Accounts	1	$143	N/A	N/A
John Peckham	Other Registered Investment	2	$5,980	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	5	$2,689,665	1	$2,524.309
	Other Accounts	1	$143	N/A	N/A
Brian Chen	Other Registered Investment Companies	3	$759,642	N/A	N/A

	Other Pooled Investment Vehicles	4	$2,531,936	1	$2,524,309
	Other Accounts	1	$143	N/A	N/A
Jeffrey Sacknowitz	Other Registered Investment Companies	3	$749,642	N/A	N/A

	Other Pooled Investment Vehicles	2	$160,244	N/A	N/A
	Other Accounts	1	$143	N/A	N/A
Paul Jackson	Other Registered Investment Companies	N/A	N/A	N/A	N/A

	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	1	$143	N/A	N/A
Victory Pioneer Active Credit Fund				Number of

				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
Jonathan Duensing	Other Registered Investment Companies	3	$1,007,476	N/A	N/A
	Other Pooled Investment Vehicles	9	$1,855,441	4	$572,159
	Other Accounts	12	$5,910,745	N/A	N/A

Jeffrey Galloway	Other Registered Investment	2	$986,089	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	1	$129,340	N/A	N/A

Victory Pioneer High Income Municipal Fund				Number of

				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
John Crosby van	Other Registered Investment Companies	6	$1,543,896	N/A	N/A
Roden III
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A

Prakash Vadlamani	Other Registered Investment	6	$1,543,896	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A

65

Victory Pioneer Short Term Income Fund

Noah Funderburk	Other Registered Investment Companies	2	$6,759,139	N/A	N/A
	Other Pooled Investment Vehicles	2	$784,061	2	$784,061
	Other Accounts	5	$374,869	2	$224,772

Nicolas Pauwels	Other Registered Investment	2	$6,759,139	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	2	$784,061	2	$784,061
	Other Accounts	5	$827,129	1	$179,909

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

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The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund, except the Victory Pioneer Short Term Income Fund, pay the Distributor a distribution and service fee of up to 0.25%. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of the Victory Pioneer Short Term Income Fund pay the Distributor a distribution and service fee of 0.20%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund, except the Victory Pioneer Short Term Income Fund, pay the Distributor a distribution and service fee of 1.00%. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of the Victory Pioneer Short Term Income Fund pay the Distributor a distribution and service fee of 0.50%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

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Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended August 31.

Pioneer Disciplined Growth Fund

For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$35,694	$31,105	$37,401
Approximate Commissions Reallowed to Dealers (Class A shares)	$221,974	$193,899	$226,264
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$610,103	$610,103	$610,103
Pioneer Disciplined Value Fund
For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$10,057	$13,932	$21,833
Approximate Commissions Reallowed to Dealers (Class A shares)	$58,385	$80,300	$130,538
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$304,512	$573,902	$421,801
Pioneer Global Sustainable Equity Fund
For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$11,734	$8,932	$9,909
Approximate Commissions Reallowed to Dealers (Class A shares)	$72,304	$55,432	$59,346
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$482,529	$459,866	$317,172
Pioneer Active Credit Fund
For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$678	$589	$989
Approximate Commissions Reallowed to Dealers (Class A shares)	$4,051	$2,568	$7,417
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$136
Pioneer High Income Municipal Fund
For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$10,785	$14,907	$26,360
Approximate Commissions Reallowed to Dealers (Class A shares)	$73,015	$104,470	$164,277
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0
Pioneer Short Term Income Fund
For the Fiscal Years Ended August 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$0	$0	$0
Approximate Commissions Reallowed to Dealers (Class A shares)	$0	$0	$0
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$16,167	$6,420	$1,617

Fund expenses under the distribution plan

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The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended August 31, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined	Predecessor	Predecessor	Predecessor	Predecessor
	Predecessor Fund Fund Class A		Fund Class C	Fund Class R	Fund Class C2
	Plan	Plan	Plan	Plan1	Plan2
Pioneer Disciplined Growth Fund	$4,586,583	$4,471,671	$114,912
Pioneer Disciplined Value Fund	$767,743	$635,064	$93,597	$39,082
Pioneer Global Sustainable Equity Fund	$537,164	$402,728	$65,823	$68,613
Pioneer Active Credit Fund	$55,614	$38,254	17,360
Pioneer High Income Municipal Fund	$1,835,868	$1,032,911	$802,957
Pioneer Short Term Income Fund	$266,719	$209,178	$50,900		$6,641

1Payments made by Class R shares of each Predecessor Fund. The Funds do not offer Class R shares.

2Payments made by Class C2 shares of the Predecessor Fund. Victory Pioneer Short Term Income Fund does not offer Class C2 shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended August 31, 2024 is set forth in the following tables:

	Payments
Pioneer Disciplined	to Servicing			Sales	Printing
Growth Fund	Parties1		Advertising	Meetings	and Mailing	Total
Class A	$4,471,671	$0	$0	$0		$4,471,671
Class C	$50,645	$9,715	$45,333	$9,219		$114,912

1 Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

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		Payments
Pioneer Disciplined		to Servicing		Sales	Printing
Value Fund		Parties1	Advertising	Meetings	and Mailing	Total
Class A	$632,063	$451	$2,123	$427		$635,064
Class C	$88,102	$833	$3,860	$802		$93,597
Class R	$39,082	$0	$0	$0		$39,082

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

Pioneer Global		Payments
Sustainable Equity		to Servicing		Sales	Printing
Fund		Parties1	Advertising	Meetings	and Mailing	Total
Class A	$402,728	$0	$0	$0		$402,728
Class C	$60,111	$848	$4,020	$844		$65,823
Class R	$68,613	$68,613	$68,613	$68,613		$68,613

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

		Payments
Pioneer Corporate		to Servicing		Sales	Printing
High Yield Fund		Parties1	Advertising	Meetings	and Mailing	Total
Class A	$38,254	$0	$0	$0		$38,254
Class C	$17,360	$17,360	$17,360	$17,360		$17,360

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

Pioneer High		Payments
Income Municipal		to Servicing		Sales	Printing
Fund		Parties1	Advertising	Meetings	and Mailing	Total
Class A	$892,565	$21,011	$99,131	$20,204		$1,032,911
Class C	$733,515	$10,141	$48,497	$10,531		$802,957

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

		Payments
Pioneer Short Term		to Servicing		Sales	Printing
Income Fund		Parties1	Advertising	Meetings	and Mailing	Total
Class A	$209,178	$0	$0	$0		$209,178
Class C	$50,900	$0	$0	$0		$50,900
Class C2	$4,179	$357	$1,722	$383		$6,641

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended August 31, 2024).

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

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The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Victory Capital pursuant to authority contained in the Funds’ management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

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The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended August 31, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended August 31, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Disciplined Growth Fund	$610,103	$880,812	$689,010
Pioneer Disciplined Value Fund	$304,512	$573,902	$421,801
Pioneer Global Sustainable Equity Fund	$482,529	$459,866	$317,172
Pioneer Active Credit Fund	$0	$0	$136
Pioneer High Income Municipal Fund	$0	$0	$0
Pioneer Short Term Income Fund	$16,167	$6,420	$1,617

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended August 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended August 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended August 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of August 31, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

Pioneer Disciplined Growth Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Disciplined Value Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Bank of America	Equity	$8,817
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Pioneer Global Sustainable Equity Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Active Credit Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer High Income Municipal Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Bank of America Corp.	Equity	$6,805
Pioneer Short Term Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Bank of America Corp.	Debt	$4,609
Citigroup, Inc.	Debt	$4,249
Truist Financial Corp.	Debt	$5,058
JP Morgan Chase & Co	Debt	$7,735
MUFG Securities	Debt	$2,026
Barclays Plc.	Debt	$4,229
Royal Bank of Canada	Debt	$2,822
Toronto Dominion Bank	Debt	$2,139
Wells Fargo & Co.	Debt	$5,375

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended August 31, 2024 and 2023 was:

	2024	2023
Pioneer Disciplined Growth Fund	84%	126%
Pioneer Disciplined Value Fund	111%	143%
Pioneer Global Sustainable Equity Fund	52%	63%
Pioneer Active Credit Fund	46%	33%
Pioneer High Income Municipal Fund	30%	37%
Pioneer Short Term Income Fund	40%	54%

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

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The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer Active Credit Fund, Victory Pioneer Short Term Income Fund and Victory Pioneer High Income Municipal Fund declare dividends daily and normally pay dividends on the last business day of each month. The Victory Pioneer Disciplined Growth Fund, Victory Pioneer Global Equity Fund and Victory Pioneer Disciplined Value Fund] generally pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., the underlying fund, or other partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to a Fund. Consequently, in order to qualify as a regulated investment company, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Funds, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

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The tax treatment of certain insurance-linked securities is not entirely clear. Certain of Victory Pioneer Short Term Income Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, a Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, each Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Each Fixed Income Fund declares a dividend from any net investment income (other than capital gains) each business day. Dividends from any net investment income (other than capital gains) are normally paid on the last business day of the month or shortly thereafter.

Each Fund generally distributes any net short- and long-term capital gains in November. The Equity Funds generally pay dividends from any net investment income (excluding capital gains) in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for a Fund to avoid U.S. federal income or excise tax.

The Victory Pioneer High Income Municipal Fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the Fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The Fund’s distributions of such gain or income from such investments will not be “exempt-interest dividends,” as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Code.

Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the Fund’s dividends and distributions not reported as exempt-interest dividends will be taxable as described below.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individual shareholders that are subject to the U.S. federal alternative minimum tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. The Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt- interest dividends paid by the Fund.

Unless a shareholder specifies otherwise, all distributions from a Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from a Fund, other than exempt- interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates. Since the Victory Pioneer High Income Municipal Fund’s income is derived from sources that do not pay dividends, it is not expected that any dividends paid by

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the Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to individual and certain other noncorporate shareholders on “qualified dividend income.”

Distributions by the Victory Pioneer High Income Municipal Fund or Victory Pioneer Short Term Income Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Victory Pioneer High Income Municipal Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains may be affected by the application of the alternative minimum tax.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

The Victory Pioneer Active Credit Fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the

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possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of August 31, 2024

Capital loss carryforwards are available to offset future realized capital gains. At August 31, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

	Pioneer		Pioneer		Pioneer High
	Disciplined	Pioneer	Global		Income	Pioneer Short
	Growth	Disciplined	Sustainable	Pioneer Active	Municipal	Term Income
	Fund	Value Fund Equity Fund		Credit Fund	Fund	Fund
Short-term	$0	$0	$0	$29,214,648	$132,590,609	$25,820,617
Long-term	$0	$0	$0	$40,523,896	$205,674,647	$29,257,067
Total	$0	$0	$0	$69,738,544	$338,265,256	$55,077,684

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

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At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, generally will be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Funds, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Funds, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and

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different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Funds, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Funds, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Funds, in which case the Funds will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

A Fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses

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realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer generally is eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Funds, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders.

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The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Each Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If a Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non- U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, a Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption generally is available to the extent the Fixed Income Funds’ distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds, designated as Class A, Class C, Class R6 and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that

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class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial statements

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The audited financial statements of the Predecessor Funds, for the fiscal year ended August 31, 2024 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine

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that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the

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Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for

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	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to

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each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

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▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

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Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

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In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

FUND NAME	CLASS	CLASS	CLASS	CLASS	CLASS
	A	C	R6	R	Y
Victory Pioneer Intrinsic Value Fund	PISVX	PVCCX	—	—	PISYX

Victory Pioneer Global Growth Fund	SUGAX	SUGCX	—	—	SUGYX
Victory Pioneer Global Value Fund	PGSVX	GBVCX	—	—	PSUYX

Victory Pioneer Strategic Income Fund	PSRAX	PSRCX	STRKX	STIRX	STRYX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS ..........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	37
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	38
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	44
TRUSTEES AND OFFICERS...........................................................................................................................................................................	44
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	53
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	56
PORTFOLIO MANAGERS ..............................................................................................................................................................................	59
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	62
CODE OF ETHICS ...........................................................................................................................................................................................	65
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	66
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	66
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS..............................................................................................................................	68
TAXES ...	68
ADDITIONAL INFORMATION......................................................................................................................................................................	75
APPENDIX A....................................................................................................................................................................................................	82
APPENDIX B....................................................................................................................................................................................................	90

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of four series of the Trust (each a “Fund”) and collectively, the “Funds”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Intrinsic Value Fund	Victory Pioneer Intrinsic Value Fund
Pioneer Global Sustainable Growth Fund	Victory Pioneer Global Growth Fund
Pioneer Global Sustainable Value Fund	Victory Pioneer Global Value Fund
Pioneer Strategic Income Fund	Victory Pioneer Strategic Income Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

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(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2)more than 50% of the outstanding shares of the Fund.

The Funds’ fundamental policies are as follows:

(1)Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by

(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investmentpolicies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders

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should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest

5

in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Victory Pioneer Strategic Income Fund generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). Each Fund has adopted this non-fundamental policy in order that the Fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

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In addition, each Fund’s investment objective is non-fundamental and it and the Funds’ non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased

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expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Normally, the Victory Pioneer Global Growth Fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI ACWI Growth Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For purposes of satisfying this policy, a Fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Each Fund will use the market value of derivative instruments for purposes of this policy.

Normally, the Victory Pioneer Global Value Fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI ACWI Value Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For purposes of satisfying this policy, a Fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Each Fund will use the market value of derivative instruments for purposes of this policy.

Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non- U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging

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market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the United States. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non- U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other

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protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

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Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The U.S. has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as a Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China- Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on

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an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, a Funds are not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. Because the Victory Pioneer Global Growth Fund and Victory Pioneer Global Value Fund, under normal circumstances, will invest a substantial portion of its assets in securities that are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect a Fund’s investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in a Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of a Fund. Even if a Fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on a Fund’s ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although a Funds value their assets daily in terms of U.S. dollars, a Funds do not intend to convert their holdings of non-U.S. currencies into U.S. dollars on a daily basis. Each Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Because the Victory Pioneer Global Growth Fund and the Victory Pioneer Global Value Fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the Fund’s investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Even if the Fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the Fund’s ability to hedge effectively against the

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currency risks associated with its portfolio investments. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy. Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

Each Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should

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rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While a Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, a Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of

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options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so. Each Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

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Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

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•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub- prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. A Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as asubstitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would

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otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and a Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are

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typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Each Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone.

However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Each Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is

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available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

Each Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Each Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange- traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

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The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Each Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the United States on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances, prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

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Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Equity swaps, caps, floors, and collars

Each Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Interest rate swaps, collars, caps and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the Victory Pioneer Strategic Income Fund’s income, a Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, a Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase a Fund’s yield, for example, during periods of

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steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). A Fund is not required to hedge its portfolio and may choose not to do so. Each Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect a Fund from a reduction in yield due to falling interest rates and may permit a Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

Each Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

Each Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. A Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. Each Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of a Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to a Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Funds, be subject to registration or regulation as a commodity pool operator.

Under this exemption, a Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Credit default swap agreements

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The Victory Pioneer Strategic Income Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. Each Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund will receive no return on the stream of payments made to the seller.

However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. Each Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by a Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to a Fund as seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. Each Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Each Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If a Fund holds a long position in a CDX, a Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, a Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

Credit-linked notes

The Victory Pioneer Strategic Income Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange traded notes

The Victory Pioneer Strategic Income Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

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The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. Each Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Debt securities and related investments

Debt securities selection

In selecting debt securities for a Fund, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher ratedsecurities.Inthelowerqualitysegments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake

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to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Municipal obligations

The Victory Pioneer Strategic Income Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities,

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the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Each Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

The Victory Pioneer Strategic Income Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

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The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Victory Capital determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. Each Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed

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securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Victory Pioneer Strategic Income Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

The Victory Pioneer Strategic Income Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset- backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the

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ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust typically is split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

The Victory Pioneer Strategic Income Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Victory Pioneer Strategic Income Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. Each Fund may invest in loans in different ways. Each Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

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Direct investment in loans. It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, a Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if a Fund had made a direct investment in the underlying corporate loan.

The Victory Pioneer Strategic Income Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. Each Fund may acquire participation interests from the financial institution or from another investor. Each Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of a Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may

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include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Each Fund will generally rely upon the agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, a Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Victory Pioneer Strategic Income Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. Each Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which a Fund owns interests. Such banks may also act as agents for loans held by a Fund.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

The Victory Pioneer Strategic Income Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Victory Pioneer Strategic Income Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail

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due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, a Fund will indirectly bear its proportionate share of any management fees paid by the closed- end fund in addition to the advisory fee payable directly by a Fund.

Insurance-linked securities

The Victory Pioneer Strategic Income Fund may invest in insurance-linked securities (“ILS”). A Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. A Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

A Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact a Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds typically are rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, a Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, a Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in Reinsurance Notes and therefore place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to a Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance- linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

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The Victory Pioneer Strategic Income Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, a Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Victory Pioneer Strategic Income Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in- kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, a Fund may receive no interest.

Inflation-protected fixed income securities

The Victory Pioneer Strategic Income Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, a Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities;

(d)fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider

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what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. A Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

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Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. Each Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. Each Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on the collateral, but will earn a fee from the borrower. Each Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Funds’ Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. The Funds did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC

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exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Each Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

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Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to

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accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will

offer	all	classes	of	shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest. Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

39

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds (except Victory Pioneer Strategic Income Fund).

	Sales Charge as a % of
		Dealer
Amount of Purchase	Offering Price	Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00**
* There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee
may be paid and such	purchases are potentially	subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Victory Pioneer Strategic Income Fund

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Victory Pioneer Strategic Income Fund.

	Sales Charge as a % of
		Dealer
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may

be	paid	and	such	purchases	are	potentially	subject	to	a	CDSC,	as	set	forth	below.
40

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and

41

furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended September 30, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer Intrinsic Value Fund	$0
Pioneer Global Growth Fund	$0
Pioneer Global Value Fund	$0
Pioneer Strategic Income Fund	$7,094

Sample Calculation of Maximum Offering Price

Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Victory Pioneer Strategic Income Fund

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class R6, and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A and Class C shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

42

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You

are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours

43

for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
Trustee	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and		Jersey State Civil Service
	removal.	securities services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present),	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	Partner (1983-2018), Sullivan &		Company, LLC, (privately-held
Jr. (74)*	until a	Cromwell LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is

44

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018);
	elected or	Vice Chairman – The Dreyfus
	earlier	Corporation (2005 – 2018):
	retirement or	Executive Vice President Head of
	removal.	Product, BNY Mellon Investment
Management (2007-2012);
Executive Director- Product
Strategy, Mellon Asset Management
(2005-2007); Executive Vice
President Head of Products,
Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005);
Senior Vice President Strategic
Product and Business Development,
Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.

Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings, Inc.
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		(financial services holding
Trustee	until a	(2022 – present); Partner, England		company) (2022 – present); Board
	successor	& Company, LLC (advisory firm)		Member of Carver Bancorp, Inc.
	trustee is	(2012 – 2022); Group Head –		(holding company) and Carver
	elected or	Leveraged Finance Distribution,		Federal Savings Bank, NA (2017 –
	earlier	Oppenheimer & Company		present); Advisory Council
	retirement or	(investment bank) (2006 – 2012);		Member, MasterShares ETF (2016 –
	removal.	Group Head – Private Finance &		2017); Advisory Council Member,
		High Yield Capital Markets		The Deal (financial market
		Origination, SunTrust Robinson		information publisher) (2015 –
		Humphrey (investment bank) (2003		2016); Board Co-Chairman and
		– 2006); and Founder and Chief		Chief Executive Officer, Danis
		Executive Officer, HNY Associates,		Transportation Company (privately-
		LLC (investment bank) (1996 –		owned commercial carrier) (2000 –
		2003)		2003); Board Member and Chief
Financial Officer, Customer Access
Resources (privately-owned

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
teleservices company) (1998 –
2000); Board Member, Federation
of Protestant Welfare Agencies
(human services agency) (1993 –
2022); and Board Treasurer, Harlem
Dowling Westside Center (foster
care agency) (1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments Group,
	elected or	American International Group, Inc.
	earlier	(insurance company) (1993 – 2001);
	retirement or	Vice President Corporate Finance
	removal.	and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 –
1993); Vice President –
Asset/Liability Management Group,
Federal Farm Funding Corporation
(government-sponsored issuer of
debt securities) (1988 – 1990);
Mortgage Strategies Group,
Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial
services) (2009 – 2012); Director,
Financial Models (technology)
(2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore
investment companies) (2004-
2007); Chairman/Director,
AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-
2006); Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

46
Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Interested Trustee:
David C. Brown	Trustee since	Chief Executive Officer and
(52)**	2024. Serves	Chairman (2013-present), Victory
Trustee	until a	Capital Management Inc.; Chief
	successor	Executive Officer and Chairman
	trustee is	(2013-present), Victory Capital
	elected or	Holdings, Inc.; Director, Victory
	earlier	Capital Services, Inc. (2013-
	retirement or	present); Director, Victory Capital
	removal	Transfer Agency, Inc. (2019-
present)

159Trustee, Victory Portfolios (37 portfolios); Trustee Victory Portfolios II (30 portfolios); Trustee, Victory Portfolios III (45 portfolios); Trustee, Victory Portfolios IV (29 portfolios); Trustee, Victory Variable Insurance Funds (6 portfolios)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-
	the Board	present); Manager, Fund
Administration, the Adviser;
Treasurer and Principal Financial
Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust,
Salient Midstream,
MLP Fund and Forward Funds;
Principal Financial Officer (2018-
2021) and Treasurer (2020-2021),
Salient Private Access Funds and
Endowment PMF Funds; Senior Vice
President of Fund Accounting and
Operations, Salient Partners (2020-
2022); Director of Fund Operations,
Salient Partners (2016-2019). Mr.
Dusenberry also serves as resident of
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios IV
and Victory Variable Insurance
Funds
Scott A.	Since 2024.	Director, Third-Party Dealer	159	None
Stahorsky (55)	Serves at the	Services & Reg Administration, Fund
Vice President	discretion of	Administration, the Adviser
	the Board	(2023-present); Vice President,
Victory Capital Transfer Agency, Inc.
(2023-present); Manager, Fund
Administration, the Adviser 2015-

2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Patricia	Since 2024.	Director, Regulatory Administration,	159	None
McClain (62)	Serves at the	Fund Administration, the Adviser
Secretary	discretion of	(2019-present). Ms.
	the Board	McClain also serves as Secretary of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Carol D. Trevino	Since 2024.	Director, Financial Reporting, Fund	159	None
(59) Treasurer	Serves at the	Administration
	discretion of	(2023-present); Director, Accounting
	the Board	and Finance, the
Adviser (2019-2023); Accounting/
Financial
Director, USAA (2013-2019). Ms.
Trevino also
serves as Treasurer of Victory
Portfolios, Victory Portfolios II,
Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Christopher	Since 2024.	Director, Fund and Broker Dealer	159	None
Ponte (40)	Serves at the	Finance, Fund Administration, (2023-
Assistant	discretion of	present); Victory Capital
Treasurer	the Board	Transfer Agency, Inc. (2023-present);
Manager, Fund
Administration, the Adviser (2017-
2023); Chief
Financial Officer, Victory Capital
Services, Inc. (since
2018). Mr. Ponte also serves as
Assistant Treasurer of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Sean Fox (48)	Since 2024.	Sr. Compliance Officer, the Adviser	159	None
Chief Compliance	Serves at the	(2019-Present);
Officer	discretion of	Compliance Officer, the Adviser
	the Board	(2015-2019). Mr. Fox
also serves as Chief Compliance
Officer for Victory Portfolios,
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios IV
and Victory Variable Insurance
Funds
D. Brent Rowse	Since 2024.	Sr. Compliance Officer, the Adviser	159	None
(43) Anti-Money	Serves at the	(2023-present);
Laundering	discretion of	Compliance Officer, the Adviser
Officers and	the Board	(2019-2023). Mr.
Identity Theft		Rowse also serves as the Anti-Money
Officer		Laundering

48

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Compliance Officer and Identity

Theft Officer for

Victory Portfolios, Victory Portfolios

II, Victory Portfolios III, Victory

Portfolios IV and Victory Variable

Insurance Funds, and the Anti-Money

Laundering Compliance Officer for

Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed- end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

49

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

50

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel,

51

including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Overseen by Trustee in the
Name of Trustee of Predecessor Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	Pioneer Strategic Income Fund: $10,001 - $50,000	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

52

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$27,411.84	$0.00	$330,600.00
Diane Durnin	$26,293.58	$0.00	$319,762.00
Benjamin M. Friedman	$29,577.54	$0.00	$337,021.00
Craig C. MacKay	$26,222.67	$0.00	$297,008.00
Lorraine H. Monchak	$30,045.53	$0.00	$342,184.00
Thomas J. Perna	$35,594.98	$0.00	$432,100.00
Fred J. Ricciardi	$29,516.65	$0.00	$338,184.00
TOTAL	$204,662.79	$0.00	$2,396,859.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended September 30, 2024. As of September 30, 2024, there were 47 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

53

Pioneer Global Sustainable Growth Fund

		Number of	% of
Record Holder	Class	Shares	Class
Caceis Bank On Behalf Of Acajou	Class A	60,292.659	61.1163
89-91 Rue Gabriel Peri	Class C	60,000.000	98.3861
92120 Montrouge	Class Y	81,027.892	100.00
France
BNYM I S Trust Co Cust Ira FBO	Class A	15,353.298	15.563
George J Patenode
Po Box 540873
Omaha NE 68154-0873
Pioneer Global Sustainable Value Fund

		Number of	% of
Record Holder	Class	Shares	Class
Caceis Bank On Behalf Of Acajou	Class A	67,699.281	75.1701
89-91 Rue Gabriel Peri	Class C	66,209.727	96.5325
92120 Montrouge	Class Y	91,172.041	97.2627
France
Pioneer Intrinsic Value Fund

		Number of	% of
Record Holder	Class	Shares	Class
BNYM I S Trust Co Cust SEP IRA FBO	Class A	7,823.472	9.547
Randall G Isakson
Po Box 542
Liberal KS 67905-0542
Caceis Bank On Behalf Of Acajou	Class A	34,281.619	41.8341
89-91 Rue Gabriel Peri	Class C	33,153.920	74.1293
92120 Montrouge	Class Y	46,112.488	95.3504
France
Ascensus Trust Company FBO	Class A	5,753.279	7.0208
Gerard Finegan UNI-K 610264
P.O. BOX 10758
Fargo, ND 58106
BNYM I S Trust Co Cust 403(B) FBO	Class A	10,818.543	13.2019
John E Morrell Jr
197 Salzburg Vlg
Palmyra NY 14522-1313
Pershing LLC	Class C	11,209.221	25.0629
1 Pershing Plz
Jersey City NJ 07399-0001
Pioneer Strategic Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	2,956,681.213	5.5079
1 Pershing Plz	Class Y	16,180,375.457	7.0293
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class A	3,470,006.969	6.4642
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	825,846.425	20.3115
2801 Market St	Class Y	14,252,586.821	6.1918
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC	Class A	5,186,737.409	9.6622
For The Exclusive Bene Of Its Cust	Class C	383,665.176	9.4362

54

		Number of	% of
Record Holder	Class	Shares	Class
1 New York Plz Fl 12	Class Y	17,027,796.722	7.3974
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	7,337,434.522	13.6687
Its Customers	Class C	402,257.608	9.8934
Mutual Fund Administration	Class K	9,188,797.658	15.8106
4800 Deer Lake Drive East 2nd Floor	Class Y	40,094,952.394	17.4186
Jacksonville FL 32246-6484
LPL Financial	Class C	217,648.339	5.353
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Charles Schwab & Co Inc	Class C	264,946.836	6.5163
Special Custody A/C FBO Customers	Class Y	20,535,583.583	8.9213
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	564,748.959	13.8899
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans	Class K	4,264,295.818	7.3373
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
ATTN Mutual Fund Ops	Class K	3,109,550.453	5.3504
Mac & Co A/C 739862
500 Grant Street Room 151-1010
Pittsburgh PA 15219-2502
National Financial Services LLC	Class K	13,215,810.253	22.7397
For Exclusive Benefit	Class Y	22,116,664.683	9.6082
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Voya Retirement Insurance And	Class K	3,879,369.094	6.675
Annuity Company	Class R	1,791,009.069	32.8272
One Orange Way B3n
Windsor CT 06095-4773
Talcott Resolution Life Insurance C	Class R	857,750.436	15.7216
Po Box 5051
Hartford CT 06102
Massachusetts Mutual Life Insurance	Class R	312,041.144	5.7194
1295 State Street Mip M200-Invst
Springfield MA 01111
Sammons Financial Network	Class R	1,362,958.719	24.9815
8300 Mills Civic Pkwy
West Des Moines IA 50266
Charles Schwab & Co Inc	Class Y	27,410,164.968	11.9079
Special Custody Account For The Benefit Of Customers
Attn: Mutual Funds
211 Main St
San Francisco CA 94105-1905
UBS WM USA	Class Y	17,031,335.972	7.399
0O0 11011 6100

55

		Number of	% of
Record Holder	Class	Shares	Class
OMNI Account M/F
Spec Cdy A/C EBOC UBSFSI
1000 Harbor Blvd
Weehawken Township, NJ 07086

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds. The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
0.45% of the Fund’s average daily net assets on the first $1 billion and 0.40% of the Fund’s average daily net assets over
Victory Pioneer Intrinsic Value Fund	$1 billion
0.65% of the Fund’s average daily net assets on the first $1 billion and 0.60% of the Fund’s average daily net assets over
Victory Pioneer Global Growth Fund	$1 billion

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0.65% of the Fund’s average daily net assets on the first $1 billion and 0.60% of the Fund’s average daily net assets over
Victory Pioneer Global Value Fund	$1 billion
0.60% on the first $1 billion of the Fund’s average daily net assets; 0.55% on the next $9 billion of the Fund’s average
daily net assets and 0.50% of the Fund’s average daily net
Victory Pioneer Strategic Income Fund	assets over $10 billion

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended September 30, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Pioneer Intrinsic Value Fund	Gross Fee Incurred	$7,925	$6,643	$5,668
Pioneer Intrinsic Value Fund	Net Fee Paid	$0	$0	$0
Pioneer Global Growth Fund	Gross Fee Incurred	$17,465	$13,878	$13,660
Pioneer Global Growth Fund	Net Fee Paid	$0	$0	$0
Pioneer Global Value Fund	Gross Fee Incurred	$16,919	$14,556	$13,324
Pioneer Global Value Fund	Net Fee Paid	$0	$0	$0
Pioneer Strategic Income Fund	Gross Fee Incurred	$18,263,204	$19,582,282	$24,397,321
Pioneer Strategic Income Fund	Net Fee Paid	$17,101,862	$17,963,212	$23,447,617

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended September 30.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended September 30, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross- trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek

57

to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub- administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended September 30, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

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Predecessor Fund	2024	2023	2022
Intrinsic Value Fund	$9,437	$9,774	$12,380
Global Growth Fund	$10,012	$10,049	$12,840
Global Value Fund	$11,579	$10,617	$12,863
Strategic Income Fund	$837,462	$939,003	$1,051,612

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly-owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Intrinsic Value Fund

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				Number of
				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Sammi Truong	Other Registered Investment Companies	2	$1,162,809	N/A	N/A
	Other Pooled Investment Vehicles	2	$382,366	1	$355,409
	Other Accounts	2	$2,410	N/A	N/A
John Arege	Other Registered	4	$2,039,136	1	$761,383
	Investment Companies
	Other Pooled Investment Vehicles	2	$382,366	1	$355,409
	Other Accounts	3	$2,410	N/A	N/A
Victory Pioneer Global Growth Fund
				Number of
				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
John Peckham	Other Registered Investment	2	$545,140	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	5	$2,689,665	1	$2,524,309
	Other Accounts	1	$143	N/A	N/A
Brian Chen	Other Registered	3	$1,298,803	N/A	N/A
	Investment Companies
	Other Pooled Investment Vehicles	4	$2,531,936	1	$2,524,309
	Other Accounts	1	$143	N/A	N/A
Jeffrey Sacknowitz Other Registered Investment		3	$1,298,803	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	2	$160,244	N/A	N/A
	Other Accounts	1	$143	N/A	N/A
Victory Pioneer Global Value Fund
				Number of
				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
John Peckham	Other Registered Investment	2	$545,017	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	5	$2,689,665	1	$2,524,309
	Other Accounts	1	$143	N/A	N/A
Brian Chen	Other Registered	3	$1,298,680	N/A	N/A
	Investment Companies
	Other Pooled Investment Vehicles	4	$2,531,936	1	$2,524,309

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	Other Accounts	1	$143	N/A	N/A
Jeffrey Sacknowitz Other Registered Investment		3	$1,298,680	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	2	$160,244	N/A	N/A
	Other Accounts	1	$143	N/A	N/A
Victory Pioneer Strategic Income Fund
				Number of
				Accounts	Assets
				Managed
				for which	Managed
		Number of		Advisory	for which
			Total	Fee is	Advisory Fee is
Name of Portfolio		Accounts	Assets	Performan	Performance-
Manager	Type of Account	Managed	Managed (000’s)	ce-Based	Based (000’s)
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
Kenneth Taubes	Other Registered Investment Companies	4	$5,451,526	N/A	N/A
	Other Pooled Investment Vehicles	7	$6,830,815	3	$4,541,304
	Other Accounts	7	$2,365,326	1	$790,777
Andrew Feltus	Other Registered	6	$1,180,083	N/A	N/A

	Investment Companies
	Other Pooled Investment Vehicles	25	$6,571,291	11	$3,780,153
	Other Accounts	4	$1,011,138	1	$790,777
Brad Komenda	Other Registered Investment Companies	5	$5,504,157	N/A	N/A
	Other Pooled Investment Vehicles	14	$8,489,216	6	$4,917,658
	Other Accounts	19	$6,426,260	1	$1,458,411
Jonathan Scott	Other Registered Investment Companies	4	$5,084,094	N/A	N/A
	Other Pooled Investment Vehicles	7	$6,976,047	2	$4,508,933
	Other Accounts	14	$6,335,682	2	$2,249,188

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high- quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

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The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross- trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule

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12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan

Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution- related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended September 30.

Pioneer Intrinsic Value Fund

For the Fiscal Years Ended September 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$278	$76	$3
Approximate Commissions Reallowed to Dealers (Class A shares)	$2,116	$503	$14
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$1,480	$412	$370
Pioneer Global Growth Fund
For the Fiscal Years Ended September 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$37	$38	$211
Approximate Commissions Reallowed to Dealers (Class A shares)	$192	$446	$1038
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$871	$1,360	$1220

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Pioneer Global Value Fund
For the Fiscal Years Ended September 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$28	$143	$702
Approximate Commissions Reallowed to Dealers (Class A shares)	$159	$1,109	$4,480
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$2,796	$3,702	$2,362
Pioneer Strategic Income Fund
For the Fiscal Years Ended September 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$17,070	$17,792	$34,500
Approximate Commissions Reallowed to Dealers (Class A shares)	$111,412	$120,495	$218,080
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$251,611	$159,321	$40,412

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended September 30, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined	Predecesso Predecesso Predecesso
	Predecesso r Fund		r Fund	r Fund
	r Fund	Class A	Class C	Class R
	Plan	Plan	Plan	Plan
Pioneer Intrinsic Value Fund	$6,817	$1,965	$4,852
Pioneer Global Growth Fund	$9,590	$2,709	$6,881
Pioneer Global Value Fund	$9,533	$2,231	$7,302
Pioneer Strategic Income Fund	$2,119,365	$1,391,684	$453,027	$274,654

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended September 30, 2024 is set forth in the following tables:

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	Payments
Pioneer Intrinsic	to Servicing		Sales	Printing
Value Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$1,965	$0	$0	$0	$1,965
Class C	$4,714	$22	$100	$16	$4,852

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended September 30, 2024).

	Payments
Pioneer Global	to Servicing		Sales	Printing
Growth Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$2,668	$6	$29	$6	$2,709
Class C	$6,881	$0	$0	$0	$6,881

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended September 30, 2024).

	Payments
Pioneer Global	to Servicing		Sales	Printing
Value Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$2,231	$0	$0	$0	$2,231
Class C	$7,293	$1	$6	$2	$7,302

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended September 30, 2024).

	Payments
Pioneer Strategic	to Servicing		Sales	Printing
Income Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$1,369,130	$3,394	$15,956	$3,204	$1,391,684
Class C	$418,186	$5,235	$24,558	$5,048	$453,027
Class R	$274,266	$58	$275	$55	$274,654

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended September 30, 2024).

Service plan for Class R shares

The Victory Pioneer Strategic Income Fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the Fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Fund.

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised

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Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Victory Capital pursuant to authority contained in the Funds’ management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other

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expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended September 30, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended September 30, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Intrinsic Value Fund	$1,480	$412	$370
Pioneer Global Growth Fund	$871	$1,360	$1220
Pioneer Global Value Fund	$2,796	$3,702	$2,362
Pioneer Strategic Income Fund	$251,611	$159,321	$40,412

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended September 30, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended September 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended September 30, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of September 30, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

Pioneer Intrinsic Value Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Global Growth Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Global Value Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Wells Fargo & Co.	Equity	$69

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Pioneer Strategic Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
BNP Paribas	Debt	$14,348
Morgan Stanley	Debt	$25,758

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended September 30, 2024 and 2023 was:

	2024	2023
Pioneer Intrinsic Value Fund	90%	22%
Pioneer Global Growth Fund	21%	38%
Pioneer Global Value Fund	57%	81%
Pioneer Strategic Income Fund	63%	51%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer Strategic Income Fund declares dividends daily and normally pay dividends on the last business day of each month. The Victory Pioneer Global Growth Fund, Victory Pioneer Global Value Fund and Victory Pioneer Intrinsic Value Fund generally pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment

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company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain insurance-linked securities is not entirely clear. Certain of the Victory Pioneer Strategic Income Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, a Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund- level taxes and may be forced to dispose of certain assets.

Under the Code, a Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Each Fund generally distributes any net short- and long-term capital gains in November. Each Fund, except the Victory Pioneer Strategic Income Fund, generally pay dividends from any net investment income (excluding capital gains) in December. The Victory Pioneer Strategic Income Fund declares a dividend from any net investment income (other than capital gains) each business day and normally paid on the last business day of the month or shortly thereafter. Dividends are normally paid on the last business day of the month or shortly thereafter. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

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Unless a shareholder specifies otherwise, all distributions from a Fund to that shareholder will be reinvested automatically in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that a Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

The Victory Pioneer Strategic Income Fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock

(1)with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

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Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of September 30, 2024

Capital loss carryforwards are available to offset future realized capital gains. At September 30, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

	Pioneer	Pioneer
	Intrinsic	Global	Pioneer
	Value	Growth Global Value		Pioneer Strategic
	Fund	Fund	Fund	Income Fund
Short-term	$0	$67,913	$0	$125,263,683
Long-term	$0	$108,941	$0	$228,084,180
Total	$0	$176,854	$0	$353,347,863

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s

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shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. The Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by- account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non- qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

A Fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is

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treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark- to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Victory Global Growth Fund and Victory Global Value Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Victory Global Growth Fund or Victory Global Growth Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a reFund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer generally is eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the

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result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Each Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non- U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, a Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption generally is available to the extent the Victory Pioneer Strategic Income Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds designated as Class A, Class C and Class Y shares. Each share of a class of aFund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon

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liquidation of aFund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial statements

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The audited financial statements of the Predecessor Funds, for the fiscal year ended September 30, 2024 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are

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not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N- PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation

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to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

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	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses

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are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to Funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium- term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.

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(Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

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A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward- looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

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CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed Funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

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Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

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VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

FUND NAME	CLASS	CLASS	CLASS	CLASS	CLASS
	A	C	R6	R	Y
Victory Pioneer Mid Cap Value Fund	PCGRX	PCCGX	PMCKX	—	PYCGX
Victory Pioneer Equity Income Fund	PEQIX	PCEQX	PEQKX	PQIRX	PYEQX
Victory Pioneer Equity Premium Income Fund	PMARX	PRRCX	FLEKX	—	PMYRX
Victory Pioneer CAT Bond Fund	ACBAX	—	ACBKX	—	CBYYX
Victory Pioneer Floating Rate Fund	FLARX	FLRCX	FLRKS	—	FLYRX
Victory Pioneer High Yield Fund	TAHYX	PYICX	—	—	TYHYX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS .........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	42
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	43
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	48
TRUSTEES AND OFFICERS...........................................................................................................................................................................	49
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	58
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	64
PORTFOLIO MANAGERS ..............................................................................................................................................................................	70
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	72
CODE OF ETHICS ...........................................................................................................................................................................................	77
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	77
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	77
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS..............................................................................................................................	80
TAXES ...	80
ADDITIONAL INFORMATION......................................................................................................................................................................	87
APPENDIX A....................................................................................................................................................................................................	94
APPENDIX B..................................................................................................................................................................................................	102

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of six series of the Trust (each a “Fund”) and collectively, the “Funds”). The Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund and Victory Pioneer High Yield Fund are referred to in this SAI, collectively, as the “Fixed Income Funds.”

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Mid Cap Value Fund	Victory Pioneer Mid Cap Value Fund
Pioneer Equity Income Fund	Victory Pioneer Equity Income Fund
Pioneer Equity Premium Income Fund	Victory Pioneer Equity Premium Income Fund
Pioneer CAT Bond Fund	Victory Pioneer CAT Bond Fund
Pioneer Floating Rate Fund	Victory Pioneer Floating Rate Fund
Pioneer High Yield Fund	Victory Pioneer High Yield Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

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Fundamental Investment Policies and Limitations of the Funds

The Funds have adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2) more than 50% of the outstanding shares of the Fund.

Each Fund’s fundamental policies are as follows:

(1)Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)Each Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the

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credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to

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various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund (except the Victory Pioneer CAT Bond Fund) is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to

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this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-Diversification

The Victory Pioneer CAT Bond Fund is currently classified as a non-diversified Fund under the 1940 Act. A non-diversified Fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified Fund. As a consequence, a non-diversified Fund is subject to greater risk than a diversified Fund. A diversified Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies), if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). Each Fund has adopted this non- fundamental policy in order that the Fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and the Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

The Victory Pioneer High Yield Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

In order to comply with tax rules in the Federal Republic of Germany, the Victory Mid Cap Value Fund continuously will invest within a calendar year at least 51% of its value in equity investments.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during

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a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Equity-linked notes

Equity-linked notes (“ELNs”) are structured products that consist of two main components: a fixed income component in the form of a bond or note paying a stated interest rate (premium), and an equity-linked component tied to the performance of one or more underlying reference securities (usually a single stock, a basket of stocks or a stock index). Under the structure, current payments typically are made in exchange for a limit on the capital appreciation potential of the reference securities during the term of the note. The ELN retains the full downside risk associated with the underlying reference securities. The Victory Pioneer Equity Premium Incme Fund’s investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. In addition, a Fund may write (sell) covered call and put options on common stocks or other reference securities.

Investments in ELNs often have risks similar to their underlying reference securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. If the prices of the reference securities move in an unexpected manner, then a Fund may not achieve the anticipated benefits of an investment in an ELN, and may suffer losses, which could be significant and could include a Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to make a market in the ELN. While a Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that a Fund will be able to sell the ELN at such price or at all. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, ELNs may exhibit price behavior that does not correlate with the underlying reference securities or a fixed income investment.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund (except Victory Pioneer Floating Rate Fund) may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

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Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non- Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the United States. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States;

(ii)economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for

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most non-U.S. securities generally are less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post- Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased

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volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The U.S. government has acted to prohibit U.S. persons, such as a Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that

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more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong

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Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, a Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Victory Pioneer Equity Premium Income Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in a Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of a Fund. Even if a Fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on a Fund’s ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although a Fund values its assets daily in terms of U.S. dollars, a Fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. Each Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of ta Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

Each Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

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For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While a Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

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Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, a Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

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Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Victory Pioneer Equity Premium Income Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Victory Pioneer Equity Premium Income Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by a Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects a Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, a Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of a Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or a Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Victory Pioneer Equity Premium Income Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Brady bonds

The Victory Pioneer Floating Rate Fund may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the “Brady Plan.” Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. Each Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference

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with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund (except the Victory Pioneer CAT Bond Fund) may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

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•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so- called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. A Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

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Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined in Rule 18f-4), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

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Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and a Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. Each Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone.

However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the

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exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. Each Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

Each Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Each Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the United States on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical

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pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Equity swaps, caps, floors and collars

Each Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those

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associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Interest rate swaps, collars, caps, and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the Victory Pioneer Equity Premium Income Fund’s, Victory Pioneer CAT Bond Fund’s, and Victory Pioneer High Yield Fund’s income, each Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, a Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase a Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). A Fund is not required to hedge its portfolio and may choose not to do so. Each Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect a Fund from a reduction in yield due to falling interest rates and may permit a Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

A Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. A Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. A Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of a Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

Total return swaps, caps, floors and collars

The Victory Pioneer CAT Bond Fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. Each Fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of a floor entitles

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the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors, and collars may involve greater transaction costs than investments in other securities.

Financial futures and options transactions

CFTC rules subject registered investment companies and advisers to regulation by the CTFC if a Fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options, and swaps transactions) or markets itself as providing investment exposure to such instruments. The Victory Pioneer Equity Premium Income Fund is subject to regulation as a commodity pool operator under the Commodity Exchange Act. The adviser is registered with the CFTC as a commodity pool operator and commodity trading adviser.

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to each Fund, except the Victory Pioneer Equity Premium Income Fund, under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Funds, be subject to registration or regulation as a commodity pool operator.

Under this exemption, each Fund (except the Victory Pioneer Equity Premium Income Fund) will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Victory Pioneer CAT Bond Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. Each Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by a Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects a Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, a Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of a Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or a Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which a Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Credit default swap agreements

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated

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to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund will receive no return on the stream of payments made to the seller.

However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by a Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to a Fund as seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

A Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If a Fund holds a long position in a CDX, a Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, a Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

Exchange traded notes

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. Each Fund will bear its pro rata portion of any

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fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Credit-linked notes

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, and Victory Pioneer High Yield Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Debt securities and related investments

Debt securities selection

In selecting debt securities for a Fund, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they

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undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Fixed-income securities

In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but typically are junior to an existing class of

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preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower.

Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value.

Floating or variable rate obligations may be acquired as short-term investments pending longer-term investment of Funds.

Certain securities may permit the issuer at its option to “call,” or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, a Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Subordinated securities

The Victory Pioneer CAT Bond Fund may also invest in other types of fixed income securities that are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Victory Pioneer CAT Bond Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Municipal obligations

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Each Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

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Mortgage-backed securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated

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securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Victory Capital determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. Each Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage- backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Victory Capital may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

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The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass- through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-backed securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

A Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

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Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust typically is split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. Each Fund may invest in loans in different ways. Each Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans. It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the

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loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, the Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, and Victory Pioneer High Yield Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if a Fund had made a direct investment in the underlying corporate loan.

The Victory Pioneer Equity Premium Income Fund, the Victory Pioneer CAT Bond Fund, and Victory Pioneer Floating Rate Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. Each Fund may acquire participation interests from the financial institution or from another investor. The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non- payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of a Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may

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include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Each Fund will generally rely upon the agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, a Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Victory Pioneer Equity Premium Income Fund and the Victory Pioneer CAT Bond Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. Each Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Victory Capital and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which a Fund owns interests. Such banks may also act as agents for loans held by a Fund.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR- based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse floating rate securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities

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issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, a Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by a Fund.

Insurance-linked securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may invest in insurance-linked securities (“ILS”). Each Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. Each Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Each Funds’ investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact a Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds typically are rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre- defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, the Victory Pioneer Equity Premium Income Fund and the Victory Pioneer CAT Bond Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, a Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in Reinsurance Notes and therefore place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to a Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

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Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event- linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, a Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Structured reinsurance investments

Insurance-linked securities (“ILS”) may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota share instruments and other structured reinsurance investments generally will be considered illiquid investments by a Fund.

Structured reinsurance investments developed along with event-linked bonds as a mechanism to facilitate risk-transfer from insurance markets to capital markets investors. These instruments are typically more customizable but less liquid investments than event-linked bonds. The instruments typically mature in one year. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Structured reinsurance investments are subject to the same risks as event-linked bonds. In cases where structured reinsurance investments represent an interest in underlying reinsurance contracts, a Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of a Fund’s investment in structured reinsurance investments and therefore place a Fund’s assets at greater risk of loss than if the adviser had more complete information. The lack of transparency may also make the valuation of structured reinsurance investments more difficult and potentially result in mispricing that could result in losses to a Fund. Structured reinsurance investments are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

The Victory Pioneer CAT Bond Fund may invest indirectly in reinsurance contracts, by holding notes or preferred shares issued by a SPV whose performance is tied to an underlying reinsurance transaction, including quota share instruments. Quota shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio of catastrophe-oriented policies, according to a pre-defined percentage. For example, under a 10% quota share agreement, the SPV be entitled to 10% of all premiums associated with a defined portfolio and be responsible for 10% of all related claims.

Collateralized reinsurance investments, are privately structured securities or derivatives utilized to gain exposure to the reinsurance market. Collateralized reinsurance entails an SPV entering into a reinsurance arrangement that is then collateralized by invested capital and premiums related to the insurance coverage. The collateral is designed to cover in full the potential claims that could arise from the underlying reinsurance contract.

Industry loss warranties (“ILWs”) are a form of insurance-linked security used to finance peak, non-recurrent insurance risks, such as hurricanes, tropical storms and earthquakes. ILWs feature an industry loss index trigger, and, in some cases, a dual trigger design that includes a protection buyer indemnity trigger. A traditional ILW takes the form of a bilateral reinsurance contract, but there are also index products that take the form of derivatives or exchange traded instruments. The common feature among these forms is that the payout trigger is based on an industry loss index or a parametric index.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

Since ILS typically are structured so as to be bankruptcy remote SPVs or similar structures it is unlikely that a Fund could lose its investment if the applicable trigger event never occurs, However, there can be no assurance that ILS in which a Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If ILS issued in the future is structured in a different manner, it may be possible that a Fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.

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Zero coupon, pay-in-kind, deferred and contingent payment securities

The Victory Pioneer Equity Premium Income Fund, Victory Pioneer CAT Bond Fund, and Victory Pioneer High Yield Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, a Fund may receive no interest.

Inflation-protected fixed income securities

The Victory Pioneer Equity Premium Income Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Reorganizational financings. The Victory Pioneer CAT Bond Fund and Victory Pioneer Floating Rate Fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, a Fund’s only recourse will be against the property securing the DIP financing.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, each Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any

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currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short Sales

The Victory Pioneer Equity Premium Income Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. Each Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There also will be other costs associated with short sales.

Each Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. Each Fund will realize a gain if the security declines in price between those

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dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Each Fund may sell securities “short against the box.” Like other short sales, a short sale against the box involves a Fund borrowing securities from a broker and selling the borrowed securities. Each Fund is obligated to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Funds’ long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

Each Fund must comply with Rule 18f-4 under the Investment Company Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. Each Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. A Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend

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upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. Each Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. A Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on the collateral, but will earn a fee from the borrower. A Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to a Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. Each Fund did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, a Fund may borrow

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through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

A Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed

42

income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower

43

expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds (except Victory Pioneer Equity Income Fund and Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund).

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	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Victory Pioneer Equity Income Fund and Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Victory Pioneer Equity Income Fund and Victory Pioneer CAT Bond Fund, Victory Pioneer Floating Rate Fund, and Victory Pioneer High Yield Fund.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

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The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended October 31, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2024
Pioneer CAT Bond Fund	$0
Pioneer Floating Rate Fund	$16,643
Pioneer High Yield Fund	$416
Pioneer Equity Income Fund	$3,224
Pioneer Mid Cap Value Fund	$412

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Predecessor Fund	2024
Pioneer Equity Premium Income Fund	$558

Sample Calculation of Maximum Offering Price

Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class R6, and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A, Class C and Class R shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

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A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Funds will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent instructions. The Funds may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

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FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Independent

Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and		Jersey State Civil Service
	removal.	securities services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner,	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
Jr. (74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and Development,
Trustee	until a	BNY Mellon Investment
	successor	Management (investment
	trustee is	management firm) (2012-2018);
	elected or	Vice Chairman – The Dreyfus
	earlier	Corporation (2005 – 2018):
	retirement or	Executive Vice President Head of
	removal.	Product, BNY Mellon Investment
Management (2007-2012);
Executive Director- Product

49

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.

Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings, Inc.
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		(financial services holding company)
Trustee	until a	(2022 – present); Partner, England &		(2022 – present); Board Member of
	successor	Company, LLC (advisory firm)		Carver Bancorp, Inc. (holding
	trustee is	(2012 – 2022); Group Head –		company) and Carver Federal
	elected or	Leveraged Finance Distribution,		Savings Bank, NA (2017 – present);
	earlier	Oppenheimer & Company		Advisory Council Member,
	retirement or	(investment bank) (2006 – 2012);		MasterShares ETF (2016 – 2017);
	removal.	Group Head – Private Finance &		Advisory Council Member, The
		High Yield Capital Markets		Deal (financial market information
		Origination, SunTrust Robinson		publisher) (2015 – 2016); Board Co-
		Humphrey (investment bank) (2003		Chairman and Chief Executive
		– 2006); and Founder and Chief		Officer, Danis Transportation
		Executive Officer, HNY Associates,		Company (privately-owned
		LLC (investment bank) (1996 –		commercial carrier) (2000 – 2003);
		2003)		Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – 2022); and Board
Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments Group,
	elected or	American International Group, Inc.
	earlier	(insurance company) (1993 – 2001);
	retirement or	Vice President Corporate Finance

50

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
	removal.	and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);
Vice President – Asset/Liability
Management Group, Federal Farm
Funding Corporation (government-
sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton,
Inc. (investment bank) (1987 –
1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial
Models (technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory
Trustee	until a	Capital Management Inc.; Chief		Portfolios II (30 portfolios); Trustee,
	successor	Executive Officer and Chairman		Victory Portfolios III (45 portfolios);
	trustee is	(2013-present), Victory Capital		Trustee, Victory Portfolios IV (29
	elected or	Holdings, Inc.; Director, Victory		portfolios); Trustee, Victory
	earlier	Capital Services, Inc. (2013-present);		Variable Insurance Funds (6
	retirement or	Director, Victory Capital Transfer		portfolios)
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-present);

51

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
	the Board	Manager, Fund Administration, the
Adviser; Treasurer and Principal
Financial Officer (2020-2022),
Assistant
Treasurer (2019), Salient MF Trust,
Salient Midstream,
MLP Fund and Forward Funds;
Principal Financial Officer (2018-
2021) and Treasurer (2020-2021),
Salient Private Access Funds and
Endowment PMF Funds; Senior Vice
President of Fund Accounting and
Operations, Salient Partners (2020-
2022); Director of Fund Operations,
Salient Partners (2016-2019). Mr.
Dusenberry also serves as resident of
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios IV
and Victory Variable Insurance Funds
Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board
Director, Third-Party Dealer Services 159	None

&Reg Administration, Fund Administration, the Adviser

(2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board

Director, Regulatory Administration, 159 None

Fund Administration, the Adviser (2019-present). Ms.

McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher	Since 2024.
Ponte (40)	Serves at the
Assistant	discretion of

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023- present); Victory Capital

52

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Treasurer	the Board	Transfer Agency, Inc. (2023-present);
Manager, Fund
Administration, the Adviser (2017-
2023); Chief
Financial Officer, Victory Capital
Services, Inc. (since
2018). Mr. Ponte also serves as
Assistant Treasurer of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Sean Fox (48)	Since 2024.
Chief Compliance	Serves at the
Officer	discretion of
the Board

Sr. Compliance Officer, the Adviser 159 None

(2019-Present);

Compliance Officer, the Adviser (2015-2019). Mr. Fox

also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti-Money Laundering

Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

53

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

54

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

55

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies
Overseen by Trustee in the
Name of Trustee of Predecessor Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:

56

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies
Overseen by Trustee in the
Name of Trustee of Predecessor Funds	Dollar Range of Equity Securities	Pioneer Funds complex
John E. Baumgardner, Jr.	Pioneer Equity Income Fund: $10,001 - $50,000	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	Pioneer Mid Cap Value Fund: $100,000	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	Pioneer Equity Income Fund: Over $100,000	Over $100,000
Fred J. Ricciardi	None	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$19,135.10	$0.00	$330,600.00
Diane Durnin	$18,636.96	$0.00	$319,762.00
Benjamin M. Friedman	$19,505.42	$0.00	$337,021.00
Craig C. MacKay	$17,660.65	$0.00	$297,008.00
Lorraine H. Monchak	$19,744.83	$0.00	$342,184.00
Thomas J. Perna	$23,846.57	$0.00	$432,100.00
Fred J. Ricciardi	$19,517.32	$0.00	$338,184.00
TOTAL	$138,046.85	$0.00	$2,396,859.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended October 31, 2024. As of October 31, 2024, there were 47 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be

57

protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 15 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Pioneer Equity Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	1,335,161.225	5.6922
For The Benefit Of Customers	Class K	253,261.405	8.2712
12555 Manchester Rd
Saint Louis MO 63131-3710
National Financial Services LLC	Class C	61,830.830	5.8301
For Exclusive Benefit	Class K	608,748.261	19.8809
Of Our Customers	Class Y	1,390,061.053	14.7038
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	73,644.297	6.944
1 Pershing Plz	Class Y	1,201,242.716	12.7065
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class C	128,774.038	12.1423
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	524,387.765	5.5469
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class C	86,212.209	8.1291
Omnibus for Mutual Funds	Class Y	827,251.607	8.7505
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
American United Life	Class K	482,771.075	15.7666
AUL Group Retirement Annuity	Class Y	582,414.422	6.1607
ATTN Separate Accounts
Po Box 368
Indianapolis IN 46206-0368
American United Life	Class Y	953,847.331	10.0896
AUL American Unit Investment Trust
ATTN Separate Accounts
PO BOX 368
Indianapolis IN 46206-0368
Voya Retirement Insurance And	Class K	285,957.488	9.339
Annuity Company	Class R	159,132.655	12.486
One Orange Way B3n
Windsor CT 06095-4773

58

		Number of	% of
Record Holder	Class	Shares	Class
Pioneer Solutions-Balanced Fund	Class K	185,774.045	6.0671
60 State Street
Boston MA 02109
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access	Class R	113,810.595	8.9299
Product
1 Lincoln St
Boston MA 02111-2901
Voya Institutional Trust Company	Class R	102,107.049	8.0116
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Sammons Financial Network	Class R	685,115.352	53.756
8300 Mills Civic Pkwy
West Des Moines IA 50266
Charles Schwab & Co Inc	Class Y	707,024.204	7.4788
Exclusive Benefit Of Its Cust
ATTN: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Morgan Stanley Smith Barney LLC	Class Y	731,955.015	7.7425
For The Exclusive Bene Of Its Cust
1 New York Plz Fl 12
New York NY 10004-1932
Pioneer Mid Cap Value Fund

		Number of	% of
Record Holder	Class	Shares	Class
LPL Financial	Class Y	55,671.188	6.2468
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Charles Schwab & Co Inc	Class C	28,793.024	5.314
Special Custody A/C FBO Customers	Class Y	49,036.349	5.5023
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Ascensus Trust Company FBO	Class C	35,153.616	6.4879
Repic Realty Inc 610648
P O Box 10758
Fargo ND 58106-0758
Edward D Jones & Co	Class K	55,201.499	75.8996
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access	Class R	12,983.044	5.8025
Product
1 Lincoln St
Boston MA 02111-2901
Mid Atlantic Trust Company FBO	Class R	12,663.094	5.6595
Sam Desanto Company Inc. 401(K) Pro
1251 Waterfront Pl Ste 525
Pittsburgh PA 15222-4228
Voya Institutional Trust Company	Class R	39,394.663	17.6066

59

		Number of	% of
Record Holder	Class	Shares	Class
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Talcott Resolution Life Insurance C	Class R	60,470.307	27.0259
Po Box 5051
Hartford CT 06102
National Financial Services LLC	Class Y	170,964.870	19.1838
For Exclusive Benefit
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class K	9,209.913	12.6632
1 Pershing Plz	Class Y	100,830.576	11.3141
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class Y	86,106.614	9.662
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class Y	80,289.245	9.0092
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Charles Schwab & Co Inc	Class Y	58,359.644	6.5485
211 Main St
San Francisco CA 94105-1905
Pioneer CAT Bond Fund

		Number of	% of
Record Holder	Class	Shares	Class
Pershing LLC	Class A	39,129.900	31.4076
1 Pershing Plz	Class Y	6,540,303.196	12.9243
Jersey City NJ 07399-0001
LPL Financial	Class A	46,702.940	37.486
--Omnibus Customer Account--	Class Y	10,069,992.616	19.8993
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class A	19,545.914	15.6885
FBO #41999970	Class Y	5,135,304.863	10.1479
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Vanguard Brokerage Services	Class A	11,588.068	9.3011
A/C 1111-1111
100 Vanguard Blvd
Malvern PA 19355
BNYM I S Trust Co Cust IRA FBO	Class A	7,191.579	5.7723
Pamela Sue Robinson
1814 Yosemite Way
Longview Tx 75605
National Financial Services LLC	Class K	1,447,874.743	26.9954
For Exclusive Benefit	Class Y	13,182,769.229	26.0504

60

		Number of	% of
Record Holder	Class	Shares	Class
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Northern Trust As Custodian	Class K	1,811,586.493	33.7768
FBO Wilmington Trust
Po Box 92956
Chicago, IL
Pioneer Solutions-Balanced Fund	Class K	1,957,455.753	36.4965
60 State Street
Boston MA 02109
Charles Schwab & Co Inc	Class Y	13,028,832.123	25.7462
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pioneer Floating Rate Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	688,792.862	6.7047
For Exclusive Benefit	Class Y	4,442,624.730	10.4744
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	601,021.567	5.8503
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class A	1,047,151.078	10.1929
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	1,175,000.387	11.4373
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	468,006.376	28.7024
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class A	845,961.567	8.2345
Omnibus for Mutual Funds	Class C	175,625.819	10.771
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC	Class A	2,519,765.078	24.5272
For The Exclusive Bene Of Its Cust	Class C	346,631.619	21.2586
1 New York Plz Fl 12	Class Y	8,465,023.912	19.9581
New York NY 10004-1932
American Enterprise Investment Svc	Class C	197,099.339	12.0879
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc	Class Y	13,320,464.706	31.4058
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St

61

		Number of	% of
Record Holder	Class	Shares	Class
San Francisco CA 94105-1905
C/O Rockland SWP	Class Y	6,687,127.514	15.7663
SEI Private Trust Company
1 Freedom Valley Drive
Oaks PA 19456-9989
Pioneer Equity Premium Income Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	381,967.257	7.7731
For Exclusive Benefit	Class Y	201,827.477	6.5849
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	429,698.646	8.7444
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class A	549,113.567	11.1745
--Omnibus Customer Account--	Class Y	169,688.564	5.5363
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	579,865.918	11.8003
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	87,253.048	15.2073
2801 Market St	Class Y	646,381.395	21.0889
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class A	253,778.978	5.1644
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
UBS WM USA	Class Y	422,497.312	13.7845
0O0 11011 6100
OMNI Account M/F
Spec Cdy A/C EBOC UBSFSI
1000 Harbor Blvd
Weehawken Township, NJ 07086
Morgan Stanley Smith Barney LLC	Class A	495,303.861	10.0795
For The Exclusive Bene Of Its Cust	Class Y	444,418.374	14.4997
1 New York Plz Fl 12
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	413,249.527	8.4096
Its Customers	Class Y	257,768.465	8.41
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Raymond James	Class A	245,997.136	5.0061
Omnibus for Mutual Funds	Class C	99,814.972	17.3967
Attn: Courtney Waller	Class Y	384,634.645	12.5491
880 Carillon Pkwy
St. Petersburg, FL 33716
Ascensus Trust Company FBO	Class C	45,203.077	7.8784
Toler Ratledge 612483
P O Box 10758
Fargo ND 58106-0758

62

		Number of	% of
Record Holder	Class	Shares	Class
Pioneer Solutions-Balanced Fund	Class K	1,249,672.019	98.821
60 State Street
Boston MA 02109
Ascensus Trust Company FBO	Class R	10,969.102	58.3856
True Turf 611168
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	4,539.067	24.1603
Zimco 614725
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	1,044.403	5.5591
Hoffmann Wealth Management 615067
Po Box 10758
Fargo ND 58106
Pioneer High Yield Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class A	3,420,082.004	8.1468
For Exclusive Benefit	Class Y	1,875,629.576	9.0396
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class A	3,046,674.492	7.2573
1 Pershing Plz
Jersey City NJ 07399-0001
Charles Schwab & Co Inc	Class A	2,328,614.400	5.5469
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
LPL Financial	Class A	2,639,296.191	6.2869
--Omnibus Customer Account--	Class C	59,134.211	7.6902
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Wells Fargo Clearing Services LLC	Class A	4,178,143.455	9.9525
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	61,106.006	7.9466
2801 Market St	Class Y	3,290,335.789	15.8577
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC	Class A	3,324,095.239	7.9182
For The Exclusive Bene Of Its Cust	Class Y	1,935,121.011	9.3263
1 New York Plz Fl 12
New York NY 10004-1932
MLPF&S For The Sole Benefit Of	Class A	3,034,211.761	7.2276
Its Customers	Class Y	2,096,089.483	10.1021
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484

American Enterprise Investment Svc	Class C	60,319.238	7.8443
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402

63

		Number of	% of
Record Holder	Class	Shares	Class
Raymond James	Class C	102,668.137	13.3516
Omnibus for Mutual Funds	Class Y	1,885,766.567	9.0884
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access	Class R	46,389.778	6.3907
Product
1 Lincoln St
Boston MA 02111-2901
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans	Class R	82,051.980	11.3036
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
Talcott Resolution Life Insurance C	Class R	44,412.993	6.1184
Po Box 5051
Hartford CT 06102
Sammons Financial Network	Class R	100,838.540	13.8917
8300 Mills Civic Pkwy
West Des Moines IA 50266
Voya Retirement Insurance And	Class R	234,254.620	32.2713
Annuity Company
One Orange Way B3n
Windsor CT 06095-4773
UBS WM USA	Class Y	3,424,238.535	16.5031
0O0 11011 6100
OMNI Account M/F
Spec Cdy A/C EBOC UBSFSI
1000 Harbor Blvd
Weehawken Township, NJ 07086
Empower Trust FBO	Class Y	1,122,027.217	5.4076
Recordkeeping For Large Benefit Pl
8525 E Orchard Rd
Greenwood Village CO 80111

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under

64

“Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

As compensation for its management services and expenses incurred, the Victory Pioneer Mid Cap Value Fund pays Victory Capital a management fee that is comprised of two components. The first component is an annual basic fee (the “basic fee”) and the second component is a performance fee adjustment.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds.

The following schedule lists the basic fees for each Fund (except for Victory Pioneer Mid Cap Value Fund), as an annual percentage of its average daily net assets.

Fund	Advisory Fee
0.60% of the Fund’s average daily net assets up to $10
billion and 0.575% of the Fund’s average daily net assets
Victory Pioneer Equity Income Fund	over $10 billion
0.70% of the Fund’s average daily net assets up to $1 billion,
0.675% of the next $1 billion of the Fund’s average daily net
Victory Pioneer Equity Premium Income Fund	assets, and 0.65% of the Fund’s average daily net assets over
$2 billion

1.20% of the Fund’s average daily net assets up to $1 billion and 1.00% of the Fund’s average daily net assets over $1
Victory Pioneer CAT Bond Fund	billion
0.60% of the Fund’s average daily net assets up to $500
million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets and 0.50% of the Fund’s average daily net assets
Victory Pioneer Floating Rate Fund	over $2 billion
0.70% of the Fund’s average daily net assets up to $500
million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $500 million of the Fund’s average daily net assets, 0.55% of the next $500 million of the
Fund’s average daily net assets, 0.45% of the next $6 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund’s average daily net assets, and
Victory Pioneer High Yield Fund	0.30% of the Fund’s average daily net assets over $10 billion

Victory Pioneer Mid Cap Value Fund

As compensation for its management services and expenses incurred, the Victory Pioneer Mid Cap Value Fund pays Victory Capital a fee that is comprised of two components. The first component is an annual basic fee (the “basic fee”) equal to 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million of the Fund’s average daily net assets, 0.625% on the next $3 billion of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $4 billion of the Fund’s average daily net assets. The second component is a performance fee adjustment.

Performance fee adjustment. The basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the Fund for the relevant performance period exceeds, or is exceeded by, the

65

investment record (the “record“) of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell Midcap Value Index (the “Index”) for this purpose. The Index measures the performance of U.S. mid-cap value stocks.

The performance period consists of the current month and the prior 35 months. Each percentage point of difference (up to a maximum of +/–10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/– 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average net assets of the Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. Victory Capital contractually limits any positive adjustments of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.80% after the performance adjustment

Performance adjustment example

The following hypothetical example illustrates the application of the performance adjustment.

For purposes of the example, any dividends or capital gain distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index. The example assumes Fund assets of up to $500 million.

Example assuming the Fund outperforms the Index

The example also makes these assumptions:

Fund’s	Fund’s investment performance	Index’s	Performance
For the performance period
		cumulative	relative to the
		change	Index
First day	$10	100
Last day	$13	123
Absolute change	+$3	+$23
Actual change	+30%	+23%	+7 percentage points

Based on these assumptions, the Fund calculates Victory Capital’s management fee rate for the last month of the performance period as follows:

•The portion of the annual basic fee rate of 0.70% (0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion, and 0.60% on the excess over $4 billion) applicable to that month is multiplied by the Fund’s average daily net assets for the month. This results in the dollar amount of the basic fee.

•The +7 percentage point difference between the performance of the Fund’s Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.

•The 0.07% rate (adjusted for the number of days in the month) is multiplied by the Fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

Example assuming the Index outperforms the Fund

The example also makes these assumptions:

Fund’s	Fund’s investment	Index’s cumulative	Performance
For the performance period
	performance	change	relative to the
			Index
First day	$10	100
Last day	$11	120
Absolute change	+$1	+$20
Actual change	+10%	+20%	–10 percentage
			points

Based on these assumptions, the Fund calculates Victory Capital’s management fee rate for the last month of the performance period as follows:

66

•The portion of the annual basic fee rate of 0.70% (0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion, and 0.60% on the excess over $4 billion) applicable to that month is multiplied by the Fund’s average daily net assets for the month. This results in the dollar amount of the basic fee.

•The –10 percentage point difference between the performance of the Fund’s Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of –0.10%.

•The –0.10% rate (adjusted for the number of days in the month) is multiplied by the Fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Fund’s performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The Fund has been advised that the staff of the SEC takes the position that the Board may not substitute a new Index without shareholder approval. Consequently, until the position of the staff changes, the Fund would submit any change in the Index to shareholders for their approval.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund’s performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to Victory Capital in the future since it will depend on the performance of the Fund relative to the record of the Index.

The board determined that it would be appropriate to increase Victory Capital’s compensation and that the amount of the increase should be greater when the Fund’s performance exceeds that of an objective index and, conversely, lower when the Fund’s performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the Fund is permitted to invest. The board believes that a performance adjustment is appropriate for the Fund and that providing incentives to Victory Capital based on its performance benefits shareholders.

Under the terms of the management contract, the Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. The Fund uses average daily net assets when calculating the rolling 36-month period.

The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended October 31, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Mid Cap Value Fund	Gross Fee Incurred	$5,414,675	$5,322,733	$5,093,748
Mid Cap Value Fund	Net Fee Paid	$5,414,675	$5,322,733	$5,093,748
Equity Income Fund	Gross Fee Incurred	$7,272,665	$9,909,199	$12,721,801
Equity Income Fund	Net Fee Paid	$7,272,665	$9,909,199	$12,721,801
Equity Premium Income Fund	Gross Fee Incurred	$869,793	$1,216,605	$2,094,334
Equity Premium Income Fund	Net Fee Paid	$690,907	$999,996	$2,029,924
CAT Bond Fund	Gross Fee Incurred	$3,235,416	$471,719
CAT Bond Fund	Net Fee Paid	$3,235,416	$245,788
Floating Rate Fund	Gross Fee Incurred	$1,862,452	$1,968,146	$2,962,565
Floating Rate Fund	Net Fee Paid	$1,860,720	$1,789,310	$2,962,565
High Yield Fund	Gross Fee Incurred	$3,952,087	$3,291,364	$3,787,462
High Yield Fund	Net Fee Paid	$3,952,087	$3,253,489	$3,787,462

67

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended October 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended October 31, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata

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basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended October 31, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2024	2023	2022
Pioneer Mid Cap Value Fund	$316,911	$313,657	$301,380
Pioneer Equity Income Fund	$419,696	$527,304	$579,310
Pioneer Equity Premium Income Fund	$55,907	$82,166	$96,382
Pioneer CAT Bond Fund	$76,523	$14,303
Pioneer Floating Rate Fund	$93,520	$103,402	$127,920
Pioneer High Yield Fund	$197,092	$166,581	$173,064

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

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The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly- owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Mid Cap Value Fund				Number

				of
				Account	Assets
				s
				Manage	Managed
				d for	for which
				which	Advisory
Name	of	Number of	Total	Advisory	Fee is
				Fee is	Performanc
Portfolio	Type of Account	Accounts	Assets	Performa e-Based
Manager		Managed	Managed (000’s)	nce-Based(000’s)
Timothy P. Stanish Other Registered Investment		3	$1,838,516	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	1	$205,422	1	$205,422
	Other Accounts	N/A	N/A	N/A	N/A
John Arege	Other Registered Investment	4	$1,279,845	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	2	$382,366	1	$355,409
	Other Accounts	2	$2,410	N/A	N/A
Victory Pioneer Equity Income Fund
Sammi Truong	Other Registered Investment Companies	2	$86,209	N/A	N/A
	Other Pooled Investment Vehicles	2	$382,366	1	$355,409

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	Other Accounts		2	$2,410	N/A	N/A
John Arege	Other Registered Investment Companies		4	$962,535	1	$761,383
	Other Pooled Investment Vehicles		2	$382,366	1	$355,409
	Other Accounts		3	$2,410	N/A	N/A
Victory Pioneer Equity Premium Income Fund
Howard Weiss	Other Registered Investment Companies		2	$4,545,150	N/A	N/A
	Other Pooled Investment Vehicles		24	$3,632,160	2	$1,813,753
	Other Accounts		3	$188,729	N/A	N/A
Fergal Jackson	Other Registered Investment Companies		2	$4,545,150	N/A	N/A
	Other Pooled Investment Vehicles		26	$4,112,623	2	$1,955,279
	Other Accounts		3	$188,729	N/A	N/A
Cory Robart	Other Registered Investment Companies		N/A	N/A	N/A	N/A
	Other Pooled Investment Vehicles	1		$288,282	N/A	N/A
	Other Accounts	3		$188,729	N/A	N/A
Victory Pioneer CAT Bond Fund
Chin Liu	Other Registered Investment Companies		3	$884,777	N/A	N/A
	Other Pooled Investment Vehicles		1	$16,594	N/A	N/A
	Other Accounts		N/A	N/A	N/A	N/A
Victory Pioneer Floating Rate Fund
Jonathan	Other Registered Investment Companies		4	$7,459,383	N/A	N/A
Sharkey	Other Pooled Investment Vehicles		1	$245,376	N/A	N/A

	Other Accounts		1	$403,661	N/A	N/A
Victory Pioneer High Yield Fund
Matthew Shulkin Other Registered Investment Companies			3	$418,523	N/A	N/A
	Other Pooled Investment Vehicles		21	$2,878,941	9	$1,363,091
	Other Accounts		2	$168,742	N/A	N/A
Andrew Feltus	Other Registered Investment Companies		6	$3,991,609	N/A	N/A

	Other Pooled Investment Vehicles		25	$6,571,291	11	$3,780,153

	Other Accounts		4	$1,011,138	1	$790,777

Kenneth			5	$1,404,612	N/A	N/A
Monaghan	Other Registered Investment Companies
	Other Pooled Investment Vehicles		23	$3,230,713	10	$1,527,270

	Other Accounts		3	$230,752	N/A	N/A

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser

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monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution- related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with

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the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan

Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

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Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended October 31.

Pioneer Mid Cap Value Fund

For the Fiscal Years Ended October 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$15,060	$16,118	$20,984
Approximate Commissions Reallowed to Dealers (Class A shares)	$90,895	$94,876	$131,231
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$289,301	$347,918	$556,641
Pioneer Equity Income Fund
For the Fiscal Years Ended October 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$19,704	$37,175	$41,378
Approximate Commissions Reallowed to Dealers (Class A shares)	$120,737	$233,320	$251,227
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$853,468	$843,490	$663,128

Pioneer Equity Premium Income Fund

For the Fiscal Years Ended October 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$2,228	$2,036	$3,418
Approximate Commissions Reallowed to Dealers (Class A shares)	$14,749	$14,094	$22,996
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$168,749	$151,575	$974,994

Pioneer CAT Bond Fund

For the Fiscal Years Ended October 31	2024	2023
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$809	$0
Approximate Commissions Reallowed to Dealers (Class A shares)	$13,669	$0
Approximate Commissions Reallowed to Dealers (Class C shares)	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0
Pioneer Floating Rate Fund
For the Fiscal Years Ended October 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$6,937	$5,837	$5,267
Approximate Commissions Reallowed to Dealers (Class A shares)	$40,158	$41,761	$32,682
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$4,879	$21,599	$13,406
Pioneer High Yield Fund
For the Fiscal Years Ended October 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$7,504	$6,198	$8,469
Approximate Commissions Reallowed to Dealers (Class A shares)	$45,306	$40,232	$58,258
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$10	$813

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended October 31, 2024. All such payments consisted of compensation to broker-dealers.

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Predecessor Fund	Combined	Predecesso Predecesso Predecesso
	Predecesso r Fund		r Fund	r Fund
	r Fund	Class A	Class C	Class R
	Plan	Plan	Plan	Plan1
Pioneer Mid Cap Value Fund	$1,786,100	$1,692,695	$66,353	$27,052
Pioneer Equity Income Fund	$2,053,774	$1,548,039	$336,587	$169,148
Pioneer Equity Premium Income Fund	$238,795	$153,383	$83,986	$1,426
Pioneer CAT Bond Fund	$906	$906	$0
Pioneer Floating Rate Fund	$264,792	$172,147	$92,645
Pioneer High Yield Fund	$1,046,439	$935,888	$72,285	$38,266

1Payments made by Class R shares of each Predecessor Fund. Only Victory Pioneer Equity Income Fund offers Class R shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended October 31, 2024 is set forth in the following tables:

	Payments
Pioneer Mid Cap	to Servicing		Sales	Printing
Value Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$1,665,943	$3,831	$19,076	$3,845	$1,692,695
Class C	$63,580	$418	$1,954	$401	$66,353
Class R	$27,052	$0	$0	$0	$27,052

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

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Predecessor Fund			Combined	Predecesso	Predecesso Predecesso
			Predecesso r Fund		r Fund	r Fund
			r Fund	Class A	Class C	Class R
			Plan	Plan	Plan	Plan1
	Payments
Pioneer Equity	to Servicing		Sales	Printing
Income Fund	Parties1	Advertising	Meetings	and Mailing		Total
Class A	$1,544,421	$539	$2,548	$531		$1,548,039
Class C	$332,877	$555	$2,620	$535		$336,587
Class R	$168,957	$29	$134	$28		$169,148

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

Pioneer Equity	Payments
Premium Income	to Servicing		Sales	Printing
Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$153,383	$0	$0	$0	$153,383
Class C	$83,145	$130	$582	$129	$83,986
Class R	$1,422	$1	$3	$0	$1,426

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

	Payments
Pioneer CAT Bond	to Servicing		Sales	Printing
Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$866	$6	$28	$6	$906
Class C	$0	$0	$0	$0	$0

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

	Payments
Pioneer Floating	to Servicing		Sales	Printing
Rate Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$159,529	$1,824	$8,912	$1,882	$172,147
Class C	$75,109	$2,678	$12,052	$2,806	$92,645

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

	Payments
Pioneer High Yield	to Servicing		Sales	Printing
Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$913,609	$3,314	$15,846	$3,119	$935,888
Class C	$67,783	$686	$3,144	$672	$72,285
Class R	$37,889	$58	$270	$49	$38,266

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended October 31, 2024).

Service plan for Class R shares

The Victory Pioneer Equity Income Fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the Fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain

76

services to plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Fund.

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Victory Capital pursuant to authority contained in the Funds’ management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports

77

concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended October 31, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended October 31, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer Mid Cap Value Fund	$289,301	$347,918	$556,641
Pioneer Equity Income Fund	$853,468	$843,490	$663,128
Pioneer Equity Premium Income Fund	$168,749	$151,575	$974,994
Pioneer CAT Bond Fund	$0	$0
Pioneer Floating Rate Fund	$4,879	$21,599	$13,406
Pioneer High Yield Fund	$0	$10	$813

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended October 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended October 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

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The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended October 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of October 31, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker- dealers):

Pioneer Mid Cap Value Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Equity Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Equity Premium Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer CAT Bond Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Floating Rate Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer High Yield Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended October 31, 2024 and 2023 was:

	2024	2023
Pioneer Mid Cap Value Fund	33%	45%
Pioneer Equity Income Fund	59%	59%
Pioneer Equity Premium Income Fund	114%	37%
Pioneer CAT Bond Fund	25%	77% (not

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	2024	2023
		annualized)
Pioneer Floating Rate Fund	64%	28%
Pioneer High Yield Fund	60%	37%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer Equity Premium Income Fund, Victory Pioneer Floating Rate Fund and Victory Pioneer High Yield Fund declare dividends daily and normally pay dividends on the last business day of each month. The Victory Pioneer CAT Bond Fund generally pays dividends annually. The Victory Pioneer Equity Income Fund generally pays dividends quarterly. The Victory Pioneer Mid Cap Value Fund generally pays dividends semi-annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

The Victory Pioneer Equity Premium Income Fund may invest in ETFs. Depending on a particular ETF’s structure and its underlying investments, it may produce income that is not permissible income for purposes of the 90% income test. The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a regulated investment company.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as

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reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain insurance-linked securities is not entirely clear. Certain of the Victory Pioneer CAT Bond Fund’s and Victory Pioneer High Yield Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, a Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Each Fund generally distributes any net short- and long-term capital gains in November. Each Fund, except the Victory Pioneer Equity Premium Income Fund and Victory Pioneer Floating Rate Fund, generally pays dividends from any net investment income in December. The Victory Pioneer Equity Premium Income Fund generally pays dividends monthly. The Victory Pioneer Floating Rate Fund and Victory Pioneer High Yield Fund declares a dividend from any net investment income (other than capital gains) each business day and generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

The Victory Pioneer Floating Rate Fund and Victory Pioneer High Yield Fund invest primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for reduced U.S. federal income tax rates on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met

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by both the Fund and the shareholders. A Fund is permitted to acquire stock of corporations, and it is, therefore, possible that a portion of the Fund’s distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

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Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of October 31, 2024

Capital loss carryforwards are available to offset future realized capital gains. At October 31, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

	Pioneer		Pioneer
	Mid Cap	Pioneer	Equity		Pioneer
	Value	Equity	Premium	Pioneer CAT Bond	Floating Rate	Pioneer High
	Fund Income Fund Income Fund			Fund	Fund	Yield Fund*
Short-term	$0	$0	$6,036,463	$491,033	$14,687,043	$23,927,997
Long-term	$0	$0	$0	$0	$76,393,870	$373,280,292
Total	$0	$0	$6,036,463	$491,033	$91,080,913	$397,208,289

*The Pioneer High Yield Fund has net capital losses from prior tax years. Net Capital losses generally may be carried forward and used to offset net capital gains in succeeding years until they have been reduced to zero. However, because the Pioneer High Yield Fund has experienced an “ownership change”, the Pioneer High Yield Fund’s ability to use these capital losses carryovers to offset net capital gains in succeeding years is subject to an annual limitation. An ownership change occurs when one or more shareholders who own at least 5% of the Pioneer High Yield Fund’s shares (taking into account certain aggregation rules) cumulatively increase their ownership by more than 50% during a three-year testing period. Because the Pioneer High Yield Fund Fund’s ability to use its capital loss carryovers to offset net capital gains in succeeding years is subject to an annual limitation, the Pioneer High Yield Fund may be required to distribute more taxable dividends to its shareholders to retain its status as a regulated investment company and avoid being subject to U.S. federal income and excise tax. $317,540,987 of the Pioneer High Yield Fund's capital loss carryforwards reflected in the table above are subject to such annual limitation.

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to

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the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.

However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Funds.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

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Certain investments made by a Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Each Fund may invest (with respect to the Victory Pioneer Floating Rate Fund a significant extent) in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark- to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward

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contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Each Fund, except the Victory Pioneer Equity Premium Income Fund, does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Victory Pioneer Equity Premium Income Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a reFund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

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The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Each Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If a Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non- U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of Shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds, designated as Class A, Class C, Class C2, Class R6, Class R, and Class Y shares.

Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

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The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024 is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.]

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial statements

The audited financial statements of the Predecessor Funds, for the fiscal year ended October 31, 2024 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the

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Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of,

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or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

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As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and

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research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

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Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

VICTORY PORTFOLIOS IV
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 7, 2025
FUND NAME	CLASS	CLASS	CLASS	CLASS
	A	C	R6	Y
Victory Pioneer International Equity Fund	PIIFX	PCITX	PIEKX	INVYX
Victory Pioneer Select Mid Cap Growth Fund	PGOFX	GOFCX	PSMKX	GROYX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS .........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	28
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	28
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	33
TRUSTEES AND OFFICERS...........................................................................................................................................................................	35
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	43
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	44
PORTFOLIO MANAGERS ..............................................................................................................................................................................	49
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	51
CODE OF ETHICS ...........................................................................................................................................................................................	53
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	53
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	54
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS.............................................................................................................................	56
TAXES ...	56
ADDITIONAL INFORMATION......................................................................................................................................................................	63
APPENDIX A....................................................................................................................................................................................................	69
APPENDIX B....................................................................................................................................................................................................	77

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of two series of the Trust (each a “Fund”) and collectively, the “Funds”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in the Funds’ Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer International Equity Fund	Victory Pioneer International Equity Fund
Pioneer Select Mid Cap Growth Fund	Victory Pioneer Select Mid Cap Growth Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

(1)67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

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(2)more than 50% of the outstanding shares of the Fund. The Funds fundamental policies are as follows:

(1)Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)Each Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by

(i)the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not

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pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Funds’ underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

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With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (“GICS”) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

The Funds fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so

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long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Funds have adopted this non- fundamental policy in order that the Funds may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and each Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

In order to comply with tax rules in the Federal Republic of Germany, the Victory Pioneer International Equity Fund continuously will invest within a calendar year at least 51% of its value in equity investments.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

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Investments in initial public offerings

Companies involved in initial public offering (“IPOs”) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that a Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading.

The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non- Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund will generally focus on emerging markets that do not impose

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unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things:

(i)authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other

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protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the

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value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Funds, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

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Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Funds’ ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, a Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. Because a Fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect a Fund’s investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in a Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of a Fund. Even if a Fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on a Funds ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although a Fund values its assets daily in terms of U.S. dollars, a Fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. Each Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

A Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

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Investments in depositary receipts

A Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

A Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. A Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

A Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

A Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Funds security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Funds benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of

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currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While a Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Funds securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, a Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered

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call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Brady bonds

The Victory Pioneer International Equity Fund may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the “Brady Plan.” Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. A Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the

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rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

Each Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of

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rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so- called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Funds return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

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Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs. Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and a Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer

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liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. Each Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Each Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. Each Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

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Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. Each Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

Each Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Each Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in

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part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Each Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option

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period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. Each Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. Each Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Equity swaps, caps, floors, and collars

Each Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to a Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, a Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount

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(or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Debt securities and related investments

Debt securities selection

In selecting debt securities for a Fund, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuer’s inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

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High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the

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issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, a Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that

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reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. Each Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of each Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. Each Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. Each Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses

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paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on the collateral, but will earn a fee from the borrower. Each Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to a Funds Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. Each Fund did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that

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the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

A Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

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The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R6, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

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No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs,

(8)interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

30

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended November 30, 2024, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

31

Predecessor Fund	2024
Pioneer International Equity Fund	$2,385
Pioneer Select Mid Cap Growth Fund	$3,441

Sample Calculation of Maximum Offering Price

Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Fund are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R6 and Class Y each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A and Class C shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

32

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Funds will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent instructions. The Funds may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

33

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

34

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Independent
Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and securities		Jersey State Civil Service
	removal.	services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner, Jr.	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
(74)*	until a	LLP (law firm).		community newspaper group) (2015 –
Trustee	successor			2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin (67)	Trustee since	Managing Director – Head of Product	43	None
Trustee	2024. Serves	Strategy and Development, BNY
	until a	Mellon Investment Management
	successor	(investment management firm) (2012-
	trustee is	2018); Vice Chairman – The Dreyfus
	elected or	Corporation (2005 – 2018): Executive
	earlier	Vice President Head of Product, BNY
	retirement or	Mellon Investment Management
	removal.	(2007-2012); Executive Director-
Product Strategy, Mellon Asset
Management (2005-2007); Executive
Vice President Head of Products,
Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005);
Senior Vice President Strategic
Product and Business Development,

35

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Dreyfus Corporation (1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.
Craig C. MacKay	Trustee since	Senior Advisor, England & Company, 43
(61)	2024. Serves	LLC (advisory firm) (2022 – present);
Trustee	until a	Partner, England & Company, LLC
	successor	(advisory firm) (2012 – 2022); Group
	trustee is	Head – Leveraged Finance
	elected or	Distribution, Oppenheimer &
	earlier	Company (investment bank) (2006 –
	retirement or	2012); Group Head – Private Finance
	removal.	& High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003 –
2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 – 2003)

Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately- owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – 2022); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199 SEIU 43	None
Monchak (68)	2024. Serves	Funds (healthcare workers union
Trustee	until a	pension funds) (2001 – present); Vice
	successor	President – International Investments
	trustee is	Group, American International Group,
	elected or	Inc. (insurance company) (1993 –
	earlier	2001); Vice President Corporate
	retirement or	Finance and Treasury Group,
	removal.	Citibank, N.A.(1980 – 1986 and 1990
– 1993); Vice President –
Asset/Liability Management Group,
Federal Farm Funding Corporation
(government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987
36
Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

–1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas Investment
Corp. (financial services) (2009 –
2012); Director, Financial Models
(technology) (2005-2007); Director,
BNY Hamilton Funds, Ireland
(offshore investment companies)
(2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-
2006); Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory Portfolios
Trustee	until a	Capital Management Inc.; Chief		II (30 portfolios); Trustee, Victory
	successor	Executive Officer and Chairman		Portfolios III (45 portfolios); Trustee,
	trustee is	(2013-present), Victory Capital		Victory Portfolios IV (29 portfolios);
	elected or	Holdings, Inc.; Director, Victory		Trustee, Victory Variable Insurance
	earlier	Capital Services, Inc. (2013-present);		Funds (6 portfolios)
	retirement or	Director, Victory Capital Transfer
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration, the	159	None
Dusenberry (47)	Serves at the	Adviser; Treasurer and Principal
President	discretion of	Financial Officer (May 2023-present);
	the Board	Manager, Fund Administration, the

Adviser; Treasurer and Principal

Financial Officer (2020-2022),

Assistant

Treasurer (2019), Salient MF Trust,

Salient Midstream,

MLP Fund and Forward Funds;

Principal Financial Officer (2018-

2021) and Treasurer (2020-2021),

Salient Private Access Funds and

37

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020- 2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as resident of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board
Director, Third-Party Dealer Services 159	None

&Reg Administration, Fund Administration, the Adviser

(2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board
Director, Regulatory Administration, 159	None
Fund Administration, the Adviser
(2019-present). Ms.
McClain also serves as Secretary of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher Ponte	Since 2024.
(40) Assistant	Serves at the
Treasurer	discretion of
the Board

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023- present); Victory Capital

Transfer Agency, Inc. (2023-present); Manager, Fund

Administration, the Adviser (2017- 2023); Chief

Financial Officer, Victory Capital Services, Inc. (since

2018). Mr. Ponte also serves as Assistant Treasurer of

Victory Portfolios, Victory Portfolios

38

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Sean Fox (48)	Since 2024.	Sr. Compliance Officer, the Adviser	159	None
Chief Compliance	Serves at the	(2019-Present);
Officer	discretion of	Compliance Officer, the Adviser
	the Board	(2015-2019). Mr. Fox
also serves as Chief Compliance
Officer for Victory Portfolios, Victory
Portfolios II, Victory Portfolios III,
Victory Portfolios IV and Victory
Variable Insurance Funds
D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti-Money Laundering

Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board

39

member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non- audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve

40

diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the

41

management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
Overseen by Trustee in the
Name of Trustee of Predecessor Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
	Pioneer Select Mid Cap Growth Fund: Over	Over $100,000
Benjamin M. Friedman	$100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
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Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$12,083.71	$0.00	$330,600.00
Diane Durnin	$11,702.39	$0.00	$319,762.00
Benjamin M. Friedman	$12,284.65	$0.00	$337,021.00
Craig C. MacKay	$10,866.14	$0.00	$297,008.00
Lorraine H. Monchak	$12,467.24	$0.00	$342,184.00
Thomas J. Perna	$15,675.66	$0.00	$432,100.00
Fred J. Ricciardi	$12,341.59	$0.00	$338,184.00
TOTAL	$87,421.38	$0.00	$2,396,859.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended November 30, 2024. As of November 30, 2024, there were 46 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

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As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Pioneer International Equity Fund

		Number of	% of
Record Holder	Class	Shares	Class
National Financial Services LLC	Class C	28,703.054	11.7889
For Exclusive Benefit	Class K	117,840.414	5.0978
Of Our Customers	Class Y	3,771,636.469	15.3268
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	14,017.728	5.7573
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	2,014,548.943	8.1865
2801 Market St
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class C	45,948.689	18.872
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	13,405.678	5.506
Omnibus for Mutual Funds	Class Y	1,397,590.214	5.6794
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans	Class K	125,737.166	5.4394
Omnibus
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
Pioneer Solutions-Balanced Fund	Class K	1,942,513.832	84.0339
60 State Street
Boston MA 02109
Charles Schwab & Co Inc	Class Y	1,917,659.428	7.7928
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pershing LLC	Class Y	1,732,974.053	7.0423
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class Y	4,124,219.479	16.7596
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class Y	5,856,994.285	23.8011
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
44
		Number of	% of
Record Holder	Class	Shares	Class
RBC Capital Markets LLC	Class Y	1,639,366.619	6.6619
Mutual Fund Omnibus Processing Omnibus
ATTN Mutual Fund Ops Manager
250 Nicollet Mall Suite 1400
Minneapolis, MN 55401
Pioneer Select Mid Cap Growth Fund

		Number of	% of
Record Holder	Class	Shares	Class
Charles Schwab & Co Inc	Class A	1,385,457.946	5.5553
Exclusive Benefit Of Its Cust	Class Y	409,741.244	11.0049
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
National Financial Services LLC	Class A	1,268,041.175	5.0845
For Exclusive Benefit	Class C	48,996.157	8.0171
Of Our Customers	Class K	524,892.344	26.9926
499 Washington Blvd	Class Y	713,572.251	19.1652
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	43,879.849	7.18
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
Charles Schwab & Co Inc	Class C	41,088.982	6.7233
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	37,056.487	6.0635
Omnibus for Mutual Funds	Class Y	194,076.587	5.2125
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Matrix Trust Company Cust FBO	Class K	234,652.612	12.067
Edison Chouest Offshore Retirement
PO Box 52129
Phoenix AZ 85072-2129
American United Life	Class K	226,618.984	11.6539
AUL Group Retirement Annuity
ATTN Separate Accounts
PO Box 368
Indianapolis IN 46206-0368
Charles Schwab Trust Bank. Cust	Class K	191,147.839	9.8298
Knox County Asset Accumulation 401(A) Plan 106197
2423 E Lincoln Dr
Phoenix AZ 85016-1215
Matrix Trust Company Cust FBO	Class R	18,807.868	8.3073
Pacific Industrial Corp 401(K) Plan
717 17th Street
Suite 1300
Denver CO 80202
DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans	Class R	51,882.614	22.916
Omnibus
ATTN NPIO Trade Desk
711 High Street

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		Number of	% of
Record Holder	Class	Shares	Class
Des Moines, IA 50392-0001
Pershing LLC	Class Y	308,157.545	8.2765
1 Pershing Plz
Jersey City NJ 07399-0001
Empower Trust FBO	Class Y	217,993.870	5.8549
Empower Benefit Plans
8515 E Orchard Rd 2t2
Greenwood Village CO 80111
MLPF&S For The Sole Benefit Of	Class K	206,571.857	10.623
Its Customers	Class Y	217,272.589	5.8355
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
Nationwide Trust Company FSB	Class Y	186,758.165	5.016
C/O IPO Portfolio Accounting
Po Box 182029
Columbus OH 43218-2029
LPL Financial	Class Y	187,880.702	5.0461
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are

46

qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds. The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
0.65% of the Funds average daily net assets up to $1 billion, and 0.60% of
Victory Pioneer International Equity Fund	the Funds average daily net assets over $1 billion

0.625% of the Funds average daily net assets up to $500 million, 0.60% of the next $500 million of the Funds average daily net assets, 0.575% of the next $4 billion of the Funds average daily net assets and 0.55% of the
Victory Pioneer Select Mid Cap Growth Fund	Funds average daily net assets over $5 billion

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended November 30, 2024, 2023 and 2022.

Predecessor Fund		2024	2023	2022
Pioneer International Equity Fund	Gross Fee Incurred	$3,921,157	$1,428,836	$857,661
Pioneer International Equity Fund	Net Fee Paid	$3,669,651	$985,341	$560,034
Pioneer Select Mid Cap Growth Fund	Gross Fee Incurred	$8,715,354	$9,173,426	$11,974,058
Pioneer Select Mid Cap Growth Fund	Net Fee Paid	$8,715,354	$9,173,426	$11,974,058

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended November 30.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended November 30, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures,

47

which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended November 30, 2024, 2023 and 2022, the Predecessor Funds paid administration fees as follows:

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Predecessor Fund	2024	2023	2022
Pioneer International Equity Fund	$208,173	$99,475	$73,452
Pioneer Select Mid Cap Growth Fund	$527,898	$540,995	$614,613

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly- owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Funds, information about the accounts other than the Funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Pioneer International Equity Fund

				Number of	Assets
				Accounts	Managed
		Number of	Total	Managed	for which
Name of	Portfolio	Accounts	Assets	for which	Advisory Fee
Manager	Type of Account	Managed	Managed (000’s)	Advisory	is

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				Fee is	Performance-
				Performanc Based (000’s)
				e-Based
Marco Pirondini	Other Registered Investment	3	$5,055,995	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	3	$4,486,900	2	$4,305,691
	Other Accounts	1	$143	N/A	N/A
Brian Chen	Other Registered Investment	3	$548,069	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	4	$2,531,936	1	$2,524,309
	Other Accounts	1	$143	N/A	N/A
Jeffrey Sacknowitz Other Registered Investment		3	$548,069	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	2	$160,244	N/A	N/A
	Other Accounts	1	$143	N/A	N/A
Pioneer Select Mid Cap Growth Fund
				Number of
				Accounts	Assets
				Managed	Managed
				for which	for which
		Number of		Advisory	Advisory Fee
			Total	Fee is	is
Name of Portfolio		Accounts	Assets	Performanc Performance-
Manager	Type of Account	Managed	Managed (000’s)	e-Based	Based (000’s)
Ken Winston	Other Registered Investment	1	$103,699	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Shaji John	Other Registered Investment	1	$103,699	N/A	N/A

	Companies
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
David Sobell	Other Registered Investment	1	$103,699	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Timothy P.	Other Registered Investment	3	$980,026	1	$761,383
Stanish	Companies
	Other Pooled Investment Vehicles	1	$205,422	1	$205,422
	Other Accounts	N/A	N/A	N/A	N/A

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by

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various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the

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offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b- 1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended November 30.

Pioneer International Equity Fund

For the Fiscal Years Ended November 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$7,947	$7,101	$5,961
Approximate Commissions Reallowed to Dealers (Class A shares)	$48,691	$39,161	$35,994
Approximate Commissions Reallowed to Dealers (Class C shares)	$48,691	N/A	N/A
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$986,525	$497,875	$153,866
Pioneer Select Mid Cap Growth Fund
For the Fiscal Years Ended November 30	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$21,155	$20,509	$29,182
Approximate Commissions Reallowed to Dealers (Class A shares)	$128,830	$125,637	$182,145
Approximate Commissions Reallowed to Dealers (Class C shares)	N/A	N/A	N/A
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$794,122$1,178,229$1,222,133

Fund expenses under the distribution plan

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The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended November 30, 2024. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined	Predecesso Predecesso Predecesso
	Predecesso r Fund		r Fund	r Fund
	r Fund	Class A	Class C	Class R
	Plan	Plan	Plan	Plan1
Pioneer International Equity Fund	$264,104	$211,748	$52,356	N/A
Pioneer Select Mid Cap Growth Fund	$2,998,817	$2,794,430	$156,701	$47,686

1Payments made by Class R shares of each Predecessor Fund. The Funds do not offer Class R shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended November 30, 2024 is set forth in the following tables:

Pioneer	Payments
International Equity	to Servicing		Sales	Printing
Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$191,782	$3,063	$14,114	$2,789	$211,748
Class C	$33,962	$2,789	$12,853	$2,752	$52,356

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended November 30, 2024).

	Payments
Pioneer Select Mid	to Servicing		Sales	Printing
Cap Growth Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$2,669,445	$18,815	$87,932	$18,238	$2,794,430
Class C	$148,860	$1,172	$5,531	$1,138	$156,701
Class R	$46,567	$165	$795	$159	$47,686

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended November 30, 2024).

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

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In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Victory Capital pursuant to authority contained in the Funds’ management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the United States).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Funds and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Funds may participate in third-party brokerage and/or expense offset arrangements to reduce the Funds’ total operating expenses. Pursuant to third-party brokerage arrangements, the Funds may incur lower expenses by directing brokerage to third-party broker- dealers which have agreed to use part of their commission to pay the Funds’ fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Funds would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Funds’ operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Funds’ brokerage transactions, there can be no assurance

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that such arrangements will be utilized. Pursuant to expense offset arrangements, the Funds may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended November 30, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended November 30, 2024, 2023 and 2022, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2024	2023	2022
Pioneer International Equity Fund	$986,525	$497,875	$153,866
Pioneer Select Mid Cap Growth Fund	$794,122	$1,178,229	$1,222,133

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended November 30, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended November, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended November 30, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of November 30, 2024, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Pioneer International Equity Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Securitized Income Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

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The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended November 30, 2024 and 2023 was:

	2024	2023
Pioneer International Equity Fund	37%	38%
Pioneer Select Mid Cap Growth Fund	53%	72%

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer International Equity Fund and Victory Pioneer Select Mid Cap Growth Fund generally pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or

(3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) generally will pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-

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exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Each Fund generally distributes any net short- and long-term capital gains in November. Each Fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Funds investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Funds gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex- dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Funds current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholders tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

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Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. However, because the Fund does not expect to make substantial investments in the stock of U.S. corporations, the Fund does not expect its dividends and distributions to qualify to any substantial extent for the dividends-received deduction. In order to qualify for any such deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of November 30, 2024

Capital loss carryforwards are available to offset future realized capital gains. At November 30, 2024, certain Predecessor Funds had capital loss carryforwards as follows:

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		Select Mid
	International Cap Growth
	Equity Fund	Fund
Short-term	$0	$0
Long-term	$0	$0
Total	$0	$0

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Funds “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investors shares is, as a result of the distributions, reduced below the investors cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholders adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholders basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, generally will be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholders Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A

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shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuers income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in

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such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Each Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Funds risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Funds income and gains or losses and hence of its distributions to shareholders.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayers “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Funds income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Funds dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Victory Pioneer International Equity Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. The Victory Pioneer Mid Cap Growth Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

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Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If Victory Pioneer International Equity Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholders taxable income from foreign sources (but not in excess of the shareholders entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Funds “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Funds “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Funds net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Victory Pioneer Mid Cap Growth Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S.

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federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, each Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes, or any Delaware corporation income tax.

ADDITIONAL INFORMATION

Description of shares

As an open-end management investment company, the Funds continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Funds are fully paid and non-assessable. Shares will remain on deposit with the Funds transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Funds, designated as Class A, Class C, Class R6 and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024 is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the

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information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in a Fund only and not in the assets of any other series of the Trust.

Financial Statements

The audited financial statements of the Predecessor Funds, for the fiscal year ended November 30, 2023 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as

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applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

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The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting
period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
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	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses,

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reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm (appointed auditor for the fiscal year ended November 30, 2024), provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to Funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium- term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

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▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

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Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed Funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

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In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

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VICTORY PORTFOLIOS IV

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 7, 2025

	CLASS	CLASS	CLASS	CLASS	CLASS
FUND NAME	A	C	R6	R	Y
Victory Pioneer Core Equity Fund	PIOTX	PCOTX	PCEKX	—	PVFYX
Victory Pioneer Fund	PIODX	PCODX	PIOKX	PIORX	PYODX
Victory Pioneer AMT-Free Municipal Fund	PBMFX	MNBCX	—	—	PBYMX
Victory Pioneer U.S. Government Money Market Fund	PMTXX	—	—	—	PRYXX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios IV (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus dated February 7, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539- 3863) or at VictoryFunds.com.

Reports to shareholders and other information, such as Fund financial statements, is available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above.

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GENERAL INFORMATION ..............................................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS ...................................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS .........................................................................................................................	7
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES ................................................................	36
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................................................................................	37
MANAGEMENT OF THE TRUST ..................................................................................................................................................................	44
TRUSTEES AND OFFICERS...........................................................................................................................................................................	44
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .......................................................................................................................	53
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS................................................................................................................	53
PORTFOLIO MANAGERS ..............................................................................................................................................................................	63
DISTRIBUTION AND SERVICE PLANS.......................................................................................................................................................	65
CODE OF ETHICS ...........................................................................................................................................................................................	68
PROXY VOTING POLICIES AND PROCEDURES .......................................................................................................................................	69
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .......................................................................................................	69
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS.............................................................................................................................	71
TAXES ...	71
ADDITIONAL INFORMATION......................................................................................................................................................................	79
APPENDIX A....................................................................................................................................................................................................	85
APPENDIX B....................................................................................................................................................................................................	93

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GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust is an open-end management investment company. The Trust currently consists of 29 series of units of beneficial interest (“shares”). This SAI relates to the shares of four series of the Trust (each a “Fund”) and collectively, the “Funds”). The Victory Pioneer Core Equity Fund and Victory Pioneer Fund are referred to in this SAI, collectively, as the “Equity Funds.”

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions, and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with the corresponding Fund shown below (the “Predecessor Funds”).

Predecessor Fund	Fund
Pioneer Core Equity	Victory Pioneer Core Equity Fund
Pioneer Fund	Victory Pioneer Fund
Pioneer AMT-Free Municipal Fund	Victory Pioneer AMT-Free Municipal Fund
Pioneer U.S. Government Money Market Fund	Victory Pioneer U.S. Government Money Market Fund

As a result of the Reorganizations, each Predecessor Fund’s performance and financial history became each Fund’s performance and financial history. On or about April 1, 2025, the Trust is expected to acquire the assets and liabilities of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (“1940 Act”)). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

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Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.more than 50% of the outstanding shares of the Fund.

The Funds’ fundamental policies are as follows:

1.Each Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.Each Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.Each Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.Each Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

8.Normally, the Victory Pioneer AMT – Free Municipal Fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax and will not invest in securities the income on which is a tax preference item for purposes of the federal alternative minimum tax.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions, provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

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A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Victory Capital regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Funds’ underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit the Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Funds may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Funds comply with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Funds will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

With respect to the fundamental policy relating to concentration set forth in (7) above, the Victory Pioneer AMT-Free Municipal Fund generally will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity in order to determine the industry or group of industries to which the investments should be allocated when determining compliance.

The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. As of the date of the SAI, the Funds rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the Funds may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

Tax-exempt Funds that invest 80% of their net assets in tax-exempt securities characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects.

In addition, money market funds are subject to special SEC rules relating to concentration. The rules do not provide for any limit on a money market Fund’s concentration in any one industry or group of industries, and allow a money market Fund to invest without limit in obligations of banks without being deemed to concentrate their investments. The Fund’s policy permits (but does not require) the Fund to take advantage of the flexibility to invest in bank obligations that the SEC has granted to money market funds, to the extent consistent with the Fund’s other investment strategies and policies. However, the Fund is currently required to invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of the SAI, the Fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be

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appropriate, the Fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard. The Fund may change any source used for determining industry classification without shareholder approval.

A Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each Fund is classified as an open-end investment company. Each Fund’s diversification classification is fundamental policy and under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund is currently classified as a diversified fund which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board without approval of shareholders.

Each Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Victory funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Funds have adopted this non-fundamental policy in order that the Funds may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, each Fund’s investment objective is non-fundamental and it and each Fund’s non-fundamental investment policies may be changed by a vote of the Board without approval of shareholders at any time.

In order to comply with tax rules in the Federal Republic of Germany, the Victory Pioneer Core Equity Fund and Victory Pioneer Fund continuously will invest within a calendar year at least 51% of its value in equity investments.

Other restrictions

With respect to the Victory Pioneer AMT-Free Municipal Fund and the Victory Pioneer U.S. Government Money Market Fund, the adviser generally will not invest Fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Funds’ assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Funds’ restrictions and policies.

Equity securities and related investments

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Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and stock purchase rights

Each Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

Each Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in initial public offerings

Companies involved in initial public offering (“IPOs”) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that Each Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, each Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Non-U.S. investments

Equity securities of non-U.S. issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

Each Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and each Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing

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their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds.

Each Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar- denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets

Each Fund may invest in securities of issuers in countries with emerging economies or securities markets. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. Each Fund generally will focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, a Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non- U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the United States; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Victory Capital to be appropriate. The risks

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associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political, and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of a Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could

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negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The United States has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The U.S. government has acted to prohibit U.S. persons, such as a Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is

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discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

Each Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Each Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China- Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

Each Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted.

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Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements.

However, a Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. Each Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to a Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and other taxes

Each Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes may reduce the return achieved by a Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts

Each Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of a Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Each Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that a Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign currency transactions

Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Each Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Each Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which a Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee

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that a Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. Each Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Victory Capital.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Each Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Victory Capital determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

Each Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent a Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by a Fund. For example, where a Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to a Fund’s benchmark, a Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Each Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

While a Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on foreign currencies

Each Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

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Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a Fund.

Similarly, a Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is “covered” if a Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash or liquid securities.

Each Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Each Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Victory Capital determines that there is a pattern of correlation between that currency and the U.S. dollar.

Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. Each Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory

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Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Investment company securities and real estate investment trusts

Other investment companies

Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects a Fund to the risks of investing in the underlying securities held by those investment companies. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations.

Exchange traded funds

Each Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of a Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit a Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

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Real estate investment trusts (“REITs”)

Each Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•A REIT in a Fund’s portfolio is, or is perceived by the market to be, poorly managed

•If a Fund’s real estate related investments are concentrated in one geographic area or property type, a Fund will be particularly subject to the risks associated with that area or property type

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Such indirect expenses are not reflected in the fee table or expense example in a Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

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Derivative instruments

Derivatives

Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase a Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for Funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, a Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. Each Fund also may have to sell assets at inopportune times to satisfy its obligations. Each Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs.

Each Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the

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instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by a Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and a Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Each Fund currently is relying on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Each Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. Each Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

Each Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. Each Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, a Fund would keep the cash premium and the investment. All call options written by a Fund are covered, which means that a Fund will own the securities subject to the options as long as the options are outstanding, or a Fund will use the other methods described below. Each Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

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A put option written by a Fund would obligate a Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Each Fund has no control over when it may be required to purchase the underlying securities. All put options written by a Fund would be covered, which means that a Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a Fund will also be considered to be covered to the extent that a Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund’s net exposure on its written option position.

Writing call and put options on securities indices. Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. Each Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. Each Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the call option.

Each Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Each Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered

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options it has written, a Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Each Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over- the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Victory Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Victory Capital to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Each Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire. Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically

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advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s securities. Similarly, a Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Victory Capital, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances, prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Victory Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. Each Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits. While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. Each Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

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Equity swaps, caps, floors, and collars

Each Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Victory Capital is incorrect in its forecast of market values, these investments could negatively impact a Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Interest rate swaps, collars, caps, and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that a Fund enters into these transactions, a Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, a Fund also may invest in interest rate swaps to enhance income or to increase a Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). Each Fund is not required to hedge its portfolio and may choose not to do so. Each Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates.

Conversely, if a Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect a Fund from a reduction in yield due to falling interest rates and may permit a Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

Each Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

Each Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. Each Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. Each Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of a Fund.

Typically, the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit a Fund’s ability to engage in interest rate swaps.

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Financial futures and options transactions

Victory Capital expects to claim an exclusion from registration as a “commodity pool operator” with respect to a Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Victory Capital will not, with respect to its management of a Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, a Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. Victory Capital may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC- regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). Each Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Credit-linked notes

Each Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange traded notes

Each Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, a Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. Each Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Debt securities and related investments

Debt securities selection

In selecting debt securities for a Fund, Victory Capital gives primary consideration to a Fund’s investment objective, the attractiveness of the market for debt securities given the outlook of Victory Capital for the equity markets and a Fund’s liquidity requirements. Once Victory Capital determines to allocate a portion of a Fund’s assets to debt securities, Victory Capital generally focuses on short-term

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instruments to provide liquidity and may invest in a range of fixed income securities if a Fund is investing in such instruments for income or capital gains. Victory Capital selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. Each Fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Victory Capital.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, a Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of a Fund’s portfolio securities, Victory Capital will consider if any action is appropriate in light of a Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Victory Capital’s own assessment of the credit quality of potential investments.

Money market Fund matters

The Victory Pioneer U.S. Government Money Market Fund is a government money market Fund, meaning that it will invest at least 99.5% of its total assets in U.S. government securities, cash and/or repurchase agreements that are fully collateralized by U.S. government securities and cash. In addition, a Fund will invest at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. Each Fund invests in accordance with the credit quality, diversification, liquidity and maturity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund seeks to invest in securities that present minimal credit risks to a Fund.

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Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

U.S. government securities

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

Each Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to a Fund.

Municipal obligations

Each Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are

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used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Each Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications. A Fund may enter into tender option bond trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), provided that a Fund complies with Rule 18-4 under the 1940 Act. See “Derivatives.”

Municipal lease obligations

Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non- appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Victory Capital, under guidelines established by a Fund’s Board, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating Funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating Funding, then the following factors will also be considered in determining liquidity:

(1)any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2)any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Asset-backed securities

Each Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset- backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

Each Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to

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maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage-backed securities

Each Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund’s principal investment to the extent of the premium paid.

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The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Subordinated securities

Each Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all,

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in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

Each Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Inverse floating rate securities

Each Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

Each Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, a Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by a Fund.

Zero coupon and deferred interest bonds

Tax-Exempt Bonds in which a Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, a Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual interests in municipal securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a “dutch auction” or similar method at specified intervals (typically 35 days). The long-term component or “residual interest” pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide a Fund with a means of increasing or maintaining the level of tax-exempt interest allocable to shareholders.

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Commercial paper and other short term debt securities

Each Fund invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. Each Fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a Fund invests in master demand notes, these investments will be included in a Fund’s limitation on illiquid investments.

Tax-exempt commercial paper

These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

Bond anticipation notes (BANs)

These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax anticipation notes (TANs)

These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue anticipation notes (RANs)

These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Variable rate and floating rate demand instruments

Each Fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days’ notice. Still others are automatically called by the issuer unless a Fund instructs otherwise.

Each Fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

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Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Each Fund’s service providers regularly experience such attempts, and expect they will continue to do so. Each Fund is unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to a Fund such as The Bank of New York Mellon (“BNY Mellon”), each Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither a Fund nor Victory Capital exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Victory Capital or a Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Risks related to Invasion of Ukraine by Russia.

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities

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and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a Fund from selling these investments, and the value of such investments held by a Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, a Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to a Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Victory Capital to be of equivalent credit quality, a Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid investments

Each Fund may invest up to 15% (except the Victory Pioneer U.S. Government Money Market Fund, which may invest up to 5%) of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid investments exceeds this percentage limitation, a Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to a Fund’s liquidity risk management program. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If a Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. A repurchase agreement may be considered a loan by a Fund collateralized by securities. Under the direction of the Board, Victory Capital reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on a Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price.

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Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund that it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short sales against the box

Each Fund may sell securities “short against the box.” A short sale involves a Fund borrowing securities from a broker and selling the borrowed securities. Each Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when a Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. Each Fund may engage in short sales of securities only against the box.

If a Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar rolls

Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Fund.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of dollar rolls will depend upon Victory Capital’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio turnover

It is the policy of a Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders.

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Lending of portfolio securities

Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Victory Capital to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by a Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. Each Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and a Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. Each Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, a Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in a Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, a Fund will earn no income on the collateral, but will earn a fee from the borrower. Each Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to a Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, a Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Each Fund will lend portfolio securities only to firms that have been approved in advance by Victory Capital, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect a Fund from loss. At no time would the value of the securities loaned exceed 331∕3% of the value of a Fund’s total assets. Each Fund did not engage in securities lending activity during its most recent fiscal year.

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to a Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the Interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another Victory fund, a Fund’s Interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund borrowing would be greater than 10% of its total assets, a Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the Interfund borrowing would be more than 331∕3% of its total assets.

No Fund may lend to another Fund through the Interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days.

Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

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The limitations detailed above and the other conditions of the SEC exemptive order permitting Interfund lending are designed to minimize the risks associated with Interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case a Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-issued and delayed delivery securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. Each Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Each Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

DETERMINING NET ASSET VALUE (“NAV”) AND

VALUING PORTFOLIO SECURITIES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by

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it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R6, R, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

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No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.

Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $50,000	5.75	5.00
$50,000 but less than $100,000	4.50	4.00
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$100,000 but less than $250,000	3.50	3.00
$250,000 but less than $500,000	2.50	2.00
$500,000 or more*	0.00	0.00***

*There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Victory Pioneer AMT-Free Municipal Fund.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer
		Reallowance
Less than $100,000	2.25	2.00
$100,000 but less than $250,000	1.75	1.50
$250,000 or more*	0.00	0.00**

*There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Victory Pioneer U.S. Government Money Market Fund

You may purchase Class A shares at net asset value without paying an initial sales charge. In addition, Class A shares will not be subject to a contingent deferred sales charge (CDSC).

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation

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for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.

The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CDSCs

During the fiscal year ended December 31, 2023, the Predecessor Funds paid the following CDSCs to Amundi Distributor US, Inc.:

Predecessor Fund	2023
Pioneer Core Equity	$836
Pioneer Fund	$11,763
Pioneer AMT-Free Municipal Fund	$17,147
Pioneer U.S. Government Money Market Fund	$0

Sample Calculation of Maximum Offering Price

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Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Fund are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds

NAV per Share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Victory Pioneer AMT-Free Municipal Fund

NAV per Share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R6, Class R6 and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital may select, or give greater weight to, specific securities as a means of their disposition.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic withdrawal plan(s) (“SWP”) (Class A, Class C and Class R shares)

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you.

Withdrawals from Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Account Options” in the Prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.

You may obtain additional information by calling the Fund at 1-800-225-6292.

Reinstatement privilege (Class A shares)

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Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You

are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Funds will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent instructions. The Funds may implement other procedures from time to time. In all other cases, neither the Funds, the Funds’ transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application

•For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker- dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

42

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

43

MANAGEMENT OF THE TRUST

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Portfolios IV, U.S. registered investment company with 29 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

TRUSTEES AND OFFICERS

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Independent
Trustees:

Thomas J. Perna	Trustee since	Private investor (2004 – 2008 and	43	Director, Broadridge Financial
(74)	2024. Serves	2013 – present); Chairman (2008 –		Solutions, Inc. (investor
Chairman of the	until a	2013) and Chief Executive Officer		communications and securities
Board and Trustee	successor	(2008 – 2012), Quadriserv, Inc.		processing provider for financial
	trustee is	(technology products for securities		services industry) (2009 – 2023);
	elected or	lending industry); and Senior		Director, Quadriserv, Inc. (2005 –
	earlier	Executive Vice President, The Bank		2013); and Commissioner, New
	retirement or	of New York (financial and securities		Jersey State Civil Service
	removal.	services) (1986 – 2004)		Commission (2011 – 2015)

John E.	Trustee since	Of Counsel (2019 – present), Partner	43	Chairman, The Lakeville Journal
Baumgardner, Jr.	2024. Serves	(1983-2018), Sullivan & Cromwell		Company, LLC, (privately-held
(74)*	until a	LLP (law firm).		community newspaper group) (2015
Trustee	successor			– 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin (67)	Trustee since	Managing Director – Head of Product	43	None
Trustee	2024. Serves	Strategy and Development, BNY
	until a	Mellon Investment Management
	successor	(investment management firm)
	trustee is	(2012-2018); Vice Chairman – The
	elected or	Dreyfus Corporation (2005 – 2018):
	earlier	Executive Vice President Head of
	retirement or	Product, BNY Mellon Investment
	removal.	Management (2007-2012); Executive
Director- Product Strategy, Mellon
Asset Management (2005-2007);
Executive Vice President Head of
Products, Marketing and Client
Service, Dreyfus Corporation
(investment management firm)
(2000-2005); Senior Vice President
Strategic Product and Business

44

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Development, Dreyfus Corporation
(1994-2000)

Benjamin M.	Trustee since	William Joseph Maier Professor of	43	Trustee, Mellon Institutional Funds
Friedman (80)	2024. Serves	Political Economy, Harvard		Investment Trust and Mellon
Trustee	until a	University (1972 – present)		Institutional Funds Master Portfolio
	successor			(oversaw 17 portfolios in fund
	trustee is			complex) (1989 – 2008)
elected or
earlier
retirement or
removal.
Craig C. MacKay	Trustee since	Senior Advisor, England &	43
(61)	2024. Serves	Company, LLC (advisory firm) (2022
Trustee	until a	– present); Partner, England &
	successor	Company, LLC (advisory firm) (2012
	trustee is	– 2022); Group Head – Leveraged
	elected or	Finance Distribution, Oppenheimer &
	earlier	Company (investment bank) (2006 –
	retirement or	2012); Group Head – Private Finance
	removal.	& High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003 –
2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 –
2003)

Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co- Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – 2022); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199 SEIU 43	None
Monchak (68)	2024. Serves	Funds (healthcare workers union
Trustee	until a	pension funds) (2001 – present); Vice
	successor	President – International Investments
	trustee is	Group, American International
	elected or	Group, Inc. (insurance company)
	earlier	(1993 – 2001); Vice President
	retirement or	Corporate Finance and Treasury
	removal.	Group, Citibank, N.A.(1980 – 1986
and 1990 – 1993); Vice President –
Asset/Liability Management Group,
Federal Farm Funding Corporation
(government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage

45

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years
Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987
– 1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Fred J. Ricciardi	Trustee since	Private investor (2020 – present);	43	None
(77)	2024. Serves	Consultant (investment company
Trustee	until a	services) (2012 – 2020); Executive
	successor	Vice President, BNY Mellon
	trustee is	(financial and investment company
	elected or	services) (1969 – 2012); Director,
	earlier	BNY International Financing Corp.
	retirement or	(financial services) (2002 – 2012);
	removal.	Director, Mellon Overseas
Investment Corp. (financial services)
(2009 – 2012); Director, Financial
Models (technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustee:

David C. Brown	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
(52)**	2024. Serves	Chairman (2013-present), Victory		portfolios); Trustee Victory Portfolios
Trustee	until a	Capital Management Inc.; Chief		II (30 portfolios); Trustee, Victory
	successor	Executive Officer and Chairman		Portfolios III (45 portfolios); Trustee,
	trustee is	(2013-present), Victory Capital		Victory Portfolios IV (29 portfolios);
	elected or	Holdings, Inc.; Director, Victory		Trustee, Victory Variable Insurance
	earlier	Capital Services, Inc. (2013-present);		Funds (6 portfolios)
	retirement or	Director, Victory Capital Transfer
	removal	Agency, Inc. (2019-present)

Fund Officers:

Thomas	Since 2024.
Dusenberry (47)	Serves at the
President	discretion of
the Board

Director, Fund Administration, the 159 None

Adviser; Treasurer and Principal Financial Officer (May 2023- present); Manager, Fund Administration, the Adviser; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream,

46

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

MLP Fund and Forward Funds; Principal Financial Officer (2018- 2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020- 2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as resident of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Scott A.	Since 2024.
Stahorsky (55)	Serves at the
Vice President	discretion of
the Board

Director, Third-Party Dealer 159 None

Services & Reg Administration, Fund Administration, the Adviser

(2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Patricia McClain	Since 2024.
(62) Secretary	Serves at the
discretion of
the Board
Director, Regulatory Administration, 159	None
Fund Administration, the Adviser
(2019-present). Ms.
McClain also serves as Secretary of
Victory Portfolios, Victory Portfolios
II, Victory Portfolios III, Victory
Portfolios IV and Victory Variable
Insurance Funds
Carol D. Trevino	Since 2024.
(59) Treasurer	Serves at the
discretion of
the Board

Director, Financial Reporting, Fund 159 None

Administration

(2023-present); Director, Accounting and Finance, the

Adviser (2019-2023); Accounting/ Financial

Director, USAA (2013-2019). Ms. Trevino also

serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Christopher	Since 2024.
Ponte (40)	Serves at the
Assistant Treasurer	discretion of
the Board

Director, Fund and Broker Dealer 159 None

Finance, Fund Administration, (2023- present); Victory Capital

Transfer Agency, Inc. (2023-present); Manager, Fund

47

Number of
Portfolios
Name, Age and	Term of Office		in Fund	Other Directorships Held by
Position(s) Held	and Length of	Principal Occupation(s) During At	Complex	Trustee During At Least The Past
With the Trust	Service	Least The Past Five Years	Overseen	Five Years

Administration, the Adviser (2017-

2023); Chief

Financial Officer, Victory Capital Services, Inc. (since

2018). Mr. Ponte also serves as Assistant Treasurer of

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

Sean Fox (48)	Since 2024.
Chief Compliance	Serves at the
Officer	discretion of
the Board

Sr. Compliance Officer, the Adviser 159 None

(2019-Present);

Compliance Officer, the Adviser (2015-2019). Mr. Fox

also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds

D. Brent Rowse	Since 2024.
(43) Anti-Money	Serves at the
Laundering	discretion of
Officers and	the Board
Identity Theft
Officer

Sr. Compliance Officer, the Adviser 159 None

(2023-present);

Compliance Officer, the Adviser (2019-2023). Mr.

Rowse also serves as the Anti-Money Laundering

Compliance Officer and Identity Theft Officer for

Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital

Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed- end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

48

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

49

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

▪whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

▪whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision- making process of the Funds;

▪whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

▪whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

▪whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

▪that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

▪that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

▪that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

▪that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

▪that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

50

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Fund Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds.

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi Asset Management US, Inc. (“Amundi US”) served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

51

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies
Name of Trustee of Predecessor		Overseen by Trustee in the
Funds	Dollar Range of Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	Pioneer Fund: $10,001 - $50,000	Over $100,000
Diane Durnin	Pioneer Fund: Over $100,000	Over $100,000
	Pioneer Core Equity Fund: Over $100,000	Over $100,000
Benjamin M. Friedman	Pioneer Fund: Over $100,000
Craig C. MacKay	Pioneer Fund: $50,001 - $100,000	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information

–Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

▪each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

▪the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

	Aggregate	Pension or
	Compensation	Retirement	Total Compensation
	from the	Benefits Accrued	from the Predecessor
	Predecessor	as Part of Portfolio	Funds and
Name of Trustee of Predecessor Funds	Funds**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$81,914.82	$0	$357,100.00
Diane Durnin	$79,958.06	$0	$349,263.00
Benjamin M. Friedman	$78,984.96	$0	$345,436.00
Craig C. MacKay	$68,987.48	$0	$305,424.00
Lorraine H. Monchak	$80,274.26	$0	$350,600.00
Thomas J. Perna	$108,014.06	$0	$461,600.00
Fred J. Ricciardi	$83,411.10	$0	$363,100.00
TOTAL	$581,544.74	$0	$2,532,523.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended December 31, 2024. As of December 31, 2024, there were 44 U.S. registered investment portfolios in the Pioneer Funds complex.

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory

52

Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi US, was approximately $660,871 and $573,790 in each of 2023 and 2024.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 15, 2025, the following shareholders owned 5% or more of a class of the indicated Predecessor Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Predecessor Fund may be deemed a control person of that class of the Predecessor Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Pioneer Core Equity Fund

		Number of	% of
Record Holder	Class	Shares	Class
BNY Mellon Distributors Inc	Class A	22,674,598.371	27.8399
Primerica Financial Services
760 Moore Rd
Kng Of Prussa PA 19406-1212
National Financial Services LLC	Class C	17,315.180	5.8358
For Exclusive Benefit	Class Y	196,939.256	12.6304
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Wells Fargo Clearing Services LLC	Class C	17,512.198	5.9022
Special Custody Acct For The Exclusive Benefit Of Customer	Class Y	87,837.278	5.6333
2801 Market St
Saint Louis MO 63103-2523
Raymond James	Class C	17,270.796	5.8208
Omnibus for Mutual Funds	Class Y	210,842.637	13.5221
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Ascensus Trust Company FBO	Class C	23,385.188	7.8815
AFO Consultants 613031
P O Box 10758
Fargo ND 58106-0758
Edward D Jones & Co	Class K	70,664.404	6.229
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
MLPF&S For The Sole Benefit Of	Class K	1,057,128.932	93.1852
Its Customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor

53

		Number of	% of
Record Holder	Class	Shares	Class
Jacksonville FL 32246-6484
Ascensus Trust Company FBO	Class R	3,072.861	5.413
Sharon M Ligon - Realtor 614010
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	14,350.663	25.2794
Rupp Enterprises 615046
P O Box 10758
Fargo Nd 58106-0758
Ascensus Trust Company FBO	Class R	5,014.613	8.8335
401k Powering Forward Llc 614821
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	8,971.765	15.8042
A Step Forward Wellness Services 64924
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	3,081.842	5.4288
Lori's Cleaning Service Uni-K 6145
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	5,394.547	9.5028
Math With Mr J LLC 523419
P.O. Box 10758
Fargo, ND 58106
Charles Schwab & Co Inc	Class Y	190,952.726	12.2465
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pershing Llc	Class Y	138,453.022	8.8795
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class Y	108,778.137	6.9763
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
American Enterprise Investment Svc	Class Y	81,225.835	5.2093
FBO #41999970
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Morgan Stanley Smith Barney LLC	Class Y	202,479.973	12.9857
For The Exclusive Bene Of Its Cust
1 New York Plz Fl 12
New York NY 10004-1932
Pioneer Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	10,166,875.627	5.4602
For The Benefit Of Customers	Class K	692,082.069	69.5089
12555 Manchester Rd
Saint Louis MO 63131-3710

54

		Number of	% of
Record Holder	Class	Shares	Class
Pershing Llc	Class C	396,158.477	11.4218
1 Pershing Plz	Class Y	2,485,958.240	7.052
Jersey City NJ 07399-0001
Wells Fargo Clearing Services LLC	Class C	591,000.951	17.0394
Special Custody Acct For The Exclusive Benefit Of Customer
2801 Market St
Saint Louis MO 63103-2523
American Enterprise Investment Svc	Class C	254,375.825	7.334
FBO #41999970	Class Y	3,466,336.477	9.8331
For The Exclusive Benefit
Of Our Clients
707 2nd Ave S Minneapolis, MN 55402
Charles Schwab & Co Inc	Class C	312,518.054	9.0103
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main Street
San Francisco CA 94105-1905
Raymond James	Class C	384,715.718	11.0919
Omnibus for Mutual Funds	Class Y	4,153,796.872	11.7832
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Morgan Stanley Smith Barney LLC	Class C	324,475.315	9.3551
For The Exclusive Bene Of Its Cust	Class Y	3,616,790.951	10.2599
1 New York Plz Fl 12
New York NY 10004-1932
Voya Institutional Trust Company	Class K	54,806.277	5.5044
Trustee Agreement And Aetna 403(B)
Custodial Acct 3/26/97 Trustee For
Thomas J Botticelli Dtd 04/22/1996
Po Box 990065
Hartford CT 06199-0065
Pioneer Solutions-Balanced Fund	Class K	92,271.475	9.2672
60 State Street
Boston MA 02109
State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access	Class R	86,993.108	6.0706
Product
1 Lincoln St
Boston MA 02111-2901
Talcott Resolution Life Insurance C	Class R	421,937.391	29.444
Po Box 5051
Hartford CT 06102
Sammons Financial Network	Class R	227,032.396	15.843
8300 Mills Civic Pkwy
West Des Moines IA 50266
Voya Retirement Insurance And	Class R	148,568.507	10.3676
Annuity Company
One Orange Way B3n
Windsor CT 06095-4773
National Financial Services LLC	Class Y	3,420,062.298	9.7018
For Exclusive Benefit
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
LPL Financial	Class Y	4,539,466.213	12.8772

55

		Number of	% of
Record Holder	Class	Shares	Class
--Omnibus Customer Account--
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
UMB Bank Custodian	Class Y	2,543,698.103	7.2158
Security Financial Resources
1 SW Security Benefit Pl
Topeka KS 66636-1000
Charles Schwab & Co Inc	Class Y	3,129,707.002	8.8781
Special Custody Account For The Benefit Of Customers
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Pioneer AMT-Free Municipal Fund

		Number of	% of
Record Holder	Class	Shares	Class
Edward D Jones & Co	Class A	2,243,278.910	7.0774
For The Benefit Of Customers
12555 Manchester Rd
Saint Louis MO 63131-3710
Charles Schwab & Co Inc	Class A	1,719,567.779	5.4252
Exclusive Benefit Of Its Cust
Attn: Mutual Fund Dept
211 Main St
San Francisco CA 94105-1905
Wells Fargo Clearing Services LLC	Class A	2,394,468.558	7.5544
Special Custody Acct For The Exclusive Benefit Of Customer	Class C	210,520.287	25.5781
2801 Market St
Saint Louis MO 63103-2523
Morgan Stanley Smith Barney LLC	Class A	2,014,238.332	6.3548
For The Exclusive Bene Of Its Cust	Class C	95,069.186	11.5509
1 New York Plz Fl 12
New York NY 10004-1932
MLPF&S	Class A	2,234,698.636	7.0504
For The Sole Benefit Of	Class C	77,874.812	9.4618
Its Customers	Class Y	13,580,891.974	62.2822
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484
National Financial Services LLC	Class C	73,357.044	8.9129
For Exclusive Benefit	Class Y	1,896,796.669	8.665
Of Our Customers
499 Washington Blvd
ATTN Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-2010
Pershing LLC	Class C	62,314.729	7.5712
1 Pershing Plz
Jersey City NJ 07399-0001
LPL Financial	Class C	75,878.526	9.2192
--Omnibus Customer Account--	Class Y	1,141,050.231	5.2329
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
Raymond James	Class C	52,967.648	6.4356

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		Number of	% of
Record Holder	Class	Shares	Class
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716
Pioneer U.S. Government Money Market Fund

		Number of	% of
Record Holder	Class	Shares	Class
Charles Schwab Trust Bank Cust	Class R	319,333.940	9.831
Plan Member Qualified Accounts
2423 E Lincoln Dr # 108004
Phoenix AZ 85016-1215
Ascensus Trust Company FBO	Class R	570,731.310	17.5705
Depietro Roofing Inc 401(K) 614138
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	287,639.030	8.8552
Baumann Waterworks 614300
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	181,448.870	5.5861
Olinda Partners 401k 614226
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	213,284.750	6.5662
Dean Gilbert Realtor 401k 614482
P O Box 10758
Fargo ND 58106-0758
Ascensus Trust Company FBO	Class R	177,972.560	5.4791
Grant Pudalov Pc Uni-K 614550
P O Box 10758
Fargo ND 58106-0758
Amundi Distributor US Inc	Class Y	27,950,000.000	38.9511
ATTN Corporate Accounting
60 State Street 13th Fl
Boston MA 02109-1800
MLPF&S	Class Y	40,342,367.646	56.2211
For The Sole Benefit Of
Its Customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL 32246-6484

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

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The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds.

The following schedule lists the advisory fees for each Fund (except for Victory Pioneer Fund), as an annual percentage of its average daily net assets.

Fund	Advisory Fee
0.60% of the Fund's average daily net assets up to $7.5
billion, 0.575% of the next $2.5 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net
Victory Pioneer Fund	assets over $10 billion
Victory Pioneer AMT – Free Municipal Fund	0.50% of the Fund’s average daily net assets up to $250
million, 0.45% of the next $500 million of the Fund’s
average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets and 0.35% of the Fund’s
average daily net assets over $2 billion

Victory Pioneer U.S. Government Money Market Fund	0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% of the Fund’s average daily net assets greater than
$1 billion

Pioneer Fund

As compensation for its management services and expenses incurred, the Victory Pioneer Fund pays Victory Capital a fee that is comprised of two components. The first component is an annual basic fee (the “basic fee”) equal to 0.60% of the Fund’s average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion of the Fund’s average daily net assets and 0.55% on the excess over $10 billion of the Fund’s average daily net assets. The second component is a performance fee adjustment.

Performance fee adjustment

The basic fee is subject to an upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the “record”) of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the S&P 500 Index (the “Index”) for this purpose. The Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

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The performance period consists of the current month and the prior 35 months. Each percentage point of difference (up to a maximum difference of +/– 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/– 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average daily net assets of the Fund over the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee. Victory Capital contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment).

Performance adjustment example

The following hypothetical example illustrates the application of the performance adjustment.

For purposes of the example, any dividends or capital gain distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

Example assuming the Fund outperforms the Index

The example also makes these assumptions:

For the Performance Period	Fund’s	Index’s Cumulative	Fund’s
	Investment	Change	Performance
	Performance		Relative to the
Index
First day	$10	100
Last day	$13	123
Absolute change	+$3	+$23
Actual change	+30%	+23%	+7 percentage
points

Based on these assumptions, the Fund calculates Victory Capital’s management fee rate for the last month of the performance period as follows:

•The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the Fund’s average daily net assets for the month. This results in the dollar amount of the basic fee.

•The +7 percentage point difference between the performance of the Fund’s Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.

•The 0.07% rate (adjusted for the number of days in the month) is multiplied by the Fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Fund’s performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Example assuming the Index outperforms the Fund

The example also makes these assumptions:

For the Performance Period	Fund’s	Index’s Cumulative	Fund’s
	Investment	Change	Performance
	Performance		Relative to the
Index
First day	$10	100
Last day	$11	120
Absolute change	+$1	+$20
Actual change	+10%	+20%	−10 percentage
points

Based on these assumptions, the Fund calculates Victory Capital’s management fee rate for the last month of the performance period as follows:

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•The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the Fund’s average daily net assets for the month. This results in the dollar amount of the basic fee.

•The –10 percentage point difference between the performance of the Fund’s Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.10%.

•The –0.10% rate (adjusted for the number of days in the month) is multiplied by the Fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund’s performance compared to the Index. The Fund has been advised that the staff of the Securities and Exchange Commission takes the position that the Board may not substitute a new Index without shareholder approval. Consequently, until the position of the staff changes, the Fund would submit any change in the Index to shareholders for their approval.

It is not possible to predict the effect of the performance adjustment on the overall compensation to Victory Capital in the future since it will depend on the performance of the Fund relative to the record of the Index.

The board determined that it would be appropriate to increase Victory Capital’s compensation and that the amount of the increase should be greater when the Fund’s performance exceeds that of an objective index and, conversely, lower when the Fund’s performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the Fund is permitted to invest. The board believes that a performance adjustment is appropriate for the Fund and that providing incentives to Victory Capital based on its performance benefits shareholders.

Under the terms of the management contract, the Fund pays management fees at a rate equal to the basic fee plus orminus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.

The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

Approximate management fees the Funds paid or owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended December 31, 2023, 2022 and 2021.

Predecessor Fund		2023	2022	2021
Pioneer Core Equity Fund	Gross Fee Incurred	$8,730,457	$9,263,022	$10,364,187
Pioneer Core Equity Fund	Net Fee Paid	$8,730,457	$9,263,022	$10,364,187
Pioneer Fund	Gross Fee Incurred	$41,229,345	$46,556,526	$50,208,330
Pioneer Fund	Net Fee Paid	$38,680,938	$39,816,895	$41,476,008
AMT-Free Municipal Fund	Gross Fee Incurred	$4,298,661	$5,801,526	$7,117,760
AMT-Free Municipal Fund	Net Fee Paid	$3,769,308	$5,521,160	$7,117,760
U.S. Government Money Market Fund	Gross Fee Incurred	$1,133,699	$1,042,636	$1,006,010
U.S. Government Money Market Fund	Net Fee Paid	$1,133,699	$840,207	$0

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses

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on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended December 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

Since the Funds had not commenced operations, for the last three fiscal years ended December 31, Victory Capital has not recouped management fees previously waived and/or reimbursed.

Potential conflicts of interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross- trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics

Each Fund, Victory Capital and Victory Capital Services, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Administrator and Fund Accountant

The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub- administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of

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aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended December 31, 2023, 2022 and 2021, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2023	2022	2021
Pioneer Core Equity	$609,454	$598,984	$695,629
Pioneer Fund	$2,734,941	$2,650,590	$2,707,517
Pioneer AMT-Free Municipal Fund	$268,381	$337,014	$468,243
Pioneer U.S. Government Money Market Fund	$145,128	$124,230	$193,827

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286], is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

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Distributor

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly-owned subsidiary of Amundi US.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain Funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Victory Pioneer Core Equity Fund

Name of		Number	Total Assets	Number of	Assets Managed
Portfolio	Type of Account	of	Managed (000’s)	Accounts	for which
Manager		Accounts		Managed for	Advisory
		Managed		which	Fee is
				Advisory	Performance-
				Fee is	Based (000’s)
				Performance-
				Based
Craig Sterling	Other Registered Investment Companies	4	$12,089,661	1	$9,336,629
	Other Pooled Investment Vehicles	8	$8,326,051	4	$6,218,586
	Other Accounts	10	$2,963,170	1	$1,923,087
Ashesh Savla	Other Registered Investment Companies	2	$2,589,826	N/A	N/A
	Other Pooled Investment Vehicles	3	$1,186,345	3	$1,186,345
	Other Accounts	N/A	N/A	N/A	N/A
Victory Pioneer AMT-Free Municipal Fund
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
John Crosby van Roden Other	Registered	Investment6	$1,907,293	N/A	N/A
	Companies
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A

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Prakash Vadlamani		Other	Registered	Investment6	$1,907,293	N/A	N/A
		Companies
Victory Pioneer U.S. Government Money Market Fund
Name	of	Type of Account		Number	Total	AssetsNumber ofAssets
Portfolio				of	Managed (000’s)	Accounts	Managed
Manager				Accounts
						Managed	for which
				Managed
						for which	Advisory
						Advisory	Fee is
						Fee	isPerformanc
						Performane-
						ce-Based	Based
							(000’s)
Timothy Rowe		Other Registered Investment Companies		2	$5,031,643	N/A	N/A
		Other Pooled Investment Vehicles		3	$3,168,922	1	$2,154,698
		Other Accounts		13	$10,732,544	1	$1,458,411

Gregory R. Palmer		Other Registered Investment Companies		N/A	N/A	N/A	N/A

		Other Pooled Investment Vehicles		N/A	N/A	N/A	N/A
		Other Accounts		1	$5,411,841	1	$5,411,841

Victory Pioneer Fund
Name	of	Type of Account		Number	Total	AssetsNumber ofAssets
Portfolio				of	Managed (000’s)	Accounts	Managed
Manager				Accounts
						Managed	for which
				Managed
						for which	Advisory
						Advisory	Fee is
						Fee	isPerformanc
						Performane-
						ce-Based	Based
							(000’s)
Jeff Kripke		Other Registered Investment Companies		1	$163,206	N/A	N/A
		Other Pooled Investment Vehicles		4	$6,800,520	1	$5,032,241
		Other Accounts		11	$3,302,356	1	$1,923,087

Craig Sterling		Other Registered Investment Companies		4	$4,673,947	N/A	N/A
		Other Pooled Investment Vehicles		8	$8,326,051	4	$6,218,586

		Other Accounts		10	$2,963,170	1	$1,923,087

James Yu		Other Registered Investment Companies		1	$163,206	N/A	N/A

		Other Pooled Investment Vehicles		4	$6,800,520	1	$5,032,241
		Other Accounts		11	$3,302,356	1	$1,923,087

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high- quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together,

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“Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust Funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross- trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan

Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund, except the Victory Pioneer U.S. Government Money Market Fund, pay the Distributor a distribution and service fee of up to 0.25%. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of the Victory Pioneer U.S. Government Money Market Fund pay the Distributor a distribution and service fee of 0.15%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

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The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan

Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan

Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution- related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans

The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable

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class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

Underwriting expenses and commissions

The following tables reflect the total underwriting commissions and the amount of those commissions retained by the Amundi Distributor US, Inc. in connection with the sale of shares of each Predecessor Fund for the last three fiscal years ended December 31.

Pioneer Core Equity

For the Fiscal Years Ended December 31	2023	2022	2021
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$23,848	$28,773	$37,645
Approximate Commissions Reallowed to Dealers (Class A shares)	$149,233	$185,196	$204,579
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$1,550,862	$878,466	$715,969
Pioneer Fund
For the Fiscal Years Ended December 31	2023	2022	2021
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$247,545	$327,763	$444,024
Approximate Commissions Reallowed to Dealers (Class A shares)	$1,548,804	$2,084,745	$2,446,572
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$2,463,281	$1,870,922	$2,968,753
Pioneer AMT-Free Municipal Fund
For the Fiscal Years Ended December 31	2023	2022	2021
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$6,290	$5,105	$21,269
Approximate Commissions Reallowed to Dealers (Class A shares)	$43,490	$37,449	$108,833
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0
Pioneer U.S. Government Money Market Fund
For the Fiscal Years Ended December 31	2023	2022	2021
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$0	$0	$0
Approximate Commissions Reallowed to Dealers (Class A shares)	$0	$0	$0
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0

Fund expenses under the distribution plan

The following tables reflect the aggregate payment of Rule 12b-1 fees to Amundi Distributor US, Inc. pursuant to the Predecessor Funds’ Plans for the most recent fiscal year ended December 31, 2023. All such payments consisted of compensation to broker-dealers.

Predecessor Fund	Combined Predecessor	Predecessor Fund	Predecessor FundPredecessor Fund Class
	Fund Plan	Class A Plan	Class C PlanR Plan1
Pioneer Core Equity	$4,275,095	$4,207,925	$61,997	$5,173
Pioneer Fund	$15,510,524	$14,556,670	$746,011	$207,843
Pioneer AMT-Free Municipal
Fund	$1,327,788	$1,180,560	$147,228
Pioneer U.S. Government
Money Market Fund	$394,063	$383,509		$10,554

1Payments made by Class R shares of each Predecessor Fund. Victory Pioneer Core Equity Fund, Victory Pioneer AMT-Free Municipal Fund and Victory Pioneer U.S. Government Money Market Fund do not offer Class R shares.

Allocation of Fund expenses under the distribution plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended December 31, 2023 is set forth in the following tables:

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Pioneer Core Equity	Payments
	to Servicing		Sales	Printing
	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$4,126,554	$12,700	$56,484	$12,187	$4,207,925
Class C	$57,565	$700	$3,042	$690	$61,997
Class R	$5,173	$0	$0	$0	$5,173

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended December 31, 2023).

	Payments
	to Servicing		Sales	Printing
Pioneer Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$14,405,149	$23,810	$104,894	$22,817	$14,556,670
Class C	$611,473	$21,457	$92,400	$20,681	$746,011
Class R	$207,823	$3	$14	$3	$207,843

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended December 31, 2023).

	Payments
Pioneer AMT-Free	to Servicing		Sales	Printing
Municipal Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$864,465	$50,644	$217,053	$48,398	$1,180,560
Class C	$102,540	$6,851	$30,905	$6,932	$147,228

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended December 31, 2023).

Pioneer U.S.	Payments
Government Money	to Servicing		Sales	Printing
Market Fund	Parties1	Advertising	Meetings	and Mailing	Total
Class A	$0	$61,028	$261,575	$60,906	$383,509
Class R	$10,554	$0	$0	$0	$10,554

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended December 31, 2023).

Service plan for Class R shares

The Victory Pioneer Fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the Fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Fund.

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Funds’ Class A shares.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel

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must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539- FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Victory Capital pursuant to authority contained in the Fund’s management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Victory Capital may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the Fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker-dealers

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which have agreed to use part of their commission to pay the Fund’s fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

No brokerage commissions were paid by a Fund during the last three fiscal years ended December 31, since the Funds had not commenced operations.

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended December 31, 2023, 2022 and 2021, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2023	2022	2021
Pioneer Core Equity	$1,550,862	$878,466	$715,969
Pioneer Fund	$2,463,281	$1,870,922	$2,968,753
Pioneer AMT-Free Municipal Fund	$0	$0	$0
Pioneer U.S. Government Money Market Fund	$0	$0	$0

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended December 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended December 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Broker-Dealers

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended December 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of December 31, 2023, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Pioneer Core Equity
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer AMT-Free Municipal Fund

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Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None
Pioneer U.S. Government Money Market Fund
Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
None

The Board periodically reviews Victory Capital’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended December 31, 2023 and 2022 was:

	2023	2022
Pioneer Core Equity	106%	75%
Pioneer Fund	64%	57%
Pioneer AMT-Free Municipal Fund	16%	21%
Pioneer U.S. Government Money Market Fund	N/A	N/A

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. The Victory Pioneer U.S. Government Money Market Fund and Victory Pioneer AMT-Free Municipal Fund declare dividends daily and normally pay dividends on the last business day of each month. The Victory Pioneer Core Equity Fund generally pays dividends annually. The Victory Pioneer Fund generally pays dividends quarterly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive

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at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) generally will pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax- exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund generally distributes any net short- and long-term capital gains in November. The Fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

The Victory Pioneer AMT – Free Municipal Fund declares a dividend from any net investment income (other than capital gains) each business day. The Fund generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The Fund distributes any net short-term and long-term capital gains in November.

Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

The Fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the Fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter

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into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The Fund’s distributions of such gain or income will not be “exempt-interest dividends,” as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Fund’s net investment income which is attributable to interest from tax- exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Code.

Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the Fund’s dividends and distributions not reported as exempt-interest dividends will be taxable as described below.

The Fund will not invest in “private activity bonds” that generate interest constituting an item of tax preference and therefore increase alternative minimum taxable income for individuals that are subject to the U.S. federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. The Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt- interest dividends paid by the Fund.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund, other than exempt-interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income. Since the Fund’s income is derived from sources that do not pay dividends, it is not expected that any dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to individual and certain other noncorporate shareholders on “qualified dividend income.”

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.]

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

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Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The Victory Pioneer U.S. Government Money Market Fund does not anticipate that it will earn or distribute any net capital gains. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates.

A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax applicable to individuals.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed

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income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.

Capital loss carryforwards as of December 31, 2023

Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2023, certain Predecessor Funds had capital loss carryforwards as follows:

			Pioneer
	Pioneer		AMT-Free	Pioneer U.S.
	Core		MunicipalGovernment Money
	EquityPioneer Fund		Fund	Market Fund
Short-term	$1,823,589	$0	$3,596,446	$2,258
Long-term	$0	$0	$79,568,231	$218
Total	$1,823,589	$0	$83,164,677	$2,476

Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each Fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, generally will be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election generally will apply as if the average

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basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Victory fund (or any other shares of a Victory fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non- qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as

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ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Each Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect

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to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short- term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally will require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non- U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state’s securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable

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to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

Description of Shares

As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Purchasing Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund’s transfer agent and certificates will not normally be issued.

The Trustees have authorized the issuance of the following classes of shares of the Fund, designated as Class A, Class C, Class R6, Class R, and Class Y.

Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Trust Instrument, dated as of December 16, 2024. A copy of the Trust’s Certificate of Trust dated as of October 21, 2024, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Issuance and redemption of shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund

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may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder.

Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Small accounts

The declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Financial Statements

The audited financial statements of the Predecessor Funds, for the fiscal year ended December 31, 2023 are incorporated by reference herein.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written

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demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper,

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Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N- PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser, Administrator and Fund	Victory Capital Management	Daily.
Accountant	Inc.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York	Daily.
Mellon
Sub-Administrator	The Bank of New York	Daily.
Mellon
Financial Data Service	FactSet Research Systems,	Daily.
Inc.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider

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Independent Registered Public	Deloitte & Touche LLP	Annual Reporting Period: within 15
Accounting Firm	(appointed auditor for the	business days of end of reporting
	fiscal year ended December	period.
31, 2024)
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on		Up to 30 days before filing with the
Forms N-CSR and Form N-PORT		SEC.
	Metropolitan Life Insurance	Within 30 days after month end for
	Company	board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
	Roszel Advisors	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	Oppenheimer & Co.	Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
	UBS	Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

	Beacon Pointe Advisors	As needed for quarterly review of
certain Victory Pioneer funds
	Commonwealth Financial	Within 30 days after month end for
	Network	risk analysis on funds on behalf of
their clients
	Hartford Retirement Services,	As needed for risk analysis on
	LLC	funds on behalf of their clients
	Transamerica Life Insurance	As needed for performance and risk
	Company	analysis on funds on behalf of their
clients
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
select Nationally Recognized
Statistical Rating Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on
funds on behalf of their clients and
product review
	Capital Market Consultants	As needed to complete quarterly
due diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential

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misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm (appointed auditor for the fiscal year ended December 31, 2024), provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to Funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium- term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C— An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D— An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward- looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed Funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

▪the effect of the proposal on the underlying value of the securities

▪the effect on marketability of the securities

▪the effect of the proposal on future prospects of the issuer

▪the composition and effectiveness of the issuer’s board of directors

▪the issuer’s corporate governance practices

▪the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

▪The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

▪The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

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▪The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

▪The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

▪The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

▪The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

▪The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

▪The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for- performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

▪The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

▪The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

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Victory Portfolios IV

Part C. Other Information

_________________________________

ITEM 15. INDEMNIFICATION

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, provides for the indemnification of Registrant’s Trustees and officers, as follows:

(a)Subject to the exceptions and limitations contained in Subsection (b):

(i)every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)No indemnification shall be provided hereunder to a Covered Person to the extent that such indemnification is prohibited by applicable federal law.

(c)The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 shall be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02. The advancement of any expenses pursuant to this Section 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e)Notwithstanding anything to the contrary in the Trust Instrument or the Bylaws, for purposes of any determinations that under applicable federal law need to be made in connection with the provision of indemnification or advancement by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and are not party to the proceeding at issue (“Qualifying Trustees”), a majority of the Qualifying Trustees shall constitute a quorum unless there is only one Qualifying Trustee, in which case such one Qualifying Trustee shall constitute a quorum. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Qualifying Trustees making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act and Release 11330 under the 1940 Act in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1.(a) Certificate of Trust dated October 21, 2024.

(b)Form of Amended and Restated Trust Instrument.*

2.Bylaws.

3.None.

4.Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the joint proxy statement/prospectus filed herewith as Part A of this Registration Statement on Form N-14.

5.The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Amended and Restated Trust Instrument referenced in Exhibit (1)(b) above and in Article IV of the Bylaws referenced in Exhibit (2) above.

6.Investment Advisory Agreement between Registrant and Victory Capital Management Inc.

7.Distribution Agreement between Registrant and Victory Capital Services, Inc.

8.None.

9.Form of Assignment Agreement related to Custody Agreement with The Bank of New York Mellon.

10.(a) Distribution and Service Plan Class A Shares.

(b)Distribution and Service Plan Class C Shares.

(c)Distribution and Service Plan Class R Shares.

(d)Class R Shares Service Plan.

11.Opinion and consent of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares.

12.Opinion of Sidley Austin LLP regarding tax matters. (To be filed by subsequent post-effective amendment)

13.(a) Form of Administration and Fund Accounting Agreement between Registrant and Victory Capital Management Inc.

(b)Form of Assignment Agreement related to Fund Administration and Accounting Agreement with The Bank of New York Mellon.

(c)Form of Assignment Agreement related to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc.

(d)Form of Expense Limitation Agreement between Registrant and Victory Capital Management Inc.*

14.Consents of Independent Registered Public Accounting Firms.*

15.None.

16.Powers of Attorney of: John E. Baumgardner, Jr., David C. Brown, Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna, Fred J. Ricciardi.

17.Form of Proxy Card.*

_______

* Filed herewith.

ITEM 17. UNDERTAKINGS

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Antonio and State of Texas, on the 7th day of February, 2025.

VICTORY PORTFOLIOS IV (Registrant)

By: /s/ Thomas Dusenberry

Thomas Dusenberry, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

/s/ Thomas Dusenberry Thomas Dusenberry

/s/ Carol D. Trevino Carol D. Trevino

*

Thomas J. Perna

*

John E. Baumgardner, Jr.

*

David C. Brown

*

Diane Durnin

*

Benjamin M. Friedman

*

Craig C. MacKay

*

Lorraine H. Monchak

*

Fred J. Ricciardi

*By: /s/ Thomas Dusenberry Thomas Dusenberry Attorney-in-Fact

President (Principal Executive Officer)

Treasurer (Principal Accounting Officer and Principal Financial Officer)

Chair

Trustee

Trustee

Trustee

Trustee

Trustee

Trustee

Trustee